Document and Entity Information	3 Months Ended
Mar. 31, 2013
Document Information [Line Items]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Mar 31, 2013
Trading Symbol	GNW
Entity Registrant Name	GENWORTH FINANCIAL INC
Entity Central Index Key	0001276520

Condensed Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Mar. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Assets
Fixed maturity securities available-for-sale, at fair value	$ 61,082		$ 62,161				$ 58,295
Equity securities available-for-sale, at fair value	490		518				359
Commercial mortgage loans	5,866		5,872				6,092
Restricted commercial mortgage loans related to securitization entities	324		341				411
Policy loans	1,606		1,601				1,549
Other invested assets	2,982		3,493				4,819
Restricted other invested assets related to securitization entities, at fair value	399		393				377
Total investments	72,749		74,379				71,902
Cash and cash equivalents	3,797		3,632		4,152		4,443		3,094
Accrued investment income	769		715				691
Deferred acquisition costs	5,050		5,036				5,193		5,195	[1]
Intangible assets	346		366				468
Goodwill	868		868				958		1,032
Reinsurance recoverable	17,211		17,230				16,998
Other assets	706		710				906
Separate account assets	10,140		9,937				10,122
Assets associated with discontinued operations	439		439				506
Total assets	112,075		113,312				112,187
Liabilities and stockholders' equity
Future policy benefits	33,601		33,505				32,175
Policyholder account balances	25,886		26,262				26,345
Liability for policy and contract claims	7,343		7,509	[2]			7,620	[2],[3]	6,933	[3],[4]	6,567	[4]
Unearned premiums	4,193		4,333				4,223
Other liabilities ($123, $133 and $210 other liabilities related to securitization entities)	5,028		5,239				6,301
Borrowings related to securitization entities ($71, $62 and $48 carried at fair value)	329		336				396
Non-recourse funding obligations	2,062		2,066				3,256
Long-term borrowings	4,766		4,776				4,726
Deferred tax liability	1,132		1,507				811
Separate account liabilities	10,140		9,937				10,122
Liabilities associated with discontinued operations	86		61				80
Total liabilities	94,566		95,531				96,055
Commitments and contingencies
Stockholders' equity:
Class A common stock, $0.001 par value; 1.5 billion shares authorized; 581 million, 580 million and 579 million shares issued as of March 31, 2013, December 31, 2012 and 2011, respectively; 493 million, 492 million and 491 million shares outstanding as of March 31, 2013, December 31, 2012 and 2011, respectively	1		1				1
Additional paid-in capital	12,131		12,127				12,136
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,471		2,692				1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(28)		(54)				(132)
Net unrealized investment gains (losses)	2,443	[5]	2,638	[5]	1,327	[5]	1,485	[5]	(80)		(1,405)
Derivatives qualifying as hedges	1,799	[6]	1,909	[6]	1,680	[6]	2,009	[6]	924		802
Foreign currency translation and other adjustments	582		655				553
Total accumulated other comprehensive income (loss)	4,824		5,202		3,656		4,047
Retained earnings	1,966		1,863				1,538
Treasury stock, at cost (88 million shares as of March 31, 2013, December 31, 2012 and 2011)	(2,700)		(2,700)				(2,700)
Total Genworth Financial, Inc.'s stockholders' equity	16,222		16,493				15,022
Noncontrolling interests	1,287		1,288				1,110
Total stockholders' equity	17,509		17,781		15,836		16,132		13,510		11,972
Total liabilities and stockholders' equity	$ 112,075		$ 113,312				$ 112,187

[1]	On July 1, 2010, we adopted a new accounting standard related to embedded credit derivatives. The adoption of this standard had a net unfavorable impact of $3 million on DAC.
[2]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2012 were reduced by loss mitigation activities of $73 million, including $70 million related to workouts, loan modifications and pre-sales, and $3 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $601 million for the year ended December 31, 2012, including $574 million related to workouts, loan modifications and pre-sales, and $27 million related to rescissions, net of reinstatements of $31 million.
[3]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million for the year ended December 31, 2011, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.
[4]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million for the year ended December 31, 2010, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.
[5]	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
[6]	See note 5 for additional information.

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012		Dec. 31, 2011
Restricted other invested assets related to securitization entities, at fair value	$ 399	$ 393	[1]	$ 376	[1]
Other liabilities, securitization entities	123	133		210
Borrowings related to securitization entities, at fair value	$ 71	$ 62	[1]	$ 48	[1]
Class A Common Stock, par value	$ 0.001	$ 0.001		$ 0.001
Class A common stock, shares authorized	1,500,000,000	1,500,000,000		1,500,000,000
Class A common stock, shares issued	581,000,000	580,000,000		579,000,000
Class A common stock, shares outstanding	493,000,000	492,000,000		491,000,000
Treasury stock, shares	88,000,000	88,000,000		88,000,000

[1]	See note 18 for additional information related to consolidated securitization entities.

Condensed Consolidated Statements of Income (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues:
Premiums	$ 1,261	$ 1,106		$ 5,041		$ 5,688		$ 5,833
Net investment income	814	832		3,343		3,380		3,266
Net investment gains (losses)	(61)	37		27		(195)		(143)
Insurance and investment product fees and other	289	340		1,229		1,050		760
Total revenues	2,303	2,315		9,640		9,923		9,716
Benefits and expenses:
Benefits and other changes in policy reserves	1,201	1,232		5,378		5,941		6,001
Interest credited	184	195		775		794		841
Acquisition and operating expenses, net of deferrals	433	440		1,594		1,930		1,938
Amortization of deferred acquisition costs and intangibles	122	271		722		593		622
Goodwill impairment				89		29		0
Interest expense	126	95		476		506		457
Total benefits and expenses	2,066	2,233	[1]	9,034		9,793		9,859
Income (loss) from continuing operations before income taxes	237	82		606		130		(143)
Provision (benefit) for income taxes	76	15		138		(11)		(279)
Income from continuing operations	161	67	[1]	468		141		136
Income (loss) from discontinued operations, net of taxes	(20)	12		57		36		45
Net income	141	79	[1]	525		177		181
Less: net income attributable to noncontrolling interests	38	33	[1]	200		139		143
Net income available to Genworth's common stockholders	103	46	[1]	325		38		38
Income from continuing operations available to Genworth Financial, Inc.'s common stockholders per common share:
Basic	$ 0.25	$ 0.07		$ 0.55		$ 0		$ (0.01)
Diluted	$ 0.25	$ 0.07		$ 0.54	[2]	$ 0	[2]	$ (0.01)	[2]
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic	$ 0.21	$ 0.09		$ 0.66	[3]	$ 0.08	[3]	$ 0.08	[3]
Diluted	$ 0.21	$ 0.09		$ 0.66	[3]	$ 0.08	[3]	$ 0.08	[3]
Weighted-average common shares outstanding:
Basic	492.5	491.2		491.6		490.6		489.3
Diluted	496.8	495.7		494.4		493.5		493.9
Supplemental disclosures:
Total other-than-temporary impairments	(12)	(16)		(62)		(118)		(122)
Portion of other-than-temporary impairments included in other comprehensive income (loss)		(1)		(44)		(14)		(86)
Net other-than-temporary impairments	(12)	(17)		(106)		(132)		(208)
Other investment gains (losses)	(49)	54		133		(63)		65
Net investment gains (losses)	$ (61)	$ 37		$ 27		$ (195)		$ (143)

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of our loss from continuing operations available to Genworth Financial, Inc.'s common stockholders for the year ended December 31, 2010, we used basic weighted-average common shares outstanding in the calculation of diluted loss from continuing operations available to Genworth Financial, Inc.'s common stockholders per share.
[3]	May not total due to whole number calculation.

Condensed Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	3 Months Ended														12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	$ 141		$ 266	[1]	$ 71	[1]	$ 109	[1]	$ 79	[1]	$ 188	$ 8	$ (111)	$ 92	$ 525	$ 177	$ 181
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(217)								(185)						1,078	1,615	950
Net unrealized gains (losses) on other-than-temporarily impaired securities	26								21						78	(11)	126
Derivatives qualifying as hedges	(110)	[2]							(329)	[2]					(100)	1,085	122
Foreign currency translation and other adjustments	(104)								116						126	(135)	286
Total other comprehensive income (loss)	(405)								(377)						1,182	2,554	1,484
Total comprehensive income (loss)	(264)								(298)						1,707	2,731	1,665
Less: comprehensive income attributable to noncontrolling interests	11								47						227	152	209
Total comprehensive income (loss) available to Genworth Financial, Inc.'s common stockholders	$ (275)								$ (345)						$ 1,480	$ 2,579	$ 1,456

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	See note 5 for additional information.

Condensed Consolidated Statement of Changes in Stockholders' Equity (USD $) In Millions, unless otherwise specified	Total		Common stock	Additional Paid-in Capital	Accumulated other comprehensive income (loss)	Retained earnings	Treasury stock, at cost	Total Genworth Financial, Inc.'s stockholders' equity	Noncontrolling interests
Balances at Dec. 31, 2009	$ 11,972		$ 1	$ 12,046	$ (172)	$ 1,736	$ (2,700)	$ 10,911	$ 1,061
Cumulative effect of change in accounting, net of taxes and other adjustments	(15)		0	0	260	(275)	0	(15)	0
Repurchase of subsidiary shares	(131)		0	0	0	0	0	0	(131)
Comprehensive income (loss):
Net income	181		0	0	0	38	0	38	143
Net unrealized gains (losses) on securities not other-than-temporarily impaired	950		0	0	939	0	0	939	11
Net unrealized gains (losses) on other-than-temporarily impaired securities	126		0	0	126	0	0	126	0
Derivatives qualifying as hedges	122		0	0	122	0	0	122	0
Foreign currency translation and other adjustments	286		0	0	231	0	0	231	55
Total comprehensive income (loss)	1,665							1,456	209
Dividends to noncontrolling interests	(43)		0	0	0	0	0	0	(43)
Stock-based compensation expense and exercises and other	38		0	38	0	0	0	38	0
Other capital transactions	24		0	23	0	1	0	24	0
Balances at Dec. 31, 2010	13,510		1	12,107	1,506	1,500	(2,700)	12,414	1,096
Repurchase of subsidiary shares	(71)		0	0	0	0	0	0	(71)
Comprehensive income (loss):
Net income	177		0	0	0	38	0	38	139
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,615		0	0	1,576	0	0	1,576	39
Net unrealized gains (losses) on other-than-temporarily impaired securities	(11)		0	0	(11)	0	0	(11)	0
Derivatives qualifying as hedges	1,085		0	0	1,085	0	0	1,085	0
Foreign currency translation and other adjustments	(135)		0	0	(109)	0	0	(109)	(26)
Total comprehensive income (loss)	2,731							2,579	152
Dividends to noncontrolling interests	(67)		0	0	0	0	0	0	(67)
Stock-based compensation expense and exercises and other	29		0	29	0	0	0	29	0
Balances at Dec. 31, 2011	16,132		1	12,136	4,047	1,538	(2,700)	15,022	1,110
Comprehensive income (loss):
Net income	79	[1]	0	0	0	46	0	46	33
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(185)		0	0	(179)	0	0	(179)	(6)
Net unrealized gains (losses) on other-than-temporarily impaired securities	21		0	0	21	0	0	21	0
Derivatives qualifying as hedges	(329)	[2]	0	0	(329)	0	0	(329)	0
Foreign currency translation and other adjustments	116		0	0	96	0	0	96	20
Total comprehensive income (loss)	(298)							(345)	47
Dividends to noncontrolling interests	(12)		0	0	0	0	0	0	(12)
Stock-based compensation expense and exercises and other	14		0	14	0	0	0	14	0
Balances at Mar. 31, 2012	15,836		1	12,150	3,656	1,584	(2,700)	14,691	1,145
Balances at Dec. 31, 2011	16,132		1	12,136	4,047	1,538	(2,700)	15,022	1,110
Comprehensive income (loss):
Net income	525		0	0	0	325	0	325	200
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,078		0	0	1,075	0	0	1,075	3
Net unrealized gains (losses) on other-than-temporarily impaired securities	78		0	0	78	0	0	78	0
Derivatives qualifying as hedges	(100)		0	0	(100)	0	0	(100)	0
Foreign currency translation and other adjustments	126		0	0	102	0	0	102	24
Total comprehensive income (loss)	1,707							1,480	227
Dividends to noncontrolling interests	(50)		0	0	0	0	0	0	(50)
Stock-based compensation expense and exercises and other	(8)		0	(9)	0	0	0	(9)	1
Balances at Dec. 31, 2012	17,781		1	12,127	5,202	1,863	(2,700)	16,493	1,288
Comprehensive income (loss):
Net income	141		0	0	0	103	0	103	38
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(217)		0	0	(221)	0	0	(221)	4
Net unrealized gains (losses) on other-than-temporarily impaired securities	26		0	0	26	0	0	26	0
Derivatives qualifying as hedges	(110)	[2]	0	0	(110)	0	0	(110)	0
Foreign currency translation and other adjustments	(104)		0	0	(73)	0	0	(73)	(31)
Total comprehensive income (loss)	(264)							(275)	11
Dividends to noncontrolling interests	(13)		0	0	0	0	0		(13)
Stock-based compensation expense and exercises and other	5		0	4	0	0	0	4	1
Balances at Mar. 31, 2013	$ 17,509		$ 1	$ 12,131	$ 4,824	$ 1,966	$ (2,700)	$ 16,222	$ 1,287

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	See note 5 for additional information.

Condensed Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income	$ 141	$ 79	[1]	$ 525	$ 177	$ 181
Less (income) loss from discontinued operations, net of taxes	20	(12)		(57)	(36)	(45)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(5)	(19)		(88)	(77)	(55)
Net investment losses (gains)	61	(37)		(27)	195	143
Charges assessed to policyholders	(202)	(187)		(801)	(690)	(506)
Acquisition costs deferred	(105)	(154)		(611)	(637)	(587)
Amortization of deferred acquisition costs and intangibles	122	271		722	593	622
Goodwill impairment				89	29	0
Deferred income taxes	(182)	21		82	(350)	(337)
Gain on sale of subsidiary				0	(36)	0
Net increase (decrease) in trading securities, held-for-sale investments and derivative instruments	(27)	(45)		191	1,451	(100)
Stock-based compensation expense	9	9		26	31	44
Change in certain assets and liabilities:
Accrued investment income and other assets	(42)	(99)		(68)	(174)	(31)
Insurance reserves	541	369		2,330	2,507	2,413
Current tax liabilities	202	(87)		(234)	145	(173)
Other liabilities and other policy-related balances	(474)	(370)		(1,166)	(73)	(271)
Cash from operating activities-discontinued operations	1	9		49	70	38
Net cash from operating activities	60	(252)		962	3,125	1,336
Cash flows from investing activities:
Fixed maturity securities	1,212	969		5,176	5,233	4,589
Commercial mortgage loans	212	142		891	912	769
Restricted commercial mortgage loans related to securitization entities	17	14		67	96	52
Proceeds from sales of investments:
Fixed maturity and equity securities	1,310	1,717		5,735	6,284	4,643
Purchases and originations of investments:
Fixed maturity and equity securities	(2,069)	(3,049)		(12,322)	(11,885)	(13,236)
Commercial mortgage loans	(203)	(81)		(692)	(300)	(105)
Other invested assets, net	(26)	436		416	(529)	1,580
Policy loans, net	0	(6)		(29)	(79)	(68)
Proceeds from sale of a subsidiary, net of cash transferred				77	211	0
Payments for businesses purchased, net of cash acquired				0	(3)	(40)
Cash from investing activities-discontinued operations	0	(18)		(41)	1	1
Net cash from investing activities	453	124		(722)	(59)	(1,815)
Cash flows from financing activities:
Deposits to universal life and investment contracts	445	662		2,810	2,664	2,737
Withdrawals from universal life and investment contracts	(678)	(600)		(2,781)	(3,688)	(4,429)
Redemption and repurchase of non-recourse funding obligations	(4)	(563)		(1,056)	(130)	(6)
Proceeds from the issuance of long-term debt	0	361		361	545	1,204
Repayment and repurchase of long-term debt				(322)	(760)	(6)
Repayment of borrowings related to securitization entities	(17)	(19)		(72)	(96)	(61)
Repurchase of subsidiary shares				0	(71)	(131)
Dividends paid to noncontrolling interests	(13)	(12)		(50)	(67)	(43)
Other, net	(32)	(17)		54	26	(747)
Cash from financing activities-discontinued operations	0	(1)		(45)	(64)	(30)
Net cash from financing activities	(299)	(189)		(1,101)	(1,641)	(1,512)
Effect of exchange rate changes on cash and cash equivalents	(48)	16		26	(69)	121
Net change in cash and cash equivalents	166	(301)		(835)	1,356	(1,870)
Cash and cash equivalents at beginning of period	3,653	4,488		4,488	3,132	5,002
Cash and cash equivalents at end of period	3,819	4,187		3,653	4,488	3,132
Less cash and cash equivalents of discontinued operations at end of period	22	35		21	45	38
Cash and cash equivalents of continuing operations at end of period	$ 3,797	$ 4,152		$ 3,632	$ 4,443	$ 3,094

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Nature of Business, Formation of Genworth and Basis of Presentation	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Nature of Business, Formation of Genworth and Basis of Presentation

(1) Formation of Genworth and Basis of Presentation

Genworth Holdings, Inc. (formerly known as Genworth Financial, Inc.) was incorporated in Delaware on October 23, 2003. On April 1, 2013, Genworth completed a holding company reorganization as further described in note 11. The accompanying condensed financial statements include on a consolidated basis the accounts of Genworth and our affiliate companies in which we hold a majority voting interest or where we are the primary beneficiary of a variable interest entity. All intercompany accounts and transactions have been eliminated in consolidation.

We have the following operating segments:

•	U.S. Life Insurance. We offer and manage a variety of insurance and fixed annuity products. Our primary insurance products include life insurance, long-term care insurance and fixed annuities.

•

International Mortgage Insurance. We are a leading provider of mortgage insurance products and related services in Canada and Australia and also participate in select European and other countries. Our products predominantly insure prime-based, individually underwritten residential mortgage loans, also known as flow mortgage insurance. On a selective basis, we also provide mortgage insurance on a structured, or bulk, basis that aids in the sale of mortgages to the capital markets and helps lenders manage capital and risk. Additionally, we offer services, analytical tools and technology that enable lenders to operate efficiently and manage risk.

•

U.S. Mortgage Insurance. In the United States, we offer mortgage insurance products predominantly insuring prime-based, individually underwritten residential mortgage loans, also known as flow mortgage insurance. We selectively provide mortgage insurance on a bulk basis with essentially all of our bulk writings prime-based. Additionally, we offer services, analytical tools and technology that enable lenders to operate efficiently and manage risk.

•

International Protection. We are a leading provider of payment protection coverages (referred to as lifestyle protection) in multiple European countries and have operations in select other countries. Our lifestyle protection insurance products primarily help consumers meet specified payment obligations should they become unable to pay due to accident, illness, involuntary unemployment, disability or death.

•

Runoff. The Runoff segment includes the results of non-strategic products which are no longer actively sold. Our non-strategic products primarily include our variable annuity, variable life insurance, institutional, corporate-owned life insurance and other accident and health insurance products. Institutional products consist of: funding agreements, funding agreements backing notes (“FABNs”) and guaranteed investment contracts (“GICs”). In January 2011, we discontinued new sales of retail and group variable annuities while continuing to service our existing blocks of business.

We also have Corporate and Other activities which include debt financing expenses that are incurred at our holding company level, unallocated corporate income and expenses, eliminations of inter-segment transactions and the results of other businesses that are managed outside of our operating segments. On March 27, 2013, we announced that we had agreed to sell our wealth management business to AqGen Liberty Acquisition, Inc., a subsidiary of AqGen Liberty Holdings LLC, a partnership of Aquiline Capital Partners and Genstar Capital, and the sale is expected to close in the second half of 2013. As a result, this business has been accounted for as discontinued operations and its financial position, results of operations and cash flows are separately reported for all periods presented. Our wealth management business, previously a separate segment, is separately presented as discontinued operations and all prior periods reflected herein have been re-presented on this basis. See note 10 for additional information.

The accompanying condensed consolidated financial statements are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. These condensed consolidated financial statements include all adjustments (including normal recurring adjustments) considered necessary by management to present a fair statement of the financial position, results of operations and cash flows for the periods presented. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. The condensed consolidated financial statements included herein should be read in conjunction with the audited consolidated financial statements and related notes contained in our 2012 Annual Report on Form 10-K. Certain prior year amounts have been reclassified to conform to the current year presentation.

We have a practice of refunding the post-delinquent premiums in our U.S. mortgage insurance business to the insured party if the delinquent loan goes to claim. Our historical accounting practice was to account for these premium refunds as a reduction in premiums upon payment. In the first quarter of 2013, we determined that we should have been recording a liability for premiums received on the delinquent loans where our practice was to refund post-delinquent premiums. This error was not material to our consolidated financial condition, results of operations or cash flows as presented in our previously filed annual and quarterly financial statements; however, the adjustment to correct the cumulative effect of this error would have been material if recorded in the first quarter of 2013. We restated our financial statements to correct this error for all periods presented herein. The cumulative decrease to retained earnings was $46 million as of January 1, 2012.

The following table summarizes the impact on our consolidated balance sheet as of December 31, 2012 to reflect the recording of a liability for premiums received on the delinquent loans expected to be refunded upon claim in our U.S. mortgage insurance business:

(Amounts in millions)	As previously reported (1)	Premium restatement	As restated
Liabilities and stockholders’ equity
Liabilities:
Other liabilities	$5,171	$68	$5,239
Deferred tax liability	$1,531	$(24)	$1,507
Total liabilities	$95,487	$44	$95,531
Stockholders’ equity:
Retained earnings	$1,907	$(44)	$1,863
Total Genworth’s stockholders’ equity	$16,537	$(44)	$16,493

(1)	Previously reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 10 for additional information on discontinued operations.

The following table summarizes the impact on our consolidated statement of income for the three months ended March 31, 2012 to reflect the recording of a liability for premiums received on the delinquent loans expected to be refunded upon claim in our U.S. mortgage insurance business:

(Amounts in millions)	As previously reported (1)	Premium restatement	As restated
Premiums	$1,107	$(1)	$1,106
Total revenues	$2,316	$(1)	$2,315
Income from continuing operations before income taxes	$83	$(1)	$82
Income from continuing operations	$68	$(1)	$67
Net income	$80	$(1)	$79
Net income available to Genworth’s common stockholders	$47	$(1)	$46
Net income available to Genworth’s common stockholders per common share:
Basic	$0.09	$—	$0.09
Diluted	$0.09	$—	$0.09

(1)	Previously reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 10 for additional information on discontinued operations.

Total comprehensive income (loss) for the three months ended March 31, 2012 changed by an amount consistent with net income above.

In our previously reported condensed consolidated statement of cash flows for the three months ended March 31, 2012, net income in cash flows from operating activities has been restated by a decrease of $1 million with an offsetting increase to other liabilities and other policy-related balances in cash flows from operating activities. The restatement had no effect on total cash flows from operating, investing or financing activities in the three months ended March 31, 2012.

(1) Nature of Business and Formation of Genworth

Genworth Financial, Inc. (“Genworth”) was incorporated in Delaware on October 23, 2003 as an indirect subsidiary of General Electric Company (“GE”) in preparation for the initial public offering (“IPO”) of Genworth’s common stock, which was completed on May 28, 2004. In connection with our IPO, Genworth acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (“GEFAHI”). The transaction was accounted for at book value as a transfer between entities under common control and is referred to as our corporate formation.

The accompanying financial statements include on a consolidated basis the accounts of Genworth and our affiliate companies in which we hold a majority voting interest or power to direct activities of certain variable interest entities (“VIEs”), which we refer to as the “Company,” “we,” “us” or “our” unless the context otherwise requires.

We have the following operating segments:

•	U.S. Life Insurance. We offer and manage a variety of insurance and fixed annuity products. Our primary insurance products include life insurance, long-term care insurance and fixed annuities.

•

International Mortgage Insurance. We are a leading provider of mortgage insurance products and related services in Canada and Australia and also participate in select European and other countries. Our products predominantly insure prime-based, individually underwritten residential mortgage loans, also known as flow mortgage insurance. On a selective basis, we also provide mortgage insurance on a structured, or bulk, basis that aids in the sale of mortgages to the capital markets and helps lenders manage capital and risk. Additionally, we offer services, analytical tools and technology that enable lenders to operate efficiently and manage risk.

•

U.S. Mortgage Insurance. In the United States, we offer mortgage insurance products predominantly insuring prime-based, individually underwritten residential mortgage loans, also known as flow mortgage insurance. We selectively provide mortgage insurance on a bulk basis with essentially all of our bulk writings prime-based. Additionally, we offer services, analytical tools and technology that enable lenders to operate efficiently and manage risk.

•

International Protection. We are a leading provider of payment protection coverages (referred to as lifestyle protection) in multiple European countries. Our lifestyle protection insurance products primarily help consumers meet specified payment obligations should they become unable to pay due to accident, illness, involuntary unemployment, disability or death.

•

Runoff. The Runoff segment includes the results of non-strategic products which are no longer actively sold. Our non-strategic products primarily include our variable annuity, variable life insurance, institutional, corporate-owned life insurance and Medicare supplement insurance products. Institutional products consist of: funding agreements, funding agreements backing notes (“FABNs”) and guaranteed investment contracts (“GICs”). In January 2011, we discontinued new sales of retail and group variable annuities while continuing to service our existing blocks of business. Effective October 1, 2011, we completed the sale of our Medicare supplement insurance business.

We also have Corporate and Other activities which include debt financing expenses that are incurred at our holding company level, unallocated corporate income and expenses, eliminations of inter-segment transactions and the results of other businesses that are managed outside of our operating segments.

On March 27, 2013, we announced that we had agreed to sell our wealth management business to AqGen Liberty Acquisition, Inc., a subsidiary of AqGen Liberty Holdings LLC, a partnership of Aquiline Capital Partners and Genstar Capital, for approximately $412 million. Historically, this business has been reported as a separate segment. As a result of the sale agreement, the financial statements and other disclosures herein have been revised to reclassify this business as discontinued operations and report its financial position, results of operations and cash flows separately for all periods presented. The sale is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals. Also included in discontinued operations was our tax and advisor unit, Genworth Financial Investment Services (“GFIS”), which was part of our wealth management business until the closing of the sale on April 2, 2012. See note 24 for additional information related to discontinued operations.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies

(2) Summary of Significant Accounting Policies

Our consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles (“U.S. GAAP”). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation.

a) Premiums

For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

For single premium mortgage insurance contracts, we report premiums over the estimated policy life in accordance with the expected pattern of risk emergence as further described in our accounting policy for unearned premiums.

Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues but rather as deposits and are included in liabilities for policyholder account balances.

b) Net Investment Income and Net Investment Gains and Losses

Investment income is recognized when earned. Income or losses upon call or prepayment of available-for-sale fixed maturity securities is recognized in net investment income, except for hybrid securities where the income or loss upon call is recognized in net investment gains and losses. Investment gains and losses are calculated on the basis of specific identification.

Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than “AA” or that are backed by a U.S. agency) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

c) Insurance and Investment Product Fees and Other

Insurance and investment product fees and other consist primarily of insurance charges assessed on universal and term universal life insurance contracts, fees assessed against customer account values and commission income. For universal and term universal life insurance contracts, charges to policyholder accounts for cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder’s and policyholder’s account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

d) Investment Securities

At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities comprises primarily investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs (“DAC”), present value of future profits (“PVFP”), benefit reserves and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets and primarily represent fixed maturity securities where we utilized the fair value option.

Other-Than-Temporary Impairments On Available-For-Sale Securities

As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

We recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

•	we do not expect full recovery of our amortized cost based on the estimate of cash flows expected to be collected,

•	we intend to sell a security or

•	it is more likely than not that we will be required to sell a security prior to recovery.

For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) (“OCI”) and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of income.

Total other-than-temporary impairments are calculated as the difference between the amortized cost and fair value that emerged in the current period. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI (“non-credit”). Net other-than-temporary impairments recorded in net income (loss) represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain (loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security by discounting these cash flows at the current effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management’s best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity securities impairment model.

For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

e) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Quoted prices for identical instruments in active markets.

•

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3—Instruments whose significant value drivers are unobservable.

Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded derivatives and actively traded mutual fund investments.

Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable, information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

Level 3 comprises financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments or embedded derivatives where we cannot corroborate the significant valuation inputs with market observable data.

As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. See note 17 for additional information related to fair value measurements.

f) Commercial Mortgage Loans

Commercial mortgage loans are stated at principal amounts outstanding, net of deferred expenses and allowance for loan loss. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are deferred and amortized on an effective yield basis over the term of the loan. Commercial mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date.

“Impaired” loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that we will be unable to collect all amounts due, we consider current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management’s opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

We evaluate the impairment of commercial mortgage loans first on an individual loan basis. If an individual loan is not deemed impaired, then we evaluate the remaining loans collectively to determine whether an impairment should be recorded.

For individually impaired loans, we record an impairment charge when it is probable that a loss has been incurred. The impairment is recorded as an increase in the allowance for loan losses. All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible.

For loans that are not individually impaired where we evaluate the loans collectively, the allowance for loan losses is maintained at a level that we determine is adequate to absorb estimated probable incurred losses in the loan portfolio. Our process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions that would result in a loss in the loan portfolio over the next twelve months. Key inputs into our evaluation include debt service coverage ratios, loan-to-value, property-type, occupancy levels, geographic region, and probability weighting of the scenarios generated by the model. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements. Additions and reductions to the allowance through periodic provisions or benefits are recorded in net investment gains (losses).

For commercial mortgage loans classified as held-for-sale, each loan is carried at the lower of cost or market and is included in commercial mortgage loans in our consolidated balance sheets. See note 4 for additional disclosures related to commercial mortgage loans.

g) Securities Lending Activity

In the United States and Canada, we engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. We are currently indemnified against counterparty credit risk by the intermediary.

Under the securities lending program in the United States, the borrower is required to provide collateral, which can consist of cash or government securities, on a daily basis in amounts equal to or exceeding 102% of the applicable securities loaned. Currently, we only accept cash collateral from borrowers under the program. Cash collateral received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. In the United States, the reinvested cash collateral is primarily invested in a money market fund approved by the National Association of Insurance Commissioners (“NAIC”), U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities. As of December 31, 2012 and 2011, the fair value of securities loaned under our securities lending program in the United States was $194 million and $431 million, respectively. As of December 31, 2012 and 2011, the fair value of collateral held under our securities lending program in the United States was $187 million and $406 million, respectively, and the offsetting obligation to return collateral of $203 million and $440 million, respectively, was included in other liabilities in the consolidated balance sheets. We did not have any non-cash collateral provided by the borrower in our securities lending program in the United States as of December 31, 2012 and 2011.

Under our securities lending program in Canada, the borrower is required to provide collateral consisting of government securities on a daily basis in amounts equal to or exceeding 105% of the fair value of the applicable securities loaned. Securities received from counterparties as collateral are not recorded on our consolidated balance sheet given that the risk and rewards of ownership is not transferred from the counterparties to us in the course of such transactions. Additionally, there was no cash collateral as cash collateral is not permitted as an acceptable form of collateral under the program. In Canada, the lending institution must be included on the approved Securities Lending Borrowers List with the Canadian regulator and the intermediary must be rated at least “AA-” by Standard & Poor’s Financial Services LLC. As of December 31, 2012 and 2011, the fair value of securities loaned under our securities lending program in Canada was $210 million and $273 million, respectively.

h) Repurchase Agreements

We have a repurchase program in which we sell an investment security at a specified price and agree to repurchase that security at another specified price at a later date. Repurchase agreements are treated as collateralized financing transactions and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreement. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities. As of December 31, 2012 and 2011, the fair value of securities pledged under the repurchase program was $1,616 million and $1,693 million, respectively, and the repurchase obligation of $1,534 million and $1,548 million, respectively, was included in other liabilities in the consolidated balance sheets.

i) Cash and Cash Equivalents

Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

j) Deferred Acquisition Costs

Acquisition costs include costs that are related directly to the successful acquisition of new and renewal insurance policies and investment contracts. Such costs are deferred and amortized as follows:

Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions and for contracts and policies issued, some other costs such as underwriting, medical inspection and issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and for investment and universal life insurance products is based on expected gross profits. Expected gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions relating to future gross profits based on experience studies.

Short-Duration Contracts. Acquisition costs primarily consist of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of expected future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization, and for certain products, an increase in benefit reserves may be required. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. See note 6 for additional information related to DAC including loss recognition and recoverability.

k) Intangible Assets

Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2012, 2011 and 2010, no charges to income were recorded as a result of our PVFP recoverability or loss recognition testing.

Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract’s expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment using a qualitative or quantitative assessment and are written down to fair value as required.

l) Goodwill

Goodwill is not amortized but is tested for impairment annually or between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. We are permitted to utilize a qualitative impairment assessment if the fair value of the reporting unit is not more likely than not lower than its carrying value. If a qualitative impairment assessment is not performed, we are required to determine the fair value of the reporting unit. The determination of fair value requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit is the operating segment, or a business, one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the component level. If the reporting unit’s fair value is below its carrying value, we must determine the amount of implied goodwill that would be established if the reporting unit was hypothetically purchased on the impairment assessment date. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit’s goodwill exceeds the amount of implied goodwill.

The determination of fair value for our reporting units is primarily based on an income approach whereby we use discounted cash flows for each reporting unit. When available and as appropriate, we use market approaches or other valuation techniques to corroborate discounted cash flow results. The discounted cash flow model used for each reporting unit is based on either: operating income or statutory distributable income, depending on the reporting unit being valued.

The cash flows used to determine fair value are dependent on a number of significant management assumptions based on our historical experience, our expectations of future performance, and expected economic environment. Our estimates are subject to change given the inherent uncertainty in predicting future performance and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, new product introductions and specific industry and market conditions. Additionally, the discount rate used in our discounted cash flow approach is based on management’s judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows.

See note 8 for additional information related to goodwill and impairments recorded.

m) Reinsurance

Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. Amounts received from reinsurers that represent recovery of acquisition costs are netted against DAC so that the net amount is capitalized. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

n) Derivatives

Derivative instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is no longer probable that the forecasted transaction will occur.

For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried in the consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income when income is impacted by the variability of the cash flow of the hedged item.

For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in current period income.

We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in current period income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried in the consolidated balance sheets at fair value, with changes in fair value recognized in current period income.

Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

o) Separate Accounts and Related Insurance Obligations

Separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the contractholders and are reflected in our consolidated balance sheets at fair value, reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves. Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of income. There were no gains or losses on transfers of assets from the general account to the separate account.

We offer certain minimum guarantees associated with our variable annuity contracts. Our variable annuity contracts usually contain a basic guaranteed minimum death benefit (“GMDB”) which provides a minimum benefit to be paid upon the annuitant’s death equal to the larger of account value and the return of net deposits. Some variable annuity contracts permit contractholders to purchase through riders, at an additional charge, enhanced death benefits such as the highest contract anniversary value (“ratchets”), accumulated net deposits at a stated rate (“rollups”), or combinations thereof.

Additionally, some of our variable annuity contracts provide the contractholder with living benefits such as a guaranteed minimum withdrawal benefit (“GMWB”) or certain types of guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit base each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation.

Most of our reserves for additional insurance and annuitization benefits are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience. The projections utilize stochastic scenarios of separate account returns incorporating reversion to the mean, as well as assumptions for mortality and lapses. Some of our minimum guarantees, mainly GMWBs, are accounted for as embedded derivatives; see notes 5 and 17 for additional information on these embedded derivatives and related fair value measurement disclosures.

p) Insurance Reserves

Future Policy Benefits

We include insurance-type contracts, such as traditional life insurance, in the liability for future policy benefits. Insurance-type contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which are appropriate at the time the policies are issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. For long-term care insurance products, benefit reductions are treated as partial lapse of coverage with the balance of our future policy benefits and deferred acquisition costs both reduced in proportion to the reduced coverage. For level premium term life insurance products, we floor the liability for future policy benefits on each policy at zero. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and that of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

Policyholder Account Balances

We include investment-type contracts and our universal life insurance contracts in the liability for policyholder account balances. Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders’ contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

q) Liability for Policy and Contract Claims

The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer; (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

For our mortgage insurance policies, reserves for losses and loss adjustment expenses are based on notices of mortgage loan defaults and estimates of defaults that have been incurred but have not been reported by loan servicers, using assumptions of claim rates for loans in default and the average amount paid for loans that result in a claim. As is common accounting practice in the mortgage insurance industry and in accordance with U.S. GAAP, we begin to provide for the ultimate claim payment relating to a potential claim on a defaulted loan when the status of that loan first goes delinquent. Over time, as the status of the underlying delinquent loans move toward foreclosure and the likelihood of the associated claim loss increases, the amount of the loss reserves associated with the potential claims may also increase.

Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

r) Unearned Premiums

For single premium insurance contracts, we recognize premiums over the policy life in accordance with the expected pattern of risk emergence. We recognize a portion of the revenue in premiums earned in the current period, while the remaining portion is deferred as unearned premiums and earned over time in accordance with the expected pattern of risk emergence. If single premium policies are cancelled and the premium is non-refundable, then the remaining unearned premium related to each cancelled policy is recognized to earned premiums upon notification of the cancellation. Expected pattern of risk emergence on which we base premium recognition is inherently judgmental and is based on actuarial analysis of historical experience. We periodically review our premium earnings recognition models with any adjustments to the estimates reflected in current period income. For the years ended December 31, 2012, 2011 and 2010, we updated our premium recognition factors for our international mortgage insurance business. These updates included the consideration of recent and projected loss experience, policy cancellation experience and refinement of actuarial methods. In 2012, 2011 and 2010, adjustments associated with this update resulted in an increase in earned premiums of $36 million, $46 million and $52 million, respectively.

s) Stock-Based Compensation

We determine a grant date fair value and recognize the related compensation expense, adjusted for expected forfeitures, through the income statement over the respective vesting period of the awards.

t) Employee Benefit Plans

We provide employees with a defined contribution pension plan and recognize expense throughout the year based on the employee’s age, service and eligible pay. We make an annual contribution to the plan. We also provide employees with defined contribution savings plans. We recognize expense for our contributions to the savings plans at the time employees make contributions to the plans.

Some employees participate in defined benefit pension and postretirement benefit plans. We recognize expense for these plans based upon actuarial valuations performed by external experts. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize the overfunded or underfunded status of a defined benefit plan as an asset or liability in our consolidated balance sheets and recognize changes in that funded status in the year in which the changes occur through OCI.

u) Income Taxes

We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on our assessment of the realizability of such amounts.

Effective with the period beginning January 1, 2011, our companies elected to file a single U.S. consolidated income tax return (the “life/non-life consolidated return”). The election was made with the filing of the first life/non-life consolidated return, which was filed in September 2012. All companies domesticated in the United States and our Bermuda and Guernsey subsidiaries which have elected to be taxed as U.S. domestic companies were included in the life/non-life consolidated return as allowed by the tax law and regulations. The tax sharing agreement previously applicable only to the U.S. life insurance entities was terminated with the filing of the life/non-life consolidated return and those entities adopted the tax sharing agreement previously applicable to only the non-life entities (hereinafter the “life/non-life tax sharing agreement”). The two agreements were identical in all material respects. The life/non-life tax sharing agreement was provided to the appropriate state insurance regulators for approval. Intercompany balances relating to the impacts of the life/non-life tax sharing agreement were settled with the insurance companies after approval was received from the insurance regulators. Intercompany balances under all agreements are settled at least annually. For years before 2011, our U.S. non-life insurance entities were included in the consolidated federal income tax return of Genworth and subject to a tax sharing arrangement that allocated tax on a separate company basis but provided benefit for current utilization of losses and credits. Also, our U.S. life insurance entities filed a consolidated life insurance federal income tax return, and were subject to a separate tax sharing agreement, as approved by state insurance regulators, which allocated taxes on a separate company basis but provided benefit for current utilization of losses and credits.

Our subsidiaries based in Bermuda and Guernsey are treated as U.S. insurance companies under provisions of the U.S. Internal Revenue Code, are included in the life/non-life consolidated return, and have adopted the life-non/life tax sharing agreement. Jurisdictions outside the United States in which our various subsidiaries incur significant taxes include Australia, Canada and the United Kingdom.

v) Foreign Currency Translation

The determination of the functional currency is made based on the appropriate economic and management indicators. The assets and liabilities of foreign operations are translated into U.S. dollars at the exchange rates in effect at the consolidated balance sheet date. Translation adjustments are included as a separate component of accumulated other comprehensive income (loss). Revenues and expenses of the foreign operations are translated into U.S. dollars at the average rates of exchange during the period of the transaction. Gains and losses from foreign currency transactions are reported in income and have not been material in any years presented in our consolidated statements of income.

w) Variable Interest Entities

We are involved in certain entities that are considered VIEs as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE’s economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders, as well as which party has the power to direct activities that most significantly impact the performance of the VIEs.

Our primary involvement related to VIEs includes securitization transactions, certain investments and certain mortgage insurance policies.

We have retained interests in VIEs where we are the servicer and transferor of certain assets that were sold to a newly created VIE. Additionally, for certain securitization transactions, we were the transferor of certain assets that were sold to a newly created VIE but did not retain any beneficial interest in the VIE other than acting as the servicer of the underlying assets.

We hold investments in certain structures that are considered VIEs. Our investments represent beneficial interests that are primarily in the form of structured securities or alternative investments. Our involvement in these structures typically represent a passive investment in the returns generated by the VIE and typically do not result in having significant influence over the economic performance of the VIE.

We also provide mortgage insurance on certain residential mortgage loans originated and securitized by third parties using VIEs to issue mortgage-backed securities. While we provide mortgage insurance on the underlying loans, we do not typically have any on-going involvement with the VIE other than our mortgage insurance coverage and do not act in a servicing capacity for the underlying loans held by the VIE.

See note 18 for additional information related to these consolidated entities.

x) Accounting Changes

Testing Indefinite-Lived Intangible Assets For Impairment

In July 2012, the Financial Accounting Standards Board (the “FASB”) issued new accounting guidance on testing indefinite-lived intangible assets for impairment. The new guidance permits the use of a qualitative assessment prior to, and potentially instead of, the quantitative impairment test for indefinite-lived intangible assets. We elected to early adopt this new accounting guidance effective October 1, 2012. The adoption of this accounting guidance did not have an impact on our consolidated financial statements.

Fair Value Measurements

On January 1, 2012, we adopted new accounting guidance related to fair value measurements. This new accounting guidance clarified existing fair value measurement requirements and changed certain fair value measurement principles and disclosure requirements. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

Repurchase Agreements and Other Agreements

On January 1, 2012, we adopted new accounting guidance related to repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The new guidance removed the requirement to consider a transferor’s ability to fulfill its contractual rights from the criteria used to determine effective control and was effective for us prospectively for any transactions occurring on or after January 1, 2012. The adoption of this accounting guidance did not have a material impact on our consolidated financial statements.

Testing Goodwill For Impairment

In September 2011, the FASB issued new accounting guidance related to goodwill impairment testing. The new guidance permits the use of a qualitative assessment prior to, and potentially instead of, the two step quantitative goodwill impairment test. We elected to early adopt this new guidance effective on July 1, 2011 in order to apply the new guidance in our annual goodwill impairment testing performed during the third quarter. The adoption of this new accounting guidance did not have an impact on our consolidated financial statements.

A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring

On July 1, 2011, we adopted new accounting guidance related to additional disclosures for troubled debt restructurings. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

When to Perform Step 2 of the Goodwill Impairment Test For Reporting Units With Zero or Negative Carrying Value

On January 1, 2011, we adopted new accounting guidance related to goodwill impairment testing when a reporting unit’s carrying value is zero or negative. This guidance did not impact our consolidated financial statements upon adoption, as all of our reporting units with goodwill balances have positive carrying values.

How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments

On January 1, 2011, we adopted new accounting guidance related to how investments held through separate accounts affect an insurer’s consolidation analysis of those investments. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Fair Value Measurements and Disclosures—Improving Disclosures about Fair Value Measurements

On January 1, 2011, we adopted new accounting guidance related to additional disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 fair value measurements. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

Disclosures Related To Financing Receivables

On December 31, 2010, we adopted new accounting guidance related to additional disclosures about the credit quality of loans, lease receivables and other long-term receivables and the related allowance for credit losses. Certain other additional disclosures were effective for us on March 31, 2011. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

Scope Exception for Embedded Credit Derivatives

On July 1, 2010, we adopted new accounting guidance related to embedded credit derivatives. This accounting guidance clarified the scope exception for embedded credit derivatives and when those features would be bifurcated from the host contract. Under the new accounting guidance, only embedded credit derivative features that are in the form of subordination of one financial instrument to another would not be subject to the bifurcation requirements. Accordingly, upon adoption, we were required to bifurcate embedded credit derivatives that no longer qualified under the amended scope exception. In conjunction with our adoption, we elected fair value option for certain fixed maturity securities. The following summarizes the components for the cumulative effect adjustment recorded on July 1, 2010 related to the adoption of this new accounting guidance:

(Amounts in millions)	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholders’ equity
Investment securities	$267	$(267)	$—
Adjustment to DAC	(4)	1	(3)
Adjustment to sales inducements	(1)	1	—
Provision for income taxes	(93)	94	1

Net cumulative effect adjustment	$169	$(171)	$(2)

For certain securities where the embedded credit derivative would require bifurcation, we elected the fair value option to carry the entire instrument at fair value to reduce the cost of calculating and recording the fair value of the embedded derivative feature separate from the debt security. Additionally, we elected the fair value option for a portion of other asset-backed securities for operational ease and to record and present the securities at fair value in future periods. Upon electing fair value option on July 1, 2010, these securities were reclassified into the trading category included in other invested assets and had a fair value of $407 million. Prior to electing fair value option, these securities were classified as available-for-sale fixed maturity securities.

Accounting for Transfers of Financial Assets

On January 1, 2010, we adopted new accounting guidance related to accounting for transfers of financial assets. This accounting guidance amends the previous guidance on transfers of financial assets by eliminating the qualifying special purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. The adoption of this accounting guidance did not have a material impact on our consolidated financial statements. The elimination of the qualifying special purpose entity concept requires that these entities be considered for consolidation as a result of the new guidance related to VIEs as discussed below.

Improvements to Financial Reporting by Enterprises Involved with VIEs

On January 1, 2010, we adopted new accounting guidance for determining which enterprise, if any, has a controlling financial interest in a VIE and requires additional disclosures about involvement in VIEs. Under this new accounting guidance, the primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE’s economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. Upon adoption of this new accounting guidance, we were required to consolidate certain VIEs, including previously qualifying special purpose entities and investment structures. We recorded a transition adjustment for the impact upon adoption to reflect the difference between the assets and liabilities of the newly consolidated entities and the amounts recorded for our interests in these entities prior to adoption. On January 1, 2010, we recorded a net cumulative effect adjustment of $104 million to retained earnings with a partial offset to accumulated other comprehensive income (loss) of $91 million related to the adoption of this new accounting guidance.

The assets and liabilities of the newly consolidated entities were as follows as of January 1, 2010:

(Amounts in millions)	Carrying value (1)	Adjustment for election of fair value option (2)	Amounts recorded upon consolidation
Assets
Restricted commercial mortgage loans	$564	$—	$564
Restricted other invested assets	409	(30)	379
Accrued investment income	2	—	2

Total assets	975	(30)	945

Liabilities
Other liabilities	138	—	138
Borrowings related to securitization entities	644	(80)	564

Total liabilities	782	(80)	702

Net assets and liabilities of newly consolidated entities	$193	$50	243

Less: amortized cost of fixed maturity securities previously recorded (3)			404

Cumulative effect adjustment to retained earnings upon adoption, pre-tax			(161)
Tax effect			57

Net cumulative effect adjustment to retained earnings upon adoption			$(104)

(1)

Carrying value represents the amounts that would have been recorded in the consolidated financial statements on January 1, 2010 had we recorded the assets and liabilities in our financial statements from the date we first met the conditions for consolidation based on the criteria in the new accounting guidance.

(2)	Amount represents the difference between book value and fair value of the investments and borrowings related to consolidated securitization entities where we have elected fair value option.
(3)	Fixed maturity securities that were previously recorded had net unrealized investment losses of $91 million included in accumulated other comprehensive income (loss) as of December 31, 2009.

For commercial mortgage loans, the carrying amounts represent the unpaid principal balance less any allowance for losses. Restricted other invested assets are comprised of trading securities that are recorded at fair value. Trading securities represent asset-backed securities where we elected fair value option. Borrowings related to securitization entities are recorded at unpaid principal except for the borrowings related to entities where we elected fair value option for all assets and liabilities.

For certain entities consolidated upon adoption of the new accounting guidance on January 1, 2010, we elected fair value option to measure all assets and liabilities at current fair value with future changes in fair value being recording in income (loss). We elected fair value option for certain entities as a method to better present the offsetting changes in assets and liabilities related to third-party interests in those entities and eliminated the potential accounting mismatch between the measurement of the assets and derivatives of the entity compared to the borrowings issued by the entity. The entities where we did not elect fair value option did not have the same accounting mismatch since the assets held by the securitization entity and the borrowings of the entity were recorded at cost. See note 18 for additional information related to consolidation of VIEs.

The new accounting guidance related to consolidation of VIEs has been deferred for a reporting entity’s interest in an entity that has all of the attributes of an investment company as long as there is no implicit or explicit obligation to fund losses of the entity. For entities that meet these criteria, the new accounting guidance related to VIE consolidation would not be applicable until further guidance is issued. Accordingly, we did not have any impact upon adoption related to entities that meet the deferral criteria, such as certain limited partnership and fund investments.

Fair Value Measurements and Disclosures—Improving Disclosures about Fair Value Measurements

On January 1, 2010, we adopted new accounting guidance requiring additional disclosures for significant transfers between Level 1 and 2 fair value measurements and clarifications to existing fair value disclosures related to the level of disaggregation, inputs and valuation techniques. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

y) Retrospective Accounting Changes

On January 1, 2012, we adopted new accounting guidance requiring presentation of the components of net income (loss), the components of OCI and total comprehensive income either in a single continuous statement of comprehensive income (loss) or in two separate but consecutive statements. We chose to present two separate but consecutive statements and adopted this new guidance retrospectively. The FASB issued an amendment relating to this new guidance for presentation of the reclassification of items out of accumulated other comprehensive income into net income that removed this requirement until further guidance is issued. The adoption of this new accounting guidance did not have any impact on our consolidated financial results.

On January 1, 2012, we adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. We adopted this new guidance retrospectively, which reduced retained earnings and stockholders’ equity by $1.2 billion as of January 1, 2010, and reduced net income by $63 million and $86 million for the years ended December 31, 2011 and 2010, respectively. This new guidance results in lower amortization and fewer deferred costs, specifically related to underwriting, inspection and processing for contracts that are not issued, as well as advertising and customer solicitation.

Effective January 1, 2012, we changed our treatment of the liability for future policy benefits for our level premium term life insurance products when the liability for a policy falls below zero. Previously, the total liability for future policy benefits included negative reserves calculated at an individual policy level. Through 2010, we issued level premium term life insurance policies whose premiums are contractually determined to be level through a period of time and then increase thereafter. Our previous accounting policy followed the accounting for traditional, long-duration insurance contracts where the reserves are calculated as the present value of expected benefit payments minus the present value of net premiums based on assumptions determined on the policy issuance date including mortality, interest, and lapse rates. This accounting has the effect of causing profits to emerge as a level percentage of premiums, subject to differences in assumed versus actual experience which flow through income as they occur, and for products with an increasing premium stream, such as the level premium term life insurance product, may result in negative reserves for a given policy.

More recent insurance-specific accounting guidance reflects a different accounting philosophy, emphasizing the balance sheet over the income statement, or matching, focus which was the philosophy in place when the traditional, long-duration insurance contract guidance was issued (the accounting model for traditional, long-duration insurance contracts draws upon the principles of matching and conservatism originating in the 1970’s, and does not specifically address negative reserves). More recent accounting models for long-duration contracts specifically prohibit negative reserves, e.g., non-traditional contracts with annuitization benefits and certain participating contracts. These recent accounting models do not impact the reserving for our level premium term life insurance products.

We believe that industry accounting practices for level premium term life insurance product reserving is mixed with some companies “flooring” reserves at zero and others applying our previous accounting policy described above. In 2010, we stopped issuing new level premium term life insurance policies. Thus, as the level premium term policies reach the end of their level premium term periods, the portion of policies with negative reserves in relation to the reserve for all level premium term life insurance products will continue to increase. Our new method of accounting floors the liability for future policy benefits on each level premium term life insurance policy at zero. We believe that flooring reserves at zero is preferable in our circumstances as this alternative accounting policy will not allow negative reserves to accumulate on the balance sheet for this closed block of insurance policies. In implementing this change in accounting, no changes were made to the assumptions that were locked-in at policy inception. We implemented this accounting change retrospectively, which reduced retained earnings and stockholders’ equity by approximately $106 million as of January 1, 2010, and reduced net income by approximately $10 million and $4 million for the years ended December 31, 2011 and 2010, respectively.

On October 22, 2012, we announced the launch of a new traditional term life insurance product, along with other changes to our life insurance portfolio designed to update and expand our product offerings and further adjust pricing. We will floor the liability for future policy benefits on these level premium term insurance policies at zero, consistent with our accounting for our existing level premium term life insurance policies.

We have a practice of refunding the post-delinquent premiums in our U.S. mortgage insurance business to the insured party if the delinquent loan goes to claim. Our historical accounting practice was to account for these premium refunds as a reduction in premiums upon payment. In the first quarter of 2013, we determined that we should have been recording a liability for premiums received on the delinquent loans where our practice was to refund post-delinquent premiums. This error was not material to our consolidated financial condition, results of operations or cash flows as presented in our previously filed annual and quarterly financial statements; however, the adjustment to correct the cumulative effect of this error would have been material if recorded in the first quarter of 2013. As a result, we are restating our financial statements to correct this error for all periods presented herein. The cumulative decrease to retained earnings for periods prior to January 1, 2010 was $21 million. As our U.S. mortgage insurance subsidiaries were not required by their domiciliary regulator to refile the statutory annual statements as a result of this error, no adjustments have been reflected in our statutory-related amounts, including capital and surplus and risk-to-capital ratios disclosed herein; however, our audited statutory financial statements for the year ended December 31, 2012 will reflect a decrease in capital and surplus of $69 million as of December 31, 2012.

On January 1, 2013, we adopted new accounting guidance for disclosures about offsetting assets and liabilities. This guidance requires an entity to disclose information about offsetting and related arrangements to enable users to understand the effect of those arrangements on its financial position. We adopted this new guidance retrospectively. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

The following table presents the consolidated balance sheet as of December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Assets
Total investments	$71,902	$—	$—	$—	$71,902
Cash and cash equivalents	4,443	—	—	—	4,443
Accrued investment income	691	—	—	—	691
Deferred acquisition costs	7,327	(2,134)	—	—	5,193
Intangible assets	465	3	—	—	468
Goodwill	958	—	—	—	958
Reinsurance recoverable	16,982	—	16	—	16,998
Other assets	906	—	—	—	906
Separate account assets	10,122	—	—	—	10,122
Assets associated with discontinued operations	506	—	—	—	506

Total assets	$114,302	$(2,131)	$16	$—	$112,187

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$31,971	$3	$201	$—	$32,175
Policyholder account balances	26,345	—	—	—	26,345
Liability for policy and contract claims	7,620	—	—	—	7,620
Unearned premiums	4,257	(34)	—	—	4,223
Other liabilities	6,230	—	—	71	6,301
Borrowings related to securitization entities	396	—	—	—	396
Non-recourse funding obligations	3,256	—	—	—	3,256
Long-term borrowings	4,726	—	—	—	4,726
Deferred tax liability	1,634	(733)	(65)	(25)	811
Separate account liabilities	10,122	—	—	—	10,122
Liabilities associated with discontinued operations	80	—	—	—	80

Total liabilities	96,637	(764)	136	46	96,055

Stockholders’ equity:
Class A common stock	1	—	—	—	1
Additional paid-in capital	12,124	12	—	—	12,136
Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,586	31	—	—	1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(132)	—	—	—	(132)

Net unrealized investment gains (losses)	1,454	31	—	—	1,485

Derivatives qualifying as hedges	2,009	—	—	—	2,009
Foreign currency translation and other adjustments	558	(5)	—	—	553

Total accumulated other comprehensive income (loss)	4,021	26	—	—	4,047
Retained earnings	3,095	(1,391)	(120)	(46)	1,538
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,541	(1,353)	(120)	(46)	15,022
Noncontrolling interests	1,124	(14)	—	—	1,110

Total stockholders’ equity	17,665	(1,367)	(120)	(46)	16,132

Total liabilities and stockholders’ equity	$114,302	$(2,131)	$16	$—	$112,187

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the consolidated income statement for year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Revenues:
Premiums	$5,705	$—	$—	$(17)	$5,688
Net investment income	3,380	—	—	—	3,380
Net investment gains (losses)	(195)	—	—	—	(195)
Insurance and investment product fees and other	1,026	24	—	—	1,050

Total revenues	9,916	24	—	(17)	9,923

Benefits and expenses:
Benefits and other changes in policy reserves	5,926	—	15	—	5,941
Interest credited	794	—	—	—	794
Acquisition and operating expenses, net of deferrals	1,668	262	—	—	1,930
Amortization of deferred acquisition costs and intangibles	738	(145)	—	—	593
Goodwill impairment	29	—	—	—	29
Interest expense	506	—	—	—	506

Total benefits and expenses	9,661	117	15	—	9,793

Income from continuing operations before income taxes	255	(93)	(15)	(17)	130
Provision (benefit) for income taxes	30	(30)	(5)	(6)	(11)

Income from continuing operations	225	(63)	(10)	(11)	141
Income from discontinued operations, net of taxes	36	—	—	—	36

Net income	261	(63)	(10)	(11)	177
Less: net income attributable to noncontrolling interests	139	—	—	—	139

Net income available to Genworth Financial, Inc.’s common stockholders	$122	$(63)	$(10)	$(11)	$38

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.25	$(0.13)	$(0.02)	$(0.02)	$0.08

Diluted (2)	$0.25	$(0.13)	$(0.02)	$(0.02)	$0.08

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the consolidated income statement for year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Revenues:
Premiums	$5,854	$—	$—	$(21)	$5,833
Net investment income	3,266	—	—	—	3,266
Net investment gains (losses)	(143)	—	—	—	(143)
Insurance and investment product fees and other	760	—	—	—	760

Total revenues	9,737	—	—	(21)	9,716

Benefits and expenses:
Benefits and other changes in policy reserves	5,994	1	6	—	6,001
Interest credited	841	—	—	—	841
Acquisition and operating expenses, net of deferrals	1,686	252	—	—	1,938
Amortization of deferred acquisition costs and intangibles	752	(130)	—	—	622
Interest expense	457	—	—	—	457

Total benefits and expenses	9,730	123	6	—	9,859

Income (loss) from continuing operations before income taxes	7	(123)	(6)	(21)	(143)
Provision (benefit) for income taxes	(233)	(37)	(2)	(7)	(279)

Income from continuing operations	240	(86)	(4)	(14)	136
Income from discontinued operations, net of taxes	45	—	—	—	45

Net income	285	(86)	(4)	(14)	181
Less: net income attributable to noncontrolling interests	143	—	—	—	143

Net income available to Genworth Financial, Inc.’s common stockholders	$142	$(86)	$(4)	$(14)	$38

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.29	$(0.18)	$(0.01)	$(0.03)	$0.08

Diluted (2)	$0.29	$(0.17)	$(0.01)	$(0.03)	$0.08

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the cash flows from operating activities for the year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income	$261	$(63)	$(10)	$(11)	$177
Less (income) from discontinued operations, net of taxes	(36)	—	—	—	(36)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(77)	—	—	—	(77)
Net investment losses	195	—	—	—	195
Charges assessed to policyholders	(690)	—	—	—	(690)
Acquisition costs deferred	(899)	262	—	—	(637)
Amortization of deferred acquisition costs and intangibles	738	(145)	—	—	593
Goodwill impairment	29	—	—	—	29
Deferred income taxes	(301)	(38)	(5)	(6)	(350)
Gain on sale of subsidiary	(20)	(16)	—	—	(36)
Net increase in trading securities, held-for-sale investments and derivative instruments	1,451	—	—	—	1,451
Stock-based compensation expense	31	—	—	—	31
Change in certain assets and liabilities:
Accrued investment income and other assets	(174)	—	—	—	(174)
Insurance reserves	2,492	—	15	—	2,507
Current tax liabilities	145	—	—	—	145
Other liabilities and policy-related balances	(90)	—	—	17	(73)
Cash from operating activities—discontinued operations	70	—	—	—	70

Net cash from operating activities	$3,125	$—	$—	$—	$3,125

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the cash flows from operating activities for the year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income	$285	$(86)	$(4)	$(14)	$181
Less (income) from discontinued operations, net of taxes	(45)	—	—	—	(45)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(55)	—	—	—	(55)
Net investment losses	143	—	—	—	143
Charges assessed to policyholders	(506)	—	—	—	(506)
Acquisition costs deferred	(839)	252	—	—	(587)
Amortization of deferred acquisition costs and intangibles	752	(130)	—	—	622
Deferred income taxes	(291)	(37)	(2)	(7)	(337)
Net increase in trading securities, held-for-sale investments and derivative instruments	(100)	—	—	—	(100)
Stock-based compensation expense	44	—	—	—	44
Change in certain assets and liabilities:
Accrued investment income and other assets	(31)	—	—	—	(31)
Insurance reserves	2,406	1	6	—	2,413
Current tax liabilities	(173)	—	—	—	(173)
Other liabilities and policy-related balances	(292)	—	—	21	(271)
Cash from operating activities—discontinued operations	38	—	—	—	38

Net cash from operating activities	$1,336	$—	$—	$—	$1,336

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the consolidated balance sheet as of December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Assets
Total investments	$74,379	$—	$—	$74,379
Cash and cash equivalents	3,632	—	—	3,632
Accrued investment income	715	—	—	715
Deferred acquisition costs	5,036	—	—	5,036
Intangible assets	366	—	—	366
Goodwill	868	—	—	868
Reinsurance recoverable	17,202	28	—	17,230
Other assets	710	—	—	710
Separate account assets	9,937	—	—	9,937
Assets associated with discontinued operations	439	—	—	439

Total assets	$113,284	$28	$—	$113,312

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$33,272	$233	$—	$33,505
Policyholder account balances	26,262	—	—	26,262
Liability for policy and contract claims	7,509	—	—	7,509
Unearned premiums	4,333	—	—	4,333
Other liabilities	5,171	—	68	5,239
Borrowings related to securitization entities	336	—	—	336
Non-recourse funding obligations	2,066	—	—	2,066
Long-term borrowings	4,776	—	—	4,776
Deferred tax liability	1,603	(72)	(24)	1,507
Separate account liabilities	9,937	—	—	9,937
Liabilities associated with discontinued operations	61	—	—	61

Total liabilities	95,326	161	44	95,531

Stockholders’ equity:
Class A common stock	1	—	—	1
Additional paid-in capital	12,127	—	—	12,127
Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,692	—	—	2,692
Net unrealized gains (losses) on other-than-temporarily impaired securities	(54)	—	—	(54)

Net unrealized investment gains (losses)	2,638	—	—	2,638

Derivatives qualifying as hedges	1,909	—	—	1,909
Foreign currency translation and other adjustments	655	—	—	655

Total accumulated other comprehensive income (loss)	5,202	—	—	5,202
Retained earnings	2,040	(133)	(44)	1,863
Treasury stock, at cost	(2,700)	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,670	(133)	(44)	16,493
Noncontrolling interests	1,288	—	—	1,288

Total stockholders’ equity	17,958	(133)	(44)	17,781

Total liabilities and stockholders’ equity	$113,284	$28	$—	$113,312

(1)

Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the consolidated income statement for year ended December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Revenues:
Premiums	$5,038	$—	$3	$5,041
Net investment income	3,343	—	—	3,343
Net investment gains (losses)	27	—	—	27
Insurance and investment product fees and other	1,229	—	—	1,229

Total revenues	9,637	—	3	9,640

Benefits and expenses:
Benefits and other changes in policy reserves	5,358	20	—	5,378
Interest credited	775	—	—	775
Acquisition and operating expenses, net of deferrals	1,594	—	—	1,594
Amortization of deferred acquisition costs and intangibles	722	—	—	722
Goodwill impairment	89	—	—	89
Interest expense	476	—	—	476

Total benefits and expenses	9,014	20	—	9,034

Income from continuing operations before income taxes	623	(20)	3	606
Provision for income taxes	144	(7)	1	138

Income from continuing operations before income taxes	479	(13)	2	468
Income from discontinued operations, net of taxes	57	—	—	57

Net income	536	(13)	2	525
Less: net income attributable to noncontrolling interests	200	—	—	200

Net income available to Genworth Financial, Inc.’s common stockholders	$336	$(13)	$2	$325

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.68	$(0.03)	$—	$0.66

Diluted (2)	$0.68	$(0.02)	$—	$0.66

(1)

Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the cash flows from operating activities for the year ended December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Cash flows from operating activities:
Net income	$536	$(13)	$2	$525
Less income from discontinued operations, net of taxes	(57)	—	—	(57)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(88)	—	—	(88)
Net investment gains	(27)	—	—	(27)
Charges assessed to policyholders	(801)	—	—	(801)
Acquisition costs deferred	(611)	—	—	(611)
Amortization of deferred acquisition costs and intangibles	722	—	—	722
Goodwill impairment	89	—	—	89
Deferred income taxes	88	(7)	1	82
Net increase in trading securities, held-for-sale investments and derivative instruments	191	—	—	191
Stock-based compensation expense	26	—	—	26
Change in certain assets and liabilities:
Accrued investment income and other assets	(68)	—	—	(68)
Insurance reserves	2,310	20	—	2,330
Current tax liabilities	(234)	—	—	(234)
Other liabilities and policy-related balances	(1,163)	—	(3)	(1,166)
Cash flows from operating activities—discontinued operations	49	—	—	49

Net cash from operating activities	$962	$—	$—	$962

(1)	Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Earnings Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Earnings Per Share

(3) Earnings Per Share

Basic and diluted earnings per share are calculated by dividing each income category presented below by the weighted-average basic and diluted shares outstanding for the periods indicated:

	Three months ended March 31,
(Amounts in millions, except per share amounts)	2013	2012
Weighted-average shares used in basic earnings per common share calculations	492.5	491.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	4.3	4.5

Weighted-average shares used in diluted earnings per common share calculations	496.8	495.7

Income from continuing operations:
Income from continuing operations	$161	$67
Less: income from continuing operations attributable to noncontrolling interests	38	33

Income from continuing operations available to Genworth’s common stockholders	$123	$34

Basic per common share	$0.25	$0.07

Diluted per common share	$0.25	$0.07

Income (loss) from discontinued operations:
Income (loss) from discontinued operations, net of taxes	$(20)	$12
Less: income from discontinued operations, net of taxes, attributable to noncontrolling interests	—	—

Income (loss) from discontinued operations, net of taxes, available to Genworth’s common stockholders	$(20)	$12

Basic per common share	$(0.04)	$0.03

Diluted per common share	$(0.04)	$0.02

Net income:
Income from continuing operations	$161	$67
Income (loss) from discontinued operations, net of taxes	(20)	12

Net income	141	79
Less: net income attributable to noncontrolling interests	38	33

Net income available to Genworth’s common stockholders	$103	$46

Basic per common share	$0.21	$0.09

Diluted per common share	$0.21	$0.09

(3) Earnings Per Share

Basic and diluted earnings per share are calculated by dividing each income category presented below by the weighted-average basic and diluted shares outstanding for the periods indicated:

(Amounts in millions, except per share amounts)	2012	2011	2010
Weighted-average shares used in basic earnings per common share calculations	491.6	490.6	489.3
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	2.8	2.9	4.6

Weighted-average shares used in diluted earnings per common share calculations	494.4	493.5	493.9

Income from continuing operations:
Income from continuing operations	$468	$141	$136
Less: income from continuing operations attributable to noncontrolling interests	200	139	143

Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders	$268	$2	$(7)

Basic per common share	$0.55	$—	$(0.01)

Diluted per common share (1)	$0.54	$—	$(0.01)

Income from discontinued operations:
Income from discontinued operations, net of taxes	$57	$36	$45
Less: income from discontinued operations, net of taxes, attributable to noncontrolling interests	—	—	—

Income from discontinued operations, net of taxes, available to Genworth Financial, Inc.’s common stockholders	$57	$36	$45

Basic per common share	$0.12	$0.07	$0.09

Diluted per common share	$0.12	$0.07	$0.09

Net income:
Income from continuing operations	$468	$141	$136
Income from discontinued operations, net of taxes	57	36	45

Net income	525	177	181
Less: net income attributable to noncontrolling interests	200	139	143

Net income available to Genworth Financial, Inc.’s common stockholders	$325	$38	$38

Basic per common share	$0.66	$0.08	$0.08

Diluted per common share	$0.66	$0.08	$0.08

(1)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of our loss from continuing operations available to Genworth Financial, Inc.’s common stockholders for the year ended December 31, 2010, we used basic weighted-average common shares outstanding in the calculation of diluted loss from continuing operations available to Genworth Financial, Inc.’s common stockholders per share.

Investments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Investments

(4) Investments

(a) Net Investment Income

Sources of net investment income were as follows for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Fixed maturity securities—taxable	$656	$660
Fixed maturity securities—non-taxable	2	4
Commercial mortgage loans	82	84
Restricted commercial mortgage loans related to securitization entities	7	9
Equity securities	4	4
Other invested assets	48	53
Policy loans	32	31
Cash, cash equivalents and short-term investments	7	10

Gross investment income before expenses and fees	838	855
Expenses and fees	(24)	(23)

Net investment income	$814	$832

(b) Net Investment Gains (Losses)

The following table sets forth net investment gains (losses) for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Available-for-sale securities:
Realized gains	$40	$63
Realized losses	(66)	(46)

Net realized gains (losses) on available-for-sale securities	(26)	17

Impairments:
Total other-than-temporary impairments	(12)	(16)
Portion of other-than-temporary impairments included in other comprehensive income (loss)	—	(1)

Net other-than-temporary impairments	(12)	(17)

Trading securities	10	(25)
Commercial mortgage loans	2	2
Net gains related to securitization entities	7	34
Derivative instruments (1)	(42)	26
Contingent consideration adjustment	1	—
Other	(1)	—

Net investment gains (losses)	$(61)	$37

(1)	See note 5 for additional information on the impact of derivative instruments included in net investment gains (losses).

We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The aggregate fair value of securities sold at a loss during the periods ended March 31, 2013 and 2012 was $577 million and $357 million, respectively, which was approximately 90% of book value for both periods.

The following represents the activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in other comprehensive income (loss) (“OCI”) as of and for the three months ended March 31:

(Amounts in millions)	2013	2012
Beginning balance	$387	$646
Additions:
Other-than-temporary impairments not previously recognized	2	2
Increases related to other-than-temporary impairments previously recognized	4	13
Reductions:
Securities sold, paid down or disposed	(142)	(51)

Ending balance	$251	$610

(c) Unrealized Investment Gains and Losses

Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of the dates indicated:

(Amounts in millions)	March 31, 2013	December 31, 2012
Net unrealized gains (losses) on investment securities:
Fixed maturity securities	$5,684	$6,086
Equity securities	44	34
Other invested assets	(5)	(8)

Subtotal	5,723	6,112
Adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves	(1,820)	(1,925)
Income taxes, net	(1,364)	(1,457)

Net unrealized investment gains (losses)	2,539	2,730
Less: net unrealized investment gains (losses) attributable to noncontrolling interests	96	92

Net unrealized investment gains (losses) attributable to Genworth	$2,443	$2,638

The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the three months ended March 31:

(Amounts in millions)	2013	2012
Beginning balance	$2,638	$1,485
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	(427)	(212)
Adjustment to deferred acquisition costs	16	(47)
Adjustment to present value of future profits	1	11
Adjustment to sales inducements	(3)	(10)
Adjustment to benefit reserves	91	1
Provision for income taxes	106	93

Change in unrealized gains (losses) on investment securities	(216)	(164)
Reclassification adjustments to net investment (gains) losses, net of taxes of $(13) and $ —	25	—

Change in net unrealized investment gains (losses)	(191)	(164)
Less: change in net unrealized investment gains (losses) attributable to noncontrolling interests	4	(6)

Ending balance	$2,443	$1,327

(d) Fixed Maturity and Equity Securities

As of March 31, 2013, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(Amounts in millions)	Amortized cost or cost	Not other- than- temporarily impaired	Other-than- temporarily impaired	Not other- than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$4,510	$924	$—	$(53)	$—	$5,381
Tax-exempt	277	14	—	(21)	—	270
Government—non-U.S.	2,132	215	—	(2)	—	2,345
U.S. corporate	22,954	3,073	20	(111)	—	25,936
Corporate—non-U.S.	14,421	1,158	—	(39)	—	15,540
Residential mortgage-backed	5,542	535	10	(82)	(63)	5,942
Commercial mortgage-backed	2,948	162	3	(46)	(11)	3,056
Other asset-backed	2,620	51	—	(57)	(2)	2,612

Total fixed maturity securities	55,404	6,132	33	(411)	(76)	61,082
Equity securities	446	47	—	(3)	—	490

Total available-for-sale securities	$55,850	$6,179	$33	$(414)	$(76)	$61,572

As of December 31, 2012, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(Amounts in millions)	Amortized cost or cost	Not other- than- temporarily impaired	Other-than- temporarily impaired	Not other- than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$4,484	$1,025	$—	$(18)	$—	$5,491
Tax-exempt	308	16	—	(30)	—	294
Government—non-U.S.	2,173	250	—	(1)	—	2,422
U.S. corporate	22,873	3,317	19	(104)	—	26,105
Corporate—non-U.S.	14,577	1,262	—	(47)	—	15,792
Residential mortgage-backed	5,744	549	13	(124)	(101)	6,081
Commercial mortgage-backed	3,253	178	5	(82)	(21)	3,333
Other asset-backed	2,660	50	—	(65)	(2)	2,643

Total fixed maturity securities	56,072	6,647	37	(471)	(124)	62,161
Equity securities	483	41	—	(6)	—	518

Total available-for-sale securities	$56,555	$6,688	$37	$(477)	$(124)	$62,679

The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of March 31, 2013:

	Less than 12 months			12 months or more			Total
(Dollar amounts in millions)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses (1)	Number of securities	Fair value	Gross unrealized losses (2)	Number of securities
Description of Securities
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$766	$(53)	22	$—	$—	—	$766	$(53)	22
Tax-exempt	—	—	—	112	(21)	10	112	(21)	10
Government—non-U.S.	133	(2)	18	—	—	—	133	(2)	18
U.S. corporate	1,579	(50)	211	529	(61)	47	2,108	(111)	258
Corporate—non-U.S.	1,184	(17)	138	241	(22)	20	1,425	(39)	158
Residential mortgage-backed	277	(2)	42	360	(143)	227	637	(145)	269
Commercial mortgage-backed	172	(2)	23	533	(55)	92	705	(57)	115
Other asset-backed	153	(1)	31	150	(58)	16	303	(59)	47

Subtotal, fixed maturity securities	4,264	(127)	485	1,925	(360)	412	6,189	(487)	897
Equity securities	43	(2)	47	12	(1)	6	55	(3)	53

Total for securities in an unrealized loss position	$4,307	$(129)	532	$1,937	$(361)	418	$6,244	$(490)	950

% Below cost—fixed maturity securities:
<20% Below cost	$4,257	$(125)	479	$1,624	$(143)	267	$5,881	$(268)	746
20%-50% Below cost	7	(2)	6	272	(138)	92	279	(140)	98
>50% Below cost	—	—	—	29	(79)	53	29	(79)	53

Total fixed maturity securities	4,264	(127)	485	1,925	(360)	412	6,189	(487)	897

% Below cost—equity securities:
<20% Below cost	43	(2)	47	12	(1)	6	55	(3)	53

Total equity securities	43	(2)	47	12	(1)	6	55	(3)	53

Total for securities in an unrealized loss position	$4,307	$(129)	532	$1,937	$(361)	418	$6,244	$(490)	950

Investment grade	$4,070	$(121)	439	$1,157	$(162)	175	$5,227	$(283)	614
Below investment grade (3)	237	(8)	93	780	(199)	243	1,017	(207)	336

Total for securities in an unrealized loss position	$4,307	$(129)	532	$1,937	$(361)	418	$6,244	$(490)	950

(1)	Amounts included $75 million of unrealized losses on other-than-temporarily impaired securities.
(2)	Amounts included $76 million of unrealized losses on other-than-temporarily impaired securities.
(3)	Amounts that have been in a continuous loss position for 12 months or more included $74 million of unrealized losses on other-than-temporarily impaired securities.

As indicated in the table above, the majority of the securities in a continuous unrealized loss position for less than 12 months were investment grade and less than 20% below cost. These unrealized losses were primarily attributable to lower credit ratings since acquisition for corporate securities across various industry sectors. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 3% as of March 31, 2013.

Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

Of the $143 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was “BBB-” and approximately 61% of the unrealized losses were related to investment grade securities as of March 31, 2013. These unrealized losses were attributable to the lower credit ratings for these securities since acquisition, primarily associated with corporate securities in the finance and insurance sector. The average fair value percentage below cost for these securities was approximately 8% as of March 31, 2013. See below for additional discussion related to fixed maturity securities that have been in a continuous loss position for 12 months or more with a fair value that was more than 20% below cost.

The following tables present the concentration of gross unrealized losses and fair values of fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by asset class as of March 31, 2013:

	Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
Tax-exempt	$16	$(6)	1%	2	$—	$—	—%	—
U.S. corporate	18	(5)	1	1	—	—	—	—
Corporate—non-U.S.	32	(15)	3	7	—	—	—	—
Structured securities:
Residential mortgage-backed	21	(12)	2	9	2	(3)	1	6
Commercial mortgage-backed	2	(1)	—	2	—	(1)	—	1
Other asset-backed	51	(32)	7	3	—	—	—	—

Total structured securities	74	(45)	9	14	2	(4)	1	7

Total	$140	$(71)	14%	24	$2	$(4)	1%	7

	Below Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
U.S. corporate	$2	$(1)	—%	3	$—	$—	—%	—
Structured securities:
Residential mortgage-backed	94	(44)	9	52	18	(61)	12	41
Commercial mortgage-backed	22	(12)	2	12	3	(4)	1	3
Other asset-backed	14	(10)	2	1	6	(10)	2	2

Total structured securities	130	(66)	13	65	27	(75)	15	46

Total	$132	$(67)	13%	68	$27	$(75)	15%	46

For all securities in an unrealized loss position, we expect to recover the amortized cost based on our estimate of cash flows to be collected. We do not intend to sell and it is not more likely than not that we will be required to sell these securities prior to recovering our amortized cost. See the following for further discussion of gross unrealized losses by asset class.

Corporate Debt Securities

The following tables present the concentration of gross unrealized losses and fair values related to corporate debt fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by industry as of March 31, 2013:

	Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Industry:
Finance and insurance	$50	$(20)	4%	8	$—	$—	—%	—

Total	$50	$(20)	4%	8	$—	$—	—%	—

	Below Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Industry:
Consumer-cyclical	$2	$(1)	—%	3	$—	$—	—%	—

Total	$2	$(1)	—%	3	$—	$—	—%	—

Of the total unrealized losses of $21 million for corporate fixed maturity securities presented in the preceding tables, $20 million, or 95%, of the unrealized losses related to issuers in the finance and insurance sector that were 29% below cost on average. Given the current market conditions, including current financial industry events and uncertainty around global economic conditions, the fair value of these debt securities has declined due to credit spreads that have widened since acquisition. In our examination of these securities, we considered all available evidence, including the issuers’ financial condition and current industry events to develop our conclusion on the amount and timing of the cash flows expected to be collected. Based on this evaluation, we determined that the unrealized losses on these debt securities represented temporary impairments as of March 31, 2013. The $20 million of unrealized losses related to the finance and insurance industry related to financial hybrid securities on which a debt impairment model was employed. Most of our hybrid securities retained a credit rating of investment grade. The fair value of these hybrid securities has been impacted by credit spreads that have widened since acquisition and reflect uncertainty surrounding the extent and duration of government involvement, potential capital restructuring of these institutions, and continued but diminishing risk that income payments may be deferred. We continue to receive our contractual payments and expect to fully recover our amortized cost.

We expect that our investments in corporate securities will continue to perform in accordance with our expectations about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize write-downs within our portfolio of corporate securities in the future.

Structured Securities

Of the $190 million of unrealized losses related to structured securities that have been in an unrealized loss position for 12 months or more and were more than 20% below cost, $64 million related to other-than-temporarily impaired securities where the unrealized losses represented the portion of the other-than-temporary impairment recognized in OCI. The extent and duration of the unrealized loss position on our structured securities was primarily due to the ongoing concern and uncertainty about the residential and commercial real estate market and unemployment, resulting in credit spreads that have widened since acquisition. Additionally, the fair value of certain structured securities has been significantly impacted from high risk premiums being incorporated into the valuation as a result of the amount of potential losses that may be absorbed by the security in the event of additional deterioration in the U.S. housing market.

While we considered the length of time each security had been in an unrealized loss position, the extent of the unrealized loss position and any significant declines in fair value subsequent to the balance sheet date in our evaluation of impairment for each of these individual securities, the primary factor in our evaluation of impairment is the expected performance for each of these securities. Our evaluation of expected performance is based on the historical performance of the associated securitization trust as well as the historical performance of the underlying collateral. Our examination of the historical performance of the securitization trust included consideration of the following factors for each class of securities issued by the trust: i) the payment history, including failure to make scheduled payments; ii) current payment status; iii) current and historical outstanding balances; iv) current levels of subordination and losses incurred to date; and v) characteristics of the underlying collateral. Our examination of the historical performance of the underlying collateral included: i) historical default rates, delinquency rates, voluntary and involuntary prepayments and severity of losses, including recent trends in this information; ii) current payment status; iii) loan to collateral value ratios, as applicable; iv) vintage; and v) other underlying characteristics such as current financial condition.

We used our assessment of the historical performance of both the securitization trust and the underlying collateral for each security, along with third-party sources, when available, to develop our best estimate of cash flows expected to be collected. These estimates reflect projections for future delinquencies, prepayments, defaults and losses for the assets that collateralize the securitization trust and are used to determine the expected cash flows for our security, based on the payment structure of the trust. Our projection of expected cash flows is primarily based on the expected performance of the underlying assets that collateralize the securitization trust and is not directly impacted by the rating of our security. While we consider the rating of the security as an indicator of the financial condition of the issuer, this factor does not have a significant impact on our expected cash flows for each security. In limited circumstances, our expected cash flows include expected payments from reliable financial guarantors where we believe the financial guarantor will have sufficient assets to pay claims under the financial guarantee when the cash flows from the securitization trust are not sufficient to make scheduled payments. We then discount the expected cash flows using the effective yield of each security to determine the present value of expected cash flows.

Based on this evaluation, the present value of expected cash flows was greater than or equal to the amortized cost for each security. Accordingly, we determined that the unrealized losses on each of our structured securities represented temporary impairments as of March 31, 2013.

Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of structured securities and future write-downs within our portfolio of structured securities.

The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2012:

	Less than 12 months			12 months or more			Total
(Dollar amounts in millions)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses (1)	Number of securities	Fair value	Gross unrealized losses (2)	Number of securities
Description of Securities
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$655	$(18)	19	$—	$—	—	$655	$(18)	19
Tax-exempt	—	—	—	137	(30)	13	137	(30)	13
Government—non-U.S.	103	(1)	21	—	—	—	103	(1)	21
U.S. corporate	859	(19)	154	646	(85)	65	1,505	(104)	219
Corporate—non-U.S.	665	(9)	105	436	(38)	41	1,101	(47)	146
Residential mortgage-backed	152	(1)	32	494	(224)	278	646	(225)	310
Commercial mortgage-backed	183	(1)	20	749	(102)	130	932	(103)	150
Other asset-backed	282	(1)	42	185	(66)	18	467	(67)	60

Subtotal, fixed maturity securities	2,899	(50)	393	2,647	(545)	545	5,546	(595)	938
Equity securities	52	(4)	32	14	(2)	13	66	(6)	45

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

% Below cost—fixed maturity securities:
<20% Below cost	$2,899	$(50)	393	$2,151	$(194)	337	$5,050	$(244)	730
20%-50% Below cost	—	—	—	445	(218)	128	445	(218)	128
>50% Below cost	—	—	—	51	(133)	80	51	(133)	80

Total fixed maturity securities	2,899	(50)	393	2,647	(545)	545	5,546	(595)	938

% Below cost—equity securities:
<20% Below cost	47	(2)	29	12	(1)	11	59	(3)	40
20%-50% Below cost	5	(2)	3	2	(1)	2	7	(3)	5

Total equity securities	52	(4)	32	14	(2)	13	66	(6)	45

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

Investment grade	$2,761	$(43)	356	$1,616	$(209)	235	$4,377	$(252)	591
Below investment grade (3)	190	(11)	69	1,045	(338)	323	1,235	(349)	392

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

(1)	Amounts included $123 million of unrealized losses on other-than-temporarily impaired securities.
(2)	Amounts included $124 million of unrealized losses on other-than-temporarily impaired securities.
(3)	Amounts that have been in a continuous loss position for 12 months or more included $119 million of unrealized losses on other-than-temporarily impaired securities.

The scheduled maturity distribution of fixed maturity securities as of March 31, 2013 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

(Amounts in millions)	Amortized cost or cost	Fair value
Due one year or less	$2,704	$2,731
Due after one year through five years	10,398	10,997
Due after five years through ten years	11,176	12,243
Due after ten years	20,016	23,501

Subtotal	44,294	49,472
Residential mortgage-backed	5,542	5,942
Commercial mortgage-backed	2,948	3,056
Other asset-backed	2,620	2,612

Total	$55,404	$61,082

As of March 31, 2013, $5,278 million of our investments (excluding mortgage-backed and asset-backed securities) were subject to certain call provisions.

As of March 31, 2013, securities issued by utilities and energy, finance and insurance, and consumer—non-cyclical industry groups represented approximately 24%, 20% and 12% of our domestic and foreign corporate fixed maturity securities portfolio, respectively. No other industry group comprised more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the United States and internationally, and is not dependent on the economic stability of one particular region.

As of March 31, 2013, we did not hold any fixed maturity securities in any single issuer, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of stockholders’ equity.

(e) Commercial Mortgage Loans

Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of the dates indicated:

	March 31, 2013		December 31, 2012
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Property type:
Retail	$1,953	33%	$1,895	32%
Office	1,595	27	1,580	27
Industrial	1,584	27	1,603	27
Apartments	542	9	552	9
Mixed use/other	230	4	282	5

Subtotal	5,904	100%	5,912	100%

Unamortized balance of loan origination fees and costs	2		2
Allowance for losses	(40)		(42)

Total	$5,866		$5,872

	March 31, 2013		December 31, 2012
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Geographic region:
Pacific	$1,582	27%	$1,553	26%
South Atlantic	1,549	26	1,587	27
Middle Atlantic	750	13	739	13
Mountain	458	8	463	8
East North Central	451	8	468	8
West North Central	374	6	353	6
New England	341	6	343	6
West South Central	259	4	265	4
East South Central	140	2	141	2

Subtotal	5,904	100%	5,912	100%

Unamortized balance of loan origination fees and costs	2		2
Allowance for losses	(40)		(42)

Total	$5,866		$5,872

The following tables set forth the aging of past due commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	31 - 60 days past due	61 - 90 days past due	Greater than 90 days past due	Total past due	Current	Total
Property type:
Retail	$7	$5	$—	$12	$1,941	$1,953
Office	1	—	—	1	1,594	1,595
Industrial	6	2	—	8	1,576	1,584
Apartments	—	—	4	4	538	542
Mixed use/other	1	—	—	1	229	230

Total recorded investment	$15	$7	$4	$26	$5,878	$5,904

% of total commercial mortgage loans	—%	—%	—%	—%	100%	100%

	December 31, 2012
(Amounts in millions)	31 - 60 days past due	61 -90 days past due	Greater than 90 days past due	Total past due	Current	Total
Property type:
Retail	$—	$3	$—	$3	$1,892	$1,895
Office	2	—	—	2	1,578	1,580
Industrial	—	—	—	—	1,603	1,603
Apartments	—	—	4	4	548	552
Mixed use/other	66	—	—	66	216	282

Total recorded investment	$68	$3	$4	$75	$5,837	$5,912

% of total commercial mortgage loans	1%	—%	—%	1%	99%	100%

As of March 31, 2013 and December 31, 2012, we had no commercial mortgage loans that were past due for more than 90 days and still accruing interest. We also did not have any commercial mortgage loans that were past due for less than 90 days on non-accrual status as of March 31, 2013 and December 31, 2012.

As of and for the three months ended March 31, 2013 and the year ended December 31, 2012, we modified or extended 12 and 38 commercial mortgage loans, respectively, with a total carrying value of $76 million and $279 million, respectively. All of these modifications or extensions were based on current market interest rates, did not result in any forgiveness in the outstanding principal amount owed by the borrower and were not considered troubled debt restructurings.

The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Allowance for credit losses:
Beginning balance	$42	$51
Charge-offs	—	(1)
Recoveries	—	—
Provision	(2)	(1)

Ending balance	$40	$49

Ending allowance for individually impaired loans	$—	$—

Ending allowance for loans not individually impaired that were evaluated collectively for impairment	$40	$49

Recorded investment:
Ending balance	$5,904	$6,076

Ending balance of individually impaired loans	$—	$2

Ending balance of loans not individually impaired that were evaluated collectively for impairment	$5,904	$6,074

As of March 31, 2013 and December 31, 2012, we had no individually impaired commercial mortgage loans.

In evaluating the credit quality of commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is based on “normalized” annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

The following tables set forth the loan-to-value of commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	0% -50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100% (1)	Total
Property type:
Retail	$553	$277	$920	$172	$31	$1,953
Office	318	224	721	295	37	1,595
Industrial	451	235	671	188	39	1,584
Apartments	165	85	248	29	15	542
Mixed use/other	73	24	112	15	6	230

Total recorded investment	$1,560	$845	$2,672	$699	$128	$5,904

% of total	26%	14%	46%	12%	2%	100%

Weighted-average debt service coverage ratio	2.27	1.76	2.07	1.17	1.05	1.95

(1)	Included $128 million of loans in good standing, with a total weighted-average loan-to-value of 145%, where borrowers continued to make timely payments.

	December 31, 2012
(Amounts in millions)	0% - 50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100% (1)	Total
Property type:
Retail	$548	$280	$874	$162	$31	$1,895
Office	323	237	688	288	44	1,580
Industrial	462	242	671	188	40	1,603
Apartments	167	140	201	29	15	552
Mixed use/other	68	24	103	81	6	282

Total recorded investment	$1,568	$923	$2,537	$748	$136	$5,912

% of total	27%	16%	42%	13%	2%	100%

Weighted-average debt service coverage ratio	2.13	1.73	2.09	1.18	2.48	1.95

(1)	Included $136 million of loans in good standing, with a total weighted-average loan-to-value of 144%, where borrowers continued to make timely payments.

The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$100	$290	$401	$673	$385	$1,849
Office	147	167	280	625	292	1,511
Industrial	172	145	279	649	334	1,579
Apartments	8	48	99	242	145	542
Mixed use/other	27	25	52	90	36	230

Total recorded investment	$454	$675	$1,111	$2,279	$1,192	$5,711

% of total	8%	12%	19%	40%	21%	100%

Weighted-average loan-to-value	79%	70%	66%	62%	45%	61%

	December 31, 2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$87	$295	$391	$634	$384	$1,791
Office	148	174	312	559	303	1,496
Industrial	164	148	311	629	345	1,597
Apartments	9	62	90	279	112	552
Mixed use/other	32	21	49	64	50	216

Total recorded investment	$440	$700	$1,153	$2,165	$1,194	$5,652

% of total	8%	12%	20%	39%	21%	100%

Weighted-average loan-to-value	81%	71%	66%	61%	45%	61%

The following tables set forth the debt service coverage ratio for floating rate commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$—	$—	$—	$1	$103	$104
Office	—	—	8	—	76	84
Industrial	—	—	—	—	5	5
Apartments	—	—	—	—	—	—
Mixed use/other	—	—	—	—	—	—

Total recorded investment	$—	$—	$8	$1	$184	$193

% of total	—%	—%	4%	1%	95%	100%

Weighted-average loan-to-value	—%	—%	81%	5%	64%	65%

	December 31, 2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$—	$—	$1	$—	$103	$104
Office	—	—	8	—	76	84
Industrial	—	—	—	—	6	6
Apartments	—	—	—	—	—	—
Mixed use/other	—	—	—	—	66	66

Total recorded investment	$—	$—	$9	$—	$251	$260

% of total	—%	—%	3%	—%	97%	100%

Weighted-average loan-to-value	—%	—%	55%	—%	79%	78%

(f) Restricted Commercial Mortgage Loans Related To Securitization Entities

The following tables set forth additional information regarding our restricted commercial mortgage loans related to securitization entities as of the dates indicated:

	March 31, 2013		December 31, 2012
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Property type:
Retail	$131	40%	$140	42%
Industrial	77	24	81	24
Office	61	19	63	18
Apartments	53	16	53	15
Mixed use/other	3	1	5	1

Subtotal	325	100%	342	100%

Allowance for losses	(1)		(1)

Total	$324		$341

	March 31, 2013		December 31, 2012
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Geographic region:
South Atlantic	$120	37%	$126	37%
Pacific	57	18	60	18
Middle Atlantic	53	16	55	16
East North Central	29	9	31	9
Mountain	21	6	21	6
West North Central	19	6	22	6
East South Central	14	4	16	5
West South Central	11	3	11	3
New England	1	1	—	—

Subtotal	325	100%	342	100%

Allowance for losses	(1)		(1)

Total	$324		$341

Of our restricted commercial mortgage loans as of March 31, 2013, $320 million were current and $5 million were past due for more than 90 days and still accruing interest. Of our restricted commercial mortgage loans as of December 31, 2012, $337 million were current and $5 million were past due for more than 90 days and still accruing interest.

As of March 31, 2013 and December 31, 2012, the total recorded investment of restricted commercial mortgage loans of $325 million and $342 million, respectively, related to loans not individually impaired that were evaluated collectively for impairment. There was no provision for credit losses recorded during the three months ended March 31, 2013 or 2012 related to restricted commercial mortgage loans.

In evaluating the credit quality of restricted commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. The risks associated with restricted commercial mortgage loans can typically be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is based on “normalized” annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

The following tables set forth the loan-to-value of restricted commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	0% -50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100%	Total
Property type:
Retail	$118	$4	$6	$—	$3	$131
Industrial	73	—	4	—	—	77
Office	52	3	—	6	—	61
Apartments	28	4	21	—	—	53
Mixed use/other	3	—	—	—	—	3

Total recorded investment	$274	$11	$31	$6	$3	$325

% of total	84%	3%	10%	2%	1%	100%

Weighted-average debt service coverage ratio	1.73	1.31	1.20	0.93	0.44	1.64

	December 31, 2012
(Amounts in millions)	0% -50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100%	Total
Property type:
Retail	$126	$4	$7	$—	$3	$140
Industrial	77	—	3	1	—	81
Office	54	3	—	6	—	63
Apartments	28	4	21	—	—	53
Mixed use/other	5	—	—	—	—	5

Total recorded investment	$290	$11	$31	$7	$3	$342

% of total	85%	3%	9%	2%	1%	100%

Weighted-average debt service coverage ratio	1.78	1.38	1.14	0.86	0.54	1.68

The following tables set forth the debt service coverage ratio for fixed rate restricted commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$5	$16	$32	$35	$43	$131
Industrial	6	7	16	29	19	77
Office	4	22	10	20	5	61
Apartments	—	15	13	14	11	53
Mixed use/other	—	—	—	—	3	3

Total recorded investment	$15	$60	$71	$98	$81	$325

% of total	5%	18%	22%	30%	25%	100%

Weighted-average loan-to-value	53%	48%	38%	32%	28%	36%

	December 31, 2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$5	$16	$34	$36	$49	$140
Industrial	9	4	14	37	17	81
Office	4	22	14	12	11	63
Apartments	—	20	11	21	1	53
Mixed use/other	—	—	—	2	3	5

Total recorded investment	$18	$62	$73	$108	$81	$342

% of total	5%	18%	21%	32%	24%	100%

Weighted-average loan-to-value	51%	53%	37%	31%	29%	37%

There were no floating rate restricted commercial mortgage loans as of March 31, 2013 or December 31, 2012.

(g) Restricted Other Invested Assets Related To Securitization Entities

We have consolidated securitization entities that hold certain investments that are recorded as restricted other invested assets related to securitization entities. The consolidated securitization entities hold certain investments as trading securities whereby the changes in fair value are recorded in current period income (loss). The trading securities comprise asset-backed securities, including residual interest in certain policy loan securitization entities and highly rated bonds that are primarily backed by credit card receivables.

(4) Investments

(a) Net Investment Income

Sources of net investment income were as follows for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Fixed maturity securities—taxable	$2,666	$2,697	$2,619
Fixed maturity securities—non-taxable	11	35	59
Commercial mortgage loans	340	365	391
Restricted commercial mortgage loans related to securitization entities (1)	32	40	39
Equity securities	19	19	14
Other invested assets (2)	206	162	104
Restricted other invested assets related to securitization entities (1)	1	—	2
Policy loans	123	120	112
Cash, cash equivalents and short-term investments	35	37	21

Gross investment income before expenses and fees	3,433	3,475	3,361
Expenses and fees	(90)	(95)	(95)

Net investment income	$3,343	$3,380	$3,266

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)

Included in other invested assets was $21 million, $15 million and $14 million of net investment income related to trading securities for the years ended December 31, 2012, 2011 and 2010, respectively.

(b) Net Investment Gains (Losses)

The following table sets forth net investment gains (losses) for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Available-for-sale securities:
Realized gains	$172	$210	$156
Realized losses	(143)	(160)	(151)

Net realized gains (losses) on available-for-sale securities	29	50	5

Impairments:
Total other-than-temporary impairments	(62)	(118)	(122)
Portion of other-than-temporary impairments included in other comprehensive income (loss)	(44)	(14)	(86)

Net other-than-temporary impairments	(106)	(132)	(208)

Trading securities	21	27	19
Commercial mortgage loans	4	6	(29)
Net gains (losses) related to securitization entities (1)	81	(47)	(3)
Derivative instruments (2)	4	(99)	50
Contingent consideration adjustment	(6)	—	—
Other	—	—	23

Net investment gains (losses)	$27	$(195)	$(143)

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)	See note 5 for additional information on the impact of derivative instruments included in net investment gains (losses).

We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The aggregate fair value of securities sold at a loss during the years ended December 31, 2012, 2011 and 2010 was $1,491 million, $1,884 million and $1,932 million, respectively, which was approximately 92%, 93% and 93%, respectively, of book value.

The following represents the activity for credit losses recognized in net income (loss) on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Beginning balance	$646	$784	$1,059
Adoption of new accounting guidance related to securitization entities	—	—	(36)
Additions:
Other-than-temporary impairments not previously recognized	16	39	63
Increases related to other-than-temporary impairments previously recognized	55	82	117
Reductions:
Securities sold, paid down or disposed	(330)	(259)	(419)

Ending balance	$387	$646	$784

(c) Unrealized Investment Gains and Losses

Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of December 31:

(Amounts in millions)	2012	2011	2010
Net unrealized gains (losses) on investment securities:
Fixed maturity securities	$6,086	$3,742	$511
Equity securities	34	5	9
Other invested assets	(8)	(30)	(22)

Subtotal	6,112	3,717	498
Adjustments to DAC, PVFP, sales inducements and benefit reserves	(1,925)	(1,303)	(553)
Income taxes, net	(1,457)	(840)	25

Net unrealized investment gains (losses)	2,730	1,574	(30)
Less: net unrealized investment gains (losses) attributable to noncontrolling interests	92	89	50

Net unrealized investment gains (losses) attributable to Genworth Financial, Inc.	$2,638	$1,485	$(80)

The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Beginning balance	$1,485	$(80)	$(1,405)
Cumulative effect of changes in accounting	—	—	260
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	2,318	3,137	2,141
Adjustment to DAC	(159)	(101)	(233)
Adjustment to PVFP	(6)	(86)	(134)
Adjustment to sales inducements	(33)	(3)	(35)
Adjustment to benefit reserves	(424)	(560)	(273)
Provision for income taxes	(590)	(836)	(523)

Change in unrealized gains (losses) on investment securities	1,106	1,551	943
Reclassification adjustments to net investment (gains) losses, net of taxes of $(27), $(29) and $(71)	50	53	133

Change in net unrealized investment gains (losses)	1,156	1,604	1,336
Less: change in net unrealized investment gains (losses) attributable to noncontrolling interests	3	39	11

Ending balance	$2,638	$1,485	$(80)

(d) Fixed Maturity and Equity Securities

As of December 31, 2012, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(Amounts in millions)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$4,484	$1,025	$—	$(18)	$—	$5,491
Tax-exempt	308	16	—	(30)	—	294
Government—non-U.S.	2,173	250	—	(1)	—	2,422
U.S. corporate	22,873	3,317	19	(104)	—	26,105
Corporate—non-U.S.	14,577	1,262	—	(47)	—	15,792
Residential mortgage-backed	5,744	549	13	(124)	(101)	6,081
Commercial mortgage-backed	3,253	178	5	(82)	(21)	3,333
Other asset-backed	2,660	50	—	(65)	(2)	2,643

Total fixed maturity securities	56,072	6,647	37	(471)	(124)	62,161
Equity securities	483	41	—	(6)	—	518

Total available-for-sale securities	$56,555	$6,688	$37	$(477)	$(124)	$62,679

As of December 31, 2011, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(Amounts in millions)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$3,946	$918	$—	$(1)	$—	$4,863
Tax-exempt	564	15	—	(76)	—	503
Government—non-U.S.	2,017	196	—	(2)	—	2,211
U.S. corporate	23,024	2,542	18	(325)	(1)	25,258
Corporate—non-U.S.	13,156	819	—	(218)	—	13,757
Residential mortgage-backed	5,695	446	9	(252)	(203)	5,695
Commercial mortgage-backed	3,470	157	4	(179)	(52)	3,400
Other asset-backed	2,686	18	—	(95)	(1)	2,608

Total fixed maturity securities	54,558	5,111	31	(1,148)	(257)	58,295
Equity securities	354	19	—	(14)	—	359

Total available-for-sale securities	$54,912	$5,130	$31	$(1,162)	$(257)	$58,654

The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2012:

	Less than 12 months			12 months or more			Total
(Dollar amounts in millions)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses (1)	Number of securities	Fair value	Gross unrealized losses (2)	Number of securities
Description of Securities
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$655	$(18)	19	$—	$—	—	$655	$(18)	19
Tax-exempt	—	—	—	137	(30)	13	137	(30)	13
Government—non-U.S.	103	(1)	21	—	—	—	103	(1)	21
U.S. corporate	859	(19)	154	646	(85)	65	1,505	(104)	219
Corporate—non-U.S.	665	(9)	105	436	(38)	41	1,101	(47)	146
Residential mortgage-backed	152	(1)	32	494	(224)	278	646	(225)	310
Commercial mortgage-backed	183	(1)	20	749	(102)	130	932	(103)	150
Other asset-backed	282	(1)	42	185	(66)	18	467	(67)	60

Subtotal, fixed maturity securities	2,899	(50)	393	2,647	(545)	545	5,546	(595)	938
Equity securities	52	(4)	32	14	(2)	13	66	(6)	45

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

% Below cost—fixed maturity securities:
<20% Below cost	$2,899	$(50)	393	$2,151	$(194)	337	$5,050	$(244)	730
20%-50% Below cost	—	—	—	445	(218)	128	445	(218)	128
>50% Below cost	—	—	—	51	(133)	80	51	(133)	80

Total fixed maturity securities	2,899	(50)	393	2,647	(545)	545	5,546	(595)	938

% Below cost—equity securities:
<20% Below cost	47	(2)	29	12	(1)	11	59	(3)	40
20%-50% Below cost	5	(2)	3	2	(1)	2	7	(3)	5

Total equity securities	52	(4)	32	14	(2)	13	66	(6)	45

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

Investment grade	$2,761	$(43)	356	$1,616	$(209)	235	$4,377	$(252)	591
Below investment grade (3)	190	(11)	69	1,045	(338)	323	1,235	(349)	392

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

(1)	Amounts included $123 million of unrealized losses on other-than-temporarily impaired securities.
(2)	Amounts included $124 million of unrealized losses on other-than-temporarily impaired securities.
(3)	Amounts that have been in a continuous loss position for 12 months or more included $119 million of unrealized losses on other-than-temporarily impaired securities.

As indicated in the table above, the majority of the securities in a continuous unrealized loss position for less than 12 months were investment grade and less than 20% below cost. These unrealized losses were primarily attributable to lower credit ratings since acquisition for corporate securities across various industry sectors. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 2% as of December 31, 2012.

Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

Of the $194 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was “BBB-” and approximately 62% of the unrealized losses were related to investment grade securities as of December 31, 2012. These unrealized losses were attributable to the lower credit ratings for these securities since acquisition, primarily associated with corporate securities in the finance and insurance sector as well as mortgage-backed and asset-backed securities. The average fair value percentage below cost for these securities was approximately 8% as of December 31, 2012. See below for additional discussion related to fixed maturity securities that have been in a continuous loss position for 12 months or more with a fair value that was more than 20% below cost.

The following tables present the concentration of gross unrealized losses and fair values of fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by asset class as of December 31, 2012:

	Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
Tax-exempt	$31	$(10)	2%	3	$—	$—	—%	—
U.S. corporate	34	(12)	2	3	—	—	—	—
Corporate—non-U.S.	29	(17)	3	7	—	—	—	—
Structured securities:
Residential mortgage-backed	28	(15)	2	12	5	(7)	1	8
Commercial mortgage-backed	15	(5)	1	5	—	(1)	—	1
Other asset-backed	33	(21)	3	2	—	—	—	—

Total structured securities	76	(41)	6	19	5	(8)	1	9

Total	$170	$(80)	13%	32	$5	$(8)	1%	9

	Below Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
U.S. corporate	$9	$(9)	1%	1	$—	$—	—%	—
Structured securities:
Residential mortgage-backed	179	(86)	14	76	32	(96)	16	62
Commercial mortgage-backed	53	(20)	3	17	8	(19)	3	7
Other asset-backed	34	(23)	4	2	6	(10)	2	2

Total structured securities	266	(129)	21	95	46	(125)	21	71

Total	$275	$(138)	22%	96	$46	$(125)	21%	71

For all securities in an unrealized loss position, we expect to recover the amortized cost based on our estimate of cash flows to be collected. We do not intend to sell and it is not more likely than not that we will be required to sell these securities prior to recovering our amortized cost. See the following for further discussion of gross unrealized losses by asset class.

Tax-Exempt Securities

As indicated in the table above, $10 million of gross unrealized losses were related to tax-exempt securities that have been in a continuous unrealized loss position for more than 12 months and were more than 20% below cost. The unrealized losses for tax-exempt securities represent municipal bonds that were diversified by state as well as municipality or political subdivision within those states. Of these tax-exempt securities, the average unrealized loss was approximately $3 million which represented an average of 25% below cost. The unrealized losses continue to persist due to a combination of below market spreads, very low coupons, along with economic uncertainty related to special revenues supporting these obligations as well as certain securities having longer duration that may be viewed as less desirable in the current market place. Additionally, certain of these securities have been negatively impacted as a result of ratings downgrades of certain bond insurers associated with the security. In our analysis of impairment for these securities, we expect to recover our amortized cost from the cash flows of the underlying securities before any guarantee support. However, the existence of these guarantees may negatively impact the value of the debt security in certain instances. We performed an analysis of these securities and the underlying activities that are expected to support the cash flows and determined we expect to recover our amortized cost.

Corporate Debt Securities

The following tables present the concentration of gross unrealized losses and fair values related to corporate debt fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by industry as of December 31, 2012:

	Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Industry:
Finance and insurance	$63	$(29)	5%	10	$—	$—	—%	—

Total	$63	$(29)	5%	10	$—	$—	—%	—

	Below Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Industry:
Consumer-non-cyclical	$9	$(9)	1%	1	$—	$—	—%	—

Total	$9	$(9)	1%	1	$—	$—	—%	—

Of the total unrealized losses of $38 million for corporate fixed maturity securities presented in the preceding tables, $29 million, or 76%, of the unrealized losses related to issuers in the finance and insurance sector that were 32% below cost on average. Given the current market conditions, including current financial industry events and uncertainty around global economic conditions, the fair value of these debt securities has declined due to credit spreads that have widened since acquisition. In our examination of these securities, we considered all available evidence, including the issuers’ financial condition and current industry events to develop our conclusion on the amount and timing of the cash flows expected to be collected. Based on this evaluation, we determined that the unrealized losses on these debt securities represented temporary impairments as of December 31, 2012. The $29 million of unrealized losses related to the finance and insurance industry related to financial hybrid securities on which a debt impairment model was employed. All of these hybrid securities retained a credit rating of investment grade. The fair value of these hybrid securities has been impacted by credit spreads that have widened since acquisition and reflect uncertainty surrounding the extent and duration of government involvement, potential capital restructuring of these institutions, and continued but diminishing risk that income payments may be deferred. We continue to receive our contractual payments and expect to fully recover our amortized cost.

The remaining $9 million, or 24%, of the unrealized losses related to a single issuer in the consumer non-cyclical sector that was 50% below cost. This security represented a credit tenant lease related to a single store, where lease obligations were guaranteed by the parent and secured by the underlying property. The fair value of this security has been impacted by credit spreads that have widened since acquisition and reflect the uncertainty due to the recent declines in operating performance associated with the parent. Based on the parent’s continued free cash flow generation, its demonstrated ability to refinance large components of its liability structure, and its current liquidity position against upcoming maturities, we continue to expect to receive all contractual cash flows related to this security.

We expect that our investments in corporate securities will continue to perform in accordance with our expectations about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize write-downs within our portfolio of corporate securities in the future.

Structured Securities

Of the $303 million of unrealized losses related to structured securities that have been in an unrealized loss position for 12 months or more and were more than 20% below cost, $108 million related to other-than-temporarily impaired securities where the unrealized losses represented the non-credit portion of the impairment. The extent and duration of the unrealized loss position on our structured securities was primarily due to the ongoing concern and uncertainty about the residential and commercial real estate market and unemployment, resulting in credit spreads that have widened since acquisition. Additionally, the fair value of certain structured securities has been significantly impacted from high risk premiums being incorporated into the valuation as a result of the amount of potential losses that may be absorbed by the security in the event of additional deterioration in the U.S. housing market.

While we considered the length of time each security had been in an unrealized loss position, the extent of the unrealized loss position and any significant declines in fair value subsequent to the balance sheet date in our evaluation of impairment for each of these individual securities, the primary factor in our evaluation of impairment is the expected performance for each of these securities. Our evaluation of expected performance is based on the historical performance of the associated securitization trust as well as the historical performance of the underlying collateral. Our examination of the historical performance of the securitization trust included consideration of the following factors for each class of securities issued by the trust: i) the payment history, including failure to make scheduled payments; ii) current payment status; iii) current and historical outstanding balances; iv) current levels of subordination and losses incurred to date; and v) characteristics of the underlying collateral. Our examination of the historical performance of the underlying collateral included: i) historical default rates, delinquency rates, voluntary and involuntary prepayments and severity of losses, including recent trends in this information; ii) current payment status; iii) loan to collateral value ratios, as applicable; iv) vintage; and v) other underlying characteristics such as current financial condition.

We used our assessment of the historical performance of both the securitization trust and the underlying collateral for each security, along with third-party sources, when available, to develop our best estimate of cash flows expected to be collected. These estimates reflect projections for future delinquencies, prepayments, defaults and losses for the assets that collateralize the securitization trust and are used to determine the expected cash flows for our security, based on the payment structure of the trust. Our projection of expected cash flows is primarily based on the expected performance of the underlying assets that collateralize the securitization trust and is not directly impacted by the rating of our security. While we consider the rating of the security as an indicator of the financial condition of the issuer, this factor does not have a significant impact on our expected cash flows for each security. In limited circumstances, our expected cash flows include expected payments from reliable financial guarantors where we believe the financial guarantor will have sufficient assets to pay claims under the financial guarantee when the cash flows from the securitization trust are not sufficient to make scheduled payments. We then discount the expected cash flows using the effective yield of each security to determine the present value of expected cash flows.

Based on this evaluation, the present value of expected cash flows was greater than or equal to the amortized cost for each security. Accordingly, we determined that the unrealized losses on each of our structured securities represented temporary impairments as of December 31, 2012.

Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of structured securities and future write-downs within our portfolio of structured securities.

The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2011:

	Less than 12 months			12 months or more			Total
(Dollar amounts in millions)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses (1)	Number of securities	Fair value	Gross unrealized losses (2)	Number of securities
Description of Securities
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$160	$(1)	2	$—	$—	—	$160	$(1)	2
Tax-exempt	—	—	—	230	(76)	72	230	(76)	72
Government—non-U.S.	90	(1)	25	8	(1)	8	98	(2)	33
U.S. corporate	1,721	(68)	175	1,416	(258)	136	3,137	(326)	311
Corporate—non-U.S.	1,475	(86)	188	705	(132)	75	2,180	(218)	263
Residential mortgage-backed	276	(5)	68	727	(450)	359	1,003	(455)	427
Commercial mortgage-backed	282	(36)	49	831	(195)	159	1,113	(231)	208
Other asset-backed	623	(3)	83	309	(93)	35	932	(96)	118

Subtotal, fixed maturity securities	4,627	(200)	590	4,226	(1,205)	844	8,853	(1,405)	1,434
Equity securities	92	(11)	39	25	(3)	13	117	(14)	52

Total for securities in an unrealized loss position	$4,719	$(211)	629	$4,251	$(1,208)	857	$8,970	$(1,419)	1,486

% Below cost—fixed maturity securities:
<20% Below cost	$4,545	$(156)	548	$2,758	$(252)	435	$7,303	$(408)	983
20%-50% Below cost	78	(30)	27	1,335	(653)	283	1,413	(683)	310
>50% Below cost	4	(14)	15	133	(300)	126	137	(314)	141

Total fixed maturity securities	4,627	(200)	590	4,226	(1,205)	844	8,853	(1,405)	1,434

% Below cost—equity securities:
<20% Below cost	80	(6)	36	21	(1)	12	101	(7)	48
20%-50% Below cost	12	(5)	3	4	(2)	1	16	(7)	4

Total equity securities	92	(11)	39	25	(3)	13	117	(14)	52

Total for securities in an unrealized loss position	$4,719	$(211)	629	$4,251	$(1,208)	857	$8,970	$(1,419)	1,486

Investment grade	$4,292	$(165)	502	$3,066	$(577)	479	$7,358	$(742)	981
Below investment grade (3)	427	(46)	127	1,185	(631)	378	1,612	(677)	505

Total for securities in an unrealized loss position	$4,719	$(211)	629	$4,251	$(1,208)	857	$8,970	$(1,419)	1,486

(1)	Amounts included $248 million of unrealized losses on other-than-temporarily impaired securities.
(2)	Amounts included $257 million of unrealized losses on other-than-temporarily impaired securities.
(3)	Amounts that have been in a continuous loss position for 12 months or more included $235 million of unrealized losses on other-than-temporarily impaired securities.

The scheduled maturity distribution of fixed maturity securities as of December 31, 2012 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

(Amounts in millions)	Amortized cost or cost	Fair value
Due one year or less	$2,606	$2,634
Due after one year through five years	10,578	11,139
Due after five years through ten years	11,120	12,266
Due after ten years	20,111	24,065

Subtotal	44,415	50,104
Residential mortgage-backed	5,744	6,081
Commercial mortgage-backed	3,253	3,333
Other asset-backed	2,660	2,643

Total	$56,072	$62,161

As of December 31, 2012, $4,962 million of our investments (excluding mortgage-backed and asset-backed securities) were subject to certain call provisions.

As of December 31, 2012, securities issued by utilities and energy, finance and insurance, and consumer—non-cyclical industry groups represented approximately 23%, 20% and 12% of our domestic and foreign corporate fixed maturity securities portfolio, respectively. No other industry group comprised more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the United States and internationally, and is not dependent on the economic stability of one particular region.

As of December 31, 2012, we did not hold any fixed maturity securities in any single issuer, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of stockholders’ equity.

As of December 31, 2012 and 2011, $1,049 million and $900 million, respectively, of securities were on deposit with various state or foreign government insurance departments in order to comply with relevant insurance regulations.

(e) Commercial Mortgage Loans

Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

	2012		2011
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Property type:
Retail	$1,895	32%	$1,898	31%
Industrial	1,603	27	1,707	28
Office	1,580	27	1,590	26
Apartments	552	9	641	10
Mixed use/other	282	5	304	5

Subtotal	5,912	100%	6,140	100%

Unamortized balance of loan origination fees and costs	2		3
Allowance for losses	(42)		(51)

Total	$5,872		$6,092

	2012		2011
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Geographic region:
South Atlantic	$1,587	27%	$1,631	27%
Pacific	1,553	26	1,539	25
Middle Atlantic	739	13	734	12
East North Central	468	8	557	9
Mountain	463	8	497	8
West North Central	353	6	337	5
New England	343	6	388	6
West South Central	265	4	298	5
East South Central	141	2	159	3

Subtotal	5,912	100%	6,140	100%

Unamortized balance of loan origination fees and costs	2		3
Allowance for losses	(42)		(51)

Total	$5,872		$6,092

The following tables set forth the aging of past due commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	31 - 60 days past due	61 - 90 days past due	Greater than 90 days past due	Total past due	Current	Total
Property type:
Retail	$—	$3	$—	$3	$1,892	$1,895
Industrial	—	—	—	—	1,603	1,603
Office	2	—	—	2	1,578	1,580
Apartments	—	—	4	4	548	552
Mixed use/other	66	—	—	66	216	282

Total recorded investment	$68	$3	$4	$75	$5,837	$5,912

% of total commercial mortgage loans	1%	—%	—%	1%	99%	100%

	2011
(Amounts in millions)	31 - 60 days past due	61 - 90 days past due	Greater than 90 days past due	Total past due	Current	Total
Property type:
Retail	$107	$—	$—	$107	$1,791	$1,898
Industrial	3	—	—	3	1,704	1,707
Office	4	3	15	22	1,568	1,590
Apartments	—	—	—	—	641	641
Mixed use/other	1	—	—	1	303	304

Total recorded investment	$115	$3	$15	$133	$6,007	$6,140

% of total commercial mortgage loans	2%	—%	—%	2%	98%	100%

As of December 31, 2012 and 2011, we had no commercial mortgage loans that were past due for more than 90 days and still accruing interest. We also did not have any commercial mortgage loans that were past due for less than 90 days on non-accrual status as of December 31, 2012 and 2011.

As of and for the years ended December 31, 2012 and 2011, we modified or extended 38 and 39 commercial mortgage loans, respectively, with a total carrying value of $279 million and $252 million, respectively. All of these modifications or extensions were based on current market interest rates, did not result in any forgiveness in the outstanding principal amount owed by the borrower and were not considered troubled debt restructurings. As of and for the year ended December 31, 2012, we did not modify or extend any commercial mortgage loans that were considered a troubled debt restructuring. As of and for the year ended December 31, 2011, we modified or extended one commercial mortgage loan with a total carrying value of $3 million that was considered a troubled debt restructuring. As part of this troubled debt restructuring, we forgave default penalties and fees. This troubled debt restructuring did not result in any forgiveness in the outstanding principal amount owed by the borrower or a change to the original contractual interest rate.

The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Allowance for credit losses:
Beginning balance	$51	$59	$48
Charge-offs (1)	(2)	(5)	(23)
Recoveries	—	—	—
Provision	(7)	(3)	34

Ending balance	$42	$51	$59

Ending allowance for individually impaired loans	$—	$—	$—

Ending allowance for loans not individually impaired that were evaluated collectively for impairment	$42	$51	$59

Recorded investment:
Ending balance	$5,912	$6,140	$6,772

Ending balance of individually impaired loans	$—	$10	$30

Ending balance of loans not individually impaired that were evaluated collectively for impairment	$5,912	$6,130	$6,742

(1)	Charge-offs in 2010 included $13 million related to held-for-sale commercial mortgage loans that were sold in the third quarter of 2010.

As of December 31, 2012, we had no individually impaired commercial mortgage loans. As of December 31, 2011, we had individually impaired commercial mortgage loans included within the office property type with a recorded investment of $10 million, an unpaid principal balance of $13 million, charge-offs of $3 million and an average recorded investment of $10 million.

In evaluating the credit quality of commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is based on “normalized” annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

The following tables set forth the loan-to-value of commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	0% - 50%	51% -60%	61% -75%	76% -100%	Greater than 100% (1)	Total
Property type:
Retail	$548	$280	$874	$162	$31	$1,895
Industrial	462	242	671	188	40	1,603
Office	323	237	688	288	44	1,580
Apartments	167	140	201	29	15	552
Mixed use/other	68	24	103	81	6	282

Total	$1,568	$923	$2,537	$748	$136	$5,912

% of total	27%	16%	42%	13%	2%	100%

Weighted-average debt service coverage ratio	2.13	1.73	2.09	1.18	2.48	1.95

(1)	Included $136 million of loans in good standing, with a total weighted-average loan-to-value of 144%, where borrowers continued to make timely payments.

	2011
(Amounts in millions)	0% - 50%	51% -60%	61% -75%	76% - 100%	Greater than 100% (1)	Total
Property type:
Retail	$453	$247	$900	$268	$30	$1,898
Industrial	445	332	642	261	27	1,707
Office	364	281	546	283	116	1,590
Apartments	164	110	321	31	15	641
Mixed use/other	81	47	89	15	72	304

Total	$1,507	$1,017	$2,498	$858	$260	$6,140

% of total	25%	17%	40%	14%	4%	100%

Weighted-average debt service coverage ratio	2.28	1.89	2.16	1.19	2.26	2.01

(1)	Included $260 million of loans in good standing, with a total weighted-average loan-to-value of 117%, where borrowers continued to make timely payments.

The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$87	$295	$391	$634	$384	$1,791
Industrial	164	148	311	629	345	1,597
Office	148	174	312	559	303	1,496
Apartments	9	62	90	279	112	552
Mixed use/other	32	21	49	64	50	216

Total	$440	$700	$1,153	$2,165	$1,194	$5,652

% of total	8%	12%	20%	39%	21%	100%

Weighted-average loan-to-value	81%	71%	66%	61%	45%	61%

	2011
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$91	$322	$445	$595	$340	$1,793
Industrial	197	238	278	652	334	1,699
Office	188	130	341	395	452	1,506
Apartments	15	80	76	295	174	640
Mixed use/other	22	23	53	61	59	218

Total	$513	$793	$1,193	$1,998	$1,359	$5,856

% of total	9%	14%	20%	34%	23%	100%

Weighted-average loan-to-value	86%	72%	68%	59%	50%	63%

The following tables set forth the debt service coverage ratio for floating rate commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$—	$—	$1	$—	$103	$104
Industrial	—	—	—	—	6	6
Office	—	—	8	—	76	84
Apartments	—	—	—	—	—	—
Mixed use/other	—	—	—	—	66	66

Total	$—	$—	$9	$—	$251	$260

% of total	—%	—%	3%	—%	97%	100%

Weighted-average loan-to-value	—%	—%	55%	—%	79%	78%

	2011
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$—	$—	$1	$—	$104	$105
Industrial	—	—	—	5	3	8
Office	—	—	8	—	76	84
Apartments	—	—	—	—	1	1
Mixed use/other	—	—	—	—	86	86

Total	$—	$—	$9	$5	$270	$284

% of total	—%	—%	3%	2%	95%	100%

Weighted-average loan-to-value	—%	—%	54%	44%	74%	72%

(f) Restricted Commercial Mortgage Loans Related To Securitization Entities

The following tables set forth additional information regarding our restricted commercial mortgage loans related to securitization entities as of December 31:

	2012		2011
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Property type:
Retail	$140	42%	$161	38%
Industrial	81	24	99	24
Office	63	18	86	21
Apartments	53	15	60	15
Mixed use/other	5	1	7	2

Subtotal	342	100%	413	100%

Allowance for losses	(1)		(2)

Total	$341		$411

	2012		2011
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Geographic region:
South Atlantic	$126	37%	$146	35%
Pacific	60	18	74	18
Middle Atlantic	55	16	65	16
East North Central	31	9	42	10
West North Central	22	6	28	7
Mountain	21	6	28	7
East South Central	16	5	17	4
West South Central	11	3	12	3
New England	—	—	1	—

Subtotal	342	100%	413	100%

Allowance for losses	(1)		(2)

Total	$341		$411

Of our restricted commercial mortgage loans as of December 31, 2012, $337 million were current and $5 million were past due for more than 90 days and still accruing interest. Of our restricted commercial mortgage loans as of December 31, 2011, $408 million were current, $2 million were 61 to 90 days past due and $3 million were past due for more than 90 days and still accruing interest.

As of December 31, 2012, the total recorded investment of restricted commercial mortgage loans of $342 million related to loans not individually impaired that were evaluated collectively for impairment. As of December 31, 2011, loans not individually impaired that were evaluated collectively for impairment were $412 million of the total recorded investment of restricted commercial mortgage loans of $413 million. A reduction to the provision for credit losses of $1 million was recorded during the year ended December 31, 2012 related to restricted commercial mortgage loans. There was no provision for credit losses recorded during the year ended December 31, 2011 related to restricted commercial mortgage loans. A provision for credit losses of $2 million was recorded during the year ended December 31, 2010 related to restricted commercial mortgage loans, which reflected our ending balance for allowance for credit losses and was required upon consolidation of securitization entities as of January 1, 2010.

In evaluating the credit quality of restricted commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. The risks associated with restricted commercial mortgage loans can typically be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is based on “normalized” annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

The following tables set forth the loan-to-value of restricted commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	0% - 50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100%	Total
Property type:
Retail	$126	$4	$7	$—	$3	$140
Industrial	77	—	3	1	—	81
Office	54	3	—	6	—	63
Apartments	28	4	21	—	—	53
Mixed use/other	5	—	—	—	—	5

Total recorded investments	$290	$11	$31	$7	$3	$342

% of total	85%	3%	9%	2%	1%	100%

Weighted-average debt service coverage ratio	1.78	1.38	1.14	0.86	0.54	1.68

	2011
(Amounts in millions)	0% - 50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100%	Total
Property type:
Retail	$147	$9	$2	$—	$3	$161
Industrial	87	5	—	5	2	99
Office	63	9	6	6	2	86
Apartments	34	3	—	23	—	60
Mixed use/other	7	—	—	—	—	7

Total recorded investments	$338	$26	$8	$34	$7	$413

% of total	82%	6%	2%	8%	2%	100%

Weighted-average debt service coverage ratio	1.78	1.16	2.07	0.88	0.49	1.65

The following tables set forth the debt service coverage ratio for fixed rate restricted commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$5	$16	$34	$36	$49	$140
Industrial	9	4	14	37	17	81
Office	4	22	14	12	11	63
Apartments	—	20	11	21	1	53
Mixed use/other	—	—	—	2	3	5

Total recorded investments	$18	$62	$73	$108	$81	$342

% of total	5%	18%	21%	32%	24%	100%

Weighted-average loan-to-value	51%	53%	37%	31%	29%	37%

	2011
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$5	$17	$49	$62	$28	$161
Industrial	15	10	21	23	30	99
Office	12	23	4	37	10	86
Apartments	12	14	7	22	5	60
Mixed use/other	—	—	—	2	5	7

Total recorded investments	$44	$64	$81	$146	$78	$413

% of total	10%	16%	20%	35%	19%	100%

Weighted-average loan-to-value	73%	48%	39%	36%	28%	41%

There were no floating rate restricted commercial mortgage loans as of December 31, 2012 or 2011.

See note 18 for additional information related to consolidated securitization entities.

(g) Restricted Other Invested Assets Related To Securitization Entities

We have consolidated securitization entities that hold certain investments that are recorded as restricted other invested assets related to securitization entities. The consolidated securitization entities hold certain investments as trading securities whereby the changes in fair value are recorded in current period income (loss). The trading securities comprise asset-backed securities, including residual interest in certain policy loan securitization entities and highly rated bonds that are primarily backed by credit card receivables. See note 18 for additional information related to consolidated securitization entities

Derivative Instruments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Derivative Instruments

(5) Derivative Instruments

Our business activities routinely deal with fluctuations in interest rates, equity prices, currency exchange rates and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibitions on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as “derivatives not designated as hedges” in the following disclosures. For derivatives that meet the accounting requirements to be designated as hedges, the following disclosures for these derivatives are denoted as “derivatives designated as hedges,” which include both cash flow and fair value hedges.

The following table sets forth our positions in derivative instruments as of the dates indicated:

	Derivative assets			Derivative liabilities
		Fair value			Fair value
(Amounts in millions)	Balance sheet classification	March 31, 2013	December 31, 2012	Balance sheet classification	March 31, 2013	December 31, 2012
Derivatives designated as hedges
Cash flow hedges:
Interest rate swaps	Other invested assets	$315	$414	Other liabilities	$50	$27
Inflation indexed swaps	Other invested assets	—	—	Other liabilities	95	105
Foreign currency swaps	Other invested assets	9	3	Other liabilities	8	1
Forward bond purchase commitments	Other invested assets	39	53	Other liabilities	—	—

Total cash flow hedges		363	470		153	133

Fair value hedges:
Interest rate swaps	Other invested assets	4	12	Other liabilities	—	—
Foreign currency swaps	Other invested assets	—	31	Other liabilities	—	—

Total fair value hedges		4	43		—	—

Total derivatives designated as hedges		367	513		153	133

Derivatives not designated as hedges
Interest rate swaps	Other invested assets	545	603	Other liabilities	222	280
Interest rate swaps related to securitization entities	Restricted other invested assets	—	—	Other liabilities	23	27
Credit default swaps	Other invested assets	7	8	Other liabilities	1	1
Credit default swaps related to securitization entities	Restricted other invested assets	—	—	Other liabilities	97	104
Equity index options	Other invested assets	17	25	Other liabilities	1	—
Financial futures	Other invested assets	—	—	Other liabilities	—	—
Equity return swaps	Other invested assets	1	—	Other liabilities	—	8
GMWB embedded derivatives	Reinsurance recoverable (1)	6	10	Policyholder account balances (2)	272	350
Fixed index annuity embedded derivatives	Other assets (3)	—	—	Policyholder account balances (3)	34	27

Total derivatives not designated as hedges		576	646		650	797

Total derivatives		$943	$1,159		$803	$930

(1)	Represents embedded derivatives associated with the reinsured portion of our guaranteed minimum withdrawal benefits (“GMWB”) liabilities.
(2)	Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(3)	Represents the embedded derivatives associated with our fixed index annuity liabilities.

The fair value of derivative positions presented above was not offset by the respective collateral amounts retained or provided under these agreements. The amounts recognized for derivative counterparty collateral retained by us was recorded in other invested assets with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us.

The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for GMWB and fixed index annuity embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

(Notional in millions)	Measurement	December 31, 2012	Additions	Maturities/ terminations	March 31, 2013
Derivatives designated as hedges
Cash flow hedges:
Interest rate swaps	Notional	$10,146	$6,949	$(4,807)	$12,288
Inflation indexed swaps	Notional	554	—	(1)	553
Foreign currency swaps	Notional	183	102	—	285
Forward bond purchase commitments	Notional	456	—	—	456

Total cash flow hedges		11,339	7,051	(4,808)	13,582

Fair value hedges:
Interest rate swaps	Notional	723	—	—	723
Foreign currency swaps	Notional	85	—	(85)	—

Total fair value hedges		808	—	(85)	723

Total derivatives designated as hedges		12,147	7,051	(4,893)	14,305

Derivatives not designated as hedges
Interest rate swaps	Notional	6,331	252	(969)	5,614
Interest rate swaps related to securitization entities	Notional	104	—	—	104
Credit default swaps	Notional	932	68	(227)	773
Credit default swaps related to securitization entities	Notional	312	—	—	312
Equity index options	Notional	936	151	(104)	983
Financial futures	Notional	1,692	1,427	(1,692)	1,427
Equity return swaps	Notional	186	20	—	206
Other foreign currency contracts	Notional	—	14	—	14

Total derivatives not designated as hedges		10,493	1,932	(2,992)	9,433

Total derivatives		$22,640	$8,983	$(7,885)	$23,738

(Number of policies)	Measurement	December 31, 2012	Additions	Maturities/ terminations	March 31, 2013
Derivatives not designated as hedges
GMWB embedded derivatives	Policies	45,027	—	(732)	44,295
Fixed index annuity embedded derivatives	Policies	2,013	392	(18)	2,387

Cash Flow Hedges

Certain derivative instruments are designated as cash flow hedges. The changes in fair value of these instruments are recorded as a component of OCI. We designate and account for the following as cash flow hedges when they have met the effectiveness requirements: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) pay U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure on liabilities denominated in foreign currencies; (v) forward starting interest rate swaps to hedge against changes in interest rates associated with future fixed rate bond purchases and/or interest income; (vi) forward bond purchase commitments to hedge against the variability in the anticipated cash flows required to purchase future fixed rate bonds; and (vii) other instruments to hedge the cash flows of various forecasted transactions.

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the three months ended March 31, 2013:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income from OCI	Classification of gain (loss) reclassified into net income	Gain (loss) recognized in net income (1)	Classification of gain (loss) recognized in net income
Interest rate swaps hedging assets	$(153)	$9	Net investment income	$(3)	Net investment gains (losses)
Interest rate swaps hedging liabilities	—	1	Interest expense	—	Net investment gains (losses)
Forward bond purchase commitments	(14)	—	Net investment income	—	Net investment gains (losses)
Inflation indexed swaps	9	3	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	1	—	Interest expense	—	Net investment gains (losses)

Total	$(157)	$13		$(3)

(1)	Represents ineffective portion of cash flow hedges as there were no amounts excluded from the measurement of effectiveness.

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the three months ended March 31, 2012:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income from OCI	Classification of gain (loss) reclassified into net income	Gain (loss) recognized in net income (1)	Classification of gain (loss) recognized in net income
Interest rate swaps hedging assets	$(421)	$9	Net investment income	$(16)	Net investment gains (losses)
Interest rate swaps hedging assets	—	1	Net investment gains (losses)	—	Net investment gains (losses)
Inflation indexed swaps	(31)	—	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	1	—	Interest expense	—	Net investment gains (losses)
Forward bond purchase commitments	(48)	—	Net investment income	—	Net investment gains (losses)

Total	$(499)	$10		$(16)

(1)	Represents ineffective portion of cash flow hedges as there were no amounts excluded from the measurement of effectiveness.

The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholders’ equity labeled “derivatives qualifying as hedges,” for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Derivatives qualifying as effective accounting hedges as of January 1	$1,909	$2,009
Current period increases (decreases) in fair value, net of deferred taxes of $55 and $177	(102)	(322)
Reclassification to net (income), net of deferred taxes of $5 and $3	(8)	(7)

Derivatives qualifying as effective accounting hedges as of March 31	$1,799	$1,680

The total of derivatives designated as cash flow hedges of $1,799 million, net of taxes, recorded in stockholders’ equity as of March 31, 2013 is expected to be reclassified to future net income, concurrently with and primarily offsetting changes in interest expense and interest income on floating rate instruments and interest income on future fixed rate bond purchases. Of this amount, $32 million, net of taxes, is expected to be reclassified to net income in the next 12 months. Actual amounts may vary from this amount as a result of market conditions. All forecasted transactions associated with qualifying cash flow hedges are expected to occur by 2047. No amounts were reclassified to net income during the three months ended March 31, 2013 in connection with forecasted transactions that were no longer considered probable of occurring.

Fair Value Hedges

Certain derivative instruments are designated as fair value hedges. The changes in fair value of these instruments are recorded in net income. In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in net income. We designate and account for the following as fair value hedges when they have met the effectiveness requirements: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities into floating rate liabilities; (iii) cross currency swaps to convert non-U.S. dollar fixed rate liabilities to floating rate U.S. dollar liabilities; and (iv) other instruments to hedge various fair value exposures of investments.

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the three months ended March 31, 2013:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income	Classification of gain (losses) recognized in net income	Other impacts to net income	Classification of other impacts to net income	Gain (loss) recognized in net income	Classification of gain (losses) recognized in net income
Interest rate swaps hedging liabilities	$(8)	Net investment gains (losses)	$8	Interest credited	$8	Net investment gains (losses)
Foreign currency swaps	(31)	Net investment gains (losses)	—	Interest credited	31	Net investment gains (losses)

Total	$(39)		$8		$39

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the three months ended March 31, 2012:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income	Classification of gain (losses) recognized in net income	Other impacts to net income	Classification of other impacts to net income	Gain (loss) recognized in net income	Classification of gain (losses) recognized in net income
Interest rate swaps hedging assets	$—	Net investment gains (losses)	$(1)	Net investment income	$—	Net investment gains (losses)
Interest rate swaps hedging liabilities	(9)	Net investment gains (losses)	11	Interest credited	9	Net investment gains (losses)
Foreign currency swaps	3	Net investment gains (losses)	1	Interest credited	(4)	Net investment gains (losses)

Total	$(6)		$11		$5

The difference between the gain (loss) recognized for the derivative instrument and the hedged item presented above represents the net ineffectiveness of the fair value hedging relationships. The other impacts presented above represent the net income effects of the derivative instruments that are presented in the same location as the income (loss) activity from the hedged item. There were no amounts excluded from the measurement of effectiveness.

Derivatives Not Designated As Hedges

We also enter into certain non-qualifying derivative instruments such as: (i) interest rate swaps and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; (iii) equity index options, equity return swaps, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits; (iv) interest rate swaps where the hedging relationship does not qualify for hedge accounting; (v) credit default swaps to mitigate loss exposure to certain credit risk; (vi) foreign currency forward contracts to mitigate currency risk associated with future dividends and other cash flows from certain foreign subsidiaries to our holding company; and (vii) equity index options to mitigate certain macroeconomic risks associated with certain foreign subsidiaries. Additionally, we provide GMWBs on certain variable annuities that are required to be bifurcated as embedded derivatives. We also offer fixed index annuity products and have reinsurance agreements with certain features that are required to be bifurcated as embedded derivatives.

We also have derivatives related to securitization entities where we were required to consolidate the related securitization entity as a result of our involvement in the structure. The counterparties for these derivatives typically only have recourse to the securitization entity. The interest rate swaps used for these entities are typically used to effectively convert the interest payments on the assets of the securitization entity to the same basis as the interest rate on the borrowings issued by the securitization entity. Credit default swaps are utilized in certain securitization entities to enhance the yield payable on the borrowings issued by the securitization entity and also include a settlement feature that allows the securitization entity to provide the par value of assets in the securitization entity for the amount of any losses incurred under the credit default swap.

The following table provides the pre-tax gain (loss) recognized in net income for the effects of derivatives not designated as hedges for the periods indicated:

	Three months ended March 31,		Classification of gain (loss) recognized in net income
(Amounts in millions)	2013	2012
Interest rate swaps	$1	$1	Net investment gains (losses)
Interest rate swaps related to securitization entities	2	2	Net investment gains (losses)
Credit default swaps	4	41	Net investment gains (losses)
Credit default swaps related to securitization entities	8	31	Net investment gains (losses)
Equity index options	(16)	(35)	Net investment gains (losses)
Financial futures	(97)	(112)	Net investment gains (losses)
Equity return swaps	(10)	(25)	Net investment gains (losses)
Other foreign currency contracts	—	(17)	Net investment gains (losses)
Reinsurance embedded derivatives	—	(12)	Net investment gains (losses)
GMWB embedded derivatives	82	203	Net investment gains (losses)
Fixed index annuity embedded derivatives	(3)	(2)	Net investment gains (losses)

Total derivatives not designated as hedges	$(29)	$75

Derivative Counterparty Credit Risk

Most of our derivative arrangements with counterparties require the posting of collateral upon meeting certain net exposure thresholds. For derivatives related to securitization entities, there are no arrangements that require either party to provide collateral and the recourse of the derivative counterparty is typically limited to the assets held by the securitization entity and there is no recourse to any entity other than the securitization entity.

The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	March 31, 2013
				Gross amounts not offset in the balance sheet
(Amounts in millions)	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments	Collateral pledged/ received	Over collateralization	Net amount
Assets Derivatives (1)	$1,001	$—	$1,001	$(340)	$(615)	$9	$55
Liabilities Derivatives (2)	404	—	404	(340)	(79)	19	4

Net derivatives	$597	$—	$597	$—	$(536)	$(10)	$51

(1)	Included $64 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
(2)	Included $27 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

	December 31, 2012
				Gross amounts not offset in the balance sheet
(Amounts in millions)	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments	Collateral pledged/ received	Over collateralization	Net amount
Assets Derivatives (1)	$1,196	$—	$1,196	$(368)	$(840)	$84	$72
Liabilities Derivatives (2)	432	—	432	(368)	(61)	9	12

Net derivatives	$764	$—	$764	$—	$(779)	$75	$60

(1)	Included $47 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
(2)	Included $10 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

Except for derivatives related to securitization entities, all of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party’s long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of March 31, 2013 and December 31, 2012, we could have been allowed to claim or required to disburse up to the net amounts shown in the last column of the charts above. The charts above exclude embedded derivatives and derivatives related to securitization entities as those derivatives are not subject to master netting arrangements.

Credit Derivatives

We sell protection under single name credit default swaps and credit default swap index tranches in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for both indexed reference entities and single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps. In the event of default for credit default swaps, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

In addition to the credit derivatives discussed above, we also have credit derivative instruments related to securitization entities that we consolidate. These derivatives represent a customized index of reference entities with specified attachment points for certain derivatives. The credit default triggers are similar to those described above. In the event of default, the securitization entity will provide the counterparty with the par value of assets held in the securitization entity for the amount of incurred loss on the credit default swap. The maximum exposure to loss for the securitization entity is the notional value of the derivatives. Certain losses on these credit default swaps would be absorbed by the third-party noteholders of the securitization entity and the remaining losses on the credit default swaps would be absorbed by our portion of the notes issued by the securitization entity.

The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of the dates indicated:

	March 31, 2013			December 31, 2012
(Amounts in millions)	Notional value	Assets	Liabilities	Notional value	Assets	Liabilities
Reference entity credit rating and maturity:
AAA
Matures in less than one year	$—	$—	$—	$5	$—	$—
AA
Matures in less than one year	—	—	—	6	—	—
Matures after one year through five years	5	—	—	—	—	—
Matures after five years through ten years	—	—	—	5	—	—
A
Matures in less than one year	10	—	—	37	—	—
Matures after five years through ten years	10	—	—	10	1	—
BBB
Matures in less than one year	6	—	—	68	—	—
Matures after one year through five years	14	—	—	—	—	—
Matures after five years through ten years	10	—	—	24	—	—

Total credit default swaps on single name reference entities	$55	$—	$—	$155	$1	$—

The following table sets forth our credit default swaps where we sell protection on credit default swap index tranches and the fair values as of the dates indicated:

	March 31, 2013			December 31, 2012
(Amounts in millions)	Notional value	Assets	Liabilities	Notional value	Assets	Liabilities
Original index tranche attachment/detachment point and maturity:
7% - 15% matures after one year through five years (1)	$100	$1	$—	$100	$—	$1
9% - 12% matures in less than one year (2)	50	—	—	50	—	—
9% - 12% matures after one year through five years (2)	250	2	—	250	2	—
10% - 15% matures after one year through five years (3)	250	4	—	250	4	—
15% - 30% matures after five years through ten years (4)	—	—	—	127	1	—

Total credit default swap index tranches	650	7	—	777	7	1

Customized credit default swap index tranches related to securitization entities:
Portion backing third-party borrowings maturing 2017 (5)	12	—	4	12	—	5
Portion backing our interest maturing 2017 (6)	300	—	93	300	—	99

Total customized credit default swap index tranches related to securitization entities	312	—	97	312	—	104

Total credit default swaps on index tranches	$962	$7	$97	$1,089	$7	$105

(1)	The current attachment/detachment as of March 31, 2013 and December 31, 2012 was 7% – 15%.
(2)	The current attachment/detachment as of March 31, 2013 and December 31, 2012 was 9% – 12%.
(3)	The current attachment/detachment as of March 31, 2013 and December 31, 2012 was 10% – 15%.
(4)	The current attachment/detachment as of December 31, 2012 was 14.8% – 30.3%.
(5)	Original notional value was $39 million.
(6)	Original notional value was $300 million.

(5) Derivative Instruments

Our business activities routinely deal with fluctuations in interest rates, equity prices, currency exchange rates and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibitions on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as “derivatives not designated as hedges” in the following disclosures. For derivatives that meet the accounting requirements to be designated as hedges, the following disclosures for these derivatives are denoted as “derivatives designated as hedges,” which include both cash flow and fair value hedges.

The following table sets forth our positions in derivative instruments as of December 31:

	Derivative assets			Derivative liabilities
(Amounts in millions)	Balance sheet classification	Fair value		Balance sheet classification	Fair value
		2012	2011		2012	2011
Derivatives designated as hedges
Cash flow hedges:
Interest rate swaps	Other invested assets	$414	$602	Other liabilities	$27	$1
Inflation indexed swaps	Other invested assets	—	—	Other liabilities	105	43
Foreign currency swaps	Other invested assets	3	—	Other liabilities	1	—
Forward bond purchase commitments	Other invested assets	53	47	Other liabilities	—	—

Total cash flow hedges		470	649		133	44

Fair value hedges:
Interest rate swaps	Other invested assets	12	43	Other liabilities	—	1
Foreign currency swaps	Other invested assets	31	32	Other liabilities	—	—

Total fair value hedges		43	75		—	1

Total derivatives designated as hedges		513	724		133	45

Derivatives not designated as hedges
Interest rate swaps	Other invested assets	603	705	Other liabilities	280	374
Interest rate swaps related to securitization entities (1)	Restricted other invested assets	—	—	Other liabilities	27	28
Credit default swaps	Other invested assets	8	1	Other liabilities	1	59
Credit default swaps related to securitization entities (1)	Restricted other invested assets	—	—	Other liabilities	104	177
Equity index options	Other invested assets	25	39	Other liabilities	—	—
Financial futures	Other invested assets	—	—	Other liabilities	—	—
Equity return swaps	Other invested assets	—	7	Other liabilities	8	4
Other foreign currency contracts	Other invested assets	—	9	Other liabilities	—	11
Reinsurance embedded derivatives (2)	Other assets	—	29	Other liabilities	—	—
GMWB embedded derivatives	Reinsurance recoverable(3)	10	16	Policyholder account balances (4)	350	492
Fixed index annuity embedded derivatives	Other assets (5)	—	—	Policyholder account balances (5)	27	4

Total derivatives not designated as hedges		646	806		797	1,149

Total derivatives		$1,159	$1,530		$930	$1,194

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)	Represents embedded derivatives associated with certain reinsurance agreements.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(4)	Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(5)	Represents the embedded derivatives associated with our fixed index annuity liabilities.

The fair value of derivative positions presented above was not offset by the respective collateral amounts retained or provided under these agreements. The amounts recognized for derivative counterparty collateral retained by us was recorded in other invested assets with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us.

The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for GMWB and fixed index annuity embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

(Notional in millions)	Measurement	December 31, 2011	Additions	Maturities/ terminations	December 31, 2012
Derivatives designated as hedges
Cash flow hedges:
Interest rate swaps	Notional	$12,399	$—	$(2,253)	$10,146
Inflation indexed swaps	Notional	544	10	—	554
Foreign currency swaps	Notional	—	259	(76)	183
Forward bond purchase commitments	Notional	504	—	(48)	456

Total cash flow hedges		13,447	269	(2,377)	11,339

Fair value hedges:
Interest rate swaps	Notional	1,039	—	(316)	723
Foreign currency swaps	Notional	85	—	—	85

Total fair value hedges		1,124	—	(316)	808

Total derivatives designated as hedges		14,571	269	(2,693)	12,147

Derivatives not designated as hedges
Interest rate swaps	Notional	7,200	2,773	(3,642)	6,331
Interest rate swaps related to securitization entities (1)	Notional	117	—	(13)	104
Credit default swaps	Notional	1,110	100	(278)	932
Credit default swaps related to securitization entities (1)	Notional	314	—	(2)	312
Equity index options	Notional	522	1,652	(1,238)	936
Financial futures	Notional	2,924	5,746	(6,978)	1,692
Equity return swaps	Notional	326	202	(342)	186
Other foreign currency contracts	Notional	779	358	(1,137)	—
Reinsurance embedded derivatives	Notional	228	53	(281)	—

Total derivatives not designated as hedges		13,520	10,884	(13,911)	10,493

Total derivatives		$28,091	$11,153	$(16,604)	$22,640

(1)	See note 18 for additional information related to consolidated securitization entities.

(Number of policies)	Measurement	December 31, 2011	Additions	Maturities/ terminations	December 31, 2012
Derivatives not designated as hedges
GMWB embedded derivatives	Policies	47,714	—	(2,687)	45,027
Fixed index annuity embedded derivatives	Policies	433	1,610	(30)	2,013

We did not have any derivatives with counterparties that can be terminated at the option of the derivative counterparty as of December 31, 2012.

Cash Flow Hedges

Certain derivative instruments are designated as cash flow hedges. The changes in fair value of these instruments are recorded as a component of OCI. We designate and account for the following as cash flow hedges when they have met the effectiveness requirements: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) pay U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure on liabilities denominated in foreign currencies; (v) forward starting interest rate swaps to hedge against changes in interest rates associated with future fixed rate bond purchases and/or interest income; (vi) forward bond purchase commitments to hedge against the variability in the anticipated cash flows required to purchase future fixed rate bonds; and (vii) other instruments to hedge the cash flows of various forecasted transactions.

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2012:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income (loss) from OCI	Classification of gain (loss) reclassified into net income (loss)	Gain (loss) recognized in net income (loss) (1)	Classification of gain (loss) recognized in net income (loss)
Interest rate swaps hedging assets	$(74)	$40	Net investment income	$(12)	Net investment gains (losses)
Interest rate swaps hedging assets	—	2	Net investment gains (losses)	—	Net investment gains (losses)
Interest rate swaps hedging liabilities	—	2	Interest expense	—	Net investment gains (losses)
Forward bond purchase commitments	14	—	Net investment income	—	Net investment gains (losses)
Inflation indexed swaps	(58)	(9)	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	3	—	Interest expense	—	Net investment gains (losses)

Total	$(115)	$35		$(12)

(1)	Represents ineffective portion of cash flow hedges as there were no amounts excluded from the measurement of effectiveness.

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2011:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income (loss) from OCI	Classification of gain (loss) reclassified into net income (loss)	Gain (loss) recognized in net income (loss) (1)	Classification of gain (loss) recognized in net income (loss)
Interest rate swaps hedging assets	$1,642	$27	Net investment income	$49	Net investment gains (losses)
Interest rate swaps hedging assets	—	2	Net investment gains (losses)	—	Net investment gains (losses)
Interest rate swaps hedging liabilities	—	2	Interest expense	—	Net investment gains (losses)
Forward bond purchase commitments	47	—	Net investment income	—	Net investment gains (losses)
Inflation indexed swaps	(10)	(25)	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	4	(5)	Interest expense	—	Net investment gains (losses)

Total	$1,683	$1		$49

(1)	Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2010:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income (loss) from OCI (1)	Classification of gain (loss) reclassified into net income (loss)	Gain (loss) recognized in net income (loss) (2)	Classification of gain (loss) recognized in net income (loss)
Interest rate swaps hedging assets	$206	$15	Net investment income	$3	Net investment gains (losses)
Interest rate swaps hedging assets	—	2	Net investment gains (losses)	—	Net investment gains (losses)
Interest rate swaps hedging liabilities	(3)	2	Interest expense	—	Net investment gains (losses)
Inflation indexed swaps	(12)	—	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	13	(6)	Interest expense	—	Net investment gains (losses)

Total	$204	$13		$3

(1)

Amounts included $2 million of gains reclassified into net income (loss) for cash flow hedges that were terminated or de-designated where the effective portion is reclassified into net income (loss) when the underlying hedge item affects net income (loss).

(2)	Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholders’ equity labeled “derivatives qualifying as hedges,” for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Derivatives qualifying as effective accounting hedges as of January 1	$2,009	$924	$802
Current period increases (decreases) in fair value, net of deferred taxes of $38, $(597) and $(73)	(77)	1,086	131
Reclassification to net (income) loss, net of deferred taxes of $12, $—and $4	(23)	(1)	(9)

Derivatives qualifying as effective accounting hedges as of December 31	$1,909	$2,009	$924

The total of derivatives designated as cash flow hedges of $1,909 million, net of taxes, recorded in stockholders’ equity as of December 31, 2012 is expected to be reclassified to future net income (loss), concurrently with and primarily offsetting changes in interest expense and interest income on floating rate instruments and interest income on future fixed rate bond purchases. Of this amount, $36 million, net of taxes, is expected to be reclassified to net income (loss) in the next 12 months. Actual amounts may vary from this amount as a result of market conditions. All forecasted transactions associated with qualifying cash flow hedges are expected to occur by 2045. No amounts were reclassified to net income (loss) during the years ended December 31, 2012, 2011 and 2010 in connection with forecasted transactions that were no longer considered probable of occurring.

Fair Value Hedges

Certain derivative instruments are designated as fair value hedges. The changes in fair value of these instruments are recorded in net income (loss). In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in net income (loss). We designate and account for the following as fair value hedges when they have met the effectiveness requirements: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities into floating rate liabilities; (iii) cross currency swaps to convert non-U.S. dollar fixed rate liabilities to floating rate U.S. dollar liabilities; and (iv) other instruments to hedge various fair value exposures of investments.

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2012:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)	Other impacts to net income (loss)	Classification of other impacts to net income (loss)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)
Interest rate swaps hedging assets	$1	Net investment gains (losses)	$(4)	Net investment income	$(1)	Net investment gains (losses)
Interest rate swaps hedging liabilities	(30)	Net investment gains (losses)	38	Interest credited	30	Net investment gains (losses)
Foreign currency swaps	(1)	Net investment gains (losses)	2	Interest credited	—	Net investment gains (losses)

Total	$(30)		$36		$29

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2011:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)	Other impacts to net income (loss)	Classification of other impacts to net income (loss)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)
Interest rate swaps hedging assets	$3	Net investment gains (losses)	$(9)	Net investment income	$(3)	Net investment gains (losses)
Interest rate swaps hedging liabilities	(52)	Net investment gains (losses)	66	Interest credited	52	Net investment gains (losses)
Foreign currency swaps	(3)	Net investment gains (losses)	3	Interest credited	3	Net investment gains (losses)

Total	$(52)		$60		$52

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2010:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)	Other impacts to net income (loss)	Classification of other impacts to net income (loss)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)
Interest rate swaps hedging assets	$3	Net investment gains (losses)	$(12)	Net investment income	$(3)	Net investment gains (losses)
Interest rate swaps hedging liabilities	(32)	Net investment gains (losses)	96	Interest credited	32	Net investment gains (losses)
Foreign currency swaps	12	Net investment gains (losses)	3	Interest credited	(12)	Net investment gains (losses)

Total	$(17)		$87		$17

The difference between the gain (loss) recognized for the derivative instrument and the hedged item presented above represents the net ineffectiveness of the fair value hedging relationships. The other impacts presented above represent the net income (loss) effects of the derivative instruments that are presented in the same location as the income (loss) activity from the hedged item. There were no amounts excluded from the measurement of effectiveness.

Derivatives Not Designated As Hedges

We also enter into certain non-qualifying derivative instruments such as: (i) interest rate swaps, swaptions and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; (iii) equity index options, equity return swaps, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits; (iv) interest rate swaps where the hedging relationship does not qualify for hedge accounting; (v) credit default swaps to mitigate loss exposure to certain credit risk; (vi) foreign currency forward contracts to mitigate currency risk associated with future dividends and other cash flows from certain foreign subsidiaries to our holding company; and (vii) equity index options and credit default swaps to mitigate certain macroeconomic risks associated with certain foreign subsidiaries. Additionally, we provide GMWBs on certain variable annuities that are required to be bifurcated as embedded derivatives. We also offer fixed index annuity products and have reinsurance agreements with certain features that are required to be bifurcated as embedded derivatives.

We also have derivatives related to securitization entities where we were required to consolidate the related securitization entity as a result of our involvement in the structure. The counterparties for these derivatives typically only have recourse to the securitization entity. The interest rate swaps used for these entities are typically used to effectively convert the interest payments on the assets of the securitization entity to the same basis as the interest rate on the borrowings issued by the securitization entity. Credit default swaps are utilized in certain securitization entities to enhance the yield payable on the borrowings issued by the securitization entity and also include a settlement feature that allows the securitization entity to provide the par value of assets in the securitization entity for the amount of any losses incurred under the credit default swap.

The following table provides the pre-tax gain (loss) recognized in net income (loss) for the effects of derivatives not designated as hedges for the years ended December 31:

(Amounts in millions)	2012	2011	2010	Classification of gain (loss) recognized in net income (loss)
Interest rate swaps	$21	$11	$105	Net investment gains (losses)
Interest rate swaps related to securitization entities (1)	(4)	(16)	(11)	Net investment gains (losses)
Interest rate swaptions	—	—	53	Net investment gains (losses)
Credit default swaps	57	(45)	7	Net investment gains (losses)
Credit default swaps related to securitization entities (1)	76	(46)	(9)	Net investment gains (losses)
Equity index options	(58)	8	(75)	Net investment gains (losses)
Financial futures	(121)	175	(109)	Net investment gains (losses)
Equity return swaps	(37)	3	(11)	Net investment gains (losses)
Other foreign currency contracts	(19)	(16)	(11)	Net investment gains (losses)
Reinsurance embedded derivatives	3	29	1	Net investment gains (losses)
GMWB embedded derivatives	170	(316)	87	Net investment gains (losses)
Fixed index annuity embedded derivatives	(1)	1	(2)	Net investment gains (losses)

Total derivatives not designated as hedges	$87	$(212)	$25

(1)	See note 18 for additional information related to consolidated securitization entities.

Derivative Counterparty Credit Risk

Most of our derivative arrangements with counterparties require the posting of collateral upon meeting certain net exposure thresholds. For derivatives related to securitization entities, there are no arrangements that require either party to provide collateral and the recourse of the derivative counterparty is typically limited to the assets held by the securitization entity and there is no recourse to any entity other than the securitization entity.

The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	December 31, 2012
				Gross amounts not offset in the balance sheet
(Amounts in millions)	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments	Collateral pledged/ received	Over collateralization	Net amount
Assets Derivatives (1)	$1,196	$—	$1,196	$(368)	$(840)	$84	$72
Liabilities Derivatives (2)	432	—	432	(368)	(61)	9	12

Net derivatives	$764	$—	$764	$—	$(779)	$75	$60

(1)	Included $47 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
(2)	Included $10 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

	December 31, 2011
				Gross amounts not offset in the balance sheet
(Amounts in millions)	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments	Collateral pledged/ received	Over collateralization	Net amount
Assets Derivatives (1)	$1,530	$—	$1,530	$(478)	$(1,023)	$39	$68
Liabilities Derivatives (2)	504	—	504	(478)	(28)	12	10

Net derivatives	$1,026	$—	$1,026	$—	$(995)	$27	$58

(1)	Included $45 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
(2)	Included $11 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

Except for derivatives related to securitization entities, all of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party’s long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2012 and 2011, we could have been allowed to claim or required to disburse up to the net amounts shown in the last column of the charts above. The charts above exclude embedded derivatives and derivatives related to securitization entities as those derivatives are not subject to master netting arrangements.

Credit Derivatives

We sell protection under single name credit default swaps and credit default swap index tranches in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for both indexed reference entities and single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps. In the event of default for credit default swaps, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

In addition to the credit derivatives discussed above, we also have credit derivative instruments related to securitization entities that we consolidated in 2010. These derivatives represent a customized index of reference entities with specified attachment points for certain derivatives. The credit default triggers are similar to those described above. In the event of default, the securitization entity will provide the counterparty with the par value of assets held in the securitization entity for the amount of incurred loss on the credit default swap. The maximum exposure to loss for the securitization entity is the notional value of the derivatives. Certain losses on these credit default swaps would be absorbed by the third-party noteholders of the securitization entity and the remaining losses on the credit default swaps would be absorbed by our portion of the notes issued by the securitization entity.

The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

	2012			2011
(Amounts in millions)	Notional value	Assets	Liabilities	Notional value	Assets	Liabilities
Reference entity credit rating and maturity:
AAA
Matures in less than one year	$5	$—	$—	$—	$—	$—
Matures after one year through five years	—	—	—	5	—	—
AA
Matures in less than one year	6	—	—	—	—	—
Matures after one year through five years	—	—	—	6	—	—
Matures after five years through ten years	5	—	—	5	—	—
A
Matures in less than one year	37	—	—	—	—	—
Matures after one year through five years	—	—	—	37	—	—
Matures after five years through ten years	10	1	—	10	—	1
BBB
Matures in less than one year	68	—	—	—	—	—
Matures after one year through five years	—	—	—	68	1	—
Matures after five years through ten years	24	—	—	24	—	1

Total credit default swaps on single name reference entities	$155	$1	$—	$155	$1	$2

The following table sets forth our credit default swaps where we sell protection on credit default swap index tranches and the fair values as of December 31:

	2012			2011
(Amounts in millions)	Notional value	Assets	Liabilities	Notional value	Assets	Liabilities
Original index tranche attachment/detachment point and maturity:
7%—15% matures after one year through five years (1)	$100	$—	$1	$—	$—	$—
9%—12% matures in less than one year (2)	50	—	—	—	—	—
9%—12% matures after one year through five years (2)	250	2	—	300	—	27
10%—15% matures after one year through five years (3)	250	4	—	250	—	—
12%—22% matures after five years through ten years (4)	—	—	—	248	—	28
15%—30% matures after five years through ten years (5)	127	1	—	127	—	2

Total credit default swap index tranches	777	7	1	925	—	57

Customized credit default swap index tranches related to securitization entities:
Portion backing third-party borrowings maturing 2017 (6)	12	—	5	14	—	7
Portion backing our interest maturing 2017 (7)	300	—	99	300	—	170

Total customized credit default swap index tranches related to securitization entities	312	—	104	314	—	177

Total credit default swaps on index tranches	$1,089	$7	$105	$1,239	$—	$234

(1)	The current attachment/detachment as of December 31, 2012 was 7%—15%.
(2)	The current attachment/detachment as of December 31, 2012 and 2011 was 9%—12%.
(3)	The current attachment/detachment as of December 31, 2012 and 2011 was 10%—15%.
(4)	The current attachment/detachment as of December 31, 2012 and 2011 was 12%—22%.
(5)	The current attachment/detachment as of December 31, 2012 and 2011 was 14.8%—30.3%.
(6)	Original notional value was $39 million.
(7)	Original notional value was $300 million.

Deferred Acquisition Costs	12 Months Ended
Dec. 31, 2012
Deferred Acquisition Costs

(6) Deferred Acquisition Costs

The following table presents the activity impacting DAC as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010 (2)
Unamortized balance as of January 1	$5,458	$5,359	$5,297
Impact of foreign currency translation	9	(8)	(16)
Costs deferred	611	637	587
Amortization, net of interest accretion	(618)	(460)	(510)
Cumulative effect of changes in accounting	—	—	1
Other(1)	—	(70)	—

Unamortized balance as of December 31	5,460	5,458	5,359
Accumulated effect of net unrealized investment (gains) losses	(424)	(265)	(164)

Balance as of December 31	$5,036	$5,193	$5,195

(1)	Relates to the sale of our Medicare supplement insurance business in 2011. See note 8 for additional information.
(2)	On July 1, 2010, we adopted a new accounting standard related to embedded credit derivatives. The adoption of this standard had a net unfavorable impact of $3 million on DAC.

In the first quarter of 2012, we wrote off $142 million of DAC associated with certain term life insurance policies under a new reinsurance treaty as part of a life block transaction. The write-off was included in amortization, net of interest accretion.

We regularly review DAC to determine if it is recoverable from future income. As part of a life block transaction in the third quarter of 2012, we recorded $39 million of additional DAC amortization to reflect loss recognition on certain term life insurance policies under a reinsurance treaty. As of December 31, 2012 and 2011, we believe all of our other businesses have sufficient future income and therefore the related DAC is recoverable.

Intangible Assets	12 Months Ended
Dec. 31, 2012
Intangible Assets

(7) Intangible Assets

The following table presents our intangible assets as of December 31:

(Amounts in millions)	2012		2011
	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
PVFP	$1,966	$(1,849)	$1,972	$(1,807)
Capitalized software	658	(479)	597	(418)
Deferred sales inducements to contractholders	137	(99)	151	(70)
Other	78	(46)	88	(45)

Total	$2,839	$(2,473)	$2,808	$(2,340)

Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2012, 2011 and 2010 was $104 million, $133 million and $112 million, respectively. Amortization expense related to deferred sales inducements of $29 million, $22 million and $19 million, respectively, for the years ended December 31, 2012, 2011 and 2010 was included in benefits and other changes in policy reserves.

Present Value of Future Profits

The following table presents the activity in PVFP as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Unamortized balance as of January 1	$339	$430	$487
Interest accreted at 5.66%, 5.73% and 5.68%	18	22	26
Amortization	(60)	(96)	(83)
Other(1)	—	(17)	—

Unamortized balance as of December 31	297	339	430
Accumulated effect of net unrealized investment (gains) losses	(180)	(174)	(88)

Balance as of December 31	$117	$165	$342

(1)	Relates to the sale of the Medicare supplement insurance business in 2011. See note 8 for additional information.

The percentage of the December 31, 2012 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

2013	5.0%
2014	5.5%
2015	8.1%
2016	8.4%
2017	6.4%

Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

Goodwill and Dispositions	12 Months Ended
Dec. 31, 2012
Goodwill and Dispositions

(8) Goodwill and Dispositions

Goodwill

The following is a summary of our goodwill balance by segment and Corporate and Other activities as of the dates indicated:

(Amounts in millions)	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other	Total
Balance as of December 31, 2010:
Gross goodwill	$1,034	$19	$22	$93	$112	$29	$1,309
Accumulated impairment losses	(185)	—	(22)	—	(70)	—	(277)

Goodwill	849	19	—	93	42	29	1,032

Impairment losses	—	—	—	—	—	(29)	(29)
Dispositions (1)	—	—	—	—	(42)	—	(42)
Foreign exchange translation	—	—	—	(3)	—	—	(3)

Balance as of December 31, 2011:
Gross goodwill	1,034	19	22	90	70	29	1,264
Accumulated impairment losses	(185)	—	(22)	—	(70)	(29)	(306)

Goodwill	849	19	—	90	—	—	958

Impairment losses	—	—	—	(89)	—	—	(89)
Foreign exchange translation	—	—	—	(1)	—	—	(1)

Balance as of December 31, 2012:
Gross goodwill	1,034	19	22	89	70	29	1,263
Accumulated impairment losses	(185)	—	(22)	(89)	(70)	(29)	(395)

Goodwill	$849	$19	$—	$—	$—	$—	$868

(1)	Relates to the sale of our Medicare supplement insurance business in 2011.

Goodwill impairment losses

During the third quarter of 2012, as part of our annual goodwill impairment analysis based on data as of July 1, 2012, we recorded a goodwill impairment of $89 million associated with our international protection reporting unit. Considering current market conditions, including the market environment in Europe and lower trading multiples of European financial services companies, and the impact of those conditions on our international protection reporting unit in a market transaction that may require a higher risk premium, we determined the fair value of the reporting unit was below book value and determined the goodwill associated with this reporting unit was not recoverable. Therefore, we recognized a goodwill impairment for all of the goodwill associated with our international protection reporting unit during the third quarter of 2012.

During the fourth quarter of 2011, as a result of our reorganized operating segments, our reverse mortgage business was newly identified as a separate reporting unit. Previously, this business was a component of the long-term care insurance reporting unit. Due to historical business performance and recent adverse developments within the industry that negatively impacted the valuation of the business, we impaired all of the goodwill related to our reverse mortgage business reported in Corporate and Other activities in the fourth quarter of 2011. The key assumptions utilized in this valuation included expected future business performance and the discount rate, both of which were adversely impacted as a result of the recent industry developments.

There were no goodwill impairment charges recorded in 2010.

Deteriorating or adverse market conditions for certain businesses may have a significant impact on the fair value of our reporting units and could result in future impairments of goodwill.

Dispositions

Effective October 1, 2011, we completed the sale of our Medicare supplement insurance business for total proceeds of $276 million. The sale resulted in an after-tax gain of $36 million. Our Medicare supplement insurance business is included in our Runoff segment. The transaction included the sale of Continental Life Insurance Company of Brentwood, Tennessee and its subsidiary, American Continental Insurance Company, and the reinsurance of the Medicare supplement insurance in-force business written by other Genworth life insurance subsidiaries.

On October 26, 2012, we signed an agreement to sell our reverse mortgage business for $22 million. Subject to customary closing conditions and regulatory approvals, this transaction is expected to close in early 2013, with no significant gain or loss expected to be recorded on the sale. Our reverse mortgage business is included in Corporate and Other activities.

Reinsurance	12 Months Ended
Dec. 31, 2012
Reinsurance

(9) Reinsurance

We reinsure a portion of our policy risks to other insurance companies in order to reduce our ultimate losses, diversify our exposures and provide capital flexibility. We also assume certain policy risks written by other insurance companies. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than the relationship discussed below with Union Fidelity Life Insurance Company (“UFLIC”), we do not have significant concentrations of reinsurance with any one reinsurer that could have a material impact on our financial position.

As of December 31, 2012, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5 million.

Prior to our IPO, we entered into several significant reinsurance transactions (“Reinsurance Transactions”) with UFLIC. In these transactions, we ceded to UFLIC in-force blocks of structured settlements, substantially all of our in-force blocks of variable annuities and a block of long-term care insurance policies that we reinsured in 2000 from MetLife Insurance Company of Connecticut. Although we remain directly liable under these contracts and policies as the ceding insurer, the Reinsurance Transactions have the effect of transferring the financial results of the reinsured blocks to UFLIC. As of December 31, 2012 and 2011, we had a reinsurance recoverable of $14,725 million and $14,780 million, respectively, associated with those Reinsurance Transactions.

To secure the payment of its obligations to us under the reinsurance agreements governing the Reinsurance Transactions, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims-paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation (“GE Capital”), an indirect subsidiary of GE, agreed to maintain sufficient capital in UFLIC to maintain UFLIC’s risk-based capital (“RBC”) at not less than 150% of its company action level, as defined from time to time by the NAIC.

Under the terms of certain reinsurance agreements that our life insurance subsidiaries have with external parties, we pledged assets in either separate portfolios or in trust for the benefit of external reinsurers. These assets support the reserves ceded to those external reinsurers. We had pledged fixed maturity securities and commercial mortgage loans of $9,313 million and $895 million, respectively, as of December 31, 2012 and $8,294 million and $919 million, respectively, as of December 31, 2011 in connection with these reinsurance agreements. However, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level.

The following table sets forth net domestic life insurance in-force as of December 31:

(Amounts in millions)	2012	2011	2010
Direct life insurance in-force	$730,016	$719,094	$693,459
Amounts assumed from other companies	1,148	1,239	1,323
Amounts ceded to other companies (1)	(331,909)	(240,019)	(224,013)

Net life insurance in-force	$399,255	$480,314	$470,769

Percentage of amount assumed to net	—%	—%	—%

(1)	Includes amounts accounted for under the deposit method.

The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

	Written			Earned
(Amounts in millions)	2012	2011	2010	2012	2011	2010
Direct:
Life insurance	$1,284	$1,351	$1,471	$1,304	$1,370	$1,501
Accident and health insurance	2,853	2,893	2,819	2,840	2,912	2,928
Property and casualty insurance	95	121	129	84	111	121
Mortgage insurance	1,720	1,599	1,507	1,645	1,704	1,678

Total direct	5,952	5,964	5,926	5,873	6,097	6,228

Assumed:
Life insurance	9	12	10	7	11	15
Accident and health insurance	419	426	422	440	492	450
Property and casualty insurance	—	—	—	—	—	—
Mortgage insurance	27	23	44	42	44	49

Total assumed	455	461	476	489	547	514

Ceded:
Life insurance	(528)	(254)	(281)	(527)	(254)	(280)
Accident and health insurance	(690)	(549)	(470)	(672)	(564)	(468)
Property and casualty insurance	—	—	—	—	—	—
Mortgage insurance	(132)	(143)	(160)	(122)	(138)	(161)

Total ceded	(1,350)	(946)	(911)	(1,321)	(956)	(909)

Net premiums	$5,057	$5,479	$5,491	$5,041	$5,688	$5,833

Percentage of amount assumed to net				10%	10%	9%

Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $2,951 million, $2,492 million and $2,527 million during 2012, 2011 and 2010, respectively.

Insurance Reserves	12 Months Ended
Dec. 31, 2012
Insurance Reserves

(10) Insurance Reserves

Future Policy Benefits

The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

(Amounts in millions)	Mortality/ morbidity assumption		Interest rate assumption	2012	2011
Long-term care insurance contracts	(a	)	4.0%—7.5%	$16,111	$14,773
Structured settlements with life contingencies	(b	)	1.5%—8.0%	9,398	9,503
Annuity contracts with life contingencies	(b	)	1.5%—8.0%	4,977	4,907
Traditional life insurance contracts	(c	)	2.5%—7.5%	2,762	2,730
Supplementary contracts with life contingencies	(b	)	1.5%—8.0%	251	255
Accident and health insurance contracts	(d	)	3.5%—7.0%	6	7

Total future policy benefits				$33,505	$32,175

(a)	The 1983 Individual Annuitant Mortality Table or 2000 U.S. Annuity Table, or 1983 Group Annuitant Mortality Table and the 1985 National Nursing Home Study and company experience.
(b)	Assumptions for limited-payment contracts come from either the U.S. Population Table, 1983 Group Annuitant Mortality Table, 1983 Individual Annuitant Mortality Table or a-2000 Mortality Table.
(c)

Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Tables, 1980 Commissioner’s Extended Term table and (IA) Standard Table 1996 (modified).

(d)	The 1958 and 1980 Commissioner’s Standard Ordinary Tables, or 2000 U.S. Annuity Table, or 1983 Group Annuitant Mortality.

Assumptions as to persistency are based on company experience.

Policyholder Account Balances

The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

(Amounts in millions)	2012	2011
Annuity contracts	$13,323	$13,353
GICs, funding agreements and FABNs	2,152	2,623
Structured settlements without life contingencies	2,078	2,195
Supplementary contracts without life contingencies	691	671
Other	36	38

Total investment contracts	18,280	18,880
Universal life insurance contracts	7,982	7,465

Total policyholder account balances	$26,262	$26,345

Certain of our U.S. life insurance companies are members of the Federal Home Loan Bank (the “FHLB”) system in their respective regions. As of December 31, 2012 and 2011, we held $87 million and $84 million, respectively, of FHLB common stock related to those memberships which was included in equity securities. We have outstanding funding agreements with the FHLBs and also have letters of credit which have not been drawn upon. The FHLBs have been granted a lien on certain of our invested assets to collateralize our obligations; however, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by us, the FHLB’s recovery on the collateral is limited to the amount of our funding agreement liabilities to the FHLB. The amount of funding agreements outstanding with the FHLB was $696 million and $633 million, respectively, as of December 31, 2012 and 2011 which was included in policyholder account balances. We had letters of credit related to the FHLB of $483 million and $462 million, respectively, as of December 31, 2012 and 2011. These funding agreements and letters of credit were collateralized by fixed maturity securities with a fair value of $1,308 million and $1,312 million, respectively, as of December 31, 2012 and 2011.

Certain Nontraditional Long-Duration Contracts

The following table sets forth information about our variable annuity products with death and living benefit guarantees as of December 31:

(Dollar amounts in millions)	2012	2011
Account values with death benefit guarantees (net of reinsurance):
Standard death benefits (return of net deposits) account value	$3,059	$2,802
Net amount at risk	$17	$67
Average attained age of contractholders	71	70
Enhanced death benefits (ratchet, rollup) account value	$3,906	$4,038
Net amount at risk	$217	$428
Average attained age of contractholders	71	69
Account values with living benefit guarantees:
GMWBs	$4,020	$4,068
Guaranteed annuitization benefits	$1,470	$1,462

Variable annuity contracts may contain more than one death or living benefit; therefore, the amounts listed above are not mutually exclusive. Substantially all of our variable annuity contracts have some form of GMDB.

As of December 31, 2012 and 2011, our total liability associated with variable annuity contracts with minimum guarantees was approximately $7,790 million and $8,008 million, respectively. The liability, net of reinsurance, for our variable annuity contracts with GMDB and guaranteed annuitization benefits was $35 million and $29 million as of December 31, 2012 and 2011, respectively.

The contracts underlying the lifetime benefits such as GMWB and guaranteed annuitization benefits are considered “in the money” if the contractholder’s benefit base, or the protected value, is greater than the account value. As of December 31, 2012 and 2011, our exposure related to GMWB and guaranteed annuitization benefit contracts that were considered “in the money” was $902 million and $1,033 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is through lifetime withdrawals or lifetime income payments after annuitization.

Account balances of variable annuity contracts with death or living benefit guarantees were invested in separate account investment options as follows as of December 31:

(Amounts in millions)	2012	2011
Balanced funds	$4,264	$4,193
Equity funds	1,497	1,118
Bond funds	1,069	1,631
Money market funds	175	140
Other	7	58

Total	$7,012	$7,140

Liability for Policy and Contract Claims	12 Months Ended
Dec. 31, 2012
Liability for Policy and Contract Claims

(11) Liability for Policy and Contract Claims

The following table sets forth changes in the liability for policy and contract claims for the dates indicated:

(Amounts in millions)	2012 (1)	2011 (2)	2010 (3)
Beginning as of January 1	$7,620	$6,933	$6,567
Less reinsurance recoverables	(1,654)	(1,654)	(1,769)

Net balance as of January 1	5,966	5,279	4,798

Incurred related to insured events of:
Current year	3,405	3,562	3,436
Prior years	237	651	799

Total incurred	3,642	4,213	4,235

Paid related to insured events of:
Current year	(1,196)	(1,238)	(1,217)
Prior years	(2,790)	(2,379)	(2,669)

Total paid	(3,986)	(3,617)	(3,886)

Interest on liability for policy and contract claims	153	136	121
Foreign currency translation	12	(17)	11
Other (4)	—	(28)	—

Net balance as of December 31	5,787	5,966	5,279
Add reinsurance recoverables	1,722	1,654	1,654

Balance as of December 31	$7,509	$7,620	$6,933

(1)

Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2012 were reduced by loss mitigation activities of $73 million, including $70 million related to workouts, loan modifications and pre-sales, and $3 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $601 million for the year ended December 31, 2012, including $574 million related to workouts, loan modifications and pre-sales, and $27 million related to rescissions, net of reinstatements of $31 million.

(2)

Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million for the year ended December 31, 2011, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.

(3)

Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million for the year ended December 31, 2010, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.

(4)	The amounts relate to the sale of our Medicare supplement insurance business in 2011. See note 8 for additional information.

As described in note 2, we establish reserves for the ultimate cost of settling claims on reported and unreported insured events that have occurred on or before the respective reporting period. These liabilities are associated primarily with our mortgage, lifestyle protection and long-term care insurance products and represent our best estimates of the liabilities at the time based on known facts, historical trends of claim payments and other external factors, such as various trends in economic conditions, housing prices, employment rates, mortality, morbidity and medical costs.

While the liability for policy and contract claims represents our current best estimates, there may be additional adjustments to these amounts based on information and trends not presently known. Such adjustments, reflecting any variety of new and adverse or favorable trends, could possibly be significant, exceeding the currently recorded reserves by an amount that could be material to our results of operations, financial condition and liquidity.

For 2012, the decrease in the ending liability for policy and contract claims was primarily related to our U.S. Mortgage Insurance segment and our life insurance business, partially offset by an increase in our long-term insurance business. In 2012, the liability in our U.S. Mortgage Insurance segment decreased to $2,009 million from $2,488 million as of December 31, 2011 due to lower new delinquencies in 2012, increased loss mitigation efforts and a reserve strengthening in 2011 that did not recur, partially offset by the continued aging of delinquencies. In 2012, the liability in our life insurance business decreased to $175 million from $253 million as of December 31, 2011 due primarily to lower claim frequency and severity in 2012 compared to 2011. Partially offsetting these decreases was an increase in the liability in our long-term care insurance business which increased to $4,655 million from $4,130 million as of December 31, 2011 largely from growth and aging of the in-force block, an increase in severity and duration of claims associated with observed loss development and higher average reserve costs on new claims in 2012.

During 2012, we strengthened reserves by $237 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

In 2012, we increased prior year reserves in our International Mortgage Insurance segment by $142 million from $553 million as of December 31, 2011. During 2012, our Australian mortgage insurance business strengthened reserves due to higher than anticipated frequency and severity of claims paid from later stage delinquencies from prior years, particularly in coastal tourism areas of Queensland as a result of regional economic pressures as well as our 2007 and 2008 vintages which have a higher concentration of self-employed borrowers.

In 2012, we increased prior year claim reserves related to our long-term care insurance business by $93 million from $4,130 million as of December 31, 2011. We experienced an increase in severity and duration of claims associated with observed loss development, particularly in older issued policies, partially offset by refinements to our estimated claim reserves.

For our other businesses, the remaining unfavorable development in 2012 related to refinements to our estimates as part of our reserving process on both reported and unreported insured events occurring in the prior year that were not significant.

For 2011, the increase in the ending liability for policy and contract claims was primarily related to our long-term care insurance business due to growth and aging of the in-force block and claims experience including the severity and duration of existing claims, particularly in older issued policies. In addition, our U.S. Mortgage Insurance segment increased the ending liability due primarily to a reserve strengthening in the second quarter of 2011, partially offset by lower new delinquencies in the current year along with stable aging of existing delinquencies in the second half of 2011. The decline in paid claims was primarily driven by lower claim counts and lower average claim payments reflecting lower loan balances, partially offset by lower benefits from our captive reinsurance arrangements.

During 2011, we strengthened reserves by $651 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

In 2011, we increased prior year reserves in our U.S. Mortgage Insurance segment by $415 million from $2,282 million as of December 31, 2010. During 2011, we strengthened reserves due to worsening trends in recent experience as well as market trends in an environment of continuing weakness in the U.S. residential real estate market. These trends reflected a decline in cure rates in the second half of 2011 for delinquent loans and continued aging trends in the delinquent loan inventory. These trends were associated with a range of factors, including slow-moving pipelines of mortgages in some stage of foreclosure and delinquent loans under consideration for loan modifications. Specifically, reduced cure rates were driven by lower borrower self-cures and lower levels of lender loan modifications outside of government-sponsored modification programs. The decline in cure rates was also concentrated in earlier term delinquencies at a level higher than expected or historically experienced. In our U.S. Mortgage Insurance segment, loss mitigation actions that occurred during 2011 resulted in a reduction of expected losses of $567 million.

In 2011, we increased prior year claim reserves related to our long-term care insurance business by $232 million from $3,633 million as of December 31, 2010. We experienced an increase in severity and duration of claims associated with observed loss development, particularly in older issued policies along with refinements to our estimated claim reserves all of which contributed to the reserve increase.

For our other businesses, the remaining unfavorable development in 2011 related to refinements to our estimates as part of our reserving process on both reported and unreported insured events occurring in the prior year that were not significant.

For 2010, the increase in the ending liability for policy and contract claims was primarily related to our long-term care insurance business as a result of the aging of existing claims coupled with emerging claim experience. Our ending liability for policy and contract claims related to our U.S. Mortgage Insurance segment as of December 31, 2010 remained relatively flat as the increase in reserves during the year was largely offset by paid claims.

During 2010, we strengthened reserves by $799 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

In 2010, we increased prior year reserves in our U.S. Mortgage Insurance segment by $514 million from $2,289 million as of December 31, 2009. As part of our reserving methodology, we estimate the number of loans in our delinquent loan inventory that we expect to be rescinded or modified over time as part of our loss mitigation activities, as well as estimates of the number of loans for which coverage may be reinstated under certain conditions following a rescission or modification action. The strengthening of reserves in 2010, particularly in the second half of 2010, related to a more significant decline in expected benefits from our loss mitigation activities than we had estimated at the end of 2009. Underperforming loan servicers and government programs contributed to higher foreclosure levels than expected that resulted in the continued aging of the delinquent loan inventory and thus reduced our benefits related to loan modifications. In our U.S. Mortgage Insurance segment, loss mitigation actions that occurred during 2010 resulted in a reduction of expected losses of $734 million.

In 2010, we increased prior year claim reserves related to our long-term care insurance business by $276 million from $3,138 million as of December 31, 2009. We experienced an increase in severity and duration of claims associated with observed loss development, particularly in older issued policies, along with refinements to our estimated claim reserves all of which contributed to the reserve increase.

For our other businesses, the remaining unfavorable development in 2010 related to refinements to our estimates as part of our reserving process on both reported and unreported insured events occurring in the prior year that were not significant.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans

(12) Employee Benefit Plans

(a) Pension and Retiree Health and Life Insurance Benefit Plans

Essentially all of our employees are enrolled in a qualified defined contribution pension plan. The plan is 100% funded by Genworth. We make annual contributions to each employee’s pension plan account based on the employee’s age, service and eligible pay. Employees are vested in the plan after three years of service. In addition, certain employees also participate in non-qualified defined contribution plans and in qualified and non-qualified defined benefit pension plans. The plan assets, projected benefit obligation and accumulated benefit obligation liabilities of these defined benefit pension plans were not material to our consolidated financial statements individually or in the aggregate. As of December 31, 2012 and 2011, we recorded a liability related to these benefits of $69 million and $58 million, respectively. We recognized a decrease in OCI of $8 million and $17 million in 2012 and 2011, respectively.

We provide retiree health benefits to domestic employees hired prior to January 1, 2005 who meet certain service requirements. Under this plan, retirees over 65 years of age receive a subsidy towards the purchase of a Medigap policy, and retirees under 65 years of age receive medical benefits similar to our employees’ medical benefits. In December 2009, we announced that eligibility for retiree medical benefits will be limited to associates who are within 10 years of retirement eligibility as of January 1, 2010. This resulted in a negative plan amendment which will be amortized over the average future service of the participants. We also provide retiree life and long-term care insurance benefits. The plans are funded as claims are incurred. As of December 31, 2012 and 2011, the accumulated postretirement benefit obligation associated with these benefits was $88 million and $80 million, respectively, which we accrued in other liabilities in the consolidated balance sheets. We recognized a decrease in OCI of $3 million and $2 million in 2012 and 2011, respectively.

Our cost associated with our pension, retiree health and life insurance benefit plans was $28 million, $27 million and $39 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(b) Savings Plans

Our domestic employees participate in qualified and non-qualified defined contribution savings plans that allow employees to contribute a portion of their pay to the plan on a pre-tax basis. We match these contributions, which vest immediately, up to 6% of the employee’s pay. In December 2010, we announced employees hired on or after January 1, 2011 will not vest immediately in Genworth matching contributions but will fully vest after two complete years of service. One option available to employees in the defined contribution savings plan is the ClearCourse® variable annuity option offered by certain of our life insurance subsidiaries. The amount of deposits recorded by our life insurance subsidiaries in 2012 and 2011 in relation to this plan option was $1 million for each year. Employees also have the option of purchasing a fund which invests primarily in Genworth stock as part of the defined contribution plan. Our cost associated with these plans was $20 million, $19 million and $13 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(c) Health and Welfare Benefits for Active Employees

We provide health and welfare benefits to our employees, including health, life, disability, dental and long-term care insurance. Our long-term care insurance is provided through our group long-term care insurance business. The premiums recorded by these businesses related to these benefits were insignificant during 2012, 2011 and 2010.

Borrowings and Other Financings	12 Months Ended
Dec. 31, 2012
Borrowings and Other Financings

(13) Borrowings and Other Financings

(a) Short-Term Borrowings

Commercial Paper Facility

We have a $1.0 billion commercial paper program whereby notes are offered pursuant to an exemption from registration under the Securities Act of 1933 and may have a maturity of up to 364 days from the date of issue. As of December 31, 2012, we have no commercial paper outstanding.

Revolving Credit Facilities

We had two five-year revolving credit facilities of $930 million each, one that matured in May 2012 and the other in August 2012. We did not renew either of these facilities. These facilities had variable interest rates based on one-month London Interbank Offered Rate (“LIBOR”) plus a margin. At the time of maturity, we had no borrowings under either of these facilities and no letters of credit outstanding. Any letters of credit that were previously outstanding under these facilities have been replaced via other arrangements. As of December 31, 2011, we had no borrowings under these facilities; however, we utilized $257 million under these facilities primarily for the issuance of letters of credit for the benefit of one of our life insurance subsidiaries. In June 2010, we repaid $100 million of outstanding borrowings under each of our five-year revolving credit facilities using the net proceeds from our senior notes offering that was completed in June 2010. In November 2010, we repaid $125 million of outstanding borrowings under each of our five-year revolving credit facilities with cash on hand. The remaining outstanding borrowings of $240 million under each of our five-year revolving credit facilities were repaid with net proceeds from our senior notes offering that was completed in November 2010, together with cash on hand.

(b) Long-Term Borrowings

The following table sets forth total long-term borrowings as of December 31:

(Amounts in millions)	2012	2011
5.65% Senior Notes, due 2012 (1)	$—	$222
5.75% Senior Notes, due 2014 (1)	500	600
4.59% Senior Notes, due 2015 (2)	151	147
4.95% Senior Notes, due 2015 (1)	350	350
8.625% Senior Notes, due 2016 (1)	300	300
6.52% Senior Notes, due 2018 (1)	600	600
5.68% Senior Notes, due 2020 (2)	276	270
7.70% Senior Notes, due 2020 (1)	400	400
7.20% Senior Notes, due 2021 (1)	399	399
7.625% Senior Notes, due 2021 (1)	760	400
Floating Rate Junior Notes, due 2021 (3)	145	143
6.50% Senior Notes, due 2034 (1)	297	297
6.15% Junior Notes, due 2066	598	598

Total	$4,776	$4,726

(1)

We have the option to redeem all or a portion of the senior notes at any time with proper notice to the note holders at a price equal to the greater of 100% of principal or the sum of the present value of the remaining scheduled payments of principal and interest discounted at the then-current treasury rate plus an applicable spread.

(2)	Senior notes issued by our majority-owned subsidiary, Genworth MI Canada Inc. (“Genworth Canada”).
(3)	Subordinated floating rate notes issued by our indirect wholly-owned subsidiary, Genworth Financial Mortgage Insurance Pty Limited.

Long-Term Senior Notes

During the fourth quarter of 2012, we completed a tender offer for up to $100 million of our 5.75% senior notes that mature in June 2014. As a result of this tender offer, we repurchased principal of approximately $100 million of these notes, plus accrued interest on the notes repurchased, for a pre-tax loss of $6 million.

We repaid $222 million of our 5.65% senior notes that matured in June 2012 (“2012 Notes”).

In March 2011, we issued senior notes having an aggregate principal amount of $400 million, with an interest rate equal to 7.625% per year payable semi-annually, and maturing in September 2021 (“September 2021 Notes”). The September 2021 Notes are Genworth Holdings’ direct, unsecured obligations and will rank equally in right of payment with all of its existing and future unsecured and unsubordinated obligations. The net proceeds of $397 million from the issuance of the September 2021 Notes were used for general corporate purposes. In March 2012, we issued $350 million aggregate principal amount of additional September 2021 Notes. These September 2021 Notes were issued at a public offering price of 103% of principal amount, with a yield to maturity of 7.184%. The net proceeds of $358 million from the issuance of these new September 2021 Notes were used for general corporate purposes, including increasing liquidity at the Genworth Holdings level.

In December 2010, our majority-owned subsidiary, Genworth Canada, issued CAD$150 million of 4.59% senior notes due 2015. The net proceeds of the offering were used to fund transactions among Genworth Canada and its wholly-owned Canadian subsidiaries. Genworth Canada used the proceeds it received from such transactions for general corporate and investment purposes, and/or to fund a distribution to, or a repurchase of common shares from, Genworth Canada’s shareholders.

In November 2010, we issued senior notes having an aggregate principal amount of $400 million, with an interest rate equal to 7.200% per year payable semi-annually, and maturing in February 2021 (“February 2021 Notes”). The February 2021 Notes are Genworth Holdings’ direct, unsecured obligations and will rank equally in right of payment with all of its existing and future unsecured and unsubordinated obligations. The net proceeds of $396 million from the issuance of the February 2021 Notes, together with cash on hand, were used to repay in full the outstanding borrowings under our two five-year revolving credit facilities.

In June 2010, we issued senior notes having an aggregate principal amount of $400 million, with an interest rate equal to 7.700% per year payable semi-annually, and maturing in June 2020 (“2020 Notes”). The 2020 Notes are Genworth Holdings’ direct, unsecured obligations and will rank equally in right of payment with all of its existing and future unsecured and unsubordinated obligations. The net proceeds of $397 million from the issuance of the 2020 Notes were used to repay $100 million of outstanding borrowings under each of our five-year revolving credit facilities and the remainder of the proceeds were used for general corporate purposes.

In June 2010, our majority-owned subsidiary, Genworth Canada, issued CAD$275 million of 5.68% senior notes due 2020. The net proceeds of the offering were used to fund transactions among Genworth Canada and its Canadian wholly-owned subsidiaries. Genworth Canada used the proceeds it received from such transactions for general corporate and investment purposes and to fund a repurchase of common shares from Genworth Canada’s shareholders.

In December 2009, we issued senior notes having an aggregate principal amount of $300 million, with an interest rate equal to 8.625% per year payable semi-annually, and maturing in December 2016 (“2016 Notes”). The 2016 Notes are Genworth Holdings’ direct, unsecured obligations and will rank equally in right of payment with all of its existing and future unsecured and unsubordinated obligations. The net proceeds of $298 million from the issuance of the 2016 Notes were used for general corporate purposes.

In May 2008, we issued senior notes having an aggregate principal amount of $600 million, with an interest rate equal to 6.515% per year payable semi-annually, and maturing in May 2018 (“2018 Notes”). The 2018 Notes are Genworth Holdings’ direct, unsecured obligations and will rank equally in right of payment with all of its existing and future unsecured and unsubordinated obligations. The net proceeds of $597 million from the issuance of the 2018 Notes were used for general corporate purposes.

In June 2007, we issued the 2012 Notes, which had an aggregate principal amount of $350 million, with an interest rate equal to 5.65% per year payable semi-annually, and matured in June 2012. The 2012 Notes were our direct, unsecured obligations and ranked equally in right of payment with all of our existing and future unsecured and unsubordinated obligations. The net proceeds of $349 million from the issuance of the 2012 Notes were used to partially repay $500 million of our senior notes which matured in June 2007, with the remainder repaid with cash on hand. During 2009, we repurchased $128 million aggregate principal amount of the 2012 Notes, plus accrued interest, for a pre-tax gain of $5 million.

In September 2005, we issued senior notes having an aggregate principal amount of $350 million, with an interest rate equal to 4.95% per year payable semi-annually, and maturing in October 2015 (“2015 Notes”). The 2015 Notes are Genworth Holdings’ direct, unsecured obligations and will rank equally in right of payment with all of its existing and future unsecured and unsubordinated obligations. The net proceeds of $348 million from the issuance of the 2015 Notes were used to reduce our outstanding commercial paper borrowings.

In June 2004, we issued senior notes having an aggregate principal amount of $600 million maturing in 2014 and $300 million maturing in 2034. As a result of hedging arrangements entered into with respect to these securities, our effective interest rates will be 5.51% on the senior notes maturing in 2014 and 6.35% on the senior notes maturing in 2034. These senior notes are direct unsecured obligations and will rank without preference or priority among themselves and equally with all of Genworth Holdings’ existing and future unsecured and unsubordinated obligations.

In June 2001, GEFAHI issued ¥60.0 billion of unsecured senior notes through a public offering at a price of ¥59.9 billion. ¥3.0 billion of the notes were retired during 2004. We entered into arrangements to swap our obligations under these notes to a U.S. dollar obligation with a notional principal amount of $491 million and bearing interest at a rate of 4.84% per annum. We assumed this obligation under these notes in 2004 in connection with our corporation formation and IPO. During the second quarter of 2011, we repaid ¥57.0 billion of senior notes that matured in June 2011, plus accrued and unpaid interest. In addition, the arrangements to swap our obligations under these notes to a U.S. dollar obligation matured. Upon maturity of these swaps, we received $212 million from the derivative counterparty resulting in a net repayment of $491 million of principal related to these notes.

Long-Term Junior Subordinated Notes

In June 2011, our indirect wholly-owned subsidiary, Genworth Financial Mortgage Insurance Pty Limited, issued AUD$140 million of subordinated floating rate notes due 2021 with an interest rate of three-month Bank Bill Swap reference rate plus a margin of 4.75%. Genworth Financial Mortgage Insurance Pty Limited used the proceeds it received from this transaction for general corporate purposes.

In November 2006, we issued fixed-to-floating rate junior notes having an aggregate principal amount of $600 million, with an annual interest rate equal to 6.15% payable semi-annually, until November 15, 2016, at which point the annual interest rate will be equal to the three-month LIBOR plus 2.0025% payable quarterly, until the notes mature in November 2066 (“2066 Notes”). Subject to certain conditions, Genworth Holdings has the right, on one or more occasions, to defer the payment of interest on the 2066 Notes during any period of up to ten years without giving rise to an event of default and without permitting acceleration under the terms of the 2066 Notes. Genworth Holdings will not be required to settle deferred interest payments until it has deferred interest for five years or made a payment of current interest. In the event of our bankruptcy, holders will have a limited claim for deferred interest.

Genworth Holdings may redeem the 2066 Notes on November 15, 2036, the “scheduled redemption date,” but only to the extent that it has received net proceeds from the sale of certain qualifying capital securities. Genworth Holdings may redeem the 2066 Notes (i) in whole or in part, at any time on or after November 15, 2016 at their principal amount plus accrued and unpaid interest to the date of redemption or (ii) in whole or in part, prior to November 15, 2016 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price.

The 2066 Notes will be subordinated to all existing and future senior, subordinated and junior subordinated debt of Genworth Holdings, except for any future debt that by its terms is not superior in right of payment, and will be effectively subordinated to all liabilities of our subsidiaries.

In connection with the issuance of the 2066 Notes, we entered into a Replacement Capital Covenant (the “Replacement Capital Covenant”), whereby we agreed, for the benefit of holders of our 6.5% Senior Notes due 2034, that Genworth Holdings will not repay, redeem or repurchase the 2066 Notes on or before November 15, 2046, unless such repayment, redemption or repurchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the other terms and conditions set forth in the Replacement Capital Covenant.

Mandatorily Redeemable Preferred Stock

As part of our corporate formation, we issued 5.25% Series A Preferred Stock (“Series A Preferred Stock”) to GEFAHI. GEFAHI sold all of our Series A Preferred Stock in a public offering concurrent with our IPO. During August 2010, we repurchased 120,000 shares of our Series A Preferred Stock for $6 million. On June 1, 2011, we redeemed all the remaining outstanding shares of our Series A Preferred Stock at a price of $50 per share, plus unpaid dividends accrued to the date of redemption, for $57 million.

Dividends on the Series A Preferred Stock were fixed at an annual rate equal to 5.25% of the sum of (1) the stated liquidation value of $50 per share plus (2) accumulated and unpaid dividends. Dividends were payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year. For the years ended December 31, 2011 and 2010, we paid dividends of $2 million and $3 million, respectively, which were recorded as interest expense in the consolidated statements of income.

(c) Non-Recourse Funding Obligations

We issued non-recourse funding obligations in connection with our capital management strategy related to our term and universal life insurance products.

The following table sets forth the non-recourse funding obligations (surplus notes) of our wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

(Amounts in millions)
Issuance	2012	2011
River Lake Insurance Company (a), due 2033	$570	$570
River Lake Insurance Company (b), due 2033	489	500
River Lake Insurance Company II (a), due 2035	192	192
River Lake Insurance Company II (b), due 2035	500	520
River Lake Insurance Company III (a), due 2036	—	411
River Lake Insurance Company III (b), due 2036	—	240
River Lake Insurance Company IV Limited (b) , due 2028	—	508
Rivermont Insurance Company I (a), due 2050	315	315

Total	$2,066	$3,256

(a)	Accrual of interest based on one-month LIBOR that resets every 28 days plus a fixed margin.
(b)	Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

The floating rate notes have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. We have provided a limited guarantee to Rivermont Insurance Company (“Rivermont I”), where under adverse interest rate, mortality or lapse scenarios (or combination thereof), we may be required to provide additional funds to Rivermont I. Genworth Life and Annuity Insurance Company, our wholly-owned subsidiary, has agreed to indemnify the issuers and the third-party insurer for certain limited costs related to the issuance of these obligations.

Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for non-payment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

During 2012, River Lake Insurance Company, our indirect wholly-owned subsidiary, repaid $11 million of its total outstanding floating rate subordinated notes due in 2033.

In December 2012, we acquired $20 million of non-recourse funding obligations issued by River Lake Insurance Company II (“River Lake II”), our indirect wholly-owned subsidiary, resulting in a U.S. GAAP after-tax gain of $4 million. We accounted for these transactions as redemptions of our non-recourse funding obligations.

On March 26, 2012, River Lake Insurance Company IV Limited (“River Lake IV”) repaid $3 million of its total outstanding $8 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments. During the three months ended September 30, 2012, as part of a life block transaction, we acquired $270 million of non-recourse funding obligations issued by River Lake IV, which were accounted for as redemptions of our non-recourse funding obligations and resulted in a U.S. GAAP after-tax gain of approximately $21 million. The life block transaction also resulted in higher after-tax DAC amortization of $25 million reflecting loss recognition associated with a third-party reinsurance treaty plus additional expenses. The combined transactions resulted in a U.S. GAAP after-tax loss of $6 million in the three months ended September 30, 2012 which was included in our U.S. Life Insurance segment. In December 2012, we repaid the remaining outstanding non-recourse funding obligations issued by River Lake IV of $235 million.

In January 2012, as part of a life block transaction, we acquired $475 million of our non-recourse funding obligations issued by River Lake Insurance Company III (“River Lake III”), our indirect wholly-owned subsidiary, which were accounted for as redemptions of our non-recourse funding obligations and resulted in a U.S. GAAP after-tax gain of approximately $52 million. In connection with the life block transaction, we ceded certain term life insurance policies to a third-party reinsurer resulting in a U.S. GAAP after-tax loss, net of DAC amortization, of $93 million. The combined transactions resulted in a U.S. GAAP after-tax loss of approximately $41 million in the three months ended March 31, 2012 which was included in our U.S. Life Insurance segment. In February and March 2012, we repaid the remaining outstanding non-recourse funding obligations issued by River Lake III of $176 million.

During 2011, we acquired $175 million aggregate principal amount of notes issued by River Lake II, River Lake III and River Lake IV secured by our non-recourse funding obligations, plus accrued interest, for a pre-tax gain of $48 million. We accounted for these transactions as redemptions of our non-recourse funding obligations.

On March 25, 2011, River Lake IV repaid $6 million of its total outstanding $22 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments. On March 25, 2010, River Lake IV repaid $6 million of its total outstanding $28 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments.

The weighted-average interest rates on the non-recourse funding obligations as of December 31, 2012 and 2011 were 1.54% and 1.41%, respectively.

(d) Liquidity

Principal amounts under our long-term borrowings (including senior notes) and non-recourse funding obligations by maturity were as follows as of December 31, 2012:

(Amounts in millions)	Amount
2013	$—
2014	500
2015	501
2016	300
2017 and thereafter (1)	5,538

Total	$6,839

(1)	Repayment of $2.1 billion of our non-recourse funding obligations requires regulatory approval.

Our liquidity requirements are principally met through cash flows from operations.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

(14) Income Taxes

Income (loss) from continuing operations before income taxes included the following components for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Domestic	$(73)	$(690)	$(915)
Foreign	679	820	772

Income (loss) from continuing operations before income taxes	$606	$130	$(143)

The total provision (benefit) for income taxes was as follows for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Current federal income taxes	$(68)	$(4)	$(122)
Deferred federal income taxes	36	(251)	(368)

Total federal income taxes	(32)	(255)	(490)

Current state income taxes	(16)	5	(11)
Deferred state income taxes	(9)	(8)	(2)

Total state income taxes	(25)	(3)	(13)

Current foreign income taxes	138	329	191
Deferred foreign income taxes	57	(82)	33

Total foreign income taxes	195	247	224

Total provision (benefit) for income taxes	$138	$(11)	$(279)

Our current income tax receivable was $99 million as of December 31, 2012 and our current income tax payable was $134 million as of December 31, 2011.

The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

(Amounts in millions)	2012		2011		2010
Income (loss) from continuing operations before income taxes	$606		$130		$(143)

Statutory U.S. federal income tax rate	$212	35.0%	$46	35.0%	$(50)	35.0%
Increase (reduction) in rate resulting from:
State income tax, net of federal income tax effect	(16)	(2.7)	(1)	(1.1)	(7)	4.7
Benefit on tax favored investments	(9)	(1.4)	(26)	(20.3)	(32)	22.7
Effect of foreign operations	(66)	(10.9)	(48)	(36.7)	(88)	61.4
Interest on uncertain tax positions	(3)	(0.6)	—	(0.1)	(6)	4.5
Non-deductible expenses	3	0.5	(1)	(0.5)	3	(1.9)
Non-deductible goodwill related to sale of subsidiary	—	—	16	12.4	—	—
Non-deductible goodwill	19	3.1	—	—	—	—
Tax benefits related to separation from our former parent	—	—	—	—	(106)	74.5
Other, net	(2)	(0.2)	3	2.8	7	(5.8)

Effective rate	$138	22.8%	$(11)	(8.5)%	$(279)	195.1%

For the year ended December 31, 2012, the increase in the effective tax rate was primarily attributable to lower tax favored investments in 2012, the proportion of lower taxed foreign income to pre-tax earnings in 2012 compared to 2011 and a goodwill impairment in 2012, partially offset by the sale of a subsidiary in 2011.

For the year ended December 31, 2011, the increase in the effective tax rate was primarily due to changes in uncertain tax benefits related to our 2004 separation from our former parent, GE. At the time of the separation, we made certain joint tax elections and realized certain tax benefits. During the first quarter of 2010, the Internal Revenue Service (“IRS”) completed an examination of GE’s 2004 tax return, including these tax impacts. Therefore, $106 million of previously uncertain tax benefits related to separation became certain and we recognized those in the first quarter of 2010. Additionally, we recorded $23 million as additional paid-in capital related to our 2004 separation.

The components of the net deferred income tax liability were as follows as of December 31:

(Amounts in millions)	2012	2011
Assets:
Investments	$453	$584
Foreign tax credit carryforwards	243	120
Accrued commission and general expenses	252	230
Net operating loss carryforwards	1,732	1,758
Other	303	194

Gross deferred income tax assets	2,983	2,886
Valuation allowance	(268)	(234)

Total deferred income tax assets	2,715	2,652

Liabilities:
Net unrealized gains on investment securities	1,380	761
Net unrealized gains on derivatives	152	214
Insurance reserves	1,250	1,161
DAC	1,177	1,127
PVFP and other intangibles	43	23
Other	220	177

Total deferred income tax liabilities	4,222	3,463

Net deferred income tax liability	$1,507	$811

The above valuation allowances of $268 million and $234 million, respectively, related to state deferred tax assets and foreign net operating losses as of December 31, 2012 and 2011, respectively. The state deferred tax assets related primarily to the future deductions associated with the Section 338 elections and non-insurance net operating loss (“NOL”) carryforwards. Based on our analysis, we believe it is more likely than not that the results of future operations and the implementations of tax planning strategies will generate sufficient taxable income to enable us to realize the deferred tax assets for which we have not established valuation allowances.

NOL carryforwards amounted to $4,977 million as of December 31, 2012, and, if unused, will expire beginning in 2025. Foreign tax credit carryforwards amounted to $243 million as of December 31, 2012, and, if unused will expire in 2015. The benefits of the NOL and foreign tax credit carryforwards have been recognized in our consolidated financial statements, except to the extent of the valuation allowances described above relating to state and foreign taxes.

As a consequence of our separation from GE, and our joint election with GE to treat that separation as an asset sale under Section 338 of the Internal Revenue Code, we became entitled to additional tax deductions in post-IPO periods. As of December 31, 2012 and 2011, we have recorded in our consolidated balance sheets our estimates of the remaining deferred tax benefits associated with these deductions of $599 million. We are obligated, pursuant to our Tax Matters Agreement with GE, to make fixed payments to GE, over the next 11 years, on an after-tax basis and subject to a cumulative maximum of $640 million, which is 80% of the projected tax savings associated with the Section 338 deductions. We recorded net interest expense of $17 million, $18 million and $17 million for the years ended December 31, 2012, 2011 and 2010, respectively, reflecting accretion of our liability at the Tax Matters Agreement rate of 5.72%. As of December 31, 2012 and 2011, we have recorded the estimated present value of our remaining obligation to GE of $279 million and $310 million, respectively, as a liability in our consolidated balance sheets. Both our IPO-related deferred tax assets and our obligation to GE are estimates that are subject to change.

In 2012, we adjusted our deferred tax liability by $36 million with an offset to additional paid-in capital related to an unsupported tax balance that arose prior to our IPO.

U.S. deferred income taxes are not provided on unremitted foreign income that is considered permanently reinvested, which as of December 31, 2012, amounted to approximately $2,959 million. It is not practicable to determine the income tax liability that might be incurred if all such income was remitted to the United States. Our international businesses held cash and short-term investments of $439 million related to the unremitted earnings of foreign operations considered to be permanently reinvested as of December 31, 2012.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

(Amounts in millions)	2012	2011	2010
Balance as of January 1	$226	$193	$285
Tax positions related to the current period:
Gross additions	14	19	23
Gross reductions	—	—	(14)
Tax positions related to the prior years:
Gross additions	—	28	69
Gross reductions	(131)	(14)	(159)
Settlements	(54)	—	(11)

Balance as of December 31	$55	$226	$193

The total amount of unrecognized tax benefits was $55 million as of December 31, 2012, of which $40 million, if recognized, would affect the effective rate on continuing operations. These unrecognized tax benefits included the impact of foreign currency translation from our international operations.

We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. We recorded $5 million benefits related to interest and penalties during 2012 and no benefits during 2011. We recorded $9 million of benefits for interest and penalties during 2010. We had approximately $4 million and $9 million of interest and penalties accrued as of December 31, 2012 and 2011, respectively.

For tax years prior to 2011, we filed U.S. separate non-life consolidated, life consolidated Federal income tax returns, several separate non-life and life returns and various state and local tax returns. For tax years beginning in 2011 and thereafter, we have elected to file a life/non-life consolidated return for U.S. federal income tax purposes. With possible exceptions, we are no longer subject to U.S. Federal tax examinations for years through 2006. Any exposure with respect to these pre-2006 years has been sufficiently recorded in the financial statements. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. Federal examinations. For our non-life companies, all tax years prior to 2009 are closed to examination. The IRS has recently submitted a revenue agent’s report (“RAR”) with respect to its completion of its review of our 2007 to 2008 life consolidated U.S. income tax returns. The RAR includes disagreed issues which have been timely protested; based on certain developments with the IRS’s Large Business & International division, we understand that the IRS examination team is in the process of conceding such disagreed issues and a revised RAR is forthcoming. Several of our companies were included in a consolidated return with our former parent, GE, for pre-2005 tax years before our IPO. The IRS completed its examination of these GE consolidated returns in 2010, and the appropriate adjustments under the Tax Matters Agreement and other tax sharing arrangements with GE were settled and finalized during the year ended December 31, 2012. We are also responsible for any tax liability of any separate U.S. Federal and state life insurance pre-disposition period returns of former life insurance subsidiaries sold to Aetna, Inc. on October 1, 2011. With respect to our foreign affiliates, the U.K. tax authority (HM Revenue and Customs) is currently reviewing income tax returns for 2010 and later years.

We believe it is reasonably possible that in 2013 as a result of our open audits and appeals, up to approximately $25 million of unrecognized tax benefits will be recognized. These tax benefits are related to certain life insurance deductions in the United States and Australia.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information

(15) Supplemental Cash Flow Information

Net cash paid for taxes was $287 million, $194 million and $253 million and cash paid for interest was $465 million, $444 million and $378 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The following table details non-cash items for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Supplemental schedule of non-cash investing and financing activities:
Change in collateral for securities lending transactions	$—	$(285)	$(41)

Total non-cash transactions	$—	$(285)	$(41)

Prior to the second quarter of 2011, we recorded non-cash collateral related to the securities lending program in Canada in other invested assets with a corresponding liability in other liabilities representing our obligation to return the non-cash collateral. Since we do not have rights to sell or pledge the non-cash collateral, we determined the gross presentation of these amounts were not required and changed our presentation of these amounts, resulting in the reduction of the non-cash collateral balance during the year ended December 31, 2011.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation

(16) Stock-Based Compensation

Prior to May 2012, we granted share-based awards to employees and directors, including stock options, stock appreciation rights (“SARs”), restricted stock units (“RSUs”) and deferred stock units (“DSUs”) under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan (the “2004 Omnibus Incentive Plan”). In May 2012, the 2012 Genworth Financial, Inc. Omnibus Incentive Plan (the “2012 Omnibus Incentive Plan,” together with the 2004 Omnibus Incentive Plan, the “Omnibus Incentive Plans”) was approved by stockholders. Under the 2012 Omnibus Incentive Plan, we are authorized to grant 16 million equity awards, plus a number of additional shares not to exceed 25 million underlying awards outstanding under the prior Plan. From and after May 2012, no further awards have been or will be granted under the 2004 Omnibus Incentive Plan and the 2004 Omnibus Incentive Plan will remain in effect only as long as awards granted thereunder remain outstanding.

We recorded stock-based compensation expense under the Omnibus Incentive Plans of $23 million, $32 million and $40 million, respectively, for the years ended December 31, 2012, 2011 and 2010. For awards issued prior to January 1, 2006, stock-based compensation expense was recognized on a graded vesting attribution method over the awards’ respective vesting schedule. For awards issued after January 1, 2006, stock-based compensation expense was recognized evenly on a straight-line attribution method over the awards’ respective vesting period.

For purposes of determining the fair value of stock-based payment awards on the date of grant, we typically use the Black-Scholes Model. The Black-Scholes Model requires the input of certain assumptions that involve judgment. Management periodically evaluates the assumptions and methodologies used to calculate fair value of share-based compensation. Circumstances may change and additional data may become available over time, which could result in changes to these assumptions and methodologies.

The following table contains the stock option and SAR weighted-average grant date fair value information and related valuation assumptions, excluding exchanged grants and performance-accelerated options described further below, for the years ended December 31:

	Stock Options and SARs
	2012	2011	2010
Awards granted (in thousands)	5,085	2,730	3,240
Maximum share value at exercise of SARs	$75.00	$75.00	$—
Fair value per options and SARs	$2.34	$3.19	$10.48
Valuation assumptions:
Expected term (years)	6.0	6.0	6.0
Expected volatility	100.7%	95.3%	92.8%
Expected dividend yield	0.5%	0.5%	0.5%
Risk-free interest rate	1.1%	2.9%	2.9%

During 2012 and 2011, we granted SARs with exercise prices ranging from $4.48 to $8.88 and $5.84 to $12.75, respectively. These SARs have a feature that places a cap on the amount of gain that can be recognized upon exercise of the SARs. Specifically, if the price of our Class A Common Stock reaches $75.00, any vested portion of the SAR will be automatically exercised. During 2011, we granted stock options with exercise prices ranging from $12.75 to $13.50. The stock option and SAR grant prices equaled the closing market prices of our Class A Common Stock on the date of grant and the awards have an exercise term of 10 years. The stock options and SARs granted in 2012 and 2011 have average vesting periods of four years in annual increments commencing on the first anniversary of the grant date. Additionally, during 2012 and 2011, we issued RSUs with average restriction periods of four years and a fair value of $4.48 to $9.10 and $5.84 to $13.50, respectively, which were measured at the market price of a share of our Class A Common Stock on the grant date.

For purposes of determining the fair value of 1.4 million shares of performance-accelerated SARs and 0.2 million shares of performance-accelerated non-qualified options that were issued in August 2009, we used the Monte-Carlo Simulation. Monte-Carlo Simulation is a technique used to simulate future stock price movements in order to determine the fair value due to unique vesting and exercising provisions. The performance-accelerated SARs and options grant date fair value was $5.28 and were fully amortized over a 1.4 year derived service period. The performance-accelerated SARs and options vest on the fourth anniversary of the grant date but are subject to earlier vesting in one-third increments based on the closing price of our Class A Common Stock exceeding certain specified amounts ($12.00, $16.00 and $20.00, respectively) for 20 consecutive trading days. Based on the closing price of our Class A Common Stock, the first two tranches at $12.00 and $16.00 vested in 2010.

The following table summarizes stock option activity as of December 31, 2012 and 2011:

(Shares in thousands)	Shares subject to option	Weighted- average exercise price
Balance as of January 1, 2011	9,654	$13.23
Granted	34	$13.08
Exercised	(404)	$3.82
Forfeited	(1,319)	$19.28
Expired	—	$—

Balance as of January 1, 2012	7,965	$12.70
Exercised	(311)	$2.79
Forfeited	(1,545)	$18.40
Expired	—	$—

Balance as of December 31, 2012	6,109	$11.77

Exercisable as of December 31, 2012	5,225	$11.49

The following table summarizes information about stock options outstanding as of December 31, 2012:

	Outstanding			Exercisable
Exercise price range	Shares in thousands	Average life (1)	Average exercise price	Shares in thousands	Average exercise price
$2.00 – $2.46 (2)	1,074	5.92	$2.45	1,074	$2.45
$5.30 – $7.80 (2)	2,021	2.96	$7.78	1,897	$7.78
$9.10 – $14.18	1,636	6.81	$14.15	896	$14.15
$14.92 – $19.71	852	1.54	$19.42	846	$19.43
$20.14 – $34.13	526	2.82	$26.27	512	$26.37

	6,109		$11.77	5,225	$11.49

(1)	Average contractual life remaining in years.
(2)	These shares have an aggregate intrinsic value for total options and exercisable options of $5 million each.

The following table summarizes the status of our other equity-based awards as of December 31, 2012 and 2011:

	RSUs		DSUs		SARs
(Awards in thousands)	Number of awards	Weighted- average grant date fair value	Number of awards	Weighted- average fair value	Number of awards	Weighted- average grant date fair value
Balance as of January 1, 2011	2,842	$18.52	499	$10.26	8,819	$7.44
Granted	955	$12.55	158	$8.06	2,696	$3.11
Exercised	(987)	$17.54	(119)	$3.02	(95)	$1.28
Terminated	(278)	$18.10	—	$—	(946)	$7.02

Balance as of January 1, 2012	2,532	$16.65	538	$9.46	10,474	$6.42
Granted	1,087	$8.22	162	$6.47	5,085	$2.34
Exercised	(1,103)	$14.16	(10)	$2.14	(51)	$1.28
Terminated	(236)	$17.97	—	$—	(5,149)	$6.52

Balance as of December 31, 2012	2,280	$12.97	690	$8.74	10,359	$4.44

As of December 31, 2012 and 2011, total unrecognized stock-based compensation expense related to non-vested awards not yet recognized was $32 million and $49 million, respectively. This expense is expected to be recognized over a weighted-average period of two years.

There was $1 million and $2 million in cash received from stock options exercised in 2012 and 2011, respectively. New shares were issued to settle all exercised awards. The actual tax benefit realized for the tax deductions from the exercise of share-based awards was $3 million and $6 million as of December 31, 2012 and 2011, respectively.

In connection with the initial public offering of Genworth Canada in July 2009, our indirect subsidiary, Genworth Canada, granted stock options and other equity-based awards to its Canadian employees. As of December 31, 2012, Genworth Canada had outstanding 1,027,130 of stock options and 142,972 of RSUs and performance stock units (“PSUs”) and 34,412 of DSUs, all of which were vested. As of December 31, 2011, Genworth Canada had outstanding 1,152,450 of stock options and 140,940 of RSUs and PSUs and 20,437 of DSUs, all of which were vested. For the years ended December 31, 2012 and 2010, we recorded stock-based compensation expense of $3 million and $4 million, respectively. For the year ended December 31, 2011, we recorded a benefit from stock-based compensation of $1 million. For the years ended December 31, 2012, 2011 and 2010, we estimated total unrecognized expense of $1 million, $1 million and $4 million, respectively, related to these awards. See note 23 for additional information regarding the initial public offering of Genworth Canada.

Fair Value of Financial Instruments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Fair Value of Financial Instruments

(6) Fair Value of Financial Instruments

Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value. Such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative instruments. Other financial assets and liabilities—those not carried at fair value—are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

The basis on which we estimate fair value is as follows:

Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

Restricted commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

Other invested assets. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the related instrument. Primarily represents short-term investments and limited partnerships accounted for under the cost method. The fair value of short-term investments typically does not include significant unobservable inputs and approximate our amortized cost basis. As a result, short-term investments are classified as Level 2. Cost method limited partnerships typically include significant unobservable inputs as a result of being relatively illiquid with limited market activity for similar instruments and are classified as Level 3.

Long-term borrowings. We utilize available market data when determining fair value of long-term borrowings issued in the U.S. and Canada, which includes data on recent trades for the same or similar financial instruments. Accordingly, these instruments are classified as Level 2 measurements. In cases where market data is not available such as our Australian borrowings, we use broker quotes for which we consider the valuation methodology utilized by the third party, but the valuation typically includes significant unobservable inputs. Accordingly, we classify these borrowings where fair value is based on our consideration of broker quotes as Level 3 measurements.

Non-recourse funding obligations. We use an internal model to determine fair value using the current floating rate coupon and expected life/final maturity of the instrument discounted using the floating rate index and current market spread assumption, which is estimated based on recent transactions for these instruments or similar instruments as well as other market information or broker provided data. Given these instruments are private and very little market activity exists, our current market spread assumption is considered to have significant unobservable inputs in calculating fair value and, therefore, results in the fair value of these instruments being classified as Level 3.

Borrowings related to securitization entities. Based on market quotes or comparable market transactions. Some of these borrowings are publicly traded debt securities and are classified as Level 2. Certain borrowings are not publicly traded and are classified as Level 3.

Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products. Given the significant unobservable inputs associated with policyholder behavior and current market rate assumptions used to discount the expected future cash flows, we classify these instruments as Level 3 except for certain funding agreement-backed notes that are traded in the marketplace as a security and are classified as Level 2.

The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of the dates indicated:

	March 31, 2013
	Notional amount		Carrying amount	Fair value
(Amounts in millions)				Total	Level 1	Level 2	Level 3
Assets:
Commercial mortgage loans		$(1)	$5,866	$6,399	$—	$—	$6,399
Restricted commercial mortgage loans		(1)	324	371	—	—	371
Other invested assets		(1)	419	431	—	307	124
Liabilities:
Long-term borrowings		(1)	4,766	5,246	—	5,095	151
Non-recourse funding obligations		(1)	2,062	1,468	—	—	1,468
Borrowings related to securitization entities		(1)	258	285	—	223	62
Investment contracts		(1)	17,815	18,926	—	906	18,020
Other firm commitments:
Commitments to fund limited partnerships	64		—	—	—	—	—
Ordinary course of business lending commitments	60		—	—	—	—	—

	December 31, 2012
	Notional amount		Carrying amount	Fair value
(Amounts in millions)				Total	Level 1	Level 2	Level 3
Assets:
Commercial mortgage loans		$(1)	$5,872	$6,378	$—	$—	$6,378
Restricted commercial mortgage loans		(1)	341	389	—	—	389
Other invested assets		(1)	380	389	—	265	124
Liabilities:
Long-term borrowings		(1)	4,776	4,950	—	4,800	150
Non-recourse funding obligations		(1)	2,066	1,462	—	—	1,462
Borrowings related to securitization entities		(1)	274	303	—	238	65
Investment contracts		(1)	18,280	19,526	—	1,009	18,517
Other firm commitments:
Commitments to fund limited partnerships	64		—	—	—	—	—
Ordinary course of business lending commitments	44		—	—	—	—	—

(1)	These financial instruments do not have notional amounts.

Recurring Fair Value Measurements

We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

Fixed maturity, equity and trading securities

The valuations of fixed maturity, equity and trading securities are determined using a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information.

We utilize certain third-party data providers when determining fair value. We consider information obtained from third-party pricing services (“pricing services”) as well as third-party broker provided prices, or broker quotes, in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by pricing services and broker quotes, management determines the fair value of our investment securities after considering all relevant and available information. We also use various methods to obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received, including an understanding of the assumptions and inputs utilized to determine the appropriate fair value. For pricing services, we analyze the prices provided by our primary pricing services to other readily available pricing services and perform a detailed review of the assumptions and inputs from each pricing service to determine the appropriate fair value when pricing differences exceed certain thresholds. We also evaluate changes in fair value that are greater than 10% each month to further aid in our review of the accuracy of fair value measurements and our understanding of changes in fair value, with more detailed reviews performed by the asset managers responsible for the related asset class associated with the security being reviewed.

In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quotes valuation is available, we determine fair value using internal models.

For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs, which would result in the valuation being classified as Level 3.

For private fixed maturity securities, we utilize an internal model to determine fair value and utilize public bond spreads by sector, rating and maturity to develop the market rate that would be utilized for a similar public bond. We then add an additional premium, which represents an unobservable input, to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. In certain instances, we utilize price caps for securities where the estimated market yield results in a valuation that may exceed the amount that would be received in a market transaction. We assign each security an internal rating to determine the appropriate public bond spread that should be utilized in the valuation. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds, any price caps utilized and whether external ratings are available for our private placement to determine whether the spreads utilized would be considered observable inputs. During the second quarter of 2012, we began classifying private securities without an external rating as Level 3. In general, increases (decreases) in credit spreads will decrease (increase) the fair value for our fixed maturity securities. To determine the significance of unobservable inputs, we calculate the impact on the valuation from the unobservable input and will classify a security as Level 3 when the impact on the valuation exceeds 10%.

For broker quotes, we consider the valuation methodology utilized by the third party, but the valuation typically includes significant unobservable inputs. Accordingly, we classify the securities where fair value is based on our consideration of broker quotes as Level 3 measurements.

For remaining securities priced using internal models, we maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

The following tables summarize the primary sources of data considered when determining fair value of each class of fixed maturity securities as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Total	Level 1	Level 2	Level 3
U.S. government, agencies and government-sponsored enterprises:
Pricing services	$5,376	$—	$5,376	$—
Internal models	5	—	—	5

Total U.S. government, agencies and government-sponsored enterprises	5,381	—	5,376	5

Tax-exempt:
Pricing services	270	—	270	—

Total tax-exempt	270	—	270	—

Government—non-U.S.:
Pricing services	2,337	—	2,337	—
Internal models	8	—	—	8

Total government—non-U.S.	2,345	—	2,337	8

U.S. corporate:
Pricing services	22,984	—	22,984	—
Broker quotes	176	—	—	176
Internal models	2,776	—	308	2,468

Total U.S. corporate	25,936	—	23,292	2,644

Corporate—non-U.S.:
Pricing services	13,341	—	13,341	—
Broker quotes	155	—	—	155
Internal models	2,044	—	229	1,815

Total corporate—non-U.S.	15,540	—	13,570	1,970

Residential mortgage-backed:
Pricing services	5,812	—	5,812	—
Broker quotes	73	—	—	73
Internal models	57	—	—	57

Total residential mortgage-backed	5,942	—	5,812	130

Commercial mortgage-backed:
Pricing services	3,030	—	3,030	—
Broker quotes	9	—	—	9
Internal models	17	—	—	17

Total commercial mortgage-backed	3,056	—	3,030	26

Other asset-backed:
Pricing services	1,659	—	1,659	—
Broker quotes	917	—	—	917
Internal models	36	—	2	34

Total other asset-backed	2,612	—	1,661	951

Total fixed maturity securities	$61,082	$—	$55,348	$5,734

	December 31, 2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
U.S. government, agencies and government-sponsored enterprises:
Pricing services	$5,482	$—	$5,482	$—
Internal models	9	—	—	9

Total U.S. government, agencies and government-sponsored enterprises	5,491	—	5,482	9

Tax-exempt:
Pricing services	294	—	294	—

Total tax-exempt	294	—	294	—

Government—non-U.S.:
Pricing services	2,413	—	2,413	—
Internal models	9	—	—	9

Total government—non-U.S.	2,422	—	2,413	9

U.S. corporate:
Pricing services	23,113	—	23,113	—
Broker quotes	121	—	—	121
Internal models	2,871	—	309	2,562

Total U.S. corporate	26,105	—	23,422	2,683

Corporate—non-U.S.:
Pricing services	13,635	—	13,635	—
Broker quotes	75	—	—	75
Internal models	2,082	—	174	1,908

Total corporate—non-U.S.	15,792	—	13,809	1,983

Residential mortgage-backed:
Pricing services	5,924	—	5,924	—
Broker quotes	98	—	—	98
Internal models	59	—	—	59

Total residential mortgage-backed	6,081	—	5,924	157

Commercial mortgage-backed:
Pricing services	3,298	—	3,298	—
Broker quotes	18	—	—	18
Internal models	17	—	—	17

Total commercial mortgage-backed	3,333	—	3,298	35

Other asset-backed:
Pricing services	1,776	—	1,776	—
Broker quotes	829	—	—	829
Internal models	38	—	3	35

Total other asset-backed	2,643	—	1,779	864

Total fixed maturity securities	$62,161	$—	$56,421	$5,740

The following tables summarize the primary sources of data considered when determining fair value of equity securities as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$398	$395	$3	$—
Broker quotes	3	—	—	3
Internal models	89	—	—	89

Total equity securities	$490	$395	$3	$92

	December 31, 2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$419	$417	$2	$—
Broker quotes	3	—	—	3
Internal models	96	—	—	96

Total equity securities	$518	$417	$2	$99

The following tables summarize the primary sources of data considered when determining fair value of trading securities as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$401	$—	$401	$—
Broker quotes	67	—	—	67

Total trading securities	$468	$—	$401	$67

	December 31, 2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$480	$—	$480	$—
Broker quotes	76	—	—	76

Total trading securities	$556	$—	$480	$76

Restricted other invested assets related to securitization entities

We have trading securities related to securitization entities that are classified as restricted other invested assets and are carried at fair value. The trading securities represent asset-backed securities. The valuation for trading securities is determined using a market approach and/or an income approach depending on the availability of information. For certain highly rated asset-backed securities, there is observable market information for transactions of the same or similar instruments, which is provided to us by a third-party pricing service and is classified as Level 2. For certain securities that are not actively traded, we determine fair value after considering third-party broker provided prices or discounted expected cash flows using current yields for similar securities and classify these valuations as Level 3.

Securities lending and derivative counterparty collateral

The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. We determine fair value after considering prices obtained by third-party pricing services.

Contingent consideration

We have certain contingent purchase price payments and receivables related to acquisitions and sales that are recorded at fair value each period. Fair value is determined using an income approach whereby we project the expected performance of the business and compare our projections of the relevant performance metric to the thresholds established in the purchase or sale agreement to determine our expected payments or receipts. We then discount these expected amounts to calculate the fair value as of the valuation date. We evaluate the underlying projections used in determining fair value each period and update these underlying projections when there have been significant changes in our expectations of the future business performance. The inputs used to determine the discount rate and expected payments or receipts are primarily based on significant unobservable inputs and result in the fair value of the contingent consideration being classified as Level 3. An increase in the discount rate or a decrease in expected payments or receipts will result in a decrease in the fair value of contingent consideration.

Separate account assets

The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

Derivatives

We consider counterparty collateral arrangements and rights of set-off when evaluating our net credit risk exposure to our derivative counterparties. Accordingly, we are permitted to include consideration of these arrangements when determining whether any incremental adjustment should be made for both the counterparty’s and our non-performance risk in measuring fair value for our derivative instruments. As a result of these counterparty arrangements, we determined that any adjustment for credit risk would not be material and we do not record any incremental adjustment for our non-performance risk or the non-performance risk of the derivative counterparty for our derivative assets or liabilities. We determine fair value for our derivatives using an income approach with internal models based on relevant market inputs for each derivative instrument. We also compare the fair value determined using our internal model to the valuations provided by our derivative counterparties with any significant differences or changes in valuation being evaluated further by our derivatives professionals that are familiar with the instrument and market inputs used in the valuation.

Interest rate swaps. The valuation of interest rate swaps is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2. For certain interest rate swaps, the inputs into the valuation also include the total returns of certain bonds that would primarily be considered an observable input and result in the derivative being classified as Level 2. For certain other swaps, there are features that provide an option to the counterparty to terminate the swap at specified dates. The interest rate volatility input used to value these options would be considered a significant unobservable input and results in the fair value measurement of the derivative being classified as Level 3. These options to terminate the swap by the counterparty are based on forward interest rate swap curves and volatility. As interest rate volatility increases, our valuation of the derivative changes unfavorably.

Interest rate swaps related to securitization entities. The valuation of interest rate swaps related to securitization entities is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2.

Inflation indexed swaps. The valuation of inflation indexed swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve, the current consumer price index and the forward consumer price index curve, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

Foreign currency swaps. The valuation of foreign currency swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and foreign currency exchange rates, both of which are considered an observable input, and results in the derivative being classified as Level 2.

Credit default swaps. We have both single name credit default swaps and index tranche credit default swaps. For single name credit default swaps, we utilize an income approach to determine fair value based on using current market information for the credit spreads of the reference entity, which is considered observable inputs based on the reference entities of our derivatives and results in these derivatives being classified as Level 2. For index tranche credit default swaps, we utilize an income approach that utilizes current market information related to credit spreads and expected defaults and losses associated with the reference entities that comprise the respective index associated with each derivative. There are significant unobservable inputs associated with the timing and amount of losses from the reference entities as well as the timing or amount of losses, if any, that will be absorbed by our tranche. Accordingly, the index tranche credit default swaps are classified as Level 3. As credit spreads widen for the underlying issuers comprising the index, the change in our valuation of these credit default swaps will be unfavorable.

Credit default swaps related to securitization entities. Credit default swaps related to securitization entities represent customized index tranche credit default swaps and are valued using a similar methodology as described above for index tranche credit default swaps. We determine fair value of these credit default swaps after considering both the valuation methodology described above as well as the valuation provided by the derivative counterparty. In addition to the valuation methodology and inputs described for index tranche credit default swaps, these customized credit default swaps contain a feature that permits the securitization entity to provide the par value of underlying assets in the securitization entity to settle any losses under the credit default swap. The valuation of this settlement feature is dependent upon the valuation of the underlying assets and the timing and amount of any expected loss on the credit default swap, which is considered a significant unobservable input. Accordingly, these customized index tranche credit default swaps related to securitization entities are classified as Level 3. As credit spreads widen for the underlying issuers comprising the customized index, the change in our valuation of these credit default swaps will be unfavorable.

Equity index options. We have equity index options associated with various equity indices. The valuation of equity index options is determined using an income approach. The primary inputs into the valuation represent forward interest rate volatility and time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3. As equity index volatility increases, our valuation of these options changes favorably.

Financial futures. The fair value of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1. The period end valuation is zero as a result of settling the margins on these contracts on a daily basis.

Equity return swaps. The valuation of equity return swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and underlying equity index values, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

Forward bond purchase commitments. The valuation of forward bond purchase commitments is determined using an income approach. The primary input into the valuation represents the current bond prices and interest rates, which are generally considered an observable input, and results in the derivative being classified as Level 2.

Other foreign currency contracts. We have certain foreign currency options classified as other foreign currency contracts. The valuation of foreign currency options is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve, foreign currency exchange rates, forward interest rate, foreign currency exchange rate volatility, foreign equity index volatility and time value component associated with the optionality in the derivative. As a result of the significant unobservable inputs associated with the forward interest rate, foreign currency exchange rate volatility and foreign equity index volatility inputs, the derivative is classified as Level 3. As foreign currency exchange rate volatility and foreign equity index volatility increases, the change in our valuation of these options will be favorable. We also have foreign currency forward contracts where the valuation is determined using an income approach. The primary inputs into the valuation represent the forward foreign currency exchange rates, which are generally considered observable inputs and results in the derivative being classified as Level 2.

GMWB embedded derivatives

We are required to bifurcate an embedded derivative for certain features associated with annuity products and related reinsurance agreements where we provide a GMWB to the policyholder and are required to record the GMWB embedded derivative at fair value. The valuation of our GMWB embedded derivative is based on an income approach that incorporates inputs such as forward interest rates, equity index volatility, equity index and fund correlation, and policyholder assumptions such as utilization, lapse and mortality. In addition to these inputs, we also consider risk and expense margins when determining the projected cash flows that would be determined by another market participant. While the risk and expense margins are considered in determining fair value, these inputs do not have a significant impact on the valuation. We determine fair value using an internal model based on the various inputs noted above. The resulting fair value measurement from the model is reviewed by the product actuarial, risk and finance professionals each reporting period with changes in fair value also being compared to changes in derivatives and other instruments used to mitigate changes in fair value from certain market risks, such as equity index volatility and interest rates.

For GMWB liabilities, non-performance risk is integrated into the discount rate. Our discount rate used to determine fair value of our GMWB liabilities includes market credit spreads above U.S. Treasury rates to reflect an adjustment for the non-performance risk of the GMWB liabilities. As of March 31, 2013 and December 31, 2012, the impact of non-performance risk resulted in a lower fair value of our GMWB liabilities of $77 million and $89 million, respectively.

To determine the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. In determining the appropriate discount rate to incorporate non-performance risk of the GMWB liabilities, we also considered the impacts of state guarantees embedded in the related insurance product as a form of inseparable third-party guarantee. We believe that a hypothetical exit market participant would use a similar discount rate as described above to value the liabilities.

For equity index volatility, we determine the projected equity market volatility using both historical volatility and projected equity market volatility with more significance being placed on projected near-term volatility and recent historical data. Given the different attributes and market characteristics of GMWB liabilities compared to equity index options in the derivative market, the equity index volatility assumption for GMWB liabilities may be different from the volatility assumption for equity index options, especially for the longer dated points on the curve.

Equity index and fund correlations are determined based on historical price observations for the fund and equity index.

For policyholder assumptions, we use our expected lapse, mortality and utilization assumptions and update these assumptions for our actual experience, as necessary. For our lapse assumption, we adjust our base lapse assumption by policy based on a combination of the policyholder’s current account value and GMWB benefit.

We classify the GMWB valuation as Level 3 based on having significant unobservable inputs, with equity index volatility and non-performance risk being considered the more significant unobservable inputs. As equity index volatility increases, the fair value of the GMWB liabilities will increase. Any increase in non-performance risk would increase the discount rate and would decrease the fair value of the GMWB liability. Additionally, we consider lapse and utilization assumptions to be significant unobservable inputs. An increase in our lapse assumption would decrease the fair value of the GMWB liability, whereas an increase in our utilization rate would increase the fair value.

We evaluate the inputs and methodologies used to determine fair value based on how we expect a market participant would determine exit value. As stated above, there is no exit market or market participants for the GMWB embedded derivatives. Accordingly, we evaluate our inputs and resulting fair value based on a hypothetical exit market and hypothetical market participants. A hypothetical exit market could be viewed as a transaction that would closely resemble reinsurance. While reinsurance transactions for this type of product are not an observable input, we consider this type of hypothetical exit market, as appropriate, when evaluating our inputs and determining that our inputs are consistent with that of a hypothetical market participant.

Fixed index annuity embedded derivatives

We offer fixed indexed annuity products where interest is credited to the policyholder’s account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

Borrowings related to securitization entities

We record certain borrowings related to securitization entities at fair value. The fair value of these borrowings is determined using either a market approach or income approach, depending on the instrument and availability of market information. Given the unique characteristics of the securitization entities that issued these borrowings as well as the lack of comparable instruments, we determine fair value considering the valuation of the underlying assets held by the securitization entities and any derivatives, as well as any unique characteristics of the borrowings that may impact the valuation. After considering all relevant inputs, we determine fair value of the borrowings using the net valuation of the underlying assets and derivatives that are backing the borrowings. Accordingly, these instruments are classified as Level 3. Increases in the valuation of the underlying assets or decreases in the derivative liabilities will result in an increase in the fair value of these borrowings.

The following tables set forth our assets and liabilities by class of instrument that are measured at fair value on a recurring basis as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$5,381	$—	$5,376	$5
Tax-exempt	270	—	270	—
Government—non-U.S.	2,345	—	2,337	8
U.S. corporate	25,936	—	23,292	2,644
Corporate—non-U.S.	15,540	—	13,570	1,970
Residential mortgage-backed	5,942	—	5,812	130
Commercial mortgage-backed	3,056	—	3,030	26
Other asset-backed	2,612	—	1,661	951

Total fixed maturity securities	61,082	—	55,348	5,734

Equity securities	490	395	3	92

Other invested assets:
Trading securities	468	—	401	67
Derivative assets:
Interest rate swaps	864	—	863	1
Foreign currency swaps	9	—	9	—
Credit default swaps	7	—	—	7
Equity index options	17	—	—	17
Equity return swaps	1	—	1	—
Forward bond purchase commitments	39	—	39	—

Total derivative assets	937	—	912	25

Securities lending collateral	183	—	183	—
Derivatives counterparty collateral	209	—	209	—

Total other invested assets	1,797	—	1,705	92

Restricted other invested assets related to securitization entities	399	—	200	199
Other assets (1)	10	—	—	10
Reinsurance recoverable (2)	6	—	—	6
Separate account assets	10,140	10,140	—	—

Total assets	$73,924	$10,535	$57,256	$6,133

Liabilities
Policyholder account balances:
GMWB embedded derivatives (3)	$272	$—	$—	$272
Fixed index annuity embedded derivatives	34	—	—	34

Total policyholder account balances	306	—	—	306

Derivative liabilities:
Interest rate swaps	272	—	272	—
Interest rate swaps related to securitization entities	23	—	23	—
Inflation indexed swaps	95	—	95	—
Foreign currency swaps	8	—	8	—
Credit default swaps	1	—	1	—
Credit default swaps related to securitization entities	97	—	—	97
Equity index options	1	—	—	1

Total derivative liabilities	497	—	399	98

Borrowings related to securitization entities	71	—	—	71

Total liabilities	$874	$—	$399	$475

(1)	Represents contingent receivables associated with recent business dispositions.
(2)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(3)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

	December 31, 2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$5,491	$—	$5,482	$9
Tax-exempt	294	—	294	—
Government—non-U.S.	2,422	—	2,413	9
U.S. corporate	26,105	—	23,422	2,683
Corporate—non-U.S.	15,792	—	13,809	1,983
Residential mortgage-backed	6,081	—	5,924	157
Commercial mortgage-backed	3,333	—	3,298	35
Other asset-backed	2,643	—	1,779	864

Total fixed maturity securities	62,161	—	56,421	5,740

Equity securities	518	417	2	99

Other invested assets:
Trading securities	556	—	480	76
Derivative assets:
Interest rate swaps	1,029	—	1,027	2
Foreign currency swaps	34	—	34	—
Credit default swaps	8	—	1	7
Equity index options	25	—	—	25
Forward bond purchase commitments	53	—	53	—

Total derivative assets	1,149	—	1,115	34

Securities lending collateral	187	—	187	—
Derivatives counterparty collateral	261	—	261	—

Total other invested assets	2,153	—	2,043	110

Restricted other invested assets related to securitization entities	393	—	199	194
Other assets (1)	9	—	—	9
Reinsurance recoverable (2)	10	—	—	10
Separate account assets	9,937	9,937	—	—

Total assets	$75,181	$10,354	$58,665	$6,162

Liabilities
Policyholder account balances:
GMWB embedded derivatives (3)	$350	$—	$—	$350
Fixed index annuity embedded derivatives	27	—	—	27

Total policyholder account balances	377	—	—	377

Derivative liabilities:
Interest rate swaps	307	—	307	—
Interest rate swaps related to securitization entities	27	—	27	—
Inflation indexed swaps	105	—	105	—
Foreign currency swaps	1	—	1	—
Credit default swaps	1	—	—	1
Credit default swaps related to securitization entities	104	—	—	104
Equity return swaps	8	—	8	—

Total derivative liabilities	553	—	448	105

Borrowings related to securitization entities	62	—	—	62

Total liabilities	$992	$—	$448	$544

(1)	Represents contingent receivables associated with recent business dispositions.
(2)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(3)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, which primarily represents mutual fund investments, we typically do not have any transfers between Level 1 and Level 2 measurement categories and did not have any such transfers during any period presented.

Our assessment of whether or not there were significant unobservable inputs related to fixed maturity securities was based on our observations obtained through the course of managing our investment portfolio, including interaction with other market participants, observations related to the availability and consistency of pricing and/or rating, and understanding of general market activity such as new issuance and the level of secondary market trading for a class of securities. Additionally, we considered data obtained from third-party pricing sources to determine whether our estimated values incorporate significant unobservable inputs that would result in the valuation being classified as Level 3.

The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

	Beginning balance as of January 1, 2013	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2013	Total gains (losses) included in net income attributable to assets still held
(Amounts in millions)		Included in net income	Included in OCI
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$9	$—	$—	$—	$—	$—	$(4)	$—	$—	$5	$—
Government—non-U.S.	9	—	—	—	—	—	(1)	—	—	8	—
U.S. corporate (1)	2,683	2	18	56	(97)	—	(51)	62	(29)	2,644	(1)
Corporate—non-U.S. (1)	1,983	1	9	53	—	—	(23)	—	(53)	1,970	1
Residential mortgage-backed	157	(1)	1	—	—	—	(11)	—	(16)	130	(1)
Commercial mortgage—backed	35	(2)	(2)	—	—	—	(10)	5	—	26	(2)
Other asset-backed	864	(1)	11	65	(44)	—	(30)	86	—	951	—

Total fixed maturity securities	5,740	(1)	37	174	(141)	—	(130)	153	(98)	5,734	(3)

Equity securities	99	—	—	—	(7)	—	—	—	—	92	—

Other invested assets:
Trading securities	76	3	—	—	(11)	—	(1)	—	—	67	2
Derivative assets:
Interest rate swaps	2	—	—	—	—	—	(1)	—	—	1	—
Credit default swaps	7	3	—	—	—	—	(3)	—	—	7	2
Equity index options	25	(15)	—	7	—	—	—	—	—	17	(15)

Total derivative assets	34	(12)	—	7	—	—	(4)	—	—	25	(13)

Total other invested assets	110	(9)	—	7	(11)	—	(5)	—	—	92	(11)

Restricted other invested assets related to securitization entities	194	5	—	—	—	—	—	—	—	199	5
Other assets (2)	9	1	—	—	—	—	—	—	—	10	1
Reinsurance recoverable (3)	10	(5)	—	—	—	1	—	—	—	6	(5)

Total Level 3 assets	$6,162	$(9)	$37	$181	$(159)	$1	$(135)	$153	$(98)	$6,133	$(13)

(1)

The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate—non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.

(2)	Represents contingent receivables associated with recent business dispositions.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

	Beginning balance as of January 1, 2012	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2012	Total gains (losses) included in net income attributable to assets still held
(Amounts in millions)		Included in net income	Included in OCI
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$13	$—	$—	$—	$—	$—	$—	$—	$(12)	$1	$—
Government—non-U.S.	10	—	—	—	—	—	(1)	—	—	9	—
U.S. corporate (1)	2,511	1	11	30	(18)	—	(10)	149	(244)	2,430	4
Corporate—non-U.S. (1)	1,284	2	13	59	—	—	(28)	353	(74)	1,609	1
Residential mortgage-backed	95	—	3	—	—	—	(5)	2	—	95	—
Commercial mortgage—backed	39	—	2	—	—	—	(1)	—	—	40	—
Other asset-backed	271	—	7	70	(20)	—	(13)	104	—	419	—

Total fixed maturity securities	4,223	3	36	159	(38)	—	(58)	608	(330)	4,603	5

Equity securities	98	1	(2)	—	(2)	—	—	—	—	95	—

Other invested assets:
Trading securities	264	5	—	24	—	—	(7)	—	—	286	5
Derivative assets:
Interest rate swaps	5	—	—	—	—	—	(1)	—	—	4	—
Credit default swaps	—	4	—	—	—	—	(1)	—	—	3	4
Equity index options	39	(35)	—	14	—	—	—	—	—	18	(31)
Other foreign currency contracts	9	(10)	—	3	—	—	—	—	—	2	(10)

Total derivative assets	53	(41)	—	17	—	—	(2)	—	—	27	(37)

Total other invested assets	317	(36)	—	41	—	—	(9)	—	—	313	(32)

Restricted other invested assets related to securitization entities	176	5	—	—	—	—	—	—	—	181	5
Reinsurance recoverable (2)	16	(11)	—	—	—	1	—	—	—	6	(11)

Total Level 3 assets	$4,830	$(38)	$34	$200	$(40)	$1	$(67)	$608	$(330)	$5,198	$(33)

(1)

The transfers into and out of Level 3 were primarily related to private fixed rate U.S. and non-U.S. corporate securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.

(2)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

The following table presents the gains and losses included in net income from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the three months ended March 31:

(Amounts in millions)	2013	2012
Total realized and unrealized gains (losses) included in net income:
Net investment income	$9	$16
Net investment gains (losses)	(18)	(54)

Total	$(9)	$(38)

Net gains (losses) included in net income attributable to assets still held:
Net investment income	$7	$15
Net investment gains (losses)	(20)	(48)

Total	$(13)	$(33)

The amount presented for unrealized gains (losses) included in net income for available-for-sale securities represents impairments and accretion on certain fixed maturity securities.

The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

	Beginning balance as of January 1, 2013	Total realized and unrealized (gains) losses		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2013	Total (gains) losses included in net (income) attributable to liabilities still held
(Amounts in millions)		Included in net (income)	Included in OCI
Policyholder account balances:
GMWB embedded derivatives (1)	$350	$(87)	$—	$—	$—	$9	$—	$—	$—	$272	$(83)
Fixed index annuity embedded derivatives	27	3	—	—	—	4	—	—	—	34	3

Total policyholder account balances	377	(84)	—	—	—	13	—	—	—	306	(80)

Derivative liabilities:
Credit default swaps	1	(1)	—	—	—	—	—	—	—	—	(1)
Credit default swaps related to securitization entities	104	(8)	—	1	—	—	—	—	—	97	(8)
Equity index options	—	1	—	—	—	—	—	—	—	1	1

Total derivative liabilities	105	(8)	—	1	—	—	—	—	—	98	(8)

Borrowings related to securitization entities	62	9	—	—	—	—	—	—	—	71	9

Total Level 3 liabilities	$544	$(83)	$—	$1	$—	$13	$—	$—	$—	$475	$(79)

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

	Beginning balance as of January 1, 2012	Total realized and unrealized (gains) losses		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2012	Total (gains) losses included in net (income) attributable to liabilities still held
(Amounts in millions)		Included in net (income)	Included in OCI
Policyholder account balances:
GMWB embedded derivatives (1)	$492	$(214)	$—	$—	$—	$9	$—	$—	$—	$287	$(210)
Fixed index annuity embedded derivatives	4	2	—	—	—	—	—	—	—	6	2

Total policyholder account balances	496	(212)	—	—	—	9	—	—	—	293	(208)

Derivative liabilities:
Credit default swaps	57	(36)	—	2	—	—	—	—	—	23	(36)
Credit default swaps related to securitization entities	177	(31)	—	1	—	—	—	—	—	147	(31)

Total derivative liabilities	234	(67)	—	3	—	—	—	—	—	170	(67)

Borrowings related to securitization entities	48	7	—	—	—	—	—	—	—	55	7

Total Level 3 liabilities	$778	$(272)	$—	$3	$—	$9	$—	$—	$—	$518	$(268)

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

The following table presents the gains and losses included in net (income) from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the three months ended March 31:

(Amounts in millions)	2013	2012
Total realized and unrealized (gains) losses included in net (income):
Net investment income	$—	$—
Net investment (gains) losses	(83)	(272)

Total	$(83)	$(272)

Total (gains) losses included in net (income) attributable to liabilities still held:
Net investment income	$—	$—
Net investment (gains) losses	(79)	(268)

Total	$(79)	$(268)

Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases, sales and settlements of fixed maturity, equity and trading securities and purchases, issuances and settlements of derivative instruments.

Issuances and settlements presented for policyholder account balances represent the issuances and settlements of embedded derivatives associated with our GMWB liabilities where: issuances are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance and settlements are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled “included in net (income)” in the tables presented above.

Certain classes of instruments classified as Level 3 are excluded below as a result of not being material or due to limitations in being able to obtain the underlying inputs used by certain third-party sources, such as broker quotes, used as an input in determining fair value. The following table presents a summary of the significant unobservable inputs used for certain fair value measurements that are based on internal models and classified as Level 3 as of March 31, 2013:

(Amounts in millions)	Valuation technique	Fair value	Unobservable input	Range (weighted-average)
Assets
Fixed maturity securities:
U.S. corporate	Matrix pricing	$2,468	Credit spreads	60bps - 800bps (200bps)
Corporate—non-U.S.	Matrix pricing	1,815	Credit spreads	87bps - 358bps (181bps)
Derivative assets:
Interest rate swaps	Discounted cash flows	1	Interest rate volatility	21% - 25% (23%)
Credit default swaps (1)	Discounted cash flows	7	Credit spreads	14bps - 159bps (70bps)
Equity index options	Discounted cash flows	17	Equity index volatility	22% - 43% (29%)
Other assets (2)	Discounted cash flows	10	Discount rate	Not applicable
Liabilities
Policyholder account balances:			Withdrawal utilization rate Lapse rate Non-performance risk	—%-98% —%-25%
GMWB embedded derivatives (3)	Stochastic cash flow model	272	(credit spreads) Equity index volatility	50bps - 90bps (80bps) 15% - 25% (22%)
Fixed index annuity embedded derivatives	Option budget method	34	Expected future interest credited	1% - 4% (1%)
Derivative liabilities:
Equity index options	Discounted cash flows	1	Equity index volatility	22%

(1)	Unobservable input valuation based on the current market credit default swap premium.
(2)	Represents contingent receivables associated with recent business dispositions.
(3)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

(17) Fair Value of Financial Instruments

Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value. Such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative instruments. Other financial assets and liabilities—those not carried at fair value—are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

The basis on which we estimate fair value is as follows:

Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

Restricted commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

Other invested assets. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the related instrument. Primarily represents short-term investments and limited partnerships accounted for under the cost method. The fair value of short-term investments typically does not include significant unobservable inputs and approximate our amortized cost basis. As a result, short-term investments are classified as Level 2. Cost method limited partnerships typically include significant unobservable inputs as a result of being relatively illiquid with limited market activity for similar instruments and are classified as Level 3.

Long-term borrowings. We utilize available market data when determining fair value of long-term borrowings issued in the U.S. and Canada, which includes data on recent trades for the same or similar financial instruments. Accordingly, these instruments are classified as Level 2 measurements. In cases where market data is not available such as our Australian borrowings, we use broker quotes for which we consider the valuation methodology utilized by the third party, but the valuation typically includes significant unobservable inputs. Accordingly, we classify these borrowings where fair value is based on our consideration of broker quotes as Level 3 measurements.

Non-recourse funding obligations. We use an internal model to determine fair value using the current floating rate coupon and expected life/final maturity of the instrument discounted using the floating rate index and current market spread assumption, which is estimated based on recent transactions for these instruments or similar instruments as well as other market information or broker provided data. Given these instruments are private and very little market activity exists, our current market spread assumption is considered to have significant unobservable inputs in calculating fair value and, therefore, results in the fair value of these instruments being classified as Level 3.

Borrowings related to securitization entities. Based on market quotes or comparable market transactions. Some of these borrowings are publicly traded debt securities and are classified as Level 2. Certain borrowings are not publicly traded and are classified as Level 3.

Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products. Given the significant unobservable inputs associated with policyholder behavior and current market rate assumptions used to discount the expected future cash flows, we classify these instruments as Level 3 except for certain funding agreement-backed notes that are traded in the marketplace as a security and are classified as Level 2.

The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of December 31:

	December 31, 2012
(Amounts in millions)	Notional amount		Carrying amount	Fair value
				Total	Level 1	Level 2	Level 3
Assets:
Commercial mortgage loans		$(1)	$5,872	$6,378	$—	$—	$6,378
Restricted commercial mortgage loans		(1)	341	389	—	—	389
Other invested assets		(1)	380	389	—	265	124
Liabilities:
Long-term borrowings (2)		(1)	4,776	4,950	—	4,800	150
Non-recourse funding obligations (2)		(1)	2,066	1,462	—	—	1,462
Borrowings related to securitization entities (3)		(1)	274	303	—	238	65
Investment contracts		(1)	18,280	19,526	—	1,009	18,517
Other firm commitments:
Commitments to fund limited partnerships	64		—	—	—	—	—
Ordinary course of business lending commitments	44		—	—	—	—	—

	December 31, 2011
(Amounts in millions)	Notional amount		Carrying amount	Fair value
				Total	Level 1	Level 2	Level 3
Assets:
Commercial mortgage loans		$(1)	$6,092	$6,500	$—	$—	$6,500
Restricted commercial mortgage loans		(1)	411	461	—	—	461
Other invested assets		(1)	786	795	—	658	137
Liabilities:
Long-term borrowings (2)		(1)	4,726	4,353	—	4,214	139
Non-recourse funding obligations (2)		(1)	3,256	2,160	—	—	2,160
Borrowings related to securitization entities (3)		(1)	348	375	—	287	88
Investment contracts		(1)	18,880	19,681	—	1,356	18,325
Other firm commitments:
Commitments to fund limited partnerships	78		—	—	—	—	—
Ordinary course of business lending commitments	9		—	—	—	—	—

(1)	These financial instruments do not have notional amounts.
(2)	See note 18 for additional information related to consolidated securitization entities.
(3)	See note 13 for additional information related to borrowings.

Recurring Fair Value Measurements

We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

Fixed maturity, equity and trading securities

The valuations of fixed maturity, equity and trading securities are determined using a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information.

We utilize certain third-party data providers when determining fair value. We consider information obtained from third-party pricing services (“pricing services”) as well as third-party broker provided prices, or broker quotes, in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by pricing services and broker quotes, management determines the fair value of our investment securities after considering all relevant and available information. We also use various methods to obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received, including an understanding of the assumptions and inputs utilized to determine the appropriate fair value. For pricing services, we analyze the prices provided by our primary pricing services to other readily available pricing services and perform a detailed review of the assumptions and inputs from each pricing service to determine the appropriate fair value when pricing differences exceed certain thresholds. We also evaluate changes in fair value that are greater than 10% each month to further aid in our review of the accuracy of fair value measurements and our understanding of changes in fair value, with more detailed reviews performed by the asset managers responsible for the related asset class associated with the security being reviewed.

In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quotes valuation is available, we determine fair value using internal models.

For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs, which would result in the valuation being classified as Level 3.

For private fixed maturity securities, we utilize an internal model to determine fair value and utilize public bond spreads by sector, rating and maturity to develop the market rate that would be utilized for a similar public bond. We then add an additional premium, which represents an unobservable input, to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. In certain instances, we utilize price caps for securities where the estimated market yield results in a valuation that may exceed the amount that would be received in a market transaction. We assign each security an internal rating to determine the appropriate public bond spread that should be utilized in the valuation. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds, any price caps utilized and whether external ratings are available for our private placement to determine whether the spreads utilized would be considered observable inputs. During the second quarter of 2012, we began classifying private securities without an external rating as Level 3. In general, increases (decreases) in credit spreads will decrease (increase) the fair value for our fixed maturity securities. To determine the significance of unobservable inputs, we calculate the impact on the valuation from the unobservable input and will classify a security as Level 3 when the impact on the valuation exceeds 10%.

For broker quotes, we consider the valuation methodology utilized by the third party, but the valuation typically includes significant unobservable inputs. Accordingly, we classify the securities where fair value is based on our consideration of broker quotes as Level 3 measurements.

For remaining securities priced using internal models, we maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

The following tables summarize the primary sources of data considered when determining fair value of each class of fixed maturity securities as of December 31:

	2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
U.S. government, agencies and government-sponsored enterprises:
Pricing services	$5,482	$—	$5,482	$—
Internal models	9	—	—	9

Total U.S. government, agencies and government-sponsored enterprises	5,491	—	5,482	9

Tax-exempt:
Pricing services	294	—	294	—

Total tax-exempt	294	—	294	—

Government—non-U.S.:
Pricing services	2,413	—	2,413	—
Internal models	9	—	—	9

Total government—non-U.S.	2,422	—	2,413	9

U.S. corporate:
Pricing services	23,113	—	23,113	—
Broker quotes	121	—	—	121
Internal models	2,871	—	309	2,562

Total U.S. corporate	26,105	—	23,422	2,683

Corporate—non-U.S.:
Pricing services	13,635	—	13,635	—
Broker quotes	75	—	—	75
Internal models	2,082	—	174	1,908

Total corporate—non-U.S.	15,792	—	13,809	1,983

Residential mortgage-backed:
Pricing services	5,924	—	5,924	—
Broker quotes	98	—	—	98
Internal models	59	—	—	59

Total residential mortgage-backed	6,081	—	5,924	157

Commercial mortgage-backed:
Pricing services	3,298	—	3,298	—
Broker quotes	18	—	—	18
Internal models	17	—	—	17

Total commercial mortgage-backed	3,333	—	3,298	35

Other asset-backed:
Pricing services	1,776	—	1,776	—
Broker quotes	829	—	—	829
Internal models	38	—	3	35

Total other asset-backed	2,643	—	1,779	864

Total fixed maturity securities	$62,161	$—	$56,421	$5,740

	2011
(Amounts in millions)	Total	Level 1	Level 2	Level 3
U.S. government, agencies and government-sponsored enterprises:
Pricing services	$4,850	$—	$4,850	$—
Internal models	13	—	—	13

Total U.S. government, agencies and government-sponsored enterprises	4,863	—	4,850	13

Tax-exempt:
Pricing services	503	—	503	—

Total tax-exempt	503	—	503	—

Government—non-U.S.:
Pricing services	2,201	—	2,201	—
Internal models	10	—	—	10

Total government—non-U.S.	2,211	—	2,201	10

U.S. corporate:
Pricing services	22,168	—	22,168	—
Broker quotes	250	—	—	250
Internal models	2,840	—	579	2,261

Total U.S. corporate	25,258	—	22,747	2,511

Corporate—non-U.S.:
Pricing services	11,925	—	11,925	—
Broker quotes	78	—	—	78
Internal models	1,754	—	548	1,206

Total corporate—non-U.S.	13,757	—	12,473	1,284

Residential mortgage-backed:
Pricing services	5,600	—	5,600	—
Broker quotes	36	—	—	36
Internal models	59	—	—	59

Total residential mortgage-backed	5,695	—	5,600	95

Commercial mortgage-backed:
Pricing services	3,361	—	3,361	—
Broker quotes	15	—	—	15
Internal models	24	—	—	24

Total commercial mortgage-backed	3,400	—	3,361	39

Other asset-backed:
Pricing services	2,328	—	2,328	—
Broker quotes	271	—	—	271
Internal models	9	—	9	—

Total other asset-backed	2,608	—	2,337	271

Total fixed maturity securities	$58,295	$—	$54,072	$4,223

The following tables summarize the primary sources of data considered when determining fair value of equity securities as of December 31:

	2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$419	$417	$2	$—
Broker quotes	3	—	—	3
Internal models	96	—	—	96

Total equity securities	$518	$417	$2	$99

	2011
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$261	$259	$2	$—
Broker quotes	6	—	—	6
Internal models	92	—	—	92

Total equity securities	$359	$259	$2	$98

The following tables summarize the primary sources of data considered when determining fair value of trading securities as of December 31:

	2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$480	$—	$480	$—
Broker quotes	76	—	—	76

Total trading securities	$556	$—	$480	$76

	2011
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$524	$—	$524	$—
Broker quotes	264	—	—	264

Total trading securities	$788	$—	$524	$264

Restricted other invested assets related to securitization entities

We have trading securities related to securitization entities that are classified as restricted other invested assets and are carried at fair value. The trading securities represent asset-backed securities. The valuation for trading securities is determined using a market approach and/or an income approach depending on the availability of information. For certain highly rated asset-backed securities, there is observable market information for transactions of the same or similar instruments, which is provided to us by a third-party pricing service and is classified as Level 2. For certain securities that are not actively traded, we determine fair value after considering third-party broker provided prices or discounted expected cash flows using current yields for similar securities and classify these valuations as Level 3.

Securities lending and derivative counterparty collateral

The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. We determine fair value after considering prices obtained by third-party pricing services.

Contingent consideration

We have certain contingent purchase price payments and receivables related to acquisitions and sales that are recorded at fair value each period. Fair value is determined using an income approach whereby we project the expected performance of the business and compare our projections of the relevant performance metric to the thresholds established in the purchase or sale agreement to determine our expected payments or receipts. We then discount these expected amounts to calculate the fair value as of the valuation date. We evaluate the underlying projections used in determining fair value each period and update these underlying projections when there have been significant changes in our expectations of the future business performance. The inputs used to determine the discount rate and expected payments or receipts are primarily based on significant unobservable inputs and result in the fair value of the contingent consideration being classified as Level 3. An increase in the discount rate or a decrease in expected payments or receipts will result in a decrease in the fair value of contingent consideration.

Separate account assets

The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

Derivatives

We consider counterparty collateral arrangements and rights of set-off when evaluating our net credit risk exposure to our derivative counterparties. Accordingly, we are permitted to include consideration of these arrangements when determining whether any incremental adjustment should be made for both the counterparty’s and our non-performance risk in measuring fair value for our derivative instruments. As a result of these counterparty arrangements, we determined that any adjustment for credit risk would not be material and we do not record any incremental adjustment for our non-performance risk or the non-performance risk of the derivative counterparty for our derivative assets or liabilities. We determine fair value for our derivatives using an income approach with internal models based on relevant market inputs for each derivative instrument. We also compare the fair value determined using our internal model to the valuations provided by our derivative counterparties with any significant differences or changes in valuation being evaluated further by our derivatives professionals that are familiar with the instrument and market inputs used in the valuation.

Interest rate swaps. The valuation of interest rate swaps is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2. For certain interest rate swaps, the inputs into the valuation also include the total returns of certain bonds that would primarily be considered an observable input and result in the derivative being classified as Level 2. For certain other swaps, there are features that provide an option to the counterparty to terminate the swap at specified dates. The interest rate volatility input used to value these options would be considered a significant unobservable input and results in the fair value measurement of the derivative being classified as Level 3. These options to terminate the swap by the counterparty are based on forward interest rate swap curves and volatility. As interest rate volatility increases, our valuation of the derivative changes unfavorably.

Interest rate swaps related to securitization entities. The valuation of interest rate swaps related to securitization entities is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2.

Inflation indexed swaps. The valuation of inflation indexed swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve, the current consumer price index and the forward consumer price index curve, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

Foreign currency swaps. The valuation of foreign currency swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and foreign currency exchange rates, both of which are considered an observable input, and results in the derivative being classified as Level 2.

Credit default swaps. We have both single name credit default swaps and index tranche credit default swaps. For single name credit default swaps, we utilize an income approach to determine fair value based on using current market information for the credit spreads of the reference entity, which is considered observable inputs based on the reference entities of our derivatives and results in these derivatives being classified as Level 2. For index tranche credit default swaps, we utilize an income approach that utilizes current market information related to credit spreads and expected defaults and losses associated with the reference entities that comprise the respective index associated with each derivative. There are significant unobservable inputs associated with the timing and amount of losses from the reference entities as well as the timing or amount of losses, if any, that will be absorbed by our tranche. Accordingly, the index tranche credit default swaps are classified as Level 3. As credit spreads widen for the underlying issuers comprising the index, the change in our valuation of these credit default swaps will be unfavorable.

Credit default swaps related to securitization entities. Credit default swaps related to securitization entities represent customized index tranche credit default swaps and are valued using a similar methodology as described above for index tranche credit default swaps. We determine fair value of these credit default swaps after considering both the valuation methodology described above as well as the valuation provided by the derivative counterparty. In addition to the valuation methodology and inputs described for index tranche credit default swaps, these customized credit default swaps contain a feature that permits the securitization entity to provide the par value of underlying assets in the securitization entity to settle any losses under the credit default swap. The valuation of this settlement feature is dependent upon the valuation of the underlying assets and the timing and amount of any expected loss on the credit default swap, which is considered a significant unobservable input. Accordingly, these customized index tranche credit default swaps related to securitization entities are classified as Level 3. As credit spreads widen for the underlying issuers comprising the customized index, the change in our valuation of these credit default swaps will be unfavorable.

Equity index options. We have equity index options associated with various equity indices. The valuation of equity index options is determined using an income approach. The primary inputs into the valuation represent forward interest rate volatility and time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3. As equity index volatility increases, our valuation of these options changes favorably.

Financial futures. The fair value of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1. The period end valuation is zero as a result of settling the margins on these contracts on a daily basis.

Equity return swaps. The valuation of equity return swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and underlying equity index values, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

Forward bond purchase commitments. The valuation of forward bond purchase commitments is determined using an income approach. The primary input into the valuation represents the current bond prices and interest rates, which are generally considered an observable input, and results in the derivative being classified as Level 2.

Other foreign currency contracts. We have certain foreign currency options classified as other foreign currency contracts. The valuation of foreign currency options is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve, foreign currency exchange rates, forward interest rate, foreign currency exchange rate volatility, foreign equity index volatility and time value component associated with the optionality in the derivative. As a result of the significant unobservable inputs associated with the forward interest rate, foreign currency exchange rate volatility and foreign equity index volatility inputs, the derivative is classified as Level 3. As foreign currency exchange rate volatility and foreign equity index volatility increases, the change in our valuation of these options will be favorable. We also have foreign currency forward contracts where the valuation is determined using an income approach. The primary inputs into the valuation represent the forward foreign currency exchange rates, which are generally considered observable inputs and results in the derivative being classified as Level 2.

Reinsurance embedded derivatives

We have certain reinsurance agreements that result in a reinsurance counterparty holding assets for our benefit where this feature is considered an embedded derivative requiring bifurcation. As a result, we measure the embedded derivatives at fair value with changes in fair value being recorded in income (loss). Fair value is determined by comparing the fair value and cost basis of the underlying assets. The underlying assets are primarily comprised of highly rated investments and result in the fair value of the embedded derivatives being classified as Level 2.

GMWB embedded derivatives

We are required to bifurcate an embedded derivative for certain features associated with annuity products and related reinsurance agreements where we provide a GMWB to the policyholder and are required to record the GMWB embedded derivative at fair value. The valuation of our GMWB embedded derivative is based on an income approach that incorporates inputs such as forward interest rates, equity index volatility, equity index and fund correlation, and policyholder assumptions such as utilization, lapse and mortality. In addition to these inputs, we also consider risk and expense margins when determining the projected cash flows that would be determined by another market participant. While the risk and expense margins are considered in determining fair value, these inputs do not have a significant impact on the valuation. We determine fair value using an internal model based on the various inputs noted above. The resulting fair value measurement from the model is reviewed by the product actuarial, risk and finance professionals each reporting period with changes in fair value also being compared to changes in derivatives and other instruments used to mitigate changes in fair value from certain market risks, such as equity index volatility and interest rates.

For GMWB liabilities, non-performance risk is integrated into the discount rate. Our discount rate used to determine fair value of our GMWB liabilities includes market credit spreads above U.S. Treasury rates to reflect an adjustment for the non-performance risk of the GMWB liabilities. As of December 31, 2012 and 2011, the impact of non-performance risk resulted in a lower fair value of our GMWB liabilities of $89 million and $109 million, respectively.

To determine the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. In determining the appropriate discount rate to incorporate non-performance risk of the GMWB liabilities, we also considered the impacts of state guarantees embedded in the related insurance product as a form of inseparable third-party guarantee. We believe that a hypothetical exit market participant would use a similar discount rate as described above to value the liabilities.

For equity index volatility, we determine the projected equity market volatility using both historical volatility and projected equity market volatility with more significance being placed on projected near-term volatility and recent historical data. Given the different attributes and market characteristics of GMWB liabilities compared to equity index options in the derivative market, the equity index volatility assumption for GMWB liabilities may be different from the volatility assumption for equity index options, especially for the longer dated points on the curve.

Equity index and fund correlations are determined based on historical price observations for the fund and equity index.

For policyholder assumptions, we use our expected lapse, mortality and utilization assumptions and update these assumptions for our actual experience, as necessary. For our lapse assumption, we adjust our base lapse assumption by policy based on a combination of the policyholder’s current account value and GMWB benefit.

We classify the GMWB valuation as Level 3 based on having significant unobservable inputs, with equity index volatility and non-performance risk being considered the more significant unobservable inputs. As equity index volatility increases, the fair value of the GMWB liabilities will increase. Any increase in non-performance risk would increase the discount rate and would decrease the fair value of the GMWB liability. Additionally, we consider lapse and utilization assumptions to be significant unobservable inputs. An increase in our lapse assumption would decrease the fair value of the GMWB liability, whereas an increase in our utilization rate would increase the fair value.

We evaluate the inputs and methodologies used to determine fair value based on how we expect a market participant would determine exit value. As stated above, there is no exit market or market participants for the GMWB embedded derivatives. Accordingly, we evaluate our inputs and resulting fair value based on a hypothetical exit market and hypothetical market participants. A hypothetical exit market could be viewed as a transaction that would closely resemble reinsurance. While reinsurance transactions for this type of product are not an observable input, we consider this type of hypothetical exit market, as appropriate, when evaluating our inputs and determining that our inputs are consistent with that of a hypothetical market participant.

Fixed index annuity embedded derivatives

We offer fixed indexed annuity products where interest is credited to the policyholder’s account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

Borrowings related to securitization entities

We record certain borrowings related to securitization entities at fair value. The fair value of these borrowings is determined using either a market approach or income approach, depending on the instrument and availability of market information. Given the unique characteristics of the securitization entities that issued these borrowings as well as the lack of comparable instruments, we determine fair value considering the valuation of the underlying assets held by the securitization entities and any derivatives, as well as any unique characteristics of the borrowings that may impact the valuation. After considering all relevant inputs, we determine fair value of the borrowings using the net valuation of the underlying assets and derivatives that are backing the borrowings. Accordingly, these instruments are classified as Level 3. Increases in the valuation of the underlying assets or decreases in the derivative liabilities will result in an increase in the fair value of these borrowings.

The following tables set forth our assets and liabilities by class of instrument that are measured at fair value on a recurring basis as of December 31:

	2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$5,491	$—	$5,482	$9
Tax-exempt	294	—	294	—
Government—non-U.S.	2,422	—	2,413	9
U.S. corporate	26,105	—	23,422	2,683
Corporate—non-U.S.	15,792	—	13,809	1,983
Residential mortgage-backed	6,081	—	5,924	157
Commercial mortgage-backed	3,333	—	3,298	35
Other asset-backed	2,643	—	1,779	864

Total fixed maturity securities	62,161	—	56,421	5,740

Equity securities	518	417	2	99

Other invested assets:
Trading securities	556	—	480	76
Derivative assets:
Interest rate swaps	1,029	—	1,027	2
Foreign currency swaps	34	—	34	—
Credit default swaps	8	—	1	7
Equity index options	25	—	—	25
Forward bond purchase commitments	53	—	53	—

Total derivative assets	1,149	—	1,115	34

Securities lending collateral	187	—	187	—
Derivatives counterparty collateral	261	—	261	—

Total other invested assets	2,153	—	2,043	110

Restricted other invested assets related to securitization entities (1)	393	—	199	194
Other assets (2)	9	—	—	9
Reinsurance recoverable (3)	10	—	—	10
Separate account assets	9,937	9,937	—	—

Total assets	$75,181	$10,354	$58,665	$6,162

Liabilities
Policyholder account balances:
GMWB embedded derivatives (4)	$350	$—	$—	$350
Fixed index annuity embedded derivatives	27	—	—	27

Total policyholder account balances	377	—	—	377

Derivative liabilities:
Interest rate swaps	307	—	307	—
Interest rate swaps related to securitization entities (1)	27	—	27	—
Inflation indexed swaps	105	—	105	—
Foreign currency swaps	1	—	1	—
Credit default swaps	1	—	—	1
Credit default swaps related to securitization entities (1)	104	—	—	104
Equity return swaps	8	—	8	—

Total derivative liabilities	553	—	448	105

Borrowings related to securitization entities (1)	62	—	—	62

Total liabilities	$992	$—	$448	$544

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)	Represents contingent receivables associated with recent business dispositions.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(4)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

	2011
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$4,863	$—	$4,850	$13
Tax-exempt	503	—	503	—
Government—non-U.S.	2,211	—	2,201	10
U.S. corporate	25,258	—	22,747	2,511
Corporate—non-U.S.	13,757	—	12,473	1,284
Residential mortgage-backed	5,695	—	5,600	95
Commercial mortgage-backed	3,400	—	3,361	39
Other asset-backed	2,608	—	2,337	271

Total fixed maturity securities	58,295	—	54,072	4,223

Equity securities	359	259	2	98

Other invested assets:
Trading securities	788	—	524	264
Derivative assets:
Interest rate swaps	1,350	—	1,345	5
Foreign currency swaps	32	—	32	—
Credit default swaps	1	—	1	—
Equity index options	39	—	—	39
Equity return swaps	7	—	7	—
Forward bond purchase commitments	47	—	47	—
Other foreign currency contracts	9	—	—	9

Total derivative assets	1,485	—	1,432	53

Securities lending collateral	406	—	406	—
Derivatives counterparty collateral	323	—	323	—

Total other invested assets	3,002	—	2,685	317

Restricted other invested assets related to securitization entities (1)	376	—	200	176
Other assets (2)	29	—	29	—
Reinsurance recoverable (3)	16	—	—	16
Separate account assets	10,122	10,122	—	—

Total assets	$72,199	$10,381	$56,988	$4,830

Liabilities
Policyholder account balances:
GMWB embedded derivatives (4)	$492	$—	$—	$492
Fixed index annuity embedded derivatives	4	—	—	4

Total policyholder account balances	496	—	—	496

Derivative liabilities:
Interest rate swaps	376	—	376	—
Interest rate swaps related to securitization entities (1)	28	—	28	—
Inflation indexed swaps	43	—	43	—
Credit default swaps	59	—	2	57
Credit default swaps related to securitization entities (1)	177	—	—	177
Equity return swaps	4	—	4	—
Other foreign currency contracts	11	—	11	—

Total derivative liabilities	698	—	464	234

Borrowings related to securitization entities (1)	48	—	—	48

Total liabilities	$1,242	$—	$464	$778

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)	Represents embedded derivatives associated with certain reinsurance agreements.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(4)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, which primarily represents mutual fund investments, we typically do not have any transfers between Level 1 and Level 2 measurement categories and did not have any such transfers during any period presented.

Our assessment of whether or not there were significant unobservable inputs related to fixed maturity securities was based on our observations obtained through the course of managing our investment portfolio, including interaction with other market participants, observations related to the availability and consistency of pricing and/or rating, and understanding of general market activity such as new issuance and the level of secondary market trading for a class of securities. Additionally, we considered data obtained from third-party pricing sources to determine whether our estimated values incorporate significant unobservable inputs that would result in the valuation being classified as Level 3.

The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

(Amounts in millions)	Beginning	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2012	Total gains (losses) included in net income

	balance as of January 1, 2012	Included in net income (loss)	Included in OCI								(loss) attributable to assets still held
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$13	$—	$—	$—	$—	$—	$—	$9	$(13)	$9	$—
Government—non-U.S.	10	—	—	—	—	—	(1)	—	—	9	—
U.S. corporate (1)	2,511	12	118	147	(122)	—	(214)	726	(495)	2,683	14
Corporate—non-U.S. (1)	1,284	3	92	269	(29)	—	(186)	711	(161)	1,983	2
Residential mortgage-backed (1)	95	(7)	14	20	(17)	—	(31)	86	(3)	157	(7)
Commercial mortgage-backed	39	(2)	5	—	(1)	—	(2)	3	(7)	35	(1)
Other asset-backed (1)	271	(2)	45	350	(46)	—	(94)	369	(29)	864	2

Total fixed maturity securities	4,223	4	274	786	(215)	—	(528)	1,904	(708)	5,740	10

Equity securities	98	1	(2)	10	(8)	—	—	—	—	99	—

Other invested assets:
Trading securities	264	13	—	24	(72)	—	(125)	4	(32)	76	15
Derivative assets:
Interest rate swaps	5	—	—	—	—	—	(3)	—	—	2	—
Credit default swaps	—	12	—	—	—	—	(5)	—	—	7	12
Equity index options	39	(59)	—	55	—	—	(10)	—	—	25	(42)
Other foreign currency contracts	9	(11)	—	3	—	—	(1)	—	—	—	(11)

Total derivative assets	53	(58)	—	58	—	—	(19)	—	—	34	(41)

Total other invested assets	317	(45)	—	82	(72)	—	(144)	4	(32)	110	(26)

Restricted other invested assets related to securitization entities (2)	176	18	—	100	(100)	—	—	—	—	194	13
Other assets (3)	—	(7)	—	—	—	16	—	—	—	9	(7)
Reinsurance recoverable (4)	16	(9)	—	—	—	3	—	—	—	10	(9)

Total Level 3 assets	$4,830	$(38)	$272	$978	$(395)	$19	$(672)	$1,908	$(740)	$6,162	$(19)

(1)

The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate—non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out. During the second quarter of 2012, we began classifying private securities without an external rating as Level 3, which resulted in a significant number of securities being transferred into Level 3. The transfers into Level 3 for structured securities primarily related to securities that were recently purchased and initially classified as Level 2 based on market data that existed at the time of purchase and subsequent valuation included significant unobservable inputs.

(2)	See note 18 for additional information related to consolidated securitization entities.
(3)	Represents contingent receivables associated with recent business dispositions.
(4)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

(Amounts in millions)	Beginning	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2011	Total gains (losses) included in net income
	balance as of January 1, 2011	Included in net income (loss)	Included in OCI								(loss) attributable to assets still held
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$11	$—	$—	$—	$—	$—	$—	$24	$(22)	$13	$—
Government—non-U.S.	1	—	—	—	—	—	—	9	—	10	—
U.S. corporate (1)	1,100	(8)	72	113	(25)	—	(105)	1,790	(426)	2,511	(8)
Corporate—non-U.S. (1)	368	(26)	11	103	(71)	—	(13)	1,132	(220)	1,284	(26)
Residential mortgage-backed	143	(1)	(11)	3	(15)	—	(30)	9	(3)	95	(1)
Commercial mortgage-backed	50	(2)	2	—	(1)	—	(11)	1	—	39	(2)
Other asset-backed	268	—	—	8	(8)	—	(43)	46	—	271	—

Total fixed maturity securities	1,941	(37)	74	227	(120)	—	(202)	3,011	(671)	4,223	(37)

Equity securities	87	1	1	24	(13)	—	(2)	—	—	98	—

Other invested assets:
Trading securities	329	(1)	—	5	(41)	—	(28)	—	—	264	(1)
Derivative assets:
Interest rate swaps	5	1	—	—	—	—	(1)	—	—	5	1
Credit default swaps	6	(6)	—	—	—	—	—	—	—	—	(6)
Equity index options	33	7	—	44	—	—	(45)	—	—	39	7
Other foreign currency options	—	(1)	—	10	—	—	—	—	—	9	(1)

Total derivative assets	44	1	—	54	—	—	(46)	—	—	53	1

Total other invested assets	373	—	—	59	(41)	—	(74)	—	—	317	—

Restricted other invested assets related to securitization entities (2)	171	5	—	—	—	—	—	—	—	176	5
Reinsurance recoverable (3)	(5)	18	—	—	—	3	—	—	—	16	18

Total Level 3 assets	$2,567	$(13)	$75	$310	$(174)	$3	$(278)	$3,011	$(671)	$4,830	$(14)

(1)

The majority of the transfers into Level 3 during the fourth quarter of 2011 related to a reclassification of certain private securities valued using internal models which previously had not been identified as having significant unobservable inputs. Prior to the fourth quarter of 2011, these securities had been misclassified as Level 2. The remaining transfers into and out of Level 3 were primarily related to private fixed rate U.S. and non-U.S. corporate securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.

(2)	See note 18 for additional information related to consolidated securitization entities.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

(Amounts in millions)	Beginning	Total realized and unrealized gains (losses)		Purchases, sales,	Transfer into Level 3	Transfer out of Level 3 (1)	Ending balance as of December 31, 2010	Total gains (losses) included in net income
	balance as of January 1, 2010	Included in net income (loss)	Included in OCI	issuances and settlements, net				(loss) attributable to assets still held
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$16	$—	$—	$(2)	$17	$(20)	$11	$—
Tax-exempt	2	—	—	—	—	(2)	—	—
Government—non-U.S.	7	—	2	—	16	(24)	1	—
U.S. corporate (2)	1,073	21	33	—	870	(897)	1,100	16
Corporate—non-U.S. (2)	504	(20)	15	22	489	(642)	368	(22)
Residential mortgage-backed	1,481	—	8	86	79	(1,511)	143	—
Commercial mortgage-backed	3,558	(5)	24	(79)	21	(3,469)	50	—
Other asset-backed (3)	1,419	(24)	39	(10)	108	(1,264)	268	(24)

Total fixed maturity securities	8,060	(28)	121	17	1,600	(7,829)	1,941	(30)

Equity securities	9	11	—	7	120	(60)	87	—

Other invested assets:
Trading securities (3)	145	12	—	(41)	213	—	329	12
Derivative assets:
Interest rate swaps	3	2	—	—	—	—	5	2
Interest rate swaptions	54	11	—	(65)	—	—	—	11
Credit default swaps	6	—	—	—	—	—	6	—
Equity index options	39	(73)	—	67	—	—	33	(73)
Other foreign currency options	8	(8)	—	—	—	—	—	(8)

Total derivative assets	110	(68)	—	2	—	—	44	(68)

Total other invested assets	255	(56)	—	(39)	213	—	373	(56)

Restricted other invested assets related to securitization entities (4)	—	(3)	—	—	174	—	171	(6)
Reinsurance recoverable (5)	(5)	(3)	—	3	—	—	(5)	(3)

Total Level 3 assets	$8,319	$(79)	$121	$(12)	$2,107	$(7,889)	$2,567	$(95)

(1)

During 2010, primary market issuance and secondary market activity for commercial and non-agency residential mortgage-backed and other asset-backed securities increased the market observable inputs used to establish fair values for similar securities. These factors, along with more consistent pricing from third-party sources, resulted in our conclusion that there is sufficient trading activity in similar instruments to support classifying certain mortgage-backed and asset-backed securities as Level 2.

(2)

The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate—non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.

(3)

Transfers into trading securities were offset by transfers out of other asset-backed securities and were driven primarily by the adoption of new accounting guidance related to embedded credit derivatives.

(4)	Relates to the consolidation of certain securitization entities as of January 1, 2010. See note 18 for additional information related to consolidated securitization entities.
(5)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

The following table presents the gains and losses included in net income (loss) from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Total realized and unrealized gains (losses) included in net income (loss):
Net investment income	$32	$24	$36
Net investment gains (losses)	(70)	(37)	(115)

Total	$(38)	$(13)	$(79)

Total gains (losses) included in net income (loss) attributable to assets still held:
Net investment income	$25	$25	$20
Net investment gains (losses)	(44)	(39)	(115)

Total	$(19)	$(14)	$(95)

The amount presented for unrealized gains (losses) included in net income for available-for-sale securities represents impairments and accretion on certain fixed maturity securities.

The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

(Amounts in millions)	Beginning	Total realized and unrealized (gains) losses		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2012	Total (gains) losses included in net (income)
	balance as of January 1, 2012	Included in net (income) loss	Included in OCI								loss attributable to liabilities still held
Policyholder account balances:
GMWB embedded derivatives (1)	$492	$(179)	$—	$—	$—	$37	$—	$—	$—	$350	$(175)
Fixed index annuity embedded derivatives	4	1	—	—	—	22	—	—	—	27	1

Total policyholder account balances	496	(178)	—	—	—	59	—	—	—	377	(174)

Derivative liabilities:
Credit default swaps	57	(43)	—	2	—	—	(15)	—	—	1	(40)
Credit default swaps related to securitization entities (2)	177	(76)	—	3	—	—	—	—	—	104	(76)

Total derivative liabilities	234	(119)	—	5	—	—	(15)	—	—	105	(116)

Borrowings related to securitization entities (2)	48	14	—	—	—	—	—	—	—	62	14

Total Level 3 liabilities	$778	$(283)	$—	$5	$—	$59	$(15)	$—	$—	$544	$(276)

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(2)	See note 18 for additional information related to consolidated securitization entities.

(Amounts in millions)	Beginning	Total realized and unrealized (gains) losses		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2011	Total (gains) losses included in net (income)
	balance as of January 1, 2011	Included in net (income) loss	Included in OCI								loss attributable to liabilities still held
Policyholder account balances:
GMWB embedded derivatives (1)	$121	$334	$—	$—	$—	$37	$—	$—	$—	$492	$338
Fixed index annuity embedded derivatives	5	(1)	—	—	—	—	—	—	—	4	(1)

Total policyholder account balances	126	333	—	—	—	37	—	—	—	496	337

Derivative liabilities:
Credit default swaps	7	48	—	3	—	—	(1)	—	—	57	48
Credit default swaps related to securitization entities (2)	129	48	—	—	—	—	—	—	—	177	48
Equity index options	3	—	—	—	—	—	(3)	—	—	—	—

Total derivative liabilities	139	96	—	3	—	—	(4)	—	—	234	96

Borrowings related to securitization entities (2)	51	(3)	—	—	—	—	—	—	—	48	(2)

Total Level 3 liabilities	$316	$426	$—	$3	$—	$37	$(4)	$—	$—	$778	$431

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(2)	See note 18 for additional information related to consolidated securitization entities.

(Amounts in millions)	Beginning	Total realized and unrealized (gains) losses		Purchases sales,	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2010	Total (gains) losses included in net (income)
	balance as of January 1, 2010	Included in net (income) loss	Included in OCI	issuances and settlements, net				loss attributable to liabilities still held
Policyholder account balances:
GMWB embedded derivatives (1)	$175	$(90)	$—	$36	$—	$—	$121	$(87)
Fixed index annuity embedded derivatives	3	2	—	—	—	—	5	2

Total policyholder account balances	178	(88)	—	36	—	—	126	(85)

Derivative liabilities:
Interest rate swaps	2	(2)	—	—	—	—	—	(2)
Interest rate swaptions	67	(42)	—	(25)	—	—	—	(42)
Credit default swaps	—	7	—	—	—	—	7	7
Credit default swaps related to securitization entities (2)	—	9	—	(1)	121	—	129	9
Equity index options	2	3	—	(2)	—	—	3	3

Total derivative liabilities	71	(25)	—	(28)	121	—	139	(25)
Borrowings related to securitization entities (2)	—	(9)	—	—	60	—	51	(9)

Total Level 3 liabilities	$249	$(122)	$—	$8	$181	$—	$316	$(119)

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(2)	Relates to the consolidation of certain securitization entities as of January 1, 2010. See note 18 for additional information related to consolidated securitization entities.

The following table presents the gains and losses included in net (income) loss from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Total realized and unrealized (gains) losses included in net (income) loss:
Net investment income	$—	$—	$—
Net investment (gains) losses	(283)	426	(122)

Total	$(283)	$426	$(122)

Total (gains) losses included in net (income) loss attributable to liabilities still held:
Net investment income	$—	$—	$—
Net investment (gains) losses	(276)	431	(119)

Total	$(276)	$431	$(119)

Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases, sales and settlements of fixed maturity, equity and trading securities and purchases, issuances and settlements of derivative instruments.

Issuances and settlements presented for policyholder account balances represent the issuances and settlements of embedded derivatives associated with our GMWB liabilities where: issuances are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance and settlements are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled “included in net (income) loss” in the tables presented above.

Certain classes of instruments classified as Level 3 are excluded below as a result of not being material or due to limitations in being able to obtain the underlying inputs used by certain third-party sources, such as broker quotes, used as an input in determining fair value. The following table presents a summary of the significant unobservable inputs used for certain fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2012:

(Amounts in millions)	Valuation technique	Fair value	Unobservable input	Range (weighted-average)
Assets
Fixed maturity securities:
U.S. corporate	Matrix pricing	$2,554	Credit spreads	65bps-953bps (208bps)
Corporate—non-U.S.	Matrix pricing	1,908	Credit spreads	82bps-380bps (188bps)
Derivative assets:
Interest rate swaps	Discounted cash flows	2	Interest rate volatility	25%-28% (26%)
Credit default swaps (1)	Discounted cash flows	7	Credit spreads	9bps-112bps (56bps)
Equity index options	Discounted cash flows	25	Equity index volatility	14%-45% (31%)
Other assets (2)	Discounted cash flows	9	Discount rate	13%
Liabilities
Policyholder account balances:
			Withdrawal utilization rate	— %-98%
			Lapse rate	— %-25%
			Non-performance risk (credit spreads)	50bps-90bps (80bps)
GMWB embedded derivatives (3)	Stochastic cash flow model	350	Equity index volatility	18%-25% (22%)
Fixed index annuity embedded derivatives	Option budget method	27	Expected future interest credited	1%-4% (1%)
Derivative liabilities:
Credit default swaps (1)	Discounted cash flows	1	Credit spreads	112bps-119bps (115bps)

(1)	Unobservable input valuation based on the current market credit default swap premium.
(2)	Represents contingent receivables associated with recent business dispositions.
(3)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

Variable Interest and Securitization Entities	12 Months Ended
Dec. 31, 2012
Variable Interest and Securitization Entities

(18) Variable Interest and Securitization Entities

VIEs are generally entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest. We evaluate VIEs to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and who directs the activities of the entity that most significantly impact the economic results of the VIE. Our primary involvement related to VIEs includes:

•	asset securitization transactions,

•	certain investments and

•	certain mortgage insurance policies.

(a) Asset Securitizations

We have used former affiliates and third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with term securitization entities, as well as transactions with conduits that are sponsored by third parties.

The following table summarizes the total securitized assets as of December 31:

(Amounts in millions)	2012	2011
Receivables secured by:
Other assets	$151	$157

Total securitized assets not required to be consolidated	151	157

Total securitized assets required to be consolidated	424	487

Total securitized assets	$575	$644

Financial support for certain securitization entities was provided under credit support agreements that remain in place throughout the life of the related entities. Assets with credit support were funded by demand notes that were further enhanced with support provided by a third party. We provided limited recourse for a maximum of $40 million of credit losses related to one of our commercial mortgage loan entities that was required to be consolidated with total assets of $65 million and $91 million, respectively, as of December 31, 2012 and 2011. As of December 31, 2012, there were no amounts recorded for these limited recourse liabilities; however, we paid $1 million related to these limited recourse liabilities during 2012 thereby reducing the maximum limited recourse to $39 million. There were no amounts recorded or paid for these limited recourse liabilities as of December 31, 2011.

(b) Securitization and Variable Interest Entities Not Required To Be Consolidated

We are involved in certain securitization and VIEs where we are not required to consolidate the securitization entity.

Asset securitizations. We transferred assets to securitization entities that would be considered VIEs but we were not required to consolidate the securitization entities. These securitization entities were designed to have significant limitations on the types of assets owned and the types and extent of permitted activities and decision making rights. We evaluated our involvement in the entities’ design and our decision making ability regarding the assets held by the securitization entity and determined we would generally not be the party with power to direct the activities that significantly impact the economic performance of the entity.

In certain instances, we determined we were the party with power but did not have a variable interest in the entity. Our interest in the entities included servicer fees and excess interest on previous policy loan securitizations, where our benefit from our excess interest holding is subordinated to third-party holdings. Based on the composition of the assets in the securitization entity, there were no reasonable scenarios that would result in our interest receiving any significant benefit from the entity. As a result, our interest would not be considered a variable interest in the entity as a result of meeting certain requirements in the accounting guidance. Our retained interests in these entities were not significant in 2012 or 2011.

Following a securitization transaction, we retained the responsibility for servicing the receivables, and as such, were entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There were no servicing assets nor liabilities recorded as the benefits of servicing the assets were adequate to compensate an independent servicer for its servicing responsibilities.

There has been no new asset securitization activity in 2012 or 2011.

Investments. We hold investments in certain structures that are considered VIEs. Our investments represent beneficial interests that are primarily in the form of structured securities. Our involvement in these structures typically represent a passive investment in the returns generated by the VIE and typically do not result in having significant influence over the economic performance of the VIE. See note 4 for additional information related to our investments, which includes information related to structured securities, such as asset-backed and mortgage-backed securities. Our maximum exposure to loss represents our cost basis in the investments.

Mortgage insurance. We also provide mortgage insurance on certain residential mortgage loans originated and securitized by third parties using VIEs to issue mortgage-backed securities. While we provide mortgage insurance on the underlying loans, we do not typically have any ongoing involvement with the VIE other than our mortgage insurance coverage and do not act in a servicing or decision making capacity for the underlying loans held by the VIE.

(c) Securitization and Variable Interest Entities Required To Be Consolidated

As a result of adopting new accounting guidance for VIE consolidation on January 1, 2010, we were required to consolidate certain VIEs. Our involvement with VIEs that were required to be consolidated related to asset securitization transactions and certain investments, both of which are described in more detail below. Prior to being required to consolidate these entities, our interest in these entities was recorded in our consolidated financial statements as available-for-sale fixed maturity securities.

Asset securitizations. For VIEs related to asset securitization transactions, we were required to consolidate three securitization entities as a result of our involvement in the entities’ design or having certain decision making ability regarding the assets held by the securitization entity. These securitization entities were designed to have significant limitations on the types of assets owned and the types and extent of permitted activities and decision making rights. The three securitization entities that were required to be consolidated are comprised of two securitization entities backed by commercial mortgage loans and one backed by residual interests in certain policy loan securitization entities.

For one of our commercial mortgage loan securitization entities with total assets of $65 million and $91 million, respectively, as of December 31, 2012 and 2011, our economic interest represents the excess interest received on the loans compared to the interest paid on the entity’s obligation. Additionally, we provide limited recourse for credit losses up to a maximum of $39 million. We also act as the servicer for the underlying mortgage loans and have the ability to direct certain activities in accordance with the agreements related to the securitization entity.

For the other commercial mortgage loan securitization entity with total assets of $278 million and $327 million, respectively, as of December 31, 2012 and 2011, our economic interest represents the excess interest of the commercial mortgage loans and the subordinated notes of the securitization entity. The commercial mortgage loans are serviced by a third-party servicer and special servicer. However, we have the right to replace the special servicer without cause at any time. This right is recognized under accounting guidance as resulting in our effective control of the activities directed by the special servicer.

Our economic interest in the policy loan securitization entity represents the excess interest received from the residual interest in certain policy loan securitization entities and the floating rate obligation issued by the securitization entity. The securitization entity also contains an interest rate swap to mitigate the difference between the effective fixed receipt on the assets and the floating rate obligation issued by the securitization entity. Since there are no significant ongoing activities in the securitization entity, we evaluated the design of the entity upon inception when we transferred the residual interests in the securitization entity. Upon consolidation, we elected fair value option for the assets and liabilities for the securitization entity.

Investments. For VIEs related to certain investments, we were required to consolidate three securitization entities as a result of having certain decision making rights related to instruments held by the entities. These securitization entities were designed as synthetic collateralized debt obligations whereby the entities purchased highly rated asset-backed securities and entered into credit default swaps to generate income that would be passed to the noteholders of the entities. The entities also have the ability to settle any losses incurred on the credit default swap by providing the derivative counterparty asset-backed securities with a par amount equal to the loss incurred on the credit default swap. We hold the majority of the notes issued by the securitization entity and also have certain decision making rights related to the instruments held by the entity. Previously, we were not required to consolidate the securitization entity as a result of other noteholders absorbing the majority of expected losses from the entity. Upon consolidation, we elected fair value option for the assets and liabilities for the securitization entity.

The following table shows the assets and liabilities that were recorded for the consolidated securitization entities as of December 31:

(Amounts in millions)	2012	2011
Assets
Investments:
Restricted commercial mortgage loans	$341	$411
Restricted other invested assets:
Trading securities	393	376
Other	—	1

Total restricted other invested assets	393	377

Total investments	734	788
Cash and cash equivalents	1	3
Accrued investment income	2	1

Total assets	$737	$792

Liabilities
Other liabilities:
Derivative liabilities	$131	$206
Other liabilities	2	4

Total other liabilities	133	210
Borrowings related to securitization entities	336	396

Total liabilities	$469	$606

The assets and other instruments held by the securitization entities are restricted and can only be used to fulfill the obligations of the securitization entity. Additionally, the obligations of the securitization entities do not have any recourse to the general credit of any other consolidated subsidiaries, except $39 million of limited recourse related to a consolidated commercial mortgage loan securitization entity.

The following table shows the activity presented in our consolidated statement of income related to the consolidated securitization entities for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Revenues:
Net investment income:
Restricted commercial mortgage loans	$29	$40	$39
Restricted other invested assets	4	—	2

Total net investment income	33	40	41

Net investment gains (losses):
Trading securities	23	12	8
Derivatives	72	(62)	(19)
Commercial mortgage loans	—	—	(1)
Borrowings related to securitization entities recorded at fair value	(14)	3	9

Total net investment gains (losses)	81	(47)	(3)

Other income	1	—	—

Total revenues	115	(7)	38

Expenses:
Interest expense	21	26	29
Acquisition and operating expenses	1	1	1

Total expenses	22	27	30

Income (loss) before income taxes	93	(34)	8
Provision (benefit) for income taxes	33	(12)	3

Net income (loss)	$60	$(22)	$5

(d) Borrowings Related To Consolidated Securitization Entities

Borrowings related to securitization entities were as follows as of December 31:

	2012			2011
(Amounts in millions)	Principal amount		Carrying value	Principal amount		Carrying value
GFCM LLC, due 2035, 5.2541%	$97		$97	$147		$147
GFCM LLC, due 2035, 5.7426%	113		113	113		113
Genworth Special Purpose Two, LLC, due 2023, 6.0175%	65		65	88		88
Marvel Finance 2007-1 LLC, due 2017 (1), (3)	—		—	3		—
Marvel Finance 2007-4 LLC, due 2017 (1), (3)	12		7	12		6
Genworth Special Purpose Five, LLC, due 2040 (1), (3)	NA	(2)	54	NA	(2)	42

Total	$287		$336	$363		$396

(1)	Accrual of interest based on three-month LIBOR that resets every three months plus a fixed margin.
(2)	Principal amount not applicable. Notional balance was $117 million.
(3)	Carrying value represents fair value as a result of electing fair value option for these liabilities.

These borrowings are required to be paid down as principal is collected on the restricted investments held by the securitization entities and accordingly the repayment of these borrowings follows the maturity or prepayment, as permitted, of the restricted investments.

Insurance Subsidiary Financial Information and Regulatory Matters	12 Months Ended
Dec. 31, 2012
Insurance Subsidiary Financial Information and Regulatory Matters

(19) Insurance Subsidiary Financial Information and Regulatory Matters

Our insurance company subsidiaries are restricted by state and foreign laws and regulations as to the amount of dividends they may pay to their parent without regulatory approval in any year, the purpose of which is to protect affected insurance policyholders, depositors or investors. Any dividends in excess of limits are deemed “extraordinary” and require approval. Based on estimated statutory results as of December 31, 2012, in accordance with applicable dividend restrictions, our subsidiaries could pay dividends of approximately $1.1 billion to us in 2013 without obtaining regulatory approval. However, we do not expect our insurance subsidiaries to pay dividends to us in 2013 at this level as they retain capital for growth and to meet capital requirements and desired thresholds. There are no regulatory restrictions on the ability of our holding company to pay dividends. However, in November 2008, our Board of Directors decided to suspend the payment of dividends on our common stock indefinitely. The declaration and payment of future dividends to holders of our common stock will be at the discretion of our Board of Directors and will be dependent on many factors including the receipt of dividends from our operating subsidiaries, our financial condition and operating results, the capital requirements of our subsidiaries, legal requirements, regulatory constraints, our credit and financial strength ratings and such other factors as the Board of Directors deems relevant.

Our domestic insurance subsidiaries paid dividends of $374 million ($175 million of which were deemed “extraordinary”), $12 million (none of which were deemed “extraordinary”), and $47 million ($20 million of which were deemed “extraordinary”) during 2012, 2011 and 2010, respectively. Our international insurance subsidiaries paid dividends of $240 million, $414 million and $312 million during 2012, 2011 and 2010, respectively.

In addition to the guarantees discussed in notes 18 and 22, we have provided guarantees to third parties for the performance of certain obligations of our subsidiaries. We estimate that our potential obligations under such guarantees, other than the Rivermont I guarantee, were $65 million as of December 31, 2012 and 2011. We provide a limited guarantee to Rivermont I, an indirect subsidiary, which is accounted for as a derivative carried at fair value and is eliminated in consolidation. As of December 31, 2012 and 2011, the fair value of this derivative was $1 million and $6 million, respectively. We also provide an unlimited guarantee for the benefit of policyholders for the payment of valid claims by our mortgage insurance subsidiary located in the United Kingdom. However, based on risk in-force as of December 31, 2012, we believe our mortgage insurance subsidiary has sufficient reserves and capital to cover its policyholder obligations.

Our U.S. domiciled insurance subsidiaries file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed or permitted by such authorities. Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholders’ equity.

Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. Our U.S. domiciled insurance subsidiaries have no material permitted accounting practices, except for River Lake Insurance Company VI (“River Lake VI”), River Lake Insurance Company VII (“River Lake VII”), River Lake Insurance Company VIII (“River Lake VIII”), River Lake Insurance Company IX ((“River Lake IX”) together with River Lake VI, River Lake VII and River Lake VIII, the “SPFCs”) and Genworth Life Insurance Company of New York (“GLICNY”). The permitted practices of the SPFCs were an essential element of their design and were expressly included in their plans of operation and in the licensing orders issued by their domiciliary state regulators. Accordingly, we believe that the permitted practices will remain in effect for so long as we maintain the SPFCs. The permitted practices were as follows:

•

River Lake IX was granted a permitted accounting practice from the state of Vermont to carry its excess of loss reinsurance agreement with Brookfield Life and Annuity Insurance Company as an admitted asset.

•	River Lake VII and River Lake VIII were each granted a permitted accounting practice from the state of Vermont to carry their reserves on a basis similar to U.S. GAAP.

•

River Lake VI was granted a permitted accounting practice from the state of Delaware to record a portion of the undrawn amount of its existing letter of credit and any additional letters of credit as gross paid-in and contributed surplus, thereby including such amounts in its statutory surplus. The amount of the letters of credit recorded as gross paid-in and contributed surplus is equal to the excess of statutory reserves less the economic reserves.

•	GLICNY received a permitted practice from New York to exempt certain of its investments from a NAIC structured security valuation and ratings process.

The impact of these permitted practices on our combined U.S. domiciled life insurance subsidiaries’ statutory capital and surplus was $598 million and $618 million as of December 31, 2012 and 2011, respectively. If they had not used a permitted practice, no regulatory event would have been triggered.

The tables below include the combined statutory net loss and statutory capital and surplus for our U.S. domiciled insurance subsidiaries:

	Years ended December 31,
(Amounts in millions)	2012	2011	2010
Combined statutory net income (loss):
Life insurance subsidiaries, excluding captive life reinsurance subsidiaries	$378	$(69)	$24
Mortgage insurance subsidiaries	(137)	(684)	(925)

Combined statutory net loss, excluding captive reinsurance subsidiaries	241	(753)	(901)
Captive life insurance subsidiaries	(478)	(146)	(132)

Combined statutory net loss	$(237)	$(899)	$(1,033)

	As of December 31,
(Amounts in millions)	2012	2011
Combined statutory capital and surplus:
Life insurance subsidiaries, excluding captive life reinsurance subsidiaries	$2,550	$2,294
Mortgage insurance subsidiaries	735	792

Combined statutory capital and surplus	$3,285	$3,086

The statutory net income (loss) from our captive life reinsurance subsidiaries relates to the reinsurance of term and universal life insurance statutory reserves assumed from our U.S. domiciled life insurance companies. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties or secured by a third-party letter of credit. Accordingly, the life insurance subsidiaries’ combined statutory net income (loss) and distributable income are not affected by the statutory net income (loss) of the captives, except to the extent dividends are received from the captives. The combined statutory capital and surplus of our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $1,204 million and $1,518 million as of December 31, 2012 and 2011, respectively. Capital and surplus of our captive life reinsurance subsidiaries, excluding River Lake VI, River Lake VII, River Lake VIII and River Lake IX, include surplus notes (non-recourse funding obligations) as further described in note 13.

The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk; (ii) insurance risk; (iii) interest rate and equity market risk; and (iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor the RBC level of each of our life insurance subsidiaries. As of December 31, 2012 and 2011, each of our life insurance subsidiaries exceeded the minimum required RBC levels. The consolidated RBC ratio of our U.S. domiciled life insurance subsidiaries was approximately 430% and 405% of the company action level as of December 31, 2012 and 2011, respectively.

In 2011, the NAIC formed a Joint Working Group to review the statutory reserve requirements of the Valuation of Life Insurance Policies Regulation (more commonly known as “Regulation AXXX”), also known as Actuarial Guideline 38 (“AG 38”), impacting certain universal life insurance policies with secondary guarantees. In March 2012, the NAIC adopted a framework to address these reserving issues, and subsequently retained an actuarial consultant to help resolve the framework’s proposal for addressing in-force business and business that would be written in an interim period until the adoption of a principles-based reserve approach. In September 2012, subsequent to public exposure and significant public comment, the NAIC adopted the Joint Working Group’s proposals for new and in-force business subject to AG 38 provisions. We are addressing these new business requirements through revised product offerings and increased utilization of reinsurance for our new business. Over time, there can be no assurance that there will continue to be affordable reinsurance available. With respect to the in-force requirements, we have determined that approximately 11% of our universal life insurance reserves are subject to the new regulations, which require additional reserve adequacy testing. The financial impact related to the new reserving requirements on our in-force reserves subject to the new guidance was not significant.

For regulatory purposes, our U.S. mortgage insurance subsidiaries are required to maintain a statutory contingency reserve. Annual additions to the statutory contingency reserve must equal the greater of: (i) 50% of earned premiums or (ii) the required level of policyholders position, as defined by state insurance laws. These contingency reserves generally are held until the earlier of: (i) the time that loss ratios exceed 35% or (ii) ten years. The statutory contingency reserves for our U.S. mortgage insurance subsidiaries were approximately $6 million as of December 31, 2012.

As of December 31, 2012, Genworth Mortgage Insurance Corporation (“GEMICO”), our primary U.S. mortgage insurance subsidiary, exceeded the maximum risk-to-capital ratio of 25:1 established under North Carolina law and enforced by the North Carolina Department of Insurance (“NCDOI”). As of December 31, 2012 and 2011, GEMICO’s risk-to-capital ratio was approximately 36.9:1 and 32.9:1, respectively. As GEMICO was not required by the NCDOI to refile its prior statutory annual statements as a result of the correction of the premium refund accrual error, the risk-to-capital ratio has accordingly not been restated, and is presented as filed. Had we been required to refile our statutory annual statements, GEMICO’s risk-to-capital ratio would have been approximately five points higher as of December 31, 2012. On January 16, 2013, we announced a comprehensive U.S. mortgage insurance capital plan (the “Capital Plan”) that, when implemented, is expected to reduce GEMICO’s risk-to-capital ratio. However, notwithstanding the infusion of capital resulting from the recently announced capital plan, we expect GEMICO’s risk-to-capital ratio to remain pressured from expected losses and potentially to increase over time. The amount of such increases will depend principally on the level of future losses incurred by GEMICO and the amount of additional capital that is generated within the business or capital support that we may provide. Our estimate of the amount and timing of future losses is inherently uncertain, requires significant judgment and may change significantly over time. However, effective January 31, 2011, the NCDOI granted GEMICO a revocable waiver of compliance with its risk-to-capital requirement. The waiver as amended, which the NCDOI can modify or terminate at any time in its discretion, gives GEMICO the ability to continue to write new business in North Carolina through July 31, 2014. Ten additional states are currently providing GEMICO with revocable waivers (or the equivalent) to their risk-to-capital requirements to also allow GEMICO to continue to write new business through July 31, 2014 except for two states whose waivers expire earlier (where we are in the process of seeking additional extensions through July 31, 2014, although one state, the state of Illinois, granted an interim extension through March 31, 2013). Thirty-four of the states in which GEMICO operates do not impose their own risk-to-capital requirements; consequently, GEMICO is permitted to continue to write business in those states so long as it is permitted to write business in North Carolina. These waivers (including from the NCDOI), their equivalents and other approvals remain revocable at the discretion of the applicable regulator. Five states have not waived their maximum 25:1 risk-to-capital ratio requirement. In four of these states, we write new business out of another insurance subsidiary, Genworth Residential Mortgage Assurance Corporation, and in the fifth state, out of Genworth Residential Mortgage Insurance Corporation of North Carolina. Operating in this manner remains subject to the ongoing approval of the relevant states and compliance with risk-to-capital requirements (which will be largely a function of the amount of business written by these subsidiaries). The government-sponsored enterprises also have approved operating out of other insurance subsidiaries subject to specified conditions through December 31, 2013.

On January 31, 2013, our European mortgage insurance subsidiaries received a $21 million cash capital contribution. We then subsequently contributed the shares of our European mortgage insurance subsidiaries with an estimated value of $230 million to our U.S. mortgage insurance subsidiaries to increase the statutory capital in those companies as part of the Capital Plan for our U.S. mortgage insurance subsidiaries.

Our international insurance subsidiaries also prepare financial statements in accordance with local regulatory requirements. As of December 31, 2012 and 2011, combined local statutory capital and surplus for our international insurance subsidiaries was $8,076 million and $7,683 million, respectively. Combined local statutory net income for our international insurance subsidiaries was $1,190 million, $1,194 million and $715 million for the years ended December 31, 2012, 2011 and 2010, respectively. The regulatory authorities in these international jurisdictions generally establish supervisory solvency requirements. Our international insurance subsidiaries had combined surplus levels that exceeded local solvency requirements by $3,755 million and $3,701 million as of December 31, 2012 and 2011, respectively.

Our international insurance subsidiaries do not have any material accounting practices that differ from local regulatory requirements other than one of our insurance subsidiaries domiciled in Bermuda, which was granted approval from the Bermuda Monetary Authority to record a parental guarantee as statutory capital related to an internal reinsurance agreement. The amount recorded as statutory capital is equal to the excess of NAIC statutory reserves less the economic reserves up to the amount of the guarantee resulting in an increase in statutory capital of $338 million and $339 million as of December 31, 2012 and 2011, respectively.

Certain of our insurance subsidiaries have securities on deposit with various state or foreign government insurance departments in order to comply with relevant insurance regulations. See note 4(d) for additional information related to these deposits. Additionally, under the terms of certain reinsurance agreements that our life insurance subsidiaries have with external parties, we pledged assets in either separate portfolios or in trust for the benefit of external reinsurers. These assets support the reserves ceded to those external reinsurers. See note 9 for additional information related to these pledged assets under reinsurance agreements. Certain of our U.S. life insurance subsidiaries are also members of regional FHLBs and the FHLBs have been granted a lien on certain of our invested assets to collateralize our obligations. See note 10 for additional information related to these pledged assets with the FHLBs.

Our insurance subsidiary domiciled in Canada had an agreement with the Canadian government (the “Government Guarantee Agreement”) under which it guarantees the benefits payable under a mortgage insurance policy, less 10% of the original principal amount of an insured loan, in the event that we fail to make claim payments with respect to that loan because of insolvency. On January 1, 2013, the Protection of Residential Mortgage or Hypothecary Insurance Act (Canada) (“PRMHIA”) came into force. Under PRMHIA, the Canadian government will continue to provide the same level of guarantee that the government previously provided under the Government Guarantee Agreement and all mortgages that were previously insured and covered by the Government Guarantee Agreement will continue to be covered by PRMHIA. As of January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund, were terminated. The amount held in the Canadian government guarantee fund of $985 million as of December 31, 2012 reverted back to us on January 1, 2013. We previously paid the Canadian government a risk premium for this guarantee and made other payments to a reserve fund in respect of the government’s obligation. As of December 31, 2011, assets previously included in the government guarantee fund were $719 million. As a result of the elimination of the guarantee fund, we will be required to hold higher regulatory capital under PRMHIA and the Insurance Companies Act of Canada.

Segment Information	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Segment Information

(8) Segment Information

We currently operate through three divisions: U.S. Life Insurance, Global Mortgage Insurance and Corporate and Other. Under these divisions, there are five operating business segments. The U.S. Life Insurance Division includes the U.S. Life Insurance segment. The Global Mortgage Insurance Division includes the International Mortgage Insurance and U.S. Mortgage Insurance segments. The Corporate and Other Division includes the International Protection and Runoff segments and Corporate and Other activities. Our operating business segments are as follows: (1) U.S. Life Insurance, which includes our life insurance, long-term care insurance and fixed annuities businesses; (2) International Mortgage Insurance, which includes mortgage insurance-related products and services; (3) U.S. Mortgage Insurance, which includes mortgage insurance-related products and services; (4) International Protection Insurance, which includes our lifestyle protection insurance business; and (5) Runoff, which includes the results of non-strategic products which are no longer actively sold. Our non-strategic products primarily include our variable annuity, variable life insurance, institutional, corporate-owned life insurance and other accident and health insurance products. Institutional products consist of: funding agreements, FABNs and GICs.

We also have Corporate and Other activities which include debt financing expenses that are incurred at our holding company level, unallocated corporate income and expenses, eliminations of inter-segment transactions and the results of other businesses that are managed outside of our operating segments.

We use the same accounting policies and procedures to measure segment income (loss) and assets as our consolidated net income and assets. Our chief operating decision maker evaluates segment performance and allocates resources on the basis of “net operating income (loss).” We define net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A component of our net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments and gains (losses) on the sale of businesses are also excluded from net operating income (loss) because, in our opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss) if, in our opinion, they are not indicative of overall operating trends. There were no infrequent or unusual items excluded from net operating income during the periods presented.

While some of these items may be significant components of net income available to Genworth’s common stockholders in accordance with U.S. GAAP, we believe that net operating income, and measures that are derived from or incorporate net operating income, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income have occurred in the past and could, and in some cases will, recur in the future. Net operating income is not a substitute for net income available to Genworth’s common stockholders determined in accordance with U.S. GAAP. In addition, our definition of net operating income may differ from the definitions used by other companies.

The following is a summary of revenues for our segments and Corporate and Other activities for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Revenues:
U.S. Life Insurance segment:
Life insurance	$494	$373
Long-term care insurance	775	775
Fixed annuities	252	294

U.S. Life Insurance segment’s revenues	1,521	1,442

International Mortgage Insurance segment:
Canada	192	198
Australia	143	133
Other Countries	10	15

International Mortgage Insurance segment’s revenues	345	346

U.S. Mortgage Insurance segment’s revenues	154	188

International Protection segment’s revenues	205	218

Runoff segment’s revenues	43	133

Corporate and Other’s revenues	35	(12)

Total revenues	$2,303	$2,315

The following is a summary of net operating income (loss) for our segments and Corporate and Other activities and a reconciliation of net operating income (loss) for our segments and Corporate and Other activities to net income for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
U.S. Life Insurance segment:
Life insurance	$36	$6
Long-term care insurance	20	35
Fixed annuities	29	23

U.S. Life Insurance segment’s net operating income	85	64

International Mortgage Insurance segment:
Canada	42	37
Australia	46	(21)
Other Countries	(7)	(9)

International Mortgage Insurance segment’s net operating income	81	7

U.S. Mortgage Insurance segment’s net operating income (loss)	21	(44)

International Protection segment’s net operating income	6	5

Runoff segment’s net operating income	16	35

Corporate and Other’s net operating loss	(58)	(50)

Net operating income	151	17
Net investment gains (losses), net of taxes and other adjustments	(28)	17
Income (loss) from discontinued operations, net of taxes	(20)	12

Net income available to Genworth’s common stockholders	103	46
Add: net income attributable to noncontrolling interests	38	33

Net income	$141	$79

The following is a summary of total assets for our segments and Corporate and Other activities as of the dates indicated:

(Amounts in millions)	March 31, 2013	December 31, 2012
Assets:
U.S. Life Insurance	$78,718	$79,214
International Mortgage Insurance	9,934	10,063
U.S. Mortgage Insurance	2,201	2,357
International Protection	2,049	2,145
Runoff	15,435	15,308
Corporate and Other	3,299	3,786

Segment assets from continuing operations	111,636	112,873
Assets associated with discontinued operations	439	439

Total assets	$112,075	$113,312

(20) Segment Information

(a) Operating Segment Information

In October 2012, we announced developments to our strategy and we now operate through three divisions: U.S. Life Insurance, Global Mortgage Insurance and Corporate and Other. Under these divisions, there are five operating business segments. The U.S. Life Insurance Division includes the U.S. Life Insurance segment. The Global Mortgage Insurance Division includes the International Mortgage Insurance and U.S. Mortgage Insurance segments. The Corporate and Other Division includes the International Protection and Runoff segments and Corporate and Other activities. Our operating business segments are as follows: (1) U.S. Life Insurance, which includes our life insurance, long-term care insurance and fixed annuities businesses; (2) International Mortgage Insurance, which includes mortgage insurance-related products and services; (3) U.S. Mortgage Insurance, which includes mortgage insurance-related products and services; (4) International Protection Insurance, which includes our lifestyle protection insurance business; and (5) Runoff, which includes the results of non-strategic products which are no longer actively sold. Our non-strategic products primarily include our variable annuity, variable life insurance, institutional, corporate-owned life insurance and Medicare supplement insurance products. Institutional products consist of: funding agreements, FABNs and GICs.

We also have Corporate and Other activities which include debt financing expenses that are incurred at our holding company level, unallocated corporate income and expenses, eliminations of inter-segment transactions and the results of other businesses that are managed outside of our operating segments.

We use the same accounting policies and procedures to measure segment income (loss) and assets as our consolidated net income (loss) and assets. Our chief operating decision maker evaluates segment performance and allocates resources on the basis of “net operating income (loss).” We define net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A component of our net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments and gains (losses) on the sale of businesses are also excluded from net operating income (loss) because, in our opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss) if, in our opinion, they are not indicative of overall operating trends.

In the third quarter of 2012, we revised our definition of net operating income (loss) to exclude goodwill impairments to better reflect the basis on which the performance of our business is internally assessed and to reflect management’s opinion that it is not indicative of overall operating trends. There was an $86 million after-tax goodwill impairment related to our lifestyle protection insurance business recorded in the third quarter of 2012 and a $19 million after-tax goodwill impairment related to our reverse mortgage business recorded in the fourth quarter of 2011. We also modified our definition to explicitly state that gains (losses) on the sale of businesses, which were previously included in the infrequent and unusual category, are excluded from net operating income (loss). There was a $36 million gain related to the sale of our Medicare supplement insurance business recorded in the fourth quarter of 2011. All prior periods have been re-presented to reflect this new definition.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than a $106 million tax benefit related to separation from our former parent recorded in the first quarter of 2010.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, we believe that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders determined in accordance with U.S. GAAP. In addition, our definition of net operating income (loss) may differ from the definitions used by other companies.

The following is a summary of our segments and Corporate and Other activities as of or for the years ended December 31:

2012	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other	Total
(Amounts in millions)
Premiums	$2,789	$1,016	$549	$682	$5	$—	$5,041
Net investment income	2,594	375	68	131	145	30	3,343
Net investment gains (losses)	(8)	16	36	6	24	(47)	27
Insurance and investment product fees and other	875	1	23	3	207	120	1,229

Total revenues	6,250	1,408	676	822	381	103	9,640

Benefits and other changes in policy reserves	3,950	516	725	150	37	—	5,378
Interest credited	643	—	—	—	132	—	775
Acquisition and operating expenses, net of deferrals	677	55	143	483	79	157	1,594
Amortization of deferred acquisition costs and intangibles	477	64	5	113	51	12	722
Goodwill impairment	—	—	—	89	—	—	89
Interest expense	86	36	—	45	1	308	476

Total benefits and expenses	5,833	671	873	880	300	477	9,034

Income (loss) from continuing operations before income taxes	417	737	(197)	(58)	81	(374)	606
Provision (benefit) for income taxes	143	188	(83)	1	23	(134)	138

Income (loss) from continuing operations	274	549	(114)	(59)	58	(240)	468
Income from discontinued operations, net of taxes	—	—	—	—	—	57	57

Net income (loss)	274	549	(114)	(59)	58	(183)	525
Less: net income attributable to noncontrolling interests	—	200	—	—	—	—	200

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$274	$349	$(114)	$(59)	$58	$(183)	$325

Segment assets	$79,214	$10,063	$2,357	$2,145	$15,308	$3,786	$112,873
Assets associated with discontinued operations	—	—	—	—	—	439	439

Total assets	$79,214	$10,063	$2,357	$2,145	$15,308	$4,225	$113,312

2011	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other	Total
(Amounts in millions)
Premiums	$2,979	$1,063	$547	$839	$260	$—	$5,688
Net investment income	2,538	393	104	173	140	32	3,380
Net investment gains (losses)	(73)	42	46	(1)	(174)	(35)	(195)
Insurance and investment product fees and other	686	9	5	11	299	40	1,050

Total revenues	6,130	1,507	702	1,022	525	37	9,923

Benefits and other changes in policy reserves	3,789	458	1,325	135	234	—	5,941
Interest credited	659	—	—	—	135	—	794
Acquisition and operating expenses, net of deferrals	736	248	156	590	142	58	1,930
Amortization of deferred acquisition costs and intangibles	297	66	5	143	70	12	593
Goodwill impairment	—	—	—	—	—	29	29
Interest expense	104	31	—	38	2	331	506

Total benefits and expenses	5,585	803	1,486	906	583	430	9,793

Income (loss) from continuing operations before income taxes	545	704	(784)	116	(58)	(393)	130
Provision (benefit) for income taxes	189	212	(290)	26	(21)	(127)	(11)

Income (loss) from continuing operations	356	492	(494)	90	(37)	(266)	141
Income from discontinued operations, net of taxes	—	—	—	—	—	36	36

Net income (loss)	356	492	(494)	90	(37)	(230)	177
Less: net income attributable to noncontrolling interests	—	139	—	—	—	—	139

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$356	$353	$(494)	$90	$(37)	$(230)	$38

Segment assets	$75,547	$9,643	$2,966	$2,375	$16,031	$5,119	$111,681
Assets associated with discontinued operations	—	—	—	—	—	506	506

Total assets	$75,547	$9,643	$2,966	$2,375	$16,031	$5,625	$112,187

2010	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other	Total
(Amounts in millions)
Premiums	$3,004	$994	$574	$939	$322	$—	$5,833
Net investment income	2,473	355	116	154	130	38	3,266
Net investment gains (losses)	(159)	15	33	5	(2)	(35)	(143)
Insurance and investment product fees and other	468	8	10	14	215	45	760

Total revenues	5,786	1,372	733	1,112	665	48	9,716

Benefits and other changes in policy reserves	3,654	390	1,491	196	270	—	6,001
Interest credited	685	—	—	—	156	—	841
Acquisition and operating expenses, net of deferrals	704	238	152	609	155	80	1,938
Amortization of deferred acquisition costs and intangibles	308	58	6	162	75	13	622
Interest expense	103	8	—	51	2	293	457

Total benefits and expenses	5,454	694	1,649	1,018	658	386	9,859

Income (loss) from continuing operations before income taxes	332	678	(916)	94	7	(338)	(143)
Provision (benefit) for income taxes	117	166	(338)	21	(12)	(233)	(279)

Income (loss) from continuing operations	215	512	(578)	73	19	(105)	136
Income from discontinued operations, net of taxes	—	—	—	—	—	45	45

Net income (loss)	215	512	(578)	73	19	(60)	181
Less: net income attributable to noncontrolling interests	—	143	—	—	—	—	143

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$215	$369	$(578)	$73	$19	$(60)	$38

(b) Revenues of Major Product Groups

The following is a summary of revenues of major product groups for our segments and Corporate and Other activities for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Revenues:
U.S. Life Insurance segment:
Life insurance	$1,926	$2,042	$1,778
Long-term care insurance	3,207	3,002	2,834
Fixed annuities	1,117	1,086	1,174

U.S. Life Insurance segment’s revenues	6,250	6,130	5,786

International Mortgage Insurance segment:
Canada	786	823	796
Australia	567	612	496
Other Countries	55	72	80

International Mortgage Insurance segment’s revenues	1,408	1,507	1,372

U.S. Mortgage Insurance segment’s revenues	676	702	733

International Protection segment’s revenues	822	1,022	1,112

Runoff segment’s revenues	381	525	665

Corporate and Other’s revenues	103	37	48

Total revenues	$9,640	$9,923	$9,716

(c) Net Operating Income (Loss)

The following is a summary of net operating income (loss) for our segments and Corporate and Other activities for the years ended December 31:

(Amounts in millions)	2012	2011	2010
U.S. Life Insurance segment:
Life insurance	$107	$211	$106
Long-term care insurance	101	99	121
Fixed annuities	82	78	82

U.S. Life Insurance segment’s net operating income	290	388	309

International Mortgage Insurance segment:
Canada	234	159	176
Australia	142	196	203
Other Countries	(34)	(27)	(17)

International Mortgage Insurance segment’s net operating income	342	328	362

U.S. Mortgage Insurance segment’s net operating loss	(138)	(524)	(599)

International Protection segment’s net operating income	24	91	70

Runoff segment’s net operating income	46	27	23

Corporate and Other’s net operating loss	(209)	(225)	(189)

Net operating income (loss)	355	85	(24)
Net investment gains (losses), net of taxes and other adjustments	(1)	(100)	(89)
Income from discontinued operations, net of taxes	57	36	45
Goodwill impairment, net of taxes	(86)	(19)	—
Gain on sale of business, net of taxes	—	36	—
Net tax benefit related to separation from our former parent	—	—	106

Net income available to Genworth Financial, Inc.’s common stockholders	325	38	38
Add: net income attributable to noncontrolling interests	200	139	143

Net income	$525	$177	$181

(d) Geographic Segment Information

We conduct our operations in two geographic regions: (1) United States and (2) International.

The following is a summary of geographic region activity as of or for the years ended December 31:

2012
(Amounts in millions)	United States	International	Total
Total revenues	$7,410	$2,230	$9,640

Income (loss) from continuing operations	$(22)	$490	$468

Net income	$35	$490	$525

Segment assets	$100,665	$12,208	$112,873

Assets associated with discontinued operations	$439	$—	$439

Total assets	$101,104	$12,208	$113,312

2011
(Amounts in millions)	United States	International	Total
Total revenues	$7,394	$2,529	$9,923

Income (loss) from continuing operations	$(441)	$582	$141

Net income (loss)	$(405)	$582	$177

Segment assets	$99,663	$12,018	$111,681

Assets associated with discontinued operations	$506	$—	$506

Total assets	$100,169	$12,018	$112,187

2010
(Amounts in millions)	United States	International	Total
Total revenues	$7,232	$2,484	$9,716

Income (loss) from continuing operations	$(449)	$585	$136

Net income (loss)	$(404)	$585	$181

Quarterly Results of Operations (unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Results of Operations (unaudited)

(21) Quarterly Results of Operations (unaudited)

Our unaudited quarterly results of operations for the year ended December 31, 2012 are summarized in the table below.

(Amounts in millions, except per share amounts)	Three months ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Total revenues	$2,315	$2,402	$2,456	$2,467

Total benefits and expenses (1)	$2,233	$2,293	$2,374	$2,134

Income from continuing operations (1)	$67	$82	$59	$260

Income from discontinued operations, net of taxes	$12	$27	$12	$6

Net income (1)	$79	$109	$71	$266

Net income attributable to noncontrolling interests (1)	$33	$33	$36	$98

Net income available to Genworth Financial, Inc.’s common stockholders (1)	$46	$76	$35	$168

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.07	$0.10	$0.05	$0.33

Diluted	$0.07	$0.10	$0.05	$0.33

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.09	$0.16	$0.07	$0.34

Diluted	$0.09	$0.16	$0.07	$0.34

Weighted-average common shares outstanding:
Basic	491.2	491.5	491.7	491.9
Diluted	495.7	493.9	493.9	493.9

(1)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.’s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Our unaudited quarterly results of operations for the year ended December 31, 2011 are summarized in the table below.

(Amounts in millions, except per share amounts)	Three months ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Total revenues	$2,455	$2,532	$2,426	$2,510

Total benefits and expenses	$2,364	$2,669	$2,414	$2,346

Income (loss) from continuing operations	$79	$(138)	$(11)	$211

Income from discontinued operations, net of taxes	$13	$27	$19	$(23)

Net income (loss)	$92	$(111)	$8	$188

Net income attributable to noncontrolling interests	$34	$36	$36	$33

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$58	$(147)	$(28)	$155

Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.09	$(0.36)	$(0.10)	$0.36

Diluted	$0.09	$(0.36)	$(0.10)	$0.36

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.12	$(0.30)	$(0.06)	$0.32

Diluted	$0.12	$(0.30)	$(0.06)	$0.31

Weighted-average common shares outstanding:
Basic (1)	490.1	490.6	490.8	490.9
Diluted (1)	494.4	490.6	490.8	492.7

(1)

As a result of our net loss for the three months ended June 30, 2011 and September 30, 2011, we were required under applicable accounting guidance, to use basic weighted-average common shares outstanding in the calculation of the diluted loss per share, as the inclusion of shares for stock options, RSUs and SARs of 3.7 million and 1.7 million, respectively, would have been antidilutive to the calculation. If we had not incurred a net loss, dilutive potential common shares would have been 494.3 million and 492.5 million, respectively, for the three months ended June 30, 2011 and September 30, 2011.

Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Commitments and Contingencies

(7) Commitments and Contingencies

(a) Litigation

We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, increases to in-force long-term care insurance premiums, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers, our pricing structures and business practices in our mortgage insurance businesses, such as captive reinsurance arrangements with lenders and contract underwriting services, violations of the Real Estate Settlement and Procedures Act of 1974 (“RESPA”) or related state anti-inducement laws, and mortgage insurance policy rescissions and curtailments, and breaching fiduciary or other duties to customers, including but not limited to breach of customer information. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations.

As previously disclosed, in January 2012, we, along with other mortgage insurance companies, received an information request from the Consumer Financial Protection Bureau (“CFPB”) requesting information from our U.S. mortgage insurance subsidiaries with respect to reinsurance arrangements, including captive reinsurance transactions, as part of the CFPB’s review of such arrangements in the mortgage insurance industry. The CFPB further sent to our subsidiary and other mortgage insurance companies a Civil Investigative Demand, dated June 20, 2012 (the “CFPB Demand”), seeking production of specified documents and responses to questions set forth in the CFPB Demand. In April 2013, the U.S. mortgage insurance subsidiaries and other mortgage insurance companies agreed to settle with the CFPB to end the agency’s review. As part of the settlement, the subsidiaries will refrain from certain reinsurance arrangements for a period of 10 years and such subsidiaries will pay approximately $4 million.

As previously disclosed, beginning in December 2011 and continuing through January 2013, one of our U.S. mortgage insurance subsidiaries was named along with several other mortgage insurance participants and mortgage lenders as a defendant in twelve putative class action lawsuits alleging that certain “captive reinsurance arrangements” were in violation of RESPA. The Barlee case was dismissed by the Court with prejudice as to our subsidiary and certain other defendants on February 27, 2013. In the Riddle case, the defendants’ motion to dismiss was denied, but the Court limited discovery at this stage to issues surrounding the statute of limitations. We intend to vigorously defend the remaining actions.

At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. In light of the inherent uncertainties involved in these matters, no amounts have been accrued. We also are not able to provide an estimate or range of possible losses related to these matters.

(b) Commitments

As of March 31, 2013, we were committed to fund $64 million in limited partnership investments and $60 million in U.S. commercial mortgage loan investments.

(22) Commitments and Contingencies

(a) Litigation

We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, increases to in-force long-term care insurance premiums, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers, our pricing structures and business practices in our mortgage insurance businesses, such as captive reinsurance arrangements with lenders and contract underwriting services, violations of the Real Estate Settlement and Procedures Act of 1974 (“RESPA”) or related state anti-inducement laws, and mortgage insurance policy rescissions and curtailments, and breaching fiduciary or other duties to customers, including but not limited to breach of customer information. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations.

In May 2005, each of our U.S. mortgage insurance subsidiaries received an information request from the State of New York Insurance Department with respect to captive reinsurance transactions with lender-affiliated reinsurers and other types of arrangements in which lending institutions receive from our subsidiaries any form of payment, compensation or other consideration in connection with issuance of a policy covering a mortgagor of the lending institution. In February 2006, we received a follow-up industry-wide inquiry from New York requesting supplemental information. In addition, in early 2006 as part of an industry-wide review, one of our U.S. mortgage insurance subsidiaries received an administrative subpoena from the Minnesota Department of Commerce, which has jurisdiction over insurance matters, with respect to our reinsurance arrangements, including captive reinsurance transactions. In addition, in June 2008, the same subsidiary received from the Minneapolis, Minnesota office of the Inspector General for the U.S. Department of Housing and Urban Development, a subpoena requesting information substantially similar to the Minnesota Department of Commerce’s request. Since 2008, the Minnesota Department of Commerce has periodically requested additional information. In December 2011, the same subsidiary received a subpoena from the United States Department of Housing and Urban Development, Office of Inspector General (“HUD”) with respect to reinsurance arrangements, including captive reinsurance transactions. In January 2012, we received an information request from the Consumer Financial Protection Bureau (“CFPB”) requesting information from our mortgage insurance subsidiaries with respect to reinsurance arrangements, including captive reinsurance transactions. HUD thereafter formally withdrew its subpoena. The CFPB further sent to our subsidiary a Civil Investigative Demand, dated June 20, 2012 (the “CFPB Demand”), seeking production of specified documents and responses to questions set forth in the CFPB Demand. While we intend to cooperate with the CFPB as appropriate in connection with the CFPB Demand, we also filed a petition challenging the scope and breadth of the CFPB Demand. We are also engaged in industry-wide discussions with the CFPB regarding their inquiry on this topic. With respect to the other inquiries, we have responded or will respond to these industry-wide regulatory inquiries and follow-up inquiries, and will cooperate as appropriate with respect to any follow-up requests or inquiries.

Beginning in December 2011 and continuing through January 2013, one of our U.S. mortgage insurance subsidiaries was named along with several other mortgage insurance participants and mortgage lenders as a defendant in twelve putative class action lawsuits alleging that certain “captive reinsurance arrangements” were in violation of RESPA. Those cases are captioned as follows: Samp, et al. v. JPMorgan Chase Bank, N.A., et al., United States District Court for the Central District of California; White, et al., v. The PNC Financial Services Group, Inc., et al., United States District Court for the Eastern District of Pennsylvania; Menichino, et al. v. Citibank NA, et al., United States District Court for the Western District of Pennsylvania; McCarn, et al. v. HSBC USA, Inc., et al., United States District Court for the Eastern District of California; Manners, et al., v. Fifth Third Bank, et al., United States District court for the Western District of Pennsylvania; Riddle, et al. v. Bank of America Corporation, et al., United States District Court for the Eastern District of Pennsylvania; Rulison et al. v. ABN AMRO Mortgage Group, Inc. et al., United States District Court for the Southern District of New York; Barlee, et al. v. First Horizon National Corporation, et al., United States District Court for the Eastern District of Pennsylvania; Cunningham, et al. v. M&T Bank Corp., et al., United States District Court for the Middle District of Pennsylvania; Orange, et al. v. Wachovia Bank, N.A., et al., United States District Court for the Central District of California; Hill et al. v. Flagstar Bank, FSB, et al., United States District Court for the Eastern District of Pennsylvania; and Moriba BA, et al. v. HSBC USA, Inc., et al., United States District Court for the Eastern District of Pennsylvania. Plaintiffs allege that “captive reinsurance arrangements” with providers of private mortgage insurance whereby a mortgage lender through captive reinsurance arrangements received a portion of the borrowers’ private mortgage insurance premiums were in violation of RESPA and unjustly enriched the defendants for which plaintiffs seek declaratory relief and unspecified monetary damages, including restitution. The Rulison case was voluntarily dismissed by the plaintiffs on July 3, 2012. The McCarn case was dismissed by the Court with prejudice as to our subsidiary and certain other defendants on November 9, 2012. We intend to vigorously defend the remaining actions.

In December 2009, one of our non-insurance subsidiaries, one of the subsidiary’s officers and Genworth Financial, Inc. were named in a putative class action lawsuit captioned Michael J. Goodman and Linda Brown v. Genworth Financial Wealth Management, Inc., et al., in the United States District Court for the Eastern District of New York. Plaintiffs allege securities law and other violations involving the selection of mutual funds by our subsidiary on behalf of certain of its Private Client Group clients. The lawsuit seeks unspecified monetary damages and other relief. In response to our motion to dismiss the complaint in its entirety, the Court granted the motion to dismiss the state law fiduciary duty claim and denied the motion to dismiss the remaining federal claims. Oral argument on plaintiffs’ motion to certify a class, originally scheduled for January 9, 2013, was conducted on January 30, 2013, but the Court has not yet issued a decision. We will continue to vigorously defend this action.

In June 2011, we received a subpoena from the office of the New York Attorney General relating to an industry-wide investigation of unclaimed property and escheatment practices and procedures. In addition to the subpoena, other state regulators are conducting reviews and examinations on the same subject. We are cooperating with these requests and inquiries.

In April 2012, two of our U.S. mortgage insurance subsidiaries were named as respondents in two arbitrations, one brought by Bank of America, N.A., and one brought by Countrywide Home Loans, Inc. and Bank of America, N.A., as claimants. Claimants allege breach of contract and breach of the covenant of good faith and fair dealing, and seek a declaratory judgment relating to our subsidiaries’ mortgage insurance claims handling practices in connection with denying, curtailing or rescinding coverage of mortgage insurance. Claimants seek damages in excess of $834 million, in addition to interest and punitive damages. In June 2012, our U.S. mortgage insurance subsidiaries responded to the arbitration demands and asserted numerous counterclaims against the claimants. We intend to vigorously defend these actions and pursue the counterclaims.

At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. In light of the inherent uncertainties involved in these matters, no amounts have been accrued. We also are not able to provide an estimate or range of possible losses related to these matters.

(b) Commitments

As of December 31, 2012, we were committed to fund $64 million in limited partnership investments and $44 million in U.S. commercial mortgage loan investments.

In connection with the issuance of non-recourse funding obligations by Rivermont I, Genworth entered into a liquidity commitment agreement with the third-party trusts in which the floating rate notes have been deposited. The liquidity agreement may require that Genworth issue to the trusts either a loan or a letter of credit (“LOC”), at maturity of the notes (2050), in the amount equal to the then market value of the assets supporting the notes held in the trust. Any loan or LOC issued is an obligation of the trust and shall accrue interest at LIBOR plus a margin. In consideration for entering into this agreement, Genworth received, from Rivermont I, a one-time commitment fee of approximately $2 million. The maximum potential amount of future obligation under this agreement is approximately $95 million.

Noncontrolling Interests	12 Months Ended
Dec. 31, 2012
Noncontrolling Interests

(23) Noncontrolling Interests

In July 2009, Genworth Canada, our indirect subsidiary, completed the initial public offering of its common shares and Brookfield Life Assurance Company Limited (“Brookfield”), our indirect wholly-owned subsidiary, beneficially owned 57.5% of the common shares of Genworth Canada.

In August 2010, Genworth Canada repurchased 12.3 million common shares for CAD$325 million through a substantial issuer bid. Brookfield participated in the issuer bid by making a proportionate tender and received CAD$187 million and Brookfield continued to hold approximately 57.5% of the outstanding common shares of Genworth Canada.

In June 2011, Genworth Canada repurchased approximately 6.2 million common shares for CAD$160 million through a substantial issuer bid. Brookfield participated in the issuer bid by making a proportionate tender and received CAD$90 million and Brookfield continued to hold approximately 57.5% of the outstanding common shares of Genworth Canada in June 2011.

In August 2011, we executed a non-cash intercompany transaction to increase the statutory capital in our U.S. mortgage insurance companies by contributing to those companies a portion of the common shares of Genworth Canada that were held by Brookfield outside of our U.S. mortgage insurance business, with an estimated market value of $375 million. We continue to hold approximately 57.5% of the outstanding common shares of Genworth Canada on a consolidated basis. In addition, Brookfield has the right, exercisable at its discretion, to purchase for cash these common shares of Genworth Canada from our U.S. mortgage insurance companies at the then-current market price. Brookfield also has a right of first refusal with respect to the transfer of these common shares of Genworth Canada by our U.S. mortgage insurance companies.

In 2012, 2011 and 2010, dividends of $50 million, $67 million and $43 million, respectively, were paid to the noncontrolling interests.

Discontinued Operations	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Discontinued Operations

(10) Discontinued Operations

On March 27, 2013, we announced that we had agreed to sell our wealth management business to AqGen Liberty Acquisition, Inc., a subsidiary of AqGen Liberty Holdings LLC, a partnership of Aquiline Capital Partners and Genstar Capital, for approximately $412 million. As a result, this business has been accounted for as discontinued operations and its financial position, results of operations and cash flows are separately reported for all periods presented. The sale is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals. Our wealth management business, previously a separate segment, is separately presented and all prior periods reflected herein have been re-presented on this basis.

The assets and liabilities associated with discontinued operations prior to the sale have been segregated in our consolidated balance sheets. The major assets and liability categories were as follows as of the dates indicated:

(Amounts in millions)	March 31, 2013	December 31, 2012
Assets
Other invested assets	$10	$10
Cash and cash equivalents	22	21
Intangible assets	116	115
Goodwill	247	260
Other assets	44	33

Assets associated with discontinued operations	$439	$439

Liabilities
Other liabilities	$70	$48
Deferred tax liability	16	13

Liabilities associated with discontinued operations	$86	$61

Summary operating results of discontinued operations were as follows for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Revenues	$78	$111

Income (loss) before income taxes	$(19)	$20
Provision for income taxes	1	8

Income (loss) from discontinued operations, net of taxes	$(20)	$12

During the three months ended March 31, 2013, in connection with the agreement to sell the wealth management business, we recognized a goodwill impairment of $13 million as a result of the carrying value for the business exceeding fair value. Additionally, we agreed to settle our contingent consideration liability related to our purchase of Altegris Capital, LLC in 2010 for approximately $40 million, which resulted in a loss of approximately $5 million from the change in fair value of this liability. In accordance with the accounting guidance for groups of assets that are held-for-sale, we recorded an additional loss of approximately $9 million to record the carrying value of the business at its fair value less costs to sell. We expect to recognize an additional after-tax loss on the sale of up to $10 million at closing, which is based on estimated carrying value and working capital at close, as well as expected expenses associated with the sale.

(24) Discontinued Operations

On March 27, 2013, we announced that we had agreed to sell our wealth management business to AqGen Liberty Acquisition, Inc., a subsidiary of AqGen Liberty Holdings LLC, a partnership of Aquiline Capital Partners and Genstar Capital, for approximately $412 million. Historically, this business has been reported as a separate segment. As a result of the sale agreement, the financial statements and other disclosures herein have been revised to reclassify this business as discontinued operations and report its financial position, results of operations and cash flows separately for all periods presented. The sale is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals. Also included in discontinued operations was our tax and advisor unit, GFIS, which was part of our wealth management business until the closing of the sale on April 2, 2012 as discussed below.

The assets and liabilities associated with discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major assets and liability categories were as follows as of December 31:

(Amounts in millions)	2012	2011
Assets
Equity securities	$—	$2
Other invested assets	10	—
Cash and cash equivalents	21	45
Intangible assets	115	112
Goodwill	260	295
Other assets	33	52

Assets associated with discontinued operations	$439	$506

Liabilities
Other liabilities	$48	$78
Deferred tax liability	13	2

Liabilities associated with discontinued operations	$61	$80

Summary operating results of discontinued operations were as follows for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Revenues	$387	$428	$352

Income before income taxes	$110	$59	$69
Provision for income taxes	53	23	24

Income from discontinued operations, net of taxes	$57	$36	$45

On April 2, 2012, we completed the sale of our tax and accounting financial advisor unit, GFIS, for approximately $79 million, plus contingent consideration, to Cetera Financial Group. The contingent consideration was recorded at fair value upon disposition and provides the opportunity for us to receive additional future payments of up to approximately $25 million based on achieving certain revenue goals. The fair value of this contingent consideration receivable was recorded in Corporate and Other activities and remains a component of continuing operations. We recognized an after-tax gain of $13 million related to the sale, which was included in income from discontinued operations, net of taxes.

On December 31, 2010, we acquired the operating assets of Altegris Capital, LLC. (“Altegris”) as part of our wealth management business. Altegris, based in La Jolla, California, provides a platform of alternative investments, including hedge funds and managed futures products. Under the terms of the agreement, we paid approximately $40 million at closing and we could have been obligated to pay additional performance-based payments of up to $88 million during the five-year period following closing. We recorded consideration of $65 million consisting of the closing cash payment, estimated working capital adjustment and level 3 fair value of $21 million for contingent consideration, determined using an income approach. As part of the business combination, we recognized goodwill of $8 million and level 3 fair values of acquired identifiable intangible assets of $52 million. In 2011, upon finalization of the valuation, we recorded a reduction to goodwill of $3 million. In 2012, we made a payment of $18 million related to the contingent consideration as a result of Altegris achieving certain performance targets. The remaining maximum performance-based payments under the terms of the agreement we could have been obligated to pay was $70 million as of December 31, 2012. On March 27, 2013, we agreed to settle our contingent consideration liability related to our purchase of Altegris in 2010 for approximately $40 million.

On August 29, 2008, we acquired Quantuvis Consulting, Inc., an investment advisor consulting business, for $3 million plus potential contingent consideration of up to $3 million. In 2011, we paid $1 million of contingent consideration related to this acquisition.

Condensed Consolidating Financial Information	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Condensed Consolidating Financial Information

(12) Condensed Consolidating Financial Information

On April 1, 2013, in connection with the reorganization: (a) New Genworth provided a full and unconditional guarantee to the trustee of Genworth Holdings’ outstanding senior notes and the holders of the senior notes, on an unsecured unsubordinated basis, of the full and punctual payment of the principal of, premium, if any and interest on, and all other amounts payable under, each outstanding series of senior notes, and the full and punctual payment of all other amounts payable by Genworth Holdings under the senior notes indenture in respect of such senior notes and (b) New Genworth provided a full and unconditional guarantee to the trustee of Genworth Holdings’ outstanding subordinated notes and the holders of the subordinated notes, on an unsecured subordinated basis, of the full and punctual payment of the principal of, premium, if any and interest on, and all other amounts payable under, the outstanding subordinated notes, and the full and punctual payment of all other amounts payable by Genworth Holdings under the subordinated notes indenture in respect of the subordinated notes.

The following condensed consolidating financial information of New Genworth and its direct and indirect subsidiaries have been prepared pursuant to rules regarding the preparation of consolidating financial information of Regulation S-X. The condensed consolidating financial information has been prepared as if the guarantee had been in place during all periods presented herein.

The condensed consolidating financial information presents the condensed consolidating balance sheet information as of March 31, 2013 and December 31, 2012 and the condensed consolidating income statement information, condensed consolidating comprehensive income statement information and condensed consolidating cash flow statement information for the three months ended March 31, 2013 and 2012.

The condensed consolidating financial information reflects New Genworth, Genworth Holdings and each of New Genworth’s other direct and indirect subsidiaries (the “All Other Subsidiaries”) on a combined basis, none of which guarantee the senior notes or subordinated notes, as well as the eliminations necessary to present New Genworth’s financial information on a consolidated basis and total consolidated amounts.

The accompanying condensed consolidating financial information is presented based on the equity method of accounting for all periods presented. Under this method, investments in subsidiaries are recorded at cost and adjusted for the subsidiaries’ cumulative results of operations, capital contributions and distributions, and other changes in equity. Elimination entries include consolidating and eliminating entries for investments in subsidiaries and intercompany activity.

The following table presents the condensed consolidating balance sheet information as of March 31, 2013:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Assets
Investments
Fixed maturity securities available-for-sale, at fair value	$—	$151	$61,131	$(200)	$61,082
Equity securities available-for-sale, at fair value	—	—	490	—	490
Commercial mortgage loans	—	—	5,866	—	5,866
Restricted commercial mortgage loans related to securitization entities	—	—	324	—	324
Policy loans	—	—	1,606	—	1,606
Other invested assets	—	3	2,981	(2)	2,982
Restricted other invested assets related to securitization entities	—	—	399	—	399
Investments in subsidiaries	16,155	17,473	—	(33,628)	—

Total investments	16,155	17,627	72,797	(33,830)	72,749
Cash and cash equivalents	—	805	2,992	—	3,797
Accrued investment income	—	—	776	(7)	769
Deferred acquisition costs	—	—	5,050	—	5,050
Intangible assets	—	—	346	—	346
Goodwill	—	—	868	—	868
Reinsurance recoverable	—	—	17,211	—	17,211
Other assets	2	261	445	(2)	706
Intercompany notes receivable	—	246	418	(664)	—
Separate account assets	—	—	10,140	—	10,140
Assets associated with discontinued operations	—	—	439	—	439

Total assets	$16,157	$18,939	$111,482	$(34,503)	$112,075

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$—	$—	$33,601	$—	$33,601
Policyholder account balances	—	—	25,886	—	25,886
Liability for policy and contract claims	—	—	7,343	—	7,343
Unearned premiums	—	—	4,193	—	4,193
Other liabilities	1	430	4,609	(12)	5,028
Intercompany notes payable	—	618	246	(864)	—
Borrowings related to securitization entities	—	—	329	—	329
Non-recourse funding obligations	—	—	2,062	—	2,062
Long-term borrowings	—	4,203	563	—	4,766
Deferred tax liability	(66)	(709)	1,907	—	1,132
Separate account liabilities	—	—	10,140	—	10,140
Liabilities associated with discontinued operations	—	—	86	—	86

Total liabilities	(65)	4,542	90,965	(876)	94,566

Stockholders’ equity:
Common stock	1	—	—	—	1
Additional paid-in capital	12,131	9,311	17,326	(26,637)	12,131
Accumulated other comprehensive income (loss)	4,824	4,734	4,819	(9,553)	4,824
Retained earnings	1,966	352	(2,920)	2,568	1,966
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,222	14,397	19,225	(33,622)	16,222
Noncontrolling interests	—	—	1,292	(5)	1,287

Total stockholders’ equity	16,222	14,397	20,517	(33,627)	17,509

Total liabilities and stockholders’ equity	$16,157	$18,939	$111,482	$(34,503)	$112,075

The following table presents the condensed consolidating balance sheet information as of December 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Assets
Investments
Fixed maturity securities available-for-sale, at fair value	$—	$151	$62,210	$(200)	$62,161
Equity securities available-for-sale, at fair value	—	—	518	—	518
Commercial mortgage loans	—	—	5,872	—	5,872
Restricted commercial mortgage loans related to securitization entities	—	—	341	—	341
Policy loans	—	—	1,601	—	1,601
Other invested assets	—	5	3,488	—	3,493
Restricted other invested assets related to securitization entities	—	—	393	—	393
Investments in subsidiaries	16,429	17,725	—	(34,154)	—

Total investments	16,429	17,881	74,423	(34,354)	74,379
Cash and cash equivalents	—	843	2,789	—	3,632
Accrued investment income	—	—	719	(4)	715
Deferred acquisition costs	—	—	5,036	—	5,036
Intangible assets	—	—	366	—	366
Goodwill	—	—	868	—	868
Reinsurance recoverable	—	—	17,230	—	17,230
Other assets	1	294	417	(2)	710
Intercompany notes receivable	—	254	488	(742)	—
Separate account assets	—	—	9,937	—	9,937
Assets associated with discontinued operations	—	—	439	—	439

Total assets	$16,430	$19,272	$112,712	$(35,102)	$113,312

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$—	$—	$33,505	$—	$33,505
Policyholder account balances	—	—	26,262	—	26,262
Liability for policy and contract claims	—	—	7,509	—	7,509
Unearned premiums	—	—	4,333	—	4,333
Other liabilities	1	342	4,901	(5)	5,239
Intercompany notes payable	—	688	254	(942)	—
Borrowings related to securitization entities	—	—	336	—	336
Non-recourse funding obligations	—	—	2,066	—	2,066
Long-term borrowings	—	4,203	573	—	4,776
Deferred tax liability	(64)	(672)	2,243	—	1,507
Separate account liabilities	—	—	9,937	—	9,937
Liabilities associated with discontinued operations	—	—	61	—	61

Total liabilities	(63)	4,561	91,980	(947)	95,531

Stockholders’ equity:
Common stock	1	—	—	—	1
Additional paid-in capital	12,127	9,311	16,777	(26,088)	12,127

Accumulated other comprehensive income (loss)	5,202	5,100	5,197	(10,297)	5,202
Retained earnings	1,863	300	(2,535)	2,235	1,863
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,493	14,711	19,439	(34,150)	16,493
Noncontrolling interests	—	—	1,293	(5)	1,288

Total stockholders’ equity	16,493	14,711	20,732	(34,155)	17,781

Total liabilities and stockholders’ equity	$16,430	$19,272	$112,712	$(35,102)	$113,312

The following table presents the condensed consolidating income statement information for the three months ended March 31, 2013:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$1,261	$—	$1,261
Net investment income	—	—	818	(4)	814
Net investment gains (losses)	—	(4)	(57)	—	(61)
Insurance and investment product fees and other	—	—	290	(1)	289

Total revenues	—	(4)	2,312	(5)	2,303

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	1,201	—	1,201
Interest credited	—	—	184	—	184
Acquisition and operating expenses, net of deferrals	—	—	433	—	433
Amortization of deferred acquisition costs and intangibles	—	—	122	—	122
Interest expense	—	80	51	(5)	126

Total benefits and expenses	—	80	1,991	(5)	2,066

Income from continuing operations before income taxes and equity in income of subsidiaries	—	(84)	321	—	237
Provision for income taxes	—	(39)	115	—	76
Equity in income of subsidiaries	103	122	—	(225)	—

Loss from continuing operations	103	77	206	(225)	161
Loss from discontinued operations, net of taxes	—	(5)	(15)	—	(20)

Net income	103	72	191	(225)	141
Less: net income attributable to noncontrolling interests	—	—	38	—	38

Net income available to Genworth Financial, Inc.’s common stockholders	$103	$72	$153	$(225)	$103

The following table presents the condensed consolidating income statement information for the three months ended March 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$1,106	$—	$1,106
Net investment income	—	—	836	(4)	832
Net investment gains (losses)	—	(22)	59	—	37
Insurance and investment product fees and other	—	(1)	342	(1)	340

Total revenues	—	(23)	2,343	(5)	2,315

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	1,232	—	1,232
Interest credited	—	—	195	—	195
Acquisition and operating expenses, net of deferrals	3	—	437	—	440
Amortization of deferred acquisition costs and intangibles	—	—	271	—	271
Interest expense	—	69	30	(4)	95

Total benefits and expenses	3	69	2,165	(4)	2,233

Income (loss) from continuing operations before income taxes and equity in income of subsidiaries	(3)	(92)	178	(1)	82
Provision (benefit) for income taxes	(1)	(30)	46	—	15
Equity in income of subsidiaries	48	125	—	(173)	—

Income from continuing operations	46	63	132	(174)	67
Income from discontinued operations, net of taxes	—	—	12	—	12

Net income	46	63	144	(174)	79
Less: net income attributable to noncontrolling interests	—	—	33	—	33

Net income available to Genworth Financial, Inc.’s common stockholders	$46	$63	$111	$(174)	$46

The following table presents the condensed consolidating comprehensive income statement information for the three months ended March 31, 2013:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$103	$72	$191	$(225)	$141
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(221)	(227)	(217)	448	(217)
Net unrealized gains (losses) on other-than-temporarily impaired securities	26	26	26	(52)	26
Derivatives qualifying as hedges	(110)	(110)	(110)	220	(110)
Foreign currency translation and other adjustments	(73)	(55)	(104)	128	(104)

Total other comprehensive income (loss)	(378)	(366)	(405)	744	(405)

Total comprehensive income (loss)	(275)	(294)	(214)	519	(264)
Less: comprehensive income attributable to noncontrolling interests	—	—	11	—	11

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$(275)	$(294)	$(225)	$519	$(275)

The following table presents the condensed consolidating comprehensive income statement information for the three months ended March 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$46	$63	$144	$(174)	$79
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(179)	(184)	(185)	363	(185)
Net unrealized gains (losses) on other-than-temporarily impaired securities	21	21	22	(43)	21
Derivatives qualifying as hedges	(329)	(329)	(328)	657	(329)
Foreign currency translation and other adjustments	96	82	116	(178)	116

Total other comprehensive income (loss)	(391)	(410)	(375)	799	(377)

Total comprehensive income (loss)	(345)	(347)	(231)	625	(298)
Less: comprehensive income attributable to noncontrolling interests	—	—	47	—	47

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$(345)	$(347)	$(278)	$625	$(345)

The following table presents the condensed consolidating cash flow statement information for the three months ended March 31, 2013:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$103	$72	$191	$(225)	$141
Less loss from discontinued operations, net of taxes	—	5	15	—	20
Adjustments to reconcile net income to net cash from operating activities:
Equity in income from subsidiaries	(103)	(122)	—	225	—
Dividends from subsidiaries	—	11	(11)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(5)	—	(5)
Net investment losses (gains)	—	4	57	—	61
Charges assessed to policyholders	—	—	(202)	—	(202)
Acquisition costs deferred	—	—	(105)	—	(105)
Amortization of deferred acquisition costs and intangibles	—	—	122	—	122
Deferred income taxes	—	(47)	(135)	—	(182)
Net increase (decrease) in trading securities, held- for-sale investments and derivative instruments	—	(3)	(24)	—	(27)
Stock-based compensation expense	—	—	9	—	9
Change in certain assets and liabilities:
Accrued investment income and other assets	—	74	(120)	4	(42)
Insurance reserves	—	—	541	—	541
Current tax liabilities	—	43	159	—	202
Other liabilities and other policy-related balances	—	17	(485)	(6)	(474)
Cash from operating activities—discontinued operations	—	(5)	6	—	1

Net cash from operating activities	—	49	13	(2)	60

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	1,212	—	1,212
Commercial mortgage loans	—	—	212	—	212
Restricted commercial mortgage loans related to securitization entities	—	—	17	—	17
Proceeds from sales of investments:
Fixed maturity and equity securities	—	—	1,310	—	1,310
Purchases and originations of investments:
Fixed maturity and equity securities	—	—	(2,069)	—	(2,069)
Commercial mortgage loans	—	—	(203)	—	(203)
Other invested assets, net	—	—	(28)	2	(26)
Policy loans, net	—	—	—	—	—
Intercompany notes receivable	—	8	70	(78)	—
Capital contributions to subsidiaries	—	(22)	22	—	—
Cash from investing activities—discontinued operations	—	—	—	—	—

Net cash from investing activities	—	(14)	543	(76)	453

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	445	—	445
Withdrawals from universal life and investment contracts	—	—	(678)	—	(678)
Redemption and repurchase of non-recourse funding obligations	—	—	(4)	—	(4)
Repayment of borrowings related to securitization entities	—	—	(17)	—	(17)

Dividends paid to noncontrolling interests	—	—	(13)	—	(13)
Proceeds from intercompany notes payable	—	(70)	(8)	78	—
Other, net	—	(3)	(29)	—	(32)
Cash from financing activities—discontinued operations	—	—	—	—	—

Net cash from financing activities	—	(73)	(304)	78	(299)

Effect of exchange rate changes on cash and cash equivalents	—	—	(48)	—	(48)

Net change in cash and cash equivalents	—	(38)	204	—	166
Cash and cash equivalents at beginning of period	—	843	2,810	—	3,653

Cash and cash equivalents at end of period	—	805	3,014	—	3,819
Less cash and cash equivalents of discontinued operations at end of period	—	—	22	—	22

Cash and cash equivalents of continuing operations at end of period	$—	$805	$2,992	$—	$3,797

The following table presents the condensed consolidating cash flow statement information for the three months ended March 31, 2012:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$46	$63	$144	$(174)	$79
Less income from discontinued operations, net of taxes	—	—	(12)	—	(12)
Adjustments to reconcile net income to net cash from operating activities:
Equity in income from subsidiaries	(48)	(125)	—	173	—
Dividends from subsidiaries	—	10	(10)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(19)	—	(19)
Net investment losses (gains)	—	22	(59)	—	(37)
Charges assessed to policyholders	—	—	(187)	—	(187)
Acquisition costs deferred	—	—	(154)	—	(154)
Amortization of deferred acquisition costs and intangibles	—	—	271	—	271
Deferred income taxes	(1)	(17)	39	—	21
Net increase (decrease) in trading securities, held- for-sale investments and derivative instruments	—	(6)	(39)	—	(45)
Stock-based compensation expense	3	—	6	—	9
Change in certain assets and liabilities:
Accrued investment income and other assets	—	(19)	(77)	(3)	(99)
Insurance reserves	—	—	369	—	369
Current tax liabilities	—	176	(263)	—	(87)
Other liabilities and other policy-related balances	—	37	(413)	6	(370)
Cash from operating activities—discontinued operations	—	—	9	—	9

Net cash from operating activities	—	141	(395)	2	(252)

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	969	—	969
Commercial mortgage loans	—	—	142	—	142
Restricted commercial mortgage loans related to securitization entities	—	—	14	—	14
Proceeds from sales of investments:
Fixed maturity and equity securities	—	—	1,717	—	1,717
Purchases and originations of investments:
Fixed maturity and equity securities	—	(100)	(2,949)	—	(3,049)
Commercial mortgage loans	—	—	(81)	—	(81)
Other invested assets, net	—	—	438	(2)	436
Policy loans, net	—	—	(6)	—	(6)
Intercompany notes receivable	—	1	20	(21)	—
Cash from investing activities—discontinued operations	—	(18)	—	—	(18)

Net cash from investing activities	—	(117)	264	(23)	124

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	662	—	662
Withdrawals from universal life and investment contracts	—	—	(600)	—	(600)
Redemption and repurchase of non-recourse funding obligations	—	—	(563)	—	(563)
Proceeds from the issuance of long-term debt	—	361	—	—	361
Repayment of borrowings related to securitization entities	—	—	(19)	—	(19)
Dividends paid to noncontrolling interests	—	—	(12)	—	(12)
Proceeds from intercompany notes payable	—	(20)	(1)	21	—
Other, net	—	—	(17)	—	(17)
Cash from financing activities—discontinued operations	—	—	(1)	—	(1)

Net cash from financing activities	—	341	(551)	21	(189)

Effect of exchange rate changes on cash and cash equivalents	—	—	16	—	16

Net change in cash and cash equivalents	—	365	(666)	—	(301)
Cash and cash equivalents at beginning of period	—	907	3,581	—	4,488

Cash and cash equivalents at end of period	—	1,272	2,915	—	4,187
Less cash and cash equivalents of discontinued operations at end of period	—	—	35	—	35

Cash and cash equivalents of continuing operations at end of period	$—	$1,272	$2,880	$—	$4,152

Our insurance company subsidiaries are restricted by state and foreign laws and regulations as to the amount of dividends they may pay to their parent without regulatory approval in any year, the purpose of which is to protect affected insurance policyholders, depositors or investors. Any dividends in excess of limits are deemed “extraordinary” and require approval.

(25) Condensed Consolidating Financial Information

On April 1, 2013, Genworth Holdings, Inc. (“Genworth Holdings” or “Issuer”) (formerly named Genworth Financial, Inc.) completed a holding company reorganization in accordance with Section 251(g) of the General Corporation Law of the State of Delaware (“DGCL”) whereby Genworth Holdings became a direct, wholly-owned subsidiary of a new public holding company it formed, Genworth Financial, Inc. (“New Genworth” or “Parent Guarantor”) (formerly named Sub XLVI, Inc.).

To implement the reorganization, Genworth Holdings formed New Genworth and New Genworth, in turn, formed Sub XLII, Inc. (“Merger Sub”). The holding company structure was implemented pursuant to Section 251(g) of the DGCL by the merger of Merger Sub with and into Genworth Holdings (the “Merger”). Genworth Holdings survived the Merger as a direct, wholly-owned subsidiary of New Genworth and each share of Genworth Holdings Class A Common Stock, par value $0.001 per share (“Genworth Holdings Class A Common Stock”), issued and outstanding immediately prior to the Merger and each share of Genworth Holdings Class A Common Stock held in the treasury of Genworth Holdings immediately prior to the Merger converted into one issued and outstanding or treasury, as applicable, share of New Genworth Class A Common Stock, par value $0.001 per share , having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the Genworth Holdings Class A Common Stock being converted.

Immediately after the consummation of the Merger, New Genworth had the same authorized, outstanding and treasury capital stock as Genworth Holdings immediately prior to the Merger. Each share of New Genworth common stock outstanding immediately prior to the Merger was cancelled.

Pursuant to Section 251(g) of the DGCL, the Merger did not require a vote of the stockholders of Genworth Holdings. Effective upon the consummation of the Merger, New Genworth adopted an amended and restated certificate of incorporation and amended and restated bylaws that are identical to those of Genworth Holdings immediately prior to the consummation of the Merger (other than provisions regarding certain technical matters, as permitted by Section 251(g) of the DGCL). New Genworth’s directors and executive officers immediately after the consummation of the Merger are the same as the directors and executive officers of Genworth Holdings immediately prior to the consummation of the Merger. Immediately after the consummation of the Merger, New Genworth had, on a consolidated basis, the same assets, businesses and operations as Genworth Holdings had immediately prior to the consummation of the Merger.

On April 1, 2013, in connection with the reorganization, immediately following the consummation of the Merger, Genworth Holdings distributed to New Genworth (as its sole stockholder), through a dividend (the “Distribution”), the 84.6% membership interest in one of its subsidiaries (Genworth Mortgage Holdings, LLC (“GMHL”)) that it held directly, and 100% of the shares of another of its subsidiaries (Genworth Mortgage Holdings, Inc. (“GMHI”)), that held the remaining 15.4% of outstanding membership interests of GMHL. At the time of the Distribution, GMHL and GMHI together owned (directly or indirectly) 100% of the shares or other equity interests of all of the subsidiaries that conducted Genworth Holdings’ U.S. mortgage insurance business (these subsidiaries also owned the subsidiaries that conducted Genworth Holdings’ European mortgage insurance business). As part of the comprehensive U.S. mortgage insurance capital plan, on April 1, 2013, immediately prior to the Distribution, Genworth Holdings contributed $100 million to the U.S. mortgage insurance subsidiaries.

On April 1, 2013, in connection with the reorganization: (a) New Genworth provided a full and unconditional guarantee to the trustee of Genworth Holdings’ outstanding senior notes and the holders of the senior notes, on an unsecured unsubordinated basis, of the full and punctual payment of the principal of, premium, if any and interest on, and all other amounts payable under, each outstanding series of senior notes, and the full and punctual payment of all other amounts payable by Genworth Holdings under the senior notes indenture in respect of such senior notes and (b) New Genworth provided a full and unconditional guarantee to the trustee of Genworth Holdings’ outstanding subordinated notes and the holders of the subordinated notes, on an unsecured subordinated basis, of the full and punctual payment of the principal of, premium, if any and interest on, and all other amounts payable under, the outstanding subordinated notes, and the full and punctual payment of all other amounts payable by Genworth Holdings under the subordinated notes indenture in respect of the subordinated notes.

The following condensed consolidating financial information of New Genworth and its direct and indirect subsidiaries have been prepared pursuant to rules regarding the preparation of consolidating financial information of Regulation S-X. The condensed consolidating financial information has been prepared as if the guarantee had been in place during the periods presented herein.

The condensed consolidating financial information presents the condensed consolidating balance sheet information as of December 31, 2012 and 2011 and the condensed consolidating income statement information, condensed consolidating comprehensive income statement information and condensed consolidating cash flow statement information for the years ended December 31, 2012, 2011 and 2010.

The condensed consolidating financial information reflects New Genworth, Genworth Holdings and each of New Genworth’s other direct and indirect subsidiaries (the “All Other Subsidiaries”) on a combined basis, none of which guarantee the senior notes or subordinated notes, as well as the eliminations necessary to present New Genworth’s financial information on a consolidated basis and total consolidated amounts.

The accompanying condensed consolidating financial information is presented based on the equity method of accounting for all periods presented. Under this method, investments in subsidiaries are recorded at cost and adjusted for the subsidiaries’ cumulative results of operations, capital contributions and distributions, and other changes in equity. Elimination entries include consolidating and eliminating entries for investments in subsidiaries and intercompany activity.

The following table presents the condensed consolidating balance sheet information as of December 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Assets
Investments
Fixed maturity securities available-for-sale, at fair value	$—	$151	$62,210	$(200)	$62,161
Equity securities available-for-sale, at fair value	—	—	518	—	518
Commercial mortgage loans	—	—	5,872	—	5,872
Restricted commercial mortgage loans related to securitization entities	—	—	341	—	341
Policy loans	—	—	1,601	—	1,601
Other invested assets	—	5	3,488	—	3,493
Restricted other invested assets related to securitization entities	—	—	393	—	393
Investments in subsidiaries	16,429	17,725	—	(34,154)	—

Total investments	16,429	17,881	74,423	(34,354)	74,379

Cash and cash equivalents	—	843	2,789	—	3,632
Accrued investment income	—	—	719	(4)	715
Deferred acquisition costs	—	—	5,036	—	5,036
Intangible assets	—	—	366	—	366
Goodwill	—	—	868	—	868
Reinsurance recoverable	—	—	17,230	—	17,230
Other assets	1	294	417	(2)	710
Intercompany notes receivable	—	254	488	(742)	—
Separate account assets	—	—	9,937	—	9,937
Assets associated with discontinued operations	—	—	439	—	439

Total assets	$16,430	$19,272	$112,712	$(35,102)	$113,312

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$—	$—	$33,505	$—	$33,505
Policyholder account balances	—	—	26,262	—	26,262
Liability for policy and contract claims	—	—	7,509	—	7,509
Unearned premiums	—	—	4,333	—	4,333
Other liabilities	1	342	4,901	(5)	5,239
Intercompany notes payable	—	688	254	(942)	—
Borrowings related to securitization entities	—	—	336	—	336
Non-recourse funding obligations	—	—	2,066	—	2,066
Long-term borrowings	—	4,203	573	—	4,776
Deferred tax liability	(64)	(672)	2,243	—	1,507
Separate account liabilities	—	—	9,937	—	9,937
Liabilities associated with discontinued operations	—	—	61	—	61

Total liabilities	(63)	4,561	91,980	(947)	95,531

Stockholders’ equity:
Common stock	1	—	—	—	1
Additional paid-in capital	12,127	9,311	16,777	(26,088)	12,127
Accumulated other comprehensive income (loss)	5,202	5,100	5,197	(10,297)	5,202
Retained earnings	1,863	300	(2,535)	2,235	1,863
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,493	14,711	19,439	(34,150)	16,493
Noncontrolling interests	—	—	1,293	(5)	1,288

Total stockholders’ equity	16,493	14,711	20,732	(34,155)	17,781

Total liabilities and stockholders’ equity	$16,430	$19,272	$112,712	$(35,102)	$113,312

The following table presents the condensed consolidating balance sheet information as of December 31, 2011:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Assets
Fixed maturity securities available-for-sale, at fair value	$—	$11	$58,484	$(200)	$58,295
Equity securities available-for-sale, at fair value	—	—	359	—	359
Commercial mortgage loans	—	—	6,092	—	6,092
Restricted commercial mortgage loans related to securitization entities	—	—	411	—	411
Policy loans	—	—	1,549	—	1,549
Other invested assets	—	64	4,761	(6)	4,819
Restricted other invested assets related to securitization entities	—	—	377	—	377
Investments in subsidiaries	14,961	16,599	—	(31,560)	—

Total investments	14,961	16,674	72,033	(31,766)	71,902

Cash and cash equivalents	—	907	3,536	—	4,443
Accrued investment income	—	—	695	(4)	691
Deferred acquisition costs	—	—	5,193	—	5,193
Intangible assets	—	—	468	—	468
Goodwill	—	—	958	—	958
Reinsurance recoverable	—	—	16,998	—	16,998
Other assets	—	346	562	(2)	906
Intercompany notes receivable	—	223	430	(653)	—
Separate account assets	—	—	10,122	—	10,122
Assets associated with discontinued operations	—	—	506	—	506

Total assets	$14,961	$18,150	$111,501	$(32,425)	$112,187

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$—	$—	$32,175	$—	$32,175
Policyholder account balances	—	—	26,345	—	26,345
Liability for policy and contract claims	—	—	7,620	—	7,620
Unearned premiums	—	—	4,223	—	4,223
Other liabilities	1	464	5,847	(11)	6,301
Intercompany notes payable	—	630	223	(853)	—
Borrowings related to securitization entities	—	—	396	—	396
Non-recourse funding obligations	—	—	3,256	—	3,256
Long-term borrowings	—	4,165	561	—	4,726
Deferred tax liability	(61)	(404)	1,276	—	811
Separate account liabilities	—	—	10,122	—	10,122
Liabilities associated with discontinued operations	—	—	80	—	80

Total liabilities	(60)	4,855	92,124	(864)	96,055

Stockholders’ equity:
Common stock	1	—	—	—	1
Additional paid-in capital	12,136	9,329	16,749	(26,078)	12,136
Accumulated other comprehensive income (loss)	4,047	3,995	4,040	(8,035)	4,047
Retained earnings	1,537	(29)	(2,527)	2,557	1,538
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,021	13,295	18,262	(31,556)	15,022
Noncontrolling interests	—	—	1,115	(5)	1,110

Total stockholders’ equity	15,021	13,295	19,377	(31,561)	16,132

Total liabilities and stockholders’ equity	$14,961	$18,150	$111,501	$(32,425)	$112,187

The following table presents the condensed consolidating income statement information for the year ended December 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$5,041	$—	$5,041
Net investment income	—	1	3,357	(15)	3,343
Net investment gains (losses)	—	(29)	56	—	27
Insurance and investment product fees and other	—	(1)	1,234	(4)	1,229

Total revenues	—	(29)	9,688	(19)	9,640

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	5,378	—	5,378
Interest credited	—	—	775	—	775
Acquisition and operating expenses, net of deferrals	7	8	1,579	—	1,594
Amortization of deferred acquisition costs and intangibles	—	—	722	—	722
Goodwill impairment	—	—	89	—	89
Interest expense	—	315	179	(18)	476

Total benefits and expenses	7	323	8,722	(18)	9,034

Income from continuing operations before income taxes and equity in income of subsidiaries	(7)	(352)	966	(1)	606
Provision (benefit) for income taxes	(3)	(110)	251	—	138
Equity in income of subsidiaries	329	636	(38)	(927)	—

Income from continuing operations	325	394	677	(928)	468
Income from discontinued operations, net of taxes	—	—	57	—	57

Net income	325	394	734	(928)	525
Less: net income attributable to noncontrolling interests	—	—	200	—	200

Net income available to Genworth Financial, Inc.’s common stockholders	$325	$394	$534	$(928)	$325

The following table presents the condensed consolidating income statement information for the year ended December 31, 2011:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$5,688	$—	$5,688
Net investment income	—	2	3,393	(15)	3,380
Net investment gains (losses)	—	(18)	(177)	—	(195)
Insurance and investment product fees and other	—	2	1,053	(5)	1,050

Total revenues	—	(14)	9,957	(20)	9,923

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	5,941	—	5,941
Interest credited	—	—	794	—	794
Acquisition and operating expenses, net of deferrals	32	1	1,900	(3)	1,930
Amortization of deferred acquisition costs and intangibles	—	—	593	—	593
Goodwill impairment	—	—	29	—	29
Interest expense	—	325	198	(17)	506

Total benefits and expenses	32	326	9,455	(20)	9,793

Income from continuing operations before income taxes and equity in income of subsidiaries	(32)	(340)	502	—	130
Provision (benefit) for income taxes	(11)	(120)	120	—	(11)
Equity in income of subsidiaries	59	769	—	(828)	—

Income from continuing operations	38	549	382	(828)	141
Income from discontinued operations, net of taxes	—	—	36	—	36

Net income	38	549	418	(828)	177
Less: net income attributable to noncontrolling interests	—	—	139	—	139

Net income available to Genworth Financial, Inc.’s common stockholders	$38	$549	$279	$(828)	$38

The following table presents the condensed consolidating income statement information for the year ended December 31, 2010:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$5,833	$—	$5,833
Net investment income	—	4	3,278	(16)	3,266
Net investment gains (losses)	—	(4)	(139)	—	(143)
Insurance and investment product fees and other	—	7	757	(4)	760

Total revenues	—	7	9,729	(20)	9,716

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	6,001	—	6,001
Interest credited	—	—	841	—	841
Acquisition and operating expenses, net of deferrals	41	1	1,898	(2)	1,938
Amortization of deferred acquisition costs and intangibles	—	—	622	—	622
Interest expense	—	284	191	(18)	457

Total benefits and expenses	41	285	9,553	(20)	9,859

Income from continuing operations before income taxes and equity in income of subsidiaries	(41)	(278)	176	—	(143)
Provision (benefit) for income taxes	(14)	(132)	(133)	—	(279)
Equity in income of subsidiaries	65	804	—	(869)	—

Income from continuing operations	38	658	309	(869)	136
Income from discontinued operations, net of taxes	—	—	45	—	45

Net income	38	658	354	(869)	181
Less: net income attributable to noncontrolling interests	—	—	143	—	143

Net income available to Genworth Financial, Inc.’s common stockholders	$38	$658	$211	$(869)	$38

The following table presents the condensed consolidating comprehensive income statement information for the year ended December 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$325	$394	$734	$(928)	$525
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,075	1,046	1,078	(2,121)	1,078
Net unrealized gains (losses) on other-than-temporarily impaired securities	78	78	78	(156)	78
Derivatives qualifying as hedges	(100)	(100)	(98)	198	(100)
Foreign currency translation and other adjustments	102	81	126	(183)	126

Total other comprehensive income (loss)	1,155	1,105	1,184	(2,262)	1,182

Total comprehensive income (loss)	1,480	1,499	1,918	(3,190)	1,707
Less: comprehensive income attributable to noncontrolling interests	—	—	227	—	227

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$1,480	$1,499	$1,691	$(3,190)	$1,480

The following table presents the condensed consolidating comprehensive income statement information for the year ended December 31, 2011:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$38	$549	$418	$(828)	$177
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,576	1,487	1,616	(3,064)	1,615
Net unrealized gains (losses) on other-than-temporarily impaired securities	(11)	(11)	(10)	21	(11)
Derivatives qualifying as hedges	1,085	1,085	1,080	(2,165)	1,085
Foreign currency translation and other adjustments	(109)	(162)	(134)	270	(135)

Total other comprehensive income (loss)	2,541	2,399	2,552	(4,938)	2,554

Total comprehensive income (loss)	2,579	2,948	2,970	(5,766)	2,731
Less: comprehensive income attributable to noncontrolling interests	—	—	152	—	152

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$2,579	$2,948	$2,818	$(5,766)	$2,579

The following table presents the condensed consolidating comprehensive income statement information for the year ended December 31, 2010:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$38	$658	$354	$(869)	$181
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	939	953	949	(1,891)	950
Net unrealized gains (losses) on other-than-temporarily impaired securities	126	123	125	(248)	126
Derivatives qualifying as hedges	122	122	114	(236)	122
Foreign currency translation and other adjustments	231	235	285	(465)	286

Total other comprehensive income (loss)	1,418	1,433	1,473	(2,840)	1,484

Total comprehensive income (loss)	1,456	2,091	1,827	(3,709)	1,665
Less: comprehensive income attributable to noncontrolling interests	—	—	209	—	209

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$1,456	$2,091	$1,618	$(3,709)	$1,456

The following table presents the condensed consolidating cash flow statement information for the year ended December 31, 2012:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$325	$394	$734	$(928)	$525
Less income from discontinued operations, net of taxes	—	—	(57)	—	(57)
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	(329)	(636)	38	927	—
Dividends from subsidiaries	—	545	(545)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(88)	—	(88)
Net investment losses (gains)	—	29	(56)	—	(27)
Charges assessed to policyholders	—	—	(801)	—	(801)
Acquisition costs deferred	—	—	(611)	—	(611)
Amortization of deferred acquisition costs and intangibles	—	—	722	—	722
Goodwill impairment	—	—	89	—	89
Deferred income taxes	(3)	(274)	359	—	82
Net increase (decrease) in trading securities, held-for-sale investments and derivative instruments	—	(27)	218	—	191
Stock-based compensation expense	7	16	3	—	26
Change in certain assets and liabilities:
Accrued investment income and other assets	—	53	(122)	1	(68)
Insurance reserves	—	—	2,330	—	2,330
Current tax liabilities	—	(43)	(191)	—	(234)
Other liabilities and other policy-related balances	—	10	(1,181)	5	(1,166)
Cash from operating activities—discontinued operations	—	—	49	—	49

Net cash from operating activities	—	67	890	5	962

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	5,176	—	5,176
Commercial mortgage loans	—	—	891	—	891
Restricted commercial mortgage loans related to securitization entities	—	—	67	—	67
Proceeds from sales of investments:
Fixed maturity and equity securities	—	10	5,725	—	5,735
Purchases and originations of investments:
Fixed maturity and equity securities	—	(150)	(12,172)	—	(12,322)
Commercial mortgage loans	—	—	(692)	—	(692)
Other invested assets, net	—	30	391	(5)	416
Policy loans, net	—	—	(29)	—	(29)
Intercompany notes receivable	—	(31)	(58)	89	—
Capital contributions to subsidiaries	—	(20)	20	—	—
Proceeds from sale of a subsidiary, net of cash transferred	—	—	77	—	77
Cash from investing activities—discontinued operations	—	(18)	(23)	—	(41)

Net cash from investing activities	—	(179)	(627)	84	(722)

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	2,810	—	2,810
Withdrawals from universal life and investment contracts	—	—	(2,781)	—	(2,781)
Redemption and repurchase of non-recourse funding obligations	—	—	(1,056)	—	(1,056)
Proceeds from the issuance of long-term debt	—	361	—	—	361
Repayment and repurchase of long-term debt	—	(322)	—	—	(322)
Repayment of borrowings related to securitization entities	—	—	(72)	—	(72)
Proceeds from intercompany notes payable	—	58	31	(89)	—
Dividends paid to noncontrolling interests	—	—	(50)	—	(50)
Other, net	—	(49)	103	—	54
Cash from financing activities—discontinued operations	—	—	(45)	—	(45)

Net cash from financing activities	—	48	(1,060)	(89)	(1,101)

Effect of exchange rate changes on cash and cash equivalents	—	—	26	—	26

Net change in cash and cash equivalents	—	(64)	(771)	—	(835)
Cash and cash equivalents at beginning of period	—	907	3,581	—	4,488

Cash and cash equivalents at end of period	—	843	2,810	—	3,653
Less cash and cash equivalents of discontinued operations at end of period	—	—	21	—	21

Cash and cash equivalents of continuing operations at end of period	$—	$843	$2,789	$—	$3,632

The following table presents the condensed consolidating cash flow statement information for the year ended December 31, 2011:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$38	$549	$418	$(828)	$177
Less income from discontinued operations, net of taxes	—	—	(36)	—	(36)
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	(59)	(769)	—	828	—
Dividends from subsidiaries	—	478	(478)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(77)	—	(77)
Net investment losses (gains)	—	18	177	—	195
Charges assessed to policyholders	—	—	(690)	—	(690)
Acquisition costs deferred	—	—	(637)	—	(637)
Amortization of deferred acquisition costs and intangibles	—	—	593	—	593
Goodwill impairment	—	—	29	—	29
Deferred income taxes	(11)	(115)	(224)	—	(350)
Gain on sale of subsidiary	—	—	(36)	—	(36)
Net increase (decrease) in trading securities, held-for-sale investments and derivative instruments	—	(47)	1,498	—	1,451
Stock-based compensation expense	32	—	(1)	—	31
Change in certain assets and liabilities:
Accrued investment income and other assets	—	28	(203)	1	(174)
Insurance reserves	—	—	2,507	—	2,507
Current tax liabilities	—	22	123	—	145
Other liabilities and other policy-related balances	—	62	(151)	16	(73)
Cash from operating activities—discontinued operations	—	—	70	—	70

Net cash from operating activities	—	226	2,882	17	3,125

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	5,233	—	5,233
Commercial mortgage loans	—	—	912	—	912
Restricted commercial mortgage loans related to securitization entities	—	—	96	—	96
Proceeds from sales of investments:
Fixed maturity and equity securities	—	201	6,083	—	6,284
Purchases and originations of investments:
Fixed maturity and equity securities	—	(10)	(11,875)	—	(11,885)
Commercial mortgage loans	—	—	(300)	—	(300)
Other invested assets, net	—	(30)	(482)	(17)	(529)
Policy loans, net	—	—	(79)	—	(79)
Intercompany notes receivable	—	(66)	13	53	—
Capital contributions to subsidiaries	—	(15)	15	—	—
Proceeds from sale of a subsidiary, net of cash transferred	—	—	211	—	211
Payments for businesses purchased, net of cash acquired	—	2	(5)	—	(3)
Cash from investing activities—discontinued operations	—	—	1	—	1

Net cash from investing activities	—	82	(177)	36	(59)

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	2,664	—	2,664
Withdrawals from universal life and investment contracts	—	—	(3,688)	—	(3,688)
Redemption and repurchase of non-recourse funding obligations	—	—	(130)	—	(130)
Proceeds from the issuance of long-term debt	—	397	148	—	545
Repayment and repurchase of long-term debt	—	(760)	—	—	(760)
Repayment of borrowings related to securitization entities	—	—	(96)	—	(96)
Proceeds from intercompany notes payable	—	(13)	66	(53)	—
Repurchase of subsidiary shares	—	—	(71)	—	(71)
Dividends paid to noncontrolling interests	—	—	(67)	—	(67)
Other, net	—	162	(136)	—	26
Cash from financing activities—discontinued operations	—	—	(64)	—	(64)

Net cash from financing activities	—	(214)	(1,374)	(53)	(1,641)

Effect of exchange rate changes on cash and cash equivalents	—	—	(69)	—	(69)

Net change in cash and cash equivalents	—	94	1,262	—	1,356
Cash and cash equivalents at beginning of period	—	813	2,319	—	3,132

Cash and cash equivalents at end of period	—	907	3,581	—	4,488
Less cash and cash equivalents of discontinued operations at end of period	—	—	45	—	45

Cash and cash equivalents of continuing operations at end of period	$—	$907	$3,536	$—	$4,443

The following table presents the condensed consolidating cash flow statement information for the year ended December 31, 2010:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$38	$658	$354	$(869)	$181
Less income from discontinued operations, net of taxes	—	—	(45)	—	(45)
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	(65)	(804)	—	869	—
Dividends from subsidiaries	—	342	(342)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(55)	—	(55)
Net investment losses (gains)	—	4	139	—	143
Charges assessed to policyholders	—	—	(506)	—	(506)
Acquisition costs deferred	—	—	(587)	—	(587)
Amortization of deferred acquisition costs and intangibles	—	—	622	—	622
Deferred income taxes	(14)	(67)	(256)	—	(337)
Net increase (decrease) in trading securities, held-for-sale investments and derivative instruments	—	(93)	(7)	—	(100)
Stock-based compensation expense	41	—	3	—	44
Change in certain assets and liabilities:
Accrued investment income and other assets	—	—	(34)	3	(31)
Insurance reserves	—	—	2,413	—	2,413
Current tax liabilities	—	19	(192)	—	(173)
Other liabilities and other policy-related balances	—	31	(306)	4	(271)
Cash from operating activities—discontinued operations	—	—	38	—	38

Net cash from operating activities	—	90	1,239	7	1,336

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	4,589	—	4,589
Commercial mortgage loans	—	—	769	—	769
Restricted commercial mortgage loans related to securitization entities	—	—	52	—	52
Proceeds from sales of investments:
Fixed maturity and equity securities	—	—	4,643	—	4,643
Purchases and originations of investments:
Fixed maturity and equity securities	—	(201)	(13,002)	(33)	(13,236)
Commercial mortgage loans	—	—	(105)	—	(105)
Other invested assets, net	—	—	1,587	(7)	1,580
Policy loans, net	—	—	(68)	—	(68)
Intercompany notes receivable	—	(35)	(26)	61	—
Capital contributions to subsidiaries	—	(203)	203	—	—
Payments for businesses purchased, net of cash acquired	—	(40)	—	—	(40)
Cash from investing activities—discontinued operations	—	—	1	—	1

Net cash from investing activities	—	(479)	(1,357)	21	(1,815)

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	2,737	—	2,737
Withdrawals from universal life and investment contracts	—	—	(4,429)	—	(4,429)
Redemption and repurchase of non-recourse funding obligations	—	—	(6)	—	(6)
Proceeds from the issuance of long-term debt	—	793	411	—	1,204
Repayment and repurchase of long-term debt	—	(6)	—	—	(6)
Repayment of borrowings related to securitization entities	—	—	(61)	—	(61)
Repayment of borrowings from subsidiaries	—	(33)	—	33	—
Proceeds from intercompany notes payable	—	26	35	(61)	—
Repurchase of subsidiary shares	—	—	(131)	—	(131)
Dividends paid to noncontrolling interests	—	—	(43)	—	(43)
Other, net	—	(967)	220	—	(747)
Cash from financing activities—discontinued operations	—	—	(30)	—	(30)

Net cash from financing activities	—	(187)	(1,297)	(28)	(1,512)

Effect of exchange rate changes on cash and cash equivalents	—	91	30	—	121

Net change in cash and cash equivalents	—	(485)	(1,385)	—	(1,870)
Cash and cash equivalents at beginning of period	—	1,298	3,704	—	5,002

Cash and cash equivalents at end of period	—	813	2,319	—	3,132
Less cash and cash equivalents of discontinued operations at end of period	—	—	38	—	38

Cash and cash equivalents of continuing operations at end of period	$—	$813	$2,281	$—	$3,094

Schedule I Genworth Financial, Inc. Summary Of Investments Other Than Investments In Related Parties	3 Months Ended
Mar. 31, 2013
Schedule I Genworth Financial, Inc. Summary Of Investments Other Than Investments In Related Parties

Schedule I

Genworth Financial, Inc.

Summary of investments—other than investments in related parties

(Amounts in millions)

As of December 31, 2012, the amortized cost or cost, fair value and carrying value of our invested assets were as follows:

Type of investment	Amortized cost or cost	Fair value	Carrying value
Fixed maturity securities:
Bonds:
U.S. government, agencies and authorities	$4,484	$5,491	$5,491
Tax-exempt	308	294	294
Government—non-U.S.	2,173	2,422	2,422
Public utilities	3,918	4,569	4,569
All other corporate bonds	45,189	49,385	49,385

Total fixed maturity securities	56,072	62,161	62,161
Equity securities	483	518	518
Commercial mortgage loans	5,872	xxxxx	5,872
Restricted commercial mortgage loans	341	xxxxx	341
Policy loans	1,601	xxxxx	1,601
Other invested assets (1)	2,581	xxxxx	3,493
Restricted other invested assets	393	xxxxx	393

Total investments	$67,343	xxxxx	$74,379

(1)

The amount shown in the consolidated balance sheet for other invested assets differs from amortized cost or cost presented, as other invested assets include certain assets with a carrying amount that differs from amortized cost or cost.

Schedule II Genworth Financial, Inc. (Parent Company Only)	12 Months Ended
Dec. 31, 2012
Schedule II Genworth Financial, Inc. (Parent Company Only)

Schedule II

Genworth Financial, Inc.

(Parent Company Only)

Balance Sheets

(Amounts in millions)

	December 31,
	2012	2011
Assets
Investments:
Investments in subsidiaries	$19,444	$18,265
Fixed maturity securities available-for-sale, at fair value	151	11
Other invested assets	5	64

Total investments	19,600	18,340
Cash and cash equivalents	843	907
Deferred tax asset	736	465
Tax receivable from subsidiaries	263	330
Other assets	308	266

Total assets	$21,750	$20,308

Liabilities and stockholders’ equity
Liabilities:
Tax payable to our former parent company	$279	$310
Other liabilities	575	611
Borrowings from subsidiaries	200	200
Long-term borrowings	4,203	4,165

Total liabilities	5,257	5,286

Commitments and contingencies

Stockholders’ equity:
Class A common stock	1	1
Additional paid-in capital	12,127	12,136

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,692	1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(54)	(132)

Net unrealized investment gains (losses)	2,638	1,485

Derivatives qualifying as hedges	1,909	2,009
Foreign currency translation and other adjustments	655	553

Total accumulated other comprehensive income (loss)	5,202	4,047
Retained earnings	1,863	1,538
Treasury stock, at cost	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,493	15,022

Total liabilities and stockholders’ equity	$21,750	$20,308

See Notes to Schedule II

See Accompanying Report of Independent Registered Public Accounting Firm

Schedule II

Genworth Financial, Inc.

(Parent Company Only)

Statements of Income

(Amounts in millions)

	Years ended December 31,
	2012	2011	2010
Revenues:
Net investment and other income	$2	$4	$11
Net investment gains (losses)	(29)	(17)	(4)

Total revenues	(27)	(13)	7

Benefits and expenses:
Operating expenses	16	33	41
Interest expense	315	324	284

Total benefits and expenses	331	357	325

Loss before income taxes and equity in income of subsidiaries	(358)	(370)	(318)
Benefit from income taxes	(112)	(131)	(147)
Equity in income of subsidiaries	571	277	209

Net income available to Genworth Financial, Inc.’s common stockholders	$325	$38	$38

See Notes to Schedule II

See Accompanying Report of Independent Registered Public Accounting Firm

Schedule II

Genworth Financial, Inc.

(Parent Company Only)

Statements of Comprehensive Income

(Amounts in millions)

	Years ended December 31,
	2012	2011	2010
Net income available to Genworth Financial, Inc.’s common stockholders	$325	$38	$38

Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,075	1,576	939
Net unrealized gains (losses) on other-than-temporarily impaired securities	78	(11)	126
Derivatives qualifying as hedges	(100)	1,085	122
Foreign currency translation and other adjustments	102	(109)	231

Total other comprehensive income (loss)	1,155	2,541	1,418

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$1,480	$2,579	$1,456

See Notes to Schedule II

See Accompanying Report of Independent Registered Public Accounting Firm

Schedule II

Genworth Financial, Inc.

(Parent Company Only)

Statements of Cash Flows

(Amounts in millions)

	Years ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.’s common stockholders	$325	$38	$38
Adjustments to reconcile net income available to Genworth Financial, Inc.’s common stockholders to net cash from operating activities:
Equity in income from subsidiaries	(571)	(277)	(209)
Dividends from subsidiaries	545	478	342
Net investment (gains) losses	29	17	4
Deferred income taxes	(277)	(126)	(81)
Net decrease in derivative instruments	(27)	(47)	(93)
Stock-based compensation expense	23	32	41
Change in certain assets and liabilities:
Accrued investment income and other assets	24	(53)	(27)
Other liabilities	23	85	66

Net cash from operating activities	94	147	81

Cash flows from investing activities:
Proceeds from fixed maturity securities	10	201	—
Purchases of fixed maturity securities	(150)	(10)	(201)
Other invested assets, net	30	(30)	—
Payments for business purchased, net of cash acquired	(18)	2	(40)
Capital contribution paid to subsidiaries	(20)	(15)	(203)

Net cash from investing activities	(148)	148	(444)

Cash flows from financing activities:
Short-term borrowing and other, net	(49)	162	(967)
Repayment and repurchase of long-term borrowings	(322)	(760)	(6)
Proceeds from issuance of long-term borrowings	361	397	793
Repayment of borrowings from subsidiaries	—	—	(33)

Net cash from financing activities	(10)	(201)	(213)

Effect of exchange rate changes on cash and cash equivalents	—	—	91

Net change in cash and cash equivalents	(64)	94	(485)
Cash and cash equivalents at beginning of year	907	813	1,298

Cash and cash equivalents at end of year	$843	$907	$813

See Notes to Schedule II

See Accompanying Report of Independent Registered Public Accounting Firm

Schedule II

Genworth Financial, Inc.

(Parent Company Only)

Notes to Schedule II

Years Ended December 31, 2012, 2011 and 2010

(1) Organization and Purpose

Genworth Financial, Inc. (“Genworth”) was incorporated in Delaware on October 23, 2003 as an indirect subsidiary of General Electric Company (“GE”) in preparation for the initial public offering (“IPO”) of Genworth’s common stock, which was completed on May 24, 2004. Genworth is a holding company, that in connection with the IPO, acquired certain GE insurance and related subsidiaries that provide annuities and other investment products, life insurance, long-term care insurance, group life and health insurance and mortgage insurance.

(2) Retrospective Accounting Changes

On January 1, 2012, we adopted new accounting guidance requiring presentation of the components of net income (loss), the components of other comprehensive income and total comprehensive income either in a single continuous statement of comprehensive income (loss) or in two separate but consecutive statements. We chose to present two separate but consecutive statements. We adopted this new guidance retrospectively. The adoption of this new accounting guidance did not have a material impact on our financial results.

On January 1, 2012, we adopted new accounting guidance that changed our subsidiaries’ accounting for costs associated with acquiring or renewing insurance contracts. We adopted this new guidance retrospectively.

Effective January 1, 2012, our subsidiaries changed their treatment of the liability for future policy benefits for level premium term life insurance products when the liability for a policy falls below zero. Previously, the total liability for future policy benefits included negative reserves calculated at an individual policy level. The new method of accounting floors the liability for future policy benefits on each level premium term life insurance policy at zero. We implemented this accounting change retrospectively.

Our U.S. mortgage insurance subsidiaries have a practice of refunding post-delinquent premiums to the insured party if the delinquent loan goes to claim. Our U.S. mortgage insurance subsidiaries’ historical accounting practice was to account for these premium refunds as a reduction in premiums upon payment. In the first quarter of 2013, our U.S. mortgage insurance subsidiaries determined that they should have been recording a liability for premiums received on the delinquent loans where their practice was to refund post-delinquent premiums. This error was not material to our consolidated financial condition, results of operations or cash flows as presented in our previously filed annual and quarterly financial statements; however, the adjustment to correct the cumulative effect of this error would have been material if recorded in the first quarter of 2013. We restated our financial statements to correct this error for all periods presented herein.

The following table presents the balance sheet as of December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported	Effect of DAC (1) change	Effect of reserve change	Effect of premium restatement	As currently reported
Assets:
Investments in subsidiaries	$19,784	$(1,353)	$(120)	$(46)	$18,265
Total assets	$21,827	$(1,353)	$(120)	$(46)	$20,308

Stockholders’ equity:
Total Genworth Financial, Inc.’s stockholders’ equity	$16,541	$(1,353)	$(120)	$(46)	$15,022

(1)	Deferred acquisition costs.

The following table presents the income statement for the year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Equity in income of subsidiaries	$361	$(63)	$(10)	$(11)	$277
Net income available to Genworth Financial, Inc.’s common stockholders	$122	$(63)	$(10)	$(11)	$38

The following table presents the income statement for the year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Equity in income of subsidiaries	$313	$(86)	$(4)	$(14)	$209
Net income available to Genworth Financial, Inc.’s common stockholders	$142	$(86)	$(4)	$(14)	$38

The following table presents the cash flows from operating activities for the year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.’s common stockholders	$122	$(63)	$(10)	$(11)	$38
Equity in income from subsidiaries	$(361)	$63	$10	$11	$(277)

The following table presents the cash flows from operating activities for the year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.’s common stockholders	$142	$(86)	$(4)	$(14)	$38
Equity in income from subsidiaries	$(313)	$86	$4	$14	$(209)

The following table presents the balance sheet as of December 31, 2012 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies	Effect of reserve change	Effect of premium restatement	As reported under new policies
Assets:
Investments in subsidiaries	$19,621	$(133)	$(44)	$19,444
Total assets	$21,927	$(133)	$(44)	$21,750

Stockholders’ equity:
Total Genworth Financial, Inc.’s stockholders’ equity	$16,670	$(133)	$(44)	$16,493

The following table presents the income statement for the year ended December 31, 2012 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies	Effect of reserve change	Effect of premium restatement	As reported under new policies
Equity in income of subsidiaries	$582	$(13)	$2	$571
Net income available to Genworth Financial, Inc.’s common stockholders	$336	$(13)	$2	$325

The following table presents the net cash flows from operating activities for the year ended December 31, 2012 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies	Effect of reserve change	Effect of premium restatement	As reported under new policies
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.’s common stockholders	$336	$(13)	$2	$325
Equity in income from subsidiaries	$(582)	$13	$(2)	$(571)

(3) Borrowings and Commitments

(a) Borrowings

All of the consolidated borrowings of Genworth and its consolidated subsidiaries were borrowings of the Parent, except as indicated below.

As of December 31, 2012 and 2011, our consolidated securitization entities had borrowings of $336 million and $396 million, respectively. These borrowings are required to be paid down as principal is collected on the restricted investments held by the consolidated securitization entities and, accordingly, the repayment of these borrowings follows the maturity or prepayment, as permitted, of the restricted investments.

In June 2011, Genworth Financial Mortgage Insurance Pty Limited, our indirect wholly-owned subsidiary, issued AUD$140 million of subordinated floating rate notes due 2021 with an interest rate of three-month Bank Bill Swap reference rate plus a margin of 4.75%. Genworth Financial Mortgage Insurance Pty Limited used the proceeds it received from this transaction for general corporate purposes.

In December 2010, our majority-owned subsidiary, Genworth MI Canada Inc. (“Genworth Canada”), issued CAD$150 million of 4.59% senior notes due 2015. The net proceeds of the offering were used to fund transactions among Genworth Canada and its Canadian wholly-owned subsidiaries. Genworth Canada used proceeds it received from such transactions for general corporate and investment purposes, and/or to fund a distribution to, or a repurchase of common shares from, Genworth Canada’s shareholders.

In June 2010, Genworth Canada, issued CAD$275 million of 5.68% senior notes due 2020. The net proceeds of the offering were used to fund transactions among Genworth Canada and its Canadian wholly-owned subsidiaries. Genworth Canada used the proceeds it received from such transactions for general corporate and investment purposes and to fund a repurchase of common shares from Genworth Canada’s shareholders.

During 2012, River Lake Insurance Company, our indirect wholly-owned subsidiary, repaid $11 million of its total outstanding floating rate subordinated notes due in 2033.

In December 2012, Genworth Life Insurance Company (“GLIC”), our indirect wholly-owned subsidiary, acquired $20 million of non-recourse funding obligations issued by River Lake Insurance Company II (“River Lake II”), our indirect wholly-owned subsidiary, resulting in a U.S. generally accepted accounting principles (“U.S. GAAP”) after-tax gain of $4 million. We accounted for these transactions as redemptions of the non-recourse funding obligations of River Lake II.

On March 26, 2012, River Lake Insurance Company IV Limited (“River Lake IV”) , our indirect wholly-owned subsidiary, repaid $3 million of its total outstanding $8 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments. During the three months ended September 30, 2012, as part of a life block transaction, GLIC acquired $270 million of non-recourse funding obligations issued by River Lake IV, which were accounted for as redemptions of the non-recourse funding obligations and resulted in a U.S. GAAP after-tax gain of approximately $21 million. The life block transaction also resulted in higher after-tax amortization of deferred acquisition costs of $25 million reflecting loss recognition associated with a third-party reinsurance treaty plus additional expenses. The combined transactions resulted in a U.S. GAAP after-tax loss of $6 million in the three months ended September 30, 2012 which was included in our U.S. Life Insurance segment. In December 2012, River Lake IV repaid its outstanding remaining non-recourse funding obligations of $235 million.

In January 2012, as part of a life block transaction, GLIC acquired $475 million of principal amount of notes secured by non-recourse funding obligations issued by River Lake Insurance Company III (“River Lake III”), which were accounted for as redemptions of the non-recourse funding obligations and resulted in a U.S. GAAP after-tax gain of approximately $52 million. In connection with the life block transaction, certain term life insurance policies were ceded to a third-party reinsurer resulting in a U.S. GAAP after-tax loss, net of amortization of deferred acquisition costs, of $93 million. The combined transactions resulted in a U.S. GAAP after-tax loss of approximately $41 million in the first quarter of 2012. In February and March 2012, River Lake III repaid its remaining outstanding non-recourse funding obligations of $176 million.

During 2011, GLIC acquired $175 million principal amount of notes secured by our non-recourse funding obligations, plus accrued interest, for a pre-tax gain of $48 million. We accounted for these transactions as redemptions of the non-recourse funding obligations.

On March 25, 2011, River Lake IV, our indirect wholly-owned subsidiary, repaid $6 million of its total outstanding $22 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments. On March 25, 2010, River Lake IV repaid $6 million of its total outstanding $28 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments.

On April 3, 2000, GE Financial Assurance Holdings, Inc., an indirect subsidiary of GE, issued to a subsidiary a senior unsecured note with a principal amount of $233 million with an interest rate of 7.85% maturing on November 30, 2010. As part of our corporate formation, the note was assumed by Genworth. This note was eliminated in consolidation. On March 31, 2010, this note was repaid in full with $33 million in cash and the issuance of a senior unsecured note with a principal amount of $200 million, with an interest rate of 7.25% and a maturity date of March 31, 2020.

(b) Commitments

In addition to the guarantees discussed in notes 18, 19 and 22 to our consolidated financial statements, we provided capital support to some of our insurance subsidiaries in the form of guarantees of certain (primarily insurance) obligations, in some cases subject to annual scheduled adjustments, totaling up to $953 million and $849 million as of December 31, 2012 and 2011, respectively. We believe our insurance subsidiaries have adequate reserves to cover the underlying obligations.

We provide a limited guarantee to Rivermont Insurance Company I (“Rivermont I”), an indirect subsidiary, which is accounted for as a derivative and is carried at fair value. This derivative did not qualify for hedge accounting, and therefore, changes in fair value were reported in net investment gains (losses) in the income statement. As of December 31, 2012 and 2011, the fair value of this derivative was $1 million and $6 million, respectively, and was recorded in other liabilities. For the years ended December 31, 2012, 2011 and 2010, the effect on pre-tax income (loss) from derivatives, including the guarantee on Rivermont I, was $(14) million, $17 million and $(4) million, respectively.

In connection with the issuance of non-recourse funding obligations by Rivermont I, Genworth entered into a liquidity commitment agreement with the third-party trusts in which the floating rate notes have been deposited. The liquidity agreement may require that Genworth issue to the trusts either a loan or a letter of credit (“LOC”), at maturity of the notes (2050), in the amount equal to the then market value of the assets supporting the notes held in the trust. Any loan or LOC issued is an obligation of the trust and accrues interest at London Interbank Offered Rate plus a margin. In consideration for entering into this agreement, Genworth received, from Rivermont I, a one-time commitment fee of approximately $2 million. The maximum potential amount of future obligation under this agreement is approximately $95 million.

(4) Supplemental Cash Flow Information

Net cash paid for taxes was $206 million for the year ended December 31, 2012. Net cash received for taxes was $27 million and $71 million for the years ended December 31, 2011 and 2010, respectively. Cash paid for interest was $333 million, $319 million and $276 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The following table details non-cash items for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Supplemental schedule of non-cash activities:
Capital contributions to subsidiaries	$—	$(90)	$(205)
Dividends from subsidiaries	—	90	168

Total non-cash transactions	$—	$—	$(37)

In July 2011, we received 3,582,227 of common shares of Genworth Canada as a dividend with an estimated market value of $90 million. These shares were previously held by Brookfield Life Assurance Company Limited. We subsequently contributed these shares to our U.S. mortgage insurance subsidiaries to increase the statutory capital in those companies.

In December 2010, we received 131,962 of preferred shares of a subsidiary as a dividend of $132 million that we subsequently redistributed through several capital contributions. Additionally, in connection with the previously uncertain tax benefits related to separation from our former parent that we recognized in 2010, we recorded $36 million as non-cash deemed dividends and $73 million as non-cash deemed capital contributions to certain of our subsidiaries.

On January 31, 2013, we received 85% of the shares of the European mortgage insurance subsidiaries with an estimated value of $222 million as a dividend. These shares were previously held by Brookfield Life and Annuity Insurance Company Limited. We subsequently contributed a portion of these shares with an estimated value of $211 million to our U.S. mortgage insurance subsidiaries to increase the statutory capital in those companies as part of our overall capital plan for our U.S. mortgage insurance subsidiaries. We contributed the remaining shares with an estimated value of $11 million to another subsidiary. At the same time, we also received a dividend of Brookfield Life Insurance Company Limited’s 15.4% ownership in our U.S. mortgage insurance subsidiaries with an estimated value of $180 million.

(5) Income Taxes

We are obligated, pursuant to our Tax Matters Agreement with GE, to make fixed payments to GE, over the next 11 years, on an after-tax basis and subject to a cumulative maximum of $640 million, which is 80% of the projected tax savings associated with the Section 338 deductions. As of December 31, 2012 and 2011, we recorded on our Genworth consolidated balance sheets our estimate of the deferred tax benefits associated with these deductions of $599 million.

In connection with our 2004 separation from our former parent, GE, we made certain joint tax elections and realized certain tax benefits. During 2010, the Internal Revenue Service completed an examination of GE’s 2004 tax return, including these tax impacts. Therefore, $36 million of previously uncertain tax benefits related to separation became certain and we recognized those in 2010.

As of December 31, 2012, Genworth also held assets of $370 million in respect of the tax elections, comprised of a $107 million deferred tax asset and a $263 million receivable from our subsidiaries pursuant to the tax allocation agreements. The remaining $629 million of net deferred tax asset as of December 31, 2012 was primarily comprised of share-based compensation, net operating loss (“NOL”) carryforwards, unrealized gains on derivatives and a state deferred tax asset. The state deferred tax asset was offset by a valuation allowance. As of December 31, 2011, Genworth held assets of $437 million in respect of the tax elections, comprised of a $107 million deferred tax asset and a $330 million receivable from our subsidiaries pursuant to the tax allocation agreements. The remaining $358 million of net deferred tax asset as of December 31, 2011 was primarily comprised of share-based compensation, NOL carryforwards, unrealized gains on derivatives and a state deferred tax asset. The state deferred tax asset was offset by a valuation allowance. These amounts are undiscounted pursuant to the applicable rules governing deferred taxes and intercompany liabilities.

NOL carryforwards amounted to $1,088 million as of December 31, 2012, and, if unused, will expire beginning in 2029.

(6) Sale of Wealth Management Subsidiaries

On March 27, 2013, we announced that we had agreed to sell our wealth management subsidiaries, Genworth Financial Wealth Management and alternative solutions provider, the Altegris companies, to AqGen Liberty Acquisition, Inc., a subsidiary of AqGen Liberty Holdings LLC, a partnership of Aquiline Capital Partners and Genstar Capital, for approximately $412 million. The sale is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals.

Our investment in these subsidiaries was $433 million and $427 million as of December 31, 2012 and 2011, respectively. Our earnings from these subsidiaries were $49 million, $48 million and $37 million for the years ended December 31, 2012, 2011 and 2010, respectively. We received dividends from these subsidiaries of $39 million, $47 million and $30 million during the years ended December 31, 2012, 2011 and 2010, respectively. We also made capital contributions to these subsidiaries of $2 million during the year ended December 31, 2011.

Related to our purchase of Altegris in 2010, we could have been obligated to pay additional performance-based payments during the five-year period following closing. The remaining maximum performance-based payments under the terms of the agreement we could have been obligated to pay was $70 million as of December 31, 2012. On March 27, 2013, we agreed to settle our contingent consideration liability related to our purchase of Altegris for approximately $40 million.

Schedule III Genworth Financial, Inc. Supplemental Insurance Information	3 Months Ended
Mar. 31, 2013
Schedule III Genworth Financial, Inc. Supplemental Insurance Information

Schedule III

Genworth Financial, Inc.

Supplemental Insurance Information

(Amounts in millions)

Segment	Deferred Acquisition Costs	Future Policy Benefits	Policyholder Account Balances	Liability for Policy and Contract Claims	Unearned Premiums
December 31, 2012
U.S. Life Insurance	$4,300	$33,499	$21,454	$4,857	$617
International Mortgage Insurance	161	—	—	516	3,051
U.S. Mortgage Insurance	10	—	—	2,009	116
International Protection	242	—	16	106	539
Runoff	323	6	4,792	21	10
Corporate and Other	—	—	—	—	—

Total	$5,036	$33,505	$26,262	$7,509	$4,333

December 31, 2011
U.S. Life Insurance	$4,393	$32,168	$20,943	$4,418	$576
International Mortgage Insurance	162	—	—	553	2,932
U.S. Mortgage Insurance	7	—	—	2,488	112
International Protection	259	—	17	133	592
Runoff	372	7	5,385	28	11
Corporate and Other	—	—	—	—	—

Total	$5,193	$32,175	$26,345	$7,620	$4,223

See Accompanying Report of Independent Registered Public Accounting Firm

Segment	Premium Revenue	Net Investment Income	Interest Credited and Benefits and Other Changes in Policy Reserves	Amortization of Deferred Acquisition Costs	Other Operating Expenses	Premiums Written
December 31, 2012
U.S. Life Insurance	$2,789	$2,594	$4,593	$410	$830	$2,818
International Mortgage Insurance	1,016	375	516	52	103	1,061
U.S. Mortgage Insurance	549	68	725	3	145	554
International Protection	682	131	150	106	624	619
Runoff	5	145	169	47	84	5
Corporate and Other	—	30	—	—	477	—

Total	$5,041	$3,343	$6,153	$618	$2,263	$5,057

December 31, 2011
U.S. Life Insurance	$2,979	$2,538	$4,448	$207	$930	$3,005
International Mortgage Insurance	1,063	393	458	53	292	923
U.S. Mortgage Insurance	547	104	1,325	2	159	556
International Protection	839	173	135	136	635	735
Runoff	260	140	369	62	152	260
Corporate and Other	—	32	—	—	430	—

Total	$5,688	$3,380	$6,735	$460	$2,598	$5,479

December 31, 2010
U.S. Life Insurance	$3,004	$2,473	$4,339	$240	$875	$3,030
International Mortgage Insurance	994	355	390	49	255	819
U.S. Mortgage Insurance	574	116	1,491	2	156	572
International Protection	939	154	196	155	667	748
Runoff	322	130	426	64	168	322
Corporate and Other	—	38	—	—	386	—

Total	$5,833	$3,266	$6,842	$510	$2,507	$5,491

Accounting Changes	3 Months Ended
Mar. 31, 2013
Accounting Changes

(2) Accounting Changes

On January 1, 2013, we adopted new accounting guidance for disclosures about offsetting assets and liabilities. This guidance requires an entity to disclose information about offsetting and related arrangements to enable users to understand the effect of those arrangements on its financial position. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

On January 1, 2013, we adopted new accounting guidance related to the presentation of the reclassification of items out of accumulated other comprehensive income into net income. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

Changes in Other Comprehensive Income (Loss)	3 Months Ended
Mar. 31, 2013
Changes in Other Comprehensive Income (Loss)

(9) Changes in Other Comprehensive Income (Loss)

The following tables show the changes in OCI, net of taxes, by component as of and for the periods indicated:

(Amounts in millions)	Net unrealized investment gains (losses) (1)	Derivatives qualifying as hedges (2)	Foreign currency translation and other adjustments (3)	Total
Balances as of January 1, 2013	$2,638	$1,909	$655	$5,202
OCI before reclassifications	(216)	(102)	(104)	(422)
Amounts reclassified from OCI	25	(8)	—	17

Current period OCI	(191)	(110)	(104)	(405)

Balance as of March 31, 2013 before noncontrolling interests	2,447	1,799	551	4,797

Less: change in OCI attributable to noncontrolling interests	4	—	(31)	(27)

Balances as of March 31, 2013	$2,443	$1,799	$582	$4,824

(1)	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
(2)	See note 5 for additional information.
(3)

Balance included $26 million, net of $13 million of taxes, related to a net unrecognized postretirement benefit obligation as of March 31, 2013. Amount also included $52 million of taxes related to foreign currency translation adjustments as of March 31, 2013.

(Amounts in millions)	Net unrealized investment gains (losses) (1)	Derivatives qualifying as hedges (2)	Foreign currency translation and other adjustments (3)	Total
Balances as of January 1, 2012	$1,485	$2,009	$553	$4,047
OCI before reclassifications	(164)	(322)	116	(370)
Amounts reclassified from OCI	—	(7)	—	(7)

Current period OCI	(164)	(329)	116	(377)

Balance as of March 31, 2012 before noncontrolling interests	1,321	1,680	669	3,670

Less: change in OCI attributable to noncontrolling interests	(6)	—	20	14

Balances as of March 31, 2012	$1,327	$1,680	$649	$3,656

(1)	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
(2)	See note 5 for additional information.
(3)

Balance included $20 million, net of $11 million of taxes, related to a net unrecognized postretirement benefit obligation as of March 31, 2012. Amount also included $48 million of taxes related to foreign currency translation adjustments as of March 31, 2012.

The following table shows reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the periods presented:

	Amount reclassified from accumulated other comprehensive income		Affected line item in the consolidated statements of income
	Three months ended March 31,
(Amounts in millions)	2013	2012
Net unrealized investment gains (losses):
Unrealized gains (losses) on investments (1)	$38	$—	Net investment gains (losses)
Provision for income taxes	(13)	—	Provision for income taxes

Total	$25	$—

Derivatives qualifying as hedges:
Interest rate swaps hedging assets	$(9)	$(9)	Net investment income
Interest rate swaps hedging assets	—	(1)	Net investment gains (losses)
Interest rate swaps hedging liabilities	(1)	—	Interest expense
Inflation indexed swaps	(3)	—	Net investment income
Provision for income taxes	5	3	Provision for income taxes

Total	$(8)	$(7)

(1)	Amounts exclude adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves.

Subsequent Events	3 Months Ended
Mar. 31, 2013
Subsequent Events

(11) Subsequent Events

Holding Company Reorganization

On April 1, 2013, Genworth Holdings, Inc. (“Genworth Holdings” or “Issuer”) (formerly named Genworth Financial, Inc.) completed a holding company reorganization in accordance with Section 251(g) of the General Corporation Law of the State of Delaware (“DGCL”) whereby Genworth Holdings became a direct, wholly-owned subsidiary of a new public holding company it formed, Genworth Financial, Inc. (“New Genworth” or “Parent Guarantor”) (formerly named Sub XLVI, Inc.).

To implement the reorganization, Genworth Holdings formed New Genworth and New Genworth, in turn, formed Sub XLII, Inc. (“Merger Sub”). The holding company structure was implemented pursuant to Section 251(g) of the DGCL by the merger of Merger Sub with and into Genworth Holdings (the “Merger”). Genworth Holdings survived the Merger as a direct, wholly-owned subsidiary of New Genworth and each share of Genworth Holdings Class A Common Stock, par value $0.001 per share (“Genworth Holdings Class A Common Stock”), issued and outstanding immediately prior to the Merger and each share of Genworth Holdings Class A Common Stock held in the treasury of Genworth Holdings immediately prior to the Merger converted into one issued and outstanding or treasury, as applicable, share of New Genworth Class A Common Stock, par value $0.001 per share, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the Genworth Holdings Class A Common Stock being converted.

Immediately after the consummation of the Merger, New Genworth had the same authorized, outstanding and treasury capital stock as Genworth Holdings immediately prior to the Merger. Each share of New Genworth common stock outstanding immediately prior to the Merger was cancelled.

Pursuant to Section 251(g) of the DGCL, the Merger did not require a vote of the stockholders of Genworth Holdings. Effective upon the consummation of the Merger, New Genworth adopted an amended and restated certificate of incorporation and amended and restated bylaws that are identical to those of Genworth Holdings immediately prior to the consummation of the Merger (other than provisions regarding certain technical matters, as permitted by Section 251(g) of the DGCL). New Genworth’s directors and executive officers immediately after the consummation of the Merger are the same as the directors and executive officers of Genworth Holdings immediately prior to the consummation of the Merger. Immediately after the consummation of the Merger, New Genworth had, on a consolidated basis, the same assets, businesses and operations as Genworth Holdings had immediately prior to the consummation of the Merger.

On April 1, 2013, in connection with the reorganization, immediately following the consummation of the Merger, Genworth Holdings distributed to New Genworth (as its sole stockholder), through a dividend (the “Distribution”), the 84.6% membership interest in one of its subsidiaries (Genworth Mortgage Holdings, LLC (“GMHL”)) that it held directly, and 100% of the shares of another of its subsidiaries (Genworth Mortgage Holdings, Inc. (“GMHI”)), that held the remaining 15.4% of outstanding membership interests of GMHL. At the time of the Distribution, GMHL and GMHI together owned (directly or indirectly) 100% of the shares or other equity interests of all of the subsidiaries that conducted Genworth Holdings’ U.S. mortgage insurance business (these subsidiaries also owned the subsidiaries that conducted Genworth Holdings’ European mortgage insurance business). As part of a comprehensive U.S. mortgage insurance capital plan, on April 1, 2013, immediately prior to the Distribution, Genworth Holdings contributed $100 million to the U.S. mortgage insurance subsidiaries.

Reverse Mortgage Business Disposition

Effective April 1, 2013 (immediately prior to the holding company reorganization), Genworth Holdings completed the sale of its reverse mortgage business for total proceeds of $22 million. No significant gain or loss was recorded on the sale.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Premiums

a) Premiums

For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

For single premium mortgage insurance contracts, we report premiums over the estimated policy life in accordance with the expected pattern of risk emergence as further described in our accounting policy for unearned premiums.

Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues but rather as deposits and are included in liabilities for policyholder account balances.

Net Investment Income and Net Investment Gains and Losses

b) Net Investment Income and Net Investment Gains and Losses

Investment income is recognized when earned. Income or losses upon call or prepayment of available-for-sale fixed maturity securities is recognized in net investment income, except for hybrid securities where the income or loss upon call is recognized in net investment gains and losses. Investment gains and losses are calculated on the basis of specific identification.

Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than “AA” or that are backed by a U.S. agency) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

Insurance and Investment Product Fees and Other

c) Insurance and Investment Product Fees and Other

Insurance and investment product fees and other consist primarily of insurance charges assessed on universal and term universal life insurance contracts, fees assessed against customer account values and commission income. For universal and term universal life insurance contracts, charges to policyholder accounts for cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder’s and policyholder’s account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

Investment Securities

d) Investment Securities

At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities comprises primarily investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs (“DAC”), present value of future profits (“PVFP”), benefit reserves and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets and primarily represent fixed maturity securities where we utilized the fair value option.

Other-Than-Temporary Impairments On Available-For-Sale Securities

As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

We recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

•	we do not expect full recovery of our amortized cost based on the estimate of cash flows expected to be collected,

•	we intend to sell a security or

•	it is more likely than not that we will be required to sell a security prior to recovery.

For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) (“OCI”) and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of income.

Total other-than-temporary impairments are calculated as the difference between the amortized cost and fair value that emerged in the current period. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI (“non-credit”). Net other-than-temporary impairments recorded in net income (loss) represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain (loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security by discounting these cash flows at the current effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management’s best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity securities impairment model.

For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

Fair Value Measurements

e) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Quoted prices for identical instruments in active markets.

•

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3—Instruments whose significant value drivers are unobservable.

Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded derivatives and actively traded mutual fund investments.

Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable, information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

Level 3 comprises financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments or embedded derivatives where we cannot corroborate the significant valuation inputs with market observable data.

As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. See note 17 for additional information related to fair value measurements.

Commercial Mortgage Loans

f) Commercial Mortgage Loans

Commercial mortgage loans are stated at principal amounts outstanding, net of deferred expenses and allowance for loan loss. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are deferred and amortized on an effective yield basis over the term of the loan. Commercial mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date.

“Impaired” loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that we will be unable to collect all amounts due, we consider current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management’s opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

We evaluate the impairment of commercial mortgage loans first on an individual loan basis. If an individual loan is not deemed impaired, then we evaluate the remaining loans collectively to determine whether an impairment should be recorded.

For individually impaired loans, we record an impairment charge when it is probable that a loss has been incurred. The impairment is recorded as an increase in the allowance for loan losses. All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible.

For loans that are not individually impaired where we evaluate the loans collectively, the allowance for loan losses is maintained at a level that we determine is adequate to absorb estimated probable incurred losses in the loan portfolio. Our process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions that would result in a loss in the loan portfolio over the next twelve months. Key inputs into our evaluation include debt service coverage ratios, loan-to-value, property-type, occupancy levels, geographic region, and probability weighting of the scenarios generated by the model. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements. Additions and reductions to the allowance through periodic provisions or benefits are recorded in net investment gains (losses).

For commercial mortgage loans classified as held-for-sale, each loan is carried at the lower of cost or market and is included in commercial mortgage loans in our consolidated balance sheets. See note 4 for additional disclosures related to commercial mortgage loans.

Securities Lending Activity

g) Securities Lending Activity

In the United States and Canada, we engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. We are currently indemnified against counterparty credit risk by the intermediary.

Under the securities lending program in the United States, the borrower is required to provide collateral, which can consist of cash or government securities, on a daily basis in amounts equal to or exceeding 102% of the applicable securities loaned. Currently, we only accept cash collateral from borrowers under the program. Cash collateral received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. In the United States, the reinvested cash collateral is primarily invested in a money market fund approved by the National Association of Insurance Commissioners (“NAIC”), U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities. As of December 31, 2012 and 2011, the fair value of securities loaned under our securities lending program in the United States was $194 million and $431 million, respectively. As of December 31, 2012 and 2011, the fair value of collateral held under our securities lending program in the United States was $187 million and $406 million, respectively, and the offsetting obligation to return collateral of $203 million and $440 million, respectively, was included in other liabilities in the consolidated balance sheets. We did not have any non-cash collateral provided by the borrower in our securities lending program in the United States as of December 31, 2012 and 2011.

Under our securities lending program in Canada, the borrower is required to provide collateral consisting of government securities on a daily basis in amounts equal to or exceeding 105% of the fair value of the applicable securities loaned. Securities received from counterparties as collateral are not recorded on our consolidated balance sheet given that the risk and rewards of ownership is not transferred from the counterparties to us in the course of such transactions. Additionally, there was no cash collateral as cash collateral is not permitted as an acceptable form of collateral under the program. In Canada, the lending institution must be included on the approved Securities Lending Borrowers List with the Canadian regulator and the intermediary must be rated at least “AA-” by Standard & Poor’s Financial Services LLC. As of December 31, 2012 and 2011, the fair value of securities loaned under our securities lending program in Canada was $210 million and $273 million, respectively.

Repurchase Agreements

h) Repurchase Agreements

We have a repurchase program in which we sell an investment security at a specified price and agree to repurchase that security at another specified price at a later date. Repurchase agreements are treated as collateralized financing transactions and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreement. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities. As of December 31, 2012 and 2011, the fair value of securities pledged under the repurchase program was $1,616 million and $1,693 million, respectively, and the repurchase obligation of $1,534 million and $1,548 million, respectively, was included in other liabilities in the consolidated balance sheets.

Cash and Cash Equivalents

i) Cash and Cash Equivalents

Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

Deferred Acquisition Costs

j) Deferred Acquisition Costs

Acquisition costs include costs that are related directly to the successful acquisition of new and renewal insurance policies and investment contracts. Such costs are deferred and amortized as follows:

Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions and for contracts and policies issued, some other costs such as underwriting, medical inspection and issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and for investment and universal life insurance products is based on expected gross profits. Expected gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions relating to future gross profits based on experience studies.

Short-Duration Contracts. Acquisition costs primarily consist of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of expected future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization, and for certain products, an increase in benefit reserves may be required. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. See note 6 for additional information related to DAC including loss recognition and recoverability.

Intangible Assets

k) Intangible Assets

Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2012, 2011 and 2010, no charges to income were recorded as a result of our PVFP recoverability or loss recognition testing.

Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract’s expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment using a qualitative or quantitative assessment and are written down to fair value as required.

Goodwill

l) Goodwill

Goodwill is not amortized but is tested for impairment annually or between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. We are permitted to utilize a qualitative impairment assessment if the fair value of the reporting unit is not more likely than not lower than its carrying value. If a qualitative impairment assessment is not performed, we are required to determine the fair value of the reporting unit. The determination of fair value requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit is the operating segment, or a business, one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the component level. If the reporting unit’s fair value is below its carrying value, we must determine the amount of implied goodwill that would be established if the reporting unit was hypothetically purchased on the impairment assessment date. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit’s goodwill exceeds the amount of implied goodwill.

The determination of fair value for our reporting units is primarily based on an income approach whereby we use discounted cash flows for each reporting unit. When available and as appropriate, we use market approaches or other valuation techniques to corroborate discounted cash flow results. The discounted cash flow model used for each reporting unit is based on either: operating income or statutory distributable income, depending on the reporting unit being valued.

The cash flows used to determine fair value are dependent on a number of significant management assumptions based on our historical experience, our expectations of future performance, and expected economic environment. Our estimates are subject to change given the inherent uncertainty in predicting future performance and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, new product introductions and specific industry and market conditions. Additionally, the discount rate used in our discounted cash flow approach is based on management’s judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows.

See note 8 for additional information related to goodwill and impairments recorded.

Reinsurance

m) Reinsurance

Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. Amounts received from reinsurers that represent recovery of acquisition costs are netted against DAC so that the net amount is capitalized. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

Derivatives

n) Derivatives

Derivative instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is no longer probable that the forecasted transaction will occur.

For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried in the consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income when income is impacted by the variability of the cash flow of the hedged item.

For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in current period income.

We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in current period income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried in the consolidated balance sheets at fair value, with changes in fair value recognized in current period income.

Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

Separate Accounts and Related Insurance Obligations

o) Separate Accounts and Related Insurance Obligations

Separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the contractholders and are reflected in our consolidated balance sheets at fair value, reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves. Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of income. There were no gains or losses on transfers of assets from the general account to the separate account.

We offer certain minimum guarantees associated with our variable annuity contracts. Our variable annuity contracts usually contain a basic guaranteed minimum death benefit (“GMDB”) which provides a minimum benefit to be paid upon the annuitant’s death equal to the larger of account value and the return of net deposits. Some variable annuity contracts permit contractholders to purchase through riders, at an additional charge, enhanced death benefits such as the highest contract anniversary value (“ratchets”), accumulated net deposits at a stated rate (“rollups”), or combinations thereof.

Additionally, some of our variable annuity contracts provide the contractholder with living benefits such as a guaranteed minimum withdrawal benefit (“GMWB”) or certain types of guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit base each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation.

Most of our reserves for additional insurance and annuitization benefits are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience. The projections utilize stochastic scenarios of separate account returns incorporating reversion to the mean, as well as assumptions for mortality and lapses. Some of our minimum guarantees, mainly GMWBs, are accounted for as embedded derivatives; see notes 5 and 17 for additional information on these embedded derivatives and related fair value measurement disclosures.

Insurance Reserves

p) Insurance Reserves

Future Policy Benefits

We include insurance-type contracts, such as traditional life insurance, in the liability for future policy benefits. Insurance-type contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which are appropriate at the time the policies are issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. For long-term care insurance products, benefit reductions are treated as partial lapse of coverage with the balance of our future policy benefits and deferred acquisition costs both reduced in proportion to the reduced coverage. For level premium term life insurance products, we floor the liability for future policy benefits on each policy at zero. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and that of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

Policyholder Account Balances

We include investment-type contracts and our universal life insurance contracts in the liability for policyholder account balances. Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders’ contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

Liability for Policy and Contract Claims

q) Liability for Policy and Contract Claims

The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer; (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

For our mortgage insurance policies, reserves for losses and loss adjustment expenses are based on notices of mortgage loan defaults and estimates of defaults that have been incurred but have not been reported by loan servicers, using assumptions of claim rates for loans in default and the average amount paid for loans that result in a claim. As is common accounting practice in the mortgage insurance industry and in accordance with U.S. GAAP, we begin to provide for the ultimate claim payment relating to a potential claim on a defaulted loan when the status of that loan first goes delinquent. Over time, as the status of the underlying delinquent loans move toward foreclosure and the likelihood of the associated claim loss increases, the amount of the loss reserves associated with the potential claims may also increase.

Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

Unearned Premiums

r) Unearned Premiums

For single premium insurance contracts, we recognize premiums over the policy life in accordance with the expected pattern of risk emergence. We recognize a portion of the revenue in premiums earned in the current period, while the remaining portion is deferred as unearned premiums and earned over time in accordance with the expected pattern of risk emergence. If single premium policies are cancelled and the premium is non-refundable, then the remaining unearned premium related to each cancelled policy is recognized to earned premiums upon notification of the cancellation. Expected pattern of risk emergence on which we base premium recognition is inherently judgmental and is based on actuarial analysis of historical experience. We periodically review our premium earnings recognition models with any adjustments to the estimates reflected in current period income. For the years ended December 31, 2012, 2011 and 2010, we updated our premium recognition factors for our international mortgage insurance business. These updates included the consideration of recent and projected loss experience, policy cancellation experience and refinement of actuarial methods. In 2012, 2011 and 2010, adjustments associated with this update resulted in an increase in earned premiums of $36 million, $46 million and $52 million, respectively.

Stock-Based Compensation

s) Stock-Based Compensation

We determine a grant date fair value and recognize the related compensation expense, adjusted for expected forfeitures, through the income statement over the respective vesting period of the awards.

Employee Benefit Plans

t) Employee Benefit Plans

We provide employees with a defined contribution pension plan and recognize expense throughout the year based on the employee’s age, service and eligible pay. We make an annual contribution to the plan. We also provide employees with defined contribution savings plans. We recognize expense for our contributions to the savings plans at the time employees make contributions to the plans.

Some employees participate in defined benefit pension and postretirement benefit plans. We recognize expense for these plans based upon actuarial valuations performed by external experts. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize the overfunded or underfunded status of a defined benefit plan as an asset or liability in our consolidated balance sheets and recognize changes in that funded status in the year in which the changes occur through OCI.

Income Taxes

u) Income Taxes

We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on our assessment of the realizability of such amounts.

Effective with the period beginning January 1, 2011, our companies elected to file a single U.S. consolidated income tax return (the “life/non-life consolidated return”). The election was made with the filing of the first life/non-life consolidated return, which was filed in September 2012. All companies domesticated in the United States and our Bermuda and Guernsey subsidiaries which have elected to be taxed as U.S. domestic companies were included in the life/non-life consolidated return as allowed by the tax law and regulations. The tax sharing agreement previously applicable only to the U.S. life insurance entities was terminated with the filing of the life/non-life consolidated return and those entities adopted the tax sharing agreement previously applicable to only the non-life entities (hereinafter the “life/non-life tax sharing agreement”). The two agreements were identical in all material respects. The life/non-life tax sharing agreement was provided to the appropriate state insurance regulators for approval. Intercompany balances relating to the impacts of the life/non-life tax sharing agreement were settled with the insurance companies after approval was received from the insurance regulators. Intercompany balances under all agreements are settled at least annually. For years before 2011, our U.S. non-life insurance entities were included in the consolidated federal income tax return of Genworth and subject to a tax sharing arrangement that allocated tax on a separate company basis but provided benefit for current utilization of losses and credits. Also, our U.S. life insurance entities filed a consolidated life insurance federal income tax return, and were subject to a separate tax sharing agreement, as approved by state insurance regulators, which allocated taxes on a separate company basis but provided benefit for current utilization of losses and credits.

Our subsidiaries based in Bermuda and Guernsey are treated as U.S. insurance companies under provisions of the U.S. Internal Revenue Code, are included in the life/non-life consolidated return, and have adopted the life-non/life tax sharing agreement. Jurisdictions outside the United States in which our various subsidiaries incur significant taxes include Australia, Canada and the United Kingdom.

Foreign Currency Translation

v) Foreign Currency Translation

The determination of the functional currency is made based on the appropriate economic and management indicators. The assets and liabilities of foreign operations are translated into U.S. dollars at the exchange rates in effect at the consolidated balance sheet date. Translation adjustments are included as a separate component of accumulated other comprehensive income (loss). Revenues and expenses of the foreign operations are translated into U.S. dollars at the average rates of exchange during the period of the transaction. Gains and losses from foreign currency transactions are reported in income and have not been material in any years presented in our consolidated statements of income.

Variable Interest Entities

w) Variable Interest Entities

We are involved in certain entities that are considered VIEs as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE’s economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders, as well as which party has the power to direct activities that most significantly impact the performance of the VIEs.

Our primary involvement related to VIEs includes securitization transactions, certain investments and certain mortgage insurance policies.

We have retained interests in VIEs where we are the servicer and transferor of certain assets that were sold to a newly created VIE. Additionally, for certain securitization transactions, we were the transferor of certain assets that were sold to a newly created VIE but did not retain any beneficial interest in the VIE other than acting as the servicer of the underlying assets.

We hold investments in certain structures that are considered VIEs. Our investments represent beneficial interests that are primarily in the form of structured securities or alternative investments. Our involvement in these structures typically represent a passive investment in the returns generated by the VIE and typically do not result in having significant influence over the economic performance of the VIE.

We also provide mortgage insurance on certain residential mortgage loans originated and securitized by third parties using VIEs to issue mortgage-backed securities. While we provide mortgage insurance on the underlying loans, we do not typically have any on-going involvement with the VIE other than our mortgage insurance coverage and do not act in a servicing capacity for the underlying loans held by the VIE.

See note 18 for additional information related to these consolidated entities.

Accounting Changes

x) Accounting Changes

Testing Indefinite-Lived Intangible Assets For Impairment

In July 2012, the Financial Accounting Standards Board (the “FASB”) issued new accounting guidance on testing indefinite-lived intangible assets for impairment. The new guidance permits the use of a qualitative assessment prior to, and potentially instead of, the quantitative impairment test for indefinite-lived intangible assets. We elected to early adopt this new accounting guidance effective October 1, 2012. The adoption of this accounting guidance did not have an impact on our consolidated financial statements.

Fair Value Measurements

On January 1, 2012, we adopted new accounting guidance related to fair value measurements. This new accounting guidance clarified existing fair value measurement requirements and changed certain fair value measurement principles and disclosure requirements. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

Repurchase Agreements and Other Agreements

On January 1, 2012, we adopted new accounting guidance related to repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The new guidance removed the requirement to consider a transferor’s ability to fulfill its contractual rights from the criteria used to determine effective control and was effective for us prospectively for any transactions occurring on or after January 1, 2012. The adoption of this accounting guidance did not have a material impact on our consolidated financial statements.

Testing Goodwill For Impairment

In September 2011, the FASB issued new accounting guidance related to goodwill impairment testing. The new guidance permits the use of a qualitative assessment prior to, and potentially instead of, the two step quantitative goodwill impairment test. We elected to early adopt this new guidance effective on July 1, 2011 in order to apply the new guidance in our annual goodwill impairment testing performed during the third quarter. The adoption of this new accounting guidance did not have an impact on our consolidated financial statements.

A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring

On July 1, 2011, we adopted new accounting guidance related to additional disclosures for troubled debt restructurings. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

When to Perform Step 2 of the Goodwill Impairment Test For Reporting Units With Zero or Negative Carrying Value

On January 1, 2011, we adopted new accounting guidance related to goodwill impairment testing when a reporting unit’s carrying value is zero or negative. This guidance did not impact our consolidated financial statements upon adoption, as all of our reporting units with goodwill balances have positive carrying values.

How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments

On January 1, 2011, we adopted new accounting guidance related to how investments held through separate accounts affect an insurer’s consolidation analysis of those investments. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Fair Value Measurements and Disclosures—Improving Disclosures about Fair Value Measurements

On January 1, 2011, we adopted new accounting guidance related to additional disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 fair value measurements. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

Disclosures Related To Financing Receivables

On December 31, 2010, we adopted new accounting guidance related to additional disclosures about the credit quality of loans, lease receivables and other long-term receivables and the related allowance for credit losses. Certain other additional disclosures were effective for us on March 31, 2011. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

Scope Exception for Embedded Credit Derivatives

On July 1, 2010, we adopted new accounting guidance related to embedded credit derivatives. This accounting guidance clarified the scope exception for embedded credit derivatives and when those features would be bifurcated from the host contract. Under the new accounting guidance, only embedded credit derivative features that are in the form of subordination of one financial instrument to another would not be subject to the bifurcation requirements. Accordingly, upon adoption, we were required to bifurcate embedded credit derivatives that no longer qualified under the amended scope exception. In conjunction with our adoption, we elected fair value option for certain fixed maturity securities. The following summarizes the components for the cumulative effect adjustment recorded on July 1, 2010 related to the adoption of this new accounting guidance:

(Amounts in millions)	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholders’ equity
Investment securities	$267	$(267)	$—
Adjustment to DAC	(4)	1	(3)
Adjustment to sales inducements	(1)	1	—
Provision for income taxes	(93)	94	1

Net cumulative effect adjustment	$169	$(171)	$(2)

For certain securities where the embedded credit derivative would require bifurcation, we elected the fair value option to carry the entire instrument at fair value to reduce the cost of calculating and recording the fair value of the embedded derivative feature separate from the debt security. Additionally, we elected the fair value option for a portion of other asset-backed securities for operational ease and to record and present the securities at fair value in future periods. Upon electing fair value option on July 1, 2010, these securities were reclassified into the trading category included in other invested assets and had a fair value of $407 million. Prior to electing fair value option, these securities were classified as available-for-sale fixed maturity securities.

Accounting for Transfers of Financial Assets

On January 1, 2010, we adopted new accounting guidance related to accounting for transfers of financial assets. This accounting guidance amends the previous guidance on transfers of financial assets by eliminating the qualifying special purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. The adoption of this accounting guidance did not have a material impact on our consolidated financial statements. The elimination of the qualifying special purpose entity concept requires that these entities be considered for consolidation as a result of the new guidance related to VIEs as discussed below.

Improvements to Financial Reporting by Enterprises Involved with VIEs

On January 1, 2010, we adopted new accounting guidance for determining which enterprise, if any, has a controlling financial interest in a VIE and requires additional disclosures about involvement in VIEs. Under this new accounting guidance, the primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE’s economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. Upon adoption of this new accounting guidance, we were required to consolidate certain VIEs, including previously qualifying special purpose entities and investment structures. We recorded a transition adjustment for the impact upon adoption to reflect the difference between the assets and liabilities of the newly consolidated entities and the amounts recorded for our interests in these entities prior to adoption. On January 1, 2010, we recorded a net cumulative effect adjustment of $104 million to retained earnings with a partial offset to accumulated other comprehensive income (loss) of $91 million related to the adoption of this new accounting guidance.

The assets and liabilities of the newly consolidated entities were as follows as of January 1, 2010:

(Amounts in millions)	Carrying value (1)	Adjustment for election of fair value option (2)	Amounts recorded upon consolidation
Assets
Restricted commercial mortgage loans	$564	$—	$564
Restricted other invested assets	409	(30)	379
Accrued investment income	2	—	2

Total assets	975	(30)	945

Liabilities
Other liabilities	138	—	138
Borrowings related to securitization entities	644	(80)	564

Total liabilities	782	(80)	702

Net assets and liabilities of newly consolidated entities	$193	$50	243

Less: amortized cost of fixed maturity securities previously recorded (3)			404

Cumulative effect adjustment to retained earnings upon adoption, pre-tax			(161)
Tax effect			57

Net cumulative effect adjustment to retained earnings upon adoption			$(104)

(1)

Carrying value represents the amounts that would have been recorded in the consolidated financial statements on January 1, 2010 had we recorded the assets and liabilities in our financial statements from the date we first met the conditions for consolidation based on the criteria in the new accounting guidance.

(2)	Amount represents the difference between book value and fair value of the investments and borrowings related to consolidated securitization entities where we have elected fair value option.
(3)	Fixed maturity securities that were previously recorded had net unrealized investment losses of $91 million included in accumulated other comprehensive income (loss) as of December 31, 2009.

For commercial mortgage loans, the carrying amounts represent the unpaid principal balance less any allowance for losses. Restricted other invested assets are comprised of trading securities that are recorded at fair value. Trading securities represent asset-backed securities where we elected fair value option. Borrowings related to securitization entities are recorded at unpaid principal except for the borrowings related to entities where we elected fair value option for all assets and liabilities.

For certain entities consolidated upon adoption of the new accounting guidance on January 1, 2010, we elected fair value option to measure all assets and liabilities at current fair value with future changes in fair value being recording in income (loss). We elected fair value option for certain entities as a method to better present the offsetting changes in assets and liabilities related to third-party interests in those entities and eliminated the potential accounting mismatch between the measurement of the assets and derivatives of the entity compared to the borrowings issued by the entity. The entities where we did not elect fair value option did not have the same accounting mismatch since the assets held by the securitization entity and the borrowings of the entity were recorded at cost. See note 18 for additional information related to consolidation of VIEs.

The new accounting guidance related to consolidation of VIEs has been deferred for a reporting entity’s interest in an entity that has all of the attributes of an investment company as long as there is no implicit or explicit obligation to fund losses of the entity. For entities that meet these criteria, the new accounting guidance related to VIE consolidation would not be applicable until further guidance is issued. Accordingly, we did not have any impact upon adoption related to entities that meet the deferral criteria, such as certain limited partnership and fund investments.

Fair Value Measurements and Disclosures—Improving Disclosures about Fair Value Measurements

On January 1, 2010, we adopted new accounting guidance requiring additional disclosures for significant transfers between Level 1 and 2 fair value measurements and clarifications to existing fair value disclosures related to the level of disaggregation, inputs and valuation techniques. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Retrospective Accounting Changes

y) Retrospective Accounting Changes

On January 1, 2012, we adopted new accounting guidance requiring presentation of the components of net income (loss), the components of OCI and total comprehensive income either in a single continuous statement of comprehensive income (loss) or in two separate but consecutive statements. We chose to present two separate but consecutive statements and adopted this new guidance retrospectively. The FASB issued an amendment relating to this new guidance for presentation of the reclassification of items out of accumulated other comprehensive income into net income that removed this requirement until further guidance is issued. The adoption of this new accounting guidance did not have any impact on our consolidated financial results.

On January 1, 2012, we adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. We adopted this new guidance retrospectively, which reduced retained earnings and stockholders’ equity by $1.2 billion as of January 1, 2010, and reduced net income by $63 million and $86 million for the years ended December 31, 2011 and 2010, respectively. This new guidance results in lower amortization and fewer deferred costs, specifically related to underwriting, inspection and processing for contracts that are not issued, as well as advertising and customer solicitation.

Effective January 1, 2012, we changed our treatment of the liability for future policy benefits for our level premium term life insurance products when the liability for a policy falls below zero. Previously, the total liability for future policy benefits included negative reserves calculated at an individual policy level. Through 2010, we issued level premium term life insurance policies whose premiums are contractually determined to be level through a period of time and then increase thereafter. Our previous accounting policy followed the accounting for traditional, long-duration insurance contracts where the reserves are calculated as the present value of expected benefit payments minus the present value of net premiums based on assumptions determined on the policy issuance date including mortality, interest, and lapse rates. This accounting has the effect of causing profits to emerge as a level percentage of premiums, subject to differences in assumed versus actual experience which flow through income as they occur, and for products with an increasing premium stream, such as the level premium term life insurance product, may result in negative reserves for a given policy.

More recent insurance-specific accounting guidance reflects a different accounting philosophy, emphasizing the balance sheet over the income statement, or matching, focus which was the philosophy in place when the traditional, long-duration insurance contract guidance was issued (the accounting model for traditional, long-duration insurance contracts draws upon the principles of matching and conservatism originating in the 1970’s, and does not specifically address negative reserves). More recent accounting models for long-duration contracts specifically prohibit negative reserves, e.g., non-traditional contracts with annuitization benefits and certain participating contracts. These recent accounting models do not impact the reserving for our level premium term life insurance products.

We believe that industry accounting practices for level premium term life insurance product reserving is mixed with some companies “flooring” reserves at zero and others applying our previous accounting policy described above. In 2010, we stopped issuing new level premium term life insurance policies. Thus, as the level premium term policies reach the end of their level premium term periods, the portion of policies with negative reserves in relation to the reserve for all level premium term life insurance products will continue to increase. Our new method of accounting floors the liability for future policy benefits on each level premium term life insurance policy at zero. We believe that flooring reserves at zero is preferable in our circumstances as this alternative accounting policy will not allow negative reserves to accumulate on the balance sheet for this closed block of insurance policies. In implementing this change in accounting, no changes were made to the assumptions that were locked-in at policy inception. We implemented this accounting change retrospectively, which reduced retained earnings and stockholders’ equity by approximately $106 million as of January 1, 2010, and reduced net income by approximately $10 million and $4 million for the years ended December 31, 2011 and 2010, respectively.

On October 22, 2012, we announced the launch of a new traditional term life insurance product, along with other changes to our life insurance portfolio designed to update and expand our product offerings and further adjust pricing. We will floor the liability for future policy benefits on these level premium term insurance policies at zero, consistent with our accounting for our existing level premium term life insurance policies.

We have a practice of refunding the post-delinquent premiums in our U.S. mortgage insurance business to the insured party if the delinquent loan goes to claim. Our historical accounting practice was to account for these premium refunds as a reduction in premiums upon payment. In the first quarter of 2013, we determined that we should have been recording a liability for premiums received on the delinquent loans where our practice was to refund post-delinquent premiums. This error was not material to our consolidated financial condition, results of operations or cash flows as presented in our previously filed annual and quarterly financial statements; however, the adjustment to correct the cumulative effect of this error would have been material if recorded in the first quarter of 2013. As a result, we are restating our financial statements to correct this error for all periods presented herein. The cumulative decrease to retained earnings for periods prior to January 1, 2010 was $21 million. As our U.S. mortgage insurance subsidiaries were not required by their domiciliary regulator to refile the statutory annual statements as a result of this error, no adjustments have been reflected in our statutory-related amounts, including capital and surplus and risk-to-capital ratios disclosed herein; however, our audited statutory financial statements for the year ended December 31, 2012 will reflect a decrease in capital and surplus of $69 million as of December 31, 2012.

On January 1, 2013, we adopted new accounting guidance for disclosures about offsetting assets and liabilities. This guidance requires an entity to disclose information about offsetting and related arrangements to enable users to understand the effect of those arrangements on its financial position. We adopted this new guidance retrospectively. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

The following table presents the consolidated balance sheet as of December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Assets
Total investments	$71,902	$—	$—	$—	$71,902
Cash and cash equivalents	4,443	—	—	—	4,443
Accrued investment income	691	—	—	—	691
Deferred acquisition costs	7,327	(2,134)	—	—	5,193
Intangible assets	465	3	—	—	468
Goodwill	958	—	—	—	958
Reinsurance recoverable	16,982	—	16	—	16,998
Other assets	906	—	—	—	906
Separate account assets	10,122	—	—	—	10,122
Assets associated with discontinued operations	506	—	—	—	506

Total assets	$114,302	$(2,131)	$16	$—	$112,187

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$31,971	$3	$201	$—	$32,175
Policyholder account balances	26,345	—	—	—	26,345
Liability for policy and contract claims	7,620	—	—	—	7,620
Unearned premiums	4,257	(34)	—	—	4,223
Other liabilities	6,230	—	—	71	6,301
Borrowings related to securitization entities	396	—	—	—	396
Non-recourse funding obligations	3,256	—	—	—	3,256
Long-term borrowings	4,726	—	—	—	4,726
Deferred tax liability	1,634	(733)	(65)	(25)	811
Separate account liabilities	10,122	—	—	—	10,122
Liabilities associated with discontinued operations	80	—	—	—	80

Total liabilities	96,637	(764)	136	46	96,055

Stockholders’ equity:
Class A common stock	1	—	—	—	1
Additional paid-in capital	12,124	12	—	—	12,136
Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,586	31	—	—	1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(132)	—	—	—	(132)

Net unrealized investment gains (losses)	1,454	31	—	—	1,485

Derivatives qualifying as hedges	2,009	—	—	—	2,009
Foreign currency translation and other adjustments	558	(5)	—	—	553

Total accumulated other comprehensive income (loss)	4,021	26	—	—	4,047
Retained earnings	3,095	(1,391)	(120)	(46)	1,538
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,541	(1,353)	(120)	(46)	15,022
Noncontrolling interests	1,124	(14)	—	—	1,110

Total stockholders’ equity	17,665	(1,367)	(120)	(46)	16,132

Total liabilities and stockholders’ equity	$114,302	$(2,131)	$16	$—	$112,187

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the consolidated income statement for year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Revenues:
Premiums	$5,705	$—	$—	$(17)	$5,688
Net investment income	3,380	—	—	—	3,380
Net investment gains (losses)	(195)	—	—	—	(195)
Insurance and investment product fees and other	1,026	24	—	—	1,050

Total revenues	9,916	24	—	(17)	9,923

Benefits and expenses:
Benefits and other changes in policy reserves	5,926	—	15	—	5,941
Interest credited	794	—	—	—	794
Acquisition and operating expenses, net of deferrals	1,668	262	—	—	1,930
Amortization of deferred acquisition costs and intangibles	738	(145)	—	—	593
Goodwill impairment	29	—	—	—	29
Interest expense	506	—	—	—	506

Total benefits and expenses	9,661	117	15	—	9,793

Income from continuing operations before income taxes	255	(93)	(15)	(17)	130
Provision (benefit) for income taxes	30	(30)	(5)	(6)	(11)

Income from continuing operations	225	(63)	(10)	(11)	141
Income from discontinued operations, net of taxes	36	—	—	—	36

Net income	261	(63)	(10)	(11)	177
Less: net income attributable to noncontrolling interests	139	—	—	—	139

Net income available to Genworth Financial, Inc.’s common stockholders	$122	$(63)	$(10)	$(11)	$38

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.25	$(0.13)	$(0.02)	$(0.02)	$0.08

Diluted (2)	$0.25	$(0.13)	$(0.02)	$(0.02)	$0.08

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the consolidated income statement for year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Revenues:
Premiums	$5,854	$—	$—	$(21)	$5,833
Net investment income	3,266	—	—	—	3,266
Net investment gains (losses)	(143)	—	—	—	(143)
Insurance and investment product fees and other	760	—	—	—	760

Total revenues	9,737	—	—	(21)	9,716

Benefits and expenses:
Benefits and other changes in policy reserves	5,994	1	6	—	6,001
Interest credited	841	—	—	—	841
Acquisition and operating expenses, net of deferrals	1,686	252	—	—	1,938
Amortization of deferred acquisition costs and intangibles	752	(130)	—	—	622
Interest expense	457	—	—	—	457

Total benefits and expenses	9,730	123	6	—	9,859

Income (loss) from continuing operations before income taxes	7	(123)	(6)	(21)	(143)
Provision (benefit) for income taxes	(233)	(37)	(2)	(7)	(279)

Income from continuing operations	240	(86)	(4)	(14)	136
Income from discontinued operations, net of taxes	45	—	—	—	45

Net income	285	(86)	(4)	(14)	181
Less: net income attributable to noncontrolling interests	143	—	—	—	143

Net income available to Genworth Financial, Inc.’s common stockholders	$142	$(86)	$(4)	$(14)	$38

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.29	$(0.18)	$(0.01)	$(0.03)	$0.08

Diluted (2)	$0.29	$(0.17)	$(0.01)	$(0.03)	$0.08

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the cash flows from operating activities for the year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income	$261	$(63)	$(10)	$(11)	$177
Less (income) from discontinued operations, net of taxes	(36)	—	—	—	(36)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(77)	—	—	—	(77)
Net investment losses	195	—	—	—	195
Charges assessed to policyholders	(690)	—	—	—	(690)
Acquisition costs deferred	(899)	262	—	—	(637)
Amortization of deferred acquisition costs and intangibles	738	(145)	—	—	593
Goodwill impairment	29	—	—	—	29
Deferred income taxes	(301)	(38)	(5)	(6)	(350)
Gain on sale of subsidiary	(20)	(16)	—	—	(36)
Net increase in trading securities, held-for-sale investments and derivative instruments	1,451	—	—	—	1,451
Stock-based compensation expense	31	—	—	—	31
Change in certain assets and liabilities:
Accrued investment income and other assets	(174)	—	—	—	(174)
Insurance reserves	2,492	—	15	—	2,507
Current tax liabilities	145	—	—	—	145
Other liabilities and policy-related balances	(90)	—	—	17	(73)
Cash from operating activities—discontinued operations	70	—	—	—	70

Net cash from operating activities	$3,125	$—	$—	$—	$3,125

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the cash flows from operating activities for the year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income	$285	$(86)	$(4)	$(14)	$181
Less (income) from discontinued operations, net of taxes	(45)	—	—	—	(45)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(55)	—	—	—	(55)
Net investment losses	143	—	—	—	143
Charges assessed to policyholders	(506)	—	—	—	(506)
Acquisition costs deferred	(839)	252	—	—	(587)
Amortization of deferred acquisition costs and intangibles	752	(130)	—	—	622
Deferred income taxes	(291)	(37)	(2)	(7)	(337)
Net increase in trading securities, held-for-sale investments and derivative instruments	(100)	—	—	—	(100)
Stock-based compensation expense	44	—	—	—	44
Change in certain assets and liabilities:
Accrued investment income and other assets	(31)	—	—	—	(31)
Insurance reserves	2,406	1	6	—	2,413
Current tax liabilities	(173)	—	—	—	(173)
Other liabilities and policy-related balances	(292)	—	—	21	(271)
Cash from operating activities—discontinued operations	38	—	—	—	38

Net cash from operating activities	$1,336	$—	$—	$—	$1,336

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the consolidated balance sheet as of December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Assets
Total investments	$74,379	$—	$—	$74,379
Cash and cash equivalents	3,632	—	—	3,632
Accrued investment income	715	—	—	715
Deferred acquisition costs	5,036	—	—	5,036
Intangible assets	366	—	—	366
Goodwill	868	—	—	868
Reinsurance recoverable	17,202	28	—	17,230
Other assets	710	—	—	710
Separate account assets	9,937	—	—	9,937
Assets associated with discontinued operations	439	—	—	439

Total assets	$113,284	$28	$—	$113,312

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$33,272	$233	$—	$33,505
Policyholder account balances	26,262	—	—	26,262
Liability for policy and contract claims	7,509	—	—	7,509
Unearned premiums	4,333	—	—	4,333
Other liabilities	5,171	—	68	5,239
Borrowings related to securitization entities	336	—	—	336
Non-recourse funding obligations	2,066	—	—	2,066
Long-term borrowings	4,776	—	—	4,776
Deferred tax liability	1,603	(72)	(24)	1,507
Separate account liabilities	9,937	—	—	9,937
Liabilities associated with discontinued operations	61	—	—	61

Total liabilities	95,326	161	44	95,531

Stockholders’ equity:
Class A common stock	1	—	—	1
Additional paid-in capital	12,127	—	—	12,127
Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,692	—	—	2,692
Net unrealized gains (losses) on other-than-temporarily impaired securities	(54)	—	—	(54)

Net unrealized investment gains (losses)	2,638	—	—	2,638

Derivatives qualifying as hedges	1,909	—	—	1,909
Foreign currency translation and other adjustments	655	—	—	655

Total accumulated other comprehensive income (loss)	5,202	—	—	5,202
Retained earnings	2,040	(133)	(44)	1,863
Treasury stock, at cost	(2,700)	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,670	(133)	(44)	16,493
Noncontrolling interests	1,288	—	—	1,288

Total stockholders’ equity	17,958	(133)	(44)	17,781

Total liabilities and stockholders’ equity	$113,284	$28	$—	$113,312

(1)

Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the consolidated income statement for year ended December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Revenues:
Premiums	$5,038	$—	$3	$5,041
Net investment income	3,343	—	—	3,343
Net investment gains (losses)	27	—	—	27
Insurance and investment product fees and other	1,229	—	—	1,229

Total revenues	9,637	—	3	9,640

Benefits and expenses:
Benefits and other changes in policy reserves	5,358	20	—	5,378
Interest credited	775	—	—	775
Acquisition and operating expenses, net of deferrals	1,594	—	—	1,594
Amortization of deferred acquisition costs and intangibles	722	—	—	722
Goodwill impairment	89	—	—	89
Interest expense	476	—	—	476

Total benefits and expenses	9,014	20	—	9,034

Income from continuing operations before income taxes	623	(20)	3	606
Provision for income taxes	144	(7)	1	138

Income from continuing operations before income taxes	479	(13)	2	468
Income from discontinued operations, net of taxes	57	—	—	57

Net income	536	(13)	2	525
Less: net income attributable to noncontrolling interests	200	—	—	200

Net income available to Genworth Financial, Inc.’s common stockholders	$336	$(13)	$2	$325

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.68	$(0.03)	$—	$0.66

Diluted (2)	$0.68	$(0.02)	$—	$0.66

(1)

Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the cash flows from operating activities for the year ended December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Cash flows from operating activities:
Net income	$536	$(13)	$2	$525
Less income from discontinued operations, net of taxes	(57)	—	—	(57)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(88)	—	—	(88)
Net investment gains	(27)	—	—	(27)
Charges assessed to policyholders	(801)	—	—	(801)
Acquisition costs deferred	(611)	—	—	(611)
Amortization of deferred acquisition costs and intangibles	722	—	—	722
Goodwill impairment	89	—	—	89
Deferred income taxes	88	(7)	1	82
Net increase in trading securities, held-for-sale investments and derivative instruments	191	—	—	191
Stock-based compensation expense	26	—	—	26
Change in certain assets and liabilities:
Accrued investment income and other assets	(67)	—	—	(67)
Insurance reserves	2,310	20	—	2,330
Current tax liabilities	(234)	—	—	(234)
Other liabilities and policy-related balances	(1,164)	—	(3)	(1,167)
Cash flows from operating activities—discontinued operations	49	—	—	49

Net cash from operating activities	$962	$—	$—	$962

(1)	Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

y) Retrospective Accounting Changes

On January 1, 2012, we adopted new accounting guidance requiring presentation of the components of net income (loss), the components of OCI and total comprehensive income either in a single continuous statement of comprehensive income (loss) or in two separate but consecutive statements. We chose to present two separate but consecutive statements and adopted this new guidance retrospectively. The FASB issued an amendment relating to this new guidance for presentation of the reclassification of items out of accumulated other comprehensive income into net income that removed this requirement until further guidance is issued. The adoption of this new accounting guidance did not have any impact on our consolidated financial results.

On January 1, 2012, we adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. We adopted this new guidance retrospectively, which reduced retained earnings and stockholders’ equity by $1.2 billion as of January 1, 2010, and reduced net income by $63 million and $86 million for the years ended December 31, 2011 and 2010, respectively. This new guidance results in lower amortization and fewer deferred costs, specifically related to underwriting, inspection and processing for contracts that are not issued, as well as advertising and customer solicitation.

Effective January 1, 2012, we changed our treatment of the liability for future policy benefits for our level premium term life insurance products when the liability for a policy falls below zero. Previously, the total liability for future policy benefits included negative reserves calculated at an individual policy level. Through 2010, we issued level premium term life insurance policies whose premiums are contractually determined to be level through a period of time and then increase thereafter. Our previous accounting policy followed the accounting for traditional, long-duration insurance contracts where the reserves are calculated as the present value of expected benefit payments minus the present value of net premiums based on assumptions determined on the policy issuance date including mortality, interest, and lapse rates. This accounting has the effect of causing profits to emerge as a level percentage of premiums, subject to differences in assumed versus actual experience which flow through income as they occur, and for products with an increasing premium stream, such as the level premium term life insurance product, may result in negative reserves for a given policy.

More recent insurance-specific accounting guidance reflects a different accounting philosophy, emphasizing the balance sheet over the income statement, or matching, focus which was the philosophy in place when the traditional, long-duration insurance contract guidance was issued (the accounting model for traditional, long-duration insurance contracts draws upon the principles of matching and conservatism originating in the 1970’s, and does not specifically address negative reserves). More recent accounting models for long-duration contracts specifically prohibit negative reserves, e.g., non-traditional contracts with annuitization benefits and certain participating contracts. These recent accounting models do not impact the reserving for our level premium term life insurance products.

We believe that industry accounting practices for level premium term life insurance product reserving is mixed with some companies “flooring” reserves at zero and others applying our previous accounting policy described above. In 2010, we stopped issuing new level premium term life insurance policies. Thus, as the level premium term policies reach the end of their level premium term periods, the portion of policies with negative reserves in relation to the reserve for all level premium term life insurance products will continue to increase. Our new method of accounting floors the liability for future policy benefits on each level premium term life insurance policy at zero. We believe that flooring reserves at zero is preferable in our circumstances as this alternative accounting policy will not allow negative reserves to accumulate on the balance sheet for this closed block of insurance policies. In implementing this change in accounting, no changes were made to the assumptions that were locked-in at policy inception. We implemented this accounting change retrospectively, which reduced retained earnings and stockholders’ equity by approximately $106 million as of January 1, 2010, and reduced net income by approximately $10 million and $4 million for the years ended December 31, 2011 and 2010, respectively.

On October 22, 2012, we announced the launch of a new traditional term life insurance product, along with other changes to our life insurance portfolio designed to update and expand our product offerings and further adjust pricing. We will floor the liability for future policy benefits on these level premium term insurance policies at zero, consistent with our accounting for our existing level premium term life insurance policies.

We have a practice of refunding the post-delinquent premiums in our U.S. mortgage insurance business to the insured party if the delinquent loan goes to claim. Our historical accounting practice was to account for these premium refunds as a reduction in premiums upon payment. In the first quarter of 2013, we determined that we should have been recording a liability for premiums received on the delinquent loans where our practice was to refund post-delinquent premiums. This error was not material to our consolidated financial condition, results of operations or cash flows as presented in our previously filed annual and quarterly financial statements; however, the adjustment to correct the cumulative effect of this error would have been material if recorded in the first quarter of 2013. As a result, we are restating our financial statements to correct this error for all periods presented herein. The cumulative decrease to retained earnings for periods prior to January 1, 2010 was $21 million. As our U.S. mortgage insurance subsidiaries were not required by their domiciliary regulator to restate the prior filed statutory annual statements as a result of this error, no adjustments have been reflected in our statutory-related amounts, including capital and surplus and risk-to-capital ratios disclosed throughout. We were not required to refile our statutory annual statements; however, our audited statutory financial statements will reflect a decrease in capital and surplus of $69 million as of December 31, 2012.

On January 1, 2013, we adopted new accounting guidance for disclosures about offsetting assets and liabilities. This guidance requires an entity to disclose information about offsetting and related arrangements to enable users to understand the effect of those arrangements on its financial position. We adopted this new guidance retrospectively. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

The following table presents the consolidated balance sheet as of December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Assets
Total investments	$71,902	$—	$—	$—	$71,902
Cash and cash equivalents	4,443	—	—	—	4,443
Accrued investment income	691	—	—	—	691
Deferred acquisition costs	7,327	(2,134)	—	—	5,193
Intangible assets	465	3	—	—	468
Goodwill	958	—	—	—	958
Reinsurance recoverable	16,982	—	16	—	16,998
Other assets	906	—	—	—	906
Separate account assets	10,122	—	—	—	10,122
Assets associated with discontinued operations	506	—	—	—	506

Total assets	$114,302	$(2,131)	$16	$—	$112,187

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$31,971	$3	$201	$—	$32,175
Policyholder account balances	26,345	—	—	—	26,345
Liability for policy and contract claims	7,620	—	—	—	7,620
Unearned premiums	4,257	(34)	—	—	4,223
Other liabilities	6,230	—	—	71	6,301
Borrowings related to securitization entities	396	—	—	—	396
Non-recourse funding obligations	3,256	—	—	—	3,256
Long-term borrowings	4,726	—	—	—	4,726
Deferred tax liability	1,634	(733)	(65)	(25)	811
Separate account liabilities	10,122	—	—	—	10,122
Liabilities associated with discontinued operations	80	—	—	—	80

Total liabilities	96,637	(764)	136	46	96,055

Stockholders’ equity:
Class A common stock	1	—	—	—	1
Additional paid-in capital	12,124	12	—	—	12,136
Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,586	31	—	—	1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(132)	—	—	—	(132)

Net unrealized investment gains (losses)	1,454	31	—	—	1,485

Derivatives qualifying as hedges	2,009	—	—	—	2,009
Foreign currency translation and other adjustments	558	(5)	—	—	553

Total accumulated other comprehensive income (loss)	4,021	26	—	—	4,047
Retained earnings	3,095	(1,391)	(120)	(46)	1,538
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,541	(1,353)	(120)	(46)	15,022
Noncontrolling interests	1,124	(14)	—	—	1,110

Total stockholders’ equity	17,665	(1,367)	(120)	(46)	16,132

Total liabilities and stockholders’ equity	$114,302	$(2,131)	$16	$—	$112,187

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the consolidated income statement for year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Revenues:
Premiums	$5,705	$—	$—	$(17)	$5,688
Net investment income	3,380	—	—	—	3,380
Net investment gains (losses)	(195)	—	—	—	(195)
Insurance and investment product fees and other	1,026	24	—	—	1,050

Total revenues	9,916	24	—	(17)	9,923

Benefits and expenses:
Benefits and other changes in policy reserves	5,926	—	15	—	5,941
Interest credited	794	—	—	—	794
Acquisition and operating expenses, net of deferrals	1,668	262	—	—	1,930
Amortization of deferred acquisition costs and intangibles	738	(145)	—	—	593
Goodwill impairment	29	—	—	—	29
Interest expense	506	—	—	—	506

Total benefits and expenses	9,661	117	15	—	9,793

Income from continuing operations before income taxes	255	(93)	(15)	(17)	130
Provision (benefit) for income taxes	30	(30)	(5)	(6)	(11)

Income from continuing operations	225	(63)	(10)	(11)	141
Income from discontinued operations, net of taxes	36	—	—	—	36

Net income	261	(63)	(10)	(11)	177
Less: net income attributable to noncontrolling interests	139	—	—	—	139

Net income available to Genworth Financial, Inc.’s common stockholders	$122	$(63)	$(10)	$(11)	$38

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.25	$(0.13)	$(0.02)	$(0.02)	$0.08

Diluted (2)	$0.25	$(0.13)	$(0.02)	$(0.02)	$0.08

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the consolidated income statement for year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Revenues:
Premiums	$5,854	$—	$—	$(21)	$5,833
Net investment income	3,266	—	—	—	3,266
Net investment gains (losses)	(143)	—	—	—	(143)
Insurance and investment product fees and other	760	—	—	—	760

Total revenues	9,737	—	—	(21)	9,716

Benefits and expenses:
Benefits and other changes in policy reserves	5,994	1	6	—	6,001
Interest credited	841	—	—	—	841
Acquisition and operating expenses, net of deferrals	1,686	252	—	—	1,938
Amortization of deferred acquisition costs and intangibles	752	(130)	—	—	622
Interest expense	457	—	—	—	457

Total benefits and expenses	9,730	123	6	—	9,859

Income (loss) from continuing operations before income taxes	7	(123)	(6)	(21)	(143)
Provision (benefit) for income taxes	(233)	(37)	(2)	(7)	(279)

Income from continuing operations	240	(86)	(4)	(14)	136
Income from discontinued operations, net of taxes	45	—	—	—	45

Net income	285	(86)	(4)	(14)	181
Less: net income attributable to noncontrolling interests	143	—	—	—	143

Net income available to Genworth Financial, Inc.’s common stockholders	$142	$(86)	$(4)	$(14)	$38

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.29	$(0.18)	$(0.01)	$(0.03)	$0.08

Diluted (2)	$0.29	$(0.17)	$(0.01)	$(0.03)	$0.08

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the cash flows from operating activities for the year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income	$261	$(63)	$(10)	$(11)	$177
Less (income) from discontinued operations, net of taxes	(36)	—	—	—	(36)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(77)	—	—	—	(77)
Net investment losses	195	—	—	—	195
Charges assessed to policyholders	(690)	—	—	—	(690)
Acquisition costs deferred	(899)	262	—	—	(637)
Amortization of deferred acquisition costs and intangibles	738	(145)	—	—	593
Goodwill impairment	29	—	—	—	29
Deferred income taxes	(301)	(38)	(5)	(6)	(350)
Gain on sale of subsidiary	(20)	(16)	—	—	(36)
Net increase in trading securities, held-for-sale investments and derivative instruments	1,451	—	—	—	1,451
Stock-based compensation expense	31	—	—	—	31
Change in certain assets and liabilities:
Accrued investment income and other assets	(174)	—	—	—	(174)
Insurance reserves	2,492	—	15	—	2,507
Current tax liabilities	145	—	—	—	145
Other liabilities and policy-related balances	(90)	—	—	17	(73)
Cash from operating activities—discontinued operations	70	—	—	—	70

Net cash from operating activities	$3,125	$—	$—	$—	$3,125

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the cash flows from operating activities for the year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income	$285	$(86)	$(4)	$(14)	$181
Less (income) from discontinued operations, net of taxes	(45)	—	—	—	(45)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(55)	—	—	—	(55)
Net investment losses	143	—	—	—	143
Charges assessed to policyholders	(506)	—	—	—	(506)
Acquisition costs deferred	(839)	252	—	—	(587)
Amortization of deferred acquisition costs and intangibles	752	(130)	—	—	622
Deferred income taxes	(291)	(37)	(2)	(7)	(337)
Net increase in trading securities, held-for-sale investments and derivative instruments	(100)	—	—	—	(100)
Stock-based compensation expense	44	—	—	—	44
Change in certain assets and liabilities:
Accrued investment income and other assets	(31)	—	—	—	(31)
Insurance reserves	2,406	1	6	—	2,413
Current tax liabilities	(173)	—	—	—	(173)
Other liabilities and policy-related balances	(292)	—	—	21	(271)
Cash from operating activities—discontinued operations	38	—	—	—	38

Net cash from operating activities	$1,336	$—	$—	$—	$1,336

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the consolidated balance sheet as of December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Assets
Total investments	$74,379	$—	$—	$74,379
Cash and cash equivalents	3,632	—	—	3,632
Accrued investment income	715	—	—	715
Deferred acquisition costs	5,036	—	—	5,036
Intangible assets	366	—	—	366
Goodwill	868	—	—	868
Reinsurance recoverable	17,202	28	—	17,230
Other assets	710	—	—	710
Separate account assets	9,937	—	—	9,937
Assets associated with discontinued operations	439	—	—	439

Total assets	$113,284	$28	$—	$113,312

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$33,272	$233	$—	$33,505
Policyholder account balances	26,262	—	—	26,262
Liability for policy and contract claims	7,509	—	—	7,509
Unearned premiums	4,333	—	—	4,333
Other liabilities	5,171	—	68	5,239
Borrowings related to securitization entities	336	—	—	336
Non-recourse funding obligations	2,066	—	—	2,066
Long-term borrowings	4,776	—	—	4,776
Deferred tax liability	1,603	(72)	(24)	1,507
Separate account liabilities	9,937	—	—	9,937
Liabilities associated with discontinued operations	61	—	—	61

Total liabilities	95,326	161	44	95,531

Stockholders’ equity:
Class A common stock	1	—	—	1
Additional paid-in capital	12,127	—	—	12,127
Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,692	—	—	2,692
Net unrealized gains (losses) on other-than-temporarily impaired securities	(54)	—	—	(54)

Net unrealized investment gains (losses)	2,638	—	—	2,638

Derivatives qualifying as hedges	1,909	—	—	1,909
Foreign currency translation and other adjustments	655	—	—	655

Total accumulated other comprehensive income (loss)	5,202	—	—	5,202
Retained earnings	2,040	(133)	(44)	1,863
Treasury stock, at cost	(2,700)	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,670	(133)	(44)	16,493
Noncontrolling interests	1,288	—	—	1,288

Total stockholders’ equity	17,958	(133)	(44)	17,781

Total liabilities and stockholders’ equity	$113,284	$28	$—	$113,312

(1)

Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the consolidated income statement for year ended December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Revenues:
Premiums	$5,038	$—	$3	$5,041
Net investment income	3,343	—	—	3,343
Net investment gains (losses)	27	—	—	27
Insurance and investment product fees and other	1,229	—	—	1,229

Total revenues	9,637	—	3	9,640

Benefits and expenses:
Benefits and other changes in policy reserves	5,358	20	—	5,378
Interest credited	775	—	—	775
Acquisition and operating expenses, net of deferrals	1,594	—	—	1,594
Amortization of deferred acquisition costs and intangibles	722	—	—	722
Goodwill impairment	89	—	—	89
Interest expense	476	—	—	476

Total benefits and expenses	9,014	20	—	9,034

Income from continuing operations before income taxes	623	(20)	3	606
Provision for income taxes	144	(7)	1	138

Income from continuing operations before income taxes	479	(13)	2	468
Income from discontinued operations, net of taxes	57	—	—	57

Net income	536	(13)	2	525
Less: net income attributable to noncontrolling interests	200	—	—	200

Net income available to Genworth Financial, Inc.’s common stockholders	$336	$(13)	$2	$325

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.68	$(0.03)	$—	$0.66

Diluted (2)	$0.68	$(0.02)	$—	$0.66

(1)

Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the cash flows from operating activities for the year ended December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Cash flows from operating activities:
Net income	$536	$(13)	$2	$525
Less income from discontinued operations, net of taxes	(57)	—	—	(57)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(88)	—	—	(88)
Net investment gains	(27)	—	—	(27)
Charges assessed to policyholders	(801)	—	—	(801)
Acquisition costs deferred	(611)	—	—	(611)
Amortization of deferred acquisition costs and intangibles	722	—	—	722
Goodwill impairment	89	—	—	89
Deferred income taxes	88	(7)	1	82
Net increase in trading securities, held-for-sale investments and derivative instruments	191	—	—	191
Stock-based compensation expense	26	—	—	26
Change in certain assets and liabilities:
Accrued investment income and other assets	(67)	—	—	(67)
Insurance reserves	2,310	20	—	2,330
Current tax liabilities	(234)	—	—	(234)
Other liabilities and policy-related balances	(1,164)	—	(3)	(1,167)
Cash flows from operating activities—discontinued operations	49	—	—	49

Net cash from operating activities	$962	$—	$—	$962

(1)	Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Components for Cumulative Effect Adjustment

The following summarizes the components for the cumulative effect adjustment recorded on July 1, 2010 related to the adoption of this new accounting guidance:

(Amounts in millions)	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholders’ equity
Investment securities	$267	$(267)	$—
Adjustment to DAC	(4)	1	(3)
Adjustment to sales inducements	(1)	1	—
Provision for income taxes	(93)	94	1

Net cumulative effect adjustment	$169	$(171)	$(2)

Assets and Liabilities of Newly Consolidated Entities

The assets and liabilities of the newly consolidated entities were as follows as of January 1, 2010:

(Amounts in millions)	Carrying value (1)	Adjustment for election of fair value option (2)	Amounts recorded upon consolidation
Assets
Restricted commercial mortgage loans	$564	$—	$564
Restricted other invested assets	409	(30)	379
Accrued investment income	2	—	2

Total assets	975	(30)	945

Liabilities
Other liabilities	138	—	138
Borrowings related to securitization entities	644	(80)	564

Total liabilities	782	(80)	702

Net assets and liabilities of newly consolidated entities	$193	$50	243

Less: amortized cost of fixed maturity securities previously recorded (3)			404

Cumulative effect adjustment to retained earnings upon adoption, pre-tax			(161)
Tax effect			57

Net cumulative effect adjustment to retained earnings upon adoption			$(104)

(1)

Carrying value represents the amounts that would have been recorded in the consolidated financial statements on January 1, 2010 had we recorded the assets and liabilities in our financial statements from the date we first met the conditions for consolidation based on the criteria in the new accounting guidance.

(2)	Amount represents the difference between book value and fair value of the investments and borrowings related to consolidated securitization entities where we have elected fair value option.
(3)	Fixed maturity securities that were previously recorded had net unrealized investment losses of $91 million included in accumulated other comprehensive income (loss) as of December 31, 2009.

Balance Sheet Reflecting Impact of Retrospective Accounting Changes I

The following table presents the consolidated balance sheet as of December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Assets
Total investments	$71,902	$—	$—	$—	$71,902
Cash and cash equivalents	4,443	—	—	—	4,443
Accrued investment income	691	—	—	—	691
Deferred acquisition costs	7,327	(2,134)	—	—	5,193
Intangible assets	465	3	—	—	468
Goodwill	958	—	—	—	958
Reinsurance recoverable	16,982	—	16	—	16,998
Other assets	906	—	—	—	906
Separate account assets	10,122	—	—	—	10,122
Assets associated with discontinued operations	506	—	—	—	506

Total assets	$114,302	$(2,131)	$16	$—	$112,187

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$31,971	$3	$201	$—	$32,175
Policyholder account balances	26,345	—	—	—	26,345
Liability for policy and contract claims	7,620	—	—	—	7,620
Unearned premiums	4,257	(34)	—	—	4,223
Other liabilities	6,230	—	—	71	6,301
Borrowings related to securitization entities	396	—	—	—	396
Non-recourse funding obligations	3,256	—	—	—	3,256
Long-term borrowings	4,726	—	—	—	4,726
Deferred tax liability	1,634	(733)	(65)	(25)	811
Separate account liabilities	10,122	—	—	—	10,122
Liabilities associated with discontinued operations	80	—	—	—	80

Total liabilities	96,637	(764)	136	46	96,055

Stockholders’ equity:
Class A common stock	1	—	—	—	1
Additional paid-in capital	12,124	12	—	—	12,136
Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,586	31	—	—	1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(132)	—	—	—	(132)

Net unrealized investment gains (losses)	1,454	31	—	—	1,485

Derivatives qualifying as hedges	2,009	—	—	—	2,009
Foreign currency translation and other adjustments	558	(5)	—	—	553

Total accumulated other comprehensive income (loss)	4,021	26	—	—	4,047
Retained earnings	3,095	(1,391)	(120)	(46)	1,538
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,541	(1,353)	(120)	(46)	15,022
Noncontrolling interests	1,124	(14)	—	—	1,110

Total stockholders’ equity	17,665	(1,367)	(120)	(46)	16,132

Total liabilities and stockholders’ equity	$114,302	$(2,131)	$16	$—	$112,187

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Income Statement Reflecting Impact of Retrospective Accounting Changes I

The following table presents the consolidated income statement for year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Revenues:
Premiums	$5,705	$—	$—	$(17)	$5,688
Net investment income	3,380	—	—	—	3,380
Net investment gains (losses)	(195)	—	—	—	(195)
Insurance and investment product fees and other	1,026	24	—	—	1,050

Total revenues	9,916	24	—	(17)	9,923

Benefits and expenses:
Benefits and other changes in policy reserves	5,926	—	15	—	5,941
Interest credited	794	—	—	—	794
Acquisition and operating expenses, net of deferrals	1,668	262	—	—	1,930
Amortization of deferred acquisition costs and intangibles	738	(145)	—	—	593
Goodwill impairment	29	—	—	—	29
Interest expense	506	—	—	—	506

Total benefits and expenses	9,661	117	15	—	9,793

Income from continuing operations before income taxes	255	(93)	(15)	(17)	130
Provision (benefit) for income taxes	30	(30)	(5)	(6)	(11)

Income from continuing operations	225	(63)	(10)	(11)	141
Income from discontinued operations, net of taxes	36	—	—	—	36

Net income	261	(63)	(10)	(11)	177
Less: net income attributable to noncontrolling interests	139	—	—	—	139

Net income available to Genworth Financial, Inc.’s common stockholders	$122	$(63)	$(10)	$(11)	$38

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.25	$(0.13)	$(0.02)	$(0.02)	$0.08

Diluted (2)	$0.25	$(0.13)	$(0.02)	$(0.02)	$0.08

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

The following table presents the consolidated income statement for year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Revenues:
Premiums	$5,854	$—	$—	$(21)	$5,833
Net investment income	3,266	—	—	—	3,266
Net investment gains (losses)	(143)	—	—	—	(143)
Insurance and investment product fees and other	760	—	—	—	760

Total revenues	9,737	—	—	(21)	9,716

Benefits and expenses:
Benefits and other changes in policy reserves	5,994	1	6	—	6,001
Interest credited	841	—	—	—	841
Acquisition and operating expenses, net of deferrals	1,686	252	—	—	1,938
Amortization of deferred acquisition costs and intangibles	752	(130)	—	—	622
Interest expense	457	—	—	—	457

Total benefits and expenses	9,730	123	6	—	9,859

Income (loss) from continuing operations before income taxes	7	(123)	(6)	(21)	(143)
Provision (benefit) for income taxes	(233)	(37)	(2)	(7)	(279)

Income from continuing operations	240	(86)	(4)	(14)	136
Income from discontinued operations, net of taxes	45	—	—	—	45

Net income	285	(86)	(4)	(14)	181
Less: net income attributable to noncontrolling interests	143	—	—	—	143

Net income available to Genworth Financial, Inc.’s common stockholders	$142	$(86)	$(4)	$(14)	$38

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.29	$(0.18)	$(0.01)	$(0.03)	$0.08

Diluted (2)	$0.29	$(0.17)	$(0.01)	$(0.03)	$0.08

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

Cash Flows from Operating Activities Reflecting Impact of Retrospective Accounting Changes I

The following table presents the cash flows from operating activities for the year ended December 31, 2011 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income	$261	$(63)	$(10)	$(11)	$177
Less (income) from discontinued operations, net of taxes	(36)	—	—	—	(36)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(77)	—	—	—	(77)
Net investment losses	195	—	—	—	195
Charges assessed to policyholders	(690)	—	—	—	(690)
Acquisition costs deferred	(899)	262	—	—	(637)
Amortization of deferred acquisition costs and intangibles	738	(145)	—	—	593
Goodwill impairment	29	—	—	—	29
Deferred income taxes	(301)	(38)	(5)	(6)	(350)
Gain on sale of subsidiary	(20)	(16)	—	—	(36)
Net increase in trading securities, held-for-sale investments and derivative instruments	1,451	—	—	—	1,451
Stock-based compensation expense	31	—	—	—	31
Change in certain assets and liabilities:
Accrued investment income and other assets	(174)	—	—	—	(174)
Insurance reserves	2,492	—	15	—	2,507
Current tax liabilities	145	—	—	—	145
Other liabilities and policy-related balances	(90)	—	—	17	(73)
Cash from operating activities—discontinued operations	70	—	—	—	70

Net cash from operating activities	$3,125	$—	$—	$—	$3,125

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

The following table presents the cash flows from operating activities for the year ended December 31, 2010 reflecting the impact of the retrospective accounting changes:

(Amounts in millions)	As originally reported (1)	Effect of DAC change	Effect of reserve change	Effect of premium restatement	As currently reported
Cash flows from operating activities:
Net income	$285	$(86)	$(4)	$(14)	$181
Less (income) from discontinued operations, net of taxes	(45)	—	—	—	(45)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(55)	—	—	—	(55)
Net investment losses	143	—	—	—	143
Charges assessed to policyholders	(506)	—	—	—	(506)
Acquisition costs deferred	(839)	252	—	—	(587)
Amortization of deferred acquisition costs and intangibles	752	(130)	—	—	622
Deferred income taxes	(291)	(37)	(2)	(7)	(337)
Net increase in trading securities, held-for-sale investments and derivative instruments	(100)	—	—	—	(100)
Stock-based compensation expense	44	—	—	—	44
Change in certain assets and liabilities:
Accrued investment income and other assets	(31)	—	—	—	(31)
Insurance reserves	2,406	1	6	—	2,413
Current tax liabilities	(173)	—	—	—	(173)
Other liabilities and policy-related balances	(292)	—	—	21	(271)
Cash from operating activities—discontinued operations	38	—	—	—	38

Net cash from operating activities	$1,336	$—	$—	$—	$1,336

(1)

Amounts originally reported in our 2011 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Balance Sheet Reflecting Impact of Retrospective Accounting Changes II

The following table presents the consolidated balance sheet as of December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Assets
Total investments	$74,379	$—	$—	$74,379
Cash and cash equivalents	3,632	—	—	3,632
Accrued investment income	715	—	—	715
Deferred acquisition costs	5,036	—	—	5,036
Intangible assets	366	—	—	366
Goodwill	868	—	—	868
Reinsurance recoverable	17,202	28	—	17,230
Other assets	710	—	—	710
Separate account assets	9,937	—	—	9,937
Assets associated with discontinued operations	439	—	—	439

Total assets	$113,284	$28	$—	$113,312

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$33,272	$233	$—	$33,505
Policyholder account balances	26,262	—	—	26,262
Liability for policy and contract claims	7,509	—	—	7,509
Unearned premiums	4,333	—	—	4,333
Other liabilities	5,171	—	68	5,239
Borrowings related to securitization entities	336	—	—	336
Non-recourse funding obligations	2,066	—	—	2,066
Long-term borrowings	4,776	—	—	4,776
Deferred tax liability	1,603	(72)	(24)	1,507
Separate account liabilities	9,937	—	—	9,937
Liabilities associated with discontinued operations	61	—	—	61

Total liabilities	95,326	161	44	95,531

Stockholders’ equity:
Class A common stock	1	—	—	1
Additional paid-in capital	12,127	—	—	12,127
Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,692	—	—	2,692
Net unrealized gains (losses) on other-than-temporarily impaired securities	(54)	—	—	(54)

Net unrealized investment gains (losses)	2,638	—	—	2,638

Derivatives qualifying as hedges	1,909	—	—	1,909
Foreign currency translation and other adjustments	655	—	—	655

Total accumulated other comprehensive income (loss)	5,202	—	—	5,202
Retained earnings	2,040	(133)	(44)	1,863
Treasury stock, at cost	(2,700)	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,670	(133)	(44)	16,493
Noncontrolling interests	1,288	—	—	1,288

Total stockholders’ equity	17,958	(133)	(44)	17,781

Total liabilities and stockholders’ equity	$113,284	$28	$—	$113,312

(1)

Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Income Statement Reflecting Impact of Retrospective Accounting Changes II

The following table presents the consolidated income statement for year ended December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Revenues:
Premiums	$5,038	$—	$3	$5,041
Net investment income	3,343	—	—	3,343
Net investment gains (losses)	27	—	—	27
Insurance and investment product fees and other	1,229	—	—	1,229

Total revenues	9,637	—	3	9,640

Benefits and expenses:
Benefits and other changes in policy reserves	5,358	20	—	5,378
Interest credited	775	—	—	775
Acquisition and operating expenses, net of deferrals	1,594	—	—	1,594
Amortization of deferred acquisition costs and intangibles	722	—	—	722
Goodwill impairment	89	—	—	89
Interest expense	476	—	—	476

Total benefits and expenses	9,014	20	—	9,034

Income from continuing operations before income taxes	623	(20)	3	606
Provision for income taxes	144	(7)	1	138

Income from continuing operations before income taxes	479	(13)	2	468
Income from discontinued operations, net of taxes	57	—	—	57

Net income	536	(13)	2	525
Less: net income attributable to noncontrolling interests	200	—	—	200

Net income available to Genworth Financial, Inc.’s common stockholders	$336	$(13)	$2	$325

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic (2)	$0.68	$(0.03)	$—	$0.66

Diluted (2)	$0.68	$(0.02)	$—	$0.66

(1)

Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

(2)	May not total due to whole number calculation.

Net Cash Flows from Operating Activities Reflecting Impact of Retrospective Accounting Changes II

The following table presents the cash flows from operating activities for the year ended December 31, 2012 to reflect the impact of the retrospective accounting changes:

(Amounts in millions)	As computed under previous policies (1)	Effect of reserve change	Effect of premium restatement	As reported under new policies
Cash flows from operating activities:
Net income	$536	$(13)	$2	$525
Less income from discontinued operations, net of taxes	(57)	—	—	(57)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(88)	—	—	(88)
Net investment gains	(27)	—	—	(27)
Charges assessed to policyholders	(801)	—	—	(801)
Acquisition costs deferred	(611)	—	—	(611)
Amortization of deferred acquisition costs and intangibles	722	—	—	722
Goodwill impairment	89	—	—	89
Deferred income taxes	88	(7)	1	82
Net increase in trading securities, held-for-sale investments and derivative instruments	191	—	—	191
Stock-based compensation expense	26	—	—	26
Change in certain assets and liabilities:
Accrued investment income and other assets	(68)	—	—	(68)
Insurance reserves	2,310	20	—	2,330
Current tax liabilities	(234)	—	—	(234)
Other liabilities and policy-related balances	(1,163)	—	(3)	(1,166)
Cash flows from operating activities—discontinued operations	49	—	—	49

Net cash from operating activities	$962	$—	$—	$962

(1)	Amounts computed under previous policies disclosed in note 2(y) of our 2012 Form 10-K have been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Earnings Per Share (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Earnings per Share

Basic and diluted earnings per share are calculated by dividing each income category presented below by the weighted-average basic and diluted shares outstanding for the periods indicated:

	Three months ended March 31,
(Amounts in millions, except per share amounts)	2013	2012
Weighted-average shares used in basic earnings per common share calculations	492.5	491.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	4.3	4.5

Weighted-average shares used in diluted earnings per common share calculations	496.8	495.7

Income from continuing operations:
Income from continuing operations	$161	$67
Less: income from continuing operations attributable to noncontrolling interests	38	33

Income from continuing operations available to Genworth’s common stockholders	$123	$34

Basic per common share	$0.25	$0.07

Diluted per common share	$0.25	$0.07

Income (loss) from discontinued operations:
Income (loss) from discontinued operations, net of taxes	$(20)	$12
Less: income from discontinued operations, net of taxes, attributable to noncontrolling interests	—	—

Income (loss) from discontinued operations, net of taxes, available to Genworth’s common stockholders	$(20)	$12

Basic per common share	$(0.04)	$0.03

Diluted per common share	$(0.04)	$0.02

Net income:
Income from continuing operations	$161	$67
Income (loss) from discontinued operations, net of taxes	(20)	12

Net income	141	79
Less: net income attributable to noncontrolling interests	38	33

Net income available to Genworth’s common stockholders	$103	$46

Basic per common share	$0.21	$0.09

Diluted per common share	$0.21	$0.09

Basic and diluted earnings per share are calculated by dividing each income category presented below by the weighted-average basic and diluted shares outstanding for the periods indicated:

(Amounts in millions, except per share amounts)	2012	2011	2010
Weighted-average shares used in basic earnings per common share calculations	491.6	490.6	489.3
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	2.8	2.9	4.6

Weighted-average shares used in diluted earnings per common share calculations	494.4	493.5	493.9

Income from continuing operations:
Income from continuing operations	$468	$141	$136
Less: income from continuing operations attributable to noncontrolling interests	200	139	143

Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders	$268	$2	$(7)

Basic per common share	$0.55	$—	$(0.01)

Diluted per common share (1)	$0.54	$—	$(0.01)

Income from discontinued operations:
Income from discontinued operations, net of taxes	$57	$36	$45
Less: income from discontinued operations, net of taxes, attributable to noncontrolling interests	—	—	—

Income from discontinued operations, net of taxes, available to Genworth Financial, Inc.’s common stockholders	$57	$36	$45

Basic per common share	$0.12	$0.07	$0.09

Diluted per common share	$0.12	$0.07	$0.09

Net income:
Income from continuing operations	$468	$141	$136
Income from discontinued operations, net of taxes	57	36	45

Net income	525	177	181
Less: net income attributable to noncontrolling interests	200	139	143

Net income available to Genworth Financial, Inc.’s common stockholders	$325	$38	$38

Basic per common share	$0.66	$0.08	$0.08

Diluted per common share	$0.66	$0.08	$0.08

(1)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of our loss from continuing operations available to Genworth Financial, Inc.’s common stockholders for the year ended December 31, 2010, we used basic weighted-average common shares outstanding in the calculation of diluted loss from continuing operations available to Genworth Financial, Inc.’s common stockholders per share.

Investments (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Net Investment Income

Sources of net investment income were as follows for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Fixed maturity securities—taxable	$656	$660
Fixed maturity securities—non-taxable	2	4
Commercial mortgage loans	82	84
Restricted commercial mortgage loans related to securitization entities	7	9
Equity securities	4	4
Other invested assets	48	53
Policy loans	32	31
Cash, cash equivalents and short-term investments	7	10

Gross investment income before expenses and fees	838	855
Expenses and fees	(24)	(23)

Net investment income	$814	$832

Sources of net investment income were as follows for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Fixed maturity securities—taxable	$2,666	$2,697	$2,619
Fixed maturity securities—non-taxable	11	35	59
Commercial mortgage loans	340	365	391
Restricted commercial mortgage loans related to securitization entities (1)	32	40	39
Equity securities	19	19	14
Other invested assets (2)	206	162	104
Restricted other invested assets related to securitization entities (1)	1	—	2
Policy loans	123	120	112
Cash, cash equivalents and short-term investments	35	37	21

Gross investment income before expenses and fees	3,433	3,475	3,361
Expenses and fees	(90)	(95)	(95)

Net investment income	$3,343	$3,380	$3,266

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)

Included in other invested assets was $21 million, $15 million and $14 million of net investment income related to trading securities for the years ended December 31, 2012, 2011 and 2010, respectively.

Net Investment Gains (Losses)

The following table sets forth net investment gains (losses) for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Available-for-sale securities:
Realized gains	$40	$63
Realized losses	(66)	(46)

Net realized gains (losses) on available-for-sale securities	(26)	17

Impairments:
Total other-than-temporary impairments	(12)	(16)
Portion of other-than-temporary impairments included in other comprehensive income (loss)	—	(1)

Net other-than-temporary impairments	(12)	(17)

Trading securities	10	(25)
Commercial mortgage loans	2	2
Net gains related to securitization entities	7	34
Derivative instruments (1)	(42)	26
Contingent consideration adjustment	1	—
Other	(1)	—

Net investment gains (losses)	$(61)	$37

(1)	See note 5 for additional information on the impact of derivative instruments included in net investment gains (losses).

The following table sets forth net investment gains (losses) for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Available-for-sale securities:
Realized gains	$172	$210	$156
Realized losses	(143)	(160)	(151)

Net realized gains (losses) on available-for-sale securities	29	50	5

Impairments:
Total other-than-temporary impairments	(62)	(118)	(122)
Portion of other-than-temporary impairments included in other comprehensive income (loss)	(44)	(14)	(86)

Net other-than-temporary impairments	(106)	(132)	(208)

Trading securities	21	27	19
Commercial mortgage loans	4	6	(29)
Net gains (losses) related to securitization entities (1)	81	(47)	(3)
Derivative instruments (2)	4	(99)	50
Contingent consideration adjustment	(6)	—	—
Other	—	—	23

Net investment gains (losses)	$27	$(195)	$(143)

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)	See note 5 for additional information on the impact of derivative instruments included in net investment gains (losses).

Credit Losses Recognized in Net Income

The following represents the activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in other comprehensive income (loss) (“OCI”) as of and for the three months ended March 31:

(Amounts in millions)	2013	2012
Beginning balance	$387	$646
Additions:
Other-than-temporary impairments not previously recognized	2	2
Increases related to other-than-temporary impairments previously recognized	4	13
Reductions:
Securities sold, paid down or disposed	(142)	(51)

Ending balance	$251	$610

The following represents the activity for credit losses recognized in net income (loss) on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Beginning balance	$646	$784	$1,059
Adoption of new accounting guidance related to securitization entities	—	—	(36)
Additions:
Other-than-temporary impairments not previously recognized	16	39	63
Increases related to other-than-temporary impairments previously recognized	55	82	117
Reductions:
Securities sold, paid down or disposed	(330)	(259)	(419)

Ending balance	$387	$646	$784

Unrealized Investment Gains and Losses

Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of the dates indicated:

(Amounts in millions)	March 31, 2013	December 31, 2012
Net unrealized gains (losses) on investment securities:
Fixed maturity securities	$5,684	$6,086
Equity securities	44	34
Other invested assets	(5)	(8)

Subtotal	5,723	6,112
Adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves	(1,820)	(1,925)
Income taxes, net	(1,364)	(1,457)

Net unrealized investment gains (losses)	2,539	2,730
Less: net unrealized investment gains (losses) attributable to noncontrolling interests	96	92

Net unrealized investment gains (losses) attributable to Genworth	$2,443	$2,638

Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of December 31:

(Amounts in millions)	2012	2011	2010
Net unrealized gains (losses) on investment securities:
Fixed maturity securities	$6,086	$3,742	$511
Equity securities	34	5	9
Other invested assets	(8)	(30)	(22)

Subtotal	6,112	3,717	498
Adjustments to DAC, PVFP, sales inducements and benefit reserves	(1,925)	(1,303)	(553)
Income taxes, net	(1,457)	(840)	25

Net unrealized investment gains (losses)	2,730	1,574	(30)
Less: net unrealized investment gains (losses) attributable to noncontrolling interests	92	89	50

Net unrealized investment gains (losses) attributable to Genworth Financial, Inc.	$2,638	$1,485	$(80)

Change in Net Unrealized Gains (Losses) on Available-for-Sale Investment Securities Reported in Accumulated Other Comprehensive Income (Loss)

The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the three months ended March 31:

(Amounts in millions)	2013	2012
Beginning balance	$2,638	$1,485
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	(427)	(212)
Adjustment to deferred acquisition costs	16	(47)
Adjustment to present value of future profits	1	11
Adjustment to sales inducements	(3)	(10)
Adjustment to benefit reserves	91	1
Provision for income taxes	106	93

Change in unrealized gains (losses) on investment securities	(216)	(164)
Reclassification adjustments to net investment (gains) losses, net of taxes of $(13) and $ —	25	—

Change in net unrealized investment gains (losses)	(191)	(164)
Less: change in net unrealized investment gains (losses) attributable to noncontrolling interests	4	(6)

Ending balance	$2,443	$1,327

The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Beginning balance	$1,485	$(80)	$(1,405)
Cumulative effect of changes in accounting	—	—	260
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	2,318	3,137	2,141
Adjustment to DAC	(159)	(101)	(233)
Adjustment to PVFP	(6)	(86)	(134)
Adjustment to sales inducements	(33)	(3)	(35)
Adjustment to benefit reserves	(424)	(560)	(273)
Provision for income taxes	(590)	(836)	(523)

Change in unrealized gains (losses) on investment securities	1,106	1,551	943
Reclassification adjustments to net investment (gains) losses, net of taxes of $(27), $(29) and $(71)	50	53	133

Change in net unrealized investment gains (losses)	1,156	1,604	1,336
Less: change in net unrealized investment gains (losses) attributable to noncontrolling interests	3	39	11

Ending balance	$2,638	$1,485	$(80)

Fixed Maturity and Equity Securities

As of March 31, 2013, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(Amounts in millions)	Amortized cost or cost	Not other- than- temporarily impaired	Other-than- temporarily impaired	Not other- than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$4,510	$924	$—	$(53)	$—	$5,381
Tax-exempt	277	14	—	(21)	—	270
Government—non-U.S.	2,132	215	—	(2)	—	2,345
U.S. corporate	22,954	3,073	20	(111)	—	25,936
Corporate—non-U.S.	14,421	1,158	—	(39)	—	15,540
Residential mortgage-backed	5,542	535	10	(82)	(63)	5,942
Commercial mortgage-backed	2,948	162	3	(46)	(11)	3,056
Other asset-backed	2,620	51	—	(57)	(2)	2,612

Total fixed maturity securities	55,404	6,132	33	(411)	(76)	61,082
Equity securities	446	47	—	(3)	—	490

Total available-for-sale securities	$55,850	$6,179	$33	$(414)	$(76)	$61,572

As of December 31, 2012, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(Amounts in millions)	Amortized cost or cost	Not other- than- temporarily impaired	Other-than- temporarily impaired	Not other- than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$4,484	$1,025	$—	$(18)	$—	$5,491
Tax-exempt	308	16	—	(30)	—	294
Government—non-U.S.	2,173	250	—	(1)	—	2,422
U.S. corporate	22,873	3,317	19	(104)	—	26,105
Corporate—non-U.S.	14,577	1,262	—	(47)	—	15,792
Residential mortgage-backed	5,744	549	13	(124)	(101)	6,081
Commercial mortgage-backed	3,253	178	5	(82)	(21)	3,333
Other asset-backed	2,660	50	—	(65)	(2)	2,643

Total fixed maturity securities	56,072	6,647	37	(471)	(124)	62,161
Equity securities	483	41	—	(6)	—	518

Total available-for-sale securities	$56,555	$6,688	$37	$(477)	$(124)	$62,679

As of December 31, 2012, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(Amounts in millions)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$4,484	$1,025	$—	$(18)	$—	$5,491
Tax-exempt	308	16	—	(30)	—	294
Government—non-U.S.	2,173	250	—	(1)	—	2,422
U.S. corporate	22,873	3,317	19	(104)	—	26,105
Corporate—non-U.S.	14,577	1,262	—	(47)	—	15,792
Residential mortgage-backed	5,744	549	13	(124)	(101)	6,081
Commercial mortgage-backed	3,253	178	5	(82)	(21)	3,333
Other asset-backed	2,660	50	—	(65)	(2)	2,643

Total fixed maturity securities	56,072	6,647	37	(471)	(124)	62,161
Equity securities	483	41	—	(6)	—	518

Total available-for-sale securities	$56,555	$6,688	$37	$(477)	$(124)	$62,679

As of December 31, 2011, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(Amounts in millions)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$3,946	$918	$—	$(1)	$—	$4,863
Tax-exempt	564	15	—	(76)	—	503
Government—non-U.S.	2,017	196	—	(2)	—	2,211
U.S. corporate	23,024	2,542	18	(325)	(1)	25,258
Corporate—non-U.S.	13,156	819	—	(218)	—	13,757
Residential mortgage-backed	5,695	446	9	(252)	(203)	5,695
Commercial mortgage-backed	3,470	157	4	(179)	(52)	3,400
Other asset-backed	2,686	18	—	(95)	(1)	2,608

Total fixed maturity securities	54,558	5,111	31	(1,148)	(257)	58,295
Equity securities	354	19	—	(14)	—	359

Total available-for-sale securities	$54,912	$5,130	$31	$(1,162)	$(257)	$58,654

Gross Unrealized Losses and Fair Values of Investment Securities

The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of March 31, 2013:

	Less than 12 months			12 months or more			Total
(Dollar amounts in millions)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses (1)	Number of securities	Fair value	Gross unrealized losses (2)	Number of securities
Description of Securities
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$766	$(53)	22	$—	$—	—	$766	$(53)	22
Tax-exempt	—	—	—	112	(21)	10	112	(21)	10
Government—non-U.S.	133	(2)	18	—	—	—	133	(2)	18
U.S. corporate	1,579	(50)	211	529	(61)	47	2,108	(111)	258
Corporate—non-U.S.	1,184	(17)	138	241	(22)	20	1,425	(39)	158
Residential mortgage-backed	277	(2)	42	360	(143)	227	637	(145)	269
Commercial mortgage-backed	172	(2)	23	533	(55)	92	705	(57)	115
Other asset-backed	153	(1)	31	150	(58)	16	303	(59)	47

Subtotal, fixed maturity securities	4,264	(127)	485	1,925	(360)	412	6,189	(487)	897
Equity securities	43	(2)	47	12	(1)	6	55	(3)	53

Total for securities in an unrealized loss position	$4,307	$(129)	532	$1,937	$(361)	418	$6,244	$(490)	950

% Below cost—fixed maturity securities:
<20% Below cost	$4,257	$(125)	479	$1,624	$(143)	267	$5,881	$(268)	746
20%-50% Below cost	7	(2)	6	272	(138)	92	279	(140)	98
>50% Below cost	—	—	—	29	(79)	53	29	(79)	53

Total fixed maturity securities	4,264	(127)	485	1,925	(360)	412	6,189	(487)	897

% Below cost—equity securities:
<20% Below cost	43	(2)	47	12	(1)	6	55	(3)	53

Total equity securities	43	(2)	47	12	(1)	6	55	(3)	53

Total for securities in an unrealized loss position	$4,307	$(129)	532	$1,937	$(361)	418	$6,244	$(490)	950

Investment grade	$4,070	$(121)	439	$1,157	$(162)	175	$5,227	$(283)	614
Below investment grade (3)	237	(8)	93	780	(199)	243	1,017	(207)	336

Total for securities in an unrealized loss position	$4,307	$(129)	532	$1,937	$(361)	418	$6,244	$(490)	950

(1)	Amounts included $75 million of unrealized losses on other-than-temporarily impaired securities.
(2)	Amounts included $76 million of unrealized losses on other-than-temporarily impaired securities.
(3)	Amounts that have been in a continuous loss position for 12 months or more included $74 million of unrealized losses on other-than-temporarily impaired securities.

The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2012:

	Less than 12 months			12 months or more			Total
(Dollar amounts in millions)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses (1)	Number of securities	Fair value	Gross unrealized losses (2)	Number of securities
Description of Securities
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$655	$(18)	19	$—	$—	—	$655	$(18)	19
Tax-exempt	—	—	—	137	(30)	13	137	(30)	13
Government—non-U.S.	103	(1)	21	—	—	—	103	(1)	21
U.S. corporate	859	(19)	154	646	(85)	65	1,505	(104)	219
Corporate—non-U.S.	665	(9)	105	436	(38)	41	1,101	(47)	146
Residential mortgage-backed	152	(1)	32	494	(224)	278	646	(225)	310
Commercial mortgage-backed	183	(1)	20	749	(102)	130	932	(103)	150
Other asset-backed	282	(1)	42	185	(66)	18	467	(67)	60

Subtotal, fixed maturity securities	2,899	(50)	393	2,647	(545)	545	5,546	(595)	938
Equity securities	52	(4)	32	14	(2)	13	66	(6)	45

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

% Below cost—fixed maturity securities:
<20% Below cost	$2,899	$(50)	393	$2,151	$(194)	337	$5,050	$(244)	730
20%-50% Below cost	—	—	—	445	(218)	128	445	(218)	128
>50% Below cost	—	—	—	51	(133)	80	51	(133)	80

Total fixed maturity securities	2,899	(50)	393	2,647	(545)	545	5,546	(595)	938

% Below cost—equity securities:
<20% Below cost	47	(2)	29	12	(1)	11	59	(3)	40
20%-50% Below cost	5	(2)	3	2	(1)	2	7	(3)	5

Total equity securities	52	(4)	32	14	(2)	13	66	(6)	45

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

Investment grade	$2,761	$(43)	356	$1,616	$(209)	235	$4,377	$(252)	591
Below investment grade (3)	190	(11)	69	1,045	(338)	323	1,235	(349)	392

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

(1)	Amounts included $123 million of unrealized losses on other-than-temporarily impaired securities.
(2)	Amounts included $124 million of unrealized losses on other-than-temporarily impaired securities.
(3)	Amounts that have been in a continuous loss position for 12 months or more included $119 million of unrealized losses on other-than-temporarily impaired securities.

The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2012:

	Less than 12 months			12 months or more			Total
(Dollar amounts in millions)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses (1)	Number of securities	Fair value	Gross unrealized losses (2)	Number of securities
Description of Securities
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$655	$(18)	19	$—	$—	—	$655	$(18)	19
Tax-exempt	—	—	—	137	(30)	13	137	(30)	13
Government—non-U.S.	103	(1)	21	—	—	—	103	(1)	21
U.S. corporate	859	(19)	154	646	(85)	65	1,505	(104)	219
Corporate—non-U.S.	665	(9)	105	436	(38)	41	1,101	(47)	146
Residential mortgage-backed	152	(1)	32	494	(224)	278	646	(225)	310
Commercial mortgage-backed	183	(1)	20	749	(102)	130	932	(103)	150
Other asset-backed	282	(1)	42	185	(66)	18	467	(67)	60

Subtotal, fixed maturity securities	2,899	(50)	393	2,647	(545)	545	5,546	(595)	938
Equity securities	52	(4)	32	14	(2)	13	66	(6)	45

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

% Below cost—fixed maturity securities:
<20% Below cost	$2,899	$(50)	393	$2,151	$(194)	337	$5,050	$(244)	730
20%-50% Below cost	—	—	—	445	(218)	128	445	(218)	128
>50% Below cost	—	—	—	51	(133)	80	51	(133)	80

Total fixed maturity securities	2,899	(50)	393	2,647	(545)	545	5,546	(595)	938

% Below cost—equity securities:
<20% Below cost	47	(2)	29	12	(1)	11	59	(3)	40
20%-50% Below cost	5	(2)	3	2	(1)	2	7	(3)	5

Total equity securities	52	(4)	32	14	(2)	13	66	(6)	45

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

Investment grade	$2,761	$(43)	356	$1,616	$(209)	235	$4,377	$(252)	591
Below investment grade (3)	190	(11)	69	1,045	(338)	323	1,235	(349)	392

Total for securities in an unrealized loss position	$2,951	$(54)	425	$2,661	$(547)	558	$5,612	$(601)	983

(1)	Amounts included $123 million of unrealized losses on other-than-temporarily impaired securities.
(2)	Amounts included $124 million of unrealized losses on other-than-temporarily impaired securities.
(3)	Amounts that have been in a continuous loss position for 12 months or more included $119 million of unrealized losses on other-than-temporarily impaired securities.

The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2011:

	Less than 12 months			12 months or more			Total
(Dollar amounts in millions)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses (1)	Number of securities	Fair value	Gross unrealized losses (2)	Number of securities
Description of Securities
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$160	$(1)	2	$—	$—	—	$160	$(1)	2
Tax-exempt	—	—	—	230	(76)	72	230	(76)	72
Government—non-U.S.	90	(1)	25	8	(1)	8	98	(2)	33
U.S. corporate	1,721	(68)	175	1,416	(258)	136	3,137	(326)	311
Corporate—non-U.S.	1,475	(86)	188	705	(132)	75	2,180	(218)	263
Residential mortgage-backed	276	(5)	68	727	(450)	359	1,003	(455)	427
Commercial mortgage-backed	282	(36)	49	831	(195)	159	1,113	(231)	208
Other asset-backed	623	(3)	83	309	(93)	35	932	(96)	118

Subtotal, fixed maturity securities	4,627	(200)	590	4,226	(1,205)	844	8,853	(1,405)	1,434
Equity securities	92	(11)	39	25	(3)	13	117	(14)	52

Total for securities in an unrealized loss position	$4,719	$(211)	629	$4,251	$(1,208)	857	$8,970	$(1,419)	1,486

% Below cost—fixed maturity securities:
<20% Below cost	$4,545	$(156)	548	$2,758	$(252)	435	$7,303	$(408)	983
20%-50% Below cost	78	(30)	27	1,335	(653)	283	1,413	(683)	310
>50% Below cost	4	(14)	15	133	(300)	126	137	(314)	141

Total fixed maturity securities	4,627	(200)	590	4,226	(1,205)	844	8,853	(1,405)	1,434

% Below cost—equity securities:
<20% Below cost	80	(6)	36	21	(1)	12	101	(7)	48
20%-50% Below cost	12	(5)	3	4	(2)	1	16	(7)	4

Total equity securities	92	(11)	39	25	(3)	13	117	(14)	52

Total for securities in an unrealized loss position	$4,719	$(211)	629	$4,251	$(1,208)	857	$8,970	$(1,419)	1,486

Investment grade	$4,292	$(165)	502	$3,066	$(577)	479	$7,358	$(742)	981
Below investment grade (3)	427	(46)	127	1,185	(631)	378	1,612	(677)	505

Total for securities in an unrealized loss position	$4,719	$(211)	629	$4,251	$(1,208)	857	$8,970	$(1,419)	1,486

(1)	Amounts included $248 million of unrealized losses on other-than-temporarily impaired securities.
(2)	Amounts included $257 million of unrealized losses on other-than-temporarily impaired securities.
(3)	Amounts that have been in a continuous loss position for 12 months or more included $235 million of unrealized losses on other-than-temporarily impaired securities.

Fixed Maturity Securities More Than 20% Below Cost and in Continuous Loss Position for 12 Months or More by Asset Class

The following tables present the concentration of gross unrealized losses and fair values of fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by asset class as of March 31, 2013:

	Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
Tax-exempt	$16	$(6)	1%	2	$—	$—	—%	—
U.S. corporate	18	(5)	1	1	—	—	—	—
Corporate—non-U.S.	32	(15)	3	7	—	—	—	—
Structured securities:
Residential mortgage-backed	21	(12)	2	9	2	(3)	1	6
Commercial mortgage-backed	2	(1)	—	2	—	(1)	—	1
Other asset-backed	51	(32)	7	3	—	—	—	—

Total structured securities	74	(45)	9	14	2	(4)	1	7

Total	$140	$(71)	14%	24	$2	$(4)	1%	7

	Below Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
U.S. corporate	$2	$(1)	—%	3	$—	$—	—%	—
Structured securities:
Residential mortgage-backed	94	(44)	9	52	18	(61)	12	41
Commercial mortgage-backed	22	(12)	2	12	3	(4)	1	3
Other asset-backed	14	(10)	2	1	6	(10)	2	2

Total structured securities	130	(66)	13	65	27	(75)	15	46

Total	$132	$(67)	13%	68	$27	$(75)	15%	46

The following tables present the concentration of gross unrealized losses and fair values of fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by asset class as of December 31, 2012:

	Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
Tax-exempt	$31	$(10)	2%	3	$—	$—	—%	—
U.S. corporate	34	(12)	2	3	—	—	—	—
Corporate—non-U.S.	29	(17)	3	7	—	—	—	—
Structured securities:
Residential mortgage-backed	28	(15)	2	12	5	(7)	1	8
Commercial mortgage-backed	15	(5)	1	5	—	(1)	—	1
Other asset-backed	33	(21)	3	2	—	—	—	—

Total structured securities	76	(41)	6	19	5	(8)	1	9

Total	$170	$(80)	13%	32	$5	$(8)	1%	9

	Below Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
U.S. corporate	$9	$(9)	1%	1	$—	$—	—%	—
Structured securities:
Residential mortgage-backed	179	(86)	14	76	32	(96)	16	62
Commercial mortgage-backed	53	(20)	3	17	8	(19)	3	7
Other asset-backed	34	(23)	4	2	6	(10)	2	2

Total structured securities	266	(129)	21	95	46	(125)	21	71

Total

Corporate Debt Securities More Than 20% Below Cost and in Continuous Loss Position for 12 Months or More by Industry

The following tables present the concentration of gross unrealized losses and fair values related to corporate debt fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by industry as of March 31, 2013:

	Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Industry:
Finance and insurance	$50	$(20)	4%	8	$—	$—	—%	—

Total	$50	$(20)	4%	8	$—	$—	—%	—

	Below Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Industry:
Consumer-cyclical	$2	$(1)	—%	3	$—	$—	—%	—

Total	$2	$(1)	—%	3	$—	$—	—%	—

The following tables present the concentration of gross unrealized losses and fair values related to corporate debt fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by industry as of December 31, 2012:

	Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Industry:
Finance and insurance	$63	$(29)	5%	10	$—	$—	—%	—

Total	$63	$(29)	5%	10	$—	$—	—%	—

	Below Investment Grade
	20% to 50%				Greater than 50%
(Dollar amounts in millions)	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Industry:
Consumer-non-cyclical	$9	$(9)	1%	1	$—	$—	—%	—

Total	$9	$(9)	1%	1	$—	$—	—%	—

Maturity Distribution of Fixed Maturity Securities

The scheduled maturity distribution of fixed maturity securities as of March 31, 2013 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

(Amounts in millions)	Amortized cost or cost	Fair value
Due one year or less	$2,704	$2,731
Due after one year through five years	10,398	10,997
Due after five years through ten years	11,176	12,243
Due after ten years	20,016	23,501

Subtotal	44,294	49,472
Residential mortgage-backed	5,542	5,942
Commercial mortgage-backed	2,948	3,056
Other asset-backed	2,620	2,612

Total	$55,404	$61,082

The scheduled maturity distribution of fixed maturity securities as of December 31, 2012 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

(Amounts in millions)	Amortized cost or cost	Fair value
Due one year or less	$2,606	$2,634
Due after one year through five years	10,578	11,139
Due after five years through ten years	11,120	12,266
Due after ten years	20,111	24,065

Subtotal	44,415	50,104
Residential mortgage-backed	5,744	6,081
Commercial mortgage-backed	3,253	3,333
Other asset-backed	2,660	2,643

Total	$56,072	$62,161

Commercial Mortgage Loans by Property Type

The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of the dates indicated:

	March 31, 2013		December 31, 2012
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Property type:
Retail	$1,953	33%	$1,895	32%
Office	1,595	27	1,580	27
Industrial	1,584	27	1,603	27
Apartments	542	9	552	9
Mixed use/other	230	4	282	5

Subtotal	5,904	100%	5,912	100%

Unamortized balance of loan origination fees and costs	2		2
Allowance for losses	(40)		(42)

Total	$5,866		$5,872

The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

	2012		2011
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Property type:
Retail	$1,895	32%	$1,898	31%
Industrial	1,603	27	1,707	28
Office	1,580	27	1,590	26
Apartments	552	9	641	10
Mixed use/other	282	5	304	5

Subtotal	5,912	100%	6,140	100%

Unamortized balance of loan origination fees and costs	2		3
Allowance for losses	(42)		(51)

Total	$5,872		$6,092

Commercial Mortgage Loans by Geographic Region

	March 31, 2013		December 31, 2012
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Geographic region:
Pacific	$1,582	27%	$1,553	26%
South Atlantic	1,549	26	1,587	27
Middle Atlantic	750	13	739	13
Mountain	458	8	463	8
East North Central	451	8	468	8
West North Central	374	6	353	6
New England	341	6	343	6
West South Central	259	4	265	4
East South Central	140	2	141	2

Subtotal	5,904	100%	5,912	100%

Unamortized balance of loan origination fees and costs	2		2
Allowance for losses	(40)		(42)

Total	$5,866		$5,872

	2012		2011
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Geographic region:
South Atlantic	$1,587	27%	$1,631	27%
Pacific	1,553	26	1,539	25
Middle Atlantic	739	13	734	12
East North Central	468	8	557	9
Mountain	463	8	497	8
West North Central	353	6	337	5
New England	343	6	388	6
West South Central	265	4	298	5
East South Central	141	2	159	3

Subtotal	5,912	100%	6,140	100%

Unamortized balance of loan origination fees and costs	2		3
Allowance for losses	(42)		(51)

Total	$5,872		$6,092

Aging of Past Due Commercial Mortgage Loans by Property Type

The following tables set forth the aging of past due commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	31 - 60 days past due	61 - 90 days past due	Greater than 90 days past due	Total past due	Current	Total
Property type:
Retail	$7	$5	$—	$12	$1,941	$1,953
Office	1	—	—	1	1,594	1,595
Industrial	6	2	—	8	1,576	1,584
Apartments	—	—	4	4	538	542
Mixed use/other	1	—	—	1	229	230

Total recorded investment	$15	$7	$4	$26	$5,878	$5,904

% of total commercial mortgage loans	—%	—%	—%	—%	100%	100%

	December 31, 2012
(Amounts in millions)	31 - 60 days past due	61 -90 days past due	Greater than 90 days past due	Total past due	Current	Total
Property type:
Retail	$—	$3	$—	$3	$1,892	$1,895
Office	2	—	—	2	1,578	1,580
Industrial	—	—	—	—	1,603	1,603
Apartments	—	—	4	4	548	552
Mixed use/other	66	—	—	66	216	282

Total recorded investment	$68	$3	$4	$75	$5,837	$5,912

% of total commercial mortgage loans	1%	—%	—%	1%	99%	100%

The following tables set forth the aging of past due commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	31 - 60 days past due	61 - 90 days past due	Greater than 90 days past due	Total past due	Current	Total
Property type:
Retail	$—	$3	$—	$3	$1,892	$1,895
Industrial	—	—	—	—	1,603	1,603
Office	2	—	—	2	1,578	1,580
Apartments	—	—	4	4	548	552
Mixed use/other	66	—	—	66	216	282

Total recorded investment	$68	$3	$4	$75	$5,837	$5,912

% of total commercial mortgage loans	1%	—%	—%	1%	99%	100%

	2011
(Amounts in millions)	31 - 60 days past due	61 - 90 days past due	Greater than 90 days past due	Total past due	Current	Total
Property type:
Retail	$107	$—	$—	$107	$1,791	$1,898
Industrial	3	—	—	3	1,704	1,707
Office	4	3	15	22	1,568	1,590
Apartments	—	—	—	—	641	641
Mixed use/other	1	—	—	1	303	304

Total recorded investment	$115	$3	$15	$133	$6,007	$6,140

% of total commercial mortgage loans	2%	—%	—%	2%	98%	100%

Allowance for Credit Losses and Recorded Investment in Commercial Mortgage Loans

The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Allowance for credit losses:
Beginning balance	$42	$51
Charge-offs	—	(1)
Recoveries	—	—
Provision	(2)	(1)

Ending balance	$40	$49

Ending allowance for individually impaired loans	$—	$—

Ending allowance for loans not individually impaired that were evaluated collectively for impairment	$40	$49

Recorded investment:
Ending balance	$5,904	$6,076

Ending balance of individually impaired loans	$—	$2

Ending balance of loans not individually impaired that were evaluated collectively for impairment	$5,904	$6,074

The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Allowance for credit losses:
Beginning balance	$51	$59	$48
Charge-offs (1)	(2)	(5)	(23)
Recoveries	—	—	—
Provision	(7)	(3)	34

Ending balance	$42	$51	$59

Ending allowance for individually impaired loans	$—	$—	$—

Ending allowance for loans not individually impaired that were evaluated collectively for impairment	$42	$51	$59

Recorded investment:
Ending balance	$5,912	$6,140	$6,772

Ending balance of individually impaired loans	$—	$10	$30

Ending balance of loans not individually impaired that were evaluated collectively for impairment	$5,912	$6,130	$6,742

(1)	Charge-offs in 2010 included $13 million related to held-for-sale commercial mortgage loans that were sold in the third quarter of 2010.

Average Loan-to-Value of Commercial Mortgage Loans by Property Type

The following tables set forth the loan-to-value of commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	0% -50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100% (1)	Total
Property type:
Retail	$553	$277	$920	$172	$31	$1,953
Office	318	224	721	295	37	1,595
Industrial	451	235	671	188	39	1,584
Apartments	165	85	248	29	15	542
Mixed use/other	73	24	112	15	6	230

Total recorded investment	$1,560	$845	$2,672	$699	$128	$5,904

% of total	26%	14%	46%	12%	2%	100%

Weighted-average debt service coverage ratio	2.27	1.76	2.07	1.17	1.05	1.95

(1)	Included $128 million of loans in good standing, with a total weighted-average loan-to-value of 145%, where borrowers continued to make timely payments.

	December 31, 2012
(Amounts in millions)	0% - 50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100% (1)	Total
Property type:
Retail	$548	$280	$874	$162	$31	$1,895
Office	323	237	688	288	44	1,580
Industrial	462	242	671	188	40	1,603
Apartments	167	140	201	29	15	552
Mixed use/other	68	24	103	81	6	282

Total recorded investment	$1,568	$923	$2,537	$748	$136	$5,912

% of total	27%	16%	42%	13%	2%	100%

Weighted-average debt service coverage ratio	2.13	1.73	2.09	1.18	2.48	1.95

(1)	Included $136 million of loans in good standing, with a total weighted-average loan-to-value of 144%, where borrowers continued to make timely payments.

The following tables set forth the loan-to-value of commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	0% - 50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100% (1)	Total
Property type:
Retail	$548	$280	$874	$162	$31	$1,895
Industrial	462	242	671	188	40	1,603
Office	323	237	688	288	44	1,580
Apartments	167	140	201	29	15	552
Mixed use/other	68	24	103	81	6	282

Total	$1,568	$923	$2,537	$748	$136	$5,912

% of total	27%	16%	42%	13%	2%	100%

Weighted-average debt service coverage ratio	2.13	1.73	2.09	1.18	2.48	1.95

(1)	Included $136 million of loans in good standing, with a total weighted-average loan-to-value of 144%, where borrowers continued to make timely payments.

	2011
(Amounts in millions)	0% - 50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100% (1)	Total
Property type:
Retail	$453	$247	$900	$268	$30	$1,898
Industrial	445	332	642	261	27	1,707
Office	364	281	546	283	116	1,590
Apartments	164	110	321	31	15	641
Mixed use/other	81	47	89	15	72	304

Total	$1,507	$1,017	$2,498	$858	$260	$6,140

% of total	25%	17%	40%	14%	4%	100%

Weighted-average debt service coverage ratio	2.28	1.89	2.16	1.19	2.26	2.01

(1)	Included $260 million of loans in good standing, with a total weighted-average loan-to-value of 117%, where borrowers continued to make timely payments.

Debt Service Coverage Ratio for Fixed Rate Commercial Mortgage Loans by Property Type

The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$100	$290	$401	$673	$385	$1,849
Office	147	167	280	625	292	1,511
Industrial	172	145	279	649	334	1,579
Apartments	8	48	99	242	145	542
Mixed use/other	27	25	52	90	36	230

Total recorded investment	$454	$675	$1,111	$2,279	$1,192	$5,711

% of total	8%	12%	19%	40%	21%	100%

Weighted-average loan-to-value	79%	70%	66%	62%	45%	61%

	December 31, 2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$87	$295	$391	$634	$384	$1,791
Office	148	174	312	559	303	1,496
Industrial	164	148	311	629	345	1,597
Apartments	9	62	90	279	112	552
Mixed use/other	32	21	49	64	50	216

Total recorded investment	$440	$700	$1,153	$2,165	$1,194	$5,652

% of total	8%	12%	20%	39%	21%	100%

Weighted-average loan-to-value	81%	71%	66%	61%	45%	61%

The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$87	$295	$391	$634	$384	$1,791
Industrial	164	148	311	629	345	1,597
Office	148	174	312	559	303	1,496
Apartments	9	62	90	279	112	552
Mixed use/other	32	21	49	64	50	216

Total	$440	$700	$1,153	$2,165	$1,194	$5,652

% of total	8%	12%	20%	39%	21%	100%

Weighted-average loan-to-value	81%	71%	66%	61%	45%	61%

	2011
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$91	$322	$445	$595	$340	$1,793
Industrial	197	238	278	652	334	1,699
Office	188	130	341	395	452	1,506
Apartments	15	80	76	295	174	640
Mixed use/other	22	23	53	61	59	218

Total	$513	$793	$1,193	$1,998	$1,359	$5,856

% of total	9%	14%	20%	34%	23%	100%

Weighted-average loan-to-value	86%	72%	68%	59%	50%	63%

Debt Service Coverage Ratio for Floating Rate Commercial Mortgage Loans by Property Type

The following tables set forth the debt service coverage ratio for floating rate commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$—	$—	$—	$1	$103	$104
Office	—	—	8	—	76	84
Industrial	—	—	—	—	5	5
Apartments	—	—	—	—	—	—
Mixed use/other	—	—	—	—	—	—

Total recorded investment	$—	$—	$8	$1	$184	$193

% of total	—%	—%	4%	1%	95%	100%

Weighted-average loan-to-value	—%	—%	81%	5%	64%	65%

	December 31, 2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$—	$—	$1	$—	$103	$104
Office	—	—	8	—	76	84
Industrial	—	—	—	—	6	6
Apartments	—	—	—	—	—	—
Mixed use/other	—	—	—	—	66	66

Total recorded investment	$—	$—	$9	$—	$251	$260

% of total	—%	—%	3%	—%	97%	100%

Weighted-average loan-to-value	—%	—%	55%	—%	79%	78%

The following tables set forth the debt service coverage ratio for floating rate commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$—	$—	$1	$—	$103	$104
Industrial	—	—	—	—	6	6
Office	—	—	8	—	76	84
Apartments	—	—	—	—	—	—
Mixed use/other	—	—	—	—	66	66

Total	$—	$—	$9	$—	$251	$260

% of total	—%	—%	3%	—%	97%	100%

Weighted-average loan-to-value	—%	—%	55%	—%	79%	78%

	2011
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$—	$—	$1	$—	$104	$105
Industrial	—	—	—	5	3	8
Office	—	—	8	—	76	84
Apartments	—	—	—	—	1	1
Mixed use/other	—	—	—	—	86	86

Total	$—	$—	$9	$5	$270	$284

% of total	—%	—%	3%	2%	95%	100%

Weighted-average loan-to-value	—%	—%	54%	44%	74%	72%

Restricted Commercial Mortgage Loans by Property Type

The following tables set forth additional information regarding our restricted commercial mortgage loans related to securitization entities as of the dates indicated:

	March 31, 2013		December 31, 2012
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Property type:
Retail	$131	40%	$140	42%
Industrial	77	24	81	24
Office	61	19	63	18
Apartments	53	16	53	15
Mixed use/other	3	1	5	1

Subtotal	325	100%	342	100%

Allowance for losses	(1)		(1)

Total	$324		$341

The following tables set forth additional information regarding our restricted commercial mortgage loans related to securitization entities as of December 31:

	2012		2011
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Property type:
Retail	$140	42%	$161	38%
Industrial	81	24	99	24
Office	63	18	86	21
Apartments	53	15	60	15
Mixed use/other	5	1	7	2

Subtotal	342	100%	413	100%

Allowance for losses	(1)		(2)

Total	$341		$411

Restricted Commercial Mortgage Loans by Geographic Region

	March 31, 2013		December 31, 2012
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Geographic region:
South Atlantic	$120	37%	$126	37%
Pacific	57	18	60	18
Middle Atlantic	53	16	55	16
East North Central	29	9	31	9
Mountain	21	6	21	6
West North Central	19	6	22	6
East South Central	14	4	16	5
West South Central	11	3	11	3
New England	1	1	—	—

Subtotal	325	100%	342	100%

Allowance for losses	(1)		(1)

Total	$324		$341

	2012		2011
(Amounts in millions)	Carrying value	% of total	Carrying value	% of total
Geographic region:
South Atlantic	$126	37%	$146	35%
Pacific	60	18	74	18
Middle Atlantic	55	16	65	16
East North Central	31	9	42	10
West North Central	22	6	28	7
Mountain	21	6	28	7
East South Central	16	5	17	4
West South Central	11	3	12	3
New England	—	—	1	—

Subtotal	342	100%	413	100%

Allowance for losses	(1)		(2)

Total	$341		$411

Average Loan-to-Value of Restricted Commercial Mortgage Loans by Property Type

The following tables set forth the loan-to-value of restricted commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	0% -50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100%	Total
Property type:
Retail	$118	$4	$6	$—	$3	$131
Industrial	73	—	4	—	—	77
Office	52	3	—	6	—	61
Apartments	28	4	21	—	—	53
Mixed use/other	3	—	—	—	—	3

Total recorded investment	$274	$11	$31	$6	$3	$325

% of total	84%	3%	10%	2%	1%	100%

Weighted-average debt service coverage ratio	1.73	1.31	1.20	0.93	0.44	1.64

	December 31, 2012
(Amounts in millions)	0% -50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100%	Total
Property type:
Retail	$126	$4	$7	$—	$3	$140
Industrial	77	—	3	1	—	81
Office	54	3	—	6	—	63
Apartments	28	4	21	—	—	53
Mixed use/other	5	—	—	—	—	5

Total recorded investment	$290	$11	$31	$7	$3	$342

% of total	85%	3%	9%	2%	1%	100%

Weighted-average debt service coverage ratio	1.78	1.38	1.14	0.86	0.54	1.68

The following tables set forth the loan-to-value of restricted commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	0% - 50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100%	Total
Property type:
Retail	$126	$4	$7	$—	$3	$140
Industrial	77	—	3	1	—	81
Office	54	3	—	6	—	63
Apartments	28	4	21	—	—	53
Mixed use/other	5	—	—	—	—	5

Total recorded investments	$290	$11	$31	$7	$3	$342

% of total	85%	3%	9%	2%	1%	100%

Weighted-average debt service coverage ratio	1.78	1.38	1.14	0.86	0.54	1.68

	2011
(Amounts in millions)	0% - 50%	51% - 60%	61% - 75%	76% - 100%	Greater than 100%	Total
Property type:
Retail	$147	$9	$2	$—	$3	$161
Industrial	87	5	—	5	2	99
Office	63	9	6	6	2	86
Apartments	34	3	—	23	—	60
Mixed use/other	7	—	—	—	—	7

Total recorded investments	$338	$26	$8	$34	$7	$413

% of total	82%	6%	2%	8%	2%	100%

Weighted-average debt service coverage ratio	1.78	1.16	2.07	0.88	0.49	1.65

Debt Service Coverage Ratio for Fixed Rate Restricted Commercial Mortgage Loans by Property Type

The following tables set forth the debt service coverage ratio for fixed rate restricted commercial mortgage loans by property type as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$5	$16	$32	$35	$43	$131
Industrial	6	7	16	29	19	77
Office	4	22	10	20	5	61
Apartments	—	15	13	14	11	53
Mixed use/other	—	—	—	—	3	3

Total recorded investment	$15	$60	$71	$98	$81	$325

% of total	5%	18%	22%	30%	25%	100%

Weighted-average loan-to-value	53%	48%	38%	32%	28%	36%

	December 31, 2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$5	$16	$34	$36	$49	$140
Industrial	9	4	14	37	17	81
Office	4	22	14	12	11	63
Apartments	—	20	11	21	1	53
Mixed use/other	—	—	—	2	3	5

Total recorded investment	$18	$62	$73	$108	$81	$342

% of total	5%	18%	21%	32%	24%	100%

Weighted-average loan-to-value	51%	53%	37%	31%	29%	37%

The following tables set forth the debt service coverage ratio for fixed rate restricted commercial mortgage loans by property type as of December 31:

	2012
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$5	$16	$34	$36	$49	$140
Industrial	9	4	14	37	17	81
Office	4	22	14	12	11	63
Apartments	—	20	11	21	1	53
Mixed use/other	—	—	—	2	3	5

Total recorded investments	$18	$62	$73	$108	$81	$342

% of total	5%	18%	21%	32%	24%	100%

Weighted-average loan-to-value	51%	53%	37%	31%	29%	37%

	2011
(Amounts in millions)	Less than 1.00	1.00 - 1.25	1.26 - 1.50	1.51 - 2.00	Greater than 2.00	Total
Property type:
Retail	$5	$17	$49	$62	$28	$161
Industrial	15	10	21	23	30	99
Office	12	23	4	37	10	86
Apartments	12	14	7	22	5	60
Mixed use/other	—	—	—	2	5	7

Total recorded investments	$44	$64	$81	$146	$78	$413

% of total	10%	16%	20%	35%	19%	100%

Weighted-average loan-to-value	73%	48%	39%	36%	28%	41%

Derivative Instruments (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Schedule Of Positions in Derivative Instruments

The following table sets forth our positions in derivative instruments as of the dates indicated:

	Derivative assets			Derivative liabilities
		Fair value			Fair value
(Amounts in millions)	Balance sheet classification	March 31, 2013	December 31, 2012	Balance sheet classification	March 31, 2013	December 31, 2012
Derivatives designated as hedges
Cash flow hedges:
Interest rate swaps	Other invested assets	$315	$414	Other liabilities	$50	$27
Inflation indexed swaps	Other invested assets	—	—	Other liabilities	95	105
Foreign currency swaps	Other invested assets	9	3	Other liabilities	8	1
Forward bond purchase commitments	Other invested assets	39	53	Other liabilities	—	—

Total cash flow hedges		363	470		153	133

Fair value hedges:
Interest rate swaps	Other invested assets	4	12	Other liabilities	—	—
Foreign currency swaps	Other invested assets	—	31	Other liabilities	—	—

Total fair value hedges		4	43		—	—

Total derivatives designated as hedges		367	513		153	133

Derivatives not designated as hedges
Interest rate swaps	Other invested assets	545	603	Other liabilities	222	280
Interest rate swaps related to securitization entities	Restricted other invested assets	—	—	Other liabilities	23	27
Credit default swaps	Other invested assets	7	8	Other liabilities	1	1
Credit default swaps related to securitization entities	Restricted other invested assets	—	—	Other liabilities	97	104
Equity index options	Other invested assets	17	25	Other liabilities	1	—
Financial futures	Other invested assets	—	—	Other liabilities	—	—
Equity return swaps	Other invested assets	1	—	Other liabilities	—	8
GMWB embedded derivatives	Reinsurance recoverable (1)	6	10	Policyholder account balances (2)	272	350
Fixed index annuity embedded derivatives	Other assets (3)	—	—	Policyholder account balances (3)	34	27

Total derivatives not designated as hedges		576	646		650	797

Total derivatives		$943	$1,159		$803	$930

(1)	Represents embedded derivatives associated with the reinsured portion of our guaranteed minimum withdrawal benefits (“GMWB”) liabilities.
(2)	Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(3)	Represents the embedded derivatives associated with our fixed index annuity liabilities.

The following table sets forth our positions in derivative instruments as of December 31:

	Derivative assets			Derivative liabilities
(Amounts in millions)	Balance sheet classification	Fair value		Balance sheet classification	Fair value
		2012	2011		2012	2011
Derivatives designated as hedges
Cash flow hedges:
Interest rate swaps	Other invested assets	$414	$602	Other liabilities	$27	$1
Inflation indexed swaps	Other invested assets	—	—	Other liabilities	105	43
Foreign currency swaps	Other invested assets	3	—	Other liabilities	1	—
Forward bond purchase commitments	Other invested assets	53	47	Other liabilities	—	—

Total cash flow hedges		470	649		133	44

Fair value hedges:
Interest rate swaps	Other invested assets	12	43	Other liabilities	—	1
Foreign currency swaps	Other invested assets	31	32	Other liabilities	—	—

Total fair value hedges		43	75		—	1

Total derivatives designated as hedges		513	724		133	45

Derivatives not designated as hedges
Interest rate swaps	Other invested assets	603	705	Other liabilities	280	374
Interest rate swaps related to securitization entities (1)	Restricted other invested assets	—	—	Other liabilities	27	28
Credit default swaps	Other invested assets	8	1	Other liabilities	1	59
Credit default swaps related to securitization entities (1)	Restricted other invested assets	—	—	Other liabilities	104	177
Equity index options	Other invested assets	25	39	Other liabilities	—	—
Financial futures	Other invested assets	—	—	Other liabilities	—	—
Equity return swaps	Other invested assets	—	7	Other liabilities	8	4
Other foreign currency contracts	Other invested assets	—	9	Other liabilities	—	11
Reinsurance embedded derivatives (2)	Other assets	—	29	Other liabilities	—	—
GMWB embedded derivatives	Reinsurance recoverable(3)	10	16	Policyholder account balances (4)	350	492
Fixed index annuity embedded derivatives	Other assets (5)	—	—	Policyholder account balances (5)	27	4

Total derivatives not designated as hedges		646	806		797	1,149

Total derivatives		$1,159	$1,530		$930	$1,194

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)	Represents embedded derivatives associated with certain reinsurance agreements.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(4)	Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(5)	Represents the embedded derivatives associated with our fixed index annuity liabilities.

Activity Associated with Derivative Instruments

The following tables represent activity associated with derivative instruments as of the dates indicated:

(Notional in millions)	Measurement	December 31, 2012	Additions	Maturities/ terminations	March 31, 2013
Derivatives designated as hedges
Cash flow hedges:
Interest rate swaps	Notional	$10,146	$6,949	$(4,807)	$12,288
Inflation indexed swaps	Notional	554	—	(1)	553
Foreign currency swaps	Notional	183	102	—	285
Forward bond purchase commitments	Notional	456	—	—	456

Total cash flow hedges		11,339	7,051	(4,808)	13,582

Fair value hedges:
Interest rate swaps	Notional	723	—	—	723
Foreign currency swaps	Notional	85	—	(85)	—

Total fair value hedges		808	—	(85)	723

Total derivatives designated as hedges		12,147	7,051	(4,893)	14,305

Derivatives not designated as hedges
Interest rate swaps	Notional	6,331	252	(969)	5,614
Interest rate swaps related to securitization entities	Notional	104	—	—	104
Credit default swaps	Notional	932	68	(227)	773
Credit default swaps related to securitization entities	Notional	312	—	—	312
Equity index options	Notional	936	151	(104)	983
Financial futures	Notional	1,692	1,427	(1,692)	1,427
Equity return swaps	Notional	186	20	—	206
Other foreign currency contracts	Notional	—	14	—	14

Total derivatives not designated as hedges		10,493	1,932	(2,992)	9,433

Total derivatives		$22,640	$8,983	$(7,885)	$23,738

(Number of policies)	Measurement	December 31, 2012	Additions	Maturities/ terminations	March 31, 2013
Derivatives not designated as hedges
GMWB embedded derivatives	Policies	45,027	—	(732)	44,295
Fixed index annuity embedded derivatives	Policies	2,013	392	(18)	2,387

The following tables represent activity associated with derivative instruments as of the dates indicated:

(Notional in millions)	Measurement	December 31, 2011	Additions	Maturities/ terminations	December 31, 2012
Derivatives designated as hedges
Cash flow hedges:
Interest rate swaps	Notional	$12,399	$—	$(2,253)	$10,146
Inflation indexed swaps	Notional	544	10	—	554
Foreign currency swaps	Notional	—	259	(76)	183
Forward bond purchase commitments	Notional	504	—	(48)	456

Total cash flow hedges		13,447	269	(2,377)	11,339

Fair value hedges:
Interest rate swaps	Notional	1,039	—	(316)	723
Foreign currency swaps	Notional	85	—	—	85

Total fair value hedges		1,124	—	(316)	808

Total derivatives designated as hedges		14,571	269	(2,693)	12,147

Derivatives not designated as hedges
Interest rate swaps	Notional	7,200	2,773	(3,642)	6,331
Interest rate swaps related to securitization entities (1)	Notional	117	—	(13)	104
Credit default swaps	Notional	1,110	100	(278)	932
Credit default swaps related to securitization entities (1)	Notional	314	—	(2)	312
Equity index options	Notional	522	1,652	(1,238)	936
Financial futures	Notional	2,924	5,746	(6,978)	1,692
Equity return swaps	Notional	326	202	(342)	186
Other foreign currency contracts	Notional	779	358	(1,137)	—
Reinsurance embedded derivatives	Notional	228	53	(281)	—

Total derivatives not designated as hedges		13,520	10,884	(13,911)	10,493

Total derivatives		$28,091	$11,153	$(16,604)	$22,640

(1)	See note 18 for additional information related to consolidated securitization entities.

(Number of policies)	Measurement	December 31, 2011	Additions	Maturities/ terminations	December 31, 2012
Derivatives not designated as hedges
GMWB embedded derivatives	Policies	47,714	—	(2,687)	45,027
Fixed index annuity embedded derivatives	Policies	433	1,610	(30)	2,013

Schedule of Pre-Tax Income (Loss) Effects of Cash Flow Hedges

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the three months ended March 31, 2013:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income from OCI	Classification of gain (loss) reclassified into net income	Gain (loss) recognized in net income (1)	Classification of gain (loss) recognized in net income
Interest rate swaps hedging assets	$(153)	$9	Net investment income	$(3)	Net investment gains (losses)
Interest rate swaps hedging liabilities	—	1	Interest expense	—	Net investment gains (losses)
Forward bond purchase commitments	(14)	—	Net investment income	—	Net investment gains (losses)
Inflation indexed swaps	9	3	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	1	—	Interest expense	—	Net investment gains (losses)

Total	$(157)	$13		$(3)

(1)	Represents ineffective portion of cash flow hedges as there were no amounts excluded from the measurement of effectiveness.

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the three months ended March 31, 2012:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income from OCI	Classification of gain (loss) reclassified into net income	Gain (loss) recognized in net income (1)	Classification of gain (loss) recognized in net income
Interest rate swaps hedging assets	$(421)	$9	Net investment income	$(16)	Net investment gains (losses)
Interest rate swaps hedging assets	—	1	Net investment gains (losses)	—	Net investment gains (losses)
Inflation indexed swaps	(31)	—	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	1	—	Interest expense	—	Net investment gains (losses)
Forward bond purchase commitments	(48)	—	Net investment income	—	Net investment gains (losses)

Total	$(499)	$10		$(16)

(1)	Represents ineffective portion of cash flow hedges as there were no amounts excluded from the measurement of effectiveness.

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2012:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income (loss) from OCI	Classification of gain (loss) reclassified into net income (loss)	Gain (loss) recognized in net income (loss) (1)	Classification of gain (loss) recognized in net income (loss)
Interest rate swaps hedging assets	$(74)	$40	Net investment income	$(12)	Net investment gains (losses)
Interest rate swaps hedging assets	—	2	Net investment gains (losses)	—	Net investment gains (losses)
Interest rate swaps hedging liabilities	—	2	Interest expense	—	Net investment gains (losses)
Forward bond purchase commitments	14	—	Net investment income	—	Net investment gains (losses)
Inflation indexed swaps	(58)	(9)	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	3	—	Interest expense	—	Net investment gains (losses)

Total	$(115)	$35		$(12)

(1)	Represents ineffective portion of cash flow hedges as there were no amounts excluded from the measurement of effectiveness.

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2011:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income (loss) from OCI	Classification of gain (loss) reclassified into net income (loss)	Gain (loss) recognized in net income (loss) (1)	Classification of gain (loss) recognized in net income (loss)
Interest rate swaps hedging assets	$1,642	$27	Net investment income	$49	Net investment gains (losses)
Interest rate swaps hedging assets	—	2	Net investment gains (losses)	—	Net investment gains (losses)
Interest rate swaps hedging liabilities	—	2	Interest expense	—	Net investment gains (losses)
Forward bond purchase commitments	47	—	Net investment income	—	Net investment gains (losses)
Inflation indexed swaps	(10)	(25)	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	4	(5)	Interest expense	—	Net investment gains (losses)

Total	$1,683	$1		$49

(1)	Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2010:

(Amounts in millions)	Gain (loss) recognized in OCI	Gain (loss) reclassified into net income (loss) from OCI (1)	Classification of gain (loss) reclassified into net income (loss)	Gain (loss) recognized in net income (loss) (2)	Classification of gain (loss) recognized in net income (loss)
Interest rate swaps hedging assets	$206	$15	Net investment income	$3	Net investment gains (losses)
Interest rate swaps hedging assets	—	2	Net investment gains (losses)	—	Net investment gains (losses)
Interest rate swaps hedging liabilities	(3)	2	Interest expense	—	Net investment gains (losses)
Inflation indexed swaps	(12)	—	Net investment income	—	Net investment gains (losses)
Foreign currency swaps	13	(6)	Interest expense	—	Net investment gains (losses)

Total	$204	$13		$3

(1)

Amounts included $2 million of gains reclassified into net income (loss) for cash flow hedges that were terminated or de-designated where the effective portion is reclassified into net income (loss) when the underlying hedge item affects net income (loss).

(2)	Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

Reconciliation of Current Period Changes, Net of Applicable Income Taxes, for Derivatives Qualifying as Hedges

The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholders’ equity labeled “derivatives qualifying as hedges,” for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Derivatives qualifying as effective accounting hedges as of January 1	$1,909	$2,009
Current period increases (decreases) in fair value, net of deferred taxes of $55 and $177	(102)	(322)
Reclassification to net (income), net of deferred taxes of $5 and $3	(8)	(7)

Derivatives qualifying as effective accounting hedges as of March 31	$1,799	$1,680

The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholders’ equity labeled “derivatives qualifying as hedges,” for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Derivatives qualifying as effective accounting hedges as of January 1	$2,009	$924	$802
Current period increases (decreases) in fair value, net of deferred taxes of $38, $(597) and $(73)	(77)	1,086	131
Reclassification to net (income) loss, net of deferred taxes of $12, $—and $4	(23)	(1)	(9)

Derivatives qualifying as effective accounting hedges as of December 31	$1,909	$2,009	$924

Schedule of Pre-Tax Income (Loss) Effects of Fair Value Hedges and Related Hedged Items

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the three months ended March 31, 2013:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income	Classification of gain (losses) recognized in net income	Other impacts to net income	Classification of other impacts to net income	Gain (loss) recognized in net income	Classification of gain (losses) recognized in net income
Interest rate swaps hedging liabilities	$(8)	Net investment gains (losses)	$8	Interest credited	$8	Net investment gains (losses)
Foreign currency swaps	(31)	Net investment gains (losses)	—	Interest credited	31	Net investment gains (losses)

Total	$(39)		$8		$39

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the three months ended March 31, 2012:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income	Classification of gain (losses) recognized in net income	Other impacts to net income	Classification of other impacts to net income	Gain (loss) recognized in net income	Classification of gain (losses) recognized in net income
Interest rate swaps hedging assets	$—	Net investment gains (losses)	$(1)	Net investment income	$—	Net investment gains (losses)
Interest rate swaps hedging liabilities	(9)	Net investment gains (losses)	11	Interest credited	9	Net investment gains (losses)
Foreign currency swaps	3	Net investment gains (losses)	1	Interest credited	(4)	Net investment gains (losses)

Total	$(6)		$11		$5

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2012:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)	Other impacts to net income (loss)	Classification of other impacts to net income (loss)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)
Interest rate swaps hedging assets	$1	Net investment gains (losses)	$(4)	Net investment income	$(1)	Net investment gains (losses)
Interest rate swaps hedging liabilities	(30)	Net investment gains (losses)	38	Interest credited	30	Net investment gains (losses)
Foreign currency swaps	(1)	Net investment gains (losses)	2	Interest credited	—	Net investment gains (losses)

Total	$(30)		$36		$29

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2011:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)	Other impacts to net income (loss)	Classification of other impacts to net income (loss)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)
Interest rate swaps hedging assets	$3	Net investment gains (losses)	$(9)	Net investment income	$(3)	Net investment gains (losses)
Interest rate swaps hedging liabilities	(52)	Net investment gains (losses)	66	Interest credited	52	Net investment gains (losses)
Foreign currency swaps	(3)	Net investment gains (losses)	3	Interest credited	3	Net investment gains (losses)

Total	$(52)		$60		$52

The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2010:

	Derivative instrument				Hedged item
(Amounts in millions)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)	Other impacts to net income (loss)	Classification of other impacts to net income (loss)	Gain (loss) recognized in net income (loss)	Classification of gain (losses) recognized in net income (loss)
Interest rate swaps hedging assets	$3	Net investment gains (losses)	$(12)	Net investment income	$(3)	Net investment gains (losses)
Interest rate swaps hedging liabilities	(32)	Net investment gains (losses)	96	Interest credited	32	Net investment gains (losses)
Foreign currency swaps	12	Net investment gains (losses)	3	Interest credited	(12)	Net investment gains (losses)

Total	$(17)		$87		$17

Schedule of Pre-Tax Gain (Loss) Recognized in Net Income (Loss) for Effects of Derivatives Not Designated as Hedges

The following table provides the pre-tax gain (loss) recognized in net income for the effects of derivatives not designated as hedges for the periods indicated:

	Three months ended March 31,		Classification of gain (loss) recognized in net income
(Amounts in millions)	2013	2012
Interest rate swaps	$1	$1	Net investment gains (losses)
Interest rate swaps related to securitization entities	2	2	Net investment gains (losses)
Credit default swaps	4	41	Net investment gains (losses)
Credit default swaps related to securitization entities	8	31	Net investment gains (losses)
Equity index options	(16)	(35)	Net investment gains (losses)
Financial futures	(97)	(112)	Net investment gains (losses)
Equity return swaps	(10)	(25)	Net investment gains (losses)
Other foreign currency contracts	—	(17)	Net investment gains (losses)
Reinsurance embedded derivatives	—	(12)	Net investment gains (losses)
GMWB embedded derivatives	82	203	Net investment gains (losses)
Fixed index annuity embedded derivatives	(3)	(2)	Net investment gains (losses)

Total derivatives not designated as hedges	$(29)	$75

The following table provides the pre-tax gain (loss) recognized in net income (loss) for the effects of derivatives not designated as hedges for the years ended December 31:

(Amounts in millions)	2012	2011	2010	Classification of gain (loss) recognized in net income (loss)
Interest rate swaps	$21	$11	$105	Net investment gains (losses)
Interest rate swaps related to securitization entities (1)	(4)	(16)	(11)	Net investment gains (losses)
Interest rate swaptions	—	—	53	Net investment gains (losses)
Credit default swaps	57	(45)	7	Net investment gains (losses)
Credit default swaps related to securitization entities (1)	76	(46)	(9)	Net investment gains (losses)
Equity index options	(58)	8	(75)	Net investment gains (losses)
Financial futures	(121)	175	(109)	Net investment gains (losses)
Equity return swaps	(37)	3	(11)	Net investment gains (losses)
Other foreign currency contracts	(19)	(16)	(11)	Net investment gains (losses)
Reinsurance embedded derivatives	3	29	1	Net investment gains (losses)
GMWB embedded derivatives	170	(316)	87	Net investment gains (losses)
Fixed index annuity embedded derivatives	(1)	1	(2)	Net investment gains (losses)

Total derivatives not designated as hedges	$87	$(212)	$25

(1)	See note 18 for additional information related to consolidated securitization entities.

Derivative Assets and Liabilities Subject to Master Netting Arrangement

The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	March 31, 2013
				Gross amounts not offset in the balance sheet
(Amounts in millions)	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments	Collateral pledged/ received	Over collateralization	Net amount
Assets Derivatives (1)	$1,001	$—	$1,001	$(340)	$(615)	$9	$55
Liabilities Derivatives (2)	404	—	404	(340)	(79)	19	4

Net derivatives	$597	$—	$597	$—	$(536)	$(10)	$51

(1)	Included $64 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
(2)	Included $27 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

	December 31, 2012
				Gross amounts not offset in the balance sheet
(Amounts in millions)	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments	Collateral pledged/ received	Over collateralization	Net amount
Assets Derivatives (1)	$1,196	$—	$1,196	$(368)	$(840)	$84	$72
Liabilities Derivatives (2)	432	—	432	(368)	(61)	9	12

Net derivatives	$764	$—	$764	$—	$(779)	$75	$60

(1)	Included $47 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
(2)	Included $10 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	December 31, 2012
				Gross amounts not offset in the balance sheet
(Amounts in millions)	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments	Collateral pledged/ received	Over collateralization	Net amount
Assets Derivatives (1)	$1,196	$—	$1,196	$(368)	$(840)	$84	$72
Liabilities Derivatives (2)	432	—	432	(368)	(61)	9	12

Net derivatives	$764	$—	$764	$—	$(779)	$75	$60

(1)	Included $47 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
(2)	Included $10 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

	December 31, 2011
				Gross amounts not offset in the balance sheet
(Amounts in millions)	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments	Collateral pledged/ received	Over collateralization	Net amount
Assets Derivatives (1)	$1,530	$—	$1,530	$(478)	$(1,023)	$39	$68
Liabilities Derivatives (2)	504	—	504	(478)	(28)	12	10

Net derivatives	$1,026	$—	$1,026	$—	$(995)	$27	$58

(1)	Included $45 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
(2)	Included $11 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

Schedule of Credit Default Swaps Where We Sell Protection on Single Name Reference Entities and Fair Values

The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of the dates indicated:

	March 31, 2013			December 31, 2012
(Amounts in millions)	Notional value	Assets	Liabilities	Notional value	Assets	Liabilities
Reference entity credit rating and maturity:
AAA
Matures in less than one year	$—	$—	$—	$5	$—	$—
AA
Matures in less than one year	—	—	—	6	—	—
Matures after one year through five years	5	—	—	—	—	—
Matures after five years through ten years	—	—	—	5	—	—
A
Matures in less than one year	10	—	—	37	—	—
Matures after five years through ten years	10	—	—	10	1	—
BBB
Matures in less than one year	6	—	—	68	—	—
Matures after one year through five years	14	—	—	—	—	—
Matures after five years through ten years	10	—	—	24	—	—

Total credit default swaps on single name reference entities	$55	$—	$—	$155	$1	$—

The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

	2012			2011
(Amounts in millions)	Notional value	Assets	Liabilities	Notional value	Assets	Liabilities
Reference entity credit rating and maturity:
AAA
Matures in less than one year	$5	$—	$—	$—	$—	$—
Matures after one year through five years	—	—	—	5	—	—
AA
Matures in less than one year	6	—	—	—	—	—
Matures after one year through five years	—	—	—	6	—	—
Matures after five years through ten years	5	—	—	5	—	—
A
Matures in less than one year	37	—	—	—	—	—
Matures after one year through five years	—	—	—	37	—	—
Matures after five years through ten years	10	1	—	10	—	1
BBB
Matures in less than one year	68	—	—	—	—	—
Matures after one year through five years	—	—	—	68	1	—
Matures after five years through ten years	24	—	—	24	—	1

Total credit default swaps on single name reference entities	$155	$1	$—	$155	$1	$2

Schedule of Credit Default Swaps Where We Sell Protection on Credit Default Swap Index Tranches and Fair Values

The following table sets forth our credit default swaps where we sell protection on credit default swap index tranches and the fair values as of the dates indicated:

	March 31, 2013			December 31, 2012
(Amounts in millions)	Notional value	Assets	Liabilities	Notional value	Assets	Liabilities
Original index tranche attachment/detachment point and maturity:
7% - 15% matures after one year through five years (1)	$100	$1	$—	$100	$—	$1
9% - 12% matures in less than one year (2)	50	—	—	50	—	—
9% - 12% matures after one year through five years (2)	250	2	—	250	2	—
10% - 15% matures after one year through five years (3)	250	4	—	250	4	—
15% - 30% matures after five years through ten years (4)	—	—	—	127	1	—

Total credit default swap index tranches	650	7	—	777	7	1

Customized credit default swap index tranches related to securitization entities:
Portion backing third-party borrowings maturing 2017 (5)	12	—	4	12	—	5
Portion backing our interest maturing 2017 (6)	300	—	93	300	—	99

Total customized credit default swap index tranches related to securitization entities	312	—	97	312	—	104

Total credit default swaps on index tranches	$962	$7	$97	$1,089	$7	$105

(1)	The current attachment/detachment as of March 31, 2013 and December 31, 2012 was 7% – 15%.
(2)	The current attachment/detachment as of March 31, 2013 and December 31, 2012 was 9% – 12%.
(3)	The current attachment/detachment as of March 31, 2013 and December 31, 2012 was 10% – 15%.
(4)	The current attachment/detachment as of December 31, 2012 was 14.8% – 30.3%.
(5)	Original notional value was $39 million.
(6)	Original notional value was $300 million.

The following table sets forth our credit default swaps where we sell protection on credit default swap index tranches and the fair values as of December 31:

	2012			2011
(Amounts in millions)	Notional value	Assets	Liabilities	Notional value	Assets	Liabilities
Original index tranche attachment/detachment point and maturity:
7%—15% matures after one year through five years (1)	$100	$—	$1	$—	$—	$—
9%—12% matures in less than one year (2)	50	—	—	—	—	—
9%—12% matures after one year through five years (2)	250	2	—	300	—	27
10%—15% matures after one year through five years (3)	250	4	—	250	—	—
12%—22% matures after five years through ten years (4)	—	—	—	248	—	28
15%—30% matures after five years through ten years (5)	127	1	—	127	—	2

Total credit default swap index tranches	777	7	1	925	—	57

Customized credit default swap index tranches related to securitization entities:
Portion backing third-party borrowings maturing 2017 (6)	12	—	5	14	—	7
Portion backing our interest maturing 2017 (7)	300	—	99	300	—	170

Total customized credit default swap index tranches related to securitization entities	312	—	104	314	—	177

Total credit default swaps on index tranches	$1,089	$7	$105	$1,239	$—	$234

(1)	The current attachment/detachment as of December 31, 2012 was 7%—15%.
(2)	The current attachment/detachment as of December 31, 2012 and 2011 was 9%—12%.
(3)	The current attachment/detachment as of December 31, 2012 and 2011 was 10%—15%.
(4)	The current attachment/detachment as of December 31, 2012 and 2011 was 12%—22%.
(5)	The current attachment/detachment as of December 31, 2012 and 2011 was 14.8%—30.3%.
(6)	Original notional value was $39 million.
(7)	Original notional value was $300 million.

Deferred Acquisition Costs (Tables)	12 Months Ended
Dec. 31, 2012
Activity Impacting Deferred Acquisition Costs

The following table presents the activity impacting DAC as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010 (2)
Unamortized balance as of January 1	$5,458	$5,359	$5,297
Impact of foreign currency translation	9	(8)	(16)
Costs deferred	611	637	587
Amortization, net of interest accretion	(618)	(460)	(510)
Cumulative effect of changes in accounting	—	—	1
Other(1)	—	(70)	—

Unamortized balance as of December 31	5,460	5,458	5,359
Accumulated effect of net unrealized investment (gains) losses	(424)	(265)	(164)

Balance as of December 31	$5,036	$5,193	$5,195

(1)	Relates to the sale of our Medicare supplement insurance business in 2011. See note 8 for additional information.
(2)	On July 1, 2010, we adopted a new accounting standard related to embedded credit derivatives. The adoption of this standard had a net unfavorable impact of $3 million on DAC.

Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Intangible Assets

The following table presents our intangible assets as of December 31:

(Amounts in millions)	2012		2011
	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
PVFP	$1,966	$(1,849)	$1,972	$(1,807)
Capitalized software	658	(479)	597	(418)
Deferred sales inducements to contractholders	137	(99)	151	(70)
Other	78	(46)	88	(45)

Total	$2,839	$(2,473)	$2,808	$(2,340)

Activity in Present Value of Future Profits

The following table presents the activity in PVFP as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Unamortized balance as of January 1	$339	$430	$487
Interest accreted at 5.66%, 5.73% and 5.68%	18	22	26
Amortization	(60)	(96)	(83)
Other(1)	—	(17)	—

Unamortized balance as of December 31	297	339	430
Accumulated effect of net unrealized investment (gains) losses	(180)	(174)	(88)

Balance as of December 31	$117	$165	$342

(1)	Relates to the sale of the Medicare supplement insurance business in 2011. See note 8 for additional information.

Percentage of Current PVFP Balance Estimated to be Amortized

The percentage of the December 31, 2012 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

2013	5.0%
2014	5.5%
2015	8.1%
2016	8.4%
2017	6.4%

Goodwill and Dispositions (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Goodwill Balance by Segment and Corporate and Other Activities

The following is a summary of our goodwill balance by segment and Corporate and Other activities as of the dates indicated:

(Amounts in millions)	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other	Total
Balance as of December 31, 2010:
Gross goodwill	$1,034	$19	$22	$93	$112	$29	$1,309
Accumulated impairment losses	(185)	—	(22)	—	(70)	—	(277)

Goodwill	849	19	—	93	42	29	1,032

Impairment losses	—	—	—	—	—	(29)	(29)
Dispositions (1)	—	—	—	—	(42)	—	(42)
Foreign exchange translation	—	—	—	(3)	—	—	(3)

Balance as of December 31, 2011:
Gross goodwill	1,034	19	22	90	70	29	1,264
Accumulated impairment losses	(185)	—	(22)	—	(70)	(29)	(306)

Goodwill	849	19	—	90	—	—	958

Impairment losses	—	—	—	(89)	—	—	(89)
Foreign exchange translation	—	—	—	(1)	—	—	(1)

Balance as of December 31, 2012:
Gross goodwill	1,034	19	22	89	70	29	1,263
Accumulated impairment losses	(185)	—	(22)	(89)	(70)	(29)	(395)

Goodwill	$849	$19	$—	$—	$—	$—	$868

(1)	Relates to the sale of our Medicare supplement insurance business in 2011.

Reinsurance (Tables)	12 Months Ended
Dec. 31, 2012
Net Domestic Life Insurance In-Force

The following table sets forth net domestic life insurance in-force as of December 31:

(Amounts in millions)	2012	2011	2010
Direct life insurance in-force	$730,016	$719,094	$693,459
Amounts assumed from other companies	1,148	1,239	1,323
Amounts ceded to other companies (1)	(331,909)	(240,019)	(224,013)

Net life insurance in-force	$399,255	$480,314	$470,769

Percentage of amount assumed to net	—%	—%	—%

(1)	Includes amounts accounted for under the deposit method.

Schedule of Effects of Reinsurance on Premiums Written and Earned

The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

	Written			Earned
(Amounts in millions)	2012	2011	2010	2012	2011	2010
Direct:
Life insurance	$1,284	$1,351	$1,471	$1,304	$1,370	$1,501
Accident and health insurance	2,853	2,893	2,819	2,840	2,912	2,928
Property and casualty insurance	95	121	129	84	111	121
Mortgage insurance	1,720	1,599	1,507	1,645	1,704	1,678

Total direct	5,952	5,964	5,926	5,873	6,097	6,228

Assumed:
Life insurance	9	12	10	7	11	15
Accident and health insurance	419	426	422	440	492	450
Property and casualty insurance	—	—	—	—	—	—
Mortgage insurance	27	23	44	42	44	49

Total assumed	455	461	476	489	547	514

Ceded:
Life insurance	(528)	(254)	(281)	(527)	(254)	(280)
Accident and health insurance	(690)	(549)	(470)	(672)	(564)	(468)
Property and casualty insurance	—	—	—	—	—	—
Mortgage insurance	(132)	(143)	(160)	(122)	(138)	(161)

Total ceded	(1,350)	(946)	(911)	(1,321)	(956)	(909)

Net premiums	$5,057	$5,479	$5,491	$5,041	$5,688	$5,833

Percentage of amount assumed to net				10%	10%	9%

Insurance Reserves (Tables)	12 Months Ended
Dec. 31, 2012
Recorded Liabilities and Major Assumptions Underlying Future Policy Benefits

The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

(Amounts in millions)	Mortality/ morbidity assumption		Interest rate assumption	2012	2011
Long-term care insurance contracts	(a	)	4.0%—7.5%	$16,111	$14,773
Structured settlements with life contingencies	(b	)	1.5%—8.0%	9,398	9,503
Annuity contracts with life contingencies	(b	)	1.5%—8.0%	4,977	4,907
Traditional life insurance contracts	(c	)	2.5%—7.5%	2,762	2,730
Supplementary contracts with life contingencies	(b	)	1.5%—8.0%	251	255
Accident and health insurance contracts	(d	)	3.5%—7.0%	6	7

Total future policy benefits				$33,505	$32,175

(a)	The 1983 Individual Annuitant Mortality Table or 2000 U.S. Annuity Table, or 1983 Group Annuitant Mortality Table and the 1985 National Nursing Home Study and company experience.
(b)	Assumptions for limited-payment contracts come from either the U.S. Population Table, 1983 Group Annuitant Mortality Table, 1983 Individual Annuitant Mortality Table or a-2000 Mortality Table.
(c)

Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Tables, 1980 Commissioner’s Extended Term table and (IA) Standard Table 1996 (modified).

(d)	The 1958 and 1980 Commissioner’s Standard Ordinary Tables, or 2000 U.S. Annuity Table, or 1983 Group Annuitant Mortality.

Recorded Liabilities for Policyholder Account Balances

The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

(Amounts in millions)	2012	2011
Annuity contracts	$13,323	$13,353
GICs, funding agreements and FABNs	2,152	2,623
Structured settlements without life contingencies	2,078	2,195
Supplementary contracts without life contingencies	691	671
Other	36	38

Total investment contracts	18,280	18,880
Universal life insurance contracts	7,982	7,465

Total policyholder account balances	$26,262	$26,345

Information about Variable Annuity Products with Death and Living Benefit Guarantees

The following table sets forth information about our variable annuity products with death and living benefit guarantees as of December 31:

(Dollar amounts in millions)	2012	2011
Account values with death benefit guarantees (net of reinsurance):
Standard death benefits (return of net deposits) account value	$3,059	$2,802
Net amount at risk	$17	$67
Average attained age of contractholders	71	70
Enhanced death benefits (ratchet, rollup) account value	$3,906	$4,038
Net amount at risk	$217	$428
Average attained age of contractholders	71	69
Account values with living benefit guarantees:
GMWBs	$4,020	$4,068
Guaranteed annuitization benefits	$1,470	$1,462

Account Balances of Variable Annuity Contract with Death or Living Benefit Guarantees Invested in Separate Account Investment Options

Account balances of variable annuity contracts with death or living benefit guarantees were invested in separate account investment options as follows as of December 31:

(Amounts in millions)	2012	2011
Balanced funds	$4,264	$4,193
Equity funds	1,497	1,118
Bond funds	1,069	1,631
Money market funds	175	140
Other	7	58

Total	$7,012	$7,140

Liability for Policy and Contract Claims (Tables)	12 Months Ended
Dec. 31, 2012
Changes in Liability for Policy and Contract Claims

The following table sets forth changes in the liability for policy and contract claims for the dates indicated:

(Amounts in millions)	2012 (1)	2011 (2)	2010 (3)
Beginning as of January 1	$7,620	$6,933	$6,567
Less reinsurance recoverables	(1,654)	(1,654)	(1,769)

Net balance as of January 1	5,966	5,279	4,798

Incurred related to insured events of:
Current year	3,405	3,562	3,436
Prior years	237	651	799

Total incurred	3,642	4,213	4,235

Paid related to insured events of:
Current year	(1,196)	(1,238)	(1,217)
Prior years	(2,790)	(2,379)	(2,669)

Total paid	(3,986)	(3,617)	(3,886)

Interest on liability for policy and contract claims	153	136	121
Foreign currency translation	12	(17)	11
Other (4)	—	(28)	—

Net balance as of December 31	5,787	5,966	5,279
Add reinsurance recoverables	1,722	1,654	1,654

Balance as of December 31	$7,509	$7,620	$6,933

(1)

Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2012 were reduced by loss mitigation activities of $73 million, including $70 million related to workouts, loan modifications and pre-sales, and $3 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $601 million for the year ended December 31, 2012, including $574 million related to workouts, loan modifications and pre-sales, and $27 million related to rescissions, net of reinstatements of $31 million.

(2)

Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million for the year ended December 31, 2011, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.

(3)

Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million for the year ended December 31, 2010, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.

(4)	The amounts relate to the sale of our Medicare supplement insurance business in 2011. See note 8 for additional information.

Borrowings and Other Financings (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Long Term Borrowings

The following table sets forth total long-term borrowings as of December 31:

(Amounts in millions)	2012	2011
5.65% Senior Notes, due 2012 (1)	$—	$222
5.75% Senior Notes, due 2014 (1)	500	600
4.59% Senior Notes, due 2015 (2)	151	147
4.95% Senior Notes, due 2015 (1)	350	350
8.625% Senior Notes, due 2016 (1)	300	300
6.52% Senior Notes, due 2018 (1)	600	600
5.68% Senior Notes, due 2020 (2)	276	270
7.70% Senior Notes, due 2020 (1)	400	400
7.20% Senior Notes, due 2021 (1)	399	399
7.625% Senior Notes, due 2021 (1)	760	400
Floating Rate Junior Notes, due 2021 (3)	145	143
6.50% Senior Notes, due 2034 (1)	297	297
6.15% Junior Notes, due 2066 (4)	598	598

Total	$4,776	$4,726

(1)

Senior notes issued by our wholly-owned subsidiary, Genworth Holdings, Inc. (“Genworth Holdings”). Genworth Holdings have the option to redeem all or a portion of the senior notes at any time with proper notice to the note holders at a price equal to the greater of 100% of principal or the sum of the present value of the remaining scheduled payments of principal and interest discounted at the then-current treasury rate plus an applicable spread.

(2)	Senior notes issued by our majority-owned subsidiary, Genworth MI Canada Inc. (“Genworth Canada”).
(3)	Subordinated floating rate notes issued by our indirect wholly-owned subsidiary, Genworth Financial Mortgage Insurance Pty Limited.
(4)	Subordinated notes issued by Genworth Holdings.

Schedule of Non-Recourse Funding Obligations of Special Purpose Consolidated Captive Insurance Subsidiaries

The following table sets forth the non-recourse funding obligations (surplus notes) of our wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

(Amounts in millions)
Issuance	2012	2011
River Lake Insurance Company (a), due 2033	$570	$570
River Lake Insurance Company (b), due 2033	489	500
River Lake Insurance Company II (a), due 2035	192	192
River Lake Insurance Company II (b), due 2035	500	520
River Lake Insurance Company III (a), due 2036	—	411
River Lake Insurance Company III (b), due 2036	—	240
River Lake Insurance Company IV Limited (b) , due 2028	—	508
Rivermont Insurance Company I (a), due 2050	315	315

Total	$2,066	$3,256

(a)	Accrual of interest based on one-month LIBOR that resets every 28 days plus a fixed margin.
(b)	Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

Principal Amounts of Long Term Debt Including Senior Notes and Non-Recourse Funding by Maturity

Principal amounts under our long-term borrowings (including senior notes) and non-recourse funding obligations by maturity were as follows as of December 31, 2012:

(Amounts in millions)	Amount
2013	$—
2014	500
2015	501
2016	300
2017 and thereafter (1)	5,538

Total	$6,839

(1)	Repayment of $2.1 billion of our non-recourse funding obligations requires regulatory approval.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Components of Income (Loss) before Income Taxes

Income (loss) from continuing operations before income taxes included the following components for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Domestic	$(73)	$(690)	$(915)
Foreign	679	820	772

Income (loss) from continuing operations before income taxes	$606	$130	$(143)

Components of Income Tax (Benefit) Expense

The total provision (benefit) for income taxes was as follows for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Current federal income taxes	$(68)	$(4)	$(122)
Deferred federal income taxes	36	(251)	(368)

Total federal income taxes	(32)	(255)	(490)

Current state income taxes	(16)	5	(11)
Deferred state income taxes	(9)	(8)	(2)

Total state income taxes	(25)	(3)	(13)

Current foreign income taxes	138	329	191
Deferred foreign income taxes	57	(82)	33

Total foreign income taxes	195	247	224

Total provision (benefit) for income taxes	$138	$(11)	$(279)

Reconciliation of Federal Statutory Tax Rate to Effective Income Tax Rate

The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

(Amounts in millions)	2012		2011		2010
Income (loss) from continuing operations before income taxes	$606		$130		$(143)

Statutory U.S. federal income tax rate	$212	35.0%	$46	35.0%	$(50)	35.0%
Increase (reduction) in rate resulting from:
State income tax, net of federal income tax effect	(16)	(2.7)	(1)	(1.1)	(7)	4.7
Benefit on tax favored investments	(9)	(1.4)	(26)	(20.3)	(32)	22.7
Effect of foreign operations	(66)	(10.9)	(48)	(36.7)	(88)	61.4
Interest on uncertain tax positions	(3)	(0.6)	—	(0.1)	(6)	4.5
Non-deductible expenses	3	0.5	(1)	(0.5)	3	(1.9)
Non-deductible goodwill related to sale of subsidiary	—	—	16	12.4	—	—
Non-deductible goodwill	19	3.1	—	—	—	—
Tax benefits related to separation from our former parent	—	—	—	—	(106)	74.5
Other, net	(2)	(0.2)	3	2.8	7	(5.8)

Effective rate	$138	22.8%	$(11)	(8.5)%	$(279)	195.1%

Components of Net Deferred Income Tax Liability

The components of the net deferred income tax liability were as follows as of December 31:

(Amounts in millions)	2012	2011
Assets:
Investments	$453	$584
Foreign tax credit carryforwards	243	120
Accrued commission and general expenses	252	230
Net operating loss carryforwards	1,732	1,758
Other	303	194

Gross deferred income tax assets	2,983	2,886
Valuation allowance	(268)	(234)

Total deferred income tax assets	2,715	2,652

Liabilities:
Net unrealized gains on investment securities	1,380	761
Net unrealized gains on derivatives	152	214
Insurance reserves	1,250	1,161
DAC	1,177	1,127
PVFP and other intangibles	43	23
Other	220	177

Total deferred income tax liabilities	4,222	3,463

Net deferred income tax liability	$1,507	$811

Reconciliation of Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

(Amounts in millions)	2012	2011	2010
Balance as of January 1	$226	$193	$285
Tax positions related to the current period:
Gross additions	14	19	23
Gross reductions	—	—	(14)
Tax positions related to the prior years:
Gross additions	—	28	69
Gross reductions	(131)	(14)	(159)
Settlements	(54)	—	(11)

Balance as of December 31	$55	$226	$193

Supplemental Cash Flow Information (Tables)	12 Months Ended
Dec. 31, 2012
Cash Flow Supplemental Table

The following table details non-cash items for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Supplemental schedule of non-cash investing and financing activities:
Change in collateral for securities lending transactions	$—	$(285)	$(41)

Total non-cash transactions	$—	$(285)	$(41)

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Stock Option Weighted-Average Grant-Date Fair Value Information and Related Valuation Assumptions, Excluding Exchanged Grants and Performance-Accelerated Options

The following table contains the stock option and SAR weighted-average grant date fair value information and related valuation assumptions, excluding exchanged grants and performance-accelerated options described further below, for the years ended December 31:

	Stock Options and SARs
	2012	2011	2010
Awards granted (in thousands)	5,085	2,730	3,240
Maximum share value at exercise of SARs	$75.00	$75.00	$—
Fair value per options and SARs	$2.34	$3.19	$10.48
Valuation assumptions:
Expected term (years)	6.0	6.0	6.0
Expected volatility	100.7%	95.3%	92.8%
Expected dividend yield	0.5%	0.5%	0.5%
Risk-free interest rate	1.1%	2.9%	2.9%

Rollforward of Share-Based Compensation Arrangement by Share-Based Payment Award, Options, Outstanding

The following table summarizes stock option activity as of December 31, 2012 and 2011:

(Shares in thousands)	Shares subject to option	Weighted- average exercise price
Balance as of January 1, 2011	9,654	$13.23
Granted	34	$13.08
Exercised	(404)	$3.82
Forfeited	(1,319)	$19.28
Expired	—	$—

Balance as of January 1, 2012	7,965	$12.70
Exercised	(311)	$2.79
Forfeited	(1,545)	$18.40
Expired	—	$—

Balance as of December 31, 2012	6,109	$11.77

Exercisable as of December 31, 2012	5,225	$11.49

Information about Stock Options Outstanding

The following table summarizes information about stock options outstanding as of December 31, 2012:

	Outstanding			Exercisable
Exercise price range	Shares in thousands	Average life (1)	Average exercise price	Shares in thousands	Average exercise price
$2.00 – $2.46 (2)	1,074	5.92	$2.45	1,074	$2.45
$5.30 – $7.80 (2)	2,021	2.96	$7.78	1,897	$7.78
$9.10 – $14.18	1,636	6.81	$14.15	896	$14.15
$14.92 – $19.71	852	1.54	$19.42	846	$19.43
$20.14 – $34.13	526	2.82	$26.27	512	$26.37

	6,109		$11.77	5,225	$11.49

(1)	Average contractual life remaining in years.
(2)	These shares have an aggregate intrinsic value for total options and exercisable options of $5 million each.

Status of Our Other Equity-Based Awards

The following table summarizes the status of our other equity-based awards as of December 31, 2012 and 2011:

	RSUs		DSUs		SARs
(Awards in thousands)	Number of awards	Weighted- average grant date fair value	Number of awards	Weighted- average fair value	Number of awards	Weighted- average grant date fair value
Balance as of January 1, 2011	2,842	$18.52	499	$10.26	8,819	$7.44
Granted	955	$12.55	158	$8.06	2,696	$3.11
Exercised	(987)	$17.54	(119)	$3.02	(95)	$1.28
Terminated	(278)	$18.10	—	$—	(946)	$7.02

Balance as of January 1, 2012	2,532	$16.65	538	$9.46	10,474	$6.42
Granted	1,087	$8.22	162	$6.47	5,085	$2.34
Exercised	(1,103)	$14.16	(10)	$2.14	(51)	$1.28
Terminated	(236)	$17.97	—	$—	(5,149)	$6.52

Balance as of December 31, 2012	2,280	$12.97	690	$8.74	10,359	$4.44

Fair Value of Financial Instruments (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Fair Value Financial Instruments Not Required to be Carried at Fair Value

The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of the dates indicated:

	March 31, 2013
	Notional amount		Carrying amount	Fair value
(Amounts in millions)				Total	Level 1	Level 2	Level 3
Assets:
Commercial mortgage loans		$(1)	$5,866	$6,399	$—	$—	$6,399
Restricted commercial mortgage loans		(1)	324	371	—	—	371
Other invested assets		(1)	419	431	—	307	124
Liabilities:
Long-term borrowings		(1)	4,766	5,246	—	5,095	151
Non-recourse funding obligations		(1)	2,062	1,468	—	—	1,468
Borrowings related to securitization entities		(1)	258	285	—	223	62
Investment contracts		(1)	17,815	18,926	—	906	18,020
Other firm commitments:
Commitments to fund limited partnerships	64		—	—	—	—	—
Ordinary course of business lending commitments	60		—	—	—	—	—

	December 31, 2012
	Notional amount		Carrying amount	Fair value
(Amounts in millions)				Total	Level 1	Level 2	Level 3
Assets:
Commercial mortgage loans		$(1)	$5,872	$6,378	$—	$—	$6,378
Restricted commercial mortgage loans		(1)	341	389	—	—	389
Other invested assets		(1)	380	389	—	265	124
Liabilities:
Long-term borrowings		(1)	4,776	4,950	—	4,800	150
Non-recourse funding obligations		(1)	2,066	1,462	—	—	1,462
Borrowings related to securitization entities		(1)	274	303	—	238	65
Investment contracts		(1)	18,280	19,526	—	1,009	18,517
Other firm commitments:
Commitments to fund limited partnerships	64		—	—	—	—	—
Ordinary course of business lending commitments	44		—	—	—	—	—

(1)	These financial instruments do not have notional amounts.

The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of December 31:

	December 31, 2012
(Amounts in millions)	Notional amount		Carrying amount	Fair value
				Total	Level 1	Level 2	Level 3
Assets:
Commercial mortgage loans		$(1)	$5,872	$6,378	$—	$—	$6,378
Restricted commercial mortgage loans		(1)	341	389	—	—	389
Other invested assets		(1)	380	389	—	265	124
Liabilities:
Long-term borrowings (2)		(1)	4,776	4,950	—	4,800	150
Non-recourse funding obligations (2)		(1)	2,066	1,462	—	—	1,462
Borrowings related to securitization entities (3)		(1)	274	303	—	238	65
Investment contracts		(1)	18,280	19,526	—	1,009	18,517
Other firm commitments:
Commitments to fund limited partnerships	64		—	—	—	—	—
Ordinary course of business lending commitments	44		—	—	—	—	—

	December 31, 2011
(Amounts in millions)	Notional amount		Carrying amount	Fair value
				Total	Level 1	Level 2	Level 3
Assets:
Commercial mortgage loans		$(1)	$6,092	$6,500	$—	$—	$6,500
Restricted commercial mortgage loans		(1)	411	461	—	—	461
Other invested assets		(1)	786	795	—	658	137
Liabilities:
Long-term borrowings (2)		(1)	4,726	4,353	—	4,214	139
Non-recourse funding obligations (2)		(1)	3,256	2,160	—	—	2,160
Borrowings related to securitization entities (3)		(1)	348	375	—	287	88
Investment contracts		(1)	18,880	19,681	—	1,356	18,325
Other firm commitments:
Commitments to fund limited partnerships	78		—	—	—	—	—
Ordinary course of business lending commitments	9		—	—	—	—	—

(1)	These financial instruments do not have notional amounts.
(2)	See note 18 for additional information related to consolidated securitization entities.
(3)	See note 13 for additional information related to borrowings.

Primary Sources Considered when Determining Fair Value of Each Class of Fixed Maturity Securities

The following tables summarize the primary sources of data considered when determining fair value of each class of fixed maturity securities as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Total	Level 1	Level 2	Level 3
U.S. government, agencies and government-sponsored enterprises:
Pricing services	$5,376	$—	$5,376	$—
Internal models	5	—	—	5

Total U.S. government, agencies and government-sponsored enterprises	5,381	—	5,376	5

Tax-exempt:
Pricing services	270	—	270	—

Total tax-exempt	270	—	270	—

Government—non-U.S.:
Pricing services	2,337	—	2,337	—
Internal models	8	—	—	8

Total government—non-U.S.	2,345	—	2,337	8

U.S. corporate:
Pricing services	22,984	—	22,984	—
Broker quotes	176	—	—	176
Internal models	2,776	—	308	2,468

Total U.S. corporate	25,936	—	23,292	2,644

Corporate—non-U.S.:
Pricing services	13,341	—	13,341	—
Broker quotes	155	—	—	155
Internal models	2,044	—	229	1,815

Total corporate—non-U.S.	15,540	—	13,570	1,970

Residential mortgage-backed:
Pricing services	5,812	—	5,812	—
Broker quotes	73	—	—	73
Internal models	57	—	—	57

Total residential mortgage-backed	5,942	—	5,812	130

Commercial mortgage-backed:
Pricing services	3,030	—	3,030	—
Broker quotes	9	—	—	9
Internal models	17	—	—	17

Total commercial mortgage-backed	3,056	—	3,030	26

Other asset-backed:
Pricing services	1,659	—	1,659	—
Broker quotes	917	—	—	917
Internal models	36	—	2	34

Total other asset-backed	2,612	—	1,661	951

Total fixed maturity securities	$61,082	$—	$55,348	$5,734

	December 31, 2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
U.S. government, agencies and government-sponsored enterprises:
Pricing services	$5,482	$—	$5,482	$—
Internal models	9	—	—	9

Total U.S. government, agencies and government-sponsored enterprises	5,491	—	5,482	9

Tax-exempt:
Pricing services	294	—	294	—

Total tax-exempt	294	—	294	—

Government—non-U.S.:
Pricing services	2,413	—	2,413	—
Internal models	9	—	—	9

Total government—non-U.S.	2,422	—	2,413	9

U.S. corporate:
Pricing services	23,113	—	23,113	—
Broker quotes	121	—	—	121
Internal models	2,871	—	309	2,562

Total U.S. corporate	26,105	—	23,422	2,683

Corporate—non-U.S.:
Pricing services	13,635	—	13,635	—
Broker quotes	75	—	—	75
Internal models	2,082	—	174	1,908

Total corporate—non-U.S.	15,792	—	13,809	1,983

Residential mortgage-backed:
Pricing services	5,924	—	5,924	—
Broker quotes	98	—	—	98
Internal models	59	—	—	59

Total residential mortgage-backed	6,081	—	5,924	157

Commercial mortgage-backed:
Pricing services	3,298	—	3,298	—
Broker quotes	18	—	—	18
Internal models	17	—	—	17

Total commercial mortgage-backed	3,333	—	3,298	35

Other asset-backed:
Pricing services	1,776	—	1,776	—
Broker quotes	829	—	—	829
Internal models	38	—	3	35

Total other asset-backed	2,643	—	1,779	864

Total fixed maturity securities	$62,161	$—	$56,421	$5,740

The following tables summarize the primary sources of data considered when determining fair value of each class of fixed maturity securities as of December 31:

	2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
U.S. government, agencies and government-sponsored enterprises:
Pricing services	$5,482	$—	$5,482	$—
Internal models	9	—	—	9

Total U.S. government, agencies and government-sponsored enterprises	5,491	—	5,482	9

Tax-exempt:
Pricing services	294	—	294	—

Total tax-exempt	294	—	294	—

Government—non-U.S.:
Pricing services	2,413	—	2,413	—
Internal models	9	—	—	9

Total government—non-U.S.	2,422	—	2,413	9

U.S. corporate:
Pricing services	23,113	—	23,113	—
Broker quotes	121	—	—	121
Internal models	2,871	—	309	2,562

Total U.S. corporate	26,105	—	23,422	2,683

Corporate—non-U.S.:
Pricing services	13,635	—	13,635	—
Broker quotes	75	—	—	75
Internal models	2,082	—	174	1,908

Total corporate—non-U.S.	15,792	—	13,809	1,983

Residential mortgage-backed:
Pricing services	5,924	—	5,924	—
Broker quotes	98	—	—	98
Internal models	59	—	—	59

Total residential mortgage-backed	6,081	—	5,924	157

Commercial mortgage-backed:
Pricing services	3,298	—	3,298	—
Broker quotes	18	—	—	18
Internal models	17	—	—	17

Total commercial mortgage-backed	3,333	—	3,298	35

Other asset-backed:
Pricing services	1,776	—	1,776	—
Broker quotes	829	—	—	829
Internal models	38	—	3	35

Total other asset-backed	2,643	—	1,779	864

Total fixed maturity securities	$62,161	$—	$56,421	$5,740

	2011
(Amounts in millions)	Total	Level 1	Level 2	Level 3
U.S. government, agencies and government-sponsored enterprises:
Pricing services	$4,850	$—	$4,850	$—
Internal models	13	—	—	13

Total U.S. government, agencies and government-sponsored enterprises	4,863	—	4,850	13

Tax-exempt:
Pricing services	503	—	503	—

Total tax-exempt	503	—	503	—

Government—non-U.S.:
Pricing services	2,201	—	2,201	—
Internal models	10	—	—	10

Total government—non-U.S.	2,211	—	2,201	10

U.S. corporate:
Pricing services	22,168	—	22,168	—
Broker quotes	250	—	—	250
Internal models	2,840	—	579	2,261

Total U.S. corporate	25,258	—	22,747	2,511

Corporate—non-U.S.:
Pricing services	11,925	—	11,925	—
Broker quotes	78	—	—	78
Internal models	1,754	—	548	1,206

Total corporate—non-U.S.	13,757	—	12,473	1,284

Residential mortgage-backed:
Pricing services	5,600	—	5,600	—
Broker quotes	36	—	—	36
Internal models	59	—	—	59

Total residential mortgage-backed	5,695	—	5,600	95

Commercial mortgage-backed:
Pricing services	3,361	—	3,361	—
Broker quotes	15	—	—	15
Internal models	24	—	—	24

Total commercial mortgage-backed	3,400	—	3,361	39

Other asset-backed:
Pricing services	2,328	—	2,328	—
Broker quotes	271	—	—	271
Internal models	9	—	9	—

Total other asset-backed	2,608	—	2,337	271

Total fixed maturity securities	$58,295	$—	$54,072	$4,223

Primary Sources Considered when Determining Fair Value of Equity Securities

The following tables summarize the primary sources of data considered when determining fair value of equity securities as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$398	$395	$3	$—
Broker quotes	3	—	—	3
Internal models	89	—	—	89

Total equity securities	$490	$395	$3	$92

	December 31, 2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$419	$417	$2	$—
Broker quotes	3	—	—	3
Internal models	96	—	—	96

Total equity securities	$518	$417	$2	$99

The following tables summarize the primary sources of data considered when determining fair value of equity securities as of December 31:

	2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$419	$417	$2	$—
Broker quotes	3	—	—	3
Internal models	96	—	—	96

Total equity securities	$518	$417	$2	$99

	2011
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$261	$259	$2	$—
Broker quotes	6	—	—	6
Internal models	92	—	—	92

Total equity securities	$359	$259	$2	$98

Primary Sources Considered when Determining Fair Value of Trading Securities

The following tables summarize the primary sources of data considered when determining fair value of trading securities as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$401	$—	$401	$—
Broker quotes	67	—	—	67

Total trading securities	$468	$—	$401	$67

	December 31, 2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$480	$—	$480	$—
Broker quotes	76	—	—	76

Total trading securities	$556	$—	$480	$76

The following tables summarize the primary sources of data considered when determining fair value of trading securities as of December 31:

	2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$480	$—	$480	$—
Broker quotes	76	—	—	76

Total trading securities	$556	$—	$480	$76

	2011
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Pricing services	$524	$—	$524	$—
Broker quotes	264	—	—	264

Total trading securities	$788	$—	$524	$264

Assets and Liabilities that are Measured at Fair Value on Recurring Basis

The following tables set forth our assets and liabilities by class of instrument that are measured at fair value on a recurring basis as of the dates indicated:

	March 31, 2013
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$5,381	$—	$5,376	$5
Tax-exempt	270	—	270	—
Government—non-U.S.	2,345	—	2,337	8
U.S. corporate	25,936	—	23,292	2,644
Corporate—non-U.S.	15,540	—	13,570	1,970
Residential mortgage-backed	5,942	—	5,812	130
Commercial mortgage-backed	3,056	—	3,030	26
Other asset-backed	2,612	—	1,661	951

Total fixed maturity securities	61,082	—	55,348	5,734

Equity securities	490	395	3	92

Other invested assets:
Trading securities	468	—	401	67
Derivative assets:
Interest rate swaps	864	—	863	1
Foreign currency swaps	9	—	9	—
Credit default swaps	7	—	—	7
Equity index options	17	—	—	17
Equity return swaps	1	—	1	—
Forward bond purchase commitments	39	—	39	—

Total derivative assets	937	—	912	25

Securities lending collateral	183	—	183	—
Derivatives counterparty collateral	209	—	209	—

Total other invested assets	1,797	—	1,705	92

Restricted other invested assets related to securitization entities	399	—	200	199
Other assets (1)	10	—	—	10
Reinsurance recoverable (2)	6	—	—	6
Separate account assets	10,140	10,140	—	—

Total assets	$73,924	$10,535	$57,256	$6,133

Liabilities
Policyholder account balances:
GMWB embedded derivatives (3)	$272	$—	$—	$272
Fixed index annuity embedded derivatives	34	—	—	34

Total policyholder account balances	306	—	—	306

Derivative liabilities:
Interest rate swaps	272	—	272	—
Interest rate swaps related to securitization entities	23	—	23	—
Inflation indexed swaps	95	—	95	—
Foreign currency swaps	8	—	8	—
Credit default swaps	1	—	1	—
Credit default swaps related to securitization entities	97	—	—	97
Equity index options	1	—	—	1

Total derivative liabilities	497	—	399	98

Borrowings related to securitization entities	71	—	—	71

Total liabilities	$874	$—	$399	$475

(1)	Represents contingent receivables associated with recent business dispositions.
(2)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(3)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

	December 31, 2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$5,491	$—	$5,482	$9
Tax-exempt	294	—	294	—
Government—non-U.S.	2,422	—	2,413	9
U.S. corporate	26,105	—	23,422	2,683
Corporate—non-U.S.	15,792	—	13,809	1,983
Residential mortgage-backed	6,081	—	5,924	157
Commercial mortgage-backed	3,333	—	3,298	35
Other asset-backed	2,643	—	1,779	864

Total fixed maturity securities	62,161	—	56,421	5,740

Equity securities	518	417	2	99

Other invested assets:
Trading securities	556	—	480	76
Derivative assets:
Interest rate swaps	1,029	—	1,027	2
Foreign currency swaps	34	—	34	—
Credit default swaps	8	—	1	7
Equity index options	25	—	—	25
Forward bond purchase commitments	53	—	53	—

Total derivative assets	1,149	—	1,115	34

Securities lending collateral	187	—	187	—
Derivatives counterparty collateral	261	—	261	—

Total other invested assets	2,153	—	2,043	110

Restricted other invested assets related to securitization entities	393	—	199	194
Other assets (1)	9	—	—	9
Reinsurance recoverable (2)	10	—	—	10
Separate account assets	9,937	9,937	—	—

Total assets	$75,181	$10,354	$58,665	$6,162

Liabilities
Policyholder account balances:
GMWB embedded derivatives (3)	$350	$—	$—	$350
Fixed index annuity embedded derivatives	27	—	—	27

Total policyholder account balances	377	—	—	377

Derivative liabilities:
Interest rate swaps	307	—	307	—
Interest rate swaps related to securitization entities	27	—	27	—
Inflation indexed swaps	105	—	105	—
Foreign currency swaps	1	—	1	—
Credit default swaps	1	—	—	1
Credit default swaps related to securitization entities	104	—	—	104
Equity return swaps	8	—	8	—

Total derivative liabilities	553	—	448	105

Borrowings related to securitization entities	62	—	—	62

Total liabilities	$992	$—	$448	$544

(1)	Represents contingent receivables associated with recent business dispositions.
(2)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(3)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

The following tables set forth our assets and liabilities by class of instrument that are measured at fair value on a recurring basis as of December 31:

	2012
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$5,491	$—	$5,482	$9
Tax-exempt	294	—	294	—
Government—non-U.S.	2,422	—	2,413	9
U.S. corporate	26,105	—	23,422	2,683
Corporate—non-U.S.	15,792	—	13,809	1,983
Residential mortgage-backed	6,081	—	5,924	157
Commercial mortgage-backed	3,333	—	3,298	35
Other asset-backed	2,643	—	1,779	864

Total fixed maturity securities	62,161	—	56,421	5,740

Equity securities	518	417	2	99

Other invested assets:
Trading securities	556	—	480	76
Derivative assets:
Interest rate swaps	1,029	—	1,027	2
Foreign currency swaps	34	—	34	—
Credit default swaps	8	—	1	7
Equity index options	25	—	—	25
Forward bond purchase commitments	53	—	53	—

Total derivative assets	1,149	—	1,115	34

Securities lending collateral	187	—	187	—
Derivatives counterparty collateral	261	—	261	—

Total other invested assets	2,153	—	2,043	110

Restricted other invested assets related to securitization entities (1)	393	—	199	194
Other assets (2)	9	—	—	9
Reinsurance recoverable (3)	10	—	—	10
Separate account assets	9,937	9,937	—	—

Total assets	$75,181	$10,354	$58,665	$6,162

Liabilities
Policyholder account balances:
GMWB embedded derivatives (4)	$350	$—	$—	$350
Fixed index annuity embedded derivatives	27	—	—	27

Total policyholder account balances	377	—	—	377

Derivative liabilities:
Interest rate swaps	307	—	307	—
Interest rate swaps related to securitization entities (1)	27	—	27	—
Inflation indexed swaps	105	—	105	—
Foreign currency swaps	1	—	1	—
Credit default swaps	1	—	—	1
Credit default swaps related to securitization entities (1)	104	—	—	104
Equity return swaps	8	—	8	—

Total derivative liabilities	553	—	448	105

Borrowings related to securitization entities (1)	62	—	—	62

Total liabilities	$992	$—	$448	$544

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)	Represents contingent receivables associated with recent business dispositions.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(4)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

	2011
(Amounts in millions)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$4,863	$—	$4,850	$13
Tax-exempt	503	—	503	—
Government—non-U.S.	2,211	—	2,201	10
U.S. corporate	25,258	—	22,747	2,511
Corporate—non-U.S.	13,757	—	12,473	1,284
Residential mortgage-backed	5,695	—	5,600	95
Commercial mortgage-backed	3,400	—	3,361	39
Other asset-backed	2,608	—	2,337	271

Total fixed maturity securities	58,295	—	54,072	4,223

Equity securities	359	259	2	98

Other invested assets:
Trading securities	788	—	524	264
Derivative assets:
Interest rate swaps	1,350	—	1,345	5
Foreign currency swaps	32	—	32	—
Credit default swaps	1	—	1	—
Equity index options	39	—	—	39
Equity return swaps	7	—	7	—
Forward bond purchase commitments	47	—	47	—
Other foreign currency contracts	9	—	—	9

Total derivative assets	1,485	—	1,432	53

Securities lending collateral	406	—	406	—
Derivatives counterparty collateral	323	—	323	—

Total other invested assets	3,002	—	2,685	317

Restricted other invested assets related to securitization entities (1)	376	—	200	176
Other assets (2)	29	—	29	—
Reinsurance recoverable (3)	16	—	—	16
Separate account assets	10,122	10,122	—	—

Total assets	$72,199	$10,381	$56,988	$4,830

Liabilities
Policyholder account balances:
GMWB embedded derivatives (4)	$492	$—	$—	$492
Fixed index annuity embedded derivatives	4	—	—	4

Total policyholder account balances	496	—	—	496

Derivative liabilities:
Interest rate swaps	376	—	376	—
Interest rate swaps related to securitization entities (1)	28	—	28	—
Inflation indexed swaps	43	—	43	—
Credit default swaps	59	—	2	57
Credit default swaps related to securitization entities (1)	177	—	—	177
Equity return swaps	4	—	4	—
Other foreign currency contracts	11	—	11	—

Total derivative liabilities	698	—	464	234

Borrowings related to securitization entities (1)	48	—	—	48

Total liabilities	$1,242	$—	$464	$778

(1)	See note 18 for additional information related to consolidated securitization entities.
(2)	Represents embedded derivatives associated with certain reinsurance agreements.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(4)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

Assets Measured at Fair Value on Recurring Basis and Utilized Significant Unobservable (Level 3) Inputs to Determine Fair Value

The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

	Beginning balance as of January 1, 2013	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2013	Total gains (losses) included in net income attributable to assets still held
(Amounts in millions)		Included in net income	Included in OCI
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$9	$—	$—	$—	$—	$—	$(4)	$—	$—	$5	$—
Government—non-U.S.	9	—	—	—	—	—	(1)	—	—	8	—
U.S. corporate (1)	2,683	2	18	56	(97)	—	(51)	62	(29)	2,644	(1)
Corporate—non-U.S. (1)	1,983	1	9	53	—	—	(23)	—	(53)	1,970	1
Residential mortgage-backed	157	(1)	1	—	—	—	(11)	—	(16)	130	(1)
Commercial mortgage—backed	35	(2)	(2)	—	—	—	(10)	5	—	26	(2)
Other asset-backed	864	(1)	11	65	(44)	—	(30)	86	—	951	—

Total fixed maturity securities	5,740	(1)	37	174	(141)	—	(130)	153	(98)	5,734	(3)

Equity securities	99	—	—	—	(7)	—	—	—	—	92	—

Other invested assets:
Trading securities	76	3	—	—	(11)	—	(1)	—	—	67	2
Derivative assets:
Interest rate swaps	2	—	—	—	—	—	(1)	—	—	1	—
Credit default swaps	7	3	—	—	—	—	(3)	—	—	7	2
Equity index options	25	(15)	—	7	—	—	—	—	—	17	(15)

Total derivative assets	34	(12)	—	7	—	—	(4)	—	—	25	(13)

Total other invested assets	110	(9)	—	7	(11)	—	(5)	—	—	92	(11)

Restricted other invested assets related to securitization entities	194	5	—	—	—	—	—	—	—	199	5
Other assets (2)	9	1	—	—	—	—	—	—	—	10	1
Reinsurance recoverable (3)	10	(5)	—	—	—	1	—	—	—	6	(5)

Total Level 3 assets	$6,162	$(9)	$37	$181	$(159)	$1	$(135)	$153	$(98)	$6,133	$(13)

(1)

The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate—non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.

(2)	Represents contingent receivables associated with recent business dispositions.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

	Beginning balance as of January 1, 2012	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2012	Total gains (losses) included in net income attributable to assets still held
(Amounts in millions)		Included in net income	Included in OCI
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$13	$—	$—	$—	$—	$—	$—	$—	$(12)	$1	$—
Government—non-U.S.	10	—	—	—	—	—	(1)	—	—	9	—
U.S. corporate (1)	2,511	1	11	30	(18)	—	(10)	149	(244)	2,430	4
Corporate—non-U.S. (1)	1,284	2	13	59	—	—	(28)	353	(74)	1,609	1
Residential mortgage-backed	95	—	3	—	—	—	(5)	2	—	95	—
Commercial mortgage—backed	39	—	2	—	—	—	(1)	—	—	40	—
Other asset-backed	271	—	7	70	(20)	—	(13)	104	—	419	—

Total fixed maturity securities	4,223	3	36	159	(38)	—	(58)	608	(330)	4,603	5

Equity securities	98	1	(2)	—	(2)	—	—	—	—	95	—

Other invested assets:
Trading securities	264	5	—	24	—	—	(7)	—	—	286	5
Derivative assets:
Interest rate swaps	5	—	—	—	—	—	(1)	—	—	4	—
Credit default swaps	—	4	—	—	—	—	(1)	—	—	3	4
Equity index options	39	(35)	—	14	—	—	—	—	—	18	(31)
Other foreign currency contracts	9	(10)	—	3	—	—	—	—	—	2	(10)

Total derivative assets	53	(41)	—	17	—	—	(2)	—	—	27	(37)

Total other invested assets	317	(36)	—	41	—	—	(9)	—	—	313	(32)

Restricted other invested assets related to securitization entities	176	5	—	—	—	—	—	—	—	181	5
Reinsurance recoverable (2)	16	(11)	—	—	—	1	—	—	—	6	(11)

Total Level 3 assets	$4,830	$(38)	$34	$200	$(40)	$1	$(67)	$608	$(330)	$5,198	$(33)

(1)

The transfers into and out of Level 3 were primarily related to private fixed rate U.S. and non-U.S. corporate securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.

(2)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

(Amounts in millions)	Beginning	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2012	Total gains (losses) included in net income

	balance as of January 1, 2012	Included in net income (loss)	Included in OCI								(loss) attributable to assets still held
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$13	$—	$—	$—	$—	$—	$—	$9	$(13)	$9	$—
Government—non-U.S.	10	—	—	—	—	—	(1)	—	—	9	—
U.S. corporate (1)	2,511	12	118	147	(122)	—	(214)	726	(495)	2,683	14
Corporate—non-U.S. (1)	1,284	3	92	269	(29)	—	(186)	711	(161)	1,983	2
Residential mortgage-backed (1)	95	(7)	14	20	(17)	—	(31)	86	(3)	157	(7)
Commercial mortgage-backed	39	(2)	5	—	(1)	—	(2)	3	(7)	35	(1)
Other asset-backed (1)	271	(2)	45	350	(46)	—	(94)	369	(29)	864	2

Total fixed maturity securities	4,223	4	274	786	(215)	—	(528)	1,904	(708)	5,740	10

Equity securities	98	1	(2)	10	(8)	—	—	—	—	99	—

Other invested assets:
Trading securities	264	13	—	24	(72)	—	(125)	4	(32)	76	15
Derivative assets:
Interest rate swaps	5	—	—	—	—	—	(3)	—	—	2	—
Credit default swaps	—	12	—	—	—	—	(5)	—	—	7	12
Equity index options	39	(59)	—	55	—	—	(10)	—	—	25	(42)
Other foreign currency contracts	9	(11)	—	3	—	—	(1)	—	—	—	(11)

Total derivative assets	53	(58)	—	58	—	—	(19)	—	—	34	(41)

Total other invested assets	317	(45)	—	82	(72)	—	(144)	4	(32)	110	(26)

Restricted other invested assets related to securitization entities (2)	176	18	—	100	(100)	—	—	—	—	194	13
Other assets (3)	—	(7)	—	—	—	16	—	—	—	9	(7)
Reinsurance recoverable (4)	16	(9)	—	—	—	3	—	—	—	10	(9)

Total Level 3 assets	$4,830	$(38)	$272	$978	$(395)	$19	$(672)	$1,908	$(740)	$6,162	$(19)

(1)

The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate—non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out. During the second quarter of 2012, we began classifying private securities without an external rating as Level 3, which resulted in a significant number of securities being transferred into Level 3. The transfers into Level 3 for structured securities primarily related to securities that were recently purchased and initially classified as Level 2 based on market data that existed at the time of purchase and subsequent valuation included significant unobservable inputs.

(2)	See note 18 for additional information related to consolidated securitization entities.
(3)	Represents contingent receivables associated with recent business dispositions.
(4)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

(Amounts in millions)	Beginning	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2011	Total gains (losses) included in net income
	balance as of January 1, 2011	Included in net income (loss)	Included in OCI								(loss) attributable to assets still held
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$11	$—	$—	$—	$—	$—	$—	$24	$(22)	$13	$—
Government—non-U.S.	1	—	—	—	—	—	—	9	—	10	—
U.S. corporate (1)	1,100	(8)	72	113	(25)	—	(105)	1,790	(426)	2,511	(8)
Corporate—non-U.S. (1)	368	(26)	11	103	(71)	—	(13)	1,132	(220)	1,284	(26)
Residential mortgage-backed	143	(1)	(11)	3	(15)	—	(30)	9	(3)	95	(1)
Commercial mortgage-backed	50	(2)	2	—	(1)	—	(11)	1	—	39	(2)
Other asset-backed	268	—	—	8	(8)	—	(43)	46	—	271	—

Total fixed maturity securities	1,941	(37)	74	227	(120)	—	(202)	3,011	(671)	4,223	(37)

Equity securities	87	1	1	24	(13)	—	(2)	—	—	98	—

Other invested assets:
Trading securities	329	(1)	—	5	(41)	—	(28)	—	—	264	(1)
Derivative assets:
Interest rate swaps	5	1	—	—	—	—	(1)	—	—	5	1
Credit default swaps	6	(6)	—	—	—	—	—	—	—	—	(6)
Equity index options	33	7	—	44	—	—	(45)	—	—	39	7
Other foreign currency options	—	(1)	—	10	—	—	—	—	—	9	(1)

Total derivative assets	44	1	—	54	—	—	(46)	—	—	53	1

Total other invested assets	373	—	—	59	(41)	—	(74)	—	—	317	—

Restricted other invested assets related to securitization entities (2)	171	5	—	—	—	—	—	—	—	176	5
Reinsurance recoverable (3)	(5)	18	—	—	—	3	—	—	—	16	18

Total Level 3 assets	$2,567	$(13)	$75	$310	$(174)	$3	$(278)	$3,011	$(671)	$4,830	$(14)

(1)

The majority of the transfers into Level 3 during the fourth quarter of 2011 related to a reclassification of certain private securities valued using internal models which previously had not been identified as having significant unobservable inputs. Prior to the fourth quarter of 2011, these securities had been misclassified as Level 2. The remaining transfers into and out of Level 3 were primarily related to private fixed rate U.S. and non-U.S. corporate securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.

(2)	See note 18 for additional information related to consolidated securitization entities.
(3)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

(Amounts in millions)	Beginning	Total realized and unrealized gains (losses)		Purchases, sales,	Transfer into Level 3	Transfer out of Level 3 (1)	Ending balance as of December 31, 2010	Total gains (losses) included in net income
	balance as of January 1, 2010	Included in net income (loss)	Included in OCI	issuances and settlements, net				(loss) attributable to assets still held
Fixed maturity securities:
U.S. government, agencies and government-sponsored enterprises	$16	$—	$—	$(2)	$17	$(20)	$11	$—
Tax-exempt	2	—	—	—	—	(2)	—	—
Government—non-U.S.	7	—	2	—	16	(24)	1	—
U.S. corporate (2)	1,073	21	33	—	870	(897)	1,100	16
Corporate—non-U.S. (2)	504	(20)	15	22	489	(642)	368	(22)
Residential mortgage-backed	1,481	—	8	86	79	(1,511)	143	—
Commercial mortgage-backed	3,558	(5)	24	(79)	21	(3,469)	50	—
Other asset-backed (3)	1,419	(24)	39	(10)	108	(1,264)	268	(24)

Total fixed maturity securities	8,060	(28)	121	17	1,600	(7,829)	1,941	(30)

Equity securities	9	11	—	7	120	(60)	87	—

Other invested assets:
Trading securities (3)	145	12	—	(41)	213	—	329	12
Derivative assets:
Interest rate swaps	3	2	—	—	—	—	5	2
Interest rate swaptions	54	11	—	(65)	—	—	—	11
Credit default swaps	6	—	—	—	—	—	6	—
Equity index options	39	(73)	—	67	—	—	33	(73)
Other foreign currency options	8	(8)	—	—	—	—	—	(8)

Total derivative assets	110	(68)	—	2	—	—	44	(68)

Total other invested assets	255	(56)	—	(39)	213	—	373	(56)

Restricted other invested assets related to securitization entities (4)	—	(3)	—	—	174	—	171	(6)
Reinsurance recoverable (5)	(5)	(3)	—	3	—	—	(5)	(3)

Total Level 3 assets	$8,319	$(79)	$121	$(12)	$2,107	$(7,889)	$2,567	$(95)

(1)

During 2010, primary market issuance and secondary market activity for commercial and non-agency residential mortgage-backed and other asset-backed securities increased the market observable inputs used to establish fair values for similar securities. These factors, along with more consistent pricing from third-party sources, resulted in our conclusion that there is sufficient trading activity in similar instruments to support classifying certain mortgage-backed and asset-backed securities as Level 2.

(2)

The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate—non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.

(3)

Transfers into trading securities were offset by transfers out of other asset-backed securities and were driven primarily by the adoption of new accounting guidance related to embedded credit derivatives.

(4)	Relates to the consolidation of certain securitization entities as of January 1, 2010. See note 18 for additional information related to consolidated securitization entities.
(5)	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

Gains and Losses Included in Net Income from Assets and Liabilities Recorded at Fair Value

The following table presents the gains and losses included in net income from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the three months ended March 31:

(Amounts in millions)	2013	2012
Total realized and unrealized gains (losses) included in net income:
Net investment income	$9	$16
Net investment gains (losses)	(18)	(54)

Total	$(9)	$(38)

Net gains (losses) included in net income attributable to assets still held:
Net investment income	$7	$15
Net investment gains (losses)	(20)	(48)

Total	$(13)	$(33)

The following table presents the gains and losses included in net (income) from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the three months ended March 31:

(Amounts in millions)	2013	2012
Total realized and unrealized (gains) losses included in net (income):
Net investment income	$—	$—
Net investment (gains) losses	(83)	(272)

Total	$(83)	$(272)

Total (gains) losses included in net (income) attributable to liabilities still held:
Net investment income	$—	$—
Net investment (gains) losses	(79)	(268)

Total	$(79)	$(268)

The following table presents the gains and losses included in net income (loss) from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Total realized and unrealized gains (losses) included in net income (loss):
Net investment income	$32	$24	$36
Net investment gains (losses)	(70)	(37)	(115)

Total	$(38)	$(13)	$(79)

Total gains (losses) included in net income (loss) attributable to assets still held:
Net investment income	$25	$25	$20
Net investment gains (losses)	(44)	(39)	(115)

Total	$(19)	$(14)	$(95)

The following table presents the gains and losses included in net (income) loss from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Total realized and unrealized (gains) losses included in net (income) loss:
Net investment income	$—	$—	$—
Net investment (gains) losses	(283)	426	(122)

Total	$(283)	$426	$(122)

Total (gains) losses included in net (income) loss attributable to liabilities still held:
Net investment income	$—	$—	$—
Net investment (gains) losses	(276)	431	(119)

Total	$(276)	$431	$(119)

Liabilities Measured at Fair Value on Recurring Basis and Utilized Significant Unobservable (Level 3) Inputs to Determine Fair Value

The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

	Beginning balance as of January 1, 2013	Total realized and unrealized (gains) losses		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2013	Total (gains) losses included in net (income) attributable to liabilities still held
(Amounts in millions)		Included in net (income)	Included in OCI
Policyholder account balances:
GMWB embedded derivatives (1)	$350	$(87)	$—	$—	$—	$9	$—	$—	$—	$272	$(83)
Fixed index annuity embedded derivatives	27	3	—	—	—	4	—	—	—	34	3

Total policyholder account balances	377	(84)	—	—	—	13	—	—	—	306	(80)

Derivative liabilities:
Credit default swaps	1	(1)	—	—	—	—	—	—	—	—	(1)
Credit default swaps related to securitization entities	104	(8)	—	1	—	—	—	—	—	97	(8)
Equity index options	—	1	—	—	—	—	—	—	—	1	1

Total derivative liabilities	105	(8)	—	1	—	—	—	—	—	98	(8)

Borrowings related to securitization entities	62	9	—	—	—	—	—	—	—	71	9

Total Level 3 liabilities	$544	$(83)	$—	$1	$—	$13	$—	$—	$—	$475	$(79)

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

	Beginning balance as of January 1, 2012	Total realized and unrealized (gains) losses		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2012	Total (gains) losses included in net (income) attributable to liabilities still held
(Amounts in millions)		Included in net (income)	Included in OCI
Policyholder account balances:
GMWB embedded derivatives (1)	$492	$(214)	$—	$—	$—	$9	$—	$—	$—	$287	$(210)
Fixed index annuity embedded derivatives	4	2	—	—	—	—	—	—	—	6	2

Total policyholder account balances	496	(212)	—	—	—	9	—	—	—	293	(208)

Derivative liabilities:
Credit default swaps	57	(36)	—	2	—	—	—	—	—	23	(36)
Credit default swaps related to securitization entities	177	(31)	—	1	—	—	—	—	—	147	(31)

Total derivative liabilities	234	(67)	—	3	—	—	—	—	—	170	(67)

Borrowings related to securitization entities	48	7	—	—	—	—	—	—	—	55	7

Total Level 3 liabilities	$778	$(272)	$—	$3	$—	$9	$—	$—	$—	$518	$(268)

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

(Amounts in millions)	Beginning	Total realized and unrealized (gains) losses		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2012	Total (gains) losses included in net (income)
	balance as of January 1, 2012	Included in net (income) loss	Included in OCI								loss attributable to liabilities still held
Policyholder account balances:
GMWB embedded derivatives (1)	$492	$(179)	$—	$—	$—	$37	$—	$—	$—	$350	$(175)
Fixed index annuity embedded derivatives	4	1	—	—	—	22	—	—	—	27	1

Total policyholder account balances	496	(178)	—	—	—	59	—	—	—	377	(174)

Derivative liabilities:
Credit default swaps	57	(43)	—	2	—	—	(15)	—	—	1	(40)
Credit default swaps related to securitization entities (2)	177	(76)	—	3	—	—	—	—	—	104	(76)

Total derivative liabilities	234	(119)	—	5	—	—	(15)	—	—	105	(116)

Borrowings related to securitization entities (2)	48	14	—	—	—	—	—	—	—	62	14

Total Level 3 liabilities	$778	$(283)	$—	$5	$—	$59	$(15)	$—	$—	$544	$(276)

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(2)	See note 18 for additional information related to consolidated securitization entities.

(Amounts in millions)	Beginning	Total realized and unrealized (gains) losses		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2011	Total (gains) losses included in net (income)
	balance as of January 1, 2011	Included in net (income) loss	Included in OCI								loss attributable to liabilities still held
Policyholder account balances:
GMWB embedded derivatives (1)	$121	$334	$—	$—	$—	$37	$—	$—	$—	$492	$338
Fixed index annuity embedded derivatives	5	(1)	—	—	—	—	—	—	—	4	(1)

Total policyholder account balances	126	333	—	—	—	37	—	—	—	496	337

Derivative liabilities:
Credit default swaps	7	48	—	3	—	—	(1)	—	—	57	48
Credit default swaps related to securitization entities (2)	129	48	—	—	—	—	—	—	—	177	48
Equity index options	3	—	—	—	—	—	(3)	—	—	—	—

Total derivative liabilities	139	96	—	3	—	—	(4)	—	—	234	96

Borrowings related to securitization entities (2)	51	(3)	—	—	—	—	—	—	—	48	(2)

Total Level 3 liabilities	$316	$426	$—	$3	$—	$37	$(4)	$—	$—	$778	$431

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(2)	See note 18 for additional information related to consolidated securitization entities.

(Amounts in millions)	Beginning	Total realized and unrealized (gains) losses		Purchases sales,	Transfer into Level 3	Transfer out of Level 3	Ending balance as of December 31, 2010	Total (gains) losses included in net (income)
	balance as of January 1, 2010	Included in net (income) loss	Included in OCI	issuances and settlements, net				loss attributable to liabilities still held
Policyholder account balances:
GMWB embedded derivatives (1)	$175	$(90)	$—	$36	$—	$—	$121	$(87)
Fixed index annuity embedded derivatives	3	2	—	—	—	—	5	2

Total policyholder account balances	178	(88)	—	36	—	—	126	(85)

Derivative liabilities:
Interest rate swaps	2	(2)	—	—	—	—	—	(2)
Interest rate swaptions	67	(42)	—	(25)	—	—	—	(42)
Credit default swaps	—	7	—	—	—	—	7	7
Credit default swaps related to securitization entities (2)	—	9	—	(1)	121	—	129	9
Equity index options	2	3	—	(2)	—	—	3	3

Total derivative liabilities	71	(25)	—	(28)	121	—	139	(25)
Borrowings related to securitization entities (2)	—	(9)	—	—	60	—	51	(9)

Total Level 3 liabilities	$249	$(122)	$—	$8	$181	$—	$316	$(119)

(1)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
(2)	Relates to the consolidation of certain securitization entities as of January 1, 2010. See note 18 for additional information related to consolidated securitization entities.

Fair Value Inputs, Assets and Liabilities, Quantitative Information

The following table presents a summary of the significant unobservable inputs used for certain fair value measurements that are based on internal models and classified as Level 3 as of March 31, 2013:

(Amounts in millions)	Valuation technique	Fair value	Unobservable input	Range (weighted-average)
Assets
Fixed maturity securities:
U.S. corporate	Matrix pricing	$2,468	Credit spreads	60bps - 800bps (200bps)
Corporate—non-U.S.	Matrix pricing	1,815	Credit spreads	87bps - 358bps (181bps)
Derivative assets:
Interest rate swaps	Discounted cash flows	1	Interest rate volatility	21% - 25% (23%)
Credit default swaps (1)	Discounted cash flows	7	Credit spreads	14bps - 159bps (70bps)
Equity index options	Discounted cash flows	17	Equity index volatility	22% - 43% (29%)
Other assets (2)	Discounted cash flows	10	Discount rate	Not applicable
Liabilities
Policyholder account balances:			Withdrawal utilization rate Lapse rate Non-performance risk	—%-98% —%-25%
GMWB embedded derivatives (3)	Stochastic cash flow model	272	(credit spreads) Equity index volatility	50bps - 90bps (80bps) 15% - 25% (22%)
Fixed index annuity embedded derivatives	Option budget method	34	Expected future interest credited	1% - 4% (1%)
Derivative liabilities:
Equity index options	Discounted cash flows	1	Equity index volatility	22%

(1)	Unobservable input valuation based on the current market credit default swap premium.
(2)	Represents contingent receivables associated with recent business dispositions.
(3)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

The following table presents a summary of the significant unobservable inputs used for certain fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2012:

(Amounts in millions)	Valuation technique	Fair value	Unobservable input	Range (weighted-average)
Assets
Fixed maturity securities:
U.S. corporate	Matrix pricing	$2,554	Credit spreads	65bps-953bps (208bps)
Corporate—non-U.S.	Matrix pricing	1,908	Credit spreads	82bps-380bps (188bps)
Derivative assets:
Interest rate swaps	Discounted cash flows	2	Interest rate volatility	25%-28% (26%)
Credit default swaps (1)	Discounted cash flows	7	Credit spreads	9bps-112bps (56bps)
Equity index options	Discounted cash flows	25	Equity index volatility	14%-45% (31%)
Other assets (2)	Discounted cash flows	9	Discount rate	13%
Liabilities
Policyholder account balances:
			Withdrawal utilization rate	— %-98%
			Lapse rate	— %-25%
			Non-performance risk (credit spreads)	50bps-90bps (80bps)
GMWB embedded derivatives (3)	Stochastic cash flow model	350	Equity index volatility	18%-25% (22%)
Fixed index annuity embedded derivatives	Option budget method	27	Expected future interest credited	1%-4% (1%)
Derivative liabilities:
Credit default swaps (1)	Discounted cash flows	1	Credit spreads	112bps-119bps (115bps)

(1)	Unobservable input valuation based on the current market credit default swap premium.
(2)	Represents contingent receivables associated with recent business dispositions.
(3)	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

Variable Interest and Securitization Entities (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Securitized Assets

The following table summarizes the total securitized assets as of December 31:

(Amounts in millions)	2012	2011
Receivables secured by:
Other assets	$151	$157

Total securitized assets not required to be consolidated	151	157

Total securitized assets required to be consolidated	424	487

Total securitized assets	$575	$644

Schedule of Variable Interest Entities

The following table shows the assets and liabilities that were recorded for the consolidated securitization entities as of December 31:

(Amounts in millions)	2012	2011
Assets
Investments:
Restricted commercial mortgage loans	$341	$411
Restricted other invested assets:
Trading securities	393	376
Other	—	1

Total restricted other invested assets	393	377

Total investments	734	788
Cash and cash equivalents	1	3
Accrued investment income	2	1

Total assets	$737	$792

Liabilities
Other liabilities:
Derivative liabilities	$131	$206
Other liabilities	2	4

Total other liabilities	133	210
Borrowings related to securitization entities	336	396

Total liabilities	$469	$606

Schedule of Income Statement Activity Related to Variable Interest Entities

The following table shows the activity presented in our consolidated statement of income related to the consolidated securitization entities for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Revenues:
Net investment income:
Restricted commercial mortgage loans	$29	$40	$39
Restricted other invested assets	4	—	2

Total net investment income	33	40	41

Net investment gains (losses):
Trading securities	23	12	8
Derivatives	72	(62)	(19)
Commercial mortgage loans	—	—	(1)
Borrowings related to securitization entities recorded at fair value	(14)	3	9

Total net investment gains (losses)	81	(47)	(3)

Other income	1	—	—

Total revenues	115	(7)	38

Expenses:
Interest expense	21	26	29
Acquisition and operating expenses	1	1	1

Total expenses	22	27	30

Income (loss) before income taxes	93	(34)	8
Provision (benefit) for income taxes	33	(12)	3

Net income (loss)	$60	$(22)	$5

Borrowings Related to Consolidated Securitization Entities

Borrowings related to securitization entities were as follows as of December 31:

	2012			2011
(Amounts in millions)	Principal amount		Carrying value	Principal amount		Carrying value
GFCM LLC, due 2035, 5.2541%	$97		$97	$147		$147
GFCM LLC, due 2035, 5.7426%	113		113	113		113
Genworth Special Purpose Two, LLC, due 2023, 6.0175%	65		65	88		88
Marvel Finance 2007-1 LLC, due 2017 (1), (3)	—		—	3		—
Marvel Finance 2007-4 LLC, due 2017 (1), (3)	12		7	12		6
Genworth Special Purpose Five, LLC, due 2040 (1), (3)	NA	(2)	54	NA	(2)	42

Total	$287		$336	$363		$396

(1)	Accrual of interest based on three-month LIBOR that resets every three months plus a fixed margin.
(2)	Principal amount not applicable. Notional balance was $117 million.
(3)	Carrying value represents fair value as a result of electing fair value option for these liabilities.

Insurance Subsidiary Financial Information and Regulatory Matters (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Combined Statutory Net Income (Loss)

The tables below include the combined statutory net loss and statutory capital and surplus for our U.S. domiciled insurance subsidiaries:

	Years ended December 31,
(Amounts in millions)	2012	2011	2010
Combined statutory net income (loss):
Life insurance subsidiaries, excluding captive life reinsurance subsidiaries	$378	$(69)	$24
Mortgage insurance subsidiaries	(137)	(684)	(925)

Combined statutory net loss, excluding captive reinsurance subsidiaries	241	(753)	(901)
Captive life insurance subsidiaries	(478)	(146)	(132)

Combined statutory net loss	$(237)	$(899)	$(1,033)

Schedule of Combined Statutory Capital and Surplus

	As of December 31,
(Amounts in millions)	2012	2011
Combined statutory capital and surplus:
Life insurance subsidiaries, excluding captive life reinsurance subsidiaries	$2,550	$2,294
Mortgage insurance subsidiaries	735	792

Combined statutory capital and surplus	$3,285	$3,086

Segment Information (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Summary of Segments and Corporate and Other Activities

The following is a summary of total assets for our segments and Corporate and Other activities as of the dates indicated:

(Amounts in millions)	March 31, 2013	December 31, 2012
Assets:
U.S. Life Insurance	$78,718	$79,214
International Mortgage Insurance	9,934	10,063
U.S. Mortgage Insurance	2,201	2,357
International Protection	2,049	2,145
Runoff	15,435	15,308
Corporate and Other	3,299	3,786

Segment assets from continuing operations	111,636	112,873
Assets associated with discontinued operations	439	439

Total assets	$112,075	$113,312

The following is a summary of our segments and Corporate and Other activities as of or for the years ended December 31:

2012	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other	Total
(Amounts in millions)
Premiums	$2,789	$1,016	$549	$682	$5	$—	$5,041
Net investment income	2,594	375	68	131	145	30	3,343
Net investment gains (losses)	(8)	16	36	6	24	(47)	27
Insurance and investment product fees and other	875	1	23	3	207	120	1,229

Total revenues	6,250	1,408	676	822	381	103	9,640

Benefits and other changes in policy reserves	3,950	516	725	150	37	—	5,378
Interest credited	643	—	—	—	132	—	775
Acquisition and operating expenses, net of deferrals	677	55	143	483	79	157	1,594
Amortization of deferred acquisition costs and intangibles	477	64	5	113	51	12	722
Goodwill impairment	—	—	—	89	—	—	89
Interest expense	86	36	—	45	1	308	476

Total benefits and expenses	5,833	671	873	880	300	477	9,034

Income (loss) from continuing operations before income taxes	417	737	(197)	(58)	81	(374)	606
Provision (benefit) for income taxes	143	188	(83)	1	23	(134)	138

Income (loss) from continuing operations	274	549	(114)	(59)	58	(240)	468
Income from discontinued operations, net of taxes	—	—	—	—	—	57	57

Net income (loss)	274	549	(114)	(59)	58	(183)	525
Less: net income attributable to noncontrolling interests	—	200	—	—	—	—	200

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$274	$349	$(114)	$(59)	$58	$(183)	$325

Segment assets	$79,214	$10,063	$2,357	$2,145	$15,308	$3,786	$112,873
Assets associated with discontinued operations	—	—	—	—	—	439	439

Total assets	$79,214	$10,063	$2,357	$2,145	$15,308	$4,225	$113,312

2011	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other	Total
(Amounts in millions)
Premiums	$2,979	$1,063	$547	$839	$260	$—	$5,688
Net investment income	2,538	393	104	173	140	32	3,380
Net investment gains (losses)	(73)	42	46	(1)	(174)	(35)	(195)
Insurance and investment product fees and other	686	9	5	11	299	40	1,050

Total revenues	6,130	1,507	702	1,022	525	37	9,923

Benefits and other changes in policy reserves	3,789	458	1,325	135	234	—	5,941
Interest credited	659	—	—	—	135	—	794
Acquisition and operating expenses, net of deferrals	736	248	156	590	142	58	1,930
Amortization of deferred acquisition costs and intangibles	297	66	5	143	70	12	593
Goodwill impairment	—	—	—	—	—	29	29
Interest expense	104	31	—	38	2	331	506

Total benefits and expenses	5,585	803	1,486	906	583	430	9,793

Income (loss) from continuing operations before income taxes	545	704	(784)	116	(58)	(393)	130
Provision (benefit) for income taxes	189	212	(290)	26	(21)	(127)	(11)

Income (loss) from continuing operations	356	492	(494)	90	(37)	(266)	141
Income from discontinued operations, net of taxes	—	—	—	—	—	36	36

Net income (loss)	356	492	(494)	90	(37)	(230)	177
Less: net income attributable to noncontrolling interests	—	139	—	—	—	—	139

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$356	$353	$(494)	$90	$(37)	$(230)	$38

Segment assets	$75,547	$9,643	$2,966	$2,375	$16,031	$5,119	$111,681
Assets associated with discontinued operations	—	—	—	—	—	506	506

Total assets	$75,547	$9,643	$2,966	$2,375	$16,031	$5,625	$112,187

2010	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other	Total
(Amounts in millions)
Premiums	$3,004	$994	$574	$939	$322	$—	$5,833
Net investment income	2,473	355	116	154	130	38	3,266
Net investment gains (losses)	(159)	15	33	5	(2)	(35)	(143)
Insurance and investment product fees and other	468	8	10	14	215	45	760

Total revenues	5,786	1,372	733	1,112	665	48	9,716

Benefits and other changes in policy reserves	3,654	390	1,491	196	270	—	6,001
Interest credited	685	—	—	—	156	—	841
Acquisition and operating expenses, net of deferrals	704	238	152	609	155	80	1,938
Amortization of deferred acquisition costs and intangibles	308	58	6	162	75	13	622
Interest expense	103	8	—	51	2	293	457

Total benefits and expenses	5,454	694	1,649	1,018	658	386	9,859

Income (loss) from continuing operations before income taxes	332	678	(916)	94	7	(338)	(143)
Provision (benefit) for income taxes	117	166	(338)	21	(12)	(233)	(279)

Income (loss) from continuing operations	215	512	(578)	73	19	(105)	136
Income from discontinued operations, net of taxes	—	—	—	—	—	45	45

Net income (loss)	215	512	(578)	73	19	(60)	181
Less: net income attributable to noncontrolling interests	—	143	—	—	—	—	143

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$215	$369	$(578)	$73	$19	$(60)	$38

Summary of Revenues for Segments and Corporate and Other Activities

The following is a summary of revenues for our segments and Corporate and Other activities for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Revenues:
U.S. Life Insurance segment:
Life insurance	$494	$373
Long-term care insurance	775	775
Fixed annuities	252	294

U.S. Life Insurance segment’s revenues	1,521	1,442

International Mortgage Insurance segment:
Canada	192	198
Australia	143	133
Other Countries	10	15

International Mortgage Insurance segment’s revenues	345	346

U.S. Mortgage Insurance segment’s revenues	154	188

International Protection segment’s revenues	205	218

Runoff segment’s revenues	43	133

Corporate and Other’s revenues	35	(12)

Total revenues	$2,303	$2,315

The following is a summary of revenues of major product groups for our segments and Corporate and Other activities for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Revenues:
U.S. Life Insurance segment:
Life insurance	$1,926	$2,042	$1,778
Long-term care insurance	3,207	3,002	2,834
Fixed annuities	1,117	1,086	1,174

U.S. Life Insurance segment’s revenues	6,250	6,130	5,786

International Mortgage Insurance segment:
Canada	786	823	796
Australia	567	612	496
Other Countries	55	72	80

International Mortgage Insurance segment’s revenues	1,408	1,507	1,372

U.S. Mortgage Insurance segment’s revenues	676	702	733

International Protection segment’s revenues	822	1,022	1,112

Runoff segment’s revenues	381	525	665

Corporate and Other’s revenues	103	37	48

Total revenues	$9,640	$9,923	$9,716

Summary of Net Operating Income (Loss) Available to Company's Common Stockholders for Segments and Corporate and Other Activities

The following is a summary of net operating income (loss) for our segments and Corporate and Other activities and a reconciliation of net operating income (loss) for our segments and Corporate and Other activities to net income for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
U.S. Life Insurance segment:
Life insurance	$36	$6
Long-term care insurance	20	35
Fixed annuities	29	23

U.S. Life Insurance segment’s net operating income	85	64

International Mortgage Insurance segment:
Canada	42	37
Australia	46	(21)
Other Countries	(7)	(9)

International Mortgage Insurance segment’s net operating income	81	7

U.S. Mortgage Insurance segment’s net operating income (loss)	21	(44)

International Protection segment’s net operating income	6	5

Runoff segment’s net operating income	16	35

Corporate and Other’s net operating loss	(58)	(50)

Net operating income	151	17
Net investment gains (losses), net of taxes and other adjustments	(28)	17
Income (loss) from discontinued operations, net of taxes	(20)	12

Net income available to Genworth’s common stockholders	103	46
Add: net income attributable to noncontrolling interests	38	33

Net income	$141	$79

The following is a summary of net operating income (loss) for our segments and Corporate and Other activities for the years ended December 31:

(Amounts in millions)	2012	2011	2010
U.S. Life Insurance segment:
Life insurance	$107	$211	$106
Long-term care insurance	101	99	121
Fixed annuities	82	78	82

U.S. Life Insurance segment’s net operating income	290	388	309

International Mortgage Insurance segment:
Canada	234	159	176
Australia	142	196	203
Other Countries	(34)	(27)	(17)

International Mortgage Insurance segment’s net operating income	342	328	362

U.S. Mortgage Insurance segment’s net operating loss	(138)	(524)	(599)

International Protection segment’s net operating income	24	91	70

Runoff segment’s net operating income	46	27	23

Corporate and Other’s net operating loss	(209)	(225)	(189)

Net operating income (loss)	355	85	(24)
Net investment gains (losses), net of taxes and other adjustments	(1)	(100)	(89)
Income from discontinued operations, net of taxes	57	36	45
Goodwill impairment, net of taxes	(86)	(19)	—
Gain on sale of business, net of taxes	—	36	—
Net tax benefit related to separation from our former parent	—	—	106

Net income available to Genworth Financial, Inc.’s common stockholders	325	38	38
Add: net income attributable to noncontrolling interests	200	139	143

Net income	$525	$177	$181

Schedule of Revenue, Net Income and Assets by Geographic Location

The following is a summary of geographic region activity as of or for the years ended December 31:

2012
(Amounts in millions)	United States	International	Total
Total revenues	$7,410	$2,230	$9,640

Income (loss) from continuing operations	$(22)	$490	$468

Net income	$35	$490	$525

Segment assets	$100,665	$12,208	$112,873

Assets associated with discontinued operations	$439	$—	$439

Total assets	$101,104	$12,208	$113,312

2011
(Amounts in millions)	United States	International	Total
Total revenues	$7,394	$2,529	$9,923

Income (loss) from continuing operations	$(441)	$582	$141

Net income (loss)	$(405)	$582	$177

Segment assets	$99,663	$12,018	$111,681

Assets associated with discontinued operations	$506	$—	$506

Total assets	$100,169	$12,018	$112,187

2010
(Amounts in millions)	United States	International	Total
Total revenues	$7,232	$2,484	$9,716

Income (loss) from continuing operations	$(449)	$585	$136

Net income (loss)	$(404)	$585	$181

Quarterly Results of Operations (unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Results of Operations

Our unaudited quarterly results of operations for the year ended December 31, 2012 are summarized in the table below.

(Amounts in millions, except per share amounts)	Three months ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Total revenues	$2,315	$2,402	$2,456	$2,467

Total benefits and expenses (1)	$2,233	$2,293	$2,374	$2,134

Income from continuing operations (1)	$67	$82	$59	$260

Income from discontinued operations, net of taxes	$12	$27	$12	$6

Net income (1)	$79	$109	$71	$266

Net income attributable to noncontrolling interests (1)	$33	$33	$36	$98

Net income available to Genworth Financial, Inc.’s common stockholders (1)	$46	$76	$35	$168

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.07	$0.10	$0.05	$0.33

Diluted	$0.07	$0.10	$0.05	$0.33

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.09	$0.16	$0.07	$0.34

Diluted	$0.09	$0.16	$0.07	$0.34

Weighted-average common shares outstanding:
Basic	491.2	491.5	491.7	491.9
Diluted	495.7	493.9	493.9	493.9

(1)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.’s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Our unaudited quarterly results of operations for the year ended December 31, 2011 are summarized in the table below.

(Amounts in millions, except per share amounts)	Three months ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Total revenues	$2,455	$2,532	$2,426	$2,510

Total benefits and expenses	$2,364	$2,669	$2,414	$2,346

Income (loss) from continuing operations	$79	$(138)	$(11)	$211

Income from discontinued operations, net of taxes	$13	$27	$19	$(23)

Net income (loss)	$92	$(111)	$8	$188

Net income attributable to noncontrolling interests	$34	$36	$36	$33

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$58	$(147)	$(28)	$155

Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.09	$(0.36)	$(0.10)	$0.36

Diluted	$0.09	$(0.36)	$(0.10)	$0.36

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.12	$(0.30)	$(0.06)	$0.32

Diluted	$0.12	$(0.30)	$(0.06)	$0.31

Weighted-average common shares outstanding:
Basic (1)	490.1	490.6	490.8	490.9
Diluted (1)	494.4	490.6	490.8	492.7

(1)

As a result of our net loss for the three months ended June 30, 2011 and September 30, 2011, we were required under applicable accounting guidance, to use basic weighted-average common shares outstanding in the calculation of the diluted loss per share, as the inclusion of shares for stock options, RSUs and SARs of 3.7 million and 1.7 million, respectively, would have been antidilutive to the calculation. If we had not incurred a net loss, dilutive potential common shares would have been 494.3 million and 492.5 million, respectively, for the three months ended June 30, 2011 and September 30, 2011.

Discontinued Operations (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Schedule of Discontinued Operations Balance Sheet and Income Statement

The assets and liabilities associated with discontinued operations prior to the sale have been segregated in our consolidated balance sheets. The major assets and liability categories were as follows as of the dates indicated:

(Amounts in millions)	March 31, 2013	December 31, 2012
Assets
Other invested assets	$10	$10
Cash and cash equivalents	22	21
Intangible assets	116	115
Goodwill	247	260
Other assets	44	33

Assets associated with discontinued operations	$439	$439

Liabilities
Other liabilities	$70	$48
Deferred tax liability	16	13

Liabilities associated with discontinued operations	$86	$61

Summary operating results of discontinued operations were as follows for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Revenues	$78	$111

Income (loss) before income taxes	$(19)	$20
Provision for income taxes	1	8

Income (loss) from discontinued operations, net of taxes	$(20)	$12

The assets and liabilities associated with discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major assets and liability categories were as follows as of December 31:

(Amounts in millions)	2012	2011
Assets
Equity securities	$—	$2
Other invested assets	10	—
Cash and cash equivalents	21	45
Intangible assets	115	112
Goodwill	260	295
Other assets	33	52

Assets associated with discontinued operations	$439	$506

Liabilities
Other liabilities	$48	$78
Deferred tax liability	13	2

Liabilities associated with discontinued operations	$61	$80

Summary operating results of discontinued operations were as follows for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Revenues	$387	$428	$352

Income before income taxes	$110	$59	$69
Provision for income taxes	53	23	24

Income from discontinued operations, net of taxes	$57	$36	$45

Condensed Consolidating Financial Information (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Condensed Consolidating Balance Sheet

The following table presents the condensed consolidating balance sheet information as of March 31, 2013:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Assets
Investments
Fixed maturity securities available-for-sale, at fair value	$—	$151	$61,131	$(200)	$61,082
Equity securities available-for-sale, at fair value	—	—	490	—	490
Commercial mortgage loans	—	—	5,866	—	5,866
Restricted commercial mortgage loans related to securitization entities	—	—	324	—	324
Policy loans	—	—	1,606	—	1,606
Other invested assets	—	3	2,981	(2)	2,982
Restricted other invested assets related to securitization entities	—	—	399	—	399
Investments in subsidiaries	16,155	17,473	—	(33,628)	—

Total investments	16,155	17,627	72,797	(33,830)	72,749
Cash and cash equivalents	—	805	2,992	—	3,797
Accrued investment income	—	—	776	(7)	769
Deferred acquisition costs	—	—	5,050	—	5,050
Intangible assets	—	—	346	—	346
Goodwill	—	—	868	—	868
Reinsurance recoverable	—	—	17,211	—	17,211
Other assets	2	261	445	(2)	706
Intercompany notes receivable	—	246	418	(664)	—
Separate account assets	—	—	10,140	—	10,140
Assets associated with discontinued operations	—	—	439	—	439

Total assets	$16,157	$18,939	$111,482	$(34,503)	$112,075

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$—	$—	$33,601	$—	$33,601
Policyholder account balances	—	—	25,886	—	25,886
Liability for policy and contract claims	—	—	7,343	—	7,343
Unearned premiums	—	—	4,193	—	4,193
Other liabilities	1	430	4,609	(12)	5,028
Intercompany notes payable	—	618	246	(864)	—
Borrowings related to securitization entities	—	—	329	—	329
Non-recourse funding obligations	—	—	2,062	—	2,062
Long-term borrowings	—	4,203	563	—	4,766
Deferred tax liability	(66)	(709)	1,907	—	1,132
Separate account liabilities	—	—	10,140	—	10,140
Liabilities associated with discontinued operations	—	—	86	—	86

Total liabilities	(65)	4,542	90,965	(876)	94,566

Stockholders’ equity:
Common stock	1	—	—	—	1
Additional paid-in capital	12,131	9,311	17,326	(26,637)	12,131
Accumulated other comprehensive income (loss)	4,824	4,734	4,819	(9,553)	4,824
Retained earnings	1,966	352	(2,920)	2,568	1,966
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,222	14,397	19,225	(33,622)	16,222
Noncontrolling interests	—	—	1,292	(5)	1,287

Total stockholders’ equity	16,222	14,397	20,517	(33,627)	17,509

Total liabilities and stockholders’ equity	$16,157	$18,939	$111,482	$(34,503)	$112,075

The following table presents the condensed consolidating balance sheet information as of December 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Assets
Investments
Fixed maturity securities available-for-sale, at fair value	$—	$151	$62,210	$(200)	$62,161
Equity securities available-for-sale, at fair value	—	—	518	—	518
Commercial mortgage loans	—	—	5,872	—	5,872
Restricted commercial mortgage loans related to securitization entities	—	—	341	—	341
Policy loans	—	—	1,601	—	1,601
Other invested assets	—	5	3,488	—	3,493
Restricted other invested assets related to securitization entities	—	—	393	—	393
Investments in subsidiaries	16,429	17,725	—	(34,154)	—

Total investments	16,429	17,881	74,423	(34,354)	74,379
Cash and cash equivalents	—	843	2,789	—	3,632
Accrued investment income	—	—	719	(4)	715
Deferred acquisition costs	—	—	5,036	—	5,036
Intangible assets	—	—	366	—	366
Goodwill	—	—	868	—	868
Reinsurance recoverable	—	—	17,230	—	17,230
Other assets	1	294	417	(2)	710
Intercompany notes receivable	—	254	488	(742)	—
Separate account assets	—	—	9,937	—	9,937
Assets associated with discontinued operations	—	—	439	—	439

Total assets	$16,430	$19,272	$112,712	$(35,102)	$113,312

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$—	$—	$33,505	$—	$33,505
Policyholder account balances	—	—	26,262	—	26,262
Liability for policy and contract claims	—	—	7,509	—	7,509
Unearned premiums	—	—	4,333	—	4,333
Other liabilities	1	342	4,901	(5)	5,239
Intercompany notes payable	—	688	254	(942)	—
Borrowings related to securitization entities	—	—	336	—	336
Non-recourse funding obligations	—	—	2,066	—	2,066
Long-term borrowings	—	4,203	573	—	4,776
Deferred tax liability	(64)	(672)	2,243	—	1,507
Separate account liabilities	—	—	9,937	—	9,937
Liabilities associated with discontinued operations	—	—	61	—	61

Total liabilities	(63)	4,561	91,980	(947)	95,531

Stockholders’ equity:
Common stock	1	—	—	—	1
Additional paid-in capital	12,127	9,311	16,777	(26,088)	12,127

Accumulated other comprehensive income (loss)	5,202	5,100	5,197	(10,297)	5,202
Retained earnings	1,863	300	(2,535)	2,235	1,863
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,493	14,711	19,439	(34,150)	16,493
Noncontrolling interests	—	—	1,293	(5)	1,288

Total stockholders’ equity	16,493	14,711	20,732	(34,155)	17,781

Total liabilities and stockholders’ equity	$16,430	$19,272	$112,712	$(35,102)	$113,312

The following table presents the condensed consolidating balance sheet information as of December 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Assets
Investments
Fixed maturity securities available-for-sale, at fair value	$—	$151	$62,210	$(200)	$62,161
Equity securities available-for-sale, at fair value	—	—	518	—	518
Commercial mortgage loans	—	—	5,872	—	5,872
Restricted commercial mortgage loans related to securitization entities	—	—	341	—	341
Policy loans	—	—	1,601	—	1,601
Other invested assets	—	5	3,488	—	3,493
Restricted other invested assets related to securitization entities	—	—	393	—	393
Investments in subsidiaries	16,429	17,725	—	(34,154)	—

Total investments	16,429	17,881	74,423	(34,354)	74,379

Cash and cash equivalents	—	843	2,789	—	3,632
Accrued investment income	—	—	719	(4)	715
Deferred acquisition costs	—	—	5,036	—	5,036
Intangible assets	—	—	366	—	366
Goodwill	—	—	868	—	868
Reinsurance recoverable	—	—	17,230	—	17,230
Other assets	1	294	417	(2)	710
Intercompany notes receivable	—	254	488	(742)	—
Separate account assets	—	—	9,937	—	9,937
Assets associated with discontinued operations	—	—	439	—	439

Total assets	$16,430	$19,272	$112,712	$(35,102)	$113,312

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$—	$—	$33,505	$—	$33,505
Policyholder account balances	—	—	26,262	—	26,262
Liability for policy and contract claims	—	—	7,509	—	7,509
Unearned premiums	—	—	4,333	—	4,333
Other liabilities	1	342	4,901	(5)	5,239
Intercompany notes payable	—	688	254	(942)	—
Borrowings related to securitization entities	—	—	336	—	336
Non-recourse funding obligations	—	—	2,066	—	2,066
Long-term borrowings	—	4,203	573	—	4,776
Deferred tax liability	(64)	(672)	2,243	—	1,507
Separate account liabilities	—	—	9,937	—	9,937
Liabilities associated with discontinued operations	—	—	61	—	61

Total liabilities	(63)	4,561	91,980	(947)	95,531

Stockholders’ equity:
Common stock	1	—	—	—	1
Additional paid-in capital	12,127	9,311	16,777	(26,088)	12,127
Accumulated other comprehensive income (loss)	5,202	5,100	5,197	(10,297)	5,202
Retained earnings	1,863	300	(2,535)	2,235	1,863
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,493	14,711	19,439	(34,150)	16,493
Noncontrolling interests	—	—	1,293	(5)	1,288

Total stockholders’ equity	16,493	14,711	20,732	(34,155)	17,781

Total liabilities and stockholders’ equity	$16,430	$19,272	$112,712	$(35,102)	$113,312

The following table presents the condensed consolidating balance sheet information as of December 31, 2011:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Assets
Fixed maturity securities available-for-sale, at fair value	$—	$11	$58,484	$(200)	$58,295
Equity securities available-for-sale, at fair value	—	—	359	—	359
Commercial mortgage loans	—	—	6,092	—	6,092
Restricted commercial mortgage loans related to securitization entities	—	—	411	—	411
Policy loans	—	—	1,549	—	1,549
Other invested assets	—	64	4,761	(6)	4,819
Restricted other invested assets related to securitization entities	—	—	377	—	377
Investments in subsidiaries	14,961	16,599	—	(31,560)	—

Total investments	14,961	16,674	72,033	(31,766)	71,902

Cash and cash equivalents	—	907	3,536	—	4,443
Accrued investment income	—	—	695	(4)	691
Deferred acquisition costs	—	—	5,193	—	5,193
Intangible assets	—	—	468	—	468
Goodwill	—	—	958	—	958
Reinsurance recoverable	—	—	16,998	—	16,998
Other assets	—	346	562	(2)	906
Intercompany notes receivable	—	223	430	(653)	—
Separate account assets	—	—	10,122	—	10,122
Assets associated with discontinued operations	—	—	506	—	506

Total assets	$14,961	$18,150	$111,501	$(32,425)	$112,187

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$—	$—	$32,175	$—	$32,175
Policyholder account balances	—	—	26,345	—	26,345
Liability for policy and contract claims	—	—	7,620	—	7,620
Unearned premiums	—	—	4,223	—	4,223
Other liabilities	1	464	5,847	(11)	6,301
Intercompany notes payable	—	630	223	(853)	—
Borrowings related to securitization entities	—	—	396	—	396
Non-recourse funding obligations	—	—	3,256	—	3,256
Long-term borrowings	—	4,165	561	—	4,726
Deferred tax liability	(61)	(404)	1,276	—	811
Separate account liabilities	—	—	10,122	—	10,122
Liabilities associated with discontinued operations	—	—	80	—	80

Total liabilities	(60)	4,855	92,124	(864)	96,055

Stockholders’ equity:
Common stock	1	—	—	—	1
Additional paid-in capital	12,136	9,329	16,749	(26,078)	12,136
Accumulated other comprehensive income (loss)	4,047	3,995	4,040	(8,035)	4,047
Retained earnings	1,537	(29)	(2,527)	2,557	1,538
Treasury stock, at cost	(2,700)	—	—	—	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,021	13,295	18,262	(31,556)	15,022
Noncontrolling interests	—	—	1,115	(5)	1,110

Total stockholders’ equity	15,021	13,295	19,377	(31,561)	16,132

Total liabilities and stockholders’ equity	$14,961	$18,150	$111,501	$(32,425)	$112,187

Condensed Consolidated Income Statement

The following table presents the condensed consolidating income statement information for the three months ended March 31, 2013:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$1,261	$—	$1,261
Net investment income	—	—	818	(4)	814
Net investment gains (losses)	—	(4)	(57)	—	(61)
Insurance and investment product fees and other	—	—	290	(1)	289

Total revenues	—	(4)	2,312	(5)	2,303

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	1,201	—	1,201
Interest credited	—	—	184	—	184
Acquisition and operating expenses, net of deferrals	—	—	433	—	433
Amortization of deferred acquisition costs and intangibles	—	—	122	—	122
Interest expense	—	80	51	(5)	126

Total benefits and expenses	—	80	1,991	(5)	2,066

Income from continuing operations before income taxes and equity in income of subsidiaries	—	(84)	321	—	237
Provision for income taxes	—	(39)	115	—	76
Equity in income of subsidiaries	103	122	—	(225)	—

Loss from continuing operations	103	77	206	(225)	161
Loss from discontinued operations, net of taxes	—	(5)	(15)	—	(20)

Net income	103	72	191	(225)	141
Less: net income attributable to noncontrolling interests	—	—	38	—	38

Net income available to Genworth Financial, Inc.’s common stockholders	$103	$72	$153	$(225)	$103

The following table presents the condensed consolidating income statement information for the three months ended March 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$1,106	$—	$1,106
Net investment income	—	—	836	(4)	832
Net investment gains (losses)	—	(22)	59	—	37
Insurance and investment product fees and other	—	(1)	342	(1)	340

Total revenues	—	(23)	2,343	(5)	2,315

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	1,232	—	1,232
Interest credited	—	—	195	—	195
Acquisition and operating expenses, net of deferrals	3	—	437	—	440
Amortization of deferred acquisition costs and intangibles	—	—	271	—	271
Interest expense	—	69	30	(4)	95

Total benefits and expenses	3	69	2,165	(4)	2,233

Income (loss) from continuing operations before income taxes and equity in income of subsidiaries	(3)	(92)	178	(1)	82
Provision (benefit) for income taxes	(1)	(30)	46	—	15
Equity in income of subsidiaries	48	125	—	(173)	—

Income from continuing operations	46	63	132	(174)	67
Income from discontinued operations, net of taxes	—	—	12	—	12

Net income	46	63	144	(174)	79
Less: net income attributable to noncontrolling interests	—	—	33	—	33

Net income available to Genworth Financial, Inc.’s common stockholders	$46	$63	$111	$(174)	$46

The following table presents the condensed consolidating income statement information for the year ended December 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$5,041	$—	$5,041
Net investment income	—	1	3,357	(15)	3,343
Net investment gains (losses)	—	(29)	56	—	27
Insurance and investment product fees and other	—	(1)	1,234	(4)	1,229

Total revenues	—	(29)	9,688	(19)	9,640

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	5,378	—	5,378
Interest credited	—	—	775	—	775
Acquisition and operating expenses, net of deferrals	7	8	1,579	—	1,594
Amortization of deferred acquisition costs and intangibles	—	—	722	—	722
Goodwill impairment	—	—	89	—	89
Interest expense	—	315	179	(18)	476

Total benefits and expenses	7	323	8,722	(18)	9,034

Income from continuing operations before income taxes and equity in income of subsidiaries	(7)	(352)	966	(1)	606
Provision (benefit) for income taxes	(3)	(110)	251	—	138
Equity in income of subsidiaries	329	636	(38)	(927)	—

Income from continuing operations	325	394	677	(928)	468
Income from discontinued operations, net of taxes	—	—	57	—	57

Net income	325	394	734	(928)	525
Less: net income attributable to noncontrolling interests	—	—	200	—	200

Net income available to Genworth Financial, Inc.’s common stockholders	$325	$394	$534	$(928)	$325

The following table presents the condensed consolidating income statement information for the year ended December 31, 2011:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$5,688	$—	$5,688
Net investment income	—	2	3,393	(15)	3,380
Net investment gains (losses)	—	(18)	(177)	—	(195)
Insurance and investment product fees and other	—	2	1,053	(5)	1,050

Total revenues	—	(14)	9,957	(20)	9,923

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	5,941	—	5,941
Interest credited	—	—	794	—	794
Acquisition and operating expenses, net of deferrals	32	1	1,900	(3)	1,930
Amortization of deferred acquisition costs and intangibles	—	—	593	—	593
Goodwill impairment	—	—	29	—	29
Interest expense	—	325	198	(17)	506

Total benefits and expenses	32	326	9,455	(20)	9,793

Income from continuing operations before income taxes and equity in income of subsidiaries	(32)	(340)	502	—	130
Provision (benefit) for income taxes	(11)	(120)	120	—	(11)
Equity in income of subsidiaries	59	769	—	(828)	—

Income from continuing operations	38	549	382	(828)	141
Income from discontinued operations, net of taxes	—	—	36	—	36

Net income	38	549	418	(828)	177
Less: net income attributable to noncontrolling interests	—	—	139	—	139

Net income available to Genworth Financial, Inc.’s common stockholders	$38	$549	$279	$(828)	$38

The following table presents the condensed consolidating income statement information for the year ended December 31, 2010:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Revenues:
Premiums	$—	$—	$5,833	$—	$5,833
Net investment income	—	4	3,278	(16)	3,266
Net investment gains (losses)	—	(4)	(139)	—	(143)
Insurance and investment product fees and other	—	7	757	(4)	760

Total revenues	—	7	9,729	(20)	9,716

Benefits and expenses:
Benefits and other changes in policy reserves	—	—	6,001	—	6,001
Interest credited	—	—	841	—	841
Acquisition and operating expenses, net of deferrals	41	1	1,898	(2)	1,938
Amortization of deferred acquisition costs and intangibles	—	—	622	—	622
Interest expense	—	284	191	(18)	457

Total benefits and expenses	41	285	9,553	(20)	9,859

Income from continuing operations before income taxes and equity in income of subsidiaries	(41)	(278)	176	—	(143)
Provision (benefit) for income taxes	(14)	(132)	(133)	—	(279)
Equity in income of subsidiaries	65	804	—	(869)	—

Income from continuing operations	38	658	309	(869)	136
Income from discontinued operations, net of taxes	—	—	45	—	45

Net income	38	658	354	(869)	181
Less: net income attributable to noncontrolling interests	—	—	143	—	143

Net income available to Genworth Financial, Inc.’s common stockholders	$38	$658	$211	$(869)	$38

Condensed Consolidating Statement of Comprehensive Income

The following table presents the condensed consolidating comprehensive income statement information for the three months ended March 31, 2013:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$103	$72	$191	$(225)	$141
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(221)	(227)	(217)	448	(217)
Net unrealized gains (losses) on other-than-temporarily impaired securities	26	26	26	(52)	26
Derivatives qualifying as hedges	(110)	(110)	(110)	220	(110)
Foreign currency translation and other adjustments	(73)	(55)	(104)	128	(104)

Total other comprehensive income (loss)	(378)	(366)	(405)	744	(405)

Total comprehensive income (loss)	(275)	(294)	(214)	519	(264)
Less: comprehensive income attributable to noncontrolling interests	—	—	11	—	11

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$(275)	$(294)	$(225)	$519	$(275)

The following table presents the condensed consolidating comprehensive income statement information for the three months ended March 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$46	$63	$144	$(174)	$79
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(179)	(184)	(185)	363	(185)
Net unrealized gains (losses) on other-than-temporarily impaired securities	21	21	22	(43)	21
Derivatives qualifying as hedges	(329)	(329)	(328)	657	(329)
Foreign currency translation and other adjustments	96	82	116	(178)	116

Total other comprehensive income (loss)	(391)	(410)	(375)	799	(377)

Total comprehensive income (loss)	(345)	(347)	(231)	625	(298)
Less: comprehensive income attributable to noncontrolling interests	—	—	47	—	47

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$(345)	$(347)	$(278)	$625	$(345)

The following table presents the condensed consolidating comprehensive income statement information for the year ended December 31, 2012:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$325	$394	$734	$(928)	$525
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,075	1,046	1,078	(2,121)	1,078
Net unrealized gains (losses) on other-than-temporarily impaired securities	78	78	78	(156)	78
Derivatives qualifying as hedges	(100)	(100)	(98)	198	(100)
Foreign currency translation and other adjustments	102	81	126	(183)	126

Total other comprehensive income (loss)	1,155	1,105	1,184	(2,262)	1,182

Total comprehensive income (loss)	1,480	1,499	1,918	(3,190)	1,707
Less: comprehensive income attributable to noncontrolling interests	—	—	227	—	227

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$1,480	$1,499	$1,691	$(3,190)	$1,480

The following table presents the condensed consolidating comprehensive income statement information for the year ended December 31, 2011:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$38	$549	$418	$(828)	$177
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,576	1,487	1,616	(3,064)	1,615
Net unrealized gains (losses) on other-than-temporarily impaired securities	(11)	(11)	(10)	21	(11)
Derivatives qualifying as hedges	1,085	1,085	1,080	(2,165)	1,085
Foreign currency translation and other adjustments	(109)	(162)	(134)	270	(135)

Total other comprehensive income (loss)	2,541	2,399	2,552	(4,938)	2,554

Total comprehensive income (loss)	2,579	2,948	2,970	(5,766)	2,731
Less: comprehensive income attributable to noncontrolling interests	—	—	152	—	152

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$2,579	$2,948	$2,818	$(5,766)	$2,579

The following table presents the condensed consolidating comprehensive income statement information for the year ended December 31, 2010:

(Amounts in millions)	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Net income	$38	$658	$354	$(869)	$181
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	939	953	949	(1,891)	950
Net unrealized gains (losses) on other-than-temporarily impaired securities	126	123	125	(248)	126
Derivatives qualifying as hedges	122	122	114	(236)	122
Foreign currency translation and other adjustments	231	235	285	(465)	286

Total other comprehensive income (loss)	1,418	1,433	1,473	(2,840)	1,484

Total comprehensive income (loss)	1,456	2,091	1,827	(3,709)	1,665
Less: comprehensive income attributable to noncontrolling interests	—	—	209	—	209

Total comprehensive income (loss) available to Genworth Financial, Inc.’s common stockholders	$1,456	$2,091	$1,618	$(3,709)	$1,456

Condensed Consolidating Statement of Cash Flows

The following table presents the condensed consolidating cash flow statement information for the three months ended March 31, 2013:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$103	$72	$191	$(225)	$141
Less loss from discontinued operations, net of taxes	—	5	15	—	20
Adjustments to reconcile net income to net cash from operating activities:
Equity in income from subsidiaries	(103)	(122)	—	225	—
Dividends from subsidiaries	—	11	(11)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(5)	—	(5)
Net investment losses (gains)	—	4	57	—	61
Charges assessed to policyholders	—	—	(202)	—	(202)
Acquisition costs deferred	—	—	(105)	—	(105)
Amortization of deferred acquisition costs and intangibles	—	—	122	—	122
Deferred income taxes	—	(47)	(135)	—	(182)
Net increase (decrease) in trading securities, held- for-sale investments and derivative instruments	—	(3)	(24)	—	(27)
Stock-based compensation expense	—	—	9	—	9
Change in certain assets and liabilities:
Accrued investment income and other assets	—	74	(120)	4	(42)
Insurance reserves	—	—	541	—	541
Current tax liabilities	—	43	159	—	202
Other liabilities and other policy-related balances	—	17	(485)	(6)	(474)
Cash from operating activities—discontinued operations	—	(5)	6	—	1

Net cash from operating activities	—	49	13	(2)	60

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	1,212	—	1,212
Commercial mortgage loans	—	—	212	—	212
Restricted commercial mortgage loans related to securitization entities	—	—	17	—	17
Proceeds from sales of investments:
Fixed maturity and equity securities	—	—	1,310	—	1,310
Purchases and originations of investments:
Fixed maturity and equity securities	—	—	(2,069)	—	(2,069)
Commercial mortgage loans	—	—	(203)	—	(203)
Other invested assets, net	—	—	(28)	2	(26)
Policy loans, net	—	—	—	—	—
Intercompany notes receivable	—	8	70	(78)	—
Capital contributions to subsidiaries	—	(22)	22	—	—
Cash from investing activities—discontinued operations	—	—	—	—	—

Net cash from investing activities	—	(14)	543	(76)	453

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	445	—	445
Withdrawals from universal life and investment contracts	—	—	(678)	—	(678)
Redemption and repurchase of non-recourse funding obligations	—	—	(4)	—	(4)
Repayment of borrowings related to securitization entities	—	—	(17)	—	(17)

Dividends paid to noncontrolling interests	—	—	(13)	—	(13)
Proceeds from intercompany notes payable	—	(70)	(8)	78	—
Other, net	—	(3)	(29)	—	(32)
Cash from financing activities—discontinued operations	—	—	—	—	—

Net cash from financing activities	—	(73)	(304)	78	(299)

Effect of exchange rate changes on cash and cash equivalents	—	—	(48)	—	(48)

Net change in cash and cash equivalents	—	(38)	204	—	166
Cash and cash equivalents at beginning of period	—	843	2,810	—	3,653

Cash and cash equivalents at end of period	—	805	3,014	—	3,819
Less cash and cash equivalents of discontinued operations at end of period	—	—	22	—	22

Cash and cash equivalents of continuing operations at end of period	$—	$805	$2,992	$—	$3,797

The following table presents the condensed consolidating cash flow statement information for the three months ended March 31, 2012:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$46	$63	$144	$(174)	$79
Less income from discontinued operations, net of taxes	—	—	(12)	—	(12)
Adjustments to reconcile net income to net cash from operating activities:
Equity in income from subsidiaries	(48)	(125)	—	173	—
Dividends from subsidiaries	—	10	(10)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(19)	—	(19)
Net investment losses (gains)	—	22	(59)	—	(37)
Charges assessed to policyholders	—	—	(187)	—	(187)
Acquisition costs deferred	—	—	(154)	—	(154)
Amortization of deferred acquisition costs and intangibles	—	—	271	—	271
Deferred income taxes	(1)	(17)	39	—	21
Net increase (decrease) in trading securities, held- for-sale investments and derivative instruments	—	(6)	(39)	—	(45)
Stock-based compensation expense	3	—	6	—	9
Change in certain assets and liabilities:
Accrued investment income and other assets	—	(19)	(77)	(3)	(99)
Insurance reserves	—	—	369	—	369
Current tax liabilities	—	176	(263)	—	(87)
Other liabilities and other policy-related balances	—	37	(413)	6	(370)
Cash from operating activities—discontinued operations	—	—	9	—	9

Net cash from operating activities	—	141	(395)	2	(252)

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	969	—	969
Commercial mortgage loans	—	—	142	—	142
Restricted commercial mortgage loans related to securitization entities	—	—	14	—	14
Proceeds from sales of investments:
Fixed maturity and equity securities	—	—	1,717	—	1,717
Purchases and originations of investments:
Fixed maturity and equity securities	—	(100)	(2,949)	—	(3,049)
Commercial mortgage loans	—	—	(81)	—	(81)
Other invested assets, net	—	—	438	(2)	436
Policy loans, net	—	—	(6)	—	(6)
Intercompany notes receivable	—	1	20	(21)	—
Cash from investing activities—discontinued operations	—	(18)	—	—	(18)

Net cash from investing activities	—	(117)	264	(23)	124

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	662	—	662
Withdrawals from universal life and investment contracts	—	—	(600)	—	(600)
Redemption and repurchase of non-recourse funding obligations	—	—	(563)	—	(563)
Proceeds from the issuance of long-term debt	—	361	—	—	361
Repayment of borrowings related to securitization entities	—	—	(19)	—	(19)
Dividends paid to noncontrolling interests	—	—	(12)	—	(12)
Proceeds from intercompany notes payable	—	(20)	(1)	21	—
Other, net	—	—	(17)	—	(17)
Cash from financing activities—discontinued operations	—	—	(1)	—	(1)

Net cash from financing activities	—	341	(551)	21	(189)

Effect of exchange rate changes on cash and cash equivalents	—	—	16	—	16

Net change in cash and cash equivalents	—	365	(666)	—	(301)
Cash and cash equivalents at beginning of period	—	907	3,581	—	4,488

Cash and cash equivalents at end of period	—	1,272	2,915	—	4,187
Less cash and cash equivalents of discontinued operations at end of period	—	—	35	—	35

Cash and cash equivalents of continuing operations at end of period	$—	$1,272	$2,880	$—	$4,152

The following table presents the condensed consolidating cash flow statement information for the year ended December 31, 2012:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$325	$394	$734	$(928)	$525
Less income from discontinued operations, net of taxes	—	—	(57)	—	(57)
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	(329)	(636)	38	927	—
Dividends from subsidiaries	—	545	(545)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(88)	—	(88)
Net investment losses (gains)	—	29	(56)	—	(27)
Charges assessed to policyholders	—	—	(801)	—	(801)
Acquisition costs deferred	—	—	(611)	—	(611)
Amortization of deferred acquisition costs and intangibles	—	—	722	—	722
Goodwill impairment	—	—	89	—	89
Deferred income taxes	(3)	(274)	359	—	82
Net increase (decrease) in trading securities, held-for-sale investments and derivative instruments	—	(27)	218	—	191
Stock-based compensation expense	7	16	3	—	26
Change in certain assets and liabilities:
Accrued investment income and other assets	—	53	(122)	1	(68)
Insurance reserves	—	—	2,330	—	2,330
Current tax liabilities	—	(43)	(191)	—	(234)
Other liabilities and other policy-related balances	—	10	(1,181)	5	(1,166)
Cash from operating activities—discontinued operations	—	—	49	—	49

Net cash from operating activities	—	67	890	5	962

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	5,176	—	5,176
Commercial mortgage loans	—	—	891	—	891
Restricted commercial mortgage loans related to securitization entities	—	—	67	—	67
Proceeds from sales of investments:
Fixed maturity and equity securities	—	10	5,725	—	5,735
Purchases and originations of investments:
Fixed maturity and equity securities	—	(150)	(12,172)	—	(12,322)
Commercial mortgage loans	—	—	(692)	—	(692)
Other invested assets, net	—	30	391	(5)	416
Policy loans, net	—	—	(29)	—	(29)
Intercompany notes receivable	—	(31)	(58)	89	—
Capital contributions to subsidiaries	—	(20)	20	—	—
Proceeds from sale of a subsidiary, net of cash transferred	—	—	77	—	77
Cash from investing activities—discontinued operations	—	(18)	(23)	—	(41)

Net cash from investing activities	—	(179)	(627)	84	(722)

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	2,810	—	2,810
Withdrawals from universal life and investment contracts	—	—	(2,781)	—	(2,781)
Redemption and repurchase of non-recourse funding obligations	—	—	(1,056)	—	(1,056)
Proceeds from the issuance of long-term debt	—	361	—	—	361
Repayment and repurchase of long-term debt	—	(322)	—	—	(322)
Repayment of borrowings related to securitization entities	—	—	(72)	—	(72)
Proceeds from intercompany notes payable	—	58	31	(89)	—
Dividends paid to noncontrolling interests	—	—	(50)	—	(50)
Other, net	—	(49)	103	—	54
Cash from financing activities—discontinued operations	—	—	(45)	—	(45)

Net cash from financing activities	—	48	(1,060)	(89)	(1,101)

Effect of exchange rate changes on cash and cash equivalents	—	—	26	—	26

Net change in cash and cash equivalents	—	(64)	(771)	—	(835)
Cash and cash equivalents at beginning of period	—	907	3,581	—	4,488

Cash and cash equivalents at end of period	—	843	2,810	—	3,653
Less cash and cash equivalents of discontinued operations at end of period	—	—	21	—	21

Cash and cash equivalents of continuing operations at end of period	$—	$843	$2,789	$—	$3,632

The following table presents the condensed consolidating cash flow statement information for the year ended December 31, 2011:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$38	$549	$418	$(828)	$177
Less income from discontinued operations, net of taxes	—	—	(36)	—	(36)
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	(59)	(769)	—	828	—
Dividends from subsidiaries	—	478	(478)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(77)	—	(77)
Net investment losses (gains)	—	18	177	—	195
Charges assessed to policyholders	—	—	(690)	—	(690)
Acquisition costs deferred	—	—	(637)	—	(637)
Amortization of deferred acquisition costs and intangibles	—	—	593	—	593
Goodwill impairment	—	—	29	—	29
Deferred income taxes	(11)	(115)	(224)	—	(350)
Gain on sale of subsidiary	—	—	(36)	—	(36)
Net increase (decrease) in trading securities, held-for-sale investments and derivative instruments	—	(47)	1,498	—	1,451
Stock-based compensation expense	32	—	(1)	—	31
Change in certain assets and liabilities:
Accrued investment income and other assets	—	28	(203)	1	(174)
Insurance reserves	—	—	2,507	—	2,507
Current tax liabilities	—	22	123	—	145
Other liabilities and other policy-related balances	—	62	(151)	16	(73)
Cash from operating activities—discontinued operations	—	—	70	—	70

Net cash from operating activities	—	226	2,882	17	3,125

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	5,233	—	5,233
Commercial mortgage loans	—	—	912	—	912
Restricted commercial mortgage loans related to securitization entities	—	—	96	—	96
Proceeds from sales of investments:
Fixed maturity and equity securities	—	201	6,083	—	6,284
Purchases and originations of investments:
Fixed maturity and equity securities	—	(10)	(11,875)	—	(11,885)
Commercial mortgage loans	—	—	(300)	—	(300)
Other invested assets, net	—	(30)	(482)	(17)	(529)
Policy loans, net	—	—	(79)	—	(79)
Intercompany notes receivable	—	(66)	13	53	—
Capital contributions to subsidiaries	—	(15)	15	—	—
Proceeds from sale of a subsidiary, net of cash transferred	—	—	211	—	211
Payments for businesses purchased, net of cash acquired	—	2	(5)	—	(3)
Cash from investing activities—discontinued operations	—	—	1	—	1

Net cash from investing activities	—	82	(177)	36	(59)

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	2,664	—	2,664
Withdrawals from universal life and investment contracts	—	—	(3,688)	—	(3,688)
Redemption and repurchase of non-recourse funding obligations	—	—	(130)	—	(130)
Proceeds from the issuance of long-term debt	—	397	148	—	545
Repayment and repurchase of long-term debt	—	(760)	—	—	(760)
Repayment of borrowings related to securitization entities	—	—	(96)	—	(96)
Proceeds from intercompany notes payable	—	(13)	66	(53)	—
Repurchase of subsidiary shares	—	—	(71)	—	(71)
Dividends paid to noncontrolling interests	—	—	(67)	—	(67)
Other, net	—	162	(136)	—	26
Cash from financing activities—discontinued operations	—	—	(64)	—	(64)

Net cash from financing activities	—	(214)	(1,374)	(53)	(1,641)

Effect of exchange rate changes on cash and cash equivalents	—	—	(69)	—	(69)

Net change in cash and cash equivalents	—	94	1,262	—	1,356
Cash and cash equivalents at beginning of period	—	813	2,319	—	3,132

Cash and cash equivalents at end of period	—	907	3,581	—	4,488
Less cash and cash equivalents of discontinued operations at end of period	—	—	45	—	45

Cash and cash equivalents of continuing operations at end of period	$—	$907	$3,536	$—	$4,443

The following table presents the condensed consolidating cash flow statement information for the year ended December 31, 2010:

	Parent Guarantor	Issuer	All Other Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$38	$658	$354	$(869)	$181
Less income from discontinued operations, net of taxes	—	—	(45)	—	(45)
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	(65)	(804)	—	869	—
Dividends from subsidiaries	—	342	(342)	—	—
Amortization of fixed maturity discounts and premiums and limited partnerships	—	—	(55)	—	(55)
Net investment losses (gains)	—	4	139	—	143
Charges assessed to policyholders	—	—	(506)	—	(506)
Acquisition costs deferred	—	—	(587)	—	(587)
Amortization of deferred acquisition costs and intangibles	—	—	622	—	622
Deferred income taxes	(14)	(67)	(256)	—	(337)
Net increase (decrease) in trading securities, held-for-sale investments and derivative instruments	—	(93)	(7)	—	(100)
Stock-based compensation expense	41	—	3	—	44
Change in certain assets and liabilities:
Accrued investment income and other assets	—	—	(34)	3	(31)
Insurance reserves	—	—	2,413	—	2,413
Current tax liabilities	—	19	(192)	—	(173)
Other liabilities and other policy-related balances	—	31	(306)	4	(271)
Cash from operating activities—discontinued operations	—	—	38	—	38

Net cash from operating activities	—	90	1,239	7	1,336

Cash flows from investing activities:
Proceeds from maturities and repayments of investments:
Fixed maturity securities	—	—	4,589	—	4,589
Commercial mortgage loans	—	—	769	—	769
Restricted commercial mortgage loans related to securitization entities	—	—	52	—	52
Proceeds from sales of investments:
Fixed maturity and equity securities	—	—	4,643	—	4,643
Purchases and originations of investments:
Fixed maturity and equity securities	—	(201)	(13,002)	(33)	(13,236)
Commercial mortgage loans	—	—	(105)	—	(105)
Other invested assets, net	—	—	1,587	(7)	1,580
Policy loans, net	—	—	(68)	—	(68)
Intercompany notes receivable	—	(35)	(26)	61	—
Capital contributions to subsidiaries	—	(203)	203	—	—
Payments for businesses purchased, net of cash acquired	—	(40)	—	—	(40)
Cash from investing activities—discontinued operations	—	—	1	—	1

Net cash from investing activities	—	(479)	(1,357)	21	(1,815)

Cash flows from financing activities:
Deposits to universal life and investment contracts	—	—	2,737	—	2,737
Withdrawals from universal life and investment contracts	—	—	(4,429)	—	(4,429)
Redemption and repurchase of non-recourse funding obligations	—	—	(6)	—	(6)
Proceeds from the issuance of long-term debt	—	793	411	—	1,204
Repayment and repurchase of long-term debt	—	(6)	—	—	(6)
Repayment of borrowings related to securitization entities	—	—	(61)	—	(61)
Repayment of borrowings from subsidiaries	—	(33)	—	33	—
Proceeds from intercompany notes payable	—	26	35	(61)	—
Repurchase of subsidiary shares	—	—	(131)	—	(131)
Dividends paid to noncontrolling interests	—	—	(43)	—	(43)
Other, net	—	(967)	220	—	(747)
Cash from financing activities—discontinued operations	—	—	(30)	—	(30)

Net cash from financing activities	—	(187)	(1,297)	(28)	(1,512)

Effect of exchange rate changes on cash and cash equivalents	—	91	30	—	121

Net change in cash and cash equivalents	—	(485)	(1,385)	—	(1,870)
Cash and cash equivalents at beginning of period	—	1,298	3,704	—	5,002

Cash and cash equivalents at end of period	—	813	2,319	—	3,132
Less cash and cash equivalents of discontinued operations at end of period	—	—	38	—	38

Cash and cash equivalents of continuing operations at end of period	$—	$813	$2,281	$—	$3,094

Nature of Business, Formation of Genworth and Basis of Presentation (Tables)	3 Months Ended
Mar. 31, 2013
Summary of Impact on Consolidated Balance Sheet and Consolidated Statement of Income

The following table summarizes the impact on our consolidated balance sheet as of December 31, 2012 to reflect the recording of a liability for premiums received on the delinquent loans expected to be refunded upon claim in our U.S. mortgage insurance business:

(Amounts in millions)	As previously reported (1)	Premium restatement	As restated
Liabilities and stockholders’ equity
Liabilities:
Other liabilities	$5,171	$68	$5,239
Deferred tax liability	$1,531	$(24)	$1,507
Total liabilities	$95,487	$44	$95,531
Stockholders’ equity:
Retained earnings	$1,907	$(44)	$1,863
Total Genworth’s stockholders’ equity	$16,537	$(44)	$16,493

(1)	Previously reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 10 for additional information on discontinued operations.

The following table summarizes the impact on our consolidated statement of income for the three months ended March 31, 2012 to reflect the recording of a liability for premiums received on the delinquent loans expected to be refunded upon claim in our U.S. mortgage insurance business:

(Amounts in millions)	As previously reported (1)	Premium restatement	As restated
Premiums	$1,107	$(1)	$1,106
Total revenues	$2,316	$(1)	$2,315
Income from continuing operations before income taxes	$83	$(1)	$82
Income from continuing operations	$68	$(1)	$67
Net income	$80	$(1)	$79
Net income available to Genworth’s common stockholders	$47	$(1)	$46
Net income available to Genworth’s common stockholders per common share:
Basic	$0.09	$—	$0.09
Diluted	$0.09	$—	$0.09

(1)	Previously reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 10 for additional information on discontinued operations.

Changes in Other Comprehensive Income (Loss) (Tables)	3 Months Ended
Mar. 31, 2013
Component of Changes in OCI, net of Taxes

The following tables show the changes in OCI, net of taxes, by component as of and for the periods indicated:

(Amounts in millions)	Net unrealized investment gains (losses) (1)	Derivatives qualifying as hedges (2)	Foreign currency translation and other adjustments (3)	Total
Balances as of January 1, 2013	$2,638	$1,909	$655	$5,202
OCI before reclassifications	(216)	(102)	(104)	(422)
Amounts reclassified from OCI	25	(8)	—	17

Current period OCI	(191)	(110)	(104)	(405)

Balance as of March 31, 2013 before noncontrolling interests	2,447	1,799	551	4,797

Less: change in OCI attributable to noncontrolling interests	4	—	(31)	(27)

Balances as of March 31, 2013	$2,443	$1,799	$582	$4,824

(1)	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
(2)	See note 5 for additional information.
(3)

Balance included $26 million, net of $13 million of taxes, related to a net unrecognized postretirement benefit obligation as of March 31, 2013. Amount also included $52 million of taxes related to foreign currency translation adjustments as of March 31, 2013.

(Amounts in millions)	Net unrealized investment gains (losses) (1)	Derivatives qualifying as hedges (2)	Foreign currency translation and other adjustments (3)	Total
Balances as of January 1, 2012	$1,485	$2,009	$553	$4,047
OCI before reclassifications	(164)	(322)	116	(370)
Amounts reclassified from OCI	—	(7)	—	(7)

Current period OCI	(164)	(329)	116	(377)

Balance as of March 31, 2012 before noncontrolling interests	1,321	1,680	669	3,670

Less: change in OCI attributable to noncontrolling interests	(6)	—	20	14

Balances as of March 31, 2012	$1,327	$1,680	$649	$3,656

(1)	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
(2)	See note 5 for additional information.
(3)

Balance included $20 million, net of $11 million of taxes, related to a net unrecognized postretirement benefit obligation as of March 31, 2012. Amount also included $48 million of taxes related to foreign currency translation adjustments as of March 31, 2012.

Reclassifications out of Accumulated Other Comprehensive Income (Loss) net of Taxes

The following table shows reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the periods presented:

	Amount reclassified from accumulated other comprehensive income		Affected line item in the consolidated statements of income
	Three months ended March 31,
(Amounts in millions)	2013	2012
Net unrealized investment gains (losses):
Unrealized gains (losses) on investments (1)	$38	$—	Net investment gains (losses)
Provision for income taxes	(13)	—	Provision for income taxes

Total	$25	$—

Derivatives qualifying as hedges:
Interest rate swaps hedging assets	$(9)	$(9)	Net investment income
Interest rate swaps hedging assets	—	(1)	Net investment gains (losses)
Interest rate swaps hedging liabilities	(1)	—	Interest expense
Inflation indexed swaps	(3)	—	Net investment income
Provision for income taxes	5	3	Provision for income taxes

Total	$(8)	$(7)

(1)	Amounts exclude adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves.

Nature of Business and Formation of Genworth - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended
	Mar. 27, 2013	Apr. 02, 2012
Organization and Nature of Operations [Line Items]
Proceeds from sale of business	$ 412	$ 79

Summary of Significant Accounting Policies - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended			12 Months Ended						12 Months Ended
	Mar. 27, 2013	Apr. 02, 2012	Jul. 02, 2010	Dec. 31, 2012 M D	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Effect of DAC change	Dec. 31, 2010 Effect of DAC change	Dec. 31, 2009 Effect of DAC change	Dec. 31, 2011 Effect of reserve change	Dec. 31, 2010 Effect of reserve change	Dec. 31, 2009 Effect of reserve change	Dec. 31, 2011 Retained earnings	Dec. 31, 2010 Retained earnings	Dec. 31, 2009 Retained earnings	Dec. 31, 2010 Accumulated other comprehensive income (loss)	Dec. 31, 2009 Securitization Entities Retained earnings	Dec. 31, 2009 Securitization Entities Accumulated other comprehensive income (loss)	Dec. 31, 2012 United States	Dec. 31, 2011 United States	Dec. 31, 2012 Canada	Dec. 31, 2011 Canada
Summary Of Significant Accounting Policies [Line Items]
Equity securities, impairment charge recognition within number of months				18
Non-accrual status of loans after number of days past due				90
Cash and government securities collateral, minimum amount of the fair value of the applicable securities loaned																			102.00%		105.00%
Securities lending activity, fair value of securities loaned																			$ 194	$ 431	$ 210	$ 273
Securities lending activity, fair value of collateral held																			187	406
Securities lending activity, obligation to return collateral																			203	440
Repurchase agreements, fair value of securities pledged				1,616	1,693
Repurchase agreements, fair value of repurchase obligation				1,534	1,548
Cash equivalents determination for original maturities of investments, maximum number of days				90
Short-term investments determination for original maturities of investments, minimum number of days				90
Goodwill impairment testing performed based on carrying value of reporting unit				0
Unearned premiums, increase in earned premiums due to updated premium recognition factors for international mortgage insurance business				36	46	52
Fair value of securities reclassified into trading category			407
New accounting guidance effect on retained earnings and stockholders' equity						(15)			1,200			106		(275)		260	104	91
New accounting guidance, reduction to net income							63	86		10	4
Proceeds from sale of business	412	79
Error restatement effect on retained earnings													(46)		(21)
Statutory adjustment to capital and surplus for U.S. mortgage insurance				$ 69

Components for Cumulative Effect Adjustment (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Jul. 02, 2010
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	$ (15)
Embedded Credit Derivatives
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	(2)
Embedded Credit Derivatives | Adjustment To DAC
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	(3)	(3)
Embedded Credit Derivatives | Provision for income taxes
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	1
Accumulated other comprehensive income (loss)
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	260
Accumulated other comprehensive income (loss) | Embedded Credit Derivatives
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	169
Accumulated other comprehensive income (loss) | Embedded Credit Derivatives | Investment Securities
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	267
Accumulated other comprehensive income (loss) | Embedded Credit Derivatives | Adjustment To DAC
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	(4)
Accumulated other comprehensive income (loss) | Embedded Credit Derivatives | Adjustment to sales inducements
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	(1)
Accumulated other comprehensive income (loss) | Embedded Credit Derivatives | Provision for income taxes
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	(93)
Retained earnings
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	(275)
Retained earnings | Embedded Credit Derivatives
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	(171)
Retained earnings | Embedded Credit Derivatives | Investment Securities
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	(267)
Retained earnings | Embedded Credit Derivatives | Adjustment To DAC
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	1
Retained earnings | Embedded Credit Derivatives | Adjustment to sales inducements
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	1
Retained earnings | Embedded Credit Derivatives | Provision for income taxes
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Cumulative effect of change in accounting, net of taxes and other adjustments	$ 94

Assets and Liabilities of Newly Consolidated Entities (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Securitization Entities	Dec. 31, 2011 Securitization Entities	Dec. 31, 2009 Securitization Entities Carrying value		Dec. 31, 2009 Securitization Entities Adjustment for Election of Fair Value Option		Dec. 31, 2009 Securitization Entities Amount Recorded upon Consolidation
Assets
Restricted commercial mortgage loans	$ 324	$ 341	$ 411		$ 341	$ 411	$ 564	[1]	$ 0	[2]	$ 564
Restricted other invested assets	399	393	377		393	377	409	[1]	(30)	[2]	379
Accrued investment income	769	715	691		2	1	2	[1]	0	[2]	2
Total assets					737	792	975	[1]	(30)	[2]	945
Liabilities
Other liabilities	123	133	210				138	[1]	0	[2]	138
Borrowings related to securitization entities	329	336	396		336	396	644	[1]	(80)	[2]	564
Total liabilities					469	606	782	[1]	(80)	[2]	702
Net assets and liabilities of newly consolidated entities							193	[1]	50	[2]	243
Less: amortized cost of fixed maturity securities previously recorded											404	[3]
Cumulative effect adjustment to retained earnings upon adoption, pre-tax											(161)
Tax effect											57
Net cumulative effect adjustment to retained earnings upon adoption				$ (15)							$ (104)

[1]	Carrying value represents the amounts that would have been recorded in the consolidated financial statements on January 1, 2010 had we recorded the assets and liabilities in our financial statements from the date we first met the conditions for consolidation based on the criteria in the new accounting guidance.
[2]	Amount represents the difference between book value and fair value of the investments and borrowings related to consolidated securitization entities where we have elected fair value option.
[3]	Fixed maturity securities that were previously recorded had net unrealized investment losses of $91 million included in accumulated other comprehensive income (loss) as of December 31, 2009.

Assets and Liabilities of Newly Consolidated Entities (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Mar. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Net unrealized investment losses in accumulated other comprehensive income	$ 2,443	[1]	$ 2,638	[1]	$ 1,327	[1]	$ 1,485	[1]	$ (80)	$ (1,405)
Accumulated other comprehensive income (loss) | Securitization Entities
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Net unrealized investment losses in accumulated other comprehensive income										$ (91)

[1]	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.

Accounting Changes in Balance Sheet Reflecting Impact of Retrospective Accounting Changes I (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Mar. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Assets
Total investments	$ 72,749		$ 74,379				$ 71,902
Cash and cash equivalents	3,797		3,632		4,152		4,443		3,094
Accrued investment income	769		715				691
Deferred acquisition costs	5,050		5,036				5,193		5,195	[1]
Intangible assets	346		366				468
Goodwill	868		868				958		1,032
Reinsurance recoverable	17,211		17,230				16,998
Other assets	706		710				906
Separate account assets	10,140		9,937				10,122
Assets associated with discontinued operations	439		439				506
Total assets	112,075		113,312				112,187
Liabilities and stockholders' equity
Future policy benefits	33,601		33,505				32,175
Policyholder account balances	25,886		26,262				26,345
Liability for policy and contract claims	7,343		7,509	[2]			7,620	[2],[3]	6,933	[3],[4]	6,567	[4]
Unearned premiums	4,193		4,333				4,223
Other liabilities	5,028		5,239				6,301
Borrowings related to securitization entities	329		336				396
Non-recourse funding obligations	2,062		2,066				3,256
Long-term borrowings	4,766		4,776				4,726
Deferred tax liability	1,132		1,507				811
Separate account liabilities	10,140		9,937				10,122
Liabilities associated with discontinued operations	86		61				80
Total liabilities	94,566		95,531				96,055
Stockholders' equity:
Class A common stock	1		1				1
Additional paid-in capital	12,131		12,127				12,136
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,471		2,692				1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(28)		(54)				(132)
Net unrealized investment gains (losses)	2,443	[5]	2,638	[5]	1,327	[5]	1,485	[5]	(80)		(1,405)
Derivatives qualifying as hedges	1,799	[6]	1,909	[6]	1,680	[6]	2,009	[6]	924		802
Foreign currency translation and other adjustments	582		655				553
Total accumulated other comprehensive income (loss)	4,824		5,202		3,656		4,047
Retained earnings	1,966		1,863				1,538
Treasury stock, at cost	(2,700)		(2,700)				(2,700)
Total Genworth Financial, Inc.'s stockholders' equity	16,222		16,493				15,022
Noncontrolling interests	1,287		1,288				1,110
Total stockholders' equity	17,509		17,781		15,836		16,132		13,510		11,972
Total liabilities and stockholders' equity	112,075		113,312				112,187
As originally reported
Assets
Total investments							71,902	[7]
Cash and cash equivalents							4,443	[7]
Accrued investment income							691	[7]
Deferred acquisition costs							7,327	[7]
Intangible assets							465	[7]
Goodwill							958	[7]
Reinsurance recoverable							16,982	[7]
Other assets							906	[7]
Separate account assets							10,122	[7]
Assets associated with discontinued operations							506	[7]
Total assets							114,302	[7]
Liabilities and stockholders' equity
Future policy benefits							31,971	[7]
Policyholder account balances							26,345	[7]
Liability for policy and contract claims							7,620	[7]
Unearned premiums							4,257	[7]
Other liabilities							6,230	[7]
Borrowings related to securitization entities							396	[7]
Non-recourse funding obligations							3,256	[7]
Long-term borrowings							4,726	[7]
Deferred tax liability							1,634	[7]
Separate account liabilities							10,122	[7]
Liabilities associated with discontinued operations							80	[7]
Total liabilities							96,637	[7]
Stockholders' equity:
Class A common stock							1	[7]
Additional paid-in capital							12,124	[7]
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired							1,586	[7]
Net unrealized gains (losses) on other-than-temporarily impaired securities							(132)	[7]
Net unrealized investment gains (losses)							1,454	[7]
Derivatives qualifying as hedges							2,009	[7]
Foreign currency translation and other adjustments							558	[7]
Total accumulated other comprehensive income (loss)							4,021	[7]
Retained earnings							3,095	[7]
Treasury stock, at cost							(2,700)	[7]
Total Genworth Financial, Inc.'s stockholders' equity							16,541	[7]
Noncontrolling interests							1,124	[7]
Total stockholders' equity							17,665	[7]
Total liabilities and stockholders' equity							114,302	[7]
Effect of DAC change
Assets
Total investments							0
Cash and cash equivalents							0
Accrued investment income							0
Deferred acquisition costs							(2,134)
Intangible assets							3
Goodwill							0
Reinsurance recoverable							0
Other assets							0
Separate account assets							0
Assets associated with discontinued operations							0
Total assets							(2,131)
Liabilities and stockholders' equity
Future policy benefits							3
Policyholder account balances							0
Liability for policy and contract claims							0
Unearned premiums							(34)
Other liabilities							0
Borrowings related to securitization entities							0
Non-recourse funding obligations							0
Long-term borrowings							0
Deferred tax liability							(733)
Separate account liabilities							0
Liabilities associated with discontinued operations							0
Total liabilities							(764)
Stockholders' equity:
Class A common stock							0
Additional paid-in capital							12
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired							31
Net unrealized gains (losses) on other-than-temporarily impaired securities							0
Net unrealized investment gains (losses)							31
Derivatives qualifying as hedges							0
Foreign currency translation and other adjustments							(5)
Total accumulated other comprehensive income (loss)							26
Retained earnings							(1,391)
Treasury stock, at cost							0
Total Genworth Financial, Inc.'s stockholders' equity							(1,353)
Noncontrolling interests							(14)
Total stockholders' equity							(1,367)
Total liabilities and stockholders' equity							(2,131)
Effect of reserve change
Assets
Total investments			0				0
Cash and cash equivalents			0				0
Accrued investment income			0				0
Deferred acquisition costs			0				0
Intangible assets			0				0
Goodwill			0				0
Reinsurance recoverable			28				16
Other assets			0				0
Separate account assets			0				0
Assets associated with discontinued operations			0				0
Total assets			28				16
Liabilities and stockholders' equity
Future policy benefits			233				201
Policyholder account balances			0				0
Liability for policy and contract claims			0				0
Unearned premiums			0				0
Other liabilities			0				0
Borrowings related to securitization entities			0				0
Non-recourse funding obligations			0				0
Long-term borrowings			0				0
Deferred tax liability			(72)				(65)
Separate account liabilities			0				0
Liabilities associated with discontinued operations			0				0
Total liabilities			161				136
Stockholders' equity:
Class A common stock			0				0
Additional paid-in capital			0				0
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired			0				0
Net unrealized gains (losses) on other-than-temporarily impaired securities			0				0
Net unrealized investment gains (losses)			0				0
Derivatives qualifying as hedges			0				0
Foreign currency translation and other adjustments			0				0
Total accumulated other comprehensive income (loss)			0				0
Retained earnings			(133)				(120)
Treasury stock, at cost			0				0
Total Genworth Financial, Inc.'s stockholders' equity			(133)				(120)
Noncontrolling interests			0				0
Total stockholders' equity			(133)				(120)
Total liabilities and stockholders' equity			28				16
Effect of premium restatement
Assets
Total investments			0				0
Cash and cash equivalents			0				0
Accrued investment income			0				0
Deferred acquisition costs			0				0
Intangible assets			0				0
Goodwill			0				0
Reinsurance recoverable			0				0
Other assets			0				0
Separate account assets			0				0
Assets associated with discontinued operations			0				0
Total assets			0				0
Liabilities and stockholders' equity
Future policy benefits			0				0
Policyholder account balances			0				0
Liability for policy and contract claims			0				0
Unearned premiums			0				0
Other liabilities			68				71
Borrowings related to securitization entities			0				0
Non-recourse funding obligations			0				0
Long-term borrowings			0				0
Deferred tax liability			(24)				(25)
Separate account liabilities			0				0
Liabilities associated with discontinued operations			0				0
Total liabilities			44				46
Stockholders' equity:
Class A common stock			0				0
Additional paid-in capital			0				0
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired			0				0
Net unrealized gains (losses) on other-than-temporarily impaired securities			0				0
Net unrealized investment gains (losses)			0				0
Derivatives qualifying as hedges			0				0
Foreign currency translation and other adjustments			0				0
Total accumulated other comprehensive income (loss)			0				0
Retained earnings			(44)				(46)
Treasury stock, at cost			0				0
Total Genworth Financial, Inc.'s stockholders' equity			(44)				(46)
Noncontrolling interests			0				0
Total stockholders' equity			(44)				(46)
Total liabilities and stockholders' equity			$ 0				$ 0

[1]	On July 1, 2010, we adopted a new accounting standard related to embedded credit derivatives. The adoption of this standard had a net unfavorable impact of $3 million on DAC.
[2]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2012 were reduced by loss mitigation activities of $73 million, including $70 million related to workouts, loan modifications and pre-sales, and $3 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $601 million for the year ended December 31, 2012, including $574 million related to workouts, loan modifications and pre-sales, and $27 million related to rescissions, net of reinstatements of $31 million.
[3]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million for the year ended December 31, 2011, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.
[4]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million for the year ended December 31, 2010, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.
[5]	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
[6]	See note 5 for additional information.
[7]	Originally reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Accounting Changes in Income Statement Reflecting Impact of Retrospective Accounting Changes I (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues:
Premiums	$ 1,261							$ 1,106						$ 5,041		$ 5,688		$ 5,833
Net investment income	814							832						3,343		3,380		3,266
Net investment gains (losses)	(61)							37						27		(195)		(143)
Insurance and investment product fees and other	289							340						1,229		1,050		760
Total revenues	2,303	2,467		2,456		2,402		2,315		2,510	2,426	2,532	2,455	9,640		9,923		9,716
Benefits and expenses:
Benefits and other changes in policy reserves	1,201							1,232						5,378		5,941		6,001
Interest credited	184							195						775		794		841
Acquisition and operating expenses, net of deferrals	433							440						1,594		1,930		1,938
Amortization of deferred acquisition costs and intangibles	122							271						722		593		622
Goodwill impairment				89										89		29		0
Interest expense	126							95						476		506		457
Total benefits and expenses	2,066	2,134	[1]	2,374	[1]	2,293	[1]	2,233	[1]	2,346	2,414	2,669	2,364	9,034		9,793		9,859
Income (loss) from continuing operations before income taxes	237							82						606		130		(143)
Provision (benefit) for income taxes	76							15						138		(11)		(279)
Income from continuing operations	161	260	[1]	59	[1]	82	[1]	67	[1]	211	(11)	(138)	79	468		141		136
Income from discontinued operations, net of taxes	(20)	6		12		27		12		(23)	19	27	13	57		36		45
Net income	141	266	[1]	71	[1]	109	[1]	79	[1]	188	8	(111)	92	525		177		181
Less: net income attributable to noncontrolling interests	38	98	[1]	36	[1]	33	[1]	33	[1]	33	36	36	34	200		139		143
Net income available to Genworth's common stockholders	103	168	[1]	35	[1]	76	[1]	46	[1]	155	(28)	(147)	58	325		38		38
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.32	$ (0.06)	$ (0.3)	$ 0.12	$ 0.66	[2]	$ 0.08	[2]	$ 0.08	[2]
Diluted	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.31	$ (0.06)	$ (0.3)	$ 0.12	$ 0.66	[2]	$ 0.08	[2]	$ 0.08	[2]
As originally reported
Revenues:
Premiums																5,705	[3]	5,854	[3]
Net investment income																3,380	[3]	3,266	[3]
Net investment gains (losses)																(195)	[3]	(143)	[3]
Insurance and investment product fees and other																1,026	[3]	760	[3]
Total revenues																9,916	[3]	9,737	[3]
Benefits and expenses:
Benefits and other changes in policy reserves																5,926	[3]	5,994	[3]
Interest credited																794	[3]	841	[3]
Acquisition and operating expenses, net of deferrals																1,668	[3]	1,686	[3]
Amortization of deferred acquisition costs and intangibles																738	[3]	752	[3]
Goodwill impairment																29	[3]
Interest expense																506	[3]	457	[3]
Total benefits and expenses																9,661	[3]	9,730	[3]
Income (loss) from continuing operations before income taxes																255	[3]	7	[3]
Provision (benefit) for income taxes																30	[3]	(233)	[3]
Income from continuing operations																225	[3]	240	[3]
Income from discontinued operations, net of taxes																36	[3]	45	[3]
Net income																261	[3]	285	[3]
Less: net income attributable to noncontrolling interests																139	[3]	143	[3]
Net income available to Genworth's common stockholders																122	[3]	142	[3]
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic																$ 0.25	[2],[3]	$ 0.29	[2],[3]
Diluted																$ 0.25	[2],[3]	$ 0.29	[2],[3]
Effect of DAC change
Revenues:
Premiums																0		0
Net investment income																0		0
Net investment gains (losses)																0		0
Insurance and investment product fees and other																24		0
Total revenues																24		0
Benefits and expenses:
Benefits and other changes in policy reserves																0		1
Interest credited																0		0
Acquisition and operating expenses, net of deferrals																262		252
Amortization of deferred acquisition costs and intangibles																(145)		(130)
Goodwill impairment																0
Interest expense																0		0
Total benefits and expenses																117		123
Income (loss) from continuing operations before income taxes																(93)		(123)
Provision (benefit) for income taxes																(30)		(37)
Income from continuing operations																(63)		(86)
Income from discontinued operations, net of taxes																0		0
Net income																(63)		(86)
Less: net income attributable to noncontrolling interests																0		0
Net income available to Genworth's common stockholders																(63)		(86)
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic																$ (0.13)	[2]	$ (0.18)	[2]
Diluted																$ (0.13)	[2]	$ (0.17)	[2]
Effect of reserve change
Revenues:
Premiums														0		0		0
Net investment income														0		0		0
Net investment gains (losses)														0		0		0
Insurance and investment product fees and other														0		0		0
Total revenues														0		0		0
Benefits and expenses:
Benefits and other changes in policy reserves														20		15		6
Interest credited														0		0		0
Acquisition and operating expenses, net of deferrals														0		0		0
Amortization of deferred acquisition costs and intangibles														0		0		0
Goodwill impairment														0		0
Interest expense														0		0		0
Total benefits and expenses														20		15		6
Income (loss) from continuing operations before income taxes														(20)		(15)		(6)
Provision (benefit) for income taxes														(7)		(5)		(2)
Income from continuing operations														(13)		(10)		(4)
Income from discontinued operations, net of taxes														0		0		0
Net income														(13)		(10)		(4)
Less: net income attributable to noncontrolling interests														0		0		0
Net income available to Genworth's common stockholders														(13)		(10)		(4)
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic														$ (0.03)	[2]	$ (0.02)	[2]	$ (0.01)	[2]
Diluted														$ (0.02)	[2]	$ (0.02)	[2]	$ (0.01)	[2]
Effect of premium restatement
Revenues:
Premiums														3		(17)		(21)
Net investment income														0		0		0
Net investment gains (losses)														0		0		0
Insurance and investment product fees and other														0		0		0
Total revenues														3		(17)		(21)
Benefits and expenses:
Benefits and other changes in policy reserves														0		0		0
Interest credited														0		0		0
Acquisition and operating expenses, net of deferrals														0		0		0
Amortization of deferred acquisition costs and intangibles														0		0		0
Goodwill impairment														0		0
Interest expense														0		0		0
Total benefits and expenses														0		0		0
Income (loss) from continuing operations before income taxes														3		(17)		(21)
Provision (benefit) for income taxes														1		(6)		(7)
Income from continuing operations														2		(11)		(14)
Income from discontinued operations, net of taxes														0		0		0
Net income														2		(11)		(14)
Less: net income attributable to noncontrolling interests														0		0		0
Net income available to Genworth's common stockholders														$ 2		$ (11)		$ (14)
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic														$ 0	[2]	$ (0.02)	[2]	$ (0.03)	[2]
Diluted														$ 0	[2]	$ (0.02)	[2]	$ (0.03)	[2]

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	May not total due to whole number calculation.
[3]	Originally reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Accounting Changes in Cash Flows from Operating Activities Reflecting Impact of Retrospective Accounting Changes I (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
Cash flows from operating activities:
Net income	$ 141	$ 266	[1]	$ 71	[1]	$ 109	[1]	$ 79	[1]	$ 188	$ 8	$ (111)	$ 92	$ 525	$ 177		$ 181
Less (income) from discontinued operations, net of taxes	20	(6)		(12)		(27)		(12)		23	(19)	(27)	(13)	(57)	(36)		(45)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(5)							(19)						(88)	(77)		(55)
Net investment (gains) losses	61							(37)						(27)	195		143
Charges assessed to policyholders	(202)							(187)						(801)	(690)		(506)
Acquisition costs deferred	(105)							(154)						(611)	(637)		(587)
Amortization of deferred acquisition costs and intangibles	122							271						722	593		622
Goodwill impairment				89										89	29		0
Deferred income taxes	(182)							21						82	(350)		(337)
Gain on sale of subsidiary										(36)				0	(36)		0
Net increase in trading securities, held-for-sale investments and derivative instruments	(27)							(45)						191	1,451		(100)
Stock-based compensation expense	9							9						26	31		44
Change in certain assets and liabilities:
Accrued investment income and other assets	(42)							(99)						(68)	(174)		(31)
Insurance reserves	541							369						2,330	2,507		2,413
Current tax liabilities	202							(87)						(234)	145		(173)
Other liabilities and policy-related balances	(474)							(370)						(1,166)	(73)		(271)
Cash from operating activities-discontinued operations	1							9						49	70		38
Net cash from operating activities	60							(252)						962	3,125		1,336
As originally reported
Cash flows from operating activities:
Net income															261	[2]	285	[2]
Less (income) from discontinued operations, net of taxes															(36)	[2]	(45)	[2]
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships															(77)	[2]	(55)	[2]
Net investment (gains) losses															195	[2]	143	[2]
Charges assessed to policyholders															(690)	[2]	(506)	[2]
Acquisition costs deferred															(899)	[2]	(839)	[2]
Amortization of deferred acquisition costs and intangibles															738	[2]	752	[2]
Goodwill impairment															29	[2]
Deferred income taxes															(301)	[2]	(291)	[2]
Gain on sale of subsidiary															(20)	[2]
Net increase in trading securities, held-for-sale investments and derivative instruments															1,451	[2]	(100)	[2]
Stock-based compensation expense															31	[2]	44	[2]
Change in certain assets and liabilities:
Accrued investment income and other assets															(174)	[2]	(31)	[2]
Insurance reserves															2,492	[2]	2,406	[2]
Current tax liabilities															145	[2]	(173)	[2]
Other liabilities and policy-related balances															(90)	[2]	(292)	[2]
Cash from operating activities-discontinued operations															70	[2]	38	[2]
Net cash from operating activities															3,125	[2]	1,336	[2]
Effect of DAC change
Cash flows from operating activities:
Net income															(63)		(86)
Less (income) from discontinued operations, net of taxes															0		0
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships															0		0
Net investment (gains) losses															0		0
Charges assessed to policyholders															0		0
Acquisition costs deferred															262		252
Amortization of deferred acquisition costs and intangibles															(145)		(130)
Goodwill impairment															0
Deferred income taxes															(38)		(37)
Gain on sale of subsidiary															(16)
Net increase in trading securities, held-for-sale investments and derivative instruments															0		0
Stock-based compensation expense															0		0
Change in certain assets and liabilities:
Accrued investment income and other assets															0		0
Insurance reserves															0		1
Current tax liabilities															0		0
Other liabilities and policy-related balances															0		0
Cash from operating activities-discontinued operations															0		0
Net cash from operating activities															0		0
Effect of reserve change
Cash flows from operating activities:
Net income														(13)	(10)		(4)
Less (income) from discontinued operations, net of taxes														0	0		0
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships														0	0		0
Net investment (gains) losses														0	0		0
Charges assessed to policyholders														0	0		0
Acquisition costs deferred														0	0		0
Amortization of deferred acquisition costs and intangibles														0	0		0
Goodwill impairment														0	0
Deferred income taxes														(7)	(5)		(2)
Gain on sale of subsidiary															0
Net increase in trading securities, held-for-sale investments and derivative instruments														0	0		0
Stock-based compensation expense														0	0		0
Change in certain assets and liabilities:
Accrued investment income and other assets														0	0		0
Insurance reserves														20	15		6
Current tax liabilities														0	0		0
Other liabilities and policy-related balances														0	0		0
Cash from operating activities-discontinued operations														0	0		0
Net cash from operating activities														0	0		0
Effect of premium restatement
Cash flows from operating activities:
Net income														2	(11)		(14)
Less (income) from discontinued operations, net of taxes														0	0		0
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships														0	0		0
Net investment (gains) losses														0	0		0
Charges assessed to policyholders														0	0		0
Acquisition costs deferred														0	0		0
Amortization of deferred acquisition costs and intangibles														0	0		0
Goodwill impairment														0	0
Deferred income taxes														1	(6)		(7)
Gain on sale of subsidiary															0
Net increase in trading securities, held-for-sale investments and derivative instruments														0	0		0
Stock-based compensation expense														0	0		0
Change in certain assets and liabilities:
Accrued investment income and other assets														0	0		0
Insurance reserves														0	0		0
Current tax liabilities														0	0		0
Other liabilities and policy-related balances														(3)	17		21
Cash from operating activities-discontinued operations														0	0		0
Net cash from operating activities														$ 0	$ 0		$ 0

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	Originally reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Accounting Changes in Balance Sheet Reflecting Impact of Retrospective Accounting Changes II (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Mar. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Assets
Total investments	$ 72,749		$ 74,379				$ 71,902
Cash and cash equivalents	3,797		3,632		4,152		4,443		3,094
Accrued investment income	769		715				691
Deferred acquisition costs	5,050		5,036				5,193		5,195	[1]
Intangible assets	346		366				468
Goodwill	868		868				958		1,032
Reinsurance recoverable	17,211		17,230				16,998
Other assets	706		710				906
Separate account assets	10,140		9,937				10,122
Assets associated with discontinued operations	439		439				506
Total assets	112,075		113,312				112,187
Liabilities and stockholders' equity Liabilities:
Future policy benefits	33,601		33,505				32,175
Policyholder account balances	25,886		26,262				26,345
Liability for policy and contract claims	7,343		7,509	[2]			7,620	[2],[3]	6,933	[3],[4]	6,567	[4]
Unearned premiums	4,193		4,333				4,223
Other liabilities	5,028		5,239				6,301
Borrowings related to securitization entities	329		336				396
Non-recourse funding obligations	2,062		2,066				3,256
Long-term borrowings	4,766		4,776				4,726
Deferred tax liability	1,132		1,507				811
Separate account liabilities	10,140		9,937				10,122
Liabilities associated with discontinued operations	86		61				80
Total liabilities	94,566		95,531				96,055
Stockholders' equity:
Class A common stock	1		1				1
Additional paid-in capital	12,131		12,127				12,136
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,471		2,692				1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(28)		(54)				(132)
Net unrealized investment gains (losses)	2,443	[5]	2,638	[5]	1,327	[5]	1,485	[5]	(80)		(1,405)
Derivatives qualifying as hedges	1,799	[6]	1,909	[6]	1,680	[6]	2,009	[6]	924		802
Foreign currency translation and other adjustments	582		655				553
Total accumulated other comprehensive income (loss)	4,824		5,202		3,656		4,047
Retained earnings	1,966		1,863				1,538
Treasury stock, at cost	(2,700)		(2,700)				(2,700)
Total Genworth Financial, Inc.'s stockholders' equity	16,222		16,493				15,022
Noncontrolling interests	1,287		1,288				1,110
Total stockholders' equity	17,509		17,781		15,836		16,132		13,510		11,972
Total liabilities and stockholders' equity	112,075		113,312				112,187
As computed under previous policies
Assets
Total investments			74,379
Cash and cash equivalents			3,632
Accrued investment income			715
Deferred acquisition costs			5,036
Intangible assets			366
Goodwill			868
Reinsurance recoverable			17,202
Other assets			710
Separate account assets			9,937
Assets associated with discontinued operations			439
Total assets			113,284
Liabilities and stockholders' equity Liabilities:
Future policy benefits			33,272
Policyholder account balances			26,262
Liability for policy and contract claims			7,509
Unearned premiums			4,333
Other liabilities			5,171
Borrowings related to securitization entities			336
Non-recourse funding obligations			2,066
Long-term borrowings			4,776
Deferred tax liability			1,603
Separate account liabilities			9,937
Liabilities associated with discontinued operations			61
Total liabilities			95,326
Stockholders' equity:
Class A common stock			1
Additional paid-in capital			12,127
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired			2,692
Net unrealized gains (losses) on other-than-temporarily impaired securities			(54)
Net unrealized investment gains (losses)			2,638
Derivatives qualifying as hedges			1,909
Foreign currency translation and other adjustments			655
Total accumulated other comprehensive income (loss)			5,202
Retained earnings			2,040
Treasury stock, at cost			(2,700)
Total Genworth Financial, Inc.'s stockholders' equity			16,670
Noncontrolling interests			1,288
Total stockholders' equity			17,958
Total liabilities and stockholders' equity			113,284
Effect of reserve change
Assets
Total investments			0				0
Cash and cash equivalents			0				0
Accrued investment income			0				0
Deferred acquisition costs			0				0
Intangible assets			0				0
Goodwill			0				0
Reinsurance recoverable			28				16
Other assets			0				0
Separate account assets			0				0
Assets associated with discontinued operations			0				0
Total assets			28				16
Liabilities and stockholders' equity Liabilities:
Future policy benefits			233				201
Policyholder account balances			0				0
Liability for policy and contract claims			0				0
Unearned premiums			0				0
Other liabilities			0				0
Borrowings related to securitization entities			0				0
Non-recourse funding obligations			0				0
Long-term borrowings			0				0
Deferred tax liability			(72)				(65)
Separate account liabilities			0				0
Liabilities associated with discontinued operations			0				0
Total liabilities			161				136
Stockholders' equity:
Class A common stock			0				0
Additional paid-in capital			0				0
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired			0				0
Net unrealized gains (losses) on other-than-temporarily impaired securities			0				0
Net unrealized investment gains (losses)			0				0
Derivatives qualifying as hedges			0				0
Foreign currency translation and other adjustments			0				0
Total accumulated other comprehensive income (loss)			0				0
Retained earnings			(133)				(120)
Treasury stock, at cost			0				0
Total Genworth Financial, Inc.'s stockholders' equity			(133)				(120)
Noncontrolling interests			0				0
Total stockholders' equity			(133)				(120)
Total liabilities and stockholders' equity			28				16
Effect of premium restatement
Assets
Total investments			0				0
Cash and cash equivalents			0				0
Accrued investment income			0				0
Deferred acquisition costs			0				0
Intangible assets			0				0
Goodwill			0				0
Reinsurance recoverable			0				0
Other assets			0				0
Separate account assets			0				0
Assets associated with discontinued operations			0				0
Total assets			0				0
Liabilities and stockholders' equity Liabilities:
Future policy benefits			0				0
Policyholder account balances			0				0
Liability for policy and contract claims			0				0
Unearned premiums			0				0
Other liabilities			68				71
Borrowings related to securitization entities			0				0
Non-recourse funding obligations			0				0
Long-term borrowings			0				0
Deferred tax liability			(24)				(25)
Separate account liabilities			0				0
Liabilities associated with discontinued operations			0				0
Total liabilities			44				46
Stockholders' equity:
Class A common stock			0				0
Additional paid-in capital			0				0
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired			0				0
Net unrealized gains (losses) on other-than-temporarily impaired securities			0				0
Net unrealized investment gains (losses)			0				0
Derivatives qualifying as hedges			0				0
Foreign currency translation and other adjustments			0				0
Total accumulated other comprehensive income (loss)			0				0
Retained earnings			(44)				(46)
Treasury stock, at cost			0				0
Total Genworth Financial, Inc.'s stockholders' equity			(44)				(46)
Noncontrolling interests			0				0
Total stockholders' equity			(44)				(46)
Total liabilities and stockholders' equity			$ 0				$ 0

[1]	On July 1, 2010, we adopted a new accounting standard related to embedded credit derivatives. The adoption of this standard had a net unfavorable impact of $3 million on DAC.
[2]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2012 were reduced by loss mitigation activities of $73 million, including $70 million related to workouts, loan modifications and pre-sales, and $3 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $601 million for the year ended December 31, 2012, including $574 million related to workouts, loan modifications and pre-sales, and $27 million related to rescissions, net of reinstatements of $31 million.
[3]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million for the year ended December 31, 2011, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.
[4]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million for the year ended December 31, 2010, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.
[5]	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
[6]	See note 5 for additional information.

Accounting Changes in Income Statement Reflecting Impact of Retrospective Accounting Changes II (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues:
Premiums	$ 1,261							$ 1,106						$ 5,041		$ 5,688		$ 5,833
Net investment income	814							832						3,343		3,380		3,266
Net investment gains (losses)	(61)							37						27		(195)		(143)
Insurance and investment product fees and other	289							340						1,229		1,050		760
Total revenues	2,303	2,467		2,456		2,402		2,315		2,510	2,426	2,532	2,455	9,640		9,923		9,716
Benefits and expenses:
Benefits and other changes in policy reserves	1,201							1,232						5,378		5,941		6,001
Interest credited	184							195						775		794		841
Acquisition and operating expenses, net of deferrals	433							440						1,594		1,930		1,938
Amortization of deferred acquisition costs and intangibles	122							271						722		593		622
Goodwill impairment				89										89		29		0
Interest expense	126							95						476		506		457
Total benefits and expenses	2,066	2,134	[1]	2,374	[1]	2,293	[1]	2,233	[1]	2,346	2,414	2,669	2,364	9,034		9,793		9,859
Income (loss) from continuing operations before income taxes	237							82						606		130		(143)
Provision for income taxes	76							15						138		(11)		(279)
Income from continuing operations before income taxes	161	260	[1]	59	[1]	82	[1]	67	[1]	211	(11)	(138)	79	468		141		136
Income from discontinued operations, net of taxes	(20)	6		12		27		12		(23)	19	27	13	57		36		45
Net income	141	266	[1]	71	[1]	109	[1]	79	[1]	188	8	(111)	92	525		177		181
Less: net income attributable to noncontrolling interests	38	98	[1]	36	[1]	33	[1]	33	[1]	33	36	36	34	200		139		143
Net income available to Genworth's common stockholders	103	168	[1]	35	[1]	76	[1]	46	[1]	155	(28)	(147)	58	325		38		38
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.32	$ (0.06)	$ (0.3)	$ 0.12	$ 0.66	[2]	$ 0.08	[2]	$ 0.08	[2]
Diluted	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.31	$ (0.06)	$ (0.3)	$ 0.12	$ 0.66	[2]	$ 0.08	[2]	$ 0.08	[2]
As computed under previous policies
Revenues:
Premiums														5,038
Net investment income														3,343
Net investment gains (losses)														27
Insurance and investment product fees and other														1,229
Total revenues														9,637
Benefits and expenses:
Benefits and other changes in policy reserves														5,358
Interest credited														775
Acquisition and operating expenses, net of deferrals														1,594
Amortization of deferred acquisition costs and intangibles														722
Goodwill impairment														89
Interest expense														476
Total benefits and expenses														9,014
Income (loss) from continuing operations before income taxes														623
Provision for income taxes														144
Income from continuing operations before income taxes														479
Income from discontinued operations, net of taxes														57
Net income														536
Less: net income attributable to noncontrolling interests														200
Net income available to Genworth's common stockholders														336
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic														$ 0.68	[2]
Diluted														$ 0.68	[2]
Effect of reserve change
Revenues:
Premiums														0		0		0
Net investment income														0		0		0
Net investment gains (losses)														0		0		0
Insurance and investment product fees and other														0		0		0
Total revenues														0		0		0
Benefits and expenses:
Benefits and other changes in policy reserves														20		15		6
Interest credited														0		0		0
Acquisition and operating expenses, net of deferrals														0		0		0
Amortization of deferred acquisition costs and intangibles														0		0		0
Goodwill impairment														0		0
Interest expense														0		0		0
Total benefits and expenses														20		15		6
Income (loss) from continuing operations before income taxes														(20)		(15)		(6)
Provision for income taxes														(7)		(5)		(2)
Income from continuing operations before income taxes														(13)		(10)		(4)
Income from discontinued operations, net of taxes														0		0		0
Net income														(13)		(10)		(4)
Less: net income attributable to noncontrolling interests														0		0		0
Net income available to Genworth's common stockholders														(13)		(10)		(4)
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic														$ (0.03)	[2]	$ (0.02)	[2]	$ (0.01)	[2]
Diluted														$ (0.02)	[2]	$ (0.02)	[2]	$ (0.01)	[2]
Effect of premium restatement
Revenues:
Premiums														3		(17)		(21)
Net investment income														0		0		0
Net investment gains (losses)														0		0		0
Insurance and investment product fees and other														0		0		0
Total revenues														3		(17)		(21)
Benefits and expenses:
Benefits and other changes in policy reserves														0		0		0
Interest credited														0		0		0
Acquisition and operating expenses, net of deferrals														0		0		0
Amortization of deferred acquisition costs and intangibles														0		0		0
Goodwill impairment														0		0
Interest expense														0		0		0
Total benefits and expenses														0		0		0
Income (loss) from continuing operations before income taxes														3		(17)		(21)
Provision for income taxes														1		(6)		(7)
Income from continuing operations before income taxes														2		(11)		(14)
Income from discontinued operations, net of taxes														0		0		0
Net income														2		(11)		(14)
Less: net income attributable to noncontrolling interests														0		0		0
Net income available to Genworth's common stockholders														$ 2		$ (11)		$ (14)
Net income available to Genworth Financial, Inc.'s common stockholders per common share:
Basic														$ 0	[2]	$ (0.02)	[2]	$ (0.03)	[2]
Diluted														$ 0	[2]	$ (0.02)	[2]	$ (0.03)	[2]

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	May not total due to whole number calculation.

Accounting Changes in Net Cash Flows from Operating Activities Reflecting Impact of Retrospective Accounting Changes II (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income	$ 141	$ 266	[1]	$ 71	[1]	$ 109	[1]	$ 79	[1]	$ 188	$ 8	$ (111)	$ 92	$ 525	$ 177	$ 181
Less income from discontinued operations, net of taxes	20	(6)		(12)		(27)		(12)		23	(19)	(27)	(13)	(57)	(36)	(45)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships	(5)							(19)						(88)	(77)	(55)
Net investment gains	61							(37)						(27)	195	143
Charges assessed to policyholders	(202)							(187)						(801)	(690)	(506)
Acquisition costs deferred	(105)							(154)						(611)	(637)	(587)
Amortization of deferred acquisition costs and intangibles	122							271						722	593	622
Goodwill impairment				89										89	29	0
Deferred income taxes	(182)							21						82	(350)	(337)
Net increase in trading securities, held-for-sale investments and derivative instruments	(27)							(45)						191	1,451	(100)
Stock-based compensation expense	9							9						26	31	44
Change in certain assets and liabilities:
Accrued investment income and other assets	(42)							(99)						(68)	(174)	(31)
Insurance reserves	541							369						2,330	2,507	2,413
Current tax liabilities	202							(87)						(234)	145	(173)
Other liabilities and policy-related balances	(474)							(370)						(1,166)	(73)	(271)
Cash flows from operating activities-discontinued operations	1							9						49	70	38
Net cash from operating activities	60							(252)						962	3,125	1,336
As computed under previous policies
Cash flows from operating activities:
Net income														536
Less income from discontinued operations, net of taxes														(57)
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships														(88)
Net investment gains														(27)
Charges assessed to policyholders														(801)
Acquisition costs deferred														(611)
Amortization of deferred acquisition costs and intangibles														722
Goodwill impairment														89
Deferred income taxes														88
Net increase in trading securities, held-for-sale investments and derivative instruments														191
Stock-based compensation expense														26
Change in certain assets and liabilities:
Accrued investment income and other assets														(68)
Insurance reserves														2,310
Current tax liabilities														(234)
Other liabilities and policy-related balances														(1,163)
Cash flows from operating activities-discontinued operations														49
Net cash from operating activities														962
Effect of reserve change
Cash flows from operating activities:
Net income														(13)	(10)	(4)
Less income from discontinued operations, net of taxes														0	0	0
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships														0	0	0
Net investment gains														0	0	0
Charges assessed to policyholders														0	0	0
Acquisition costs deferred														0	0	0
Amortization of deferred acquisition costs and intangibles														0	0	0
Goodwill impairment														0	0
Deferred income taxes														(7)	(5)	(2)
Net increase in trading securities, held-for-sale investments and derivative instruments														0	0	0
Stock-based compensation expense														0	0	0
Change in certain assets and liabilities:
Accrued investment income and other assets														0	0	0
Insurance reserves														20	15	6
Current tax liabilities														0	0	0
Other liabilities and policy-related balances														0	0	0
Cash flows from operating activities-discontinued operations														0	0	0
Net cash from operating activities														0	0	0
Effect of premium restatement
Cash flows from operating activities:
Net income														2	(11)	(14)
Less income from discontinued operations, net of taxes														0	0	0
Adjustments to reconcile net income to net cash from operating activities:
Amortization of fixed maturity discounts and premiums and limited partnerships														0	0	0
Net investment gains														0	0	0
Charges assessed to policyholders														0	0	0
Acquisition costs deferred														0	0	0
Amortization of deferred acquisition costs and intangibles														0	0	0
Goodwill impairment														0	0
Deferred income taxes														1	(6)	(7)
Net increase in trading securities, held-for-sale investments and derivative instruments														0	0	0
Stock-based compensation expense														0	0	0
Change in certain assets and liabilities:
Accrued investment income and other assets														0	0	0
Insurance reserves														0	0	0
Current tax liabilities														0	0	0
Other liabilities and policy-related balances														(3)	17	21
Cash flows from operating activities-discontinued operations														0	0	0
Net cash from operating activities														$ 0	$ 0	$ 0

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Earnings per Share (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended																	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Earnings (Loss) Per Share [Abstract]
Weighted-average shares used in basic earnings per common share calculations	492.5	491.9		491.7		491.5		491.2		490.9	[1]	490.8	[1]	490.6	[1]	490.1	[1]	491.6		490.6		489.3
Stock options, restricted stock units and stock appreciation rights	4.3							4.5										2.8		2.9		4.6
Weighted-average shares used in diluted earnings per common share calculations	496.8	493.9		493.9		493.9		495.7		492.7	[1]	490.8	[1]	490.6	[1]	494.4	[1]	494.4		493.5		493.9
Income from continuing operations:
Income from continuing operations	$ 161	$ 260	[2]	$ 59	[2]	$ 82	[2]	$ 67	[2]	$ 211		$ (11)		$ (138)		$ 79		$ 468		$ 141		$ 136
Less: income from continuing operations attributable to noncontrolling interests	38							33										200		139		143
Income from continuing operations available to Genworth's common stockholders	123							34										268		2		(7)
Basic per common share	$ 0.25	$ 0.33		$ 0.05		$ 0.1		$ 0.07		$ 0.36		$ (0.1)		$ (0.36)		$ 0.09		$ 0.55		$ 0		$ (0.01)
Diluted per common share	$ 0.25	$ 0.33		$ 0.05		$ 0.1		$ 0.07		$ 0.36		$ (0.1)		$ (0.36)		$ 0.09		$ 0.54	[3]	$ 0	[3]	$ (0.01)	[3]
Income (loss) from discontinued operations:
Income (loss) from discontinued operations, net of taxes	(20)	6		12		27		12		(23)		19		27		13		57		36		45
Less: income from discontinued operations, net of taxes, attributable to noncontrolling interests	0							0										0		0		0
Income (loss) from discontinued operations, net of taxes, available to Genworth's common stockholders	(20)							12										57		36		45
Basic per common share	$ (0.04)							$ 0.03										$ 0.12		$ 0.07		$ 0.09
Diluted per common share	$ (0.04)							$ 0.02										$ 0.12		$ 0.07		$ 0.09
Net income:
Income from continuing operations	161	260	[2]	59	[2]	82	[2]	67	[2]	211		(11)		(138)		79		468		141		136
Income (loss) from discontinued operations, net of taxes	(20)	6		12		27		12		(23)		19		27		13		57		36		45
Net income	141	266	[2]	71	[2]	109	[2]	79	[2]	188		8		(111)		92		525		177		181
Less: net income attributable to noncontrolling interests	38	98	[2]	36	[2]	33	[2]	33	[2]	33		36		36		34		200		139		143
Net income available to Genworth's common stockholders	$ 103	$ 168	[2]	$ 35	[2]	$ 76	[2]	$ 46	[2]	$ 155		$ (28)		$ (147)		$ 58		$ 325		$ 38		$ 38
Basic per common share	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.32		$ (0.06)		$ (0.3)		$ 0.12		$ 0.66	[4]	$ 0.08	[4]	$ 0.08	[4]
Diluted per common share	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.31		$ (0.06)		$ (0.3)		$ 0.12		$ 0.66	[4]	$ 0.08	[4]	$ 0.08	[4]

[1]	As a result of our net loss for the three months ended June 30, 2011 and September 30, 2011, we were required under applicable accounting guidance, to use basic weighted-average common shares outstanding in the calculation of the diluted loss per share, as the inclusion of shares for stock options, RSUs and SARs of 3.7 million and 1.7 million, respectively, would have been antidilutive to the calculation. If we had not incurred a net loss, dilutive potential common shares would have been 494.3 million and 492.5 million, respectively, for the three months ended June 30, 2011 and September 30, 2011.
[2]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[3]	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of our loss from continuing operations available to Genworth Financial, Inc.'s common stockholders for the year ended December 31, 2010, we used basic weighted-average common shares outstanding in the calculation of diluted loss from continuing operations available to Genworth Financial, Inc.'s common stockholders per share.
[4]	May not total due to whole number calculation.

Net Investment Income (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	$ 838	$ 855	$ 3,433		$ 3,475		$ 3,361
Expenses and fees	(24)	(23)	(90)		(95)		(95)
Net investment income	814	832	3,343		3,380		3,266
Fixed maturity securities - taxable
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	656	660	2,666		2,697		2,619
Fixed maturity securities - non-taxable
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	2	4	11		35		59
Commercial mortgage loans
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	82	84	340		365		391
Restricted commercial mortgage loans related to securitization entities
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	7	9	32	[1]	40	[1]	39	[1]
Equity securities
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	4	4	19		19		14
Other invested assets
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	48	53	206	[2]	162	[2]	104	[2]
Restricted other invested assets related to securitization entities
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees			1	[1]	0	[1]	2	[1]
Policy loans
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	32	31	123		120		112
Cash, cash equivalents and short-term investments
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	$ 7	$ 10	$ 35		$ 37		$ 21

[1]	See note 18 for additional information related to consolidated securitization entities.
[2]	Included in other invested assets was $21 million, $15 million and $14 million of net investment income related to trading securities for the years ended December 31, 2012, 2011 and 2010, respectively.

Net Investment Income (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	$ 838	$ 855	$ 3,433		$ 3,475		$ 3,361
Other invested assets
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees	48	53	206	[1]	162	[1]	104	[1]
Trading securities | Other invested assets
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income before expenses and fees			$ 21		$ 15		$ 14

[1]	Included in other invested assets was $21 million, $15 million and $14 million of net investment income related to trading securities for the years ended December 31, 2012, 2011 and 2010, respectively.

Net Investment Gains (Losses) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Investments [Abstract]
Realized gains	$ 40		$ 63		$ 172		$ 210		$ 156
Realized losses	(66)		(46)		(143)		(160)		(151)
Net realized gains (losses) on available-for-sale securities	(26)		17		29		50		5
Total other-than-temporary impairments	(12)		(16)		(62)		(118)		(122)
Portion of other-than-temporary impairments included in other comprehensive income (loss)			(1)		(44)		(14)		(86)
Net other-than-temporary impairments	(12)		(17)		(106)		(132)		(208)
Trading securities	10		(25)		21		27		19
Commercial mortgage loans	2		2		4		6		(29)
Net gains (losses) related to securitization entities	7		34		81	[1]	(47)	[1]	(3)	[1]
Derivative instruments	(42)	[2]	26	[2]	4	[2]	(99)	[2]	50	[2]
Contingent consideration adjustment	1				(6)
Other	(1)								23
Net investment gains (losses)	$ (61)		$ 37		$ 27		$ (195)		$ (143)

[1]	See note 18 for additional information related to consolidated securitization entities.
[2]	See note 5 for additional information on the impact of derivative instruments included in net investment gains (losses).

Investments - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013 Loan		Mar. 31, 2012	Dec. 31, 2012 Loan Contract		Dec. 31, 2011 Loan Contract		Dec. 31, 2010
Schedule of Investments [Line Items]
Aggregate fair value of securities sold	$ 577		$ 357	$ 1,491		$ 1,884		$ 1,932
Aggregate fair value of securities sold, percentage of book value	90.00%		90.00%	92.00%		93.00%		93.00%
Gross unrealized losses	490	[1]		601	[2]	1,419	[3]
Investments subject to call provisions	5,278			4,962
Percentage of investment portfolio by which no other industry group exceeded	10.00%			10.00%
Percentage of stockholders' equity by which no single issuer of fixed maturity securities exceeded	10			10
Securities on deposit with various state or foreign government insurance departments				1,049		900
Commercial mortgage loans outstanding more than 90 days, interest accruing	0			0		0
Commercial mortgage loans on nonaccrual status, past due less than 90 days	0			0		0
Commercial mortgage loans modified or extended, number of loans	12			38		39
Commercial mortgage loans modified or extended, carrying value	76			279		252
Commercial mortgage loans modified or extended, troubled debt restructuring, number of loans						1
Commercial mortgage loans modified or extended, troubled debt restructuring, carrying value						3
Commercial mortgage loans, recorded investment	5,904			5,912		6,140
Office
Schedule of Investments [Line Items]
Recorded investment						10
Unpaid principal balance						13
Charge-offs						3
Average recorded investment						10
Commercial mortgage loans, recorded investment	1,595			1,580		1,590
Restricted commercial mortgage loans
Schedule of Investments [Line Items]
Commercial mortgage loans outstanding more than 90 days, interest accruing	5			5		3
Commercial mortgage loans, current	320			337		408
Commercial mortgage loans outstanding 31 to 60 days				0
Commercial mortgage loans outstanding 61 to 90 days						2
Commercial mortgage loans not individually impaired, collectively evaluated for impairment	325			342		412
Commercial mortgage loans, recorded investment	325			342		413
Provision for credit losses	0		0	(1)		0		2
Restricted commercial mortgage loans | Floating Rate Commercial Mortgage Loans
Schedule of Investments [Line Items]
Commercial mortgage loans, recorded investment	0			0		0
Investment grade
Schedule of Investments [Line Items]
Gross unrealized losses	283	[1]		252	[2]	742	[3]
Less Than Twelve Months
Schedule of Investments [Line Items]
Average fair value percentage below cost for securities in a continuous loss position	3.00%			2.00%
Gross unrealized losses	129			54		211
Less Than Twelve Months | Investment grade
Schedule of Investments [Line Items]
Gross unrealized losses	121			43		165
Less Than Twelve Months | Less Than 20 Percent Below Cost | Investment grade
Schedule of Investments [Line Items]
Stated percentage below cost of securities in unrealized loss position	20.00%			20.00%
12 Months Or More
Schedule of Investments [Line Items]
Gross unrealized losses	361	[4]		547	[5]	1,208	[6]
12 Months Or More | Investment grade
Schedule of Investments [Line Items]
Gross unrealized losses	162	[4]		209	[5]	577	[6]
Fixed maturity securities
Schedule of Investments [Line Items]
Gross unrealized losses	487	[1]		595	[2]	1,405	[3]
Fixed maturity securities | Finance and insurance
Schedule of Investments [Line Items]
Percent of investment portfolio, greater than 10%	20.00%			20.00%
Fixed maturity securities | Utilities and energy
Schedule of Investments [Line Items]
Percent of investment portfolio, greater than 10%	24.00%			23.00%
Fixed maturity securities | Consumer-non-cyclical
Schedule of Investments [Line Items]
Percent of investment portfolio, greater than 10%	12.00%			12.00%
Fixed maturity securities | Tax-exempt
Schedule of Investments [Line Items]
Gross unrealized losses	21	[1]		30	[2]	76	[3]
Fixed maturity securities | Less Than 20 Percent Below Cost
Schedule of Investments [Line Items]
Gross unrealized losses	268	[1]		244	[2]	408	[3]
Fixed maturity securities | Less Than Twelve Months
Schedule of Investments [Line Items]
Gross unrealized losses	127			50		200
Fixed maturity securities | Less Than Twelve Months | Tax-exempt
Schedule of Investments [Line Items]
Gross unrealized losses				0
Fixed maturity securities | Less Than Twelve Months | Less Than 20 Percent Below Cost
Schedule of Investments [Line Items]
Gross unrealized losses	125			50		156
Fixed maturity securities | 12 Months Or More
Schedule of Investments [Line Items]
Gross unrealized losses	360	[4]		545	[5]	1,205	[6]
Fixed maturity securities | 12 Months Or More | Tax-exempt
Schedule of Investments [Line Items]
Gross unrealized losses	21	[4]		30	[5]	76	[6]
Fixed maturity securities | 12 Months Or More | Less Than 20 Percent Below Cost
Schedule of Investments [Line Items]
Stated percentage below cost of securities in unrealized loss position	20.00%			20.00%
Gross unrealized losses	143	[4]		194	[5]	252	[6]
Average fair value percentage below cost for securities in a continuous loss position	8.00%			8.00%
Fixed maturity securities | 12 Months Or More | Less Than 20 Percent Below Cost | Investment grade
Schedule of Investments [Line Items]
Percentage of total unrealized losses for securities in a continuous loss position	61.00%			62.00%
Fixed maturity securities | 12 Months Or More | More Than 20% Below Cost
Schedule of Investments [Line Items]
Stated percentage below cost of securities in unrealized loss position	20.00%			20.00%
Fixed maturity securities | 12 Months Or More | More Than 20% Below Cost | Tax-exempt
Schedule of Investments [Line Items]
Stated percentage below cost of securities in unrealized loss position				20.00%
Gross unrealized losses				10
Average fair value percentage below cost for securities in a continuous loss position				25.00%
Average unrealized loss for securities in a continuous loss position				3
Corporate Debt Securities | 12 Months Or More | More Than 20% Below Cost
Schedule of Investments [Line Items]
Stated percentage below cost of securities in unrealized loss position	20.00%			20.00%
Gross unrealized losses	21			38
Corporate Debt Securities | 12 Months Or More | More Than 20% Below Cost | Finance and insurance
Schedule of Investments [Line Items]
Average fair value percentage below cost for securities in a continuous loss position	29.00%			32.00%
Gross unrealized losses	20			29
Percentage of total gross unrealized losses for securities in a continuous loss position	95.00%			76.00%
Corporate Debt Securities | 12 Months Or More | More Than 20% Below Cost | Finance and insurance | Financial Hybrid Securities
Schedule of Investments [Line Items]
Gross unrealized losses	20			29
Corporate Debt Securities | 12 Months Or More | More Than 20% Below Cost | Consumer-non-cyclical
Schedule of Investments [Line Items]
Average fair value percentage below cost for securities in a continuous loss position				50.00%
Gross unrealized losses				9
Percentage of total gross unrealized losses for securities in a continuous loss position				24.00%
Structured Securities | 12 Months Or More | More Than 20% Below Cost
Schedule of Investments [Line Items]
Stated percentage below cost of securities in unrealized loss position	20.00%			20.00%
Gross unrealized losses	190			303
Unrealized losses on other than temporarily impaired securities, non-credit portion, securities in a loss position	$ 64			$ 108

[1]	Amounts included $76 million of unrealized losses on other-than-temporarily impaired securities.
[2]	Amounts included $124 million of unrealized losses on other-than-temporarily impaired securities.
[3]	Amounts included $257 million of unrealized losses on other-than-temporarily impaired securities.
[4]	Amounts included $75 million of unrealized losses on other-than-temporarily impaired securities.
[5]	Amounts included $123 million of unrealized losses on other-than-temporarily impaired securities.
[6]	Amounts included $248 million of unrealized losses on other-than-temporarily impaired securities.

Credit Losses Recognized in Net Income (Loss) on Debt Securities (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Line Items]
Adoption of new accounting guidance related to securitization entities					$ 15
Debt Securities
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Line Items]
Cumulative credit losses, beginning balance	387	646	646	784	1,059
Other-than-temporary impairments not previously recognized	2	2	16	39	63
Increases related to other-than-temporary impairments previously recognized	4	13	55	82	117
Securities sold, paid down or disposed	(142)	(51)	(330)	(259)	(419)
Cumulative credit losses, ending balance	251	610	387	646	784
Debt Securities | Securitization Entities
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Line Items]
Adoption of new accounting guidance related to securitization entities			$ 0	$ 0	$ (36)

Net Unrealized Gains and Losses on Available-for-Sale Investment Securities Reflected as Separate Component of Accumulated Other Comprehensive Income (Loss) (Detail) (USD $)
In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Mar. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Components of Net Unrealized Investment Gains Losses Included in Accumulated Other Comprehensive Income Loss [Line Items]
Adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves	$ (1,820)		$ (1,925)				$ (1,303)		$ (553)
Income taxes, net	(1,364)		(1,457)				(840)		25
Net unrealized investment gains (losses) including noncontrolling interests	2,539		2,730				1,574		(30)
Less: net unrealized investment gains (losses) attributable to noncontrolling interests	96		92				89		50
Net unrealized investment gains (losses)	2,443	[1]	2,638	[1]	1,327	[1]	1,485	[1]	(80)	(1,405)
Net Unrealized Gains (Losses) On Investment Securities
Components of Net Unrealized Investment Gains Losses Included in Accumulated Other Comprehensive Income Loss [Line Items]
Fixed maturity securities	5,684		6,086				3,742		511
Equity securities	44		34				5		9
Other invested assets	(5)		(8)				(30)		(22)
Subtotal	$ 5,723		$ 6,112				$ 3,717		$ 498

[1]	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.

Change in Net Unrealized Gains (Losses) on Available-for-Sale Securities Reported in Accumulated Other Comprehensive Income (Loss) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Investments [Abstract]
Net unrealized investment gains (losses), beginning of period	$ 2,638	[1]	$ 1,485	[1]	$ 1,485	[1]	$ (80)		$ (1,405)
Cumulative effect of changes in accounting					0		0		260
Unrealized gains (losses) on investment securities	(427)		(212)		2,318		3,137		2,141
Adjustment to deferred acquisition costs	16		(47)		(159)		(101)		(233)
Adjustment to present value of future profits	1		11		(6)		(86)		(134)
Adjustment to sales inducements	(3)		(10)		(33)		(3)		(35)
Adjustment to benefit reserves	91		1		(424)		(560)		(273)
Provision for income taxes	106		93		(590)		(836)		(523)
Change in unrealized gains (losses) on investment securities	(216)	[1]	(164)	[1]	1,106		1,551		943
Reclassification adjustments to net investment (gains) losses	25	[1]	0	[1]	50		53		133
Change in net unrealized investment gains (losses)	(191)	[1]	(164)	[1]	1,156		1,604		1,336
Less: change in net unrealized investment gains (losses) attributable to noncontrolling interests	4	[1]	(6)	[1]	3		39		11
Net unrealized investment gains (losses), end of period	$ 2,443	[1]	$ 1,327	[1]	$ 2,638	[1]	$ 1,485	[1]	$ (80)

[1]	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.

Change in Net Unrealized Gains (Losses) on Available-for-Sale Securities Reported in Accumulated Other Comprehensive Income (Loss) (Parenthetical) (Detail) (USD $)
In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of Net Unrealized Investment Gains Losses Included in Accumulated Other Comprehensive Income Loss [Line Items]
Reclassification adjustments to net investment (gains) losses, taxes	$ (13)	$ 0	$ (27)	$ (29)	$ (71)

Amortized Cost or Cost, Gross Unrealized Gains (Losses) and Fair Value of Fixed Maturity and Equity Securities Classified as Available-for-Sale (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Schedule of Investments [Line Items]
Fair value, fixed maturity securities	$ 61,082	$ 62,161	$ 58,295
Fair value, equity securities	490	518	359
Amortized cost or cost, total	55,850	56,555	54,912
Fair value, total	61,572	62,679	58,654
Fixed maturity securities
Schedule of Investments [Line Items]
Amortized cost or cost, fixed maturity securities	55,404	56,072	54,558
Fair value, fixed maturity securities	61,082	62,161	58,295
Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises
Schedule of Investments [Line Items]
Amortized cost or cost, fixed maturity securities	4,510	4,484	3,946
Fair value, fixed maturity securities	5,381	5,491	4,863
Fixed maturity securities | Tax-exempt
Schedule of Investments [Line Items]
Amortized cost or cost, fixed maturity securities	277	308	564
Fair value, fixed maturity securities	270	294	503
Fixed maturity securities | Government - non-U.S.
Schedule of Investments [Line Items]
Amortized cost or cost, fixed maturity securities	2,132	2,173	2,017
Fair value, fixed maturity securities	2,345	2,422	2,211
Fixed maturity securities | U.S. corporate
Schedule of Investments [Line Items]
Amortized cost or cost, fixed maturity securities	22,954	22,873	23,024
Fair value, fixed maturity securities	25,936	26,105	25,258
Fixed maturity securities | Corporate - non-U.S.
Schedule of Investments [Line Items]
Amortized cost or cost, fixed maturity securities	14,421	14,577	13,156
Fair value, fixed maturity securities	15,540	15,792	13,757
Fixed maturity securities | Residential mortgage-backed
Schedule of Investments [Line Items]
Amortized cost or cost, fixed maturity securities	5,542	5,744	5,695
Fair value, fixed maturity securities	5,942	6,081	5,695
Fixed maturity securities | Commercial mortgage-backed
Schedule of Investments [Line Items]
Amortized cost or cost, fixed maturity securities	2,948	3,253	3,470
Fair value, fixed maturity securities	3,056	3,333	3,400
Fixed maturity securities | Other asset-backed
Schedule of Investments [Line Items]
Amortized cost or cost, fixed maturity securities	2,620	2,660	2,686
Fair value, fixed maturity securities	2,612	2,643	2,608
Equity securities
Schedule of Investments [Line Items]
Amortized cost or cost, equity securities	446	483	354
Fair value, equity securities	490	518	359
Not other-than-temporary impairments
Schedule of Investments [Line Items]
Gross unrealized gains	6,179	6,688	5,130
Gross unrealized losses	(414)	(477)	(1,162)
Not other-than-temporary impairments | Fixed maturity securities
Schedule of Investments [Line Items]
Gross unrealized gains	6,132	6,647	5,111
Gross unrealized losses	(411)	(471)	(1,148)
Not other-than-temporary impairments | Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises
Schedule of Investments [Line Items]
Gross unrealized gains	924	1,025	918
Gross unrealized losses	(53)	(18)	(1)
Not other-than-temporary impairments | Fixed maturity securities | Tax-exempt
Schedule of Investments [Line Items]
Gross unrealized gains	14	16	15
Gross unrealized losses	(21)	(30)	(76)
Not other-than-temporary impairments | Fixed maturity securities | Government - non-U.S.
Schedule of Investments [Line Items]
Gross unrealized gains	215	250	196
Gross unrealized losses	(2)	(1)	(2)
Not other-than-temporary impairments | Fixed maturity securities | U.S. corporate
Schedule of Investments [Line Items]
Gross unrealized gains	3,073	3,317	2,542
Gross unrealized losses	(111)	(104)	(325)
Not other-than-temporary impairments | Fixed maturity securities | Corporate - non-U.S.
Schedule of Investments [Line Items]
Gross unrealized gains	1,158	1,262	819
Gross unrealized losses	(39)	(47)	(218)
Not other-than-temporary impairments | Fixed maturity securities | Residential mortgage-backed
Schedule of Investments [Line Items]
Gross unrealized gains	535	549	446
Gross unrealized losses	(82)	(124)	(252)
Not other-than-temporary impairments | Fixed maturity securities | Commercial mortgage-backed
Schedule of Investments [Line Items]
Gross unrealized gains	162	178	157
Gross unrealized losses	(46)	(82)	(179)
Not other-than-temporary impairments | Fixed maturity securities | Other asset-backed
Schedule of Investments [Line Items]
Gross unrealized gains	51	50	18
Gross unrealized losses	(57)	(65)	(95)
Not other-than-temporary impairments | Equity securities
Schedule of Investments [Line Items]
Gross unrealized gains	47	41	19
Gross unrealized losses	(3)	(6)	(14)
Other-than-temporary impairments
Schedule of Investments [Line Items]
Gross unrealized gains	33	37	31
Gross unrealized losses	(76)	(124)	(257)
Other-than-temporary impairments | Fixed maturity securities
Schedule of Investments [Line Items]
Gross unrealized gains	33	37	31
Gross unrealized losses	(76)	(124)	(257)
Other-than-temporary impairments | Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises
Schedule of Investments [Line Items]
Gross unrealized gains	0	0	0
Gross unrealized losses	0	0	0
Other-than-temporary impairments | Fixed maturity securities | Tax-exempt
Schedule of Investments [Line Items]
Gross unrealized gains	0	0	0
Gross unrealized losses	0	0	0
Other-than-temporary impairments | Fixed maturity securities | Government - non-U.S.
Schedule of Investments [Line Items]
Gross unrealized gains	0	0	0
Gross unrealized losses	0	0	0
Other-than-temporary impairments | Fixed maturity securities | U.S. corporate
Schedule of Investments [Line Items]
Gross unrealized gains	20	19	18
Gross unrealized losses	0	0	(1)
Other-than-temporary impairments | Fixed maturity securities | Corporate - non-U.S.
Schedule of Investments [Line Items]
Gross unrealized gains	0	0	0
Gross unrealized losses	0	0	0
Other-than-temporary impairments | Fixed maturity securities | Residential mortgage-backed
Schedule of Investments [Line Items]
Gross unrealized gains	10	13	9
Gross unrealized losses	(63)	(101)	(203)
Other-than-temporary impairments | Fixed maturity securities | Commercial mortgage-backed
Schedule of Investments [Line Items]
Gross unrealized gains	3	5	4
Gross unrealized losses	(11)	(21)	(52)
Other-than-temporary impairments | Fixed maturity securities | Other asset-backed
Schedule of Investments [Line Items]
Gross unrealized gains	0	0	0
Gross unrealized losses	(2)	(2)	(1)
Other-than-temporary impairments | Equity securities
Schedule of Investments [Line Items]
Gross unrealized gains	0	0	0
Gross unrealized losses	$ 0	$ 0	$ 0

Gross Unrealized Losses and Fair Value of Investment Securities (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013 Securities		Dec. 31, 2012 Securities		Dec. 31, 2011 Securities
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	$ 6,244		$ 5,612		$ 8,970
Gross unrealized losses	(490)	[1]	(601)	[2]	(1,419)	[3]
Number of securities in a continuous loss position	950		983		1,486
Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	4,307		2,951		4,719
Gross unrealized losses	(129)		(54)		(211)
Number of securities in a continuous loss position	532		425		629
12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	1,937		2,661		4,251
Gross unrealized losses	(361)	[4]	(547)	[5]	(1,208)	[6]
Number of securities in a continuous loss position	418		558		857
Investment grade
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	5,227		4,377		7,358
Gross unrealized losses	(283)	[1]	(252)	[2]	(742)	[3]
Number of securities in a continuous loss position	614		591		981
Investment grade | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	4,070		2,761		4,292
Gross unrealized losses	(121)		(43)		(165)
Number of securities in a continuous loss position	439		356		502
Investment grade | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	1,157		1,616		3,066
Gross unrealized losses	(162)	[4]	(209)	[5]	(577)	[6]
Number of securities in a continuous loss position	175		235		479
Below investment grade
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	1,017	[7]	1,235	[8]	1,612	[9]
Gross unrealized losses	(207)	[1],[7]	(349)	[2],[8]	(677)	[3],[9]
Number of securities in a continuous loss position	336	[7]	392	[8]	505	[9]
Below investment grade | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	237	[7]	190	[8]	427	[9]
Gross unrealized losses	(8)	[7]	(11)	[8]	(46)	[9]
Number of securities in a continuous loss position	93	[7]	69	[8]	127	[9]
Below investment grade | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	780	[7]	1,045	[8]	1,185	[9]
Gross unrealized losses	(199)	[4],[7]	(338)	[5],[8]	(631)	[6],[9]
Number of securities in a continuous loss position	243	[7]	323	[8]	378	[9]
Fixed maturity securities
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	6,189		5,546		8,853
Gross unrealized losses	(487)	[1]	(595)	[2]	(1,405)	[3]
Number of securities in a continuous loss position	897		938		1,434
Fixed maturity securities | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	4,264		2,899		4,627
Gross unrealized losses	(127)		(50)		(200)
Number of securities in a continuous loss position	485		393		590
Fixed maturity securities | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	1,925		2,647		4,226
Gross unrealized losses	(360)	[4]	(545)	[5]	(1,205)	[6]
Number of securities in a continuous loss position	412		545		844
Fixed maturity securities | Less Than 20 Percent Below Cost
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	5,881		5,050		7,303
Gross unrealized losses	(268)	[1]	(244)	[2]	(408)	[3]
Number of securities in a continuous loss position	746		730		983
Fixed maturity securities | Less Than 20 Percent Below Cost | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	4,257		2,899		4,545
Gross unrealized losses	(125)		(50)		(156)
Number of securities in a continuous loss position	479		393		548
Fixed maturity securities | Less Than 20 Percent Below Cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	1,624		2,151		2,758
Gross unrealized losses	(143)	[4]	(194)	[5]	(252)	[6]
Number of securities in a continuous loss position	267		337		435
Fixed maturity securities | 20 To 50 percent below cost
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	279		445		1,413
Gross unrealized losses	(140)	[1]	(218)	[2]	(683)	[3]
Number of securities in a continuous loss position	98		128		310
Fixed maturity securities | 20 To 50 percent below cost | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	7		0		78
Gross unrealized losses	(2)		0		(30)
Number of securities in a continuous loss position	6		0		27
Fixed maturity securities | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	272		445		1,335
Gross unrealized losses	(138)	[4]	(218)	[5]	(653)	[6]
Number of securities in a continuous loss position	92		128		283
Fixed maturity securities | Greater than 50% below cost
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	29		51		137
Gross unrealized losses	(79)	[1]	(133)	[2]	(314)	[3]
Number of securities in a continuous loss position	53		80		141
Fixed maturity securities | Greater than 50% below cost | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value			0		4
Gross unrealized losses			0		(14)
Number of securities in a continuous loss position			0		15
Fixed maturity securities | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	29		51		133
Gross unrealized losses	(79)	[4]	(133)	[5]	(300)	[6]
Number of securities in a continuous loss position	53		80		126
Fixed maturity securities | Investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	140		170
Gross unrealized losses	(71)		(80)
Number of securities in a continuous loss position	24		32
Percentage of total gross unrealized losses for securities in a continuous loss position	14.00%		13.00%
Fixed maturity securities | Investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	2		5
Gross unrealized losses	(4)		(8)
Number of securities in a continuous loss position	7		9
Percentage of total gross unrealized losses for securities in a continuous loss position	1.00%		1.00%
Fixed maturity securities | Below investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	132		275
Gross unrealized losses	(67)		(138)
Number of securities in a continuous loss position	68		96
Percentage of total gross unrealized losses for securities in a continuous loss position	13.00%		22.00%
Fixed maturity securities | Below investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	27		46
Gross unrealized losses	(75)		(125)
Number of securities in a continuous loss position	46		71
Percentage of total gross unrealized losses for securities in a continuous loss position	15.00%		21.00%
Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	766		655		160
Gross unrealized losses	(53)	[1]	(18)	[2]	(1)	[3]
Number of securities in a continuous loss position	22		19		2
Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	766		655		160
Gross unrealized losses	(53)		(18)		(1)
Number of securities in a continuous loss position	22		19		2
Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value			0
Gross unrealized losses		[4]	0	[5]		[6]
Number of securities in a continuous loss position			0
Fixed maturity securities | Tax-exempt
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	112		137		230
Gross unrealized losses	(21)	[1]	(30)	[2]	(76)	[3]
Number of securities in a continuous loss position	10		13		72
Fixed maturity securities | Tax-exempt | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value			0
Gross unrealized losses			0
Number of securities in a continuous loss position			0
Fixed maturity securities | Tax-exempt | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	112		137		230
Gross unrealized losses	(21)	[4]	(30)	[5]	(76)	[6]
Number of securities in a continuous loss position	10		13		72
Fixed maturity securities | Tax-exempt | Investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	16		31
Gross unrealized losses	(6)		(10)
Number of securities in a continuous loss position	2		3
Percentage of total gross unrealized losses for securities in a continuous loss position	1.00%		2.00%
Fixed maturity securities | Tax-exempt | Investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	0
Number of securities in a continuous loss position	0
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Fixed maturity securities | Government - non-U.S.
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	133		103		98
Gross unrealized losses	(2)	[1]	(1)	[2]	(2)	[3]
Number of securities in a continuous loss position	18		21		33
Fixed maturity securities | Government - non-U.S. | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	133		103		90
Gross unrealized losses	(2)		(1)		(1)
Number of securities in a continuous loss position	18		21		25
Fixed maturity securities | Government - non-U.S. | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value			0		8
Gross unrealized losses		[4]	0	[5]	(1)	[6]
Number of securities in a continuous loss position			0		8
Fixed maturity securities | U.S. corporate
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	2,108		1,505		3,137
Gross unrealized losses	(111)	[1]	(104)	[2]	(326)	[3]
Number of securities in a continuous loss position	258		219		311
Fixed maturity securities | U.S. corporate | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	1,579		859		1,721
Gross unrealized losses	(50)		(19)		(68)
Number of securities in a continuous loss position	211		154		175
Fixed maturity securities | U.S. corporate | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	529		646		1,416
Gross unrealized losses	(61)	[4]	(85)	[5]	(258)	[6]
Number of securities in a continuous loss position	47		65		136
Fixed maturity securities | U.S. corporate | Investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	18		34
Gross unrealized losses	(5)		(12)
Number of securities in a continuous loss position	1		3
Percentage of total gross unrealized losses for securities in a continuous loss position	1.00%		2.00%
Fixed maturity securities | U.S. corporate | Investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	0
Number of securities in a continuous loss position	0
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Fixed maturity securities | U.S. corporate | Below investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	2		9
Gross unrealized losses	(1)		(9)
Number of securities in a continuous loss position	3		1
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%		1.00%
Fixed maturity securities | U.S. corporate | Below investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	0
Number of securities in a continuous loss position	0
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Fixed maturity securities | Corporate - non-U.S.
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	1,425		1,101		2,180
Gross unrealized losses	(39)	[1]	(47)	[2]	(218)	[3]
Number of securities in a continuous loss position	158		146		263
Fixed maturity securities | Corporate - non-U.S. | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	1,184		665		1,475
Gross unrealized losses	(17)		(9)		(86)
Number of securities in a continuous loss position	138		105		188
Fixed maturity securities | Corporate - non-U.S. | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	241		436		705
Gross unrealized losses	(22)	[4]	(38)	[5]	(132)	[6]
Number of securities in a continuous loss position	20		41		75
Fixed maturity securities | Corporate - non-U.S. | Investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	32		29
Gross unrealized losses	(15)		(17)
Number of securities in a continuous loss position	7		7
Percentage of total gross unrealized losses for securities in a continuous loss position	3.00%		3.00%
Fixed maturity securities | Corporate - non-U.S. | Investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	0
Number of securities in a continuous loss position	0
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Fixed maturity securities | Residential mortgage-backed
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	637		646		1,003
Gross unrealized losses	(145)	[1]	(225)	[2]	(455)	[3]
Number of securities in a continuous loss position	269		310		427
Fixed maturity securities | Residential mortgage-backed | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	277		152		276
Gross unrealized losses	(2)		(1)		(5)
Number of securities in a continuous loss position	42		32		68
Fixed maturity securities | Residential mortgage-backed | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	360		494		727
Gross unrealized losses	(143)	[4]	(224)	[5]	(450)	[6]
Number of securities in a continuous loss position	227		278		359
Fixed maturity securities | Commercial mortgage-backed
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	705		932		1,113
Gross unrealized losses	(57)	[1]	(103)	[2]	(231)	[3]
Number of securities in a continuous loss position	115		150		208
Fixed maturity securities | Commercial mortgage-backed | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	172		183		282
Gross unrealized losses	(2)		(1)		(36)
Number of securities in a continuous loss position	23		20		49
Fixed maturity securities | Commercial mortgage-backed | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	533		749		831
Gross unrealized losses	(55)	[4]	(102)	[5]	(195)	[6]
Number of securities in a continuous loss position	92		130		159
Fixed maturity securities | Other asset-backed
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	303		467		932
Gross unrealized losses	(59)	[1]	(67)	[2]	(96)	[3]
Number of securities in a continuous loss position	47		60		118
Fixed maturity securities | Other asset-backed | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	153		282		623
Gross unrealized losses	(1)		(1)		(3)
Number of securities in a continuous loss position	31		42		83
Fixed maturity securities | Other asset-backed | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	150		185		309
Gross unrealized losses	(58)	[4]	(66)	[5]	(93)	[6]
Number of securities in a continuous loss position	16		18		35
Equity securities
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	55		66		117
Gross unrealized losses	(3)	[1]	(6)	[2]	(14)	[3]
Number of securities in a continuous loss position	53		45		52
Equity securities | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	43		52		92
Gross unrealized losses	(2)		(4)		(11)
Number of securities in a continuous loss position	47		32		39
Equity securities | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	12		14		25
Gross unrealized losses	(1)	[4]	(2)	[5]	(3)	[6]
Number of securities in a continuous loss position	6		13		13
Equity securities | Less Than 20 Percent Below Cost
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	55		59		101
Gross unrealized losses	(3)	[1]	(3)	[2]	(7)	[3]
Number of securities in a continuous loss position	53		40		48
Equity securities | Less Than 20 Percent Below Cost | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	43		47		80
Gross unrealized losses	(2)		(2)		(6)
Number of securities in a continuous loss position	47		29		36
Equity securities | Less Than 20 Percent Below Cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	12		12		21
Gross unrealized losses	(1)	[4]	(1)	[5]	(1)	[6]
Number of securities in a continuous loss position	6		11		12
Equity securities | 20 To 50 percent below cost
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value			7		16
Gross unrealized losses			(3)	[2]	(7)	[3]
Number of securities in a continuous loss position			5		4
Equity securities | 20 To 50 percent below cost | Less Than Twelve Months
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value			5		12
Gross unrealized losses			(2)		(5)
Number of securities in a continuous loss position			3		3
Equity securities | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value			2		4
Gross unrealized losses			(1)	[5]	(2)	[6]
Number of securities in a continuous loss position			2		1
Structured Securities | Investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	74		76
Gross unrealized losses	(45)		(41)
Number of securities in a continuous loss position	14		19
Percentage of total gross unrealized losses for securities in a continuous loss position	9.00%		6.00%
Structured Securities | Investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	2		5
Gross unrealized losses	(4)		(8)
Number of securities in a continuous loss position	7		9
Percentage of total gross unrealized losses for securities in a continuous loss position	1.00%		1.00%
Structured Securities | Below investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	130		266
Gross unrealized losses	(66)		(129)
Number of securities in a continuous loss position	65		95
Percentage of total gross unrealized losses for securities in a continuous loss position	13.00%		21.00%
Structured Securities | Below investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	27		46
Gross unrealized losses	(75)		(125)
Number of securities in a continuous loss position	46		71
Percentage of total gross unrealized losses for securities in a continuous loss position	15.00%		21.00%
Structured Securities | Residential mortgage-backed | Investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	21		28
Gross unrealized losses	(12)		(15)
Number of securities in a continuous loss position	9		12
Percentage of total gross unrealized losses for securities in a continuous loss position	2.00%		2.00%
Structured Securities | Residential mortgage-backed | Investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	2		5
Gross unrealized losses	(3)		(7)
Number of securities in a continuous loss position	6		8
Percentage of total gross unrealized losses for securities in a continuous loss position	1.00%		1.00%
Structured Securities | Residential mortgage-backed | Below investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	94		179
Gross unrealized losses	(44)		(86)
Number of securities in a continuous loss position	52		76
Percentage of total gross unrealized losses for securities in a continuous loss position	9.00%		14.00%
Structured Securities | Residential mortgage-backed | Below investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	18		32
Gross unrealized losses	(61)		(96)
Number of securities in a continuous loss position	41		62
Percentage of total gross unrealized losses for securities in a continuous loss position	12.00%		16.00%
Structured Securities | Commercial mortgage-backed | Investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	2		15
Gross unrealized losses	(1)		(5)
Number of securities in a continuous loss position	2		5
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%		1.00%
Structured Securities | Commercial mortgage-backed | Investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	(1)		(1)
Number of securities in a continuous loss position	1		1
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Structured Securities | Commercial mortgage-backed | Below investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	22		53
Gross unrealized losses	(12)		(20)
Number of securities in a continuous loss position	12		17
Percentage of total gross unrealized losses for securities in a continuous loss position	2.00%		3.00%
Structured Securities | Commercial mortgage-backed | Below investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	3		8
Gross unrealized losses	(4)		(19)
Number of securities in a continuous loss position	3		7
Percentage of total gross unrealized losses for securities in a continuous loss position	1.00%		3.00%
Structured Securities | Other asset-backed | Investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	51		33
Gross unrealized losses	(32)		(21)
Number of securities in a continuous loss position	3		2
Percentage of total gross unrealized losses for securities in a continuous loss position	7.00%		3.00%
Structured Securities | Other asset-backed | Investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	0
Number of securities in a continuous loss position	0
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Structured Securities | Other asset-backed | Below investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	14		34
Gross unrealized losses	(10)		(23)
Number of securities in a continuous loss position	1		2
Percentage of total gross unrealized losses for securities in a continuous loss position	2.00%		4.00%
Structured Securities | Other asset-backed | Below investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	6		6
Gross unrealized losses	(10)		(10)
Number of securities in a continuous loss position	2		2
Percentage of total gross unrealized losses for securities in a continuous loss position	2.00%		2.00%
Corporate Debt Securities | Investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	50		63
Gross unrealized losses	(20)		(29)
Number of securities in a continuous loss position	8		10
Percentage of total gross unrealized losses for securities in a continuous loss position	4.00%		5.00%
Corporate Debt Securities | Investment grade | 20 To 50 percent below cost | 12 Months Or More | Finance and insurance
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	50		63
Gross unrealized losses	(20)		(29)
Number of securities in a continuous loss position	8		10
Percentage of total gross unrealized losses for securities in a continuous loss position	4.00%		5.00%
Corporate Debt Securities | Investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	0
Number of securities in a continuous loss position	0
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Corporate Debt Securities | Investment grade | Greater than 50% below cost | 12 Months Or More | Finance and insurance
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	0
Number of securities in a continuous loss position	0
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Corporate Debt Securities | Below investment grade | 20 To 50 percent below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	2		9
Gross unrealized losses	(1)		(9)
Number of securities in a continuous loss position	3		1
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%		1.00%
Corporate Debt Securities | Below investment grade | 20 To 50 percent below cost | 12 Months Or More | Consumer-non-cyclical
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value			9
Gross unrealized losses			(9)
Number of securities in a continuous loss position			1
Percentage of total gross unrealized losses for securities in a continuous loss position			1.00%
Corporate Debt Securities | Below investment grade | 20 To 50 percent below cost | 12 Months Or More | Consumer-cyclical
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	2
Gross unrealized losses	(1)
Number of securities in a continuous loss position	3
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Corporate Debt Securities | Below investment grade | Greater than 50% below cost | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	0
Number of securities in a continuous loss position	0
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%
Corporate Debt Securities | Below investment grade | Greater than 50% below cost | 12 Months Or More | Consumer-non-cyclical
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value
Gross unrealized losses
Number of securities in a continuous loss position
Percentage of total gross unrealized losses for securities in a continuous loss position
Corporate Debt Securities | Below investment grade | Greater than 50% below cost | 12 Months Or More | Consumer-cyclical
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Fair value	0
Gross unrealized losses	$ 0
Number of securities in a continuous loss position	0
Percentage of total gross unrealized losses for securities in a continuous loss position	0.00%

[1]	Amounts included $76 million of unrealized losses on other-than-temporarily impaired securities.
[2]	Amounts included $124 million of unrealized losses on other-than-temporarily impaired securities.
[3]	Amounts included $257 million of unrealized losses on other-than-temporarily impaired securities.
[4]	Amounts included $75 million of unrealized losses on other-than-temporarily impaired securities.
[5]	Amounts included $123 million of unrealized losses on other-than-temporarily impaired securities.
[6]	Amounts included $248 million of unrealized losses on other-than-temporarily impaired securities.
[7]	Amounts that have been in a continuous loss position for 12 months or more included $74 million of unrealized losses on other-than-temporarily impaired securities.
[8]	Amounts that have been in a continuous loss position for 12 months or more included $119 million of unrealized losses on other-than-temporarily impaired securities.
[9]	Amounts that have been in a continuous loss position for 12 months or more included $235 million of unrealized losses on other-than-temporarily impaired securities.

Gross Unrealized Losses and Fair Value of Investment Securities (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Gross unrealized losses	$ 490	[1]	$ 601	[2]	$ 1,419	[3]
12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Gross unrealized losses	361	[4]	547	[5]	1,208	[6]
Other-than-temporary impairments
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Gross unrealized losses	76		124		257
Other-than-temporary impairments | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Gross unrealized losses	75		123		248
Below investment grade
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Gross unrealized losses	207	[1],[7]	349	[2],[8]	677	[3],[9]
Below investment grade | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Gross unrealized losses	199	[4],[7]	338	[5],[8]	631	[6],[9]
Below investment grade | Other-than-temporary impairments | 12 Months Or More
Available for Sale Securities Continuous Unrealized Loss Position [Line Items]
Gross unrealized losses	$ 74		$ 119		$ 235

[1]	Amounts included $76 million of unrealized losses on other-than-temporarily impaired securities.
[2]	Amounts included $124 million of unrealized losses on other-than-temporarily impaired securities.
[3]	Amounts included $257 million of unrealized losses on other-than-temporarily impaired securities.
[4]	Amounts included $75 million of unrealized losses on other-than-temporarily impaired securities.
[5]	Amounts included $123 million of unrealized losses on other-than-temporarily impaired securities.
[6]	Amounts included $248 million of unrealized losses on other-than-temporarily impaired securities.
[7]	Amounts that have been in a continuous loss position for 12 months or more included $74 million of unrealized losses on other-than-temporarily impaired securities.
[8]	Amounts that have been in a continuous loss position for 12 months or more included $119 million of unrealized losses on other-than-temporarily impaired securities.
[9]	Amounts that have been in a continuous loss position for 12 months or more included $235 million of unrealized losses on other-than-temporarily impaired securities.

Scheduled Maturity Distribution of Fixed Maturity Securities (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Amortized cost or cost
Due one year or less	$ 2,704	$ 2,606
Due after one year through five years	10,398	10,578
Due after five years through ten years	11,176	11,120
Due after ten years	20,016	20,111
Subtotal	44,294	44,415
Total	55,404	56,072
Fair value
Due one year or less	2,731	2,634
Due after one year through five years	10,997	11,139
Due after five years through ten years	12,243	12,266
Due after ten years	23,501	24,065
Subtotal	49,472	50,104
Total	61,082	62,161	58,295
Residential mortgage-backed
Amortized cost or cost
Fixed maturity securities	5,542	5,744
Fair value
Fixed maturity securities	5,942	6,081
Commercial mortgage-backed
Amortized cost or cost
Fixed maturity securities	2,948	3,253
Fair value
Fixed maturity securities	3,056	3,333
Other asset-backed
Amortized cost or cost
Fixed maturity securities	2,620	2,660
Fair value
Fixed maturity securities	$ 2,612	$ 2,643

Distribution Across Property Type and Geographic Region for Commercial Mortgage Loans (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 5,904	$ 5,912	$ 6,140
Unamortized balance of loan origination fees and costs	2	2	3
% of total	100.00%	100.00%	100.00%
Allowance for losses	(40)	(42)	(51)
Total	5,866	5,872	6,092
Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	5,904	5,912	6,140
Unamortized balance of loan origination fees and costs	2	2	3
% of total	100.00%	100.00%	100.00%
Allowance for losses	(40)	(42)	(51)
Total	5,866	5,872	6,092
South Atlantic | Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,549	1,587	1,631
% of total	26.00%	27.00%	27.00%
Pacific | Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,582	1,553	1,539
% of total	27.00%	26.00%	25.00%
Middle Atlantic | Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	750	739	734
% of total	13.00%	13.00%	12.00%
East North Central | Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	451	468	557
% of total	8.00%	8.00%	9.00%
Mountain | Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	458	463	497
% of total	8.00%	8.00%	8.00%
West North Central | Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	374	353	337
% of total	6.00%	6.00%	5.00%
New England | Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	341	343	388
% of total	6.00%	6.00%	6.00%
West South Central | Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	259	265	298
% of total	4.00%	4.00%	5.00%
East South Central | Commercial Mortgage Loan
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	140	141	159
% of total	2.00%	2.00%	3.00%
Retail
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,953	1,895	1,898
% of total	33.00%	32.00%	31.00%
Industrial
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,584	1,603	1,707
% of total	27.00%	27.00%	28.00%
Office
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,595	1,580	1,590
% of total	27.00%	27.00%	26.00%
Apartments
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	542	552	641
% of total	9.00%	9.00%	10.00%
Mixed use/other
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 230	$ 282	$ 304
% of total	4.00%	5.00%	5.00%

Aging of Past Due Commercial Mortgage Loans by Property Type (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 5,904	$ 5,912	$ 6,140
% of total	100.00%	100.00%	100.00%
Retail
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,953	1,895	1,898
% of total	33.00%	32.00%	31.00%
Industrial
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,584	1,603	1,707
% of total	27.00%	27.00%	28.00%
Office
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,595	1,580	1,590
% of total	27.00%	27.00%	26.00%
Apartments
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	542	552	641
% of total	9.00%	9.00%	10.00%
Mixed use/other
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	230	282	304
% of total	4.00%	5.00%	5.00%
31-60 days past due
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	15	68	115
% of total	0.00%	1.00%	2.00%
31-60 days past due | Retail
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	7	0	107
31-60 days past due | Industrial
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	6	0	3
31-60 days past due | Office
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1	2	4
31-60 days past due | Apartments
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
31-60 days past due | Mixed use/other
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1	66	1
61-90 days past due
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	7	3	3
% of total	0.00%	0.00%	0.00%
61-90 days past due | Retail
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	5	3	0
61-90 days past due | Industrial
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	2	0	0
61-90 days past due | Office
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	3
61-90 days past due | Apartments
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
61-90 days past due | Mixed use/other
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
Greater than 90 days past due
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	4	4	15
% of total	0.00%	0.00%	0.00%
Greater than 90 days past due | Retail
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
Greater than 90 days past due | Industrial
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
Greater than 90 days past due | Office
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	15
Greater than 90 days past due | Apartments
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	4	4	0
Greater than 90 days past due | Mixed use/other
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
Total past due
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	26	75	133
% of total	0.00%	1.00%	2.00%
Total past due | Retail
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	12	3	107
Total past due | Industrial
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	8	0	3
Total past due | Office
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1	2	22
Total past due | Apartments
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	4	4	0
Total past due | Mixed use/other
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1	66	1
Current
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	5,878	5,837	6,007
% of total	100.00%	99.00%	98.00%
Current | Retail
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,941	1,892	1,791
Current | Industrial
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,576	1,603	1,704
Current | Office
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,594	1,578	1,568
Current | Apartments
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	538	548	641
Current | Mixed use/other
Aging of Past Due Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 229	$ 216	$ 303

Allowance for Credit Losses and Recorded Investment in Commercial Mortgage Loans (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Financing Receivable, Allowance for Credit Losses [Line Items]
Ending balance	$ 40		$ 42		$ 51
Ending balance	5,904		5,912		6,140
Allowance for Credit Losses
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	42	51	51		59		48
Charge-offs	0	(1)	(2)	[1]	(5)	[1]	(23)	[1]
Recoveries	0	0	0		0		0
Provision	(2)	(1)	(7)		(3)		34
Ending balance	40	49	42		51		59
Ending allowance for individually impaired loans	0	0	0		0		0
Ending allowance for loans not individually impaired that were evaluated collectively for impairment	40	49	42		51		59
Commercial Mortgage Loans Recorded Investment
Financing Receivable, Allowance for Credit Losses [Line Items]
Ending balance	5,904	6,076	5,912		6,140		6,772
Ending balance of individually impaired loans	0	2	0		10		30
Ending balance of loans not individually impaired that were evaluated collectively for impairment	$ 5,904	$ 6,074	$ 5,912		$ 6,130		$ 6,742

[1]	Charge-offs in 2010 included $13 million related to held-for-sale commercial mortgage loans that were sold in the third quarter of 2010.

Allowance for Credit Losses and Recorded Investment in Commercial Mortgage Loans (Parenthetical) (Detail) (Held-For-Sale Commercial Mortgage Loans, USD $) In Millions, unless otherwise specified	3 Months Ended
Sep. 30, 2010
Held-For-Sale Commercial Mortgage Loans
Financing Receivable, Allowance for Credit Losses [Line Items]
Charge-offs	$ (13)

Loan-to-Value of Commercial Mortgage Loans by Property Type (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	$ 5,904		$ 5,912		$ 6,140
% of total	100.00%		100.00%		100.00%
Weighted-average debt service coverage ratio	1.95		1.95		2.01
Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,953		1,895		1,898
% of total	33.00%		32.00%		31.00%
Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,584		1,603		1,707
% of total	27.00%		27.00%		28.00%
Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,595		1,580		1,590
% of total	27.00%		27.00%		26.00%
Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	542		552		641
% of total	9.00%		9.00%		10.00%
Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	230		282		304
% of total	4.00%		5.00%		5.00%
0% - 50%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,560		1,568		1,507
% of total	26.00%		27.00%		25.00%
Weighted-average debt service coverage ratio	2.27		2.13		2.28
0% - 50% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	553		548		453
0% - 50% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	451		462		445
0% - 50% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	318		323		364
0% - 50% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	165		167		164
0% - 50% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	73		68		81
51% - 60%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	845		923		1,017
% of total	14.00%		16.00%		17.00%
Weighted-average debt service coverage ratio	1.76		1.73		1.89
51% - 60% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	277		280		247
51% - 60% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	235		242		332
51% - 60% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	224		237		281
51% - 60% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	85		140		110
51% - 60% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	24		24		47
61% - 75%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	2,672		2,537		2,498
% of total	46.00%		42.00%		40.00%
Weighted-average debt service coverage ratio	2.07		2.09		2.16
61% - 75% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	920		874		900
61% - 75% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	671		671		642
61% - 75% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	721		688		546
61% - 75% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	248		201		321
61% - 75% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	112		103		89
76% - 100%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	699		748		858
% of total	12.00%		13.00%		14.00%
Weighted-average debt service coverage ratio	1.17		1.18		1.19
76% - 100% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	172		162		268
76% - 100% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	188		188		261
76% - 100% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	295		288		283
76% - 100% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	29		29		31
76% - 100% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	15		81		15
Greater than 100%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	128	[1]	136	[2]	260	[3]
% of total	2.00%	[1]	2.00%	[2]	4.00%	[3]
Weighted-average debt service coverage ratio	1.05	[1]	2.48	[2]	2.26	[3]
Greater than 100% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	31	[1]	31	[2]	30	[3]
Greater than 100% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	39	[1]	40	[2]	27	[3]
Greater than 100% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	37	[1]	44	[2]	116	[3]
Greater than 100% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	15	[1]	15	[2]	15	[3]
Greater than 100% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	$ 6	[1]	$ 6	[2]	$ 72	[3]

[1]	Included $128 million of loans in good standing, with a total weighted-average loan-to-value of 145%, where borrowers continued to make timely payments.
[2]	Included $136 million of loans in good standing, with a total weighted-average loan-to-value of 144%, where borrowers continued to make timely payments.
[3]	Included $260 million of loans in good standing, with a total weighted-average loan-to-value of 117%, where borrowers continued to make timely payments.

Loan-to-Value of Commercial Mortgage Loans by Property Type (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Dec. 31, 2011
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	5,904	5,912		6,140
Greater than 100%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	128 [1]	136	[2]	260	[3]
Greater than 100% | Loans in Good Standing
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	125	136		260
Greater than 100% | Loans in Good Standing | Weighted Average Loan-To-Value
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Weighted-average loan-to-value	145.00%	144.00%		117.00%

[1]	Included $128 million of loans in good standing, with a total weighted-average loan-to-value of 145%, where borrowers continued to make timely payments.
[2]	Included $136 million of loans in good standing, with a total weighted-average loan-to-value of 144%, where borrowers continued to make timely payments.
[3]	Included $260 million of loans in good standing, with a total weighted-average loan-to-value of 117%, where borrowers continued to make timely payments.

Debt Service Coverage Ratio for Fixed Rate Commercial Mortgage Loans by Property Type (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	$ 5,904	$ 5,912	$ 6,140
% of total	100.00%	100.00%	100.00%
Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	5,711	5,652	5,856
% of total	100.00%	100.00%	100.00%
Weighted-average loan-to-value	61.00%	61.00%	63.00%
Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,953	1,895	1,898
% of total	33.00%	32.00%	31.00%
Retail | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,849	1,791	1,793
Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,584	1,603	1,707
% of total	27.00%	27.00%	28.00%
Industrial | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,579	1,597	1,699
Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,595	1,580	1,590
% of total	27.00%	27.00%	26.00%
Office | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,511	1,496	1,506
Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	542	552	641
% of total	9.00%	9.00%	10.00%
Apartments | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	542	552	640
Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	230	282	304
% of total	4.00%	5.00%	5.00%
Mixed use/other | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	230	216	218
Less than 1.00 | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	454	440	513
% of total	8.00%	8.00%	9.00%
Weighted-average loan-to-value	79.00%	81.00%	86.00%
Less than 1.00 | Retail | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	100	87	91
Less than 1.00 | Industrial | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	172	164	197
Less than 1.00 | Office | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	147	148	188
Less than 1.00 | Apartments | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	8	9	15
Less than 1.00 | Mixed use/other | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	27	32	22
1.00 - 1.25 | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	675	700	793
% of total	12.00%	12.00%	14.00%
Weighted-average loan-to-value	70.00%	71.00%	72.00%
1.00 - 1.25 | Retail | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	290	295	322
1.00 - 1.25 | Industrial | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	145	148	238
1.00 - 1.25 | Office | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	167	174	130
1.00 - 1.25 | Apartments | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	48	62	80
1.00 - 1.25 | Mixed use/other | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	25	21	23
1.26 - 1.50 | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,111	1,153	1,193
% of total	19.00%	20.00%	20.00%
Weighted-average loan-to-value	66.00%	66.00%	68.00%
1.26 - 1.50 | Retail | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	401	391	445
1.26 - 1.50 | Industrial | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	279	311	278
1.26 - 1.50 | Office | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	280	312	341
1.26 - 1.50 | Apartments | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	99	90	76
1.26 - 1.50 | Mixed use/other | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	52	49	53
1.51 - 2.00 | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	2,279	2,165	1,998
% of total	40.00%	39.00%	34.00%
Weighted-average loan-to-value	62.00%	61.00%	59.00%
1.51 - 2.00 | Retail | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	673	634	595
1.51 - 2.00 | Industrial | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	649	629	652
1.51 - 2.00 | Office | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	625	559	395
1.51 - 2.00 | Apartments | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	242	279	295
1.51 - 2.00 | Mixed use/other | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	90	64	61
Greater than 2.00 | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,192	1,194	1,359
% of total	21.00%	21.00%	23.00%
Weighted-average loan-to-value	45.00%	45.00%	50.00%
Greater than 2.00 | Retail | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	385	384	340
Greater than 2.00 | Industrial | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	334	345	334
Greater than 2.00 | Office | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	292	303	452
Greater than 2.00 | Apartments | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	145	112	174
Greater than 2.00 | Mixed use/other | Fixed Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	$ 36	$ 50	$ 59

Debt Service Coverage Ratio for Floating Rate Commercial Mortgage Loans by Property Type (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	$ 5,904	$ 5,912	$ 6,140
% of total	100.00%	100.00%	100.00%
Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	193	260	284
% of total	100.00%	100.00%	100.00%
Weighted-average loan-to-value	65.00%	78.00%	72.00%
Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,953	1,895	1,898
% of total	33.00%	32.00%	31.00%
Retail | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	104	104	105
Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,584	1,603	1,707
% of total	27.00%	27.00%	28.00%
Industrial | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	5	6	8
Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,595	1,580	1,590
% of total	27.00%	27.00%	26.00%
Office | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	84	84	84
Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	542	552	641
% of total	9.00%	9.00%	10.00%
Apartments | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	1
Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	230	282	304
% of total	4.00%	5.00%	5.00%
Mixed use/other | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	66	86
Less than 1.00 | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
% of total	0.00%	0.00%	0.00%
Weighted-average loan-to-value	0.00%	0.00%	0.00%
Less than 1.00 | Retail | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
Less than 1.00 | Industrial | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
Less than 1.00 | Office | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
Less than 1.00 | Apartments | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
Less than 1.00 | Mixed use/other | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.00 - 1.25 | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
% of total	0.00%	0.00%	0.00%
Weighted-average loan-to-value	0.00%	0.00%	0.00%
1.00 - 1.25 | Retail | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.00 - 1.25 | Industrial | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.00 - 1.25 | Office | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.00 - 1.25 | Apartments | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.00 - 1.25 | Mixed use/other | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.26 - 1.50 | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	8	9	9
% of total	4.00%	3.00%	3.00%
Weighted-average loan-to-value	81.00%	55.00%	54.00%
1.26 - 1.50 | Retail | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	1	1
1.26 - 1.50 | Industrial | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.26 - 1.50 | Office | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	8	8	8
1.26 - 1.50 | Apartments | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.26 - 1.50 | Mixed use/other | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.51 - 2.00 | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1	0	5
% of total	1.00%	0.00%	2.00%
Weighted-average loan-to-value	5.00%	0.00%	44.00%
1.51 - 2.00 | Retail | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1	0	0
1.51 - 2.00 | Industrial | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	5
1.51 - 2.00 | Office | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.51 - 2.00 | Apartments | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.51 - 2.00 | Mixed use/other | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
Greater than 2.00 | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	184	251	270
% of total	95.00%	97.00%	95.00%
Weighted-average loan-to-value	64.00%	79.00%	74.00%
Greater than 2.00 | Retail | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	103	103	104
Greater than 2.00 | Industrial | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	5	6	3
Greater than 2.00 | Office | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	76	76	76
Greater than 2.00 | Apartments | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0	0	1
Greater than 2.00 | Mixed use/other | Floating Rate Commercial Mortgage Loans
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	$ 0	$ 66	$ 86

Restricted Commercial Mortgage Loans by Property Type (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 325	$ 342	$ 413
Allowance for losses	(1)	(1)	(2)
% of total	100.00%	100.00%	100.00%
Total	324	341	411
Retail
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	131	140	161
% of total	40.00%	42.00%	38.00%
Industrial
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	77	81	99
% of total	24.00%	24.00%	24.00%
Office
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	61	63	86
% of total	19.00%	18.00%	21.00%
Apartments
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	53	53	60
% of total	16.00%	15.00%	15.00%
Mixed use/other
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 3	$ 5	$ 7
% of total	1.00%	1.00%	2.00%

Restricted Commercial Mortgage Loans by Geographic Region (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 325	$ 342	$ 413
Allowance for losses	(1)	(1)	(2)
% of total	100.00%	100.00%	100.00%
Total	324	341	411
South Atlantic
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	120	126	146
% of total	37.00%	37.00%	35.00%
Pacific
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	57	60	74
% of total	18.00%	18.00%	18.00%
Middle Atlantic
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	53	55	65
% of total	16.00%	16.00%	16.00%
East North Central
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	29	31	42
% of total	9.00%	9.00%	10.00%
Mountain
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	21	21	28
% of total	6.00%	6.00%	7.00%
West North Central
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	19	22	28
% of total	6.00%	6.00%	7.00%
East South Central
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	14	16	17
% of total	4.00%	5.00%	4.00%
West South Central
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	11	11	12
% of total	3.00%	3.00%	3.00%
New England
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 1		$ 1
% of total	1.00%

Loan-to-Value of Restricted Commercial Mortgage Loans by Property Type (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	$ 5,904		$ 5,912		$ 6,140
% of total	100.00%		100.00%		100.00%
Weighted-average debt service coverage ratio	1.95		1.95		2.01
Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,953		1,895		1,898
% of total	33.00%		32.00%		31.00%
Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,584		1,603		1,707
% of total	27.00%		27.00%		28.00%
Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,595		1,580		1,590
% of total	27.00%		27.00%		26.00%
Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	542		552		641
% of total	9.00%		9.00%		10.00%
Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	230		282		304
% of total	4.00%		5.00%		5.00%
Restricted commercial mortgage loans related to securitization entities
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	325		342		413
% of total	100.00%		100.00%		100.00%
Weighted-average debt service coverage ratio	1.64		1.68		1.65
Restricted commercial mortgage loans related to securitization entities | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	131		140		161
Restricted commercial mortgage loans related to securitization entities | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	77		81		99
Restricted commercial mortgage loans related to securitization entities | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	61		63		86
Restricted commercial mortgage loans related to securitization entities | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	53		53		60
Restricted commercial mortgage loans related to securitization entities | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	3		5		7
0% - 50%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	1,560		1,568		1,507
% of total	26.00%		27.00%		25.00%
Weighted-average debt service coverage ratio	2.27		2.13		2.28
0% - 50% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	553		548		453
0% - 50% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	451		462		445
0% - 50% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	318		323		364
0% - 50% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	165		167		164
0% - 50% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	73		68		81
0% - 50% | Restricted commercial mortgage loans related to securitization entities
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	274		290		338
% of total	84.00%		85.00%		82.00%
Weighted-average debt service coverage ratio	1.73		1.78		1.78
0% - 50% | Restricted commercial mortgage loans related to securitization entities | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	118		126		147
0% - 50% | Restricted commercial mortgage loans related to securitization entities | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	73		77		87
0% - 50% | Restricted commercial mortgage loans related to securitization entities | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	52		54		63
0% - 50% | Restricted commercial mortgage loans related to securitization entities | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	28		28		34
0% - 50% | Restricted commercial mortgage loans related to securitization entities | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	3		5		7
51% - 60%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	845		923		1,017
% of total	14.00%		16.00%		17.00%
Weighted-average debt service coverage ratio	1.76		1.73		1.89
51% - 60% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	277		280		247
51% - 60% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	235		242		332
51% - 60% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	224		237		281
51% - 60% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	85		140		110
51% - 60% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	24		24		47
51% - 60% | Restricted commercial mortgage loans related to securitization entities
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	11		11		26
% of total	3.00%		3.00%		6.00%
Weighted-average debt service coverage ratio	1.31		1.38		1.16
51% - 60% | Restricted commercial mortgage loans related to securitization entities | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	4		4		9
51% - 60% | Restricted commercial mortgage loans related to securitization entities | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		5
51% - 60% | Restricted commercial mortgage loans related to securitization entities | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	3		3		9
51% - 60% | Restricted commercial mortgage loans related to securitization entities | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	4		4		3
51% - 60% | Restricted commercial mortgage loans related to securitization entities | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		0
61% - 75%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	2,672		2,537		2,498
% of total	46.00%		42.00%		40.00%
Weighted-average debt service coverage ratio	2.07		2.09		2.16
61% - 75% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	920		874		900
61% - 75% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	671		671		642
61% - 75% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	721		688		546
61% - 75% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	248		201		321
61% - 75% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	112		103		89
61% - 75% | Restricted commercial mortgage loans related to securitization entities
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	31		31		8
% of total	10.00%		9.00%		2.00%
Weighted-average debt service coverage ratio	1.2		1.14		2.07
61% - 75% | Restricted commercial mortgage loans related to securitization entities | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	6		7		2
61% - 75% | Restricted commercial mortgage loans related to securitization entities | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	4		3		0
61% - 75% | Restricted commercial mortgage loans related to securitization entities | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		6
61% - 75% | Restricted commercial mortgage loans related to securitization entities | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	21		21		0
61% - 75% | Restricted commercial mortgage loans related to securitization entities | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		0
76% - 100%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	699		748		858
% of total	12.00%		13.00%		14.00%
Weighted-average debt service coverage ratio	1.17		1.18		1.19
76% - 100% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	172		162		268
76% - 100% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	188		188		261
76% - 100% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	295		288		283
76% - 100% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	29		29		31
76% - 100% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	15		81		15
76% - 100% | Restricted commercial mortgage loans related to securitization entities
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	6		7		34
% of total	2.00%		2.00%		8.00%
Weighted-average debt service coverage ratio	0.93		0.86		0.88
76% - 100% | Restricted commercial mortgage loans related to securitization entities | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		0
76% - 100% | Restricted commercial mortgage loans related to securitization entities | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		1		5
76% - 100% | Restricted commercial mortgage loans related to securitization entities | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	6		6		6
76% - 100% | Restricted commercial mortgage loans related to securitization entities | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		23
76% - 100% | Restricted commercial mortgage loans related to securitization entities | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		0
Greater than 100%
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	128	[1]	136	[2]	260	[3]
% of total	2.00%	[1]	2.00%	[2]	4.00%	[3]
Weighted-average debt service coverage ratio	1.05	[1]	2.48	[2]	2.26	[3]
Greater than 100% | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	31	[1]	31	[2]	30	[3]
Greater than 100% | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	39	[1]	40	[2]	27	[3]
Greater than 100% | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	37	[1]	44	[2]	116	[3]
Greater than 100% | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	15	[1]	15	[2]	15	[3]
Greater than 100% | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	6	[1]	6	[2]	72	[3]
Greater than 100% | Restricted commercial mortgage loans related to securitization entities
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	3		3		7
% of total	1.00%		1.00%		2.00%
Weighted-average debt service coverage ratio	0.44		0.54		0.49
Greater than 100% | Restricted commercial mortgage loans related to securitization entities | Retail
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	3		3		3
Greater than 100% | Restricted commercial mortgage loans related to securitization entities | Industrial
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		2
Greater than 100% | Restricted commercial mortgage loans related to securitization entities | Office
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		2
Greater than 100% | Restricted commercial mortgage loans related to securitization entities | Apartments
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	0		0		0
Greater than 100% | Restricted commercial mortgage loans related to securitization entities | Mixed use/other
Commercial Mortgage Loans by Credit Quality Indicator [Line Items]
Commercial mortgage loans, recorded investment	$ 0		$ 0		$ 0

[1]	Included $128 million of loans in good standing, with a total weighted-average loan-to-value of 145%, where borrowers continued to make timely payments.
[2]	Included $136 million of loans in good standing, with a total weighted-average loan-to-value of 144%, where borrowers continued to make timely payments.
[3]	Included $260 million of loans in good standing, with a total weighted-average loan-to-value of 117%, where borrowers continued to make timely payments.

Debt Service Coverage Ratio for Fixed Rate Restricted Commercial Mortgage Loans by Property Type (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 5,904	$ 5,912	$ 6,140
% of total	100.00%	100.00%	100.00%
Retail
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,953	1,895	1,898
% of total	33.00%	32.00%	31.00%
Industrial
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,584	1,603	1,707
% of total	27.00%	27.00%	28.00%
Office
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	1,595	1,580	1,590
% of total	27.00%	27.00%	26.00%
Apartments
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	542	552	641
% of total	9.00%	9.00%	10.00%
Mixed use/other
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	230	282	304
% of total	4.00%	5.00%	5.00%
Fixed Rate Restricted Commercial Mortgage Loans
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	325	342	413
% of total	100.00%	100.00%	100.00%
Weighted-average loan-to-value	36.00%	37.00%	41.00%
Fixed Rate Restricted Commercial Mortgage Loans | Retail
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	131	140	161
Fixed Rate Restricted Commercial Mortgage Loans | Industrial
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	77	81	99
Fixed Rate Restricted Commercial Mortgage Loans | Office
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	61	63	86
Fixed Rate Restricted Commercial Mortgage Loans | Apartments
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	53	53	60
Fixed Rate Restricted Commercial Mortgage Loans | Mixed use/other
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	3	5	7
Less than 1.00 | Fixed Rate Restricted Commercial Mortgage Loans
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	15	18	44
% of total	5.00%	5.00%	10.00%
Weighted-average loan-to-value	53.00%	51.00%	73.00%
Less than 1.00 | Fixed Rate Restricted Commercial Mortgage Loans | Retail
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	5	5	5
Less than 1.00 | Fixed Rate Restricted Commercial Mortgage Loans | Industrial
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	6	9	15
Less than 1.00 | Fixed Rate Restricted Commercial Mortgage Loans | Office
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	4	4	12
Less than 1.00 | Fixed Rate Restricted Commercial Mortgage Loans | Apartments
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	12
Less than 1.00 | Fixed Rate Restricted Commercial Mortgage Loans | Mixed use/other
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.00 - 1.25 | Fixed Rate Restricted Commercial Mortgage Loans
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	60	62	64
% of total	18.00%	18.00%	16.00%
Weighted-average loan-to-value	48.00%	53.00%	48.00%
1.00 - 1.25 | Fixed Rate Restricted Commercial Mortgage Loans | Retail
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	16	16	17
1.00 - 1.25 | Fixed Rate Restricted Commercial Mortgage Loans | Industrial
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	7	4	10
1.00 - 1.25 | Fixed Rate Restricted Commercial Mortgage Loans | Office
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	22	22	23
1.00 - 1.25 | Fixed Rate Restricted Commercial Mortgage Loans | Apartments
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	15	20	14
1.00 - 1.25 | Fixed Rate Restricted Commercial Mortgage Loans | Mixed use/other
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.26 - 1.50 | Fixed Rate Restricted Commercial Mortgage Loans
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	71	73	81
% of total	22.00%	21.00%	20.00%
Weighted-average loan-to-value	38.00%	37.00%	39.00%
1.26 - 1.50 | Fixed Rate Restricted Commercial Mortgage Loans | Retail
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	32	34	49
1.26 - 1.50 | Fixed Rate Restricted Commercial Mortgage Loans | Industrial
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	16	14	21
1.26 - 1.50 | Fixed Rate Restricted Commercial Mortgage Loans | Office
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	10	14	4
1.26 - 1.50 | Fixed Rate Restricted Commercial Mortgage Loans | Apartments
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	13	11	7
1.26 - 1.50 | Fixed Rate Restricted Commercial Mortgage Loans | Mixed use/other
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	0	0
1.51 - 2.00 | Fixed Rate Restricted Commercial Mortgage Loans
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	98	108	146
% of total	30.00%	32.00%	35.00%
Weighted-average loan-to-value	32.00%	31.00%	36.00%
1.51 - 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Retail
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	35	36	62
1.51 - 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Industrial
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	29	37	23
1.51 - 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Office
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	20	12	37
1.51 - 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Apartments
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	14	21	22
1.51 - 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Mixed use/other
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	0	2	2
Greater than 2.00 | Fixed Rate Restricted Commercial Mortgage Loans
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	81	81	78
% of total	25.00%	24.00%	19.00%
Weighted-average loan-to-value	28.00%	29.00%	28.00%
Greater than 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Retail
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	43	49	28
Greater than 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Industrial
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	19	17	30
Greater than 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Office
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	5	11	10
Greater than 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Apartments
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	11	1	5
Greater than 2.00 | Fixed Rate Restricted Commercial Mortgage Loans | Mixed use/other
Distribution of Commercial Mortgage Loans [Line Items]
Commercial mortgage loans, recorded investment	$ 3	$ 3	$ 5

Schedule of Positions in Derivative Instruments (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Derivative [Line Items]
Derivative assets, fair value	$ 943		$ 1,159		$ 1,530
Derivative liabilities, fair value	803		930		1,194
Designated As Hedging Instrument
Derivative [Line Items]
Derivative assets, fair value	367		513		724
Derivative liabilities, fair value	153		133		45
Designated As Hedging Instrument | Cash Flow Hedges
Derivative [Line Items]
Derivative assets, fair value	363		470		649
Derivative liabilities, fair value	153		133		44
Designated As Hedging Instrument | Cash Flow Hedges | Interest rate swaps | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	315		414		602
Designated As Hedging Instrument | Cash Flow Hedges | Interest rate swaps | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	50		27		1
Designated As Hedging Instrument | Cash Flow Hedges | Inflation indexed swaps | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	0		0		0
Designated As Hedging Instrument | Cash Flow Hedges | Inflation indexed swaps | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	95		105		43
Designated As Hedging Instrument | Cash Flow Hedges | Foreign currency swaps | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	9		3		0
Designated As Hedging Instrument | Cash Flow Hedges | Foreign currency swaps | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	8		1		0
Designated As Hedging Instrument | Cash Flow Hedges | Forward bond purchase commitments | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	39		53		47
Designated As Hedging Instrument | Cash Flow Hedges | Forward bond purchase commitments | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	0		0		0
Designated As Hedging Instrument | Fair value hedges
Derivative [Line Items]
Derivative assets, fair value	4		43		75
Derivative liabilities, fair value	0		0		1
Designated As Hedging Instrument | Fair value hedges | Interest rate swaps | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	4		12		43
Designated As Hedging Instrument | Fair value hedges | Interest rate swaps | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	0		0		1
Designated As Hedging Instrument | Fair value hedges | Foreign currency swaps | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	0		31		32
Designated As Hedging Instrument | Fair value hedges | Foreign currency swaps | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	0		0		0
Derivatives not designated as hedges
Derivative [Line Items]
Derivative assets, fair value	576		646		806
Derivative liabilities, fair value	650		797		1,149
Derivatives not designated as hedges | Interest rate swaps | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	545		603		705
Derivatives not designated as hedges | Interest rate swaps | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	222		280		374
Derivatives not designated as hedges | Interest rate swaps related to securitization entities | Restricted other invested assets
Derivative [Line Items]
Derivative assets, fair value	0		0	[1]	0	[1]
Derivatives not designated as hedges | Interest rate swaps related to securitization entities | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	23		27	[1]	28	[1]
Derivatives not designated as hedges | Credit default swaps | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	7		8		1
Derivatives not designated as hedges | Credit default swaps | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	1		1		59
Derivatives not designated as hedges | Credit default swaps related to securitization entities | Restricted other invested assets
Derivative [Line Items]
Derivative assets, fair value	0		0	[1]	0	[1]
Derivatives not designated as hedges | Credit default swaps related to securitization entities | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	97		104	[1]	177	[1]
Derivatives not designated as hedges | Equity index options | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	17		25		39
Derivatives not designated as hedges | Equity index options | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	1		0		0
Derivatives not designated as hedges | Financial futures | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	0		0		0
Derivatives not designated as hedges | Financial futures | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	0		0		0
Derivatives not designated as hedges | Equity return swaps | Other invested assets
Derivative [Line Items]
Derivative assets, fair value	1		0		7
Derivatives not designated as hedges | Equity return swaps | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value	0		8		4
Derivatives not designated as hedges | Other foreign currency contracts | Other invested assets
Derivative [Line Items]
Derivative assets, fair value			0		9
Derivatives not designated as hedges | Other foreign currency contracts | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value			0		11
Derivatives not designated as hedges | Reinsurance embedded derivatives | Other assets
Derivative [Line Items]
Derivative assets, fair value			0	[2]	29	[2]
Derivatives not designated as hedges | Reinsurance embedded derivatives | Other liabilities
Derivative [Line Items]
Derivative liabilities, fair value			0	[2]	0	[2]
Derivatives not designated as hedges | GMWB embedded derivatives | Reinsurance recoverable
Derivative [Line Items]
Derivative assets, fair value	6	[3]	10	[3],[4]	16	[4]
Derivatives not designated as hedges | GMWB embedded derivatives | Policyholder account balances
Derivative [Line Items]
Derivative liabilities, fair value	272	[5]	350	[5]	492	[5]
Derivatives not designated as hedges | Fixed index annuity embedded derivatives | Other assets
Derivative [Line Items]
Derivative assets, fair value	0	[6]	0	[6]	0	[6]
Derivatives not designated as hedges | Fixed index annuity embedded derivatives | Policyholder account balances
Derivative [Line Items]
Derivative liabilities, fair value	$ 34	[6]	$ 27	[6]	$ 4	[6]

[1]	See note 18 for additional information related to consolidated securitization entities.
[2]	Represents embedded derivatives associated with certain reinsurance agreements.
[3]	Represents embedded derivatives associated with the reinsured portion of our guaranteed minimum withdrawal benefits ("GMWB") liabilities.
[4]	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
[5]	Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
[6]	Represents the embedded derivatives associated with our fixed index annuity liabilities.

Activity Associated with Derivative Instruments (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012
Derivative [Line Items]
Notional amount, beginning balance	$ 22,640		$ 28,091
Additions	8,983		11,153
Maturities/ terminations	(7,885)		(16,604)
Notional amount, end balance	23,738		22,640
Derivatives Designated As Hedges
Derivative [Line Items]
Notional amount, beginning balance	12,147		14,571
Additions	7,051		269
Maturities/ terminations	(4,893)		(2,693)
Notional amount, end balance	14,305		12,147
Derivatives Designated As Hedges | Cash Flow Hedges
Derivative [Line Items]
Notional amount, beginning balance	11,339		13,447
Additions	7,051		269
Maturities/ terminations	(4,808)		(2,377)
Notional amount, end balance	13,582		11,339
Derivatives Designated As Hedges | Cash Flow Hedges | Interest rate swaps
Derivative [Line Items]
Notional amount, beginning balance	10,146		12,399
Additions	6,949		0
Maturities/ terminations	(4,807)		(2,253)
Notional amount, end balance	12,288		10,146
Derivatives Designated As Hedges | Cash Flow Hedges | Inflation indexed swaps
Derivative [Line Items]
Notional amount, beginning balance	554		544
Additions	0		10
Maturities/ terminations	(1)		0
Notional amount, end balance	553		554
Derivatives Designated As Hedges | Cash Flow Hedges | Foreign currency swaps
Derivative [Line Items]
Notional amount, beginning balance	183		0
Additions	102		259
Maturities/ terminations	0		(76)
Notional amount, end balance	285		183
Derivatives Designated As Hedges | Cash Flow Hedges | Forward bond purchase commitments
Derivative [Line Items]
Notional amount, beginning balance	456		504
Additions	0		0
Maturities/ terminations	0		(48)
Notional amount, end balance	456		456
Derivatives Designated As Hedges | Fair value hedges
Derivative [Line Items]
Notional amount, beginning balance	808		1,124
Additions	0		0
Maturities/ terminations	(85)		(316)
Notional amount, end balance	723		808
Derivatives Designated As Hedges | Fair value hedges | Interest rate swaps
Derivative [Line Items]
Notional amount, beginning balance	723		1,039
Additions	0		0
Maturities/ terminations	0		(316)
Notional amount, end balance	723		723
Derivatives Designated As Hedges | Fair value hedges | Foreign currency swaps
Derivative [Line Items]
Notional amount, beginning balance	85		85
Additions	0		0
Maturities/ terminations	(85)		0
Notional amount, end balance	0		85
Derivatives not designated as hedges
Derivative [Line Items]
Notional amount, beginning balance	10,493		13,520
Additions	1,932		10,884
Maturities/ terminations	(2,992)		(13,911)
Notional amount, end balance	9,433		10,493
Derivatives not designated as hedges | GMWB embedded derivatives
Derivative [Line Items]
Notional amount, beginning balance	45,027		47,714
Additions	0
Maturities/ terminations	(732)		(2,687)
Notional amount, end balance	44,295		45,027
Derivatives not designated as hedges | Fixed index annuity embedded derivatives
Derivative [Line Items]
Notional amount, beginning balance	2,013		433
Additions	392		1,610
Maturities/ terminations	(18)		(30)
Notional amount, end balance	2,387		2,013
Derivatives not designated as hedges | Interest rate swaps
Derivative [Line Items]
Notional amount, beginning balance	6,331		7,200
Additions	252		2,773
Maturities/ terminations	(969)		(3,642)
Notional amount, end balance	5,614		6,331
Derivatives not designated as hedges | Interest rate swaps related to securitization entities
Derivative [Line Items]
Notional amount, beginning balance	104	[1]	117	[1]
Additions	0		0	[1]
Maturities/ terminations	0		(13)	[1]
Notional amount, end balance	104		104	[1]
Derivatives not designated as hedges | Credit default swaps
Derivative [Line Items]
Notional amount, beginning balance	932		1,110
Additions	68		100
Maturities/ terminations	(227)		(278)
Notional amount, end balance	773		932
Derivatives not designated as hedges | Credit default swaps related to securitization entities
Derivative [Line Items]
Notional amount, beginning balance	312	[1]	314	[1]
Additions	0		0	[1]
Maturities/ terminations	0		(2)	[1]
Notional amount, end balance	312		312	[1]
Derivatives not designated as hedges | Equity index options
Derivative [Line Items]
Notional amount, beginning balance	936		522
Additions	151		1,652
Maturities/ terminations	(104)		(1,238)
Notional amount, end balance	983		936
Derivatives not designated as hedges | Financial futures
Derivative [Line Items]
Notional amount, beginning balance	1,692		2,924
Additions	1,427		5,746
Maturities/ terminations	(1,692)		(6,978)
Notional amount, end balance	1,427		1,692
Derivatives not designated as hedges | Equity return swaps
Derivative [Line Items]
Notional amount, beginning balance	186		326
Additions	20		202
Maturities/ terminations	0		(342)
Notional amount, end balance	206		186
Derivatives not designated as hedges | Other foreign currency contracts
Derivative [Line Items]
Notional amount, beginning balance	0		779
Additions	14		358
Maturities/ terminations	0		(1,137)
Notional amount, end balance	14		0
Derivatives not designated as hedges | Reinsurance embedded derivatives
Derivative [Line Items]
Notional amount, beginning balance			228
Additions			53
Maturities/ terminations			(281)
Notional amount, end balance			$ 0

[1]	See note 18 for additional information related to consolidated securitization entities.

Schedule of Pre-Tax Income (Loss) Effects of Cash Flow Hedges (Detail) (Cash Flow Hedges, USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in OCI	$ (157)		$ (499)		$ (115)		$ 1,683		$ 204
Gain (loss) reclassified into net income (loss) from OCI	13		10		35		1		13	[1]
Gain (loss) recognized in net income (loss)	(3)	[2]	(16)	[2]	(12)	[2]	49	[3]	3	[3]
Interest Rate Swaps Hedging Assets | Net Investment Income
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in OCI	(153)		(421)		(74)		1,642		206
Gain (loss) reclassified into net income (loss) from OCI	9		9		40		27		15	[1]
Interest Rate Swaps Hedging Assets | Net Investment Gains (Losses)
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in OCI			0		0		0		0
Gain (loss) reclassified into net income (loss) from OCI			1		2		2		2	[1]
Gain (loss) recognized in net income (loss)	(3)	[2]	(16)	[2]	(12)	[2]	49	[3]	3	[3]
Interest Rate Swaps Hedging Liabilities | Net Investment Gains (Losses)
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in net income (loss)	0	[2]			0	[2]	0	[3]	0	[3]
Interest Rate Swaps Hedging Liabilities | Interest Expense
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in OCI	0				0		0		(3)
Gain (loss) reclassified into net income (loss) from OCI	1				2		2		2	[1]
Forward bond purchase commitments | Net Investment Income
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in OCI	(14)		(48)		14		47
Gain (loss) reclassified into net income (loss) from OCI	0		0		0		0
Forward bond purchase commitments | Net Investment Gains (Losses)
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in net income (loss)	0	[2]	0	[2]	0	[2]	0	[3]
Inflation indexed swaps | Net Investment Income
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in OCI	9		(31)		(58)		(10)		(12)
Gain (loss) reclassified into net income (loss) from OCI	3		0		(9)		(25)		0	[1]
Inflation indexed swaps | Net Investment Gains (Losses)
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in net income (loss)	0	[2]	0	[2]	0	[2]	0	[3]	0	[3]
Foreign currency swaps | Net Investment Gains (Losses)
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in net income (loss)	0	[2]	0	[2]	0	[2]	0	[3]	0	[3]
Foreign currency swaps | Interest Expense
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in OCI	1		1		3		4		13
Gain (loss) reclassified into net income (loss) from OCI	0		0		0		(5)		(6)	[1]
Gain Or Loss Recognized In Net Income | Interest Rate Swaps Hedging Assets | Net Investment Gains (Losses)
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) recognized in net income (loss)			$ 0	[2]	$ 0	[2]	$ 0	[3]	$ 0	[3]

[1]	Amounts included $2 million of gains reclassified into net income (loss) for cash flow hedges that were terminated or de-designated where the effective portion is reclassified into net income (loss) when the underlying hedge item affects net income (loss).
[2]	Represents ineffective portion of cash flow hedges as there were no amounts excluded from the measurement of effectiveness.
[3]	Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

Schedule of Pre-Tax Income (Loss) Effects of Cash Flow Hedges (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Gain (loss) reclassified into net income from OCI that were terminated or de-designated	$ 2

Reconciliation of Current Period Changes, Net of Applicable Income Taxes, for Derivatives Qualifying as Hedges (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Derivative Instruments [Abstract]
Derivatives qualifying as effective accounting hedges, beginning of period	$ 1,909	[1]	$ 2,009	[1]	$ 2,009	[1]	$ 924		$ 802
Current period increases (decreases) in fair value, net of deferred taxes	(102)	[1]	(322)	[1]	(77)		1,086		131
Reclassification to net (income) loss, net of deferred taxes	(8)	[1]	(7)	[1]	(23)		(1)		(9)
Derivatives qualifying as effective accounting hedges, end of period	$ 1,799	[1]	$ 1,680	[1]	$ 1,909	[1]	$ 2,009	[1]	$ 924

[1]	See note 5 for additional information.

Reconciliation of Current Period Changes, Net of Applicable Income Taxes, for Derivatives Qualifying as Hedges (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Current period increases (decreases) in fair value, deferred taxes	$ 55	$ 177	$ 38	$ (597)	$ (73)
Reclassification to net (income) loss, deferred taxes	$ 5	$ 3	$ 12	$ 0	$ 4

Derivative Instruments - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Derivative [Line Items]
Derivatives designated as cash flow hedges gain (loss), amount expected to be reclassified to future net income (loss), net of tax	$ 1,799 [1]	$ 1,909 [1]	$ 1,680	[1]	$ 2,009	[1]	$ 924	$ 802
Year by which all forecasted transactions associated with qualifying cash flow hedges are expected to occur	2047	2045
Derivatives designated as cash flow hedges gain (loss), amount expected to be reclassified to net income (loss) in the next 12 months, net of tax	$ 32	$ 36

[1]	See note 5 for additional information.

Schedule of Pre-Tax Income (Loss) Effects of Fair Value Hedges and Related Hedged Items (Detail) (Fair value hedges, USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative [Line Items]
Derivative instrument, gain (loss) recognized in net income (loss)	$ (39)	$ (6)	$ (30)	$ (52)	$ (17)
Hedged item, gain (loss) recognized in net income (loss)	39	5	29	52	17
Other impacts to net income (loss)	8	11	36	60	87
Interest Rate Swaps Hedging Assets | Net Investment Gains (Losses)
Derivative [Line Items]
Derivative instrument, gain (loss) recognized in net income (loss)		0	1	3	3
Hedged item, gain (loss) recognized in net income (loss)		0	(1)	(3)	(3)
Interest Rate Swaps Hedging Assets | Net Investment Income
Derivative [Line Items]
Other impacts to net income (loss)		(1)	(4)	(9)	(12)
Interest Rate Swaps Hedging Liabilities | Net Investment Gains (Losses)
Derivative [Line Items]
Derivative instrument, gain (loss) recognized in net income (loss)	(8)	(9)	(30)	(52)	(32)
Hedged item, gain (loss) recognized in net income (loss)	8	9	30	52	32
Interest Rate Swaps Hedging Liabilities | Interest credited
Derivative [Line Items]
Other impacts to net income (loss)	8	11	38	66	96
Foreign currency swaps | Net Investment Gains (Losses)
Derivative [Line Items]
Derivative instrument, gain (loss) recognized in net income (loss)	(31)	3	(1)	(3)	12
Hedged item, gain (loss) recognized in net income (loss)	31	(4)		3	(12)
Foreign currency swaps | Interest credited
Derivative [Line Items]
Other impacts to net income (loss)	$ 0	$ 1	$ 2	$ 3	$ 3

Schedule of Pre-Tax Gain (Loss) Recognized in Net Income (Loss) for Effects of Derivatives not Designated as Hedges (Detail) (Derivatives not designated as hedges, USD $)
In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	$ (29)	$ 75	$ 87		$ (212)		$ 25
Interest rate swaps | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	1	1	21		11		105
Interest rate swaps related to securitization entities | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	2	2	(4)	[1]	(16)	[1]	(11)	[1]
Credit default swaps | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	4	41	57		(45)		7
Credit default swaps related to securitization entities | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	8	31	76	[1]	(46)	[1]	(9)	[1]
Equity index options | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	(16)	(35)	(58)		8		(75)
Financial futures | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	(97)	(112)	(121)		175		(109)
Equity return swaps | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	(10)	(25)	(37)		3		(11)
Other foreign currency contracts | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	0	(17)	(19)		(16)		(11)
Reinsurance embedded derivatives | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	0	(12)	3		29		1
GMWB embedded derivatives | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	82	203	170		(316)		87
Fixed index annuity embedded derivatives | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)	(3)	(2)	(1)		1		(2)
Interest rate swaptions | Net Investment Gains (Losses)
Derivative [Line Items]
Pre-tax gain (loss) recognized in net income (loss)							$ 53

[1]	See note 18 for additional information related to consolidated securitization entities.

Additional Information about Derivative Assets and Liabilities Subject to Enforceable Master Netting Arrangement (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Derivative [Line Items]
Gross amounts recognized, derivatives assets	$ 943		$ 1,159		$ 1,530
Gross amounts recognized, derivatives liabilities	803		930		1,194
Subject to enforceable master netting arrangement
Derivative [Line Items]
Net amounts presented in the balance sheet	597		764		1,026
Gross amounts not offset in the balance sheet, financial instruments, net derivatives	0		0		0
Gross amounts not offset in the balance sheet, collateral pledged/received	(536)		(779)		(995)
Over collateraliazation	(10)		75		27
Net amount	51		60		58
Derivative assets | Subject to enforceable master netting arrangement
Derivative [Line Items]
Gross amounts recognized, derivatives assets	1,001	[1]	1,196	[2]	1,530	[3]
Gross amounts offset in the balance sheet, derivatives assets	0	[1]	0	[2]	0	[3]
Net amounts presented in the balance sheet, derivatives assets	1,001	[1]	1,196	[2]	1,530	[3]
Gross amounts not offset in the balance sheet, financial instruments, derivative assets	(340)	[1]	(368)	[2]	(478)	[3]
Gross amounts not offset in the balance sheet, collateral pledged/received	(615)	[1]	(840)	[2]	(1,023)	[3]
Over collateraliazation	9	[1]	84	[2]	39	[3]
Net amount, derivatives assets	55	[1]	72	[2]	68	[3]
Derivative liabilities | Subject to enforceable master netting arrangement
Derivative [Line Items]
Gross amounts recognized, derivatives liabilities	404	[4]	432	[5]	504	[6]
Gross amounts offset in the balance sheet, derivatives liabilities	0	[4]	0	[5]	0	[6]
Net amounts presented in the balance sheet, derivatives liabilities	404	[4]	432	[5]	504	[6]
Gross amounts not offset in the balance sheet, financial instruments, derivative liabilities	(340)	[4]	(368)	[5]	(478)	[6]
Gross amounts not offset in the balance sheet, collateral pledged/received	(79)	[4]	(61)	[5]	(28)	[6]
Over collateraliazation	19	[4]	9	[5]	12	[6]
Net amount, derivatives liabilities	$ 4	[4]	$ 12	[5]	$ 10	[6]

[1]	Included $64 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
[2]	Included $47 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
[3]	Included $46 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
[4]	Included $27 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.
[5]	Included $10 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.
[6]	Included $13 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

Additional Information about Derivative Assets and Liabilities Subject to Enforceable Master Netting Arrangement (Parenthetical) (Detail) (Subject to enforceable master netting arrangement, USD $)
In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Derivative assets
Derivative [Line Items]
Net amounts presented in the balance sheet, accruals on derivative assets	$ 1,001	[1]	$ 1,196	[2]	$ 1,530	[3]
Derivative liabilities
Derivative [Line Items]
Net amounts presented in the balance sheet, accruals on derivative liabilities	404	[4]	432	[5]	504	[6]
Other assets | Derivative assets
Derivative [Line Items]
Net amounts presented in the balance sheet, accruals on derivative assets	64		47		45
Other liabilities | Derivative liabilities
Derivative [Line Items]
Net amounts presented in the balance sheet, accruals on derivative liabilities	$ 27		$ 10		$ 11

[1]	Included $64 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
[2]	Included $47 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
[3]	Included $46 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives.
[4]	Included $27 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.
[5]	Included $10 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.
[6]	Included $13 million of accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives and derivatives related to securitization entities.

Derivative Instruments Schedule of Credit Default Swaps where we Sell Protection on Single Name Reference Entities and Fair Values (Detail) (Credit default swaps, Single Name Reference Entities, USD $)
In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Derivative [Line Items]
Notional value	$ 55	$ 155	$ 155
Assets	0	1	1
Liabilities	0	0	2
AAA | Matures Less Than One Year
Derivative [Line Items]
Notional value	0	5	0
Assets	0	0	0
Liabilities	0	0	0
AAA | Matures After One Year Through Five Years
Derivative [Line Items]
Notional value		0	5
Assets		0	0
Liabilities		0	0
AA | Matures Less Than One Year
Derivative [Line Items]
Notional value	0	6	0
Assets	0	0	0
Liabilities	0	0	0
AA | Matures After One Year Through Five Years
Derivative [Line Items]
Notional value	5	0	6
Assets	0	0	0
Liabilities	0	0	0
AA | Matures After Five Years Through Ten Years
Derivative [Line Items]
Notional value	0	5	5
Assets	0	0	0
Liabilities	0	0	0
A | Matures Less Than One Year
Derivative [Line Items]
Notional value	10	37	0
Assets	0	0	0
Liabilities	0	0	0
A | Matures After One Year Through Five Years
Derivative [Line Items]
Notional value		0	37
Assets		0	0
Liabilities		0	0
A | Matures After Five Years Through Ten Years
Derivative [Line Items]
Notional value	10	10	10
Assets	0	1	0
Liabilities	0	0	1
BBB | Matures Less Than One Year
Derivative [Line Items]
Notional value	6	68	0
Assets	0	0	0
Liabilities	0	0	0
BBB | Matures After One Year Through Five Years
Derivative [Line Items]
Notional value	14	0	68
Assets	0	0	1
Liabilities	0	0	0
BBB | Matures After Five Years Through Ten Years
Derivative [Line Items]
Notional value	10	24	24
Assets	0	0	0
Liabilities	$ 0	$ 0	$ 1

Schedule of Credit Default Swaps where we Sell Protection on Credit Default Swap Index Tranches and Fair Values (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity | Index Tranches
Derivative [Line Items]
Notional value	$ 650		$ 777		$ 925
Assets	7		7		0
Liabilities	0		1		57
Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity | Index Tranches | Matures After One Year Through Five Years | 7% - 15%
Derivative [Line Items]
Notional value	100	[1]	100	[1]	0	[1]
Assets	1	[1]	0	[1]		[1]
Liabilities	0	[1]	1	[1]		[1]
Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity | Index Tranches | Matures After One Year Through Five Years | 9% - 12%
Derivative [Line Items]
Notional value	250	[2]	250	[2]	300	[2]
Assets	2	[2]	2	[2]	0	[2]
Liabilities	0	[2]	0	[2]	27	[2]
Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity | Index Tranches | Matures After One Year Through Five Years | 10% - 15%
Derivative [Line Items]
Notional value	250	[3]	250	[3]	250	[3]
Assets	4	[3]	4	[3]	0	[3]
Liabilities	0	[3]	0	[3]	0	[3]
Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity | Index Tranches | Matures Less Than One Year | 9% - 12%
Derivative [Line Items]
Notional value	50	[2]	50	[2]	0	[2]
Assets	0	[2]	0	[2]	0	[2]
Liabilities	0	[2]	0	[2]	0	[2]
Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity | Index Tranches | Matures After Five Years Through Ten Years | 12% - 22%
Derivative [Line Items]
Notional value			0	[4]	248	[4]
Assets			0	[4]	0	[4]
Liabilities			0	[4]	28	[4]
Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity | Index Tranches | Matures After Five Years Through Ten Years | 15% - 30%
Derivative [Line Items]
Notional value	0	[4]	127	[4],[5]	127	[5]
Assets	0	[4]	1	[4],[5]	0	[5]
Liabilities	0	[4]	0	[4],[5]	2	[5]
Credit default swaps | Securitization Entities | Index Tranches
Derivative [Line Items]
Notional value	312		312		314
Assets	0		0		0
Liabilities	97		104		177
Credit default swaps | Securitization Entities | Index Tranches | Portion Backing Third-Party Borrowings Maturing 2017
Derivative [Line Items]
Notional value	12	[5]	12	[5],[6]	14	[6]
Assets	0	[5]	0	[5],[6]	0	[6]
Liabilities	4	[5]	5	[5],[6]	7	[6]
Credit default swaps | Securitization Entities | Index Tranches | Portion Backing Interest Maturing 2017
Derivative [Line Items]
Notional value	300	[6]	300	[6],[7]	300	[7]
Assets	0	[6]	0	[6],[7]	0	[7]
Liabilities	93	[6]	99	[6],[7]	170	[7]
Total Credit Default Swaps on Index Tranches
Derivative [Line Items]
Notional value	962		1,089		1,239
Assets	7		7		0
Liabilities	$ 97		$ 105		$ 234

[1]	The current attachment/detachment as of December 31, 2012 was 7%-15%.
[2]	The current attachment/detachment as of December 31, 2012 and 2011 was 9%-12%.
[3]	The current attachment/detachment as of December 31, 2012 and 2011 was 10%-15%.
[4]	The current attachment/detachment as of December 31, 2012 and 2011 was 12%-22%.
[5]	The current attachment/detachment as of December 31, 2012 and 2011 was 14.8%-30.3%.
[6]	Original notional value was $39 million.
[7]	Original notional value was $300 million.

Schedule of Credit Default Swaps where we Sell Protection on Credit Default Swap Index Tranches and Fair Values (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Index Tranches | Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity
Derivative [Line Items]
Notional value	$ 650		$ 777		$ 925
Index Tranches | Credit default swaps | Securitization Entities
Derivative [Line Items]
Notional value	312		312		314
Matures After One Year Through Five Years | 7% - 15% | Index Tranches | Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity
Derivative [Line Items]
Current attachment percentage	7.00%		7.00%
Current detachment percentage	15.00%		15.00%
Notional value	100	[1]	100	[1]	0	[1]
Matures After One Year Through Five Years | 9% - 12% | Index Tranches | Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity
Derivative [Line Items]
Current attachment percentage	9.00%		9.00%		9.00%
Current detachment percentage	12.00%		12.00%		12.00%
Notional value	250	[2]	250	[2]	300	[2]
Matures After One Year Through Five Years | 10% - 15% | Index Tranches | Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity
Derivative [Line Items]
Current attachment percentage	10.00%		10.00%		10.00%
Current detachment percentage	15.00%		15.00%		15.00%
Notional value	250	[3]	250	[3]	250	[3]
Matures After Five Years Through Ten Years | 12% - 22% | Index Tranches | Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity
Derivative [Line Items]
Current attachment percentage			12.00%		12.00%
Current detachment percentage			22.00%		22.00%
Notional value			0	[4]	248	[4]
Matures After Five Years Through Ten Years | 15% - 30% | Index Tranches | Credit default swaps | Original Index Tranche Attachment/Detachment Point And Maturity
Derivative [Line Items]
Current attachment percentage			14.80%		14.80%
Current detachment percentage			30.30%		30.30%
Notional value	0	[4]	127	[4],[5]	127	[5]
Portion Backing Third-Party Borrowings Maturing 2017 | Index Tranches | Credit default swaps | Securitization Entities
Derivative [Line Items]
Notional value	12	[5]	12	[5],[6]	14	[6]
Portion Backing Third-Party Borrowings Maturing 2017 | Original Amount | Securitization Entities
Derivative [Line Items]
Notional value	39		39
Portion Backing Interest Maturing 2017 | Index Tranches | Credit default swaps | Securitization Entities
Derivative [Line Items]
Notional value	300	[6]	300	[6],[7]	300	[7]
Portion Backing Interest Maturing 2017 | Original Amount | Securitization Entities
Derivative [Line Items]
Notional value	$ 300		$ 300

[1]	The current attachment/detachment as of December 31, 2012 was 7%-15%.
[2]	The current attachment/detachment as of December 31, 2012 and 2011 was 9%-12%.
[3]	The current attachment/detachment as of December 31, 2012 and 2011 was 10%-15%.
[4]	The current attachment/detachment as of December 31, 2012 and 2011 was 12%-22%.
[5]	The current attachment/detachment as of December 31, 2012 and 2011 was 14.8%-30.3%.
[6]	Original notional value was $39 million.
[7]	Original notional value was $300 million.

Activity Impacting Deferred Acquisition Costs (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Mar. 31, 2013
Unamortized balance as of January 1	$ 5,458		$ 5,359	[1]	$ 5,297	[1]
Impact of foreign currency translation	9		(8)		(16)	[1]
Costs deferred	611		637		587	[1]
Amortization, net of interest accretion	(618)		(460)		(510)	[1]
Cumulative effect of changes in accounting	0		0		1	[1]
Other	0	[2]	(70)	[2]	0	[1],[2]
Unamortized balance as of December 31	5,460		5,458		5,359	[1]
Accumulated effect of net unrealized investment (gains) losses	(424)		(265)		(164)	[1]
Balance as of December 31	$ 5,036		$ 5,193		$ 5,195	[1]	$ 5,050

[1]	On July 1, 2010, we adopted a new accounting standard related to embedded credit derivatives. The adoption of this standard had a net unfavorable impact of $3 million on DAC.
[2]	Relates to the sale of our Medicare supplement insurance business in 2011. See note 8 for additional information.

Activity Impacting Deferred Acquisition Costs (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Jul. 02, 2010
Cumulative effect of changes in accounting	$ (15)
Embedded Credit Derivatives
Cumulative effect of changes in accounting	(2)
Embedded Credit Derivatives | Adjustment To DAC
Cumulative effect of changes in accounting	$ (3)	$ (3)

Deferred Acquisition Costs - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Sep. 30, 2012	Mar. 31, 2012
Deferred Policy Acquisition Costs [Line Items]
DAC amortization expense related to life block transaction		$ 142
DAC Amortization expense related to recoverability testing	$ 39

Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	$ 2,839	$ 2,808
Accumulated amortization	(2,473)	(2,340)
Present Value Of Future Profits
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	1,966	1,972
Accumulated amortization	(1,849)	(1,807)
Capitalized Software
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	658	597
Accumulated amortization	(479)	(418)
Deferred Sales Inducements To Contractholders
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	137	151
Accumulated amortization	(99)	(70)
Other Intangible Assets
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	78	88
Accumulated amortization	$ (46)	$ (45)

Intangible Assets - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Finite-Lived Intangible Assets [Line Items]
Amortization expense related to PVFP, capitalized software and other intangible assets	$ 104	$ 133	$ 112
Amortization expense related to deferred sales inducements	$ 29	$ 22	$ 19

Activity in Present Value of Future Profits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Finite-Lived Intangible Assets [Line Items]
Unamortized balance as of January 1	$ 339		$ 430		$ 487
Interest accreted at 5.66%, 5.73% and 5.68%	18		22		26
Amortization	(60)		(96)		(83)
Other	0	[1]	(17)	[1]	0	[1]
Unamortized balance as of December 31	297		339		430
Accumulated effect of net unrealized investment (gains) losses	(180)		(174)		(88)
Balance as of December 31	$ 117		$ 165		$ 342

[1]	Relates to the sale of the Medicare supplement insurance business in 2011. See note 8 for additional information.

Activity in Present Value of Future Profits (Parenthetical) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Finite-Lived Intangible Assets [Line Items]
Interest accreted percentage	5.66%	5.73%	5.68%

Percentage of PVFP Balance Net of Interest Accretion, before Effect of Unrealized Investment Gains or Losses, Estimated to be Amortized over Next Five Years (Detail)	12 Months Ended
Dec. 31, 2012
Finite-Lived Intangible Assets [Line Items]
2013	5.00%
2014	5.50%
2015	8.10%
2016	8.40%
2017	6.40%

Summary of Goodwill Balance by Segment and Corporate and Other Activities (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010	Mar. 31, 2013
Goodwill [Line Items]
Impairment losses	$ (89)	$ (89)	$ (29)		$ 0
Dispositions			(42)	[1]
Foreign exchange translation		(1)	(3)
Gross goodwill		1,263	1,264		1,309
Accumulated impairment losses		(395)	(306)		(277)
Goodwill		868	958		1,032	868
U.S. Life Insurance
Goodwill [Line Items]
Impairment losses		0	0
Dispositions			0	[1]
Foreign exchange translation		0	0
Gross goodwill		1,034	1,034		1,034
Accumulated impairment losses		(185)	(185)		(185)
Goodwill		849	849		849
International Mortgage Insurance
Goodwill [Line Items]
Impairment losses		0	0
Dispositions			0	[1]
Foreign exchange translation		0	0
Gross goodwill		19	19		19
Accumulated impairment losses		0	0		0
Goodwill		19	19		19
U.S. Mortgage Insurance
Goodwill [Line Items]
Impairment losses		0	0
Dispositions			0	[1]
Foreign exchange translation		0	0
Gross goodwill		22	22		22
Accumulated impairment losses		(22)	(22)		(22)
Goodwill		0	0		0
International Protection
Goodwill [Line Items]
Impairment losses		(89)	0
Dispositions			0	[1]
Foreign exchange translation		(1)	0
Gross goodwill		89	90		93
Accumulated impairment losses		(89)	0		0
Goodwill		0	90		93
Runoff
Goodwill [Line Items]
Impairment losses		0	0
Dispositions			(42)	[1]
Foreign exchange translation		0	0
Gross goodwill		70	70		112
Accumulated impairment losses		(70)	(70)		(70)
Goodwill		0	0		42
Corporate and Other
Goodwill [Line Items]
Impairment losses		0	(29)
Dispositions			0	[1]
Foreign exchange translation		0	0
Gross goodwill		29	29		29
Accumulated impairment losses		(29)	(29)		0
Goodwill		$ 0	$ 0		$ 29

[1]	Relates to the sale of our Medicare supplement insurance business in 2011.

Goodwill and Dispositions - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended		3 Months Ended		12 Months Ended				1 Months Ended
	Mar. 27, 2013	Apr. 02, 2012	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Oct. 26, 2012	Oct. 02, 2011 Medicare Supplement Insurance Business Gain (Loss) on Disposition of Assets
Goodwill [Line Items]
Goodwill impairment			$ 89		$ 89	$ 29	$ 0
Sale of business, amount	412	79							276
Sale resulted in an after-tax gain				36	0	36	0		36
Disposition of businesses, approximate amount								$ 22

Reinsurance - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reinsurance Premiums for Insurance Companies, by Product Segment [Line Items]
Maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy	$ 5
Minimum amount of risk-based capital General Electric Capital Corporation agreed to maintain	150.00%
Fixed maturity securities pledged as collateral	9,313	8,294
Commercial mortgage loans pledged as collateral	895	919
Reinsurance recoveries recognized as a reduction of benefits and other changes in reserves	2,951	2,492	2,527
Union Fidelity Life Insurance Company
Reinsurance Premiums for Insurance Companies, by Product Segment [Line Items]
Reinsurance recoverable associated with reinsurance transactions with UFLIC	$ 14,725	$ 14,780

Net Domestic Life Insurance In-Force (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Reinsurance [Abstract]
Direct life insurance in-force	$ 730,016		$ 719,094		$ 693,459
Amounts assumed from other companies	1,148		1,239		1,323
Amounts ceded to other companies	(331,909)	[1]	(240,019)	[1]	(224,013)	[1]
Net life insurance in-force	$ 399,255		$ 480,314		$ 470,769
Percentage of amount assumed to net	0.00%		0.00%		0.00%

[1]	Includes amounts accounted for under the deposit method.

Effects of Reinsurance on Premiums Written and Earned (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reinsurance [Abstract]
Direct, Life insurance, Written			$ 1,284	$ 1,351	$ 1,471
Direct, Accident and health insurance, Written			2,853	2,893	2,819
Direct, Property and casualty insurance, Written			95	121	129
Direct, Mortgage insurance, Written			1,720	1,599	1,507
Total direct, Written			5,952	5,964	5,926
Assumed, Life insurance, Written			9	12	10
Assumed, Accident and health insurance, Written			419	426	422
Assumed, Property and casualty insurance, Written			0	0	0
Assumed, Mortgage insurance, Written			27	23	44
Total assumed, Written			455	461	476
Ceded, Life insurance, Written			(528)	(254)	(281)
Ceded, Accident and health insurance, Written			(690)	(549)	(470)
Ceded, Property and casualty insurance, Written			0	0	0
Ceded, Mortgage insurance, Written			(132)	(143)	(160)
Total ceded, Written			(1,350)	(946)	(911)
Net premiums, Written			5,057	5,479	5,491
Direct, Life insurance, Earned			1,304	1,370	1,501
Direct, Accident and health insurance, Earned			2,840	2,912	2,928
Direct, Property and casualty insurance, Earned			84	111	121
Direct, Mortgage insurance, Earned			1,645	1,704	1,678
Total direct, Earned			5,873	6,097	6,228
Assumed, Life insurance, Earned			7	11	15
Assumed, Accident and health insurance, Earned			440	492	450
Assumed, Property and casualty insurance, Earned			0	0	0
Assumed, Mortgage insurance, Earned			42	44	49
Total assumed, Earned			489	547	514
Ceded, Life insurance, Earned			(527)	(254)	(280)
Ceded, Accident and health insurance, Earned			(672)	(564)	(468)
Ceded, Property and casualty insurance, Earned			0	0	0
Ceded, Mortgage insurance, Earned			(122)	(138)	(161)
Total ceded, Earned			(1,321)	(956)	(909)
Net premiums, Earned	$ 1,261	$ 1,106	$ 5,041	$ 5,688	$ 5,833
Percentage of amount assumed to net			10.00%	10.00%	9.00%

Recorded Liabilities and Major Assumptions Underlying Future Policy Benefits (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Long Term Care Insurance Contracts		Dec. 31, 2011 Long Term Care Insurance Contracts		Dec. 31, 2012 Structured Settlements with Life Contingencies		Dec. 31, 2011 Structured Settlements with Life Contingencies		Dec. 31, 2012 Annuity Contracts with Life Contingencies		Dec. 31, 2011 Annuity Contracts with Life Contingencies		Dec. 31, 2012 Traditional Life Insurance Contracts		Dec. 31, 2011 Traditional Life Insurance Contracts		Dec. 31, 2012 Supplementary Contracts with Life Contingencies		Dec. 31, 2011 Supplementary Contracts with Life Contingencies		Dec. 31, 2012 Accident and Health Insurance Contracts		Dec. 31, 2011 Accident and Health Insurance Contracts
Insurance Reserves [Line Items]
Liability for long-term care insurance contracts, Interest rate assumption, Low end				4.00%	[1]	4.00%	[1]
Liability for long-term care insurance contracts, Interest rate assumption, High end				7.50%	[1]	7.50%	[1]
Structured settlements with life contingencies, Interest rate assumption, Lower limit								1.50%	[2]	1.50%	[2]
Structured settlements with life contingencies, Interest rate assumption, Upper limit								8.00%	[2]	8.00%	[2]
Liability for policyholder contract deposits, Interest rate, annuities, Low end												1.50%	[2]	1.50%	[2]
Liability for policyholder contract deposits, Interest rate, annuities, High end												8.00%	[2]	8.00%	[2]
Traditional life insurance contracts, Interest rate assumption, Lower limit																2.50%	[3]	2.50%	[3]
Traditional life insurance contracts, Interest rate assumption, Upper limit																7.50%	[3]	7.50%	[3]
Supplementary contracts with life contingencies, Interest rate, Low end																				1.50%	[2]	1.50%	[2]
Supplementary contracts with life contingencies, Interest rate, High end																				8.00%	[2]	8.00%	[2]
Accident and health insurance contracts, Interest rate, Low end																								3.50%	[4]	3.50%	[4]
Accident and health insurance contracts, Interest rate, High end																								7.00%	[4]	7.00%	[4]
Future policy benefits	$ 33,601	$ 33,505	$ 32,175	$ 16,111	[1]	$ 14,773	[1]	$ 9,398	[2]	$ 9,503	[2]	$ 4,977	[2]	$ 4,907	[2]	$ 2,762	[3]	$ 2,730	[3]	$ 251	[2]	$ 255	[2]	$ 6	[4]	$ 7	[4]

[1]	The 1983 Individual Annuitant Mortality Table or 2000 U.S. Annuity Table, or 1983 Group Annuitant Mortality Table and the 1985 National Nursing Home Study and company experience.
[2]	Assumptions for limited-payment contracts come from either the U.S. Population Table, 1983 Group Annuitant Mortality Table, 1983 Individual Annuitant Mortality Table or a-2000 Mortality Table.
[3]	Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Tables, 1980 Commissioner's Extended Term table and (IA) Standard Table 1996 (modified).
[4]	The 1958 and 1980 Commissioner's Standard Ordinary Tables, or 2000 U.S. Annuity Table, or 1983 Group Annuitant Mortality.

Recorded Liabilities for Policyholder Account Balances (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Insurance Reserves [Line Items]
Policyholder account balances	$ 25,886	$ 26,262	$ 26,345
Investment contracts
Insurance Reserves [Line Items]
Policyholder account balances		18,280	18,880
Investment contracts | Annuity contracts
Insurance Reserves [Line Items]
Policyholder account balances		13,323	13,353
Investment contracts | GICs, funding agreements and FABNs
Insurance Reserves [Line Items]
Policyholder account balances		2,152	2,623
Investment contracts | Structured settlements without life contingencies
Insurance Reserves [Line Items]
Policyholder account balances		2,078	2,195
Investment contracts | Supplementary contracts without life contingencies
Insurance Reserves [Line Items]
Policyholder account balances		691	671
Investment contracts | Other
Insurance Reserves [Line Items]
Policyholder account balances		36	38
Universal life insurance contracts
Insurance Reserves [Line Items]
Policyholder account balances		$ 7,982	$ 7,465

Insurance Reserves - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Federal Home Loan Bank
Insurance Reserves [Line Items]
Federal Home Loan Bank common stock held	$ 87	$ 84
Amount of funding agreements issued to the Federal Home Loan Bank	696	633
Letters of credit related to the Federal Home Loan Bank	483	462
Pledged assets for Federal Home Loan Bank at fair value	1,308	1,312
Variable Annuity | Nontraditional Long-Duration Contracts
Insurance Reserves [Line Items]
Nontraditional long-duration contracts liability	7,790	8,008
Guaranteed Minimum Death Benefit | Nontraditional Long-Duration Contracts | Annuity contracts
Insurance Reserves [Line Items]
Nontraditional long-duration contracts liability	35	29
Guaranteed Minimum Withdrawal And Guaranteed Annuitization Benefit Contracts
Insurance Reserves [Line Items]
Guaranteed annuitization benefit contracts	$ 902	$ 1,033

Information about Variable Annuity Products with Death and Living Benefit Guarantees (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Guaranteed minimum standard death benefit
Insurance Reserves [Line Items]
Death benefits account value	$ 3,059	$ 2,802
Net amount at risk	17	67
Average attained age of contractholders	71 years	70 years
Guaranteed minimum enhanced death benefit
Insurance Reserves [Line Items]
Death benefits account value	3,906	4,038
Net amount at risk	217	428
Average attained age of contractholders	71 years	69 years
Guaranteed minimum living benefit
Insurance Reserves [Line Items]
Living benefit guarantees	4,020	4,068
Guaranteed annuitization benefits
Insurance Reserves [Line Items]
Living benefit guarantees	$ 1,470	$ 1,462

Account Balances of Variable Annuity Contract with Death or Living Benefit Guarantees Invested in Separate Account Investment Options (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Insurance Reserves [Line Items]
Separate account investment	$ 7,012	$ 7,140
Balanced funds
Insurance Reserves [Line Items]
Separate account investment	4,264	4,193
Equity funds
Insurance Reserves [Line Items]
Separate account investment	1,497	1,118
Bond funds
Insurance Reserves [Line Items]
Separate account investment	1,069	1,631
Money market funds
Insurance Reserves [Line Items]
Separate account investment	175	140
Other funds
Insurance Reserves [Line Items]
Separate account investment	$ 7	$ 58

Changes in Liability for Policy and Contract Claims (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Mar. 31, 2013
Liability For Policy And Contract Claims [Line Items]
Beginning balance	$ 7,620	[1],[2]	$ 6,933	[1],[3]	$ 6,567	[3]	$ 7,343
Less reinsurance recoverables	(1,654)	[1],[2]	(1,654)	[1],[3]	(1,769)	[3]
Net balance as of January 1	5,966	[1],[2]	5,279	[1],[3]	4,798	[3]
Current year	3,405	[2]	3,562	[1]	3,436	[3]
Prior years	237	[2]	651	[1]	799	[3]
Total incurred	3,642	[2]	4,213	[1]	4,235	[3]
Current year	(1,196)	[2]	(1,238)	[1]	(1,217)	[3]
Prior years	(2,790)	[2]	(2,379)	[1]	(2,669)	[3]
Total paid	(3,986)	[2]	(3,617)	[1]	(3,886)	[3]
Interest on liability for policy and contract claims	153	[2]	136	[1]	121	[3]
Foreign currency translation	12	[2]	(17)	[1]	11	[3]
Other	0	[2],[4]	(28)	[1],[4]	0	[3],[4]
Net balance as of December 31	5,787	[2]	5,966	[1],[2]	5,279	[1],[3]
Add reinsurance recoverables	1,722	[2]	1,654	[1],[2]	1,654	[1],[3]
Ending balance	$ 7,509	[2]	$ 7,620	[1],[2]	$ 6,933	[1],[3]	$ 7,343

[1]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million for the year ended December 31, 2011, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.
[2]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2012 were reduced by loss mitigation activities of $73 million, including $70 million related to workouts, loan modifications and pre-sales, and $3 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $601 million for the year ended December 31, 2012, including $574 million related to workouts, loan modifications and pre-sales, and $27 million related to rescissions, net of reinstatements of $31 million.
[3]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million for the year ended December 31, 2010, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.
[4]	The amounts relate to the sale of our Medicare supplement insurance business in 2011. See note 8 for additional information.

Changes in Liability for Policy and Contract Claims (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Liability For Policy And Contract Claims [Line Items]
Strengthened reserve as a result of changes in estimates related to prior year insured events	$ 237	[1]	$ 651	[2]	$ 799	[3]
Change in reserves	3,405	[1]	3,562	[2]	3,436	[3]
Total incurred	3,642	[1]	4,213	[2]	4,235	[3]
U.S. Mortgage Insurance
Liability For Policy And Contract Claims [Line Items]
Strengthened reserve as a result of changes in estimates related to prior year insured events			415		514
U.S. Mortgage Insurance | Loss Mitigation
Liability For Policy And Contract Claims [Line Items]
Change in reserves	73		95		194
Total incurred	601		472		540
Workouts Loan Modifications and Pre Sales | U.S. Mortgage Insurance | Loss Mitigation
Liability For Policy And Contract Claims [Line Items]
Change in reserves	70		88		186
Total incurred	574		434		390
Rescissions | U.S. Mortgage Insurance | Loss Mitigation
Liability For Policy And Contract Claims [Line Items]
Change in reserves	3		7		8
Total incurred	27		38		150
Reinstatements | U.S. Mortgage Insurance | Loss Mitigation
Liability For Policy And Contract Claims [Line Items]
Strengthened reserve as a result of changes in estimates related to prior year insured events	$ 31		$ 84		$ 175

[1]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2012 were reduced by loss mitigation activities of $73 million, including $70 million related to workouts, loan modifications and pre-sales, and $3 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $601 million for the year ended December 31, 2012, including $574 million related to workouts, loan modifications and pre-sales, and $27 million related to rescissions, net of reinstatements of $31 million.
[2]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million for the year ended December 31, 2011, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.
[3]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million for the year ended December 31, 2010, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.

Liability for Policy and Contract Claims - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Mar. 31, 2013	Dec. 31, 2009
Liability For Policy And Contract Claims [Line Items]
Liability balance	$ 7,509	[1]	$ 7,620	[1],[2]	$ 6,933	[2],[3]	$ 7,343	$ 6,567	[3]
Strengthened reserve as a result of changes in estimates related to prior year insured events	237	[1]	651	[2]	799	[3]
U.S. Mortgage Insurance
Liability For Policy And Contract Claims [Line Items]
Liability balance	2,009		2,488		2,282			2,289
Strengthened reserve as a result of changes in estimates related to prior year insured events			415		514
U.S. Mortgage Insurance | Loss Mitigation
Liability For Policy And Contract Claims [Line Items]
Loss mitigation activities that resulted in a reduction in expected losses			567		734
Life Insurance
Liability For Policy And Contract Claims [Line Items]
Liability balance	175		253
International Mortgage Insurance
Liability For Policy And Contract Claims [Line Items]
Liability balance			553
Strengthened reserve as a result of changes in estimates related to prior year insured events	142
Long-term Care Insurance
Liability For Policy And Contract Claims [Line Items]
Liability balance	4,655		4,130		3,633			3,138
Strengthened reserve as a result of changes in estimates related to prior year insured events	$ 93		$ 232		$ 276

[1]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2012 were reduced by loss mitigation activities of $73 million, including $70 million related to workouts, loan modifications and pre-sales, and $3 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $601 million for the year ended December 31, 2012, including $574 million related to workouts, loan modifications and pre-sales, and $27 million related to rescissions, net of reinstatements of $31 million.
[2]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million for the year ended December 31, 2011, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.
[3]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million for the year ended December 31, 2010, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.

Employee Benefit Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 Y	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009 Y
Savings Plan
Defined Benefit Plan Disclosure [Line Items]
Costs associated with plan	$ 20	$ 19	$ 13
Maximum contribution to employees savings plans, revised plan	6.00%
Defined contribution plan required years of service to vest for employees hired on or after January 1, 2011	2
Deposits recorded by our life insurance subsidiaries	1	1
Pension and Retiree Health and Life Insurance Benefit Plans
Defined Benefit Plan Disclosure [Line Items]
Percentage funding of plan by Genworth	100.00%
Liability related to benefit plan	69	58
Change in other comprehensive income, defined contribution plans and defined benefit pension plan, increase (reduction)	8	17
Age for retirees receiving policy coverage	65
Number of years before retirement eligibility at which retiree medical benefits are available to employees				10
Accumulated postretirement benefit obligation	88	80
Change in other comprehensive income, retiree health benefits, increase (reduction)	(3)	(2)
Costs associated with plan	$ 28	$ 27	$ 39

Borrowings and Other Financings - Additional Information (Detail) In Millions, except Share data, unless otherwise specified	Mar. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Mar. 26, 2012 River Lake IV Class B Floating Rate Subordinated Notes Due 2028 USD ($)	Mar. 25, 2011 River Lake IV Class B Floating Rate Subordinated Notes Due 2028 USD ($)	Mar. 25, 2010 River Lake IV Class B Floating Rate Subordinated Notes Due 2028 USD ($)	Dec. 31, 2012 River Lake IV Class B Floating Rate Subordinated Notes Due 2028	Dec. 31, 2011 River Lake IV Class B Floating Rate Subordinated Notes Due 2028	Dec. 31, 2012 River Lake Insurance Company II (a), Due 2035 USD ($)		Dec. 31, 2011 River Lake Insurance Company II (a), Due 2035 USD ($)		Dec. 31, 2012 5.75% Senior Notes, Due 2014 USD ($)		Dec. 31, 2011 5.75% Senior Notes, Due 2014		Dec. 31, 2012 5.75% Senior Notes, Due 2014 Maximum USD ($)	Dec. 31, 2012 5.68% Senior Notes, Due 2020 Genworth Canada		Dec. 31, 2011 5.68% Senior Notes, Due 2020 Genworth Canada		Jun. 30, 2010 5.68% Senior Notes, Due 2020 Genworth Canada CAD	Mar. 31, 2011 7.625% Senior Notes, Due September 2021 USD ($)	Mar. 31, 2012 7.625% Senior Notes, Due September 2021 USD ($)	Dec. 31, 2012 4.59% Senior Notes, Due 2015 Genworth Canada		Dec. 31, 2011 4.59% Senior Notes, Due 2015 Genworth Canada		Dec. 31, 2010 4.59% Senior Notes, Due 2015 Genworth Canada CAD	Nov. 30, 2010 7.20% Senior Notes, Due 2021 USD ($)	Dec. 31, 2012 7.20% Senior Notes, Due 2021		Dec. 31, 2011 7.20% Senior Notes, Due 2021		Jun. 30, 2010 7.70% Senior Notes, Due 2020 USD ($)	Dec. 31, 2012 7.70% Senior Notes, Due 2020		Dec. 31, 2011 7.70% Senior Notes, Due 2020		Jun. 30, 2007 5.65% Senior Notes, Due 2012 USD ($)	Dec. 31, 2012 5.65% Senior Notes, Due 2012 USD ($)		Dec. 31, 2009 5.65% Senior Notes, Due 2012 USD ($)	Dec. 31, 2011 5.65% Senior Notes, Due 2012		Dec. 31, 2009 8.625% Senior Notes, Due 2016 USD ($)	Dec. 31, 2012 8.625% Senior Notes, Due 2016		Dec. 31, 2011 8.625% Senior Notes, Due 2016		May 31, 2008 6.515% Senior Notes, Due May 2018 USD ($)	Sep. 30, 2005 4.95% Senior Notes, Due 2015 USD ($)	Dec. 31, 2012 4.95% Senior Notes, Due 2015		Dec. 31, 2011 4.95% Senior Notes, Due 2015		Jun. 30, 2004 Senior Notes Due In 2014 USD ($)	Jun. 30, 2004 Senior Notes Due In 2034 USD ($)	Jun. 30, 2001 GEFAHI Senior Notes JPY (¥)	Jun. 30, 2011 GEFAHI Senior Notes USD ($)	Jun. 30, 2011 GEFAHI Senior Notes JPY (¥)	Dec. 31, 2004 GEFAHI Senior Notes JPY (¥)	Jun. 30, 2011 GEFAHI Senior Notes Cross Currency Swap USD ($)	Jun. 30, 2001 GEFAHI Senior Notes Cross Currency Swap USD ($)	Dec. 31, 2012 Floating Rate Junior Notes, due 2021 Genworth Financial Mortgage Insurance Pty Limited		Dec. 31, 2011 Floating Rate Junior Notes, due 2021 Genworth Financial Mortgage Insurance Pty Limited		Jun. 30, 2011 Floating Rate Junior Notes, due 2021 Genworth Financial Mortgage Insurance Pty Limited AUD	Nov. 30, 2006 Junior Notes due Two Thousand and Sixty Six USD ($) Y	Jun. 01, 2011 Mandatorily redeemable preferred stock USD ($)	Aug. 31, 2010 Mandatorily redeemable preferred stock USD ($)	Dec. 31, 2011 Mandatorily redeemable preferred stock USD ($)	Dec. 31, 2010 Mandatorily redeemable preferred stock USD ($)	Dec. 31, 2009 Mandatorily redeemable preferred stock	Dec. 31, 2012 Mandatorily redeemable preferred stock USD ($)	Dec. 31, 2012 Non-Recourse Funding Obligations USD ($)	Jan. 31, 2012 Non-Recourse Funding Obligations USD ($)	Sep. 30, 2012 Non-Recourse Funding Obligations USD ($)	Mar. 31, 2012 Non-Recourse Funding Obligations USD ($)	Dec. 31, 2011 Non-Recourse Funding Obligations USD ($)	Dec. 31, 2012 Non-Recourse Funding Obligations Floating Rate Subordinated Notes Due 2033 USD ($)	Dec. 31, 2011 Non-Recourse Funding Obligations Genworth Life Insurance Company USD ($)	Dec. 31, 2012 Non-Recourse Funding Obligations River Lake IV USD ($)	Sep. 30, 2012 Non-Recourse Funding Obligations River Lake IV USD ($)	Dec. 31, 2012 Non-Recourse Funding Obligations River Lake Insurance Company II (a), Due 2035 USD ($)	Dec. 31, 2012 Short-term borrowings Commercial Paper USD ($)	Nov. 30, 2010 Short-term borrowings Revolving Credit Facility USD ($)	Dec. 31, 2011 Short-term borrowings Revolving Credit Facility USD ($) CreditFacility	Nov. 30, 2010 Short-term borrowings Revolving Credit Facility Maturing August 2012 USD ($)	Jun. 30, 2010 Short-term borrowings Revolving Credit Facility Maturing August 2012 USD ($)	Dec. 31, 2012 Short-term borrowings Revolving Credit Facility Maturing August 2012 USD ($) Y	Nov. 30, 2010 Short-term borrowings Revolving Credit Facility Maturing May 2012 USD ($)	Jun. 30, 2010 Short-term borrowings Revolving Credit Facility Maturing May 2012 USD ($)	Dec. 31, 2012 Short-term borrowings Revolving Credit Facility Maturing May 2012 USD ($) Y	Dec. 31, 2011 Letter of Credit Revolving Credit Facility Entity
Debt Instrument [Line Items]
Commercial paper program, maximum borrowing capacity																																																																																							$ 1,000
Maximum possible maturity date of issue																																																																																							364 days
Number of revolving credit facilities																																																																																									2
Maximum possible maturity from date of issue, years																																																																																												5			5
LIBOR rate, number of months																																																																																												One			One
Issuance to benefit insurance subsidiaries, number																																																																																																1
Line of credit facility, expiration date																																																																																												Aug 31, 2012			May 31, 2012
Facility, maximum borrowing capacity																																																																																												930			930
Amount of letters of credit used under credit facilities																																																																																									257
Repayments of outstanding borrowings																																			100																																																					240		125	100		125	100
Debt tender offer																	100
Repurchase of senior notes													100																														128
Debt repayment, interest rate													5.75%	[1]	5.75%	[1]		5.68%	[2]	5.68%	[2]	5.68%	7.63%	7.63%	4.59%	[2]	4.59%	[2]	4.59%	7.20%	7.20%	[1]	7.20%	[1]	7.70%	7.70%	[1]	7.70%	[1]	5.65%	5.65%	[1]	5.65%	5.65%	[1]	8.63%	8.63%	[1]	8.63%	[1]	6.52%	4.95%	4.95%	[1]	4.95%	[1]														6.15%
Debt instrument, maturity month and year													2014-06																	2021-02					2020-06					2012-06	2012-06		2012-06			2016-12					2018-05	2015-10								2011-06	2011-06									2066-11
Pre-tax gain (loss) on repurchase of senior notes													(6)																														5																																						48
Repayment of debt																																								500	222																				57,000
Issued notes, aggregate principal amount					22	28																275	400						150	400					400					350						300					600	350					600	300	60,000										140	600
Issued senior notes, net proceeds																							397	358						396					397					349						298					597	348							59,900
Debt Instrument, increase, additional borrowing																								350
Public offering price																								103.00%
Maturity date							May 25, 2028	May 25, 2028																Sep 30, 2021
Issued senior notes, effective interest rates																								7.18%																																	5.51%	6.35%
Debt instrument, maturity year									2035	[3]	2035	[3]	2014	[1]	2014	[1]		2020	[2]	2020	[2]	2020			2015	[2]	2015	[2]	2015		2021	[1]	2021	[1]		2020	[1]	2020	[1]		2012	[1]		2012	[1]		2016	[1]	2016	[1]			2015	[1]	2015	[1]	2014	2034							2021	[4]	2021	[4]	2021													2033
Senior notes retired																																																														3,000
Derivative, notional amount	23,738	22,640	28,091																																																													491
Swap arrangements, interest rate per annum																																																																4.84%
Proceeds from derivative counterparty upon swap maturity																																																															212
Net repayment of senior notes																																																												491
Subordinated floating rate notes, margin																																																																					4.75%
Quarterly interest rate after November 15, 2006																																																																						Three-month LIBOR plus 2.0025%
Scheduled redemption date																																																																						Nov 15, 2036
Redemption date, subject to terms																																																																						Nov 15, 2016
Right to defer the payment of interest on the 2066 Notes during period, years																																																																						10
Preferred stock, dividend rate, percentage																																																																											5.25%
Shares of Series A Preferred Stock repurchased																																																																								120,000
Shares of Series A Preferred Stock repurchased, price																																																																								6
Preferred stock redemption price per share																																																																							$ 50
Series A preferred stock redeemed and retired during period, value																																																																							57
Series A Preferred Stock, stated liquidation value per share																																																																												$ 50
Dividends paid and recorded through interest expense																																																																									2	3
Repayment of secured debt				3	6	6																																																																												11
Repurchase of secured debt																																																																														475		176			175	235	270	20
U.S. GAAP after-tax gain on repurchase transaction																																																																													4	52	21
Secured Debt	2,062	2,066	3,256	8					192	[3]	192	[3]
Increase in amortization of DAC, due to loss recognition testing																																																																															25
Net U.S. GAAP after-tax loss																																																																															6	41
U.S. GAAP after-tax loss on reinsurance transaction																																																																														$ 93
Non-recourse funding obligations weighted-average interest rate																																																																													1.54%				1.41%

[1]	Senior notes issued by our wholly-owned subsidiary, Genworth Holdings, Inc. ("Genworth Holdings"). Genworth Holdings have the option to redeem all or a portion of the senior notes at any time with proper notice to the note holders at a price equal to the greater of 100% of principal or the sum of the present value of the remaining scheduled payments of principal and interest discounted at the then-current treasury rate plus an applicable spread.
[2]	Senior notes issued by our majority-owned subsidiary, Genworth MI Canada Inc. ("Genworth Canada").
[3]	Accrual of interest based on one-month LIBOR that resets every 28 days plus a fixed margin.
[4]	Subordinated floating rate notes issued by our indirect wholly-owned subsidiary, Genworth Financial Mortgage Insurance Pty Limited.

Schedule of Long Term Borrowings (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012		Dec. 31, 2011
Debt Instrument [Line Items]
Long-term borrowings	$ 4,766	$ 4,776		$ 4,726
5.65% Senior Notes, Due 2012
Debt Instrument [Line Items]
Long-term borrowings		0	[1]	222	[1]
5.75% Senior Notes, Due 2014
Debt Instrument [Line Items]
Long-term borrowings		500	[1]	600	[1]
4.95% Senior Notes, Due 2015
Debt Instrument [Line Items]
Long-term borrowings		350	[1]	350	[1]
8.625% Senior Notes, Due 2016
Debt Instrument [Line Items]
Long-term borrowings		300	[1]	300	[1]
6.52% Senior Notes, Due 2018
Debt Instrument [Line Items]
Long-term borrowings		600	[1]	600	[1]
7.70% Senior Notes, Due 2020
Debt Instrument [Line Items]
Long-term borrowings		400	[1]	400	[1]
7.20% Senior Notes, Due 2021
Debt Instrument [Line Items]
Long-term borrowings		399	[1]	399	[1]
7.625% Senior Notes, Due 2021
Debt Instrument [Line Items]
Long-term borrowings		760	[1]	400	[1]
6.50% Senior Notes, Due 2034
Debt Instrument [Line Items]
Long-term borrowings		297	[1]	297	[1]
6.15% Junior Notes, Due 2066
Debt Instrument [Line Items]
Long-term borrowings		598	[2]	598	[2]
Genworth Canada | 4.59% Senior Notes, Due 2015
Debt Instrument [Line Items]
Long-term borrowings		151	[3]	147	[3]
Genworth Canada | 5.68% Senior Notes, Due 2020
Debt Instrument [Line Items]
Long-term borrowings		276	[3]	270	[3]
Genworth Financial Mortgage Insurance Pty Limited | Floating Rate Junior Notes, due 2021
Debt Instrument [Line Items]
Long-term borrowings		$ 145	[4]	$ 143	[4]

[1]	Senior notes issued by our wholly-owned subsidiary, Genworth Holdings, Inc. ("Genworth Holdings"). Genworth Holdings have the option to redeem all or a portion of the senior notes at any time with proper notice to the note holders at a price equal to the greater of 100% of principal or the sum of the present value of the remaining scheduled payments of principal and interest discounted at the then-current treasury rate plus an applicable spread.
[2]	Subordinated notes issued by Genworth Holdings.
[3]	Senior notes issued by our majority-owned subsidiary, Genworth MI Canada Inc. ("Genworth Canada").
[4]	Subordinated floating rate notes issued by our indirect wholly-owned subsidiary, Genworth Financial Mortgage Insurance Pty Limited.

Schedule of Long Term Borrowings (Parenthetical) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012 5.65% Senior Notes, Due 2012		Dec. 31, 2011 5.65% Senior Notes, Due 2012		Dec. 31, 2009 5.65% Senior Notes, Due 2012	Jun. 30, 2007 5.65% Senior Notes, Due 2012	Dec. 31, 2012 5.75% Senior Notes, Due 2014		Dec. 31, 2011 5.75% Senior Notes, Due 2014		Dec. 31, 2012 4.95% Senior Notes, Due 2015		Dec. 31, 2011 4.95% Senior Notes, Due 2015		Sep. 30, 2005 4.95% Senior Notes, Due 2015	Dec. 31, 2012 8.625% Senior Notes, Due 2016		Dec. 31, 2011 8.625% Senior Notes, Due 2016		Dec. 31, 2009 8.625% Senior Notes, Due 2016	Dec. 31, 2012 6.52% Senior Notes, Due 2018		Dec. 31, 2011 6.52% Senior Notes, Due 2018		Dec. 31, 2012 7.70% Senior Notes, Due 2020		Dec. 31, 2011 7.70% Senior Notes, Due 2020		Jun. 30, 2010 7.70% Senior Notes, Due 2020	Dec. 31, 2012 7.20% Senior Notes, Due 2021		Dec. 31, 2011 7.20% Senior Notes, Due 2021		Nov. 30, 2010 7.20% Senior Notes, Due 2021	Dec. 31, 2012 7.625% Senior Notes, Due 2021		Dec. 31, 2011 7.625% Senior Notes, Due 2021		Dec. 31, 2012 6.50% Senior Notes, Due 2034		Dec. 31, 2011 6.50% Senior Notes, Due 2034		Dec. 31, 2012 6.15% Junior Notes, Due 2066		Dec. 31, 2011 6.15% Junior Notes, Due 2066		Dec. 31, 2012 Genworth Canada 4.59% Senior Notes, Due 2015		Dec. 31, 2011 Genworth Canada 4.59% Senior Notes, Due 2015		Dec. 31, 2010 Genworth Canada 4.59% Senior Notes, Due 2015	Dec. 31, 2012 Genworth Canada 5.68% Senior Notes, Due 2020		Dec. 31, 2011 Genworth Canada 5.68% Senior Notes, Due 2020		Jun. 30, 2010 Genworth Canada 5.68% Senior Notes, Due 2020	Dec. 31, 2012 Genworth Financial Mortgage Insurance Pty Limited Floating Rate Junior Notes, due 2021		Dec. 31, 2011 Genworth Financial Mortgage Insurance Pty Limited Floating Rate Junior Notes, due 2021		Jun. 30, 2011 Genworth Financial Mortgage Insurance Pty Limited Floating Rate Junior Notes, due 2021
Debt Instrument [Line Items]
Interest rate		5.65%	[1]	5.65%	[1]	5.65%	5.65%	5.75%	[1]	5.75%	[1]	4.95%	[1]	4.95%	[1]	4.95%	8.63%	[1]	8.63%	[1]	8.63%	6.52%	[1]	6.52%	[1]	7.70%	[1]	7.70%	[1]	7.70%	7.20%	[1]	7.20%	[1]	7.20%	7.63%	[1]	7.63%	[1]	6.50%	[1]	6.50%	[1]	6.15%	[2]	6.15%	[2]	4.59%	[3]	4.59%	[3]	4.59%	5.68%	[3]	5.68%	[3]	5.68%
Debt instrument, maturity year		2012	[1]	2012	[1]			2014	[1]	2014	[1]	2015	[1]	2015	[1]		2016	[1]	2016	[1]		2018	[1]	2018	[1]	2020	[1]	2020	[1]		2021	[1]	2021	[1]		2021	[1]	2021	[1]	2034	[1]	2034	[1]	2066	[2]	2066	[2]	2015	[3]	2015	[3]	2015	2020	[3]	2020	[3]	2020	2021	[4]	2021	[4]	2021
Senior notes redemption option	100.00%

[1]	Senior notes issued by our wholly-owned subsidiary, Genworth Holdings, Inc. ("Genworth Holdings"). Genworth Holdings have the option to redeem all or a portion of the senior notes at any time with proper notice to the note holders at a price equal to the greater of 100% of principal or the sum of the present value of the remaining scheduled payments of principal and interest discounted at the then-current treasury rate plus an applicable spread.
[2]	Subordinated notes issued by Genworth Holdings.
[3]	Senior notes issued by our majority-owned subsidiary, Genworth MI Canada Inc. ("Genworth Canada").
[4]	Subordinated floating rate notes issued by our indirect wholly-owned subsidiary, Genworth Financial Mortgage Insurance Pty Limited.

Schedule of Non-Recourse Funding Obligations of Special Purpose Consolidated Captive Insurance Subsidiaries (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 D		Dec. 31, 2011 D		Mar. 31, 2013
Nonrecourse Funding Obligations [Line Items]
Non-recourse funding obligations	$ 2,066		$ 3,256		$ 2,062
Interest rate reset period, number of days	28		28
River Lake Insurance Company (a), Due 2033
Nonrecourse Funding Obligations [Line Items]
Non-recourse funding obligations	570	[1]	570	[1]
River Lake Insurance Company (b), Due 2033
Nonrecourse Funding Obligations [Line Items]
Non-recourse funding obligations	489	[2]	500	[2]
River Lake Insurance Company II (a), Due 2035
Nonrecourse Funding Obligations [Line Items]
Non-recourse funding obligations	192	[1]	192	[1]
River Lake Insurance Company II (b), Due 2035
Nonrecourse Funding Obligations [Line Items]
Non-recourse funding obligations	500	[2]	520	[2]
River Lake Insurance Company III (a), Due 2036
Nonrecourse Funding Obligations [Line Items]
Non-recourse funding obligations	0	[1]	411	[1]
River Lake Insurance Company III (b), Due 2036
Nonrecourse Funding Obligations [Line Items]
Non-recourse funding obligations	0	[2]	240	[2]
River Lake Insurance Company IV Limited (b), Due 2028
Nonrecourse Funding Obligations [Line Items]
Non-recourse funding obligations	0	[2]	508	[2]
Rivermount Insurance Company I (a), Due 2050
Nonrecourse Funding Obligations [Line Items]
Non-recourse funding obligations	$ 315	[1]	$ 315	[1]

[1]	Accrual of interest based on one-month LIBOR that resets every 28 days plus a fixed margin.
[2]	Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

Schedule of Non-Recourse Funding Obligations of Special Purpose Consolidated Captive Insurance Subsidiaries (Parenthetical) (Detail)	Dec. 31, 2012		Dec. 31, 2011
River Lake Insurance Company (a), Due 2033
Nonrecourse Funding Obligations [Line Items]
Debt instrument, maturity year	2033	[1]	2033	[1]
River Lake Insurance Company (b), Due 2033
Nonrecourse Funding Obligations [Line Items]
Debt instrument, maturity year	2033	[2]	2033	[2]
River Lake Insurance Company II (a), Due 2035
Nonrecourse Funding Obligations [Line Items]
Debt instrument, maturity year	2035	[1]	2035	[1]
River Lake Insurance Company II (b), Due 2035
Nonrecourse Funding Obligations [Line Items]
Debt instrument, maturity year	2035	[2]	2035	[2]
River Lake Insurance Company III (a), Due 2036
Nonrecourse Funding Obligations [Line Items]
Debt instrument, maturity year	2036	[1]	2036	[1]
River Lake Insurance Company III (b), Due 2036
Nonrecourse Funding Obligations [Line Items]
Debt instrument, maturity year	2036	[2]	2036	[2]
River Lake Insurance Company IV Limited (b), Due 2028
Nonrecourse Funding Obligations [Line Items]
Debt instrument, maturity year	2028	[2]	2028	[2]
Rivermount Insurance Company I (a), Due 2050
Nonrecourse Funding Obligations [Line Items]
Debt instrument, maturity year	2050	[1]	2050	[1]

[1]	Accrual of interest based on one-month LIBOR that resets every 28 days plus a fixed margin.
[2]	Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

Principal Amounts of Long Term Debt Including Senior Notes and Non-Recourse Funding by Maturity (Detail) (Long-term borrowings, USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Long-term borrowings
Principal Amounts Of Long Term Debt Including Senior Notes And Non Recourse Funding By Maturity [Line Items]
2013	$ 0
2014	500
2015	501
2016	300
2017 and thereafter	5,538 [1]
Total	$ 6,839

[1]	Repayment of $2.1 billion of our non-recourse funding obligations requires regulatory approval.

Principal Amounts of Long Term Debt Including Senior Notes and Non-Recourse Funding by Maturity (Parenthetical) (Detail) (Repayments Requiring Regulatory Approval, USD $)
In Billions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Repayments Requiring Regulatory Approval
Principal Amounts Of Long Term Debt Including Senior Notes And Non Recourse Funding By Maturity [Line Items]
Repayment of secured debt	$ 2.1

Components of Income (Loss) before Income Taxes (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Domestic			$ (73)	$ (690)	$ (915)
Foreign			679	820	772
Income (loss) from continuing operations before income taxes	$ 237	$ 82	$ 606	$ 130	$ (143)

Components of Income Tax (Benefit) Expense (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Current federal income taxes			$ (68)	$ (4)	$ (122)
Deferred federal income taxes			36	(251)	(368)
Total federal income taxes			(32)	(255)	(490)
Current state income taxes			(16)	5	(11)
Deferred state income taxes			(9)	(8)	(2)
Total state income taxes			(25)	(3)	(13)
Current foreign income taxes			138	329	191
Deferred foreign income taxes			57	(82)	33
Total foreign income taxes			195	247	224
Total provision (benefit) for income taxes	$ 76	$ 15	$ 138	$ (11)	$ (279)

Income Taxes - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended					12 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2010	Dec. 31, 2011	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Section 338 Election Y	Dec. 31, 2011 Section 338 Election	Dec. 31, 2012 Tax Matters Agreement	Dec. 31, 2011 Tax Matters Agreement	Dec. 31, 2010 Tax Matters Agreement	Dec. 31, 2012 Additional Paid-in Capital	Dec. 31, 2010 Additional Paid-in Capital	Mar. 31, 2010 Additional Paid-in Capital
Income Tax Examination [Line Items]
Current income tax receivable	$ 99
Current income taxes payable			134
Amount recognized of previously uncertain tax benefits related to separation from former parent				106
Other capital transactions												23	23
Valuation allowances	268		234
NOL carryforwards	4,977
Foreign tax credit carryforwards	243		120
Net operating loss carryforwards, expiration date/(year)	2025
Foreign tax credit carryforwards, expiration year	2015
Remaining deferred tax assets related to Section 338 election deduction						599	599
Tax matters agreement obligation related to Section 338 election, period of repayment, years						11
Maximum deferred tax assets related to Section 338 election deduction						640
Percentage of tax savings associated with Section 338 deductions						80.00%
Interest expense related to tax matters agreement								17	18	17
Accretion rate for tax matters agreement								5.72%	5.72%	5.72%
Liability for estimated present value of tax payments to former parent								279	310
Adjustment to deferred tax liability for unsupported balance											36
Unremitted foreign income that is considered permanently reinvested on which U.S. Deferred income tax are not provided	2,959
International businesses cash and short-term investments related to the unremitted earnings of foreign operations	439
Unrecognized tax benefits	55	193	226		285
Unrecognized tax benefits, amount that if recognized would affect the effective rate on continuing operations	40
Unrecognized tax benefits, interest and penalties (expense)	5	9
Unrecognized tax benefits, accrued interest and penalties	4		9
Unrecognized tax benefits, amount that is reasonably possible that it will be recognized in 2013	$ 25

Reconciliation of Federal Statutory Tax Rate to Effective Income Tax Rate (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Examination [Line Items]
Income (loss) from continuing operations before tax	$ 237	$ 82	$ 606	$ 130	$ (143)
Statutory U.S. federal income tax rate			212	46	(50)
State income tax, net of federal income tax effect			(16)	(1)	(7)
Benefit on tax favored investments			(9)	(26)	(32)
Effect of foreign operations			(66)	(48)	(88)
Interest on uncertain tax positions			(3)	0	(6)
Non-deductible expenses			3	(1)	3
Non-deductible goodwill related to sale of subsidiary			0	16	0
Non-deductible goodwill			19	0	0
Tax benefits related to separation from our former parent			0	0	(106)
Other, net			(2)	3	7
Effective rate			$ 138	$ (11)	$ (279)
Statutory U.S. federal income tax rate			35.00%	35.00%	35.00%
Increase (reduction) in rate resulting from:
State income tax, net of federal income tax effect			(2.70%)	(1.10%)	4.70%
Benefit on tax favored investments			(1.40%)	(20.30%)	22.70%
Effect of foreign operations			(10.90%)	(36.70%)	61.40%
Interest on uncertain tax positions			(0.60%)	(0.10%)	4.50%
Non-deductible expenses			0.50%	(0.50%)	(1.90%)
Non-deductible goodwill related to sale of subsidiary			0.00%	12.40%	0.00%
Non-deductible goodwill			3.10%	0.00%	0.00%
Tax benefits related to separation from our former parent			0.00%	0.00%	74.50%
Other, net			(0.20%)	2.80%	(5.80%)
Effective rate			22.80%	(8.50%)	195.10%

Components of Net Deferred Income Tax Liability (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Investments	$ 453	$ 584
Foreign tax credit carryforwards	243	120
Accrued commission and general expenses	252	230
Net operating loss carryforwards	1,732	1,758
Other	303	194
Gross deferred income tax assets	2,983	2,886
Valuation allowance	(268)	(234)
Total deferred income tax assets	2,715	2,652
Net unrealized gains on investment securities	1,380	761
Net unrealized gains on derivatives	152	214
Insurance reserves	1,250	1,161
DAC	1,177	1,127
PVFP and other intangibles	43	23
Other	220	177
Total deferred income tax liabilities	4,222	3,463
Net deferred income tax liability	$ 1,507	$ 811

Reconciliation of Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Balance as of January 1	$ 226	$ 193	$ 285
Gross additions, current period	14	19	23
Gross reductions, current period	0	0	(14)
Gross additions, prior years	0	28	69
Gross reductions, prior years	(131)	(14)	(159)
Settlements	(54)	0	(11)
Balance as of December 31	$ 55	$ 226	$ 193

Supplemental Cash Flow Information - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
Net cash paid for taxes	$ 287	$ 194	$ 253
Cash paid for interest	$ 465	$ 444	$ 378

Non-Cash Items (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
Change in collateral for securities lending transactions	$ 0	$ (285)	$ (41)
Total non-cash transactions	$ 0	$ (285)	$ (41)

Stock-Based Compensation - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended		12 Months Ended												12 Months Ended			12 Months Ended						12 Months Ended			1 Months Ended									12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Genworth Canada	Dec. 31, 2011 Genworth Canada	Dec. 31, 2010 Genworth Canada	Dec. 31, 2012 Early Vesting in One Third Increments, First Increment	Dec. 31, 2010 Early Vesting in One Third Increments, First Increment	Dec. 31, 2012 Early Vesting in One Third Increments, Second Increment	Dec. 31, 2010 Early Vesting in One Third Increments, Second Increment	Dec. 31, 2012 Early Vesting in One Third Increments, Third Increment	Dec. 31, 2012 Early Vesting in One Third Increments D	Dec. 31, 2012 Stock Appreciation Rights	Dec. 31, 2011 Stock Appreciation Rights	Dec. 31, 2010 Stock Appreciation Rights	Dec. 31, 2012 Stock Appreciation Rights Cap Price	Dec. 31, 2011 Stock Option	Dec. 31, 2012 Stock Option Genworth Canada	Dec. 31, 2011 Stock Option Genworth Canada	Dec. 31, 2012 Employee Stock Option and Stock Appreciation Rights Y	Dec. 31, 2011 Employee Stock Option and Stock Appreciation Rights Y	Dec. 31, 2012 Restricted Stock Units Y	Dec. 31, 2011 Restricted Stock Units Y	Dec. 31, 2010 Restricted Stock Units	Aug. 31, 2009 Performance Accelerated Stock Appreciation Rights	Aug. 31, 2009 Performance Accelerated Non Qualified Options	Dec. 31, 2012 Restricted Stock Units and Performance Stock Unit Awards Genworth Canada	Dec. 31, 2011 Restricted Stock Units and Performance Stock Unit Awards Genworth Canada	Dec. 31, 2012 Deferred Stock Units	Dec. 31, 2011 Deferred Stock Units	Dec. 31, 2010 Deferred Stock Units	Dec. 31, 2012 Deferred Stock Units Genworth Canada	Dec. 31, 2011 Deferred Stock Units Genworth Canada	Dec. 31, 2012 Omnibus Incentive Plan	Dec. 31, 2011 Omnibus Incentive Plan	Dec. 31, 2010 Omnibus Incentive Plan
Share Based Employee Compensation [Line Items]
Equity awards, amount of shares authorized to grant																																				16,000,000	25,000,000
Stock-based compensation expense	$ 9	$ 9	$ 26	$ 31	$ 44	$ 3	$ (1)	$ 4																												$ 23	$ 32	$ 40
Granted stock options, exercise price range, lower limit															$ 4.48	$ 5.84			$ 12.75					$ 4.48	$ 5.84
Granted stock options, exercise price range, upper limit															$ 8.88	$ 12.75			$ 13.5					$ 9.1	$ 13.5
Maximum share value at exercise of SARs																		$ 75
Granted stock options, exercise term (years)				10 years
Stock options granted, vesting periods, lower limit																						4	4	4	4
Omnibus Incentive Plan, shares issued																											1,400,000	200,000
Options grant-date fair value																											$ 5.28	$ 5.28
Derived service period for amortization																											1.4	1.4
Performance-accelerated SARs and options subject to earlier vesting in one-third increments based on the closing price of our Class A Common Stock									$ 12		$ 16		$ 20
Number of consecutive trading days exceeding certain specified amounts														20
Vesting based on closing stock price										$ 12		$ 16
Unrecognized stock-based compensation expense			32	49		1	1	4
Unrecognized stock-based compensation expense, expected weighted-average period of recognition (years)			2 years	2 years
Amounts received from option exercises			1	2
Tax benefit realized from the exercise of share based awards			$ 3	$ 6
Unvested stock options outstanding			6,109,000	7,965,000	9,654,000															1,027,130	1,152,450
Unvested RSUs, PSUs and DSUs outstanding															10,359,000	10,474,000	8,819,000							2,280,000	2,532,000	2,842,000			142,972	140,940	690,000	538,000	499,000	34,412	20,437

Stock Option Weighted-Average Grant-Date Fair Value Information and Related Valuation Assumptions, Excluding Exchanged Grants and Performance-Accelerated Options (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock options and SARs, granted		34,000
Expected term (years)	6 years	6 years	6 years
Expected volatility	100.70%	95.30%	92.80%
Expected dividend yield	0.50%	0.50%	0.50%
Risk-free interest rate	1.10%	2.90%	2.90%
Stock Compensation Plan
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock options and SARs, granted	5,085	2,730	3,240
Fair value per options and SARs	2.34	3.19	10.48
Stock Appreciation Rights (SARs)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Maximum share value at exercise of SARs	75	75	0

Rollforward of Share-Based Compensation Arrangement by Share-Based Payment Award, Options, Outstanding (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Stock-Based Compensation [Abstract]
Beginning balance, shares subject to option	7,965	9,654
Granted, shares subject to option		34
Exercised, shares subject to option	(311)	(404)
Forfeited, shares subject to option	(1,545)	(1,319)
Expired, shares subject to option	0	0
Ending balance, shares subject to option	6,109	7,965
Exercisable as of December 31, shares subject to option	5,225
Beginning balance, weighted-average exercise price	$ 12.7	$ 13.23
Granted, weighted-average exercise price		$ 13.08
Exercised, weighted-average exercise price	$ 2.79	$ 3.82
Forfeited, weighted-average exercise price	$ 18.4	$ 19.28
Expired, weighted-average exercise price
Ending balance, weighted-average exercise price	$ 11.77	$ 12.7
Exercisable as of December 31, weighted-average exercise price	$ 11.49

Information about Stock Options Outstanding (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Outstanding, shares	6,109
Outstanding, average exercise price	$ 11.77
Exercisable, shares	5,225
Exercisable, average exercise price	$ 11.49
Exercise Price Range, $ 2.00 - $ 2.46
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Exercise price range, lower limit	$ 2
Exercise price range, upper limit	$ 2.46
Outstanding, shares	1,074	[1]
Outstanding, average life (years)	5 years 11 months 1 day	[1],[2]
Outstanding, average exercise price	$ 2.45	[1]
Exercisable, shares	1,074	[1]
Exercisable, average exercise price	$ 2.45	[1]
Exercise Price Range, $ 5.30 - $ 7.80
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Exercise price range, lower limit	$ 5.3
Exercise price range, upper limit	$ 7.8
Outstanding, shares	2,021	[1]
Outstanding, average life (years)	2 years 11 months 16 days	[1],[2]
Outstanding, average exercise price	$ 7.78	[1]
Exercisable, shares	1,897	[1]
Exercisable, average exercise price	$ 7.78	[1]
Exercise Price Range, $ 9.10 - $ 14.18
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Exercise price range, lower limit	$ 9.1
Exercise price range, upper limit	$ 14.18
Outstanding, shares	1,636
Outstanding, average life (years)	6 years 9 months 22 days	[2]
Outstanding, average exercise price	$ 14.15
Exercisable, shares	896
Exercisable, average exercise price	$ 14.15
Exercise Price Range, $ 14.92 - $ 19.71
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Exercise price range, lower limit	$ 14.92
Exercise price range, upper limit	$ 19.71
Outstanding, shares	852
Outstanding, average life (years)	1 year 6 months 15 days	[2]
Outstanding, average exercise price	$ 19.42
Exercisable, shares	846
Exercisable, average exercise price	$ 19.43
Exercise Price Range, $ 20.14 - $ 34.13
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Exercise price range, lower limit	$ 20.14
Exercise price range, upper limit	$ 34.13
Outstanding, shares	526
Outstanding, average life (years)	2 years 9 months 26 days	[2]
Outstanding, average exercise price	$ 26.27
Exercisable, shares	512
Exercisable, average exercise price	$ 26.37

[1]	These shares have an aggregate intrinsic value for total options and exercisable options of $5 million each.
[2]	Average contractual life remaining in years.

Information about Stock Options Outstanding (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Total Options
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Aggregate intrinsic value	$ 5
Exercisable Stock Options
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Aggregate intrinsic value	$ 5

Status of Our Other Equity-Based Award (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Restricted Stock Units
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Balance as of January 1, number of awards	2,532,000	2,842,000
Granted, number of awards	1,087,000	955,000
Exercised, number of awards	(1,103,000)	(987,000)
Terminated, number of awards	(236,000)	(278,000)
Balance as of December 31, number of awards	2,280,000	2,532,000
Balance as of January 1, weighted-average grant date fair value	$ 16.65	$ 18.52
Granted, weighted-average grant date fair value	$ 8.22	$ 12.55
Exercised, weighted-average grant date fair value	$ 14.16	$ 17.54
Terminated, weighted-average grant date fair value	$ 17.97	$ 18.1
Balance as of December 31, weighted-average grant date fair value	$ 12.97	$ 16.65
Deferred Stock Units
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Balance as of January 1, number of awards	538,000	499,000
Granted, number of awards	162,000	158,000
Exercised, number of awards	(10,000)	(119,000)
Terminated, number of awards	0	0
Balance as of December 31, number of awards	690,000	538,000
Balance as of January 1, weighted-average grant date fair value	$ 9.46	$ 10.26
Granted, weighted-average grant date fair value	$ 6.47	$ 8.06
Exercised, weighted-average grant date fair value	$ 2.14	$ 3.02
Terminated, weighted-average grant date fair value	$ 0	$ 0
Balance as of December 31, weighted-average grant date fair value	$ 8.74	$ 9.46
Stock Appreciation Rights
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Balance as of January 1, number of awards	10,474,000	8,819,000
Granted, number of awards	5,085,000	2,696,000
Exercised, number of awards	(51,000)	(95,000)
Terminated, number of awards	(5,149,000)	(946,000)
Balance as of December 31, number of awards	10,359,000	10,474,000
Balance as of January 1, weighted-average grant date fair value	$ 6.42	$ 7.44
Granted, weighted-average grant date fair value	$ 2.34	$ 3.11
Exercised, weighted-average grant date fair value	$ 1.28	$ 1.28
Terminated, weighted-average grant date fair value	$ 6.52	$ 7.02
Balance as of December 31, weighted-average grant date fair value	$ 4.44	$ 6.42

Fair Value Financial Instruments Not Required to Be Carried at Fair Value (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commercial mortgage loans	$ 5,866		$ 5,872		$ 6,092
Restricted commercial mortgage loans	324		341		411
Other invested assets	2,982		3,493		4,819
Long-term borrowings	4,766		4,776		4,726
Non-recourse funding obligations	2,062		2,066		3,256
Notional amount
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commercial mortgage loans	0	[1]	0	[1]	0	[1]
Restricted commercial mortgage loans	0	[1]	0	[1]	0	[1]
Other invested assets	0	[1]	0	[1]	0	[1]
Long-term borrowings	0	[1]	0	[1],[2]	0	[1],[2]
Non-recourse funding obligations	0	[1]	0	[1],[2]	0	[1],[2]
Borrowings related to securitization entities	0	[1]	0	[1],[3]	0	[1],[3]
Investment contracts	0	[1]	0	[1]	0	[1]
Commitments to fund limited partnerships	64		64		78
Ordinary course of business lending commitments	60		44		9
Carrying value
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commercial mortgage loans	5,866		5,872		6,092
Restricted commercial mortgage loans	324		341		411
Other invested assets	419		380		786
Long-term borrowings	4,766		4,776	[2]	4,726	[2]
Non-recourse funding obligations	2,062		2,066	[2]	3,256	[2]
Borrowings related to securitization entities	258		274	[3]	348	[3]
Investment contracts	17,815		18,280		18,880
Commitments to fund limited partnerships	0		0		0
Ordinary course of business lending commitments	0		0		0
Fair value
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commercial mortgage loans	6,399		6,378		6,500
Restricted commercial mortgage loans	371		389		461
Other invested assets	431		389		795
Long-term borrowings	5,246		4,950	[2]	4,353	[2]
Non-recourse funding obligations	1,468		1,462	[2]	2,160	[2]
Borrowings related to securitization entities	285		303	[3]	375	[3]
Investment contracts	18,926		19,526		19,681
Commitments to fund limited partnerships	0		0		0
Ordinary course of business lending commitments	0		0		0
Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commercial mortgage loans	0		0		0
Restricted commercial mortgage loans	0		0		0
Other invested assets	0		0		0
Long-term borrowings	0		0	[2]	0	[2]
Non-recourse funding obligations	0		0	[2]	0	[2]
Borrowings related to securitization entities	0		0	[3]	0	[3]
Investment contracts	0		0		0
Commitments to fund limited partnerships	0		0		0
Ordinary course of business lending commitments	0		0		0
Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commercial mortgage loans	0		0		0
Restricted commercial mortgage loans	0		0		0
Other invested assets	307		265		658
Long-term borrowings	5,095		4,800	[2]	4,214	[2]
Non-recourse funding obligations	0		0	[2]	0	[2]
Borrowings related to securitization entities	223		238	[3]	287	[3]
Investment contracts	906		1,009		1,356
Commitments to fund limited partnerships	0		0		0
Ordinary course of business lending commitments	0		0		0
Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commercial mortgage loans	6,399		6,378		6,500
Restricted commercial mortgage loans	371		389		461
Other invested assets	124		124		137
Long-term borrowings	151		150	[2]	139	[2]
Non-recourse funding obligations	1,468		1,462	[2]	2,160	[2]
Borrowings related to securitization entities	62		65	[3]	88	[3]
Investment contracts	18,020		18,517		18,325
Commitments to fund limited partnerships	0		0		0
Ordinary course of business lending commitments	$ 0		$ 0		$ 0

[1]	These financial instruments do not have notional amounts.
[2]	See note 18 for additional information related to consolidated securitization entities.
[3]	See note 13 for additional information related to borrowings.

Fair Value of Financial Instruments - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Fair Value of Financial Instruments [Line Items]
Minimum impact on valuation of unobservable input on private fixed maturity securities	10.00%	10.00%
Period end valuation	0	0
GMWB non-performance risk impact	$ 77	$ 89	$ 109
Minimum
Fair Value of Financial Instruments [Line Items]
Percentage of changes in fair value of fixed maturity, equity and trading securities each month	10.00%	10.00%

Primary Sources Considered when Determining Fair Value of Each Class of Fixed Maturity Securities (Detail) (Fixed maturity securities, USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value	$ 61,082	$ 62,161	$ 58,295
U.S. government, agencies and government-sponsored enterprises
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	5,376	5,482	4,850
Internal models	5	9	13
Fair value	5,381	5,491	4,863
Tax-exempt
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	270	294	503
Fair value	270	294	503
Government - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	2,337	2,413	2,201
Internal models	8	9	10
Fair value	2,345	2,422	2,211
U.S. corporate
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	22,984	23,113	22,168
Broker quotes	176	121	250
Internal models	2,776	2,871	2,840
Fair value	25,936	26,105	25,258
Corporate - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	13,341	13,635	11,925
Broker quotes	155	75	78
Internal models	2,044	2,082	1,754
Fair value	15,540	15,792	13,757
Residential mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	5,812	5,924	5,600
Broker quotes	73	98	36
Internal models	57	59	59
Fair value	5,942	6,081	5,695
Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	3,030	3,298	3,361
Broker quotes	9	18	15
Internal models	17	17	24
Fair value	3,056	3,333	3,400
Other asset-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	1,659	1,776	2,328
Broker quotes	917	829	271
Internal models	36	38	9
Fair value	2,612	2,643	2,608
Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value	0	0	0
Level 1 | U.S. government, agencies and government-sponsored enterprises
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Internal models	0	0	0
Fair value	0	0	0
Level 1 | Tax-exempt
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Fair value	0	0	0
Level 1 | Government - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Internal models	0	0	0
Fair value	0	0	0
Level 1 | U.S. corporate
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	0	0	0
Internal models	0	0	0
Fair value	0	0	0
Level 1 | Corporate - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	0	0	0
Internal models	0	0	0
Fair value	0	0	0
Level 1 | Residential mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	0	0	0
Internal models	0	0	0
Fair value	0	0	0
Level 1 | Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	0	0	0
Internal models	0	0	0
Fair value	0	0	0
Level 1 | Other asset-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	0	0	0
Internal models	0	0	0
Fair value	0	0	0
Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value	55,348	56,421	54,072
Level 2 | U.S. government, agencies and government-sponsored enterprises
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	5,376	5,482	4,850
Internal models	0	0	0
Fair value	5,376	5,482	4,850
Level 2 | Tax-exempt
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	270	294	503
Fair value	270	294	503
Level 2 | Government - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	2,337	2,413	2,201
Internal models	0	0	0
Fair value	2,337	2,413	2,201
Level 2 | U.S. corporate
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	22,984	23,113	22,168
Broker quotes	0	0	0
Internal models	308	309	579
Fair value	23,292	23,422	22,747
Level 2 | Corporate - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	13,341	13,635	11,925
Broker quotes	0	0	0
Internal models	229	174	548
Fair value	13,570	13,809	12,473
Level 2 | Residential mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	5,812	5,924	5,600
Broker quotes	0	0	0
Internal models	0	0	0
Fair value	5,812	5,924	5,600
Level 2 | Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	3,030	3,298	3,361
Broker quotes	0	0	0
Internal models	0	0	0
Fair value	3,030	3,298	3,361
Level 2 | Other asset-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	1,659	1,776	2,328
Broker quotes	0	0	0
Internal models	2	3	9
Fair value	1,661	1,779	2,337
Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value	5,734	5,740	4,223
Level 3 | U.S. government, agencies and government-sponsored enterprises
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Internal models	5	9	13
Fair value	5	9	13
Level 3 | Tax-exempt
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Fair value	0	0	0
Level 3 | Government - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Internal models	8	9	10
Fair value	8	9	10
Level 3 | U.S. corporate
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	176	121	250
Internal models	2,468	2,562	2,261
Fair value	2,644	2,683	2,511
Level 3 | Corporate - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	155	75	78
Internal models	1,815	1,908	1,206
Fair value	1,970	1,983	1,284
Level 3 | Residential mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	73	98	36
Internal models	57	59	59
Fair value	130	157	95
Level 3 | Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	9	18	15
Internal models	17	17	24
Fair value	26	35	39
Level 3 | Other asset-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	917	829	271
Internal models	34	35	0
Fair value	$ 951	$ 864	$ 271

Primary Sources Considered when Determining Fair Value of Equity Securities (Detail) (Equity securities, USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	$ 398	$ 419	$ 261
Broker quotes	3	3	6
Internal models	89	96	92
Fair value	490	518	359
Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	395	417	259
Broker quotes	0	0	0
Internal models	0	0	0
Fair value	395	417	259
Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	3	2	2
Broker quotes	0	0	0
Internal models	0	0	0
Fair value	3	2	2
Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	3	3	6
Internal models	89	96	92
Fair value	$ 92	$ 99	$ 98

Primary Sources Considered when Determining Fair Value of Trading Securities (Detail) (Trading securities, USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	$ 401	$ 480	$ 524
Broker quotes	67	76	264
Fair value	468	556	788
Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	0	0	0
Fair value	0	0	0
Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	401	480	524
Broker quotes	0	0	0
Fair value	401	480	524
Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Pricing services	0	0	0
Broker quotes	67	76	264
Fair value	$ 67	$ 76	$ 264

Assets and Liabilities that are Measured at Fair Value on Recurring Basis (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	$ 61,082		$ 62,161		$ 58,295
Available-for-sale equity securities	490		518		359
Trading securities	468		556		788
Securities lending collateral	183		187		406
Derivatives counterparty collateral	209		261		323
Total other invested assets	1,797		2,153		3,002
Restricted other invested assets related to securitization entities	399		393	[1]	376	[1]
Other assets	10	[2]	9	[2]	29	[3]
Reinsurance recoverable	6	[4]	10	[4]	16	[4]
Separate account assets	10,140		9,937		10,122
Total assets	73,924		75,181		72,199
Policyholder account balances	306		377		496
Borrowings related to securitization entities	71		62	[1]	48	[1]
Total liabilities	874		992		1,242
GMWB embedded derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Policyholder account balances	272	[5]	350	[5]	492	[5]
Fixed index annuity embedded derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Policyholder account balances	34		27		4
Fixed maturity securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	61,082		62,161		58,295
Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	5,381		5,491		4,863
Fixed maturity securities | Tax-exempt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	270		294		503
Fixed maturity securities | Government - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	2,345		2,422		2,211
Fixed maturity securities | U.S. corporate
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	25,936		26,105		25,258
Fixed maturity securities | Corporate - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	15,540		15,792		13,757
Fixed maturity securities | Residential mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	5,942		6,081		5,695
Fixed maturity securities | Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	3,056		3,333		3,400
Fixed maturity securities | Other asset-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	2,612		2,643		2,608
Derivative assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	937		1,149		1,485
Derivative assets | Interest rate swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	864		1,029		1,350
Derivative assets | Foreign currency swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	9		34		32
Derivative assets | Credit default swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	7		8		1
Derivative assets | Equity index options
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	17		25		39
Derivative assets | Forward bond purchase commitments
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	39		53		47
Derivative assets | Equity return swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	1				7
Derivative assets | Other foreign currency contracts
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets					9
Derivative liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	497		553		698
Derivative liabilities | Interest rate swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	272		307		376
Derivative liabilities | Foreign currency swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	8		1
Derivative liabilities | Credit default swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	1		1		59
Derivative liabilities | Equity index options
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	1
Derivative liabilities | Interest rate swaps related to securitization entities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	23		27	[1]	28	[1]
Derivative liabilities | Inflation indexed swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	95		105		43
Derivative liabilities | Credit default swaps related to securitization entities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	97		104	[1]	177	[1]
Derivative liabilities | Equity return swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities			8		4
Derivative liabilities | Other foreign currency contracts
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities					11
Level 1
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale equity securities	395		417		259
Trading securities	0		0		0
Securities lending collateral	0		0		0
Derivatives counterparty collateral	0		0		0
Total other invested assets	0		0		0
Restricted other invested assets related to securitization entities	0		0	[1]	0	[1]
Other assets	0	[2]	0	[2]	0	[3]
Reinsurance recoverable	0	[4]	0	[4]	0	[4]
Separate account assets	10,140		9,937		10,122
Total assets	10,535		10,354		10,381
Policyholder account balances	0		0		0
Borrowings related to securitization entities	0		0	[1]	0	[1]
Total liabilities	0		0		0
Level 1 | GMWB embedded derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Policyholder account balances	0	[5]	0	[5]	0	[5]
Level 1 | Fixed index annuity embedded derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Policyholder account balances	0		0		0
Level 1 | Fixed maturity securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 1 | Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 1 | Fixed maturity securities | Tax-exempt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 1 | Fixed maturity securities | Government - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 1 | Fixed maturity securities | U.S. corporate
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 1 | Fixed maturity securities | Corporate - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 1 | Fixed maturity securities | Residential mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 1 | Fixed maturity securities | Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 1 | Fixed maturity securities | Other asset-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 1 | Derivative assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		0		0
Level 1 | Derivative assets | Interest rate swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		0		0
Level 1 | Derivative assets | Foreign currency swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		0		0
Level 1 | Derivative assets | Credit default swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		0		0
Level 1 | Derivative assets | Equity index options
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		0		0
Level 1 | Derivative assets | Forward bond purchase commitments
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		0		0
Level 1 | Derivative assets | Equity return swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0				0
Level 1 | Derivative assets | Other foreign currency contracts
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets					0
Level 1 | Derivative liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0		0
Level 1 | Derivative liabilities | Interest rate swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0		0
Level 1 | Derivative liabilities | Foreign currency swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0
Level 1 | Derivative liabilities | Credit default swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0		0
Level 1 | Derivative liabilities | Equity index options
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0
Level 1 | Derivative liabilities | Interest rate swaps related to securitization entities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0	[1]	0	[1]
Level 1 | Derivative liabilities | Inflation indexed swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0		0
Level 1 | Derivative liabilities | Credit default swaps related to securitization entities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0	[1]	0	[1]
Level 1 | Derivative liabilities | Equity return swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities			0		0
Level 1 | Derivative liabilities | Other foreign currency contracts
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities					0
Level 2
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale equity securities	3		2		2
Trading securities	401		480		524
Securities lending collateral	183		187		406
Derivatives counterparty collateral	209		261		323
Total other invested assets	1,705		2,043		2,685
Restricted other invested assets related to securitization entities	200		199	[1]	200	[1]
Other assets	0	[2]	0	[2]	29	[3]
Reinsurance recoverable	0	[4]	0	[4]	0	[4]
Separate account assets	0		0		0
Total assets	57,256		58,665		56,988
Policyholder account balances	0		0		0
Borrowings related to securitization entities	0		0	[1]	0	[1]
Total liabilities	399		448		464
Level 2 | GMWB embedded derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Policyholder account balances	0	[5]	0	[5]	0	[5]
Level 2 | Fixed index annuity embedded derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Policyholder account balances	0		0		0
Level 2 | Fixed maturity securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	55,348		56,421		54,072
Level 2 | Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	5,376		5,482		4,850
Level 2 | Fixed maturity securities | Tax-exempt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	270		294		503
Level 2 | Fixed maturity securities | Government - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	2,337		2,413		2,201
Level 2 | Fixed maturity securities | U.S. corporate
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	23,292		23,422		22,747
Level 2 | Fixed maturity securities | Corporate - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	13,570		13,809		12,473
Level 2 | Fixed maturity securities | Residential mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	5,812		5,924		5,600
Level 2 | Fixed maturity securities | Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	3,030		3,298		3,361
Level 2 | Fixed maturity securities | Other asset-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	1,661		1,779		2,337
Level 2 | Derivative assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	912		1,115		1,432
Level 2 | Derivative assets | Interest rate swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	863		1,027		1,345
Level 2 | Derivative assets | Foreign currency swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	9		34		32
Level 2 | Derivative assets | Credit default swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		1		1
Level 2 | Derivative assets | Equity index options
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		0		0
Level 2 | Derivative assets | Forward bond purchase commitments
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	39		53		47
Level 2 | Derivative assets | Equity return swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	1				7
Level 2 | Derivative assets | Other foreign currency contracts
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets					0
Level 2 | Derivative liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	399		448		464
Level 2 | Derivative liabilities | Interest rate swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	272		307		376
Level 2 | Derivative liabilities | Foreign currency swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	8		1
Level 2 | Derivative liabilities | Credit default swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	1		0		2
Level 2 | Derivative liabilities | Equity index options
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0
Level 2 | Derivative liabilities | Interest rate swaps related to securitization entities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	23		27	[1]	28	[1]
Level 2 | Derivative liabilities | Inflation indexed swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	95		105		43
Level 2 | Derivative liabilities | Credit default swaps related to securitization entities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0	[1]	0	[1]
Level 2 | Derivative liabilities | Equity return swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities			8		4
Level 2 | Derivative liabilities | Other foreign currency contracts
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities					11
Level 3
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale equity securities	92		99		98
Trading securities	67		76		264
Securities lending collateral	0		0		0
Derivatives counterparty collateral	0		0		0
Total other invested assets	92		110		317
Restricted other invested assets related to securitization entities	199		194	[1]	176	[1]
Other assets	10	[2]	9	[2]	0	[3]
Reinsurance recoverable	6	[4]	10	[4]	16	[4]
Separate account assets	0		0		0
Total assets	6,133		6,162		4,830
Policyholder account balances	306		377		496
Borrowings related to securitization entities	71		62	[1]	48	[1]
Total liabilities	475		544		778
Level 3 | GMWB embedded derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Policyholder account balances	272	[5]	350	[5]	492	[5]
Level 3 | Fixed index annuity embedded derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Policyholder account balances	34		27		4
Level 3 | Fixed maturity securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	5,734		5,740		4,223
Level 3 | Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	5		9		13
Level 3 | Fixed maturity securities | Tax-exempt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	0		0		0
Level 3 | Fixed maturity securities | Government - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	8		9		10
Level 3 | Fixed maturity securities | U.S. corporate
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	2,644		2,683		2,511
Level 3 | Fixed maturity securities | Corporate - non-U.S.
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	1,970		1,983		1,284
Level 3 | Fixed maturity securities | Residential mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	130		157		95
Level 3 | Fixed maturity securities | Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	26		35		39
Level 3 | Fixed maturity securities | Other asset-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale debt securities	951		864		271
Level 3 | Derivative assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	25		34		53
Level 3 | Derivative assets | Interest rate swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	1		2		5
Level 3 | Derivative assets | Foreign currency swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		0		0
Level 3 | Derivative assets | Credit default swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	7		7		0
Level 3 | Derivative assets | Equity index options
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	17		25		39
Level 3 | Derivative assets | Forward bond purchase commitments
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0		0		0
Level 3 | Derivative assets | Equity return swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets	0				0
Level 3 | Derivative assets | Other foreign currency contracts
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Assets					9
Level 3 | Derivative liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	98		105		234
Level 3 | Derivative liabilities | Interest rate swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0		0
Level 3 | Derivative liabilities | Foreign currency swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0
Level 3 | Derivative liabilities | Credit default swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		1		57
Level 3 | Derivative liabilities | Equity index options
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	1
Level 3 | Derivative liabilities | Interest rate swaps related to securitization entities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0	[1]	0	[1]
Level 3 | Derivative liabilities | Inflation indexed swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	0		0		0
Level 3 | Derivative liabilities | Credit default swaps related to securitization entities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities	97		104	[1]	177	[1]
Level 3 | Derivative liabilities | Equity return swaps
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities			0		0
Level 3 | Derivative liabilities | Other foreign currency contracts
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative Liabilities					$ 0

[1]	See note 18 for additional information related to consolidated securitization entities.
[2]	Represents contingent receivables associated with recent business dispositions.
[3]	Represents embedded derivatives associated with certain reinsurance agreements.
[4]	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
[5]	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

Assets Measured at Fair Value on Recurring Basis and Utilized Significant Unobservable (Level 3) Inputs to Determine Fair Value (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	$ 6,162		$ 4,830		$ 4,830		$ 2,567		$ 8,319
Total realized and unrealized gains (losses), Included in net income (loss)	(9)		(38)		(38)		(13)		(79)
Total realized and unrealized gains (losses), Included in OCI	37		34		272		75		121
Purchases	181		200		978		310
Purchases, sales, issuances and settlements, net									(12)
Sales	(159)		(40)		(395)		(174)
Issuances	1		1		19		3
Settlements	(135)		(67)		(672)		(278)
Transfer into Level 3	153		608		1,908		3,011		2,107
Transfer out of Level 3	(98)		(330)		(740)		(671)		(7,889)	[1]
Ending balance	6,133		5,198		6,162		4,830		2,567
Total gains (losses) included in net income (loss) attributable to assets still held	(13)		(33)		(19)		(14)		(95)
Restricted other invested assets related to securitization entities
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	194	[2]	176	[2]	176	[2]	171	[2],[3]	0	[3]
Total realized and unrealized gains (losses), Included in net income (loss)	5		5		18	[2]	5	[2]	(3)	[3]
Total realized and unrealized gains (losses), Included in OCI	0		0		0	[2]	0	[2]	0	[3]
Purchases	0		0		100	[2]	0	[2]
Purchases, sales, issuances and settlements, net									0	[3]
Sales	0		0		(100)	[2]	0	[2]
Issuances	0		0		0	[2]	0	[2]
Settlements	0		0		0	[2]	0	[2]
Transfer into Level 3	0		0		0	[2]	0	[2]	174	[3]
Transfer out of Level 3	0		0		0	[2]	0	[2]	0	[1],[3]
Ending balance	199		181		194	[2]	176	[2]	171	[2],[3]
Total gains (losses) included in net income (loss) attributable to assets still held	5		5		13	[2]	5	[2]	(6)	[3]
Other assets
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	9	[4]	0	[4]	0	[4]
Total realized and unrealized gains (losses), Included in net income (loss)	1	[4]			(7)	[4]
Total realized and unrealized gains (losses), Included in OCI	0	[4]			0	[4]
Purchases	0	[4]			0	[4]
Sales	0	[4]			0	[4]
Issuances	0	[4]			16	[4]
Settlements	0	[4]			0	[4]
Transfer into Level 3	0	[4]			0	[4]
Transfer out of Level 3	0	[4]			0	[4]
Ending balance	10	[4]			9	[4]
Total gains (losses) included in net income (loss) attributable to assets still held	1	[4]			(7)	[4]
Reinsurance recoverable
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	10	[5]	16	[5]	16	[5]	(5)	[5]	(5)	[5]
Total realized and unrealized gains (losses), Included in net income (loss)	(5)	[5]	(11)	[5]	(9)	[5]	18	[5]	(3)	[5]
Total realized and unrealized gains (losses), Included in OCI	0	[5]	0	[5]	0	[5]	0	[5]	0	[5]
Purchases	0	[5]	0	[5]	0	[5]	0	[5]
Purchases, sales, issuances and settlements, net									3	[5]
Sales	0	[5]	0	[5]	0	[5]	0	[5]
Issuances	1	[5]	1	[5]	3	[5]	3	[5]
Settlements	0	[5]	0	[5]	0	[5]	0	[5]
Transfer into Level 3	0	[5]	0	[5]	0	[5]	0	[5]	0	[5]
Transfer out of Level 3	0	[5]	0	[5]	0	[5]	0	[5]	0	[1],[5]
Ending balance	6	[5]	6	[5]	10	[5]	16	[5]	(5)	[5]
Total gains (losses) included in net income (loss) attributable to assets still held	(5)	[5]	(11)	[5]	(9)	[5]	18	[5]	(3)	[5]
Fixed maturity securities
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	5,740		4,223		4,223		1,941		8,060
Total realized and unrealized gains (losses), Included in net income (loss)	(1)		3		4		(37)		(28)
Total realized and unrealized gains (losses), Included in OCI	37		36		274		74		121
Purchases	174		159		786		227
Purchases, sales, issuances and settlements, net									17
Sales	(141)		(38)		(215)		(120)
Issuances	0		0		0		0
Settlements	(130)		(58)		(528)		(202)
Transfer into Level 3	153		608		1,904		3,011		1,600
Transfer out of Level 3	(98)		(330)		(708)		(671)		(7,829)	[1]
Ending balance	5,734		4,603		5,740		4,223		1,941
Total gains (losses) included in net income (loss) attributable to assets still held	(3)		5		10		(37)		(30)
Fixed maturity securities | U.S. government, agencies and government-sponsored enterprises
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	9		13		13		11		16
Total realized and unrealized gains (losses), Included in net income (loss)	0		0		0		0		0
Total realized and unrealized gains (losses), Included in OCI	0		0		0		0		0
Purchases	0		0		0		0
Purchases, sales, issuances and settlements, net									(2)
Sales	0		0		0		0
Issuances	0		0		0		0
Settlements	(4)		0		0		0
Transfer into Level 3	0		0		9		24		17
Transfer out of Level 3	0		(12)		(13)		(22)		(20)	[1]
Ending balance	5		1		9		13		11
Total gains (losses) included in net income (loss) attributable to assets still held	0		0		0		0		0
Fixed maturity securities | Government - non-U.S.
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	9		10		10		1		7
Total realized and unrealized gains (losses), Included in net income (loss)	0		0		0		0		0
Total realized and unrealized gains (losses), Included in OCI	0		0		0		0		2
Purchases	0		0		0		0
Purchases, sales, issuances and settlements, net									0
Sales	0		0		0		0
Issuances	0		0		0		0
Settlements	(1)		(1)		(1)		0
Transfer into Level 3	0		0		0		9		16
Transfer out of Level 3	0		0		0		0		(24)	[1]
Ending balance	8		9		9		10		1
Total gains (losses) included in net income (loss) attributable to assets still held	0		0		0		0		0
Fixed maturity securities | U.S. corporate
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	2,683	[6],[7]	2,511	[7],[8],[9]	2,511	[7],[8],[9]	1,100	[6],[8]	1,073	[6]
Total realized and unrealized gains (losses), Included in net income (loss)	2	[6]	1	[9]	12	[7]	(8)	[8]	21	[6]
Total realized and unrealized gains (losses), Included in OCI	18	[6]	11	[9]	118	[7]	72	[8]	33	[6]
Purchases	56	[6]	30	[9]	147	[7]	113	[8]
Purchases, sales, issuances and settlements, net									0	[6]
Sales	(97)	[6]	(18)	[9]	(122)	[7]	(25)	[8]
Issuances	0	[6]	0	[9]	0	[7]	0	[8]
Settlements	(51)	[6]	(10)	[9]	(214)	[7]	(105)	[8]
Transfer into Level 3	62	[6]	149	[9]	726	[7]	1,790	[8]	870	[6]
Transfer out of Level 3	(29)	[6]	(244)	[9]	(495)	[7]	(426)	[8]	(897)	[1],[6]
Ending balance	2,644	[6]	2,430	[9]	2,683	[6],[7]	2,511	[7],[8],[9]	1,100	[6],[8]
Total gains (losses) included in net income (loss) attributable to assets still held	(1)	[6]	4	[9]	14	[7]	(8)	[8]	16	[6]
Fixed maturity securities | Corporate - non-U.S.
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	1,983	[6],[7]	1,284	[7],[8],[9]	1,284	[7],[8],[9]	368	[6],[8]	504	[6]
Total realized and unrealized gains (losses), Included in net income (loss)	1	[6]	2	[9]	3	[7]	(26)	[8]	(20)	[6]
Total realized and unrealized gains (losses), Included in OCI	9	[6]	13	[9]	92	[7]	11	[8]	15	[6]
Purchases	53	[6]	59	[9]	269	[7]	103	[8]
Purchases, sales, issuances and settlements, net									22	[6]
Sales	0	[6]	0	[9]	(29)	[7]	(71)	[8]
Issuances	0	[6]	0	[9]	0	[7]	0	[8]
Settlements	(23)	[6]	(28)	[9]	(186)	[7]	(13)	[8]
Transfer into Level 3	0	[6]	353	[9]	711	[7]	1,132	[8]	489	[6]
Transfer out of Level 3	(53)	[6]	(74)	[9]	(161)	[7]	(220)	[8]	(642)	[1],[6]
Ending balance	1,970	[6]	1,609	[9]	1,983	[6],[7]	1,284	[7],[8],[9]	368	[6],[8]
Total gains (losses) included in net income (loss) attributable to assets still held	1	[6]	1	[9]	2	[7]	(26)	[8]	(22)	[6]
Fixed maturity securities | Residential mortgage-backed
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	157	[7]	95	[7]	95	[7]	143		1,481
Total realized and unrealized gains (losses), Included in net income (loss)	(1)		0		(7)	[7]	(1)		0
Total realized and unrealized gains (losses), Included in OCI	1		3		14	[7]	(11)		8
Purchases	0		0		20	[7]	3
Purchases, sales, issuances and settlements, net									86
Sales	0		0		(17)	[7]	(15)
Issuances	0		0		0	[7]	0
Settlements	(11)		(5)		(31)	[7]	(30)
Transfer into Level 3	0		2		86	[7]	9		79
Transfer out of Level 3	(16)		0		(3)	[7]	(3)		(1,511)	[1]
Ending balance	130		95		157	[7]	95	[7]	143
Total gains (losses) included in net income (loss) attributable to assets still held	(1)		0		(7)	[7]	(1)		0
Fixed maturity securities | Commercial mortgage-backed
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	35		39		39		50		3,558
Total realized and unrealized gains (losses), Included in net income (loss)	(2)		0		(2)		(2)		(5)
Total realized and unrealized gains (losses), Included in OCI	(2)		2		5		2		24
Purchases	0		0		0		0
Purchases, sales, issuances and settlements, net									(79)
Sales	0		0		(1)		(1)
Issuances	0		0		0		0
Settlements	(10)		(1)		(2)		(11)
Transfer into Level 3	5		0		3		1		21
Transfer out of Level 3	0		0		(7)		0		(3,469)	[1]
Ending balance	26		40		35		39		50
Total gains (losses) included in net income (loss) attributable to assets still held	(2)		0		(1)		(2)		0
Fixed maturity securities | Other asset-backed
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	864	[7]	271	[7]	271	[7]	268	[10]	1,419	[10]
Total realized and unrealized gains (losses), Included in net income (loss)	(1)		0		(2)	[7]	0		(24)	[10]
Total realized and unrealized gains (losses), Included in OCI	11		7		45	[7]	0		39	[10]
Purchases	65		70		350	[7]	8
Purchases, sales, issuances and settlements, net									(10)	[10]
Sales	(44)		(20)		(46)	[7]	(8)
Issuances	0		0		0	[7]	0
Settlements	(30)		(13)		(94)	[7]	(43)
Transfer into Level 3	86		104		369	[7]	46		108	[10]
Transfer out of Level 3	0		0		(29)	[7]	0		(1,264)	[1],[10]
Ending balance	951		419		864	[7]	271	[7]	268	[10]
Total gains (losses) included in net income (loss) attributable to assets still held	0		0		2	[7]	0		(24)	[10]
Fixed maturity securities | Tax-exempt
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance									2
Total realized and unrealized gains (losses), Included in net income (loss)									0
Total realized and unrealized gains (losses), Included in OCI									0
Purchases, sales, issuances and settlements, net									0
Transfer into Level 3									0
Transfer out of Level 3									(2)	[1]
Ending balance									0
Total gains (losses) included in net income (loss) attributable to assets still held									0
Equity securities
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	99		98		98		87		9
Total realized and unrealized gains (losses), Included in net income (loss)	0		1		1		1		11
Total realized and unrealized gains (losses), Included in OCI	0		(2)		(2)		1		0
Purchases	0		0		10		24
Purchases, sales, issuances and settlements, net									7
Sales	(7)		(2)		(8)		(13)
Issuances	0		0		0		0
Settlements	0		0		0		(2)
Transfer into Level 3	0		0		0		0		120
Transfer out of Level 3	0		0		0		0		(60)	[1]
Ending balance	92		95		99		98		87
Total gains (losses) included in net income (loss) attributable to assets still held	0		0		0		0		0
Other invested assets
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	110		317		317		373		255
Total realized and unrealized gains (losses), Included in net income (loss)	(9)		(36)		(45)		0		(56)
Total realized and unrealized gains (losses), Included in OCI	0		0		0		0		0
Purchases	7		41		82		59
Purchases, sales, issuances and settlements, net									(39)
Sales	(11)		0		(72)		(41)
Issuances	0		0		0		0
Settlements	(5)		(9)		(144)		(74)
Transfer into Level 3	0		0		4		0		213
Transfer out of Level 3	0		0		(32)		0		0	[1]
Ending balance	92		313		110		317		373
Total gains (losses) included in net income (loss) attributable to assets still held	(11)		(32)		(26)		0		(56)
Other invested assets | Derivative assets
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	34		53		53		44		110
Total realized and unrealized gains (losses), Included in net income (loss)	(12)		(41)		(58)		1		(68)
Total realized and unrealized gains (losses), Included in OCI	0		0		0		0		0
Purchases	7		17		58		54
Purchases, sales, issuances and settlements, net									2
Sales	0		0		0		0
Issuances	0		0		0		0
Settlements	(4)		(2)		(19)		(46)
Transfer into Level 3	0		0		0		0		0
Transfer out of Level 3	0		0		0		0		0	[1]
Ending balance	25		27		34		53		44
Total gains (losses) included in net income (loss) attributable to assets still held	(13)		(37)		(41)		1		(68)
Other invested assets | Trading securities
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	76		264		264		329	[10]	145	[10]
Total realized and unrealized gains (losses), Included in net income (loss)	3		5		13		(1)		12	[10]
Total realized and unrealized gains (losses), Included in OCI	0		0		0		0		0	[10]
Purchases	0		24		24		5
Purchases, sales, issuances and settlements, net									(41)	[10]
Sales	(11)		0		(72)		(41)
Issuances	0		0		0		0
Settlements	(1)		(7)		(125)		(28)
Transfer into Level 3	0		0		4		0		213	[10]
Transfer out of Level 3	0		0		(32)		0		0	[1],[10]
Ending balance	67		286		76		264		329	[10]
Total gains (losses) included in net income (loss) attributable to assets still held	2		5		15		(1)		12	[10]
Other invested assets | Interest rate swaps | Derivative assets
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	2		5		5		5		3
Total realized and unrealized gains (losses), Included in net income (loss)	0		0		0		1		2
Total realized and unrealized gains (losses), Included in OCI	0		0		0		0		0
Purchases	0		0		0		0
Purchases, sales, issuances and settlements, net									0
Sales	0		0		0		0
Issuances	0		0		0		0
Settlements	(1)		(1)		(3)		(1)
Transfer into Level 3	0		0		0		0		0
Transfer out of Level 3	0		0		0		0		0	[1]
Ending balance	1		4		2		5		5
Total gains (losses) included in net income (loss) attributable to assets still held	0		0		0		1		2
Other invested assets | Credit default swaps | Derivative assets
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	7		0		0		6		6
Total realized and unrealized gains (losses), Included in net income (loss)	3		4		12		(6)		0
Total realized and unrealized gains (losses), Included in OCI	0		0		0		0		0
Purchases	0		0		0		0
Purchases, sales, issuances and settlements, net									0
Sales	0		0		0		0
Issuances	0		0		0		0
Settlements	(3)		(1)		(5)		0
Transfer into Level 3	0		0		0		0		0
Transfer out of Level 3	0		0		0		0		0	[1]
Ending balance	7		3		7		0		6
Total gains (losses) included in net income (loss) attributable to assets still held	2		4		12		(6)		0
Other invested assets | Equity index options | Derivative assets
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	25		39		39		33		39
Total realized and unrealized gains (losses), Included in net income (loss)	(15)		(35)		(59)		7		(73)
Total realized and unrealized gains (losses), Included in OCI	0		0		0		0		0
Purchases	7		14		55		44
Purchases, sales, issuances and settlements, net									67
Sales	0		0		0		0
Issuances	0		0		0		0
Settlements	0		0		(10)		(45)
Transfer into Level 3	0		0		0		0		0
Transfer out of Level 3	0		0		0		0		0	[1]
Ending balance	17		18		25		39		33
Total gains (losses) included in net income (loss) attributable to assets still held	(15)		(31)		(42)		7		(73)
Other invested assets | Other foreign currency contracts | Derivative assets
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance			9		9		0		8
Total realized and unrealized gains (losses), Included in net income (loss)			(10)		(11)		(1)		(8)
Total realized and unrealized gains (losses), Included in OCI			0		0		0		0
Purchases			3		3		10
Purchases, sales, issuances and settlements, net									0
Sales			0		0		0
Issuances			0		0		0
Settlements			0		(1)		0
Transfer into Level 3			0		0		0		0
Transfer out of Level 3			0		0		0		0	[1]
Ending balance			2		0		9		0
Total gains (losses) included in net income (loss) attributable to assets still held			(10)		(11)		(1)		(8)
Other invested assets | Interest rate swaptions | Derivative assets
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance									54
Total realized and unrealized gains (losses), Included in net income (loss)									11
Total realized and unrealized gains (losses), Included in OCI									0
Purchases, sales, issuances and settlements, net									(65)
Transfer into Level 3									0
Transfer out of Level 3									0	[1]
Ending balance									0
Total gains (losses) included in net income (loss) attributable to assets still held									$ 11

[1]	During 2010, primary market issuance and secondary market activity for commercial and non-agency residential mortgage-backed and other asset-backed securities increased the market observable inputs used to establish fair values for similar securities. These factors, along with more consistent pricing from third-party sources, resulted in our conclusion that there is sufficient trading activity in similar instruments to support classifying certain mortgage-backed and asset-backed securities as Level 2.
[2]	See note 18 for additional information related to consolidated securitization entities.
[3]	Relates to the consolidation of certain securitization entities as of January 1, 2010. See note 18 for additional information related to consolidated securitization entities.
[4]	Represents contingent receivables associated with recent business dispositions.
[5]	Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
[6]	The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate-non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.
[7]	The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate-non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out. During the second quarter of 2012, we began classifying private securities without an external rating as Level 3, which resulted in a significant number of securities being transferred into Level 3. The transfers into Level 3 for structured securities primarily related to securities that were recently purchased and initially classified as Level 2 based on market data that existed at the time of purchase and subsequent valuation included significant unobservable inputs.
[8]	The majority of the transfers into Level 3 during the fourth quarter of 2011 related to a reclassification of certain private securities valued using internal models which previously had not been identified as having significant unobservable inputs. Prior to the fourth quarter of 2011, these securities had been misclassified as Level 2. The remaining transfers into and out of Level 3 were primarily related to private fixed rate U.S. and non-U.S. corporate securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.
[9]	The transfers into and out of Level 3 were primarily related to private fixed rate U.S. and non-U.S. corporate securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.
[10]	Transfers into trading securities were offset by transfers out of other asset-backed securities and were driven primarily by the adoption of new accounting guidance related to embedded credit derivatives.

Gains and Losses Included in Net Income from Assets and Liabilities Recorded at Fair Value (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair value of financial instruments [Abstract]
Total realized and unrealized gains (losses) included in net income (loss), assets, net investment income	$ 9	$ 16	$ 32	$ 24	$ 36
Total realized and unrealized gains (losses) included in net income (loss), assets, net investment gains (losses)	(18)	(54)	(70)	(37)	(115)
Total realized and unrealized gains (losses) included in net income (loss), assets	(9)	(38)	(38)	(13)	(79)
Total gains (losses) included in net income (loss) attributable to assets still held, assets, net investment income	7	15	25	25	20
Total gains (losses) included in net income (loss) attributable to assets still held, assets, net investment gains (losses)	(20)	(48)	(44)	(39)	(115)
Total gains (losses) included in net income (loss) attributable to assets still held, assets	(13)	(33)	(19)	(14)	(95)
Total realized and unrealized (gains) losses included in net (income) loss, liabilities, net investment income	0	0	0	0	0
Total realized and unrealized (gains) losses included in net (income) loss, liabilities, net investment (gains) losses	(83)	(272)	(283)	426	(122)
Total realized and unrealized (gains) losses included in net (income) loss, liabilities	(83)	(272)	(283)	426	(122)
Total (gains) losses included in net (income) loss attributable to liabilities still held, liabilities, net investment income	0	0	0	0	0
Total (gains) losses included in net (income) loss attributable to liabilities still held, liabilities, net investment (gains) losses	(79)	(268)	(276)	431	(119)
Total (gains) losses included in net (income) loss attributable to liabilities still held, liabilities	$ (79)	$ (268)	$ (276)	$ 431	$ (119)

Liabilities Measured at Fair Value on Recurring Basis and Utilized Significant Unobservable (Level 3) Inputs to Determine Fair Value (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	$ 544		$ 778		$ 778		$ 316		$ 249
Total realized and unrealized (gains) losses included in net (income) loss	(83)		(272)		(283)		426		(122)
Total realized and unrealized (gains) losses included in OCI	0		0		0		0		0
Purchases	1		3		5		3
Purchases sales, issuances and settlements, net									8
Sales	0		0		0		0
Issuances	13		9		59		37
Settlements	0		0		(15)		(4)
Transfer into Level 3	0		0		0		0		181
Transfer out of Level 3	0		0		0		0		0
Ending balance	475		518		544		778		316
Total (gains) losses included in net (income) loss attributable to liabilities still held	(79)		(268)		(276)		431		(119)
Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	105		234		234
Total realized and unrealized (gains) losses included in net (income) loss	(8)		(67)
Total realized and unrealized (gains) losses included in OCI	0		0
Purchases	1		3
Sales	0		0
Issuances	0		0
Settlements	0		0
Transfer into Level 3	0		0
Transfer out of Level 3	0		0
Ending balance	98		170
Total (gains) losses included in net (income) loss attributable to liabilities still held	(8)		(67)
Policyholder account balances
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	377		496		496		126		178
Total realized and unrealized (gains) losses included in net (income) loss	(84)		(212)		(178)		333		(88)
Total realized and unrealized (gains) losses included in OCI	0		0		0		0		0
Purchases	0		0		0		0
Purchases sales, issuances and settlements, net									36
Sales	0		0		0		0
Issuances	13		9		59		37
Settlements	0		0		0		0
Transfer into Level 3	0		0		0		0		0
Transfer out of Level 3	0		0		0		0		0
Ending balance	306		293		377		496		126
Total (gains) losses included in net (income) loss attributable to liabilities still held	(80)		(208)		(174)		337		(85)
Policyholder account balances | GMWB embedded derivatives
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	350	[1]	492	[1]	492	[1]	121	[1]	175	[1]
Total realized and unrealized (gains) losses included in net (income) loss	(87)	[1]	(214)	[1]	(179)	[1]	334	[1]	(90)	[1]
Total realized and unrealized (gains) losses included in OCI	0	[1]	0	[1]	0	[1]	0	[1]	0	[1]
Purchases	0	[1]	0	[1]	0	[1]	0	[1]
Purchases sales, issuances and settlements, net									36	[1]
Sales	0	[1]	0	[1]	0	[1]	0	[1]
Issuances	9	[1]	9	[1]	37	[1]	37	[1]
Settlements	0	[1]	0	[1]	0	[1]	0	[1]
Transfer into Level 3	0	[1]	0	[1]	0	[1]	0	[1]	0	[1]
Transfer out of Level 3	0	[1]	0	[1]	0	[1]	0	[1]	0	[1]
Ending balance	272	[1]	287	[1]	350	[1]	492	[1]	121	[1]
Total (gains) losses included in net (income) loss attributable to liabilities still held	(83)	[1]	(210)	[1]	(175)	[1]	338	[1]	(87)	[1]
Policyholder account balances | Fixed index annuity embedded derivatives
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	27		4		4		5		3
Total realized and unrealized (gains) losses included in net (income) loss	3		2		1		(1)		2
Total realized and unrealized (gains) losses included in OCI	0		0		0		0		0
Purchases	0		0		0		0
Purchases sales, issuances and settlements, net									0
Sales	0		0		0		0
Issuances	4		0		22		0
Settlements	0		0		0		0
Transfer into Level 3	0		0		0		0		0
Transfer out of Level 3	0		0		0		0		0
Ending balance	34		6		27		4		5
Total (gains) losses included in net (income) loss attributable to liabilities still held	3		2		1		(1)		2
Credit default swaps | Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	1		57		57
Total realized and unrealized (gains) losses included in net (income) loss	(1)		(36)
Total realized and unrealized (gains) losses included in OCI	0		0
Purchases	0		2
Sales	0		0
Issuances	0		0
Settlements	0		0
Transfer into Level 3	0		0
Transfer out of Level 3	0		0
Ending balance	0		23
Total (gains) losses included in net (income) loss attributable to liabilities still held	(1)		(36)
Credit default swaps related to securitization entities | Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	104		177		177
Total realized and unrealized (gains) losses included in net (income) loss	(8)		(31)
Total realized and unrealized (gains) losses included in OCI	0		0
Purchases	1		1
Sales	0		0
Issuances	0		0
Settlements	0		0
Transfer into Level 3	0		0
Transfer out of Level 3	0		0
Ending balance	97		147
Total (gains) losses included in net (income) loss attributable to liabilities still held	(8)		(31)
Equity index options | Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	0
Total realized and unrealized (gains) losses included in net (income) loss	1
Total realized and unrealized (gains) losses included in OCI	0
Purchases	0
Sales	0
Issuances	0
Settlements	0
Transfer into Level 3	0
Transfer out of Level 3	0
Ending balance	1
Total (gains) losses included in net (income) loss attributable to liabilities still held	1
Borrowings related to securitization entities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	62	[2]	48	[2]	48	[2]	51	[2],[3]	0	[3]
Total realized and unrealized (gains) losses included in net (income) loss	9		7		14	[2]	(3)	[2]	(9)	[3]
Total realized and unrealized (gains) losses included in OCI	0		0		0	[2]	0	[2]	0	[3]
Purchases	0		0		0	[2]	0	[2]
Purchases sales, issuances and settlements, net									0	[3]
Sales	0		0		0	[2]	0	[2]
Issuances	0		0		0	[2]	0	[2]
Settlements	0		0		0	[2]	0	[2]
Transfer into Level 3	0		0		0	[2]	0	[2]	60	[3]
Transfer out of Level 3	0		0		0	[2]	0	[2]	0	[3]
Ending balance	71		55		62	[2]	48	[2]	51	[2],[3]
Total (gains) losses included in net (income) loss attributable to liabilities still held	9		7		14	[2]	(2)	[2]	(9)	[3]
Other liabilities | Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance			234		234		139		71
Total realized and unrealized (gains) losses included in net (income) loss					(119)		96		(25)
Total realized and unrealized (gains) losses included in OCI					0		0		0
Purchases					5		3
Purchases sales, issuances and settlements, net									(28)
Sales					0		0
Issuances					0		0
Settlements					(15)		(4)
Transfer into Level 3					0		0		121
Transfer out of Level 3					0		0		0
Ending balance					105		234		139
Total (gains) losses included in net (income) loss attributable to liabilities still held					(116)		96		(25)
Other liabilities | Credit default swaps | Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance			57		57		7		0
Total realized and unrealized (gains) losses included in net (income) loss					(43)		48		7
Total realized and unrealized (gains) losses included in OCI					0		0		0
Purchases					2		3
Purchases sales, issuances and settlements, net									0
Sales					0		0
Issuances					0		0
Settlements					(15)		(1)
Transfer into Level 3					0		0		0
Transfer out of Level 3					0		0		0
Ending balance					1		57		7
Total (gains) losses included in net (income) loss attributable to liabilities still held					(40)		48		7
Other liabilities | Credit default swaps related to securitization entities | Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance			177	[2]	177	[2]	129	[2],[3]	0	[3]
Total realized and unrealized (gains) losses included in net (income) loss					(76)	[2]	48	[2]	9	[3]
Total realized and unrealized (gains) losses included in OCI					0	[2]	0	[2]	0	[3]
Purchases					3	[2]	0	[2]
Purchases sales, issuances and settlements, net									(1)	[3]
Sales					0	[2]	0	[2]
Issuances					0	[2]	0	[2]
Settlements					0	[2]	0	[2]
Transfer into Level 3					0	[2]	0	[2]	121	[3]
Transfer out of Level 3					0	[2]	0	[2]	0	[3]
Ending balance					104	[2]	177	[2]	129	[2],[3]
Total (gains) losses included in net (income) loss attributable to liabilities still held					(76)	[2]	48	[2]	9	[3]
Other liabilities | Equity index options | Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance							3		2
Total realized and unrealized (gains) losses included in net (income) loss							0		3
Total realized and unrealized (gains) losses included in OCI							0		0
Purchases							0
Purchases sales, issuances and settlements, net									(2)
Sales							0
Issuances							0
Settlements							(3)
Transfer into Level 3							0		0
Transfer out of Level 3							0		0
Ending balance							0		3
Total (gains) losses included in net (income) loss attributable to liabilities still held							0		3
Other liabilities | Interest rate swaps | Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance									2
Total realized and unrealized (gains) losses included in net (income) loss									(2)
Total realized and unrealized (gains) losses included in OCI									0
Purchases sales, issuances and settlements, net									0
Transfer into Level 3									0
Transfer out of Level 3									0
Ending balance									0
Total (gains) losses included in net (income) loss attributable to liabilities still held									(2)
Other liabilities | Interest rate swaptions | Derivative liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance									67
Total realized and unrealized (gains) losses included in net (income) loss									(42)
Total realized and unrealized (gains) losses included in OCI									0
Purchases sales, issuances and settlements, net									(25)
Transfer into Level 3									0
Transfer out of Level 3									0
Ending balance									0
Total (gains) losses included in net (income) loss attributable to liabilities still held									$ (42)

[1]	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
[2]	See note 18 for additional information related to consolidated securitization entities.
[3]	Relates to the consolidation of certain securitization entities as of January 1, 2010. See note 18 for additional information related to consolidated securitization entities.

Summary of Significant Unobservable Inputs Used for Fair Value Measurements Classified As Level 3 (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011		Mar. 31, 2013 Derivative assets Level 3 Interest rate swaps	Dec. 31, 2012 Derivative assets Level 3 Interest rate swaps	Mar. 31, 2013 Derivative assets Level 3 Credit default swaps		Dec. 31, 2012 Derivative assets Level 3 Credit default swaps		Mar. 31, 2013 Derivative assets Level 3 Equity index options	Dec. 31, 2012 Derivative assets Level 3 Equity index options	Mar. 31, 2013 Other assets Level 3		Dec. 31, 2012 Other assets Level 3		Dec. 31, 2012 Derivative liabilities Level 3 Credit default swaps		Mar. 31, 2013 Derivative liabilities Level 3 Equity index options	Mar. 31, 2013 Internal Models Level 3 U.S. corporate	Dec. 31, 2012 Internal Models Level 3 U.S. corporate	Mar. 31, 2013 Internal Models Level 3 Corporate - non-U.S.	Dec. 31, 2012 Internal Models Level 3 Corporate - non-U.S.	Mar. 31, 2013 Internal Models GMWB embedded derivatives Level 3 Policyholder account balances		Dec. 31, 2012 Internal Models GMWB embedded derivatives Level 3 Policyholder account balances		Mar. 31, 2013 Internal Models Fixed index annuity embedded derivatives Level 3 Policyholder account balances	Dec. 31, 2012 Internal Models Fixed index annuity embedded derivatives Level 3 Policyholder account balances
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Valuation technique							Discounted cash flows	Discounted cash flows	Discounted cash flows	[1]	Discounted cash flows	[1]	Discounted cash flows	Discounted cash flows	Discounted cash flows	[2]	Discounted cash flows	[2]	Discounted cash flows	[1]	Discounted cash flows	Matrix pricing	Matrix pricing	Matrix pricing	Matrix pricing	Stochastic cash flow model	[3]	Stochastic cash flow model	[3]	Option budget method	Option budget method
Fixed maturity securities available-for-sale, at fair value	$ 61,082		$ 62,161		$ 58,295																	$ 2,468	$ 2,554	$ 1,815	$ 1,908
Derivative assets, fair value							1	2	7	[1]	7	[1]	17	25
Other assets	10	[2]	9	[2]	29	[4]									10	[2]	9	[2]
Policyholder account balances	306		377		496																					272	[3]	350	[3]	34	27
Derivative liabilities, fair value																			$ 1	[1]	$ 1
Fair value input, discount rate																[2]	13.00%	[2]
Fair value input, equity index volatility																					22.00%
Fair value, withdrawal utilization rate, lower limit																										0.00%		0.00%
Fair value, withdrawal utilization rate, upper limit																										98.00%		98.00%
Fair value, lapse rate, lower limit																										0.00%		0.00%
Fair value, lapse rate, upper limit																										25.00%		25.00%
Fair value input, credit spreads, lower limit									0.14%	[1]	0.09%	[1]							1.12%	[1]		0.60%	0.65%	0.87%	0.82%	0.50%		0.50%
Fair value input, credit spreads, upper limit									1.59%	[1]	1.12%	[1]							1.19%	[1]		8.00%	9.53%	3.58%	3.80%	0.90%		0.90%
Fair value input, credit spreads, weighted-average									0.70%	[1]	0.56%	[1]							1.15%	[1]		2.00%	2.08%	1.81%	1.88%	0.80%		0.80%
Fair value input, interest rate volatility, lower limit							21.00%	25.00%
Fair value input, interest rate volatility, upper limit							25.00%	28.00%
Fair value input, equity index volatility, weighted-average													29.00%	31.00%												22.00%	[3]	22.00%	[3]
Fair value input, equity index volatility, lower limit													22.00%	14.00%												15.00%	[3]	18.00%	[3]
Fair value input, equity index volatility, upper limit													43.00%	45.00%												25.00%	[3]	25.00%	[3]
Fair value input, interest rate volatility, weighted-average							23.00%	26.00%
Fair value, expected future interest credited, lower limit																														1.00%	1.00%
Fair value, expected future interest credited, upper limit																														4.00%	4.00%
Fair value, expected future interest credited, weighted-average																														1.00%	1.00%

[1]	Unobservable input valuation based on the current market credit default swap premium.
[2]	Represents contingent receivables associated with recent business dispositions.
[3]	Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
[4]	Represents embedded derivatives associated with certain reinsurance agreements.

Schedule of Securitized Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Variable Interest Entity [Line Items]
Total securitized assets	$ 575	$ 644
Securitized assets not required to be consolidated
Variable Interest Entity [Line Items]
Total securitized assets	151	157
Securitized assets required to be consolidated
Variable Interest Entity [Line Items]
Total securitized assets	424	487
Other assets | Securitized assets not required to be consolidated
Variable Interest Entity [Line Items]
Total securitized assets	$ 151	$ 157

Variable Interest and Securitization Entities - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Variable Interest Entity [Line Items]
Guarantor obligations, maximum exposure, undiscounted	$ 953	$ 849
Commercial mortgage loan securitization entity required to be consolidated
Variable Interest Entity [Line Items]
Guarantor obligations, maximum exposure, undiscounted	39	40
Variable interest entity, consolidated, carrying amount, assets	65	91
Guarantor obligations paid	1	0
Commercial mortgage loan securitization entity two required to be consolidated
Variable Interest Entity [Line Items]
Variable interest entity, consolidated, carrying amount, assets	$ 278	$ 327

Assets and Liabilities Recorded for Consolidated Securitization Entities (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Variable Interest Entity [Line Items]
Restricted commercial mortgage loans	$ 324	$ 341		$ 411
Trading securities	468	556		788
Total restricted other invested assets	399	393		377
Total investments	72,749	74,379		71,902
Cash and cash equivalents	3,797	3,632	4,152	4,443	3,094
Accrued investment income	769	715		691
Borrowings related to securitization entities	329	336		396
Securitization Entities
Variable Interest Entity [Line Items]
Restricted commercial mortgage loans		341		411
Trading securities		393		376
Other		0		1
Total restricted other invested assets		393		377
Total investments		734		788
Cash and cash equivalents		1		3
Accrued investment income		2		1
Total assets		737		792
Derivative liabilities		131		206
Other liabilities		2		4
Total other liabilities		133		210
Borrowings related to securitization entities		336		396
Total liabilities		$ 469		$ 606

Activity Presented in Consolidated Statement of Income Related to Consolidated Securitization Entities (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended														12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Variable Interest Entity [Line Items]
Net investment income	$ 814								$ 832						$ 3,343		$ 3,380		$ 3,266
Derivatives	(42)	[1]							26	[1]					4	[1]	(99)	[1]	50	[1]
Commercial mortgage loans	2								2						4		6		(29)
Total net investment gains (losses)	(61)								37						27		(195)		(143)
Total revenues	2,303		2,467		2,456		2,402		2,315		2,510	2,426	2,532	2,455	9,640		9,923		9,716
Interest expense	126								95						476		506		457
Acquisition and operating expenses	433								440						1,594		1,930		1,938
Income (loss) from continuing operations before income taxes	237								82						606		130		(143)
Provision (benefit) for income taxes	76								15						138		(11)		(279)
Net income available to Genworth's common stockholders	103		168	[2]	35	[2]	76	[2]	46	[2]	155	(28)	(147)	58	325		38		38
Securitization Entities
Variable Interest Entity [Line Items]
Restricted commercial mortgage loans															29		40		39
Restricted other invested assets															4		0		2
Net investment income															33		40		41
Trading securities															23		12		8
Derivatives															72		(62)		(19)
Commercial mortgage loans															0		0		(1)
Borrowings related to securitization entities recorded at fair value															(14)		3		9
Total net investment gains (losses)															81		(47)		(3)
Other income															1		0		0
Total revenues															115		(7)		38
Interest expense															21		26		29
Acquisition and operating expenses															1		1		1
Total expenses															22		27		30
Income (loss) from continuing operations before income taxes															93		(34)		8
Provision (benefit) for income taxes															33		(12)		3
Net income available to Genworth's common stockholders															$ 60		$ (22)		$ 5

[1]	See note 5 for additional information on the impact of derivative instruments included in net investment gains (losses).
[2]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Borrowings Related to Securitization Entities (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012		Dec. 31, 2011
Variable Interest Entity [Line Items]
Principal amount		$ 287		$ 363
Borrowings related to securitization entities	329	336		396
GFCM LLC, due 2035, 5.2541%
Variable Interest Entity [Line Items]
Principal amount		97		147
Borrowings related to securitization entities		97		147
GFCM LLC, due 2035, 5.7426%
Variable Interest Entity [Line Items]
Principal amount		113		113
Borrowings related to securitization entities		113		113
Genworth Special Purpose Two, LLC, due 2023, 6.0175%
Variable Interest Entity [Line Items]
Principal amount		65		88
Borrowings related to securitization entities		65		88
Marvel Finance 2007-1 LLC, due 2017
Variable Interest Entity [Line Items]
Principal amount		0	[1],[2]	3	[1],[2]
Borrowings related to securitization entities		0	[1],[2]	0	[1],[2]
Marvel Finance 2007-4 LLC, due 2017
Variable Interest Entity [Line Items]
Principal amount		12	[1],[2]	12	[1],[2]
Borrowings related to securitization entities		7	[1],[2]	6	[1],[2]
Genworth Special Purpose Five, LLC, due 2040
Variable Interest Entity [Line Items]
Principal amount		0	[1],[2],[3]	0	[1],[2],[3]
Borrowings related to securitization entities		$ 54	[1],[2]	$ 42	[1],[2]

[1]	Accrual of interest based on three-month LIBOR that resets every three months plus a fixed margin.
[2]	Carrying value represents fair value as a result of electing fair value option for these liabilities.
[3]	Principal amount not applicable. Notional balance was $117 million.

Borrowings Related to Securitization Entities (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Variable Interest Entity [Line Items]
Notional balance	$ 117	$ 117

Insurance Subsidiary Financial Information and Regulatory Matters - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended		12 Months Ended
	Jan. 31, 2013	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012 Y	Dec. 31, 2011	Dec. 31, 2010
Statutory Accounting Practices [Line Items]
Amount of dividend our subsidiaries could pay in 2013 without obtaining regulatory approval				$ 1,100
Dividends received from insurance subsidiaries		0	0	0	0	0
Maximum potential amount of future obligation				953	849
Percentage of universal life insurance reserves subject to new regulations				11.00%
Statutory contingency reserve, annual additions, percentage of earned premiums, minimum				50.00%
Minimum loss ratio requirement to hold statutory contingency reserve				35.00%
Period of time when statutory contingency reserve has to be held, in years				10
Statutory contingency reserve				6
Maximum risk-to-capital ratio				25
Risk-to-capital ratio				36.9	32.9
Risk-to-capital ratio requirement, waiver grant date				July 31, 2014	January 31, 2011
Amount of subsidiary common shares distributed as a capital contribution	11
Assets		112,075		113,312	112,187
Government Guarantee Agreement
Statutory Accounting Practices [Line Items]
Percentage of original principal amount of insured loan to be guaranteed				10.00%
Assets				985	719
U.S. domiciled life insurance subsidiaries
Statutory Accounting Practices [Line Items]
Impact of permitted practices on combined statutory capital and surplus				598	618
Consolidated RBC ratio				430.00%	405.00%
Domestic insurance subsidiaries
Statutory Accounting Practices [Line Items]
Dividends received from insurance subsidiaries				374	12	47
Dividends received from our domestic insurance subsidiaries, amount deemed "extraordinary"				175	0	20
Amount of subsidiary common shares distributed as a capital contribution	230
International insurance subsidiaries
Statutory Accounting Practices [Line Items]
Dividends received from insurance subsidiaries				240	414	312
Combined statutory capital and surplus				8,076	7,683
Cash capital contribution	21
Combined statutory net income (loss)				1,190	1,194	715
Statutory capital and surplus required				3,755	3,701
Increase (decrease) in statutory capital				338	339
Domestic subsidiaries | Captive life reinsurance subsidiaries
Statutory Accounting Practices [Line Items]
Combined statutory capital and surplus				1,204	1,518
Guarantees provided to third parties
Statutory Accounting Practices [Line Items]
Maximum potential amount of future obligation				65	65
Rivermont Insurance Company I
Statutory Accounting Practices [Line Items]
Maximum potential amount of future obligation				95
Limited Guarantee Provided to a subsidiary accounted for as a derivative				$ 1	$ 6

Schedule of Statutory Accounting Practices (Detail) (Domestic subsidiaries, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statutory Accounting Practices [Line Items]
Combined statutory net income (loss)	$ (237)	$ (899)	$ (1,033)
Combined statutory capital and surplus	3,285	3,086
Life insurance subsidiaries, excluding captive life reinsurance subsidiaries
Statutory Accounting Practices [Line Items]
Combined statutory net income (loss)	378	(69)	24
Combined statutory capital and surplus	2,550	2,294
Mortgage insurance subsidiaries
Statutory Accounting Practices [Line Items]
Combined statutory net income (loss)	(137)	(684)	(925)
Combined statutory capital and surplus	735	792
Combined statutory net income (loss), excluding captive reinsurance subsidiaries
Statutory Accounting Practices [Line Items]
Combined statutory net income (loss)	241	(753)	(901)
Captive life reinsurance subsidiaries
Statutory Accounting Practices [Line Items]
Combined statutory net income (loss)	$ (478)	$ (146)	$ (132)

Segment Information - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013 Segment	Sep. 30, 2012	Dec. 31, 2011	Mar. 31, 2010	Dec. 31, 2012 Segment	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Number of operating segments	5				5
Goodwill impairment, net of taxes		$ 86	$ 19		$ 86	$ 19	$ 0
Gain on sale of subsidiary			36		0	36	0
Tax benefit related to separation from former parent				$ 106	$ 0	$ 0	$ 106

Summary of Segments and Corporate and Other Activities (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Premiums	$ 1,261							$ 1,106						$ 5,041	$ 5,688	$ 5,833
Net investment income	814							832						3,343	3,380	3,266
Net investment gains (losses)	(61)							37						27	(195)	(143)
Insurance and investment product fees and other	289							340						1,229	1,050	760
Total revenues	2,303	2,467		2,456		2,402		2,315		2,510	2,426	2,532	2,455	9,640	9,923	9,716
Benefits and other changes in policy reserves	1,201							1,232						5,378	5,941	6,001
Interest credited	184							195						775	794	841
Acquisition and operating expenses, net of deferrals	433							440						1,594	1,930	1,938
Amortization of deferred acquisition costs and intangibles	122							271						722	593	622
Goodwill impairment				89										89	29	0
Interest expense	126							95						476	506	457
Total benefits and expenses	2,066	2,134	[1]	2,374	[1]	2,293	[1]	2,233	[1]	2,346	2,414	2,669	2,364	9,034	9,793	9,859
Income (loss) from continuing operations before income taxes	237							82						606	130	(143)
Provision (benefit) for income taxes	76							15						138	(11)	(279)
Income (loss) from continuing operations	161	260	[1]	59	[1]	82	[1]	67	[1]	211	(11)	(138)	79	468	141	136
Income from discontinued operations, net of taxes	(20)	6		12		27		12		(23)	19	27	13	57	36	45
Net income (loss)	141	266	[1]	71	[1]	109	[1]	79	[1]	188	8	(111)	92	525	177	181
Less: net income attributable to noncontrolling interests	38	98	[1]	36	[1]	33	[1]	33	[1]	33	36	36	34	200	139	143
Net income available to Genworth's common stockholders	103	168	[1]	35	[1]	76	[1]	46	[1]	155	(28)	(147)	58	325	38	38
Total assets	112,075	113,312								112,187				113,312	112,187
Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets	111,636	112,873								111,681				112,873	111,681
Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets	439	439								506				439	506
U.S. Life Insurance
Segment Reporting Information [Line Items]
Premiums														2,789	2,979	3,004
Net investment income														2,594	2,538	2,473
Net investment gains (losses)														(8)	(73)	(159)
Insurance and investment product fees and other														875	686	468
Total revenues	1,521							1,442						6,250	6,130	5,786
Benefits and other changes in policy reserves														3,950	3,789	3,654
Interest credited														643	659	685
Acquisition and operating expenses, net of deferrals														677	736	704
Amortization of deferred acquisition costs and intangibles														477	297	308
Goodwill impairment														0	0
Interest expense														86	104	103
Total benefits and expenses														5,833	5,585	5,454
Income (loss) from continuing operations before income taxes														417	545	332
Provision (benefit) for income taxes														143	189	117
Income (loss) from continuing operations														274	356	215
Income from discontinued operations, net of taxes														0	0	0
Net income (loss)														274	356	215
Less: net income attributable to noncontrolling interests														0	0	0
Net income available to Genworth's common stockholders														274	356	215
Total assets		79,214								75,547				79,214	75,547
U.S. Life Insurance | Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets	78,718	79,214								75,547				79,214	75,547
U.S. Life Insurance | Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets		0								0				0	0
International Mortgage Insurance
Segment Reporting Information [Line Items]
Premiums														1,016	1,063	994
Net investment income														375	393	355
Net investment gains (losses)														16	42	15
Insurance and investment product fees and other														1	9	8
Total revenues	345							346						1,408	1,507	1,372
Benefits and other changes in policy reserves														516	458	390
Interest credited														0	0	0
Acquisition and operating expenses, net of deferrals														55	248	238
Amortization of deferred acquisition costs and intangibles														64	66	58
Goodwill impairment														0	0
Interest expense														36	31	8
Total benefits and expenses														671	803	694
Income (loss) from continuing operations before income taxes														737	704	678
Provision (benefit) for income taxes														188	212	166
Income (loss) from continuing operations														549	492	512
Income from discontinued operations, net of taxes														0	0	0
Net income (loss)														549	492	512
Less: net income attributable to noncontrolling interests														200	139	143
Net income available to Genworth's common stockholders														349	353	369
Total assets		10,063								9,643				10,063	9,643
International Mortgage Insurance | Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets	9,934	10,063								9,643				10,063	9,643
International Mortgage Insurance | Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets		0								0				0	0
U.S. Mortgage Insurance
Segment Reporting Information [Line Items]
Premiums														549	547	574
Net investment income														68	104	116
Net investment gains (losses)														36	46	33
Insurance and investment product fees and other														23	5	10
Total revenues	154							188						676	702	733
Benefits and other changes in policy reserves														725	1,325	1,491
Interest credited														0	0	0
Acquisition and operating expenses, net of deferrals														143	156	152
Amortization of deferred acquisition costs and intangibles														5	5	6
Goodwill impairment														0	0
Interest expense														0	0	0
Total benefits and expenses														873	1,486	1,649
Income (loss) from continuing operations before income taxes														(197)	(784)	(916)
Provision (benefit) for income taxes														(83)	(290)	(338)
Income (loss) from continuing operations														(114)	(494)	(578)
Income from discontinued operations, net of taxes														0	0	0
Net income (loss)														(114)	(494)	(578)
Less: net income attributable to noncontrolling interests														0	0	0
Net income available to Genworth's common stockholders														(114)	(494)	(578)
Total assets		2,357								2,966				2,357	2,966
U.S. Mortgage Insurance | Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets	2,201	2,357								2,966				2,357	2,966
U.S. Mortgage Insurance | Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets		0								0				0	0
International Protection
Segment Reporting Information [Line Items]
Premiums														682	839	939
Net investment income														131	173	154
Net investment gains (losses)														6	(1)	5
Insurance and investment product fees and other														3	11	14
Total revenues	205							218						822	1,022	1,112
Benefits and other changes in policy reserves														150	135	196
Interest credited														0	0	0
Acquisition and operating expenses, net of deferrals														483	590	609
Amortization of deferred acquisition costs and intangibles														113	143	162
Goodwill impairment														89	0
Interest expense														45	38	51
Total benefits and expenses														880	906	1,018
Income (loss) from continuing operations before income taxes														(58)	116	94
Provision (benefit) for income taxes														1	26	21
Income (loss) from continuing operations														(59)	90	73
Income from discontinued operations, net of taxes														0	0	0
Net income (loss)														(59)	90	73
Less: net income attributable to noncontrolling interests														0	0	0
Net income available to Genworth's common stockholders														(59)	90	73
Total assets		2,145								2,375				2,145	2,375
International Protection | Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets	2,049	2,145								2,375				2,145	2,375
International Protection | Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets		0								0				0	0
Runoff
Segment Reporting Information [Line Items]
Premiums														5	260	322
Net investment income														145	140	130
Net investment gains (losses)														24	(174)	(2)
Insurance and investment product fees and other														207	299	215
Total revenues	43							133						381	525	665
Benefits and other changes in policy reserves														37	234	270
Interest credited														132	135	156
Acquisition and operating expenses, net of deferrals														79	142	155
Amortization of deferred acquisition costs and intangibles														51	70	75
Goodwill impairment														0	0
Interest expense														1	2	2
Total benefits and expenses														300	583	658
Income (loss) from continuing operations before income taxes														81	(58)	7
Provision (benefit) for income taxes														23	(21)	(12)
Income (loss) from continuing operations														58	(37)	19
Income from discontinued operations, net of taxes														0	0	0
Net income (loss)														58	(37)	19
Less: net income attributable to noncontrolling interests														0	0	0
Net income available to Genworth's common stockholders														58	(37)	19
Total assets		15,308								16,031				15,308	16,031
Runoff | Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets	15,435	15,308								16,031				15,308	16,031
Runoff | Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets		0								0				0	0
Corporate and Other
Segment Reporting Information [Line Items]
Premiums														0	0	0
Net investment income														30	32	38
Net investment gains (losses)														(47)	(35)	(35)
Insurance and investment product fees and other														120	40	45
Total revenues	35							(12)						103	37	48
Benefits and other changes in policy reserves														0	0	0
Interest credited														0	0	0
Acquisition and operating expenses, net of deferrals														157	58	80
Amortization of deferred acquisition costs and intangibles														12	12	13
Goodwill impairment														0	29
Interest expense														308	331	293
Total benefits and expenses														477	430	386
Income (loss) from continuing operations before income taxes														(374)	(393)	(338)
Provision (benefit) for income taxes														(134)	(127)	(233)
Income (loss) from continuing operations														(240)	(266)	(105)
Income from discontinued operations, net of taxes														57	36	45
Net income (loss)														(183)	(230)	(60)
Less: net income attributable to noncontrolling interests														0	0	0
Net income available to Genworth's common stockholders														(183)	(230)	(60)
Total assets		4,225								5,625				4,225	5,625
Corporate and Other | Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets	3,299	3,786								5,119				3,786	5,119
Corporate and Other | Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets		$ 439								$ 506				$ 439	$ 506

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Summary of Revenues for Segments and Corporate and Other Activities (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Revenues	$ 2,303	$ 2,467	$ 2,456	$ 2,402	$ 2,315	$ 2,510	$ 2,426	$ 2,532	$ 2,455	$ 9,640	$ 9,923	$ 9,716
Life Insurance
Segment Reporting Information [Line Items]
Revenues	494				373					1,926	2,042	1,778
Long-term Care Insurance
Segment Reporting Information [Line Items]
Revenues	775				775					3,207	3,002	2,834
Fixed Annuities
Segment Reporting Information [Line Items]
Revenues	252				294					1,117	1,086	1,174
U.S. Life Insurance
Segment Reporting Information [Line Items]
Revenues	1,521				1,442					6,250	6,130	5,786
Canada Mortgage Insurance
Segment Reporting Information [Line Items]
Revenues	192				198					786	823	796
Australia Mortgage Insurance
Segment Reporting Information [Line Items]
Revenues	143				133					567	612	496
Other Countries
Segment Reporting Information [Line Items]
Revenues	10				15					55	72	80
International Mortgage Insurance
Segment Reporting Information [Line Items]
Revenues	345				346					1,408	1,507	1,372
U.S. Mortgage Insurance
Segment Reporting Information [Line Items]
Revenues	154				188					676	702	733
International Protection
Segment Reporting Information [Line Items]
Revenues	205				218					822	1,022	1,112
Runoff
Segment Reporting Information [Line Items]
Revenues	43				133					381	525	665
Corporate and Other
Segment Reporting Information [Line Items]
Revenues	$ 35				$ (12)					$ 103	$ 37	$ 48

Summary of Net Operating Income (Loss) for Segments and Corporate and Other Activities (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended														12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Mar. 31, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Net operating income (loss)	$ 151							$ 17							$ 355	$ 85	$ (24)
Net investment gains (losses), net of taxes and other adjustments	(28)							17							(1)	(100)	(89)
Income (loss) from discontinued operations, net of taxes	(20)	6		12		27		12		(23)	19	27	13		57	36	45
Goodwill impairment, net of taxes				(86)						(19)					(86)	(19)	0
Gain on sale of business, net of taxes										36					0	36	0
Net tax benefit related to separation from our former parent														106	0	0	106
Net income available to Genworth's common stockholders	103	168	[1]	35	[1]	76	[1]	46	[1]	155	(28)	(147)	58		325	38	38
Add: net income attributable to noncontrolling interests	38	98	[1]	36	[1]	33	[1]	33	[1]	33	36	36	34		200	139	143
Net income	141	266	[1]	71	[1]	109	[1]	79	[1]	188	8	(111)	92		525	177	181
Life Insurance
Segment Reporting Information [Line Items]
Net operating income (loss)	36							6							107	211	106
Long-term Care Insurance
Segment Reporting Information [Line Items]
Net operating income (loss)	20							35							101	99	121
Fixed Annuities
Segment Reporting Information [Line Items]
Net operating income (loss)	29							23							82	78	82
U.S. Life Insurance
Segment Reporting Information [Line Items]
Net operating income (loss)	85							64							290	388	309
Income (loss) from discontinued operations, net of taxes															0	0	0
Net income available to Genworth's common stockholders															274	356	215
Add: net income attributable to noncontrolling interests															0	0	0
Net income															274	356	215
Canada Mortgage Insurance
Segment Reporting Information [Line Items]
Net operating income (loss)	42							37							234	159	176
Australia Mortgage Insurance
Segment Reporting Information [Line Items]
Net operating income (loss)	46							(21)							142	196	203
Other Countries
Segment Reporting Information [Line Items]
Net operating income (loss)	(7)							(9)							(34)	(27)	(17)
International Mortgage Insurance
Segment Reporting Information [Line Items]
Net operating income (loss)	81							7							342	328	362
Income (loss) from discontinued operations, net of taxes															0	0	0
Net income available to Genworth's common stockholders															349	353	369
Add: net income attributable to noncontrolling interests															200	139	143
Net income															549	492	512
U.S. Mortgage Insurance
Segment Reporting Information [Line Items]
Net operating income (loss)	21							(44)							(138)	(524)	(599)
Income (loss) from discontinued operations, net of taxes															0	0	0
Net income available to Genworth's common stockholders															(114)	(494)	(578)
Add: net income attributable to noncontrolling interests															0	0	0
Net income															(114)	(494)	(578)
International Protection
Segment Reporting Information [Line Items]
Net operating income (loss)	6							5							24	91	70
Income (loss) from discontinued operations, net of taxes															0	0	0
Net income available to Genworth's common stockholders															(59)	90	73
Add: net income attributable to noncontrolling interests															0	0	0
Net income															(59)	90	73
Runoff
Segment Reporting Information [Line Items]
Net operating income (loss)	16							35							46	27	23
Income (loss) from discontinued operations, net of taxes															0	0	0
Net income available to Genworth's common stockholders															58	(37)	19
Add: net income attributable to noncontrolling interests															0	0	0
Net income															58	(37)	19
Corporate and Other
Segment Reporting Information [Line Items]
Net operating income (loss)	(58)							(50)							(209)	(225)	(189)
Income (loss) from discontinued operations, net of taxes															57	36	45
Net income available to Genworth's common stockholders															(183)	(230)	(60)
Add: net income attributable to noncontrolling interests															0	0	0
Net income															$ (183)	$ (230)	$ (60)

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Schedule of Revenue, Net Income and Assets by Geographic Location (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Total revenues	$ 2,303	$ 2,467		$ 2,456		$ 2,402		$ 2,315		$ 2,510	$ 2,426	$ 2,532	$ 2,455	$ 9,640	$ 9,923	$ 9,716
Income (loss) from continuing operations	161	260	[1]	59	[1]	82	[1]	67	[1]	211	(11)	(138)	79	468	141	136
Net income (loss)	141	266	[1]	71	[1]	109	[1]	79	[1]	188	8	(111)	92	525	177	181
Total assets	112,075	113,312								112,187				113,312	112,187
Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets	111,636	112,873								111,681				112,873	111,681
Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets	439	439								506				439	506
United States
Segment Reporting Information [Line Items]
Total revenues														7,410	7,394	7,232
Income (loss) from continuing operations														(22)	(441)	(449)
Net income (loss)														35	(405)	(404)
Total assets		101,104								100,169				101,104	100,169
United States | Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets		100,665								99,663				100,665	99,663
United States | Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets		439								506				439	506
International
Segment Reporting Information [Line Items]
Total revenues														2,230	2,529	2,484
Income (loss) from continuing operations														490	582	585
Net income (loss)														490	582	585
Total assets		12,208								12,018				12,208	12,018
International | Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets		12,208								12,018				12,208	12,018
International | Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets		$ 0								$ 0				$ 0	$ 0

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Quarterly Results of Operations (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended																	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Quarterly Results Of Operations [Abstract]
Total revenues	$ 2,303	$ 2,467		$ 2,456		$ 2,402		$ 2,315		$ 2,510		$ 2,426		$ 2,532		$ 2,455		$ 9,640		$ 9,923		$ 9,716
Total benefits and expenses	2,066	2,134	[1]	2,374	[1]	2,293	[1]	2,233	[1]	2,346		2,414		2,669		2,364		9,034		9,793		9,859
Income (loss) from continuing operations	161	260	[1]	59	[1]	82	[1]	67	[1]	211		(11)		(138)		79		468		141		136
Income from discontinued operations, net of taxes	(20)	6		12		27		12		(23)		19		27		13		57		36		45
Net income (loss)	141	266	[1]	71	[1]	109	[1]	79	[1]	188		8		(111)		92		525		177		181
Net income attributable to noncontrolling interests	38	98	[1]	36	[1]	33	[1]	33	[1]	33		36		36		34		200		139		143
Net income (loss) available to Genworth Financial, Inc.'s common stockholders	$ 103	$ 168	[1]	$ 35	[1]	$ 76	[1]	$ 46	[1]	$ 155		$ (28)		$ (147)		$ 58		$ 325		$ 38		$ 38
Income (loss) from continuing operations available to Genworth Financial, Inc.'s common stockholders per common share:
Basic	$ 0.25	$ 0.33		$ 0.05		$ 0.1		$ 0.07		$ 0.36		$ (0.1)		$ (0.36)		$ 0.09		$ 0.55		$ 0		$ (0.01)
Diluted	$ 0.25	$ 0.33		$ 0.05		$ 0.1		$ 0.07		$ 0.36		$ (0.1)		$ (0.36)		$ 0.09		$ 0.54	[2]	$ 0	[2]	$ (0.01)	[2]
Net income (loss) available to Genworth Financial, Inc.'s common stockholders per common share:
Basic	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.32		$ (0.06)		$ (0.3)		$ 0.12		$ 0.66	[3]	$ 0.08	[3]	$ 0.08	[3]
Diluted	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.31		$ (0.06)		$ (0.3)		$ 0.12		$ 0.66	[3]	$ 0.08	[3]	$ 0.08	[3]
Weighted-average common shares outstanding:
Basic	492.5	491.9		491.7		491.5		491.2		490.9	[4]	490.8	[4]	490.6	[4]	490.1	[4]	491.6		490.6		489.3
Diluted	496.8	493.9		493.9		493.9		495.7		492.7	[4]	490.8	[4]	490.6	[4]	494.4	[4]	494.4		493.5		493.9

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of our loss from continuing operations available to Genworth Financial, Inc.'s common stockholders for the year ended December 31, 2010, we used basic weighted-average common shares outstanding in the calculation of diluted loss from continuing operations available to Genworth Financial, Inc.'s common stockholders per share.
[3]	May not total due to whole number calculation.
[4]	As a result of our net loss for the three months ended June 30, 2011 and September 30, 2011, we were required under applicable accounting guidance, to use basic weighted-average common shares outstanding in the calculation of the diluted loss per share, as the inclusion of shares for stock options, RSUs and SARs of 3.7 million and 1.7 million, respectively, would have been antidilutive to the calculation. If we had not incurred a net loss, dilutive potential common shares would have been 494.3 million and 492.5 million, respectively, for the three months ended June 30, 2011 and September 30, 2011.

Quarterly Results of Operations (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Sep. 30, 2011	Jun. 30, 2011	Dec. 31, 2012 Government Guarantee Agreement
Quarterly Financial Information [Line Items]
Favorable adjustment to exit fee accrual			$ 186
Impact of favorable adjustment to exit fee accrual on net income available to Genworth Financial, Inc.'s common stockholders			78
Impact of favorable adjustment to exit fee accrual on net income attributable to noncontrolling interests			$ 58
Weighted-average diluted common shares outstanding, antidilutive securities (stock options, RSUs and SARs)	1.7	3.7
Weighted average number of diluted shares if not in a loss position	492.5	494.3

Commitments and Contingencies - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Commitments and Contingencies Disclosure [Line Items]
Damages sought		$ 834
Commitment to fund limited partnership investments	64	64
Commitment to fund U.S. commercial mortgage loan investments	60	44
Maximum potential amount of future obligation		953	849
Loss contingency settlement payment	4
loss contingency settlement payment period	10 years
Rivermont Insurance Company I
Commitments and Contingencies Disclosure [Line Items]
One time commitment fee		2
Maximum potential amount of future obligation		$ 95

Noncontrolling Interests - Additional Information (Detail) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended		12 Months Ended				1 Months Ended			1 Months Ended
	Aug. 31, 2011 USD ($)	Mar. 31, 2013 USD ($)	Mar. 31, 2012 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Aug. 31, 2010	Jun. 30, 2011 Genworth Canada CAD	Aug. 31, 2010 Genworth Canada CAD	Jul. 31, 2009 Genworth Canada	Jun. 30, 2011 Brookfield Life Assurance Company Limited CAD	Aug. 31, 2010 Brookfield Life Assurance Company Limited CAD
Noncontrolling Interest [Line Items]
Percentage of Genworth Canada common share owned by parent company at time of initial public offering										57.50%
Repurchase of subsidiary shares through substantial issuer bid, number of shares								6.2	12.3
Common shares repurchased, value								160	325
Brookfield proportionate tender in issuer bid											90	187
Percentage of Genworth Canada common shares owned by parent company				57.50%			57.50%	57.50%
Estimated market value of common shares, used in intercompany transaction to increase statutory capital	375
Dividend paid to noncontrolling interests		$ 13	$ 12	$ 50	$ 67	$ 43

Discontinued Operations - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended		12 Months Ended			3 Months Ended				12 Months Ended			1 Months Ended	12 Months Ended				1 Months Ended		1 Months Ended
	Mar. 27, 2013	Apr. 02, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Contingent Consideration Liability	Mar. 31, 2013 Fair Value Less Costs to Sell Adjustment	Mar. 31, 2013 Closing	Mar. 31, 2013 Impairment of Goodwill	Dec. 31, 2012 Altegris Capital Llc	Dec. 31, 2011 Altegris Capital Llc	Dec. 31, 2010 Altegris Capital Llc	Aug. 29, 2008 Quantuvis Consulting Inc	Dec. 31, 2011 Quantuvis Consulting Inc	Dec. 31, 2012 Parent Company	Dec. 31, 2011 Parent Company	Dec. 31, 2010 Parent Company	Mar. 27, 2013 Parent Company Wealth Management Subsidiaries	Dec. 31, 2012 Parent Company Wealth Management Subsidiaries	Mar. 31, 2013 Subsequent Event
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Proceeds from sale of business	$ 412	$ 79																$ 412		$ 412
Contingent consideration		25
Gain on sale of discontinued operations		13
Acquisition of businesses, approximate amount paid			0	3	40							40	3		(18)	2	(40)
Additional performance-based payments, up to										70		88	3						70
Business acquisition contingent consideration liability						40						21						40
Recorded consideration, determined using an income approach												65
Recognized goodwill												8
Level 3 fair values of acquired identifiable intangible assets												52
Finalization of valuation											3
Contingent consideration										18				1
Loss on sale of discontinued operations, net of taxes						$ (5)	$ (9)	$ (10)	$ (13)

Assets and Liabilities Associated with Discontinued Operations (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Equity securities		$ 0	$ 2
Other invested assets	10	10	0
Cash and cash equivalents	22	21	45
Intangible assets	116	115	112
Goodwill	247	260	295
Other assets	44	33	52
Assets associated with discontinued operations	439	439	506
Other liabilities	70	48	78
Deferred tax liability	16	13	2
Liabilities associated with discontinued operations	$ 86	$ 61	$ 80

Summary Operating Results of Discontinued Operations (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Revenues	$ 78				$ 111					$ 387	$ 428	$ 352
Income (loss) before income taxes	(19)				20					110	59	69
Provision for income taxes	1				8					53	23	24
Income (loss) from discontinued operations, net of taxes	$ (20)	$ 6	$ 12	$ 27	$ 12	$ (23)	$ 19	$ 27	$ 13	$ 57	$ 36	$ 45

Condensed Consolidating Financial Information - Additional Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Apr. 01, 2013 Subsequent Event	Apr. 01, 2013 Subsequent Event Genworth Holdings	Apr. 01, 2013 Subsequent Event New Genworth	Apr. 01, 2013 Subsequent Event Genworth Mortgage Holdings, LLC	Apr. 01, 2013 Subsequent Event Genworth Mortgage Holdings, Inc.	Apr. 01, 2013 Subsequent Event Genworth Holdings/U.S. Mortgage Insurance Business
Condensed Financial Statements, Captions [Line Items]
Class A Common Stock, par valu	$ 0.001	$ 0.001	$ 0.001		$ 0.001	$ 0.001
Percentage of subsidiary common shares distributed as a dividend							84.60%	100.00%
Percentage of subsidiary equity ownership							15.40%		100.00%
Capital contributions				$ 100

Condensed Consolidating Balance Sheet (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012		Mar. 31, 2012	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Assets
Fixed maturity securities available-for-sale, at fair value	$ 61,082	$ 62,161			$ 58,295
Equity securities available-for-sale, at fair value	490	518			359
Commercial mortgage loans	5,866	5,872			6,092
Restricted commercial mortgage loans related to securitization entities	324	341			411
Policy loans	1,606	1,601			1,549
Other invested assets	2,982	3,493			4,819
Restricted other invested assets related to securitization entities	399	393			377
Investments in subsidiaries	0	0			0
Total investments	72,749	74,379			71,902
Cash and cash equivalents	3,797	3,632		4,152	4,443		3,094
Accrued investment income	769	715			691
Deferred acquisition costs	5,050	5,036			5,193		5,195	[1]
Intangible assets	346	366			468
Goodwill	868	868			958		1,032
Reinsurance recoverable	17,211	17,230			16,998
Other assets	706	710			906
Intercompany notes receivable	0	0			0
Separate account assets	10,140	9,937			10,122
Assets associated with discontinued operations	439	439			506
Total assets	112,075	113,312			112,187
Liabilities and stockholders' equity
Future policy benefits	33,601	33,505			32,175
Policyholder account balances	25,886	26,262			26,345
Liability for policy and contract claims	7,343	7,509	[2]		7,620	[2],[3]	6,933	[3],[4]	6,567	[4]
Unearned premiums	4,193	4,333			4,223
Other liabilities	5,028	5,239			6,301
Intercompany notes payable	0	0			0
Borrowings related to securitization entities	329	336			396
Non-recourse funding obligations	2,062	2,066			3,256
Long-term borrowings	4,766	4,776			4,726
Deferred tax liability	1,132	1,507			811
Separate account liabilities	10,140	9,937			10,122
Liabilities associated with discontinued operations	86	61			80
Total liabilities	94,566	95,531			96,055
Stockholders' equity:
Common stock	1	1			1
Additional paid-in capital	12,131	12,127			12,136
Accumulated other comprehensive income (loss)	4,824	5,202		3,656	4,047
Retained earnings	1,966	1,863			1,538
Treasury stock, at cost	(2,700)	(2,700)			(2,700)
Total Genworth Financial, Inc.'s stockholders' equity	16,222	16,493			15,022
Noncontrolling interests	1,287	1,288			1,110
Total stockholders' equity	17,509	17,781		15,836	16,132		13,510		11,972
Total liabilities and stockholders' equity	112,075	113,312			112,187
Parent Guarantor
Assets
Fixed maturity securities available-for-sale, at fair value	0	0			0
Equity securities available-for-sale, at fair value	0	0			0
Commercial mortgage loans	0	0			0
Restricted commercial mortgage loans related to securitization entities	0	0			0
Policy loans	0	0			0
Other invested assets	0	0			0
Restricted other invested assets related to securitization entities	0	0			0
Investments in subsidiaries	16,155	16,429			14,961
Total investments	16,155	16,429			14,961
Cash and cash equivalents	0	0		0	0		0
Accrued investment income	0	0			0
Deferred acquisition costs	0	0			0
Intangible assets	0	0			0
Goodwill	0	0			0
Reinsurance recoverable	0	0			0
Other assets	2	1			0
Intercompany notes receivable	0	0			0
Separate account assets	0	0			0
Assets associated with discontinued operations	0	0			0
Total assets	16,157	16,430			14,961
Liabilities and stockholders' equity
Future policy benefits	0	0			0
Policyholder account balances	0	0			0
Liability for policy and contract claims	0	0			0
Unearned premiums	0	0			0
Other liabilities	1	1			1
Intercompany notes payable	0	0			0
Borrowings related to securitization entities	0	0			0
Non-recourse funding obligations	0	0			0
Long-term borrowings	0	0			0
Deferred tax liability	(66)	(64)			(61)
Separate account liabilities	0	0			0
Liabilities associated with discontinued operations	0	0			0
Total liabilities	(65)	(63)			(60)
Stockholders' equity:
Common stock	1	1			1
Additional paid-in capital	12,131	12,127			12,136
Accumulated other comprehensive income (loss)	4,824	5,202			4,047
Retained earnings	1,966	1,863			1,537
Treasury stock, at cost	(2,700)	(2,700)			(2,700)
Total Genworth Financial, Inc.'s stockholders' equity	16,222	16,493			15,021
Noncontrolling interests	0	0			0
Total stockholders' equity	16,222	16,493			15,021
Total liabilities and stockholders' equity	16,157	16,430			14,961
Issuer
Assets
Fixed maturity securities available-for-sale, at fair value	151	151			11
Equity securities available-for-sale, at fair value	0	0			0
Commercial mortgage loans	0	0			0
Restricted commercial mortgage loans related to securitization entities	0	0			0
Policy loans	0	0			0
Other invested assets	3	5			64
Restricted other invested assets related to securitization entities	0	0			0
Investments in subsidiaries	17,473	17,725			16,599
Total investments	17,627	17,881			16,674
Cash and cash equivalents	805	843		1,272	907		813
Accrued investment income	0	0			0
Deferred acquisition costs	0	0			0
Intangible assets	0	0			0
Goodwill	0	0			0
Reinsurance recoverable	0	0			0
Other assets	261	294			346
Intercompany notes receivable	246	254			223
Separate account assets	0	0			0
Assets associated with discontinued operations	0	0			0
Total assets	18,939	19,272			18,150
Liabilities and stockholders' equity
Future policy benefits	0	0			0
Policyholder account balances	0	0			0
Liability for policy and contract claims	0	0			0
Unearned premiums	0	0			0
Other liabilities	430	342			464
Intercompany notes payable	618	688			630
Borrowings related to securitization entities	0	0			0
Non-recourse funding obligations	0	0			0
Long-term borrowings	4,203	4,203			4,165
Deferred tax liability	(709)	(672)			(404)
Separate account liabilities	0	0			0
Liabilities associated with discontinued operations	0	0			0
Total liabilities	4,542	4,561			4,855
Stockholders' equity:
Common stock	0	0			0
Additional paid-in capital	9,311	9,311			9,329
Accumulated other comprehensive income (loss)	4,734	5,100			3,995
Retained earnings	352	300			(29)
Treasury stock, at cost	0	0			0
Total Genworth Financial, Inc.'s stockholders' equity	14,397	14,711			13,295
Noncontrolling interests	0	0			0
Total stockholders' equity	14,397	14,711			13,295
Total liabilities and stockholders' equity	18,939	19,272			18,150
All Other Subsidiaries
Assets
Fixed maturity securities available-for-sale, at fair value	61,131	62,210			58,484
Equity securities available-for-sale, at fair value	490	518			359
Commercial mortgage loans	5,866	5,872			6,092
Restricted commercial mortgage loans related to securitization entities	324	341			411
Policy loans	1,606	1,601			1,549
Other invested assets	2,981	3,488			4,761
Restricted other invested assets related to securitization entities	399	393			377
Investments in subsidiaries	0	0			0
Total investments	72,797	74,423			72,033
Cash and cash equivalents	2,992	2,789		2,880	3,536		2,281
Accrued investment income	776	719			695
Deferred acquisition costs	5,050	5,036			5,193
Intangible assets	346	366			468
Goodwill	868	868			958
Reinsurance recoverable	17,211	17,230			16,998
Other assets	445	417			562
Intercompany notes receivable	418	488			430
Separate account assets	10,140	9,937			10,122
Assets associated with discontinued operations	439	439			506
Total assets	111,482	112,712			111,501
Liabilities and stockholders' equity
Future policy benefits	33,601	33,505			32,175
Policyholder account balances	25,886	26,262			26,345
Liability for policy and contract claims	7,343	7,509			7,620
Unearned premiums	4,193	4,333			4,223
Other liabilities	4,609	4,901			5,847
Intercompany notes payable	246	254			223
Borrowings related to securitization entities	329	336			396
Non-recourse funding obligations	2,062	2,066			3,256
Long-term borrowings	563	573			561
Deferred tax liability	1,907	2,243			1,276
Separate account liabilities	10,140	9,937			10,122
Liabilities associated with discontinued operations	86	61			80
Total liabilities	90,965	91,980			92,124
Stockholders' equity:
Common stock	0	0			0
Additional paid-in capital	17,326	16,777			16,749
Accumulated other comprehensive income (loss)	4,819	5,197			4,040
Retained earnings	(2,920)	(2,535)			(2,527)
Treasury stock, at cost	0	0			0
Total Genworth Financial, Inc.'s stockholders' equity	19,225	19,439			18,262
Noncontrolling interests	1,292	1,293			1,115
Total stockholders' equity	20,517	20,732			19,377
Total liabilities and stockholders' equity	111,482	112,712			111,501
Eliminations
Assets
Fixed maturity securities available-for-sale, at fair value	(200)	(200)			(200)
Equity securities available-for-sale, at fair value	0	0			0
Commercial mortgage loans	0	0			0
Restricted commercial mortgage loans related to securitization entities	0	0			0
Policy loans	0	0			0
Other invested assets	(2)	0			(6)
Restricted other invested assets related to securitization entities	0	0			0
Investments in subsidiaries	(33,628)	(34,154)			(31,560)
Total investments	(33,830)	(34,354)			(31,766)
Cash and cash equivalents	0	0		0	0		0
Accrued investment income	(7)	(4)			(4)
Deferred acquisition costs	0	0			0
Intangible assets	0	0			0
Goodwill	0	0			0
Reinsurance recoverable	0	0			0
Other assets	(2)	(2)			(2)
Intercompany notes receivable	(664)	(742)			(653)
Separate account assets	0	0			0
Assets associated with discontinued operations	0	0			0
Total assets	(34,503)	(35,102)			(32,425)
Liabilities and stockholders' equity
Future policy benefits	0	0			0
Policyholder account balances	0	0			0
Liability for policy and contract claims	0	0			0
Unearned premiums	0	0			0
Other liabilities	(12)	(5)			(11)
Intercompany notes payable	(864)	(942)			(853)
Borrowings related to securitization entities	0	0			0
Non-recourse funding obligations	0	0			0
Long-term borrowings	0	0			0
Deferred tax liability	0	0			0
Separate account liabilities	0	0			0
Liabilities associated with discontinued operations	0	0			0
Total liabilities	(876)	(947)			(864)
Stockholders' equity:
Common stock	0	0			0
Additional paid-in capital	(26,637)	(26,088)			(26,078)
Accumulated other comprehensive income (loss)	(9,553)	(10,297)			(8,035)
Retained earnings	2,568	2,235			2,557
Treasury stock, at cost	0	0			0
Total Genworth Financial, Inc.'s stockholders' equity	(33,622)	(34,150)			(31,556)
Noncontrolling interests	(5)	(5)			(5)
Total stockholders' equity	(33,627)	(34,155)			(31,561)
Total liabilities and stockholders' equity	$ (34,503)	$ (35,102)			$ (32,425)

[1]	On July 1, 2010, we adopted a new accounting standard related to embedded credit derivatives. The adoption of this standard had a net unfavorable impact of $3 million on DAC.
[2]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2012 were reduced by loss mitigation activities of $73 million, including $70 million related to workouts, loan modifications and pre-sales, and $3 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $601 million for the year ended December 31, 2012, including $574 million related to workouts, loan modifications and pre-sales, and $27 million related to rescissions, net of reinstatements of $31 million.
[3]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million for the year ended December 31, 2011, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.
[4]	Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million for the year ended December 31, 2010, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.

Condensed Consolidated Income Statement (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Premiums	$ 1,261							$ 1,106						$ 5,041	$ 5,688	$ 5,833
Net investment income	814							832						3,343	3,380	3,266
Net investment gains (losses)	(61)							37						27	(195)	(143)
Insurance and investment product fees and other	289							340						1,229	1,050	760
Total revenues	2,303	2,467		2,456		2,402		2,315		2,510	2,426	2,532	2,455	9,640	9,923	9,716
Benefits and expenses:
Benefits and other changes in policy reserves	1,201							1,232						5,378	5,941	6,001
Interest credited	184							195						775	794	841
Acquisition and operating expenses, net of deferrals	433							440						1,594	1,930	1,938
Amortization of deferred acquisition costs and intangibles	122							271						722	593	622
Goodwill impairment				89										89	29	0
Interest expense	126							95						476	506	457
Total benefits and expenses	2,066	2,134	[1]	2,374	[1]	2,293	[1]	2,233	[1]	2,346	2,414	2,669	2,364	9,034	9,793	9,859
Income (loss) from continuing operations before income taxes	237							82						606	130	(143)
Provision (benefit) for income taxes	76							15						138	(11)	(279)
Equity in income of subsidiaries	0							0						0	0	0
Income from continuing operations	161	260	[1]	59	[1]	82	[1]	67	[1]	211	(11)	(138)	79	468	141	136
Income (loss) from discontinued operations, net of taxes	(20)	6		12		27		12		(23)	19	27	13	57	36	45
Net income	141	266	[1]	71	[1]	109	[1]	79	[1]	188	8	(111)	92	525	177	181
Less: net income attributable to noncontrolling interests	38	98	[1]	36	[1]	33	[1]	33	[1]	33	36	36	34	200	139	143
Net income available to Genworth's common stockholders	103	168	[1]	35	[1]	76	[1]	46	[1]	155	(28)	(147)	58	325	38	38
Parent Guarantor
Revenues:
Premiums	0							0						0	0	0
Net investment income	0							0						0	0	0
Net investment gains (losses)	0							0						0	0	0
Insurance and investment product fees and other	0							0						0	0	0
Total revenues	0							0						0	0	0
Benefits and expenses:
Benefits and other changes in policy reserves	0							0						0	0	0
Interest credited	0							0						0	0	0
Acquisition and operating expenses, net of deferrals	0							3						7	32	41
Amortization of deferred acquisition costs and intangibles	0							0						0	0	0
Goodwill impairment														0	0
Interest expense	0							0						0	0	0
Total benefits and expenses	0							3						7	32	41
Income (loss) from continuing operations before income taxes	0							(3)						(7)	(32)	(41)
Provision (benefit) for income taxes	0							(1)						(3)	(11)	(14)
Equity in income of subsidiaries	103							48						329	59	65
Income from continuing operations	103							46						325	38	38
Income (loss) from discontinued operations, net of taxes	0							0						0	0	0
Net income	103							46						325	38	38
Less: net income attributable to noncontrolling interests	0							0						0	0	0
Net income available to Genworth's common stockholders	103							46						325	38	38
Issuer
Revenues:
Premiums	0							0						0	0	0
Net investment income	0							0						1	2	4
Net investment gains (losses)	(4)							(22)						(29)	(18)	(4)
Insurance and investment product fees and other	0							(1)						(1)	2	7
Total revenues	(4)							(23)						(29)	(14)	7
Benefits and expenses:
Benefits and other changes in policy reserves	0							0						0	0	0
Interest credited	0							0						0	0	0
Acquisition and operating expenses, net of deferrals	0							0						8	1	1
Amortization of deferred acquisition costs and intangibles	0							0						0	0	0
Goodwill impairment														0	0
Interest expense	80							69						315	325	284
Total benefits and expenses	80							69						323	326	285
Income (loss) from continuing operations before income taxes	(84)							(92)						(352)	(340)	(278)
Provision (benefit) for income taxes	(39)							(30)						(110)	(120)	(132)
Equity in income of subsidiaries	122							125						636	769	804
Income from continuing operations	77							63						394	549	658
Income (loss) from discontinued operations, net of taxes	(5)							0						0	0	0
Net income	72							63						394	549	658
Less: net income attributable to noncontrolling interests	0							0						0	0	0
Net income available to Genworth's common stockholders	72							63						394	549	658
All Other Subsidiaries
Revenues:
Premiums	1,261							1,106						5,041	5,688	5,833
Net investment income	818							836						3,357	3,393	3,278
Net investment gains (losses)	(57)							59						56	(177)	(139)
Insurance and investment product fees and other	290							342						1,234	1,053	757
Total revenues	2,312							2,343						9,688	9,957	9,729
Benefits and expenses:
Benefits and other changes in policy reserves	1,201							1,232						5,378	5,941	6,001
Interest credited	184							195						775	794	841
Acquisition and operating expenses, net of deferrals	433							437						1,579	1,900	1,898
Amortization of deferred acquisition costs and intangibles	122							271						722	593	622
Goodwill impairment														89	29
Interest expense	51							30						179	198	191
Total benefits and expenses	1,991							2,165						8,722	9,455	9,553
Income (loss) from continuing operations before income taxes	321							178						966	502	176
Provision (benefit) for income taxes	115							46						251	120	(133)
Equity in income of subsidiaries	0							0						(38)	0	0
Income from continuing operations	206							132						677	382	309
Income (loss) from discontinued operations, net of taxes	(15)							12						57	36	45
Net income	191							144						734	418	354
Less: net income attributable to noncontrolling interests	38							33						200	139	143
Net income available to Genworth's common stockholders	153							111						534	279	211
Eliminations
Revenues:
Premiums	0							0						0	0	0
Net investment income	(4)							(4)						(15)	(15)	(16)
Net investment gains (losses)	0							0						0	0	0
Insurance and investment product fees and other	(1)							(1)						(4)	(5)	(4)
Total revenues	(5)							(5)						(19)	(20)	(20)
Benefits and expenses:
Benefits and other changes in policy reserves	0							0						0	0	0
Interest credited	0							0						0	0	0
Acquisition and operating expenses, net of deferrals	0							0						0	(3)	(2)
Amortization of deferred acquisition costs and intangibles	0							0						0	0	0
Goodwill impairment														0	0
Interest expense	(5)							(4)						(18)	(17)	(18)
Total benefits and expenses	(5)							(4)						(18)	(20)	(20)
Income (loss) from continuing operations before income taxes	0							(1)						(1)	0	0
Provision (benefit) for income taxes	0							0						0	0	0
Equity in income of subsidiaries	(225)							(173)						(927)	(828)	(869)
Income from continuing operations	(225)							(174)						(928)	(828)	(869)
Income (loss) from discontinued operations, net of taxes	0							0						0	0	0
Net income	(225)							(174)						(928)	(828)	(869)
Less: net income attributable to noncontrolling interests	0							0						0	0	0
Net income available to Genworth's common stockholders	$ (225)							$ (174)						$ (928)	$ (828)	$ (869)

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Condensed Consolidating Statement of Comprehensive Income (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended														12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net income	$ 141		$ 266	[1]	$ 71	[1]	$ 109	[1]	$ 79	[1]	$ 188	$ 8	$ (111)	$ 92	$ 525	$ 177	$ 181
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(217)								(185)						1,078	1,615	950
Net unrealized gains (losses) on other-than-temporarily impaired securities	26								21						78	(11)	126
Derivatives qualifying as hedges	(110)	[2]							(329)	[2]					(100)	1,085	122
Foreign currency translation and other adjustments	(104)								116						126	(135)	286
Total other comprehensive income (loss)	(405)								(377)						1,182	2,554	1,484
Total comprehensive income (loss)	(264)								(298)						1,707	2,731	1,665
Less: comprehensive income attributable to noncontrolling interests	11								47						227	152	209
Total comprehensive income (loss) available to Genworth Financial, Inc.'s common stockholders	(275)								(345)						1,480	2,579	1,456
Parent Guarantor
Condensed Financial Statements, Captions [Line Items]
Net income	103								46						325	38	38
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(221)								(179)						1,075	1,576	939
Net unrealized gains (losses) on other-than-temporarily impaired securities	26								21						78	(11)	126
Derivatives qualifying as hedges	(110)								(329)						(100)	1,085	122
Foreign currency translation and other adjustments	(73)								96						102	(109)	231
Total other comprehensive income (loss)	(378)								(391)						1,155	2,541	1,418
Total comprehensive income (loss)	(275)								(345)						1,480	2,579	1,456
Less: comprehensive income attributable to noncontrolling interests															0	0	0
Total comprehensive income (loss) available to Genworth Financial, Inc.'s common stockholders	(275)								(345)						1,480	2,579	1,456
Issuer
Condensed Financial Statements, Captions [Line Items]
Net income	72								63						394	549	658
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(227)								(184)						1,046	1,487	953
Net unrealized gains (losses) on other-than-temporarily impaired securities	26								21						78	(11)	123
Derivatives qualifying as hedges	(110)								(329)						(100)	1,085	122
Foreign currency translation and other adjustments	(55)								82						81	(162)	235
Total other comprehensive income (loss)	(366)								(410)						1,105	2,399	1,433
Total comprehensive income (loss)	(294)								(347)						1,499	2,948	2,091
Less: comprehensive income attributable to noncontrolling interests															0	0	0
Total comprehensive income (loss) available to Genworth Financial, Inc.'s common stockholders	(294)								(347)						1,499	2,948	2,091
All Other Subsidiaries
Condensed Financial Statements, Captions [Line Items]
Net income	191								144						734	418	354
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(227)								(185)						1,078	1,616	949
Net unrealized gains (losses) on other-than-temporarily impaired securities	26								22						78	(10)	125
Derivatives qualifying as hedges	(110)								(328)						(98)	1,080	114
Foreign currency translation and other adjustments	(104)								116						126	(134)	285
Total other comprehensive income (loss)	(405)								(375)						1,184	2,552	1,473
Total comprehensive income (loss)	(214)								(231)						1,918	2,970	1,827
Less: comprehensive income attributable to noncontrolling interests	11								47						227	152	209
Total comprehensive income (loss) available to Genworth Financial, Inc.'s common stockholders	(225)								(278)						1,691	2,818	1,618
Eliminations
Condensed Financial Statements, Captions [Line Items]
Net income	(225)								(174)						(928)	(828)	(869)
Other comprehensive income (loss):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	448								363						(2,121)	(3,064)	(1,891)
Net unrealized gains (losses) on other-than-temporarily impaired securities	(52)								(43)						(156)	21	(248)
Derivatives qualifying as hedges	220								657						198	(2,165)	(236)
Foreign currency translation and other adjustments	128								(178)						(183)	270	(465)
Total other comprehensive income (loss)	744								799						(2,262)	(4,938)	(2,840)
Total comprehensive income (loss)	519								625						(3,190)	(5,766)	(3,709)
Less: comprehensive income attributable to noncontrolling interests															0	0	0
Total comprehensive income (loss) available to Genworth Financial, Inc.'s common stockholders	$ 519								$ 625						$ (3,190)	$ (5,766)	$ (3,709)

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	See note 5 for additional information.

Condensed Consolidating Statement of Cash Flows (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income	$ 141	$ 79	[1]	$ 525	$ 177	$ 181
Less (income) loss from discontinued operations, net of taxes	20	(12)		(57)	(36)	(45)
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	0	0		0	0	0
Dividends from subsidiaries	0	0		0	0	0
Amortization of fixed maturity discounts and premiums and limited partnerships	(5)	(19)		(88)	(77)	(55)
Net investment losses (gains)	61	(37)		(27)	195	143
Charges assessed to policyholders	(202)	(187)		(801)	(690)	(506)
Acquisition costs deferred	(105)	(154)		(611)	(637)	(587)
Amortization of deferred acquisition costs and intangibles	122	271		722	593	622
Goodwill impairment				89	29	0
Deferred income taxes	(182)	21		82	(350)	(337)
Gain on sale of subsidiary				0	(36)	0
Net increase (decrease) in trading securities, held- for-sale investments and derivative instruments	(27)	(45)		191	1,451	(100)
Stock-based compensation expense	9	9		26	31	44
Change in certain assets and liabilities:
Accrued investment income and other assets	(42)	(99)		(68)	(174)	(31)
Insurance reserves	541	369		2,330	2,507	2,413
Current tax liabilities	202	(87)		(234)	145	(173)
Other liabilities and other policy-related balances	(474)	(370)		(1,166)	(73)	(271)
Cash from operating activities-discontinued operations	1	9		49	70	38
Net cash from operating activities	60	(252)		962	3,125	1,336
Cash flows from investing activities:
Fixed maturity securities	1,212	969		5,176	5,233	4,589
Commercial mortgage loans	212	142		891	912	769
Restricted commercial mortgage loans related to securitization entities	17	14		67	96	52
Proceeds from sales of investments:
Fixed maturity and equity securities	1,310	1,717		5,735	6,284	4,643
Purchases and originations of investments:
Fixed maturity and equity securities	(2,069)	(3,049)		(12,322)	(11,885)	(13,236)
Commercial mortgage loans	(203)	(81)		(692)	(300)	(105)
Other invested assets, net	(26)	436		416	(529)	1,580
Policy loans, net	0	(6)		(29)	(79)	(68)
Intercompany notes receivable	0	0		0	0	0
Capital contributions to subsidiaries	0	0		0	0	0
Proceeds from sale of a subsidiary, net of cash transferred				77	211	0
Payments for businesses purchased, net of cash acquired				0	(3)	(40)
Cash from investing activities-discontinued operations	0	(18)		(41)	1	1
Net cash from investing activities	453	124		(722)	(59)	(1,815)
Cash flows from financing activities:
Deposits to universal life and investment contracts	445	662		2,810	2,664	2,737
Withdrawals from universal life and investment contracts	(678)	(600)		(2,781)	(3,688)	(4,429)
Redemption and repurchase of non-recourse funding obligations	(4)	(563)		(1,056)	(130)	(6)
Proceeds from the issuance of long-term debt	0	361		361	545	1,204
Repayment and repurchase of long-term debt				(322)	(760)	(6)
Repayment of borrowings related to securitization entities	(17)	(19)		(72)	(96)	(61)
Repayment of borrowings from subsidiaries						0
Proceeds from intercompany notes payable	0	0		0	0	0
Repurchase of subsidiary shares				0	(71)	(131)
Dividends paid to noncontrolling interests	(13)	(12)		(50)	(67)	(43)
Other, net	(32)	(17)		54	26	(747)
Cash from financing activities-discontinued operations	0	(1)		(45)	(64)	(30)
Net cash from financing activities	(299)	(189)		(1,101)	(1,641)	(1,512)
Effect of exchange rate changes on cash and cash equivalents	(48)	16		26	(69)	121
Net change in cash and cash equivalents	166	(301)		(835)	1,356	(1,870)
Cash and cash equivalents at beginning of period	3,653	4,488		4,488	3,132	5,002
Cash and cash equivalents at end of period	3,819	4,187		3,653	4,488	3,132
Less cash and cash equivalents of discontinued operations at end of period	22	35		21	45	38
Cash and cash equivalents of continuing operations at end of period	3,797	4,152		3,632	4,443	3,094
Parent Guarantor
Cash flows from operating activities:
Net income	103	46		325	38	38
Less (income) loss from discontinued operations, net of taxes	0	0		0	0	0
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	(103)	(48)		(329)	(59)	(65)
Dividends from subsidiaries	0	0		0	0	0
Amortization of fixed maturity discounts and premiums and limited partnerships	0	0		0	0	0
Net investment losses (gains)	0	0		0	0	0
Charges assessed to policyholders	0	0		0	0	0
Acquisition costs deferred	0	0		0	0	0
Amortization of deferred acquisition costs and intangibles	0	0		0	0	0
Goodwill impairment				0	0
Deferred income taxes	0	(1)		(3)	(11)	(14)
Gain on sale of subsidiary					0
Net increase (decrease) in trading securities, held- for-sale investments and derivative instruments	0	0		0	0	0
Stock-based compensation expense	0	3		7	32	41
Change in certain assets and liabilities:
Accrued investment income and other assets	0	0		0	0	0
Insurance reserves	0	0		0	0	0
Current tax liabilities	0	0		0	0	0
Other liabilities and other policy-related balances	0	0		0	0	0
Cash from operating activities-discontinued operations	0	0		0	0	0
Net cash from operating activities	0	0		0	0	0
Cash flows from investing activities:
Fixed maturity securities	0	0		0	0	0
Commercial mortgage loans	0	0		0	0	0
Restricted commercial mortgage loans related to securitization entities	0	0		0	0	0
Proceeds from sales of investments:
Fixed maturity and equity securities	0	0		0	0	0
Purchases and originations of investments:
Fixed maturity and equity securities	0	0		0	0	0
Commercial mortgage loans	0	0		0	0	0
Other invested assets, net	0	0		0	0	0
Policy loans, net	0	0		0	0	0
Intercompany notes receivable	0	0		0	0	0
Capital contributions to subsidiaries	0	0		0	0	0
Proceeds from sale of a subsidiary, net of cash transferred				0	0
Payments for businesses purchased, net of cash acquired					0	0
Cash from investing activities-discontinued operations	0	0		0	0	0
Net cash from investing activities	0	0		0	0	0
Cash flows from financing activities:
Deposits to universal life and investment contracts	0	0		0	0	0
Withdrawals from universal life and investment contracts	0	0		0	0	0
Redemption and repurchase of non-recourse funding obligations	0	0		0	0	0
Proceeds from the issuance of long-term debt		0		0	0	0
Repayment and repurchase of long-term debt				0	0	0
Repayment of borrowings related to securitization entities	0	0		0	0	0
Repayment of borrowings from subsidiaries						0
Proceeds from intercompany notes payable	0	0		0	0	0
Repurchase of subsidiary shares					0	0
Dividends paid to noncontrolling interests	0	0		0	0	0
Other, net	0	0		0	0	0
Cash from financing activities-discontinued operations	0	0		0	0	0
Net cash from financing activities	0	0		0	0	0
Effect of exchange rate changes on cash and cash equivalents	0	0		0	0	0
Net change in cash and cash equivalents	0	0		0	0	0
Cash and cash equivalents at beginning of period	0	0		0	0	0
Cash and cash equivalents at end of period	0	0		0	0	0
Less cash and cash equivalents of discontinued operations at end of period	0	0		0	0	0
Cash and cash equivalents of continuing operations at end of period	0	0		0	0	0
Issuer
Cash flows from operating activities:
Net income	72	63		394	549	658
Less (income) loss from discontinued operations, net of taxes	5	0		0	0	0
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	(122)	(125)		(636)	(769)	(804)
Dividends from subsidiaries	11	10		545	478	342
Amortization of fixed maturity discounts and premiums and limited partnerships	0	0		0	0	0
Net investment losses (gains)	4	22		29	18	4
Charges assessed to policyholders	0	0		0	0	0
Acquisition costs deferred	0	0		0	0	0
Amortization of deferred acquisition costs and intangibles	0	0		0	0	0
Goodwill impairment				0	0
Deferred income taxes	(47)	(17)		(274)	(115)	(67)
Gain on sale of subsidiary					0
Net increase (decrease) in trading securities, held- for-sale investments and derivative instruments	(3)	(6)		(27)	(47)	(93)
Stock-based compensation expense	0	0		16	0	0
Change in certain assets and liabilities:
Accrued investment income and other assets	74	(19)		53	28	0
Insurance reserves	0	0		0	0	0
Current tax liabilities	43	176		(43)	22	19
Other liabilities and other policy-related balances	17	37		10	62	31
Cash from operating activities-discontinued operations	(5)	0		0	0	0
Net cash from operating activities	49	141		67	226	90
Cash flows from investing activities:
Fixed maturity securities	0	0		0	0	0
Commercial mortgage loans	0	0		0	0	0
Restricted commercial mortgage loans related to securitization entities	0	0		0	0	0
Proceeds from sales of investments:
Fixed maturity and equity securities	0	0		10	201	0
Purchases and originations of investments:
Fixed maturity and equity securities	0	(100)		(150)	(10)	(201)
Commercial mortgage loans	0	0		0	0	0
Other invested assets, net	0	0		30	(30)	0
Policy loans, net	0	0		0	0	0
Intercompany notes receivable	8	1		(31)	(66)	(35)
Capital contributions to subsidiaries	(22)	0		(20)	(15)	(203)
Proceeds from sale of a subsidiary, net of cash transferred				0	0
Payments for businesses purchased, net of cash acquired					2	(40)
Cash from investing activities-discontinued operations	0	(18)		(18)	0	0
Net cash from investing activities	(14)	(117)		(179)	82	(479)
Cash flows from financing activities:
Deposits to universal life and investment contracts	0	0		0	0	0
Withdrawals from universal life and investment contracts	0	0		0	0	0
Redemption and repurchase of non-recourse funding obligations	0	0		0	0	0
Proceeds from the issuance of long-term debt		361		361	397	793
Repayment and repurchase of long-term debt				(322)	(760)	(6)
Repayment of borrowings related to securitization entities	0	0		0	0	0
Repayment of borrowings from subsidiaries						(33)
Proceeds from intercompany notes payable	(70)	(20)		58	(13)	26
Repurchase of subsidiary shares					0	0
Dividends paid to noncontrolling interests	0	0		0	0	0
Other, net	(3)	0		(49)	162	(967)
Cash from financing activities-discontinued operations	0	0		0	0	0
Net cash from financing activities	(73)	341		48	(214)	(187)
Effect of exchange rate changes on cash and cash equivalents	0	0		0	0	91
Net change in cash and cash equivalents	(38)	365		(64)	94	(485)
Cash and cash equivalents at beginning of period	843	907		907	813	1,298
Cash and cash equivalents at end of period	805	1,272		843	907	813
Less cash and cash equivalents of discontinued operations at end of period	0	0		0	0	0
Cash and cash equivalents of continuing operations at end of period	805	1,272		843	907	813
All Other Subsidiaries
Cash flows from operating activities:
Net income	191	144		734	418	354
Less (income) loss from discontinued operations, net of taxes	15	(12)		(57)	(36)	(45)
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	0	0		38	0	0
Dividends from subsidiaries	(11)	(10)		(545)	(478)	(342)
Amortization of fixed maturity discounts and premiums and limited partnerships	(5)	(19)		(88)	(77)	(55)
Net investment losses (gains)	57	(59)		(56)	177	139
Charges assessed to policyholders	(202)	(187)		(801)	(690)	(506)
Acquisition costs deferred	(105)	(154)		(611)	(637)	(587)
Amortization of deferred acquisition costs and intangibles	122	271		722	593	622
Goodwill impairment				89	29
Deferred income taxes	(135)	39		359	(224)	(256)
Gain on sale of subsidiary					(36)
Net increase (decrease) in trading securities, held- for-sale investments and derivative instruments	(24)	(39)		218	1,498	(7)
Stock-based compensation expense	9	6		3	(1)	3
Change in certain assets and liabilities:
Accrued investment income and other assets	(120)	(77)		(122)	(203)	(34)
Insurance reserves	541	369		2,330	2,507	2,413
Current tax liabilities	159	(263)		(191)	123	(192)
Other liabilities and other policy-related balances	(485)	(413)		(1,181)	(151)	(306)
Cash from operating activities-discontinued operations	6	9		49	70	38
Net cash from operating activities	13	(395)		890	2,882	1,239
Cash flows from investing activities:
Fixed maturity securities	1,212	969		5,176	5,233	4,589
Commercial mortgage loans	212	142		891	912	769
Restricted commercial mortgage loans related to securitization entities	17	14		67	96	52
Proceeds from sales of investments:
Fixed maturity and equity securities	1,310	1,717		5,725	6,083	4,643
Purchases and originations of investments:
Fixed maturity and equity securities	(2,069)	(2,949)		(12,172)	(11,875)	(13,002)
Commercial mortgage loans	(203)	(81)		(692)	(300)	(105)
Other invested assets, net	(28)	438		391	(482)	1,587
Policy loans, net	0	(6)		(29)	(79)	(68)
Intercompany notes receivable	70	20		(58)	13	(26)
Capital contributions to subsidiaries	22	0		20	15	203
Proceeds from sale of a subsidiary, net of cash transferred				77	211
Payments for businesses purchased, net of cash acquired					(5)	0
Cash from investing activities-discontinued operations	0	0		(23)	1	1
Net cash from investing activities	543	264		(627)	(177)	(1,357)
Cash flows from financing activities:
Deposits to universal life and investment contracts	445	662		2,810	2,664	2,737
Withdrawals from universal life and investment contracts	(678)	(600)		(2,781)	(3,688)	(4,429)
Redemption and repurchase of non-recourse funding obligations	(4)	(563)		(1,056)	(130)	(6)
Proceeds from the issuance of long-term debt		0		0	148	411
Repayment and repurchase of long-term debt				0	0	0
Repayment of borrowings related to securitization entities	(17)	(19)		(72)	(96)	(61)
Repayment of borrowings from subsidiaries						0
Proceeds from intercompany notes payable	(8)	(1)		31	66	35
Repurchase of subsidiary shares					(71)	(131)
Dividends paid to noncontrolling interests	(13)	(12)		(50)	(67)	(43)
Other, net	(29)	(17)		103	(136)	220
Cash from financing activities-discontinued operations	0	(1)		(45)	(64)	(30)
Net cash from financing activities	(304)	(551)		(1,060)	(1,374)	(1,297)
Effect of exchange rate changes on cash and cash equivalents	(48)	16		26	(69)	30
Net change in cash and cash equivalents	204	(666)		(771)	1,262	(1,385)
Cash and cash equivalents at beginning of period	2,810	3,581		3,581	2,319	3,704
Cash and cash equivalents at end of period	3,014	2,915		2,810	3,581	2,319
Less cash and cash equivalents of discontinued operations at end of period	22	35		21	45	38
Cash and cash equivalents of continuing operations at end of period	2,992	2,880		2,789	3,536	2,281
Eliminations
Cash flows from operating activities:
Net income	(225)	(174)		(928)	(828)	(869)
Less (income) loss from discontinued operations, net of taxes	0	0		0	0	0
Adjustments to reconcile net income to net cash from operating activities:
Equity in earnings of subsidiaries	225	173		927	828	869
Dividends from subsidiaries	0	0		0	0	0
Amortization of fixed maturity discounts and premiums and limited partnerships	0	0		0	0	0
Net investment losses (gains)	0	0		0	0	0
Charges assessed to policyholders	0	0		0	0	0
Acquisition costs deferred	0	0		0	0	0
Amortization of deferred acquisition costs and intangibles	0	0		0	0	0
Goodwill impairment				0	0
Deferred income taxes	0	0		0	0	0
Gain on sale of subsidiary					0
Net increase (decrease) in trading securities, held- for-sale investments and derivative instruments	0	0		0	0	0
Stock-based compensation expense	0	0		0	0	0
Change in certain assets and liabilities:
Accrued investment income and other assets	4	(3)		1	1	3
Insurance reserves	0	0		0	0	0
Current tax liabilities	0	0		0	0	0
Other liabilities and other policy-related balances	(6)	6		5	16	4
Cash from operating activities-discontinued operations	0	0		0	0	0
Net cash from operating activities	(2)	2		5	17	7
Cash flows from investing activities:
Fixed maturity securities	0	0		0	0	0
Commercial mortgage loans	0	0		0	0	0
Restricted commercial mortgage loans related to securitization entities	0	0		0	0	0
Proceeds from sales of investments:
Fixed maturity and equity securities	0	0		0	0	0
Purchases and originations of investments:
Fixed maturity and equity securities	0	0		0	0	(33)
Commercial mortgage loans	0	0		0	0	0
Other invested assets, net	2	(2)		(5)	(17)	(7)
Policy loans, net	0	0		0	0	0
Intercompany notes receivable	(78)	(21)		89	53	61
Capital contributions to subsidiaries	0	0		0	0	0
Proceeds from sale of a subsidiary, net of cash transferred				0	0
Payments for businesses purchased, net of cash acquired					0	0
Cash from investing activities-discontinued operations	0	0		0	0	0
Net cash from investing activities	(76)	(23)		84	36	21
Cash flows from financing activities:
Deposits to universal life and investment contracts	0	0		0	0	0
Withdrawals from universal life and investment contracts	0	0		0	0	0
Redemption and repurchase of non-recourse funding obligations	0	0		0	0	0
Proceeds from the issuance of long-term debt		0		0	0	0
Repayment and repurchase of long-term debt				0	0	0
Repayment of borrowings related to securitization entities	0	0		0	0	0
Repayment of borrowings from subsidiaries						33
Proceeds from intercompany notes payable	78	21		(89)	(53)	(61)
Repurchase of subsidiary shares					0	0
Dividends paid to noncontrolling interests	0	0		0	0	0
Other, net	0	0		0	0	0
Cash from financing activities-discontinued operations	0	0		0	0	0
Net cash from financing activities	78	21		(89)	(53)	(28)
Effect of exchange rate changes on cash and cash equivalents	0	0		0	0	0
Net change in cash and cash equivalents	0	0		0	0	0
Cash and cash equivalents at beginning of period	0	0		0	0	0
Cash and cash equivalents at end of period	0	0		0	0	0
Less cash and cash equivalents of discontinued operations at end of period	0	0		0	0	0
Cash and cash equivalents of continuing operations at end of period	$ 0	$ 0		$ 0	$ 0	$ 0

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Schedule I Genworth Financial, Inc. Summary of Investments-Other Than Investments In Related Parties (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	$ 67,343
Fair value
Carrying value	74,379
Commercial mortgage loans
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	5,872
Fair value
Carrying value	5,872
Restricted commercial mortgage loans
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	341
Fair value
Carrying value	341
Policy loans
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	1,601
Fair value
Carrying value	1,601
Other invested assets
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	2,581	[1]
Fair value		[1]
Carrying value	3,493	[1]
Restricted other invested assets
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	393
Fair value
Carrying value	393
Fixed maturity securities
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	56,072
Fair value	62,161
Carrying value	62,161
Fixed maturity securities | Bonds | US government agencies debt securities
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	4,484
Fair value	5,491
Carrying value	5,491
Fixed maturity securities | Bonds | Tax-exempt
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	308
Fair value	294
Carrying value	294
Fixed maturity securities | Bonds | Government - non-U.S.
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	2,173
Fair value	2,422
Carrying value	2,422
Fixed maturity securities | Bonds | Public Utility, Bonds
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	3,918
Fair value	4,569
Carrying value	4,569
Fixed maturity securities | Bonds | All Other Corporate Bonds
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	45,189
Fair value	49,385
Carrying value	49,385
Equity securities
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Amortized cost or cost	483
Fair value	518
Carrying value	$ 518

[1]	The amount shown in the consolidated balance sheet for other invested assets differs from amortized cost or cost presented, as other invested assets include certain assets with a carrying amount that differs from amortized cost or cost.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Balance Sheets) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Mar. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Investments:
Investments in subsidiaries	$ 0		$ 0				$ 0
Fixed maturity securities available-for-sale, at fair value	61,082		62,161				58,295
Other invested assets	2,982		3,493				4,819
Total investments	72,749		74,379				71,902
Cash and cash equivalents	3,797		3,632		4,152		4,443		3,094
Deferred tax asset			2,715				2,652
Other assets	706		710				906
Total assets	112,075		113,312				112,187
Liabilities:
Other liabilities	5,028		5,239				6,301
Borrowings from subsidiaries	0		0				0
Long-term borrowings	4,766		4,776				4,726
Total liabilities	94,566		95,531				96,055
Commitments and contingencies
Stockholders' equity:
Class A common stock	1		1				1
Additional paid-in capital	12,131		12,127				12,136
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,471		2,692				1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(28)		(54)				(132)
Net unrealized investment gains (losses)	2,443	[1]	2,638	[1]	1,327	[1]	1,485	[1]	(80)	(1,405)
Derivatives qualifying as hedges	1,799	[2]	1,909	[2]	1,680	[2]	2,009	[2]	924	802
Foreign currency translation and other adjustments	582		655				553
Total accumulated other comprehensive income (loss)	4,824		5,202		3,656		4,047
Retained earnings	1,966		1,863				1,538
Treasury stock, at cost	(2,700)		(2,700)				(2,700)
Total Genworth Financial, Inc.'s stockholders' equity	16,222		16,493				15,022
Total liabilities and stockholders' equity	112,075		113,312				112,187
Parent Company
Investments:
Investments in subsidiaries			19,444				18,265
Fixed maturity securities available-for-sale, at fair value			151				11
Other invested assets			5				64
Total investments			19,600				18,340
Cash and cash equivalents			843				907		813	1,298
Deferred tax asset			736				465
Tax receivable from subsidiaries			263				330
Other assets			308				266
Total assets			21,750				20,308
Liabilities:
Tax payable to our former parent company			279				310
Other liabilities			575				611
Borrowings from subsidiaries			200				200
Long-term borrowings			4,203				4,165
Total liabilities			5,257				5,286
Commitments and contingencies
Stockholders' equity:
Class A common stock			1				1
Additional paid-in capital			12,127				12,136
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired			2,692				1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities			(54)				(132)
Net unrealized investment gains (losses)			2,638				1,485
Derivatives qualifying as hedges			1,909				2,009
Foreign currency translation and other adjustments			655				553
Total accumulated other comprehensive income (loss)			5,202				4,047
Retained earnings			1,863				1,538
Treasury stock, at cost			(2,700)				(2,700)
Total Genworth Financial, Inc.'s stockholders' equity			16,493				15,022
Total liabilities and stockholders' equity			$ 21,750				$ 20,308

[1]	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
[2]	See note 5 for additional information.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Statements of Income) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Net investment gains (losses)	$ (61)							$ 37						$ 27	$ (195)	$ (143)
Total revenues	2,303	2,467		2,456		2,402		2,315		2,510	2,426	2,532	2,455	9,640	9,923	9,716
Benefits and expenses:
Operating expenses	(433)							(440)						(1,594)	(1,930)	(1,938)
Interest expense	(126)							(95)						(476)	(506)	(457)
Total benefits and expenses	(2,066)	(2,134)	[1]	(2,374)	[1]	(2,293)	[1]	(2,233)	[1]	(2,346)	(2,414)	(2,669)	(2,364)	(9,034)	(9,793)	(9,859)
Loss before income taxes and equity in income of subsidiaries	237							82						606	130	(143)
Benefit from income taxes	(76)							(15)						(138)	11	279
Equity in income of subsidiaries	0							0						0	0	0
Net income available to Genworth Financial, Inc.'s common stockholders	103	168	[1]	35	[1]	76	[1]	46	[1]	155	(28)	(147)	58	325	38	38
Parent Company
Revenues:
Net investment and other income														2	4	11
Net investment gains (losses)														(29)	(17)	(4)
Total revenues														(27)	(13)	7
Benefits and expenses:
Operating expenses														16	33	41
Interest expense														315	324	284
Total benefits and expenses														331	357	325
Loss before income taxes and equity in income of subsidiaries														(358)	(370)	(318)
Benefit from income taxes														(112)	(131)	(147)
Equity in income of subsidiaries														571	277	209
Net income available to Genworth Financial, Inc.'s common stockholders														$ 325	$ 38	$ 38

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Statements of Comprehensive Income) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended														12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net income available to Genworth Financial, Inc.'s common stockholders	$ 103		$ 168	[1]	$ 35	[1]	$ 76	[1]	$ 46	[1]	$ 155	$ (28)	$ (147)	$ 58	$ 325	$ 38	$ 38
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(217)								(185)						1,078	1,615	950
Net unrealized gains (losses) on other-than-temporarily impaired securities	26								21						78	(11)	126
Derivatives qualifying as hedges	(110)	[2]							(329)	[2]					(100)	1,085	122
Foreign currency translation and other adjustments	(104)								116						126	(135)	286
Total other comprehensive income (loss)	(405)								(377)						1,182	2,554	1,484
Total comprehensive income (loss) available to Genworth Financial, Inc.'s common stockholders	(275)								(345)						1,480	2,579	1,456
Parent Company
Condensed Financial Statements, Captions [Line Items]
Net income available to Genworth Financial, Inc.'s common stockholders															325	38	38
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on securities not other-than-temporarily impaired															1,075	1,576	939
Net unrealized gains (losses) on other-than-temporarily impaired securities															78	(11)	126
Derivatives qualifying as hedges															(100)	1,085	122
Foreign currency translation and other adjustments															102	(109)	231
Total other comprehensive income (loss)															1,155	2,541	1,418
Total comprehensive income (loss) available to Genworth Financial, Inc.'s common stockholders															$ 1,480	$ 2,579	$ 1,456

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	See note 5 for additional information.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Statements of Cash Flows) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders	$ 103	$ 46	[1]	$ 325	$ 38	$ 38
Adjustments to reconcile net income available to Genworth Financial, Inc.'s common stockholders to net cash from operating activities:
Equity in income from subsidiaries	0	0		0	0	0
Dividends from subsidiaries	0	0		0	0	0
Net investment (gains) losses	61	(37)		(27)	195	143
Deferred income taxes	(182)	21		82	(350)	(337)
Stock-based compensation expense	9	9		26	31	44
Change in certain assets and liabilities:
Accrued investment income and other assets	42	99		68	174	31
Other liabilities	(474)	(370)		(1,166)	(73)	(271)
Net cash from operating activities	60	(252)		962	3,125	1,336
Cash flows from investing activities:
Proceeds from fixed maturity securities	1,212	969		5,176	5,233	4,589
Purchases of fixed maturity securities	2,069	3,049		12,322	11,885	13,236
Payments for business purchased, net of cash acquired				0	3	40
Capital contribution paid to subsidiaries	0	0		0	0	0
Net cash from investing activities	453	124		(722)	(59)	(1,815)
Cash flows from financing activities:
Repayment and repurchase of long-term borrowings				322	760	6
Proceeds from issuance of long-term borrowings	0	361		361	545	1,204
Net cash from financing activities	(299)	(189)		(1,101)	(1,641)	(1,512)
Effect of exchange rate changes on cash and cash equivalents	(48)	16		26	(69)	121
Net change in cash and cash equivalents	166	(301)		(835)	1,356	(1,870)
Cash and cash equivalents at beginning of year	3,632	4,443		4,443	3,094
Cash and cash equivalents of continuing operations at end of period	3,797	4,152		3,632	4,443	3,094
Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders				325	38	38
Adjustments to reconcile net income available to Genworth Financial, Inc.'s common stockholders to net cash from operating activities:
Equity in income from subsidiaries				(571)	(277)	(209)
Dividends from subsidiaries				545	478	342
Net investment (gains) losses				29	17	4
Deferred income taxes				(277)	(126)	(81)
Net decrease in derivative instruments				(27)	(47)	(93)
Stock-based compensation expense				23	32	41
Change in certain assets and liabilities:
Accrued investment income and other assets				24	(53)	(27)
Other liabilities				23	85	66
Net cash from operating activities				94	147	81
Cash flows from investing activities:
Proceeds from fixed maturity securities				10	201	0
Purchases of fixed maturity securities				(150)	(10)	(201)
Other invested assets, net				30	(30)	0
Payments for business purchased, net of cash acquired				(18)	2	(40)
Capital contribution paid to subsidiaries				(20)	(15)	(203)
Net cash from investing activities				(148)	148	(444)
Cash flows from financing activities:
Short-term borrowing and other, net				(49)	162	(967)
Repayment and repurchase of long-term borrowings				(322)	(760)	(6)
Proceeds from issuance of long-term borrowings				361	397	793
Repayment of borrowings from subsidiaries				0	0	(33)
Net cash from financing activities				(10)	(201)	(213)
Effect of exchange rate changes on cash and cash equivalents				0	0	91
Net change in cash and cash equivalents				(64)	94	(485)
Cash and cash equivalents at beginning of year		907		907	813	1,298
Cash and cash equivalents of continuing operations at end of period				$ 843	$ 907	$ 813

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Impact of Retrospective Accounting Changes on Balance Sheet I) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Assets:
Investments in subsidiaries	$ 0	$ 0	$ 0
Total assets	112,075	113,312	112,187
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity	16,222	16,493	15,022
Parent Company
Assets:
Investments in subsidiaries		19,444	18,265
Total assets		21,750	20,308
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		16,493	15,022
As originally reported
Assets:
Total assets			114,302	[1]
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity			16,541	[1]
As originally reported | Parent Company
Assets:
Investments in subsidiaries			19,784
Total assets			21,827
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity			16,541
Effect of DAC change
Assets:
Total assets			(2,131)
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity			(1,353)
Effect of DAC change | Parent Company
Assets:
Investments in subsidiaries			(1,353)	[2]
Total assets			(1,353)	[2]
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity			(1,353)	[2]
Effect of reserve change
Assets:
Total assets		28	16
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		(133)	(120)
Effect of reserve change | Parent Company
Assets:
Investments in subsidiaries		(133)	(120)
Total assets		(133)	(120)
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		(133)	(120)
Effect of premium restatement
Assets:
Total assets		0	0
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		(44)	(46)
Effect of premium restatement | Parent Company
Assets:
Investments in subsidiaries		(44)	(46)
Total assets		(44)	(46)
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		$ (44)	$ (46)

[1]	Originally reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.
[2]	Deferred acquisition costs.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Impact of Retrospective Accounting Changes on Income Statement I) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Equity in income of subsidiaries	$ 0							$ 0						$ 0	$ 0		$ 0
Net income available to Genworth Financial, Inc.'s common stockholders	103	168	[1]	35	[1]	76	[1]	46	[1]	155	(28)	(147)	58	325	38		38
Parent Company
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Equity in income of subsidiaries														571	277		209
Net income available to Genworth Financial, Inc.'s common stockholders														325	38		38
As originally reported
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Net income available to Genworth Financial, Inc.'s common stockholders															122	[2]	142	[2]
As originally reported | Parent Company
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Equity in income of subsidiaries															361		313
Net income available to Genworth Financial, Inc.'s common stockholders															122		142
Effect of DAC change
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Net income available to Genworth Financial, Inc.'s common stockholders															(63)		(86)
Effect of DAC change | Parent Company
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Equity in income of subsidiaries															(63)		(86)
Net income available to Genworth Financial, Inc.'s common stockholders															(63)		(86)
Effect of reserve change
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Net income available to Genworth Financial, Inc.'s common stockholders														(13)	(10)		(4)
Effect of reserve change | Parent Company
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Equity in income of subsidiaries														(13)	(10)		(4)
Net income available to Genworth Financial, Inc.'s common stockholders														(13)	(10)		(4)
Effect of premium restatement
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Net income available to Genworth Financial, Inc.'s common stockholders														2	(11)		(14)
Effect of premium restatement | Parent Company
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Equity in income of subsidiaries														2	(11)		(14)
Net income available to Genworth Financial, Inc.'s common stockholders														$ 2	$ (11)		$ (14)

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	Originally reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Impact of Retrospective Accounting Changes on Cash Flow I) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders	$ 103	$ 168	[1]	$ 35	[1]	$ 76	[1]	$ 46	[1]	$ 155	$ (28)	$ (147)	$ 58	$ 325	$ 38		$ 38
Equity in income from subsidiaries	0							0						0	0		0
Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														325	38		38
Equity in income from subsidiaries														(571)	(277)		(209)
As originally reported
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders															122	[2]	142	[2]
As originally reported | Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders															122		142
Equity in income from subsidiaries															(361)		(313)
Effect of DAC change
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders															(63)		(86)
Effect of DAC change | Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders															(63)		(86)
Equity in income from subsidiaries															63		86
Effect of reserve change
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														(13)	(10)		(4)
Effect of reserve change | Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														(13)	(10)		(4)
Equity in income from subsidiaries														13	10		4
Effect of premium restatement
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														2	(11)		(14)
Effect of premium restatement | Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														2	(11)		(14)
Equity in income from subsidiaries														$ (2)	$ 11		$ 14

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	Originally reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 24 for additional information on discontinued operations.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Impact of Retrospective Accounting Changes on Balance Sheet II) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Assets:
Investments in subsidiaries	$ 0	$ 0	$ 0
Total assets	112,075	113,312	112,187
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity	16,222	16,493	15,022
Parent Company
Assets:
Investments in subsidiaries		19,444	18,265
Total assets		21,750	20,308
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		16,493	15,022
As computed under previous policies
Assets:
Total assets		113,284
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		16,670
As computed under previous policies | Parent Company
Assets:
Investments in subsidiaries		19,621
Total assets		21,927
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		16,670
Effect of reserve change
Assets:
Total assets		28	16
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		(133)	(120)
Effect of reserve change | Parent Company
Assets:
Investments in subsidiaries		(133)	(120)
Total assets		(133)	(120)
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		(133)	(120)
Effect of premium restatement
Assets:
Total assets		0	0
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		(44)	(46)
Effect of premium restatement | Parent Company
Assets:
Investments in subsidiaries		(44)	(46)
Total assets		(44)	(46)
Stockholders' equity:
Total Genworth Financial, Inc.'s stockholders' equity		$ (44)	$ (46)

Schedule II Genworth Financial, Inc. (Parent Company Only) (Impact of Retrospective Accounting Changes on Income Statement II) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Item Effected [Line Items]
Equity in income of subsidiaries	$ 0							$ 0						$ 0	$ 0	$ 0
Net income available to Genworth Financial, Inc.'s common stockholders	103	168	[1]	35	[1]	76	[1]	46	[1]	155	(28)	(147)	58	325	38	38
Parent Company
Item Effected [Line Items]
Equity in income of subsidiaries														571	277	209
Net income available to Genworth Financial, Inc.'s common stockholders														325	38	38
As computed under previous policies
Item Effected [Line Items]
Net income available to Genworth Financial, Inc.'s common stockholders														336
As computed under previous policies | Parent Company
Item Effected [Line Items]
Equity in income of subsidiaries														582
Net income available to Genworth Financial, Inc.'s common stockholders														336
Effect of reserve change
Item Effected [Line Items]
Net income available to Genworth Financial, Inc.'s common stockholders														(13)	(10)	(4)
Effect of reserve change | Parent Company
Item Effected [Line Items]
Equity in income of subsidiaries														(13)	(10)	(4)
Net income available to Genworth Financial, Inc.'s common stockholders														(13)	(10)	(4)
Effect of premium restatement
Item Effected [Line Items]
Net income available to Genworth Financial, Inc.'s common stockholders														2	(11)	(14)
Effect of premium restatement | Parent Company
Item Effected [Line Items]
Equity in income of subsidiaries														2	(11)	(14)
Net income available to Genworth Financial, Inc.'s common stockholders														$ 2	$ (11)	$ (14)

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Impact of Retrospective Accounting Changes on Net Cash Flows from Operating Activities II) (Detail) (USD $)
In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders	$ 103	$ 168	[1]	$ 35	[1]	$ 76	[1]	$ 46	[1]	$ 155	$ (28)	$ (147)	$ 58	$ 325	$ 38	$ 38
Equity in income from subsidiaries	0							0						0	0	0
Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														325	38	38
Equity in income from subsidiaries														(571)	(277)	(209)
As computed under previous policies
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														336
As computed under previous policies | Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														336
Equity in income from subsidiaries														(582)
Effect of reserve change
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														(13)	(10)	(4)
Effect of reserve change | Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														(13)	(10)	(4)
Equity in income from subsidiaries														13	10	4
Effect of premium restatement
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														2	(11)	(14)
Effect of premium restatement | Parent Company
Cash flows from operating activities:
Net income available to Genworth Financial, Inc.'s common stockholders														2	(11)	(14)
Equity in income from subsidiaries														$ (2)	$ 11	$ 14

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Schedule II Genworth Financial, Inc. (Parent Company Only) - Additional Information (Detail) In Millions, except Share data, unless otherwise specified	1 Months Ended			3 Months Ended		12 Months Ended				12 Months Ended		12 Months Ended			1 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended			1 Months Ended		3 Months Ended		12 Months Ended	1 Months Ended			12 Months Ended			1 Months Ended		12 Months Ended	1 Months Ended	12 Months Ended			1 Months Ended		12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended					1 Months Ended		3 Months Ended	1 Months Ended			12 Months Ended
	Mar. 27, 2013 USD ($)	Jan. 31, 2013 USD ($)	Apr. 02, 2012 USD ($)	Mar. 31, 2013 USD ($)	Mar. 31, 2012 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2012 Section 338 Election USD ($) Y	Dec. 31, 2011 Section 338 Election USD ($)	Dec. 31, 2012 Rivermont Insurance Company I USD ($)	Dec. 31, 2011 Rivermont Insurance Company I USD ($)	Dec. 31, 2010 Rivermont Insurance Company I USD ($)	Jan. 31, 2013 International insurance subsidiaries USD ($)	Dec. 31, 2012 International insurance subsidiaries USD ($)	Dec. 31, 2011 International insurance subsidiaries USD ($)	Dec. 31, 2010 International insurance subsidiaries USD ($)	Jan. 31, 2013 Domestic insurance subsidiaries USD ($)	Dec. 31, 2012 Domestic insurance subsidiaries USD ($)	Dec. 31, 2011 Domestic insurance subsidiaries USD ($)	Dec. 31, 2010 Domestic insurance subsidiaries USD ($)	Dec. 31, 2012 Non-Recourse Funding Obligations USD ($)	Jan. 31, 2012 Non-Recourse Funding Obligations USD ($)	Sep. 30, 2012 Non-Recourse Funding Obligations USD ($)	Mar. 31, 2012 Non-Recourse Funding Obligations USD ($)	Dec. 31, 2011 Non-Recourse Funding Obligations USD ($)	Jul. 31, 2011 Majority-Owned Subsidiary, Unconsolidated USD ($)	Dec. 31, 2010 Majority-Owned Subsidiary, Unconsolidated	Dec. 31, 2010 Parent Company USD ($)	Dec. 31, 2012 Parent Company USD ($)	Dec. 31, 2011 Parent Company USD ($)	Dec. 31, 2010 Parent Company USD ($)	Jan. 31, 2013 Parent Company Domestic insurance subsidiaries USD ($)	Jun. 30, 2010 Genworth Canada 5.68% Senior Notes, due 2020 CAD	Dec. 31, 2011 Genworth Life Insurance Company Non-Recourse Funding Obligations USD ($)	Mar. 27, 2013 Wealth Management Subsidiaries Parent Company USD ($)	Dec. 31, 2012 Wealth Management Subsidiaries Parent Company USD ($)	Dec. 31, 2011 Wealth Management Subsidiaries Parent Company USD ($)	Dec. 31, 2010 Wealth Management Subsidiaries Parent Company USD ($)	Jun. 30, 2011 Class B Floating Rate Subordinated Notes Due 2021 Genworth Financial Mortgage Insurance Pty Limited AUD	Dec. 31, 2010 Senior Notes 4.59% Due 2015 Genworth Canada CAD	Dec. 31, 2012 Floating Rate Subordinated Notes Due 2033 Non-Recourse Funding Obligations USD ($)	Apr. 03, 2000 GEFAHI Senior Notes Senior Unsecured Note Seven Point Eight Five Percent due November Thirty Two Thousand Ten USD ($)	Dec. 31, 2012 GEFAHI Senior Notes Senior Unsecured Note Seven Point Eight Five Percent due November Thirty Two Thousand Ten	Mar. 31, 2010 GEFAHI Senior Notes Senior Unsecured Note Seven Point Two Five Percent due March Thirty First Two Thousand Twenty USD ($)	Dec. 31, 2012 GEFAHI Senior Notes Senior Unsecured Note Seven Point Two Five Percent due March Thirty First Two Thousand Twenty	Dec. 31, 2012 River Lake Insurance Company II (a), Due 2035 USD ($)		Dec. 31, 2011 River Lake Insurance Company II (a), Due 2035 USD ($)		Dec. 31, 2012 River Lake Insurance Company II (a), Due 2035 Non-Recourse Funding Obligations USD ($)	Dec. 31, 2012 River Lake IV Non-Recourse Funding Obligations USD ($)	Sep. 30, 2012 River Lake IV Non-Recourse Funding Obligations USD ($)	Mar. 26, 2012 River Lake IV Class B Floating Rate Subordinated Notes Due 2028 USD ($)	Mar. 25, 2011 River Lake IV Class B Floating Rate Subordinated Notes Due 2028 USD ($)	Mar. 25, 2010 River Lake IV Class B Floating Rate Subordinated Notes Due 2028 USD ($)	Dec. 31, 2012 River Lake IV Class B Floating Rate Subordinated Notes Due 2028	Dec. 31, 2011 River Lake IV Class B Floating Rate Subordinated Notes Due 2028	Dec. 31, 2012 Related to securitization entities USD ($)	Dec. 31, 2011 Related to securitization entities USD ($)
Condensed Financial Statements, Captions [Line Items]
Borrowings related to securitization entities				$ 329		$ 336	$ 396																																																					$ 336	$ 396
Issued notes, aggregate principal amount																																			275						140	150				200										22	28
Subordinated floating rate notes, margin																																									4.75%
Maturity date																																			Jun 30, 2020						Jun 30, 2021	Dec 31, 2015			Nov 30, 2010		Mar 31, 2020											May 25, 2028	May 25, 2028
Interest rate																																			5.68%							4.59%		7.85%		7.25%
Repayment of secured debt																																											11												3	6	6
Debt instrument, maturity year																																											2033					2035	[1]	2035	[1]
Repurchase of secured debt																								475		176										175																20	235	270
U.S. GAAP after-tax gain on repurchase transaction																							4	52	21
Secured Debt				2,062		2,066	3,256																																									192	[1]	192	[1]				8
Increase in amortization of DAC, due to loss recognition testing																									25
Net U.S. GAAP after-tax loss																									6	41
U.S. GAAP after-tax loss on reinsurance transaction																								93
Pre-tax gain on repurchase of senior notes																											48
Repaid subordinated notes																																												233
Repayment of subsidiary note with cash																															0	0	(33)													33
Guarantees of certain (primarily insurance) obligations						953	849					95
Limited Guarantee Provided to a subsidiary accounted for as a derivative												1	6
Limited guarantee to Rivermont Insurance Company I, which was accounted for as a derivative, pre-tax income (loss)												(14)	17	(4)
One time commitment fee												2
Net cash paid for taxes																															206
Net cash received for taxes																																27	71
Cash paid for interest						465	444	378																							333	319	276
Dividend received common shares																												3,582,227
Amount of subsidiary common shares received as a dividend															222				180									90
Dividend received preferred shares, number of shares																													131,962
Amount of subsidiary preferred shares received as a dividend																														132
Unrecognized tax benefits						55	226	193	285																					36			36
Uncertain tax benefits related to separation from former parent as non-cash deemed capital contributions																														73
Percentage of subsidiary common shares received as a dividend															85.00%
Amount of subsidiary common shares distributed as a capital contribution		11																	230															211
Percentage of subsidiary common shares distributed as a capital contribution																			15.40%
Tax matters agreement obligation related to section 338 election, period of payment, years										11
Maximum deferred tax assets related to Section 338 election deduction										640
Percentage of tax savings associated with Section 338 deductions										80.00%
Remaining deferred tax assets related to Section 338 election deduction										599	599
Uncertain tax benefits related to separation from former parent as non-cash deemed dividends																																	36
Total assets held in respect of tax elections						370	437
Deferred tax assets related to tax elections																															107	107
Tax receivable from subsidiaries																															263	330
Remaining net deferred tax asset comprised of share-based compensation, NOL carryforwards, unrealized gains on derivatives and a state deferred tax asset						303	194																								629	358
NOL carryforwards						4,977																									1,088
NOL carryforwards, expiration date						2025																									2029
Proceeds from sale of business	412		79																																		412
Investment in subsidiaries				0		0	0																								19,444	18,265						433	427
Earnings from subsidiaries				0	0	0	0	0																							571	277	209					49	48	37
Dividends received from subsidiaries				0	0	0	0	0								240	414	312		374	12	47									545	478	342					39	47	30
Capital contributions to subsidiaries				0	0	0	0	0																							(20)	(15)	(203)						2
Additional performance-based payments, up to																																						70
Business acquisition contingent consideration liability																																					$ 40

[1]	Accrual of interest based on one-month LIBOR that resets every 28 days plus a fixed margin.

Schedule II Genworth Financial, Inc. (Parent Company Only) (Non-Cash Items) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplemental schedule of non-cash activities:
Total non-cash transactions	$ 0	$ (285)	$ (41)
Parent Company
Supplemental schedule of non-cash activities:
Capital contributions to subsidiaries	0	(90)	(205)
Dividends from subsidiaries	0	90	168
Total non-cash transactions	$ 0	$ 0	$ (37)

Schedule III Genworth Financial, Inc. Supplemental Insurance Information (Schedule of Supplemental Insurance Information) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplementary Insurance Information, by Segment [Line Items]
Deferred Acquisition Costs	$ 5,036	$ 5,193
Future Policy Benefits	33,505	32,175
Policyholder Account Balances	26,262	26,345
Liability for Policy and Contract Claims	7,509	7,620
Unearned Premiums	4,333	4,223
Premium Revenue	5,041	5,688	5,833
Net Investment Income	3,343	3,380	3,266
Interest Credited and Benefits and Other Changes in Policy Reserves	6,153	6,735	6,842
Amortization of Deferred Acquisition Costs	618	460	510
Other Operating Expenses	2,263	2,598	2,507
Premiums Written	5,057	5,479	5,491
U.S. Life Insurance
Supplementary Insurance Information, by Segment [Line Items]
Deferred Acquisition Costs	4,300	4,393
Future Policy Benefits	33,499	32,168
Policyholder Account Balances	21,454	20,943
Liability for Policy and Contract Claims	4,857	4,418
Unearned Premiums	617	576
Premium Revenue	2,789	2,979	3,004
Net Investment Income	2,594	2,538	2,473
Interest Credited and Benefits and Other Changes in Policy Reserves	4,593	4,448	4,339
Amortization of Deferred Acquisition Costs	410	207	240
Other Operating Expenses	830	930	875
Premiums Written	2,818	3,005	3,030
International Mortgage Insurance
Supplementary Insurance Information, by Segment [Line Items]
Deferred Acquisition Costs	161	162
Future Policy Benefits	0	0
Policyholder Account Balances	0	0
Liability for Policy and Contract Claims	516	553
Unearned Premiums	3,051	2,932
Premium Revenue	1,016	1,063	994
Net Investment Income	375	393	355
Interest Credited and Benefits and Other Changes in Policy Reserves	516	458	390
Amortization of Deferred Acquisition Costs	52	53	49
Other Operating Expenses	103	292	255
Premiums Written	1,061	923	819
U.S. Mortgage Insurance
Supplementary Insurance Information, by Segment [Line Items]
Deferred Acquisition Costs	10	7
Future Policy Benefits	0	0
Policyholder Account Balances	0	0
Liability for Policy and Contract Claims	2,009	2,488
Unearned Premiums	116	112
Premium Revenue	549	547	574
Net Investment Income	68	104	116
Interest Credited and Benefits and Other Changes in Policy Reserves	725	1,325	1,491
Amortization of Deferred Acquisition Costs	3	2	2
Other Operating Expenses	145	159	156
Premiums Written	554	556	572
International Protection
Supplementary Insurance Information, by Segment [Line Items]
Deferred Acquisition Costs	242	259
Future Policy Benefits	0	0
Policyholder Account Balances	16	17
Liability for Policy and Contract Claims	106	133
Unearned Premiums	539	592
Premium Revenue	682	839	939
Net Investment Income	131	173	154
Interest Credited and Benefits and Other Changes in Policy Reserves	150	135	196
Amortization of Deferred Acquisition Costs	106	136	155
Other Operating Expenses	624	635	667
Premiums Written	619	735	748
Runoff
Supplementary Insurance Information, by Segment [Line Items]
Deferred Acquisition Costs	323	372
Future Policy Benefits	6	7
Policyholder Account Balances	4,792	5,385
Liability for Policy and Contract Claims	21	28
Unearned Premiums	10	11
Premium Revenue	5	260	322
Net Investment Income	145	140	130
Interest Credited and Benefits and Other Changes in Policy Reserves	169	369	426
Amortization of Deferred Acquisition Costs	47	62	64
Other Operating Expenses	84	152	168
Premiums Written	5	260	322
Corporate and Other
Supplementary Insurance Information, by Segment [Line Items]
Deferred Acquisition Costs	0	0
Future Policy Benefits	0	0
Policyholder Account Balances	0	0
Liability for Policy and Contract Claims	0	0
Unearned Premiums	0	0
Premium Revenue	0	0
Net Investment Income	30	32	38
Interest Credited and Benefits and Other Changes in Policy Reserves	0	0
Amortization of Deferred Acquisition Costs	0	0
Other Operating Expenses	477	430	386
Premiums Written	$ 0	$ 0

Formation of Genworth and Basis of Presentation - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended			3 Months Ended				12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2012 Effect Of Change	Mar. 31, 2012 Effect Of Change Cash Flows from Operating Activities	Mar. 31, 2013 Retained earnings	Mar. 31, 2012 Retained earnings	Dec. 31, 2012 Retained earnings	Dec. 31, 2011 Retained earnings	Dec. 31, 2010 Retained earnings	Dec. 31, 2009 Retained earnings
Error restatement effect on retained earnings																						$ (46)		$ (21)
Net income	141	266	[1]	71	[1]	109	[1]	79	[1]	188	8	(111)	92	525	177	181	(1)	(1)	103	46	325	38	38
Other liabilities and other policy-related balances	$ (474)							$ (370)						$ (1,166)	$ (73)	$ (271)		$ 1

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

Summary of Impact on Consolidated Balance Sheet (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012		Dec. 31, 2011
Liabilities and stockholders' equity
Other liabilities	$ 5,028	$ 5,239		$ 6,301
Deferred tax liability	1,132	1,507		811
Total liabilities	94,566	95,531		96,055
Stockholders' equity:
Retained earnings	1,966	1,863		1,538
Total Genworth's stockholders' equity	16,222	16,493		15,022
As originally reported
Liabilities and stockholders' equity
Other liabilities		5,171	[1]
Deferred tax liability		1,531	[1]
Total liabilities		95,487	[1]
Stockholders' equity:
Retained earnings		1,907	[1]
Total Genworth's stockholders' equity		16,537	[1]
Effect Of Change
Liabilities and stockholders' equity
Other liabilities		68
Deferred tax liability		(24)
Total liabilities		44
Stockholders' equity:
Retained earnings		(44)
Total Genworth's stockholders' equity		$ (44)

[1]	Previously reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 10 for additional information on discontinued operations.

Summary of Impact on Consolidated Statement of Income (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues:
Premiums	$ 1,261							$ 1,106						$ 5,041		$ 5,688		$ 5,833
Total revenues	2,303	2,467		2,456		2,402		2,315		2,510	2,426	2,532	2,455	9,640		9,923		9,716
Income from continuing operations before income taxes	237							82						606		130		(143)
Income from continuing operations	161	260	[1]	59	[1]	82	[1]	67	[1]	211	(11)	(138)	79	468		141		136
Net income	141	266	[1]	71	[1]	109	[1]	79	[1]	188	8	(111)	92	525		177		181
Net income available to Genworth's common stockholders	103	168	[1]	35	[1]	76	[1]	46	[1]	155	(28)	(147)	58	325		38		38
Net income available to Genworth's common stockholders per common share:
Basic	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.32	$ (0.06)	$ (0.3)	$ 0.12	$ 0.66	[2]	$ 0.08	[2]	$ 0.08	[2]
Diluted	$ 0.21	$ 0.34		$ 0.07		$ 0.16		$ 0.09		$ 0.31	$ (0.06)	$ (0.3)	$ 0.12	$ 0.66	[2]	$ 0.08	[2]	$ 0.08	[2]
As originally reported
Revenues:
Premiums								1,107	[3]
Total revenues								2,316	[3]
Income from continuing operations before income taxes								83	[3]
Income from continuing operations								68	[3]
Net income								80	[3]
Net income available to Genworth's common stockholders								47	[3]
Net income available to Genworth's common stockholders per common share:
Basic								$ 0.09	[3]
Diluted								$ 0.09	[3]
Effect Of Change
Revenues:
Premiums								(1)
Total revenues								(1)
Income from continuing operations before income taxes								(1)
Income from continuing operations								(1)
Net income								(1)
Net income available to Genworth's common stockholders								$ (1)
Net income available to Genworth's common stockholders per common share:
Basic								$ 0
Diluted								$ 0

[1]	Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund and payment of exit fees, was terminated. As a result, in the fourth quarter of 2012, the accrued liability for exit fees was reversed resulting in a favorable adjustment of $186 million in expenses in the Canadian platform. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.
[2]	May not total due to whole number calculation.
[3]	Previously reported has been adjusted for our wealth management business that is now reported as discontinued operations. See note 10 for additional information on discontinued operations.

Summary of Total Assets for Segments and Corporate and Other Activities (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Segment Reporting Information [Line Items]
Total assets	$ 112,075	$ 113,312	$ 112,187
U.S. Life Insurance
Segment Reporting Information [Line Items]
Total assets		79,214	75,547
International Mortgage Insurance
Segment Reporting Information [Line Items]
Total assets		10,063	9,643
U.S. Mortgage Insurance
Segment Reporting Information [Line Items]
Total assets		2,357	2,966
International Protection
Segment Reporting Information [Line Items]
Total assets		2,145	2,375
Runoff
Segment Reporting Information [Line Items]
Total assets		15,308	16,031
Corporate and Other
Segment Reporting Information [Line Items]
Total assets		4,225	5,625
Segment, Continuing Operations
Segment Reporting Information [Line Items]
Total assets	111,636	112,873	111,681
Segment, Continuing Operations | U.S. Life Insurance
Segment Reporting Information [Line Items]
Total assets	78,718	79,214	75,547
Segment, Continuing Operations | International Mortgage Insurance
Segment Reporting Information [Line Items]
Total assets	9,934	10,063	9,643
Segment, Continuing Operations | U.S. Mortgage Insurance
Segment Reporting Information [Line Items]
Total assets	2,201	2,357	2,966
Segment, Continuing Operations | International Protection
Segment Reporting Information [Line Items]
Total assets	2,049	2,145	2,375
Segment, Continuing Operations | Runoff
Segment Reporting Information [Line Items]
Total assets	15,435	15,308	16,031
Segment, Continuing Operations | Corporate and Other
Segment Reporting Information [Line Items]
Total assets	3,299	3,786	5,119
Segment, Discontinued Operations
Segment Reporting Information [Line Items]
Total assets	439	439	506
Segment, Discontinued Operations | U.S. Life Insurance
Segment Reporting Information [Line Items]
Total assets		0	0
Segment, Discontinued Operations | International Mortgage Insurance
Segment Reporting Information [Line Items]
Total assets		0	0
Segment, Discontinued Operations | U.S. Mortgage Insurance
Segment Reporting Information [Line Items]
Total assets		0	0
Segment, Discontinued Operations | International Protection
Segment Reporting Information [Line Items]
Total assets		0	0
Segment, Discontinued Operations | Runoff
Segment Reporting Information [Line Items]
Total assets		0	0
Segment, Discontinued Operations | Corporate and Other
Segment Reporting Information [Line Items]
Total assets		$ 439	$ 506

Component of Changes in OCI, net of Taxes (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Net unrealized investment gains (losses), beginning of period	$ 2,638	[1]	$ 1,485	[1]	$ 1,485	[1]	$ (80)		$ (1,405)
Net unrealized investment gains (losses), OCI before reclassifications	(216)	[1]	(164)	[1]	1,106		1,551		943
Net unrealized investment gains (losses), amounts reclassified from OCI	25	[1]	0	[1]	50		53		133
Net unrealized investment gains (losses), current period OCI	(191)	[1]	(164)	[1]	1,156		1,604		1,336
Net unrealized investment gains (losses), before noncontrolling interest	2,447	[1]	1,321	[1]
Less: Net unrealized investment gains (losses), change in OCI attributable to noncontrolling interests	4	[1]	(6)	[1]	3		39		11
Net unrealized investment gains (losses), end of period	2,443	[1]	1,327	[1]	2,638	[1]	1,485	[1]	(80)
Derivatives qualifying as effective accounting hedges, beginning of period	1,909	[2]	2,009	[2]	2,009	[2]	924		802
Derivatives qualifying as hedges, OCI before reclassifications	(102)	[2]	(322)	[2]	(77)		1,086		131
Derivatives qualifying as hedges, amounts reclassified from OCI	(8)	[2]	(7)	[2]	(23)		(1)		(9)
Derivatives qualifying as hedges, current period OCI	(110)	[2]	(329)	[2]	(100)		1,085		122
Derivatives qualifying as hedges, before noncontrolling interests	1,799	[2]	1,680	[2]
Less: Derivatives qualifying as hedges, change in OCI attributable to noncontrolling interests	0	[2]	0	[2]
Derivatives qualifying as effective accounting hedges, end of period	1,799	[2]	1,680	[2]	1,909	[2]	2,009	[2]	924
Foreign currency translation and other adjustments, beginning balances	655	[3]	553	[4]	553	[4]
Foreign currency translation and other adjustments, OCI before reclassifications	(104)	[3]	116	[4]
Foreign currency translation and other adjustments, amounts reclassified from OCI	0	[3]	0	[4]
Foreign currency translation and other adjustments, current period OCI	(104)	[3]	116	[4]
Foreign currency translation and other adjustments, before noncontrolling interests	551	[3]	669	[4]
Less: Foreign currency translation and other adjustments, change in OCI attributable to noncontrolling interests	(31)	[3]	20	[4]
Foreign currency translation and other adjustments, ending balances	582	[3]	649	[4]	655	[3]	553	[4]
Accumulated other comprehensive income (loss), beginning balances	5,202		4,047		4,047
OCI before reclassifications	(422)		(370)
Amounts reclassified from OCI	17		(7)
Total other comprehensive income (loss)	(405)		(377)		1,182		2,554		1,484
Other comprehensive income (loss), before noncontrolling interests	4,797		3,670
Less: change in OCI attributable to noncontrolling interests	(27)		14
Accumulated other comprehensive income (loss), ending balances	$ 4,824		$ 3,656		$ 5,202		$ 4,047

[1]	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
[2]	See note 5 for additional information.
[3]	Balance included $26 million, net of $13 million of taxes, related to a net unrecognized postretirement benefit obligation as of March 31, 2013. Amount also included $52 million of taxes related to foreign currency translation adjustments as of March 31, 2013.
[4]	Balance included $20 million, net of $11 million of taxes, related to a net unrecognized postretirement benefit obligation as of March 31, 2012. Amount also included $48 million of taxes related to foreign currency translation adjustments as of March 31, 2012.

Component of Changes in OCI, net of Taxes (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Unrecognized postretirement benefit obligation, current period OCI	$ 26	$ 20
Unrecognized postretirement benefit obligation, current period OCI, tax	13	11
Foreign currency translation and other adjustments, current period OCI, tax	$ 52	$ 48

Reclassifications out of Accumulated Other Comprehensive Income (Loss) net of Taxes (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Net unrealized investment gains (losses), amounts reclassified from OCI, provision for income taxes	$ 13		$ 0		$ 27	$ 29	$ 71
Net unrealized investment gains (losses), amounts reclassified from OCI	25	[1]	0	[1]	50	53	133
Derivatives qualifying as hedges, amounts reclassified from OCI	(8)	[2]	(7)	[2]	(23)	(1)	(9)
Unrealized gains (losses) on investment | Net Investment Gains (Losses)
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Net unrealized investment gains (losses), amounts reclassified from OCI, before tax	38	[3]	0	[3]
Provision for income taxes
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Net unrealized investment gains (losses), amounts reclassified from OCI, provision for income taxes	(13)		0
Derivatives qualifying as hedges, amounts reclassified from OCI	5		3
Interest Rate Swaps Hedging Assets | Net Investment Gains (Losses)
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Derivatives qualifying as hedges, amounts reclassified from OCI	0		(1)
Interest Rate Swaps Hedging Assets | Net Investment Income
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Derivatives qualifying as hedges, amounts reclassified from OCI	(9)		(9)
Interest Rate Swaps Hedging Liabilities | Interest Expense
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Derivatives qualifying as hedges, amounts reclassified from OCI	(1)		0
Inflation indexed swaps | Net Investment Income
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Derivatives qualifying as hedges, amounts reclassified from OCI	$ (3)		$ 0

[1]	Net of adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves. See note 4 for additional information.
[2]	See note 5 for additional information.
[3]	Amounts exclude adjustments to deferred acquisition costs, present value of future profits, sales inducements and benefit reserves.

Subsequent Events - Additional Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	1 Months Ended					1 Months Ended					1 Months Ended
	Mar. 27, 2013	Apr. 02, 2012	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 Subsequent Event	Apr. 01, 2013 Subsequent Event	Apr. 01, 2013 Subsequent Event Reverse Mortgage Business	Apr. 01, 2013 Subsequent Event Genworth Holdings	Apr. 01, 2013 Subsequent Event New Genworth	Apr. 01, 2013 Subsequent Event Genworth Mortgage Holdings, LLC	Apr. 01, 2013 Subsequent Event Genworth Mortgage Holdings, Inc.	Apr. 01, 2013 Subsequent Event Genworth Holdings/U.S. Mortgage Insurance Business
Subsequent Event [Line Items]
Class A Common Stock, par value			$ 0.001	$ 0.001	$ 0.001				$ 0.001	$ 0.001
Percentage of subsidiary common shares distributed as a dividend											84.60%	100.00%
Percentage of subsidiary equity ownership											15.40%		100.00%
Capital contributions							$ 100
Proceeds from sale of business	$ 412	$ 79				$ 412		$ 22